    As filed with the Securities and Exchange Commission on April 15, 2009



                                                             File Nos. 333-96773

                                                                      811-08306


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.

                                                                              []

                        Post-Effective Amendment No. 20


                                                                             [x]
                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 179


                                                                             [x]
                        (Check Appropriate Box or Boxes)



              First MetLife Investors Variable Annuity Account One

                           (Exact Name of Registrant)



                   First MetLife Investors Insurance Company

                              (Name of Depositor)



                   200 Park Avenue, New York, New York 10166


        (Address of Depositor's Principal Executive Offices) (Zip Code)


              (Depositor's Telephone Number, including Area Code)

                                 (800) 989-3752



                        (Name and Address of Guarantor)

                    General American Life Insurance Company

                            13045 Tesson Ferry Road

                           St. Louis, Missouri 63128


                    (Name and Address of Agent for Service)

                               Richard C. Pearson

                                 Vice President

                   First MetLife Investors Insurance Company

                             c/o Richard C. Pearson

                            5 Park Plaza, Suite 1900

                            Irvine, California 92614

                                 (949) 223-5680


                                   COPIES TO:


                                W. Thomas Conner

                        Sutherland Asbill & Brennan LLP

                         1275 Pennsylvania Avenue, N.W.

                           Washington, DC 20004-2415

                                 (202) 383-0590


                 (Approximate Date of Proposed Public Offering)


It is proposed that this filing will become effective (check appropriate box):


[]     immediately upon filing pursuant to paragraph (b) of Rule 485.



[x]    on May 1, 2009 pursuant to paragraph (b) of Rule 485.



[]     60 days after filing pursuant to paragraph (a)(1) of Rule 485.


[]     on (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:


[]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Title of Securities Registered: (1) Individual Variable Annuity Contracts, and
(2) Guarantee related to insurance obligations under variable annuity contracts

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

        SUPPLEMENT DATED MAY 1, 2009 TO PROSPECTUSES DATED MAY 1, 2009

For contracts issued on or after December 17, 2007, this supplement describes the annuity date provision under the contract offered by the selling firm to which your account representative is associated. This supplement applies to the Class XC, C, L and VA variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement provides information in addition to that contained in the prospectus dated May 1, 2009 for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1. Annuity Date

In the "ANNUITY PAYMENTS (THE INCOME PHASE)--Annuity Date" section of the prospectus, replace the second and third paragraphs with the following:

   When you purchase the contract, the annuity date will be the later of the first day of the calendar month after the annuitant's 90th birthday or ten
   (10) years from the date your contract was issued. You can change the annuity date at any time before the annuity date with 30 days prior notice to us. However, if you have bought your contract through the selling firm to which your account representative is associated, you cannot change your annuity date to a date beyond age 95 of the annuitant unless your contract is held through a custodial account, such as an IRA held in a custodial account (see "Other Information--Annuitant" for the definition of annuitant and permitted changes of the annuitant).

   Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have elected a living benefit rider such as a Guaranteed Withdrawal Benefit, a Guaranteed Minimum Income Benefit, or the Guaranteed Minimum Accumulation Benefit, and the rider continues in effect at the time of annuitization, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the Lifetime Withdrawal Guarantee or Guaranteed Minimum Income Benefit Plus riders) or Guaranteed Accumulation Payment (for the Guaranteed Minimum Accumulation Benefit rider) that may also be provided by the rider. For a Guaranteed Withdrawal Benefit rider where annuitization must occur no later than age 95 of the annuitant, there are several annuity income options to choose from during the annuity phase that you should be aware of. (See "Annuitization" below in this prospectus supplement).

2. Lifetime Withdrawal Guarantee--Remaining Guaranteed Withdrawal Amount

In the "Description of the Lifetime Withdrawal Guarantee II" section of the "LIVING BENEFITS" section of the prospectus, replace the last bullet item under the heading "It is important to note" with the following:

    . At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the LWG I or LWG II rider. Your contract must be annuitized when the annuitant attains age 95 unless your contract is held through a custodial account. Annuitization may provide higher income amounts if the current annuity option rates applied to the Adjusted Contract Value on the Annuity Date exceed the payments under the LWG II rider. Also, income amounts provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the LWG II rider. (See "Annuitization" below in this prospectus supplement.)

                                                                SUPP-MLFAN509NY

3. Annuitization

Add the following at the end of the "Guaranteed Withdrawal Benefit" section of the "LIVING BENEFITS" section of the prospectus, just before the "Guaranteed Minimum Accumulation Benefit" section:

   Guaranteed Withdrawal Benefit and Annuitization. At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing any Guaranteed Withdrawal Benefit rider. For contracts issued on or after December 17, 2007, when the annuitant attains age 95, your contract must be annuitized unless your contract is held through a custodial account. (See "Annuity Date" above in this prospectus supplement.)

   At the required annuitization date you must select one of the following annuity income options:

    1) Annuitize the account value under the contract's annuity provisions.

    2) Elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount under the LWG II or the Benefit Base under the Enhanced GWB is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount or Benefit Base to zero.

    3) Under the LWG I, or under the LWG II if eligible for lifetime withdrawals, elect to receive the Annual Benefit Payment paid each year until your death (or the later of your and your spousal beneficiary's death for the Joint Life version of the LWG I or LWG II). If you (or you and your spousal beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.

Since the annuity date at the time you purchase the contract is the later of age 90 of the annuitant or 10 years from contract issue date, you will need to make an election if you would like to extend your annuity date to age 95 of the annuitant, or later if your contract is held through a custodial account. At the time of annuitization, you will need to select an annuity income option from one of the above referenced payout options (or any other annuity income option available under your contract) (see "ANNUITY PAYMENTS (THE INCOME PHASE)--Annuity Options" in the prospectus). The default annuity income option is a life annuity with 10 years of annuity payments guaranteed. We will increase your payments so your aggregate payments will not be less than what you would have received under a GWB rider, including the LWG I or LWG II.


       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor: MetLife Investors Distribution Company      Telephone: 800-343-8496
5 Park Plaza, Suite 1900 Irvine, CA 92614

                                                  THE VARIABLE ANNUITY CONTRACT

                                                                       ISSUED BY


                                      FIRST METLIFE INVESTORS INSURANCE COMPANY



                                                                             AND



                           FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE



                                                                        CLASS VA




                                                                     MAY 1, 2009




This prospectus describes the flexible premium deferred variable annuity contract offered by First MetLife Investors Insurance Company (First
MetLife Investors or we or us). The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans.




                               The annuity contract has 51 investment choices -

a fixed account that offers an interest rate guaranteed by us, and 50 investment portfolios listed below. You can put your money in the fixed account and/or any of these investment portfolios. Effective for contracts issued on and after May 1, 2003, the fixed account is not available as an investment choice during the accumulation phase of the contract, except in connection with an enhanced dollar cost averaging program.







MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS C):

     American Funds Bond Portfolio (Class C)

     American Funds Growth Portfolio (Class C)

     American Funds International Portfolio (Class C)

     BlackRock High Yield Portfolio


     Clarion Global Real Estate Portfolio


     Harris Oakmark International Portfolio

     Lazard Mid Cap Portfolio

     Legg Mason Partners Aggressive Growth Portfolio

     Legg Mason Value Equity Portfolio

     Loomis Sayles Global Markets Portfolio

     Lord Abbett Bond Debenture Portfolio

     Lord Abbett Growth and Income Portfolio

     Lord Abbett Mid Cap Value Portfolio

     Met/AIM Small Cap Growth Portfolio

     Met/Franklin Mutual Shares Portfolio


     Met/Templeton International Bond Portfolio*


     MFS (Reg. TM) Emerging Markets Equity Portfolio

     MFS (Reg. TM) Research International Portfolio

     PIMCO Inflation Protected Bond Portfolio

     PIMCO Total Return Portfolio


     Pioneer Fund Portfolio


     Rainier Large Cap Equity Portfolio

     RCM Technology Portfolio

     T. Rowe Price Mid Cap Growth Portfolio

     Third Avenue Small Cap Value Portfolio

     Turner Mid Cap Growth Portfolio

     Van Kampen Comstock Portfolio




METROPOLITAN SERIES FUND, INC.:

     Barclays Capital Aggregate Bond Index Portfolio

         (Class G)

     BlackRock Money Market Portfolio (Class B)


     Davis Venture Value Portfolio (Class E)


     Jennison Growth Portfolio (Class B)

     Met/Artisan Mid Cap Value Portfolio

         (formerly Harris Oakmark Focused Value Portfolio) (Class B)

     Met/Dimensional International Small Company Portfolio (Class B)

     MetLife Mid Cap Stock Index Portfolio (Class G)

     MetLife Stock Index Portfolio (Class B)

     Morgan Stanley EAFE (Reg. TM) Index Portfolio (Class G)

     Russell 2000 (Reg. TM) Index Portfolio (Class G)

     Van Eck Global Natural Resources Portfolio (Class B)*

     Western Asset Management U.S. Government Portfolio (Class B)


* These portfolios are only available for investment if certain optional riders are elected. (See "Purchase - Investment Allocation Restrictions for Certain Riders.")

MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B):

     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio



MET INVESTORS SERIES TRUST - AMERICAN FUNDS ASSET ALLOCATION PORTFOLIOS (CLASS
C):

     American Funds Moderate Allocation Portfolio

     American Funds Balanced Allocation Portfolio

     American Funds Growth Allocation Portfolio



MET INVESTORS SERIES TRUST - FRANKLIN TEMPLETON ASSET ALLOCATION PORTFOLIO (CLASS B):

     Met/Franklin Templeton Founding Strategy Portfolio




MET INVESTORS SERIES TRUST - SSGA ETF PORTFOLIOS (CLASS B):

     SSgA Growth and Income ETF Portfolio

     SSgA Growth ETF Portfolio



Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First MetLife Investors Variable Annuity Contract.



To learn more about the First MetLife Investors Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2009. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 77 of this prospectus. For a free copy of the SAI, call us at (800) 343-8496, visit our website at WWW.METLIFEINVESTORS.COM, or write to us at: 5 Park Plaza, Suite 1900, Irvine, CA 92614.




The contracts:

o  are not bank deposits

o  are not FDIC insured

o  are not insured by any federal government agency

o  are not guaranteed by any bank or credit union

o  may be subject to loss of principal


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



May 1, 2009

TABLE OF CONTENTS                                              PAGE
                         PAGE






INDEX OF SPECIAL TERMS..................  5
HIGHLIGHTS..............................  6
FEE TABLES AND EXAMPLES.................  8
1. THE ANNUITY CONTRACT................. 17
     Market Timing...................... 18
2. PURCHASE............................. 18
     Purchase Payments.................. 18
     Termination for Low Account Value   18
  .
     Allocation of Purchase Payments.... 18
     Investment Allocation Restrictions
for Certain
       Riders........................... 19
     Free Look.......................... 21
     Accumulation Units................. 21
     Account Value...................... 22
     Replacement of Contracts........... 22
3. INVESTMENT OPTIONS................... 23
     Transfers.......................... 25
     Dollar Cost Averaging Programs..... 28
     Three Month Market Entry Program... 29
     Automatic Rebalancing Program...... 29
     Description of the MetLife Asset
Allocation
       Program.......................... 30
     Description of the American Funds
Asset Allocation
       Portfolios....................... 30
     Description of the Met/Franklin
Templeton
       Founding Strategy Portfolio...... 31
     Description of the SSgA ETF         31
  Portfolios  .
     Voting Rights...................... 31
     Substitution of Investment Options  32
  .
4. EXPENSES............................. 32
     Product Charges.................... 32
     Account Fee........................ 32
     Guaranteed Minimum Income Benefit
- Rider
       Charge........................... 33
     Guaranteed Withdrawal Benefit -     33
  Rider Charge  .
     Guaranteed Minimum Accumulation
       Benefit - Rider Charge........... 34
     Withdrawal Charge.................. 35
     Reduction or Elimination of the
Withdrawal
       Charge........................... 36
     Premium and Other Taxes............ 36
     Transfer Fee....................... 36
     Income Taxes....................... 37
     Investment Portfolio Expenses...... 37
5. ANNUITY PAYMENTS
     (THE INCOME PHASE)................. 37
     Annuity Date....................... 37


     Annuity Payments................... 37
     Annuity Options.................... 38
     Variable Annuity Payments.......... 39
     Fixed Annuity Payments............. 40
6. ACCESS TO YOUR MONEY................. 40
     Systematic Withdrawal Program...... 41
     Suspension of Payments or           41
  Transfers  .
7. LIVING BENEFITS...................... 41
     Overview of Living Benefit Riders   41
  .
     Guaranteed Income Benefits......... 42
     Description of GMIB Plus........... 43
     Description of GMIB................ 47
     Guaranteed Withdrawal Benefits..... 48
     Description of the Lifetime
Withdrawal Guarantee
       II............................... 49
     Description of the Lifetime
Withdrawal Guarantee
       I................................ 55
     Description of the Enhanced
Guaranteed
       Withdrawal Benefit............... 56
     Description of the Guaranteed
Withdrawal Benefit
       I................................ 60
     Guaranteed Minimum Accumulation     60
  Benefit  .
8. PERFORMANCE.......................... 64
9. DEATH BENEFIT........................ 64
     Upon Your Death.................... 64
     Standard Death Benefit - Principal  64
  Protection  .
     Optional Death Benefit - Annual     65
  Step-Up  .
     General Death Benefit Provisions... 65
     Spousal Continuation............... 66
     Death of the Annuitant............. 66
     Controlled Payout.................. 66
10. FEDERAL INCOME TAX STATUS........... 67
     Taxation of Non-Qualified           67
  Contracts  .
     Taxation of Qualified Contracts.... 69
     Puerto Rico Tax Considerations..... 72
     Tax Benefits Related to the Assets
of the Separate
       Account.......................... 72
     Possible Tax Law Changes........... 72
11. OTHER INFORMATION................... 73
     First MetLife Investors............ 73
     The Separate Account............... 73
     Distributor........................ 73
     Selling Firms...................... 74
     Requests and Elections............. 75
     Ownership.......................... 76
     Legal Proceedings.................. 77
     Financial Statements............... 77

TABLE OF CONTENTS OF THE STATEMENT OF
ADDITIONAL INFORMATION..................  77
APPENDIX A.............................. A-1
     Condensed Financial Information.... A-1
APPENDIX B.............................. B-1
     Participating Investment            B-1
  Portfolios  .
APPENDIX C.............................. C-1
     EDCA Examples with Multiple         C-1
  Purchase Payments
APPENDIX D.............................. D-1
     Guaranteed Minimum Income Benefit
Plus
       Examples......................... D-1
APPENDIX E.............................. E-1
     Guaranteed Withdrawal Benefit       E-1
  Examples  .
APPENDIX F.............................. F-1
     Death Benefit Examples............. F-1

INDEX OF SPECIAL TERMS


Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.




                                                                            PAGE

Account Value............................................................ 22
Accumulation Phase....................................................... 17
Accumulation Unit........................................................ 21
Annual Benefit Payment..................................... 50 and 56
Annuitant................................................................ 77
Annuity Date............................................................. 37
Annuity Options.......................................................... 38
Annuity Payments......................................................... 37
Annuity Units............................................................ 37
Beneficiary.............................................................. 77
Benefit Base............................................................. 56
Business Day............................................................. 19
Fixed Account............................................................ 17
Good Order............................................................... 76
Guaranteed Accumulation Amount........................................... 61
Guaranteed Withdrawal Amount............................................. 57
GWB Withdrawal Rate...................................................... 57
Income Base.............................................................. 43
Income Phase............................................................. 17
Investment Portfolios.................................................... 23
Joint Owners............................................................. 77
Owner.................................................................... 76
Purchase Payment......................................................... 18
Remaining Guaranteed Withdrawal Amount................................... 50
Separate Account......................................................... 73
Total Guaranteed Withdrawal Amount....................................... 49

HIGHLIGHTS


The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company, where you agree to make at least one purchase payment to us and we agree to make a series of annuity payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in our fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose an optional death benefit and fixed and variable income options. You can also select the guaranteed minimum income benefit (GMIB) or a guaranteed withdrawal benefit
(GWB).


The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may assess a withdrawal charge of up to 7%. The income phase occurs when you or a designated payee begin receiving regular annuity payments from your contract. You and the annuitant (the person on whose life we base annuity payments) do not have to be the same, unless you purchase a tax qualified contract or elect the GMIB (see "Living Benefits - Guaranteed Income Benefits").



You can have annuity payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable annuity payments, the amount of the variable annuity payments will depend upon the investment performance of the investment portfolio(s) you select for the income phase. If you choose fixed annuity payments, the amount of each payment will not change during the income phase.


TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")


FREE LOOK. You may cancel the contract within 10 days after receiving it. If you mail your cancellation request, the request must be postmarked by the appropriate day; if you deliver your cancellation request by hand, it must be received by us by the appropriate day. You will receive whatever your contract is worth on the day that we receive your cancellation request and we will not deduct a withdrawal charge. The amount you receive may be more or less than your payment depending upon the performance of the investment portfolios. You bear the risk of any decline in account value. We do not refund any charges or deductions assessed during the free look period.


TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.


NON-NATURAL PERSONS AS OWNERS. If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The owner of this contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract.


INQUIRIES. If you need more information, please contact our Annuity Service Center at:


                    MetLife Investors Distribution Company

                                P.O. Box 10366
                          Des Moines, Iowa 50306-0366
                                 (800) 343-8496

ELECTRONIC DELIVERY. As an owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the investment portfolios and other contract related documents.


Contact us at WWW.METLIFEINVESTORS.COM for more information and to enroll.

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE



WITHDRAWAL CHARGE (Note 1)                7%
(as a percentage of purchase payments)
TRANSFER FEE (Note 2)                     $0 (First 12 per year)
                                          $25 (Thereafter)

--------------------------------------------------------------------------------

Note 1. If an amount withdrawn is determined to include the withdrawal of prior purchase payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See "Expenses - Withdrawal Charge.")



Number of Complete Years from    Withdrawal Charge
Receipt of Purchase Payment      (% of Purchase Payment)
------------------------------   ------------------------
               0                            7

               1                            6
               2                            6
               3                            5
               4                            4
               5                            3
               6                            2
         7 and thereafter                   0

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is $25 per transfer. First MetLife Investors is currently waiving the transfer fee, but reserves the right to charge the fee in the future.

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.

--------------------------------------------------------------------------------


ACCOUNT FEE (Note 1)    $30


SEPARATE ACCOUNT ANNUAL EXPENSES*

(referred to as Separate Account Product Charges)

(as a percentage of average account value in the Separate Account)



Mortality and Expense Charge                 1.05%
Administration Charge                        0.25%
                                             ----
Total Separate Account Annual Expenses       1.30%
Death Benefit Rider Charges (Optional)
(as a percentage of average account
  value in the Separate Account)
Optional Death Benefit - Annual Step-Up      0.20%
  Death Benefit
Total Separate Account Annual Expenses
Including Charge for Optional Death          1.50%
  Benefit

--------------------------------------------------------------------------------


Note 1. An Account Fee of $30 is charged on the last day of each contract year if the account value is less than $50,000. Different policies apply during the income phase of the contract. (See "Expenses.")



* Certain charges and expenses for contracts issued before May 1, 2003 are different. Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses.")

ADDITIONAL OPTIONAL RIDER CHARGES*




GUARANTEED MINIMUM INCOME BENEFIT RIDER
CHARGES
  GMIB Plus Prior to Optional Step-Up      0.95% of the Income Base (Note 1)
  GMIB Plus Upon Optional Step-Up          1.50% of the Income Base (Note 1)
  (maximum**)
  GMIB                                     0.50% of the Income Base (Note 1)
LIFETIME WITHDRAWAL GUARANTEE RIDER CHARGES
  Lifetime Withdrawal Guarantee II         1.25% of the Total Guaranteed Withdrawal Amount
  (Single Life
  version) Prior to Automatic Annual       (Note 2)
  Step-Up
  Lifetime Withdrawal Guarantee II         1.60% of the Total Guaranteed Withdrawal Amount
  (Single Life
  version) Upon Automatic Annual Step-Up   (Note 2)
  (maximum**)
  Lifetime Withdrawal Guarantee II         1.50% of the Total Guaranteed Withdrawal Amount
  (Joint Life
  version) Prior to Automatic Annual       (Note 2)
  Step-Up
  Lifetime Withdrawal Guarantee II         1.80% of the Total Guaranteed Withdrawal Amount
  (Joint Life
  version) Upon Automatic Annual Step-Up   (Note 2)
  (maximum**)
  Lifetime Withdrawal Guarantee I          0.50% of the Total Guaranteed Withdrawal Amount
  (Single Life
  version) Prior to Automatic Annual       (Note 2)
  Step-Up
  Lifetime Withdrawal Guarantee I          0.95% of the Total Guaranteed Withdrawal Amount
  (Single Life
  version) Upon Automatic Annual Step-Up   (Note 2)
  (maximum**)
  Lifetime Withdrawal Guarantee I          0.70% of the Total Guaranteed Withdrawal Amount
  (Joint Life
  version) Prior to Automatic Annual       (Note 2)
  Step-Up
  Lifetime Withdrawal Guarantee I          1.40% of the Total Guaranteed Withdrawal Amount
  (Joint Life
  version) Upon Automatic Annual Step-Up   (Note 2)
  (maximum**)



* You may only elect one living benefit rider at a time. Certain riders are no longer available for sale. (See "Living Benefits.") Certain rider charges for contracts issued before February 24, 2009 are different. Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses.")


** Certain rider charges may increase upon an Optional Step-Up or Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Step-Up or Optional Reset. (See "Expenses.")


Note 1. On the issue date, the Income Base is equal to your initial purchase payment. The Income Base is adjusted for subsequent purchase payments and withdrawals. See "Living Benefits - Guaranteed Income Benefit" for a definition of the term Income Base.


Note 2. The Total Guaranteed Withdrawal Amount is initially set at an amount equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount may increase with additional purchase payments. See "Living Benefits - Guaranteed Withdrawal Benefits" for a definition of the term Total Guaranteed Withdrawal Amount.

GUARANTEED WITHDRAWAL BENEFIT RIDER CHARGES
  Enhanced Guaranteed Withdrawal           0.55% of the Guaranteed Withdrawal Amount
  Benefit Rider
  Charge Prior to Optional Reset           (Note 3)

  Enhanced Guaranteed Withdrawal           1.00% of the Guaranteed Withdrawal Amount
  Benefit Rider
  Charge Upon Optional Reset (maximum**)   (Note 3)
  Guaranteed Withdrawal Benefit I Rider    0.50% of the Guaranteed Withdrawal Amount
  Charge
  Prior to Optional Reset                  (Note 3)
  Guaranteed Withdrawal Benefit I Rider    0.95% of the Guaranteed Withdrawal Amount
  Charge
  Upon Optional Reset (maximum**)          (Note 3)
GUARANTEED MINIMUM ACCUMULATION BENEFIT    0.75% of the Guaranteed Accumulation Amount
RIDER CHARGE                               (Note 4)



** Certain rider charges may increase upon an Optional Step-Up or Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Step-Up or Optional Reset. (See "Expenses.")


Note 3. The Guaranteed Withdrawal Amount is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with additional purchase payments. See "Living Benefits - Guaranteed Withdrawal Benefits" for definitions of the terms Guaranteed Withdrawal Amount and GWB Bonus Amount.


Note 4. The Guaranteed Accumulation Amount is initially set at an amount equal to a percentage of your initial purchase payment. The Guaranteed Accumulation Amount is adjusted for additional purchase payments made during the first 120 days of the contract and for withdrawals. See "Living Benefits - Guaranteed Minimum Accumulation Benefit" for a definition of the term Guaranteed Accumulation Amount.

--------------------------------------------------------------------------------


THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CERTAIN INVESTMENT PORTFOLIOS MAY IMPOSE A REDEMPTION FEE IN THE FUTURE. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.





                                    Minimum       Maximum
                                    ----          ----

Total Annual Portfolio Expenses     0.54%         1.60%
(expenses that are deducted from
investment portfolio assets,
including management fees,
12b-1/service fees, and other
  expenses)


--------------------------------------------------------------------------------

FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION -


DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES

(as a percentage of the average daily net assets of an investment portfolio)


The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.






                                                                                                                          NET
                                                                                  ACQUIRED     TOTAL     CONTRACTUAL     TOTAL
                                                                                    FUND       ANNUAL      EXPENSE      ANNUAL
                                          MANAGEMENT   12B-1/SERVICE     OTHER    FEES AND   PORTFOLIO     SUBSIDY     PORTFOLIO
                                             FEES           FEES       EXPENSES   EXPENSES    EXPENSES   OR DEFERRAL   EXPENSES
                                         ------------ --------------- ---------- ---------- ----------- ------------- ----------
MET INVESTORS SERIES TRUST
 American Funds Bond Portfolio             0.00%        0.55%          0.50%      0.40%      1.45%       0.40%         1.05%
 American Funds Growth Portfolio           0.00%        0.55%          0.37%      0.33%      1.25%       0.27%         0.98%
 American Funds International Portfolio    0.00%        0.55%          0.31%      0.52%      1.38%       0.21%         1.17%
 BlackRock High Yield Portfolio            0.60%        0.25%          0.09%      0.00%      0.94%       0.00%         0.94%
 Clarion Global Real Estate Portfolio      0.63%        0.25%          0.05%      0.00%      0.93%       0.00%         0.93%
 Harris Oakmark International Portfolio    0.78%        0.25%          0.07%      0.00%      1.10%       0.00%         1.10%
 Lazard Mid Cap Portfolio(1)               0.69%        0.25%          0.05%      0.00%      0.99%       0.00%         0.99%
 Legg Mason Partners Aggressive Growth     0.63%        0.25%          0.02%      0.00%      0.90%       0.00%         0.90%
 Portfolio
 Legg Mason Value Equity Portfolio         0.63%        0.25%          0.04%      0.00%      0.92%       0.00%         0.92%
 Loomis Sayles Global Markets Portfolio    0.68%        0.25%          0.05%      0.00%      0.98%       0.00%         0.98%
 Lord Abbett Bond Debenture Portfolio      0.50%        0.25%          0.03%      0.00%      0.78%       0.00%         0.78%
 Lord Abbett Growth and Income Portfolio   0.50%        0.25%          0.03%      0.00%      0.78%       0.00%         0.78%
 Lord Abbett Mid Cap Value Portfolio(2)    0.68%        0.25%          0.07%      0.00%      1.00%       0.00%         1.00%
 Met/AIM Small Cap Growth Portfolio        0.86%        0.25%          0.03%      0.00%      1.14%       0.00%         1.14%
 Met/Franklin Mutual Shares Portfolio      0.80%        0.25%          0.55%      0.00%      1.60%       0.45%         1.15%
 Met/Templeton International Bond          0.60%        0.25%          0.25%      0.00%      1.10%       0.00%         1.10%
 Portfolio(3)
 MFS (Reg. TM) Emerging Markets Equity     0.98%        0.25%          0.15%      0.00%      1.38%       0.00%         1.38%
  Portfolio
 MFS (Reg. TM) Research International      0.70%        0.25%          0.06%      0.00%      1.01%       0.00%         1.01%
  Portfolio
 PIMCO Inflation Protected Bond            0.49%        0.25%          0.04%      0.00%      0.78%       0.00%         0.78%
  Portfolio
 PIMCO Total Return Portfolio              0.48%        0.25%          0.05%      0.00%      0.78%       0.00%         0.78%
 Pioneer Fund Portfolio(4)(5)(6)           0.70%        0.25%          0.29%      0.00%      1.24%       0.00%         1.24%
 Rainier Large Cap Equity Portfolio        0.67%        0.25%          0.03%      0.00%      0.95%       0.00%         0.95%
 RCM Technology Portfolio                  0.88%        0.25%          0.09%      0.00%      1.22%       0.00%         1.22%
 T. Rowe Price Mid Cap Growth Portfolio    0.75%        0.25%          0.03%      0.00%      1.03%       0.00%         1.03%
 Third Avenue Small Cap Value Portfolio    0.73%        0.25%          0.04%      0.00%      1.02%       0.00%         1.02%
 Turner Mid Cap Growth Portfolio           0.77%        0.25%          0.05%      0.00%      1.07%       0.00%         1.07%
 Van Kampen Comstock Portfolio             0.58%        0.25%          0.03%      0.00%      0.86%       0.00%         0.86%

                                                                                                                          NET
                                                                                  ACQUIRED     TOTAL     CONTRACTUAL     TOTAL
                                                                                    FUND       ANNUAL      EXPENSE      ANNUAL
                                          MANAGEMENT   12B-1/SERVICE     OTHER    FEES AND   PORTFOLIO     SUBSIDY     PORTFOLIO
                                             FEES           FEES       EXPENSES   EXPENSES    EXPENSES   OR DEFERRAL   EXPENSES
                                         ------------ --------------- ---------- ---------- ----------- ------------- ----------
METROPOLITAN SERIES FUND, INC.
 Barclays Capital Aggregate Bond Index     0.25%        0.30%          0.04%      0.00%      0.59%       0.01%         0.58%
 Portfolio
 BlackRock Money Market Portfolio(7)       0.32%        0.25%          0.02%      0.00%      0.59%       0.01%         0.58%
 Davis Venture Value Portfolio             0.70%        0.15%          0.03%      0.00%      0.88%       0.04%         0.84%
 Jennison Growth Portfolio                 0.63%        0.25%          0.04%      0.00%      0.92%       0.00%         0.92%
 Met/Artisan Mid Cap Value Portfolio       0.81%        0.25%          0.04%      0.00%      1.10%       0.00%         1.10%
 Met/Dimensional International Small       0.82%        0.25%          0.44%      0.00%      1.51%       0.11%         1.40%
 Company Portfolio(3)
 MetLife Mid Cap Stock Index Portfolio     0.25%        0.30%          0.08%      0.00%      0.63%       0.01%         0.62%
 MetLife Stock Index Portfolio             0.25%        0.25%          0.04%      0.00%      0.54%       0.01%         0.53%
 Morgan Stanley EAFE (Reg. TM) Index       0.30%        0.30%          0.12%      0.01%      0.73%       0.01%         0.72%
  Portfolio
 Russell 2000 (Reg. TM) Index Portfolio    0.25%        0.30%          0.07%      0.01%      0.63%       0.01%         0.62%
 Van Eck Global Natural Resources          0.80%        0.25%          0.29%      0.03%      1.37%       0.09%         1.28%
 Portfolio(3)
 Western Asset Management U.S.             0.48%        0.25%          0.04%      0.00%      0.77%       0.00%         0.77%
  Government
 Portfolio
 MET INVESTORS SERIES TRUST - METLIFE
 ASSET ALLOCATION PROGRAM
 MetLife Defensive Strategy Portfolio(8)   0.08%        0.25%          0.02%      0.60%      0.95%       0.00%         0.95%
 MetLife Moderate Strategy Portfolio(8)    0.07%        0.25%          0.00%      0.63%      0.95%       0.00%         0.95%
 MetLife Balanced Strategy Portfolio(8)    0.06%        0.25%          0.00%      0.67%      0.98%       0.00%         0.98%
 MetLife Growth Strategy Portfolio(8)      0.06%        0.25%          0.00%      0.71%      1.02%       0.00%         1.02%
 MetLife Aggressive Strategy               0.09%        0.25%          0.01%      0.74%      1.09%       0.00%         1.09%
  Portfolio(8)
 MET INVESTORS SERIES TRUST - AMERICAN
 FUNDS ASSET ALLOCATION PORTFOLIOS
 American Funds Moderate Allocation        0.10%        0.55%          0.05%      0.42%      1.12%       0.05%         1.07%
 Portfolio(9)
 American Funds Balanced Allocation        0.10%        0.55%          0.05%      0.40%      1.10%       0.05%         1.05%
 Portfolio(9)
 American Funds Growth Allocation          0.10%        0.55%          0.05%      0.38%      1.08%       0.05%         1.03%
 Portfolio(9)
 MET INVESTORS SERIES TRUST - FRANKLIN
 TEMPLETON ASSET ALLOCATION PORTFOLIO
 Met/Franklin Templeton Founding           0.05%        0.25%          0.08%      0.89%      1.27%       0.08%         1.19%
  Strategy
 Portfolio(10)
 MET INVESTORS SERIES TRUST - SSGA ETF
 PORTFOLIOS
 SSgA Growth and Income ETF                0.33%        0.25%          0.08%      0.20%      0.86%       0.03%         0.83%
 Portfolio(2)(5)(11)
 SSgA Growth ETF Portfolio(1)(5)(11)       0.33%        0.25%          0.08%      0.21%      0.87%       0.03%         0.84%



The Net Total Annual Portfolio Expenses have been restated to reflect contractual arrangements in effect as of May 1, 2009, under which investment advisers or managers of investment portfolios have agreed to waive and/or pay expenses of the portfolios. Each of these arrangements is in effect until at least April 30, 2010 (excluding optional extensions). Net Total Annual Portfolio Expenses have not been restated to reflect expense reductions that certain investment portfolios achieved as a result of directed brokerage arrangements. The investment portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated, the information provided is for the year ended December 31, 2008.


(1) Other Expenses include 0.02% of deferred expense reimbursement from a prior period.


(2) Other Expenses include 0.03% of deferred expense reimbursement from a prior period.

(3) The fees and expenses of the Portfolio are estimated for the year ending December 31, 2009.


(4) This is a new share class for this Portfolio. Operating expenses are estimated based on the Class A share expense history for 2008.


(5) The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year.


(6) Other Expenses include 0.01% of deferred expense reimbursement from a prior period.


(7) Other Expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.


(8) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.


(9) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series (Reg. TM). Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.


(10) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.


(11) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.


THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: (A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE SUBSIDY AND/OR DEFERRAL). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



CHART 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit rider and the Joint Life version of the Lifetime Withdrawal Guarantee II rider (assuming the maximum 1.80% charge applies in all contract years), which is the most expensive way to purchase the contract.



(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:




                               Time Periods
                    1 year         3 years        5 years       10 years
                 ------------   ------------   ------------   ------------
    maximum       (a)$1,207      (a)$2,093      (a)$3,006      (a)$5,602
    minimum       (b)$1,101      (b)$1,783      (b)$2,503      (b)$4,677


(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:




                              Time Periods
                   1 year        3 years        5 years       10 years
                 ----------   ------------   ------------   ------------
    maximum       (a)$507      (a)$1,553      (a)$2,646      (a)$5,602
    minimum       (b)$401      (b)$1,243      (b)$2,143      (b)$4,677



CHART 2. Chart 2 assumes that you do not select the optional death benefit rider, a Guaranteed Minimum Income Benefit rider, a Guaranteed Withdrawal Benefit rider, or the Guaranteed Minimum Accumulation Benefit rider, which is the least expensive way to purchase the contract.



(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:




                              Time Periods
                   1 year        3 years        5 years       10 years
                 ----------   ------------   ------------   ------------
    maximum       (a)$996      (a)$1,445      (a)$1,899      (a)$3,235
    minimum       (b)$890      (b)$1,127      (b)$1,369      (b)$2,182


(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:




                            Time Periods
                   1 year      3 years       5 years       10 years
                 ----------   ---------   ------------   ------------
    maximum       (a)$296      (a)$905     (a)$1,539      (a)$3,235
    minimum       (b)$190      (b)$587     (b)$1,009      (b)$2,182




The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information containing the accumulation unit value history appears in Appendix A of this prospectus as well as in the SAI.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.


The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.



The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")



The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the investment portfolio(s) you select for the income phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion. However, there are certain optional features that provide guarantees that can reduce your investment risk (see "Living Benefits").


Except as described below, the contract also contains a FIXED ACCOUNT. The fixed account is not offered by this prospectus. The fixed account offers an interest rate that is guaranteed by us. If you select the fixed account, your money will be placed with our other general account assets, and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed annuity payment option during the income phase, payments are made from our general account assets.



The amount of the annuity payments you receive during the income phase from a fixed annuity payment option of the contract will remain level for the entire income phase. (Please see "Annuity Payments (The Income Phase)" for more information.)



EFFECTIVE FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 2003, THE FIXED ACCOUNT OF FIRST METLIFE INVESTORS IS NOT AVAILABLE AS AN INVESTMENT CHOICE DURING THE ACCUMULATION PHASE OF THE CONTRACT, EXCEPT IN CONNECTION WITH AN ENHANCED DOLLAR COST AVERAGING PROGRAM, AND NO TRANSFER WILL BE PERMITTED INTO THE FIXED ACCOUNT UNTIL THE INCOME PHASE OF THE CONTRACT. ALL REFERENCES IN THIS PROSPECTUS TO INVESTMENTS IN OR TRANSFERS INTO THE FIXED ACCOUNT DURING THE ACCUMULATION PHASE (EXCEPT FOR THE ENHANCED DOLLAR COST AVERAGING PROGRAM) SHALL ONLY APPLY TO CONTRACTS ISSUED PRIOR TO MAY 1, 2003.


As owner of the contract, you exercise all interests and rights under the contract. You can change the owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned generally by joint owners (limited to two natural persons). We provide more information on this under "Other Information - Ownership."



Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation (see "Death Benefit - Spousal Continuation"), are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse. Accordingly, a purchaser who has or is contemplating a civil union or same sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the contract owner under the Joint Life version of the Lifetime Withdrawal

Guarantee (see "Living Benefits - Guaranteed Withdrawal Benefits").


MARKET TIMING


We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (I.E., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular investment portfolios made by owners within given periods of time and/or investigating transfer activity identified by the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our market timing policies and procedures are discussed in more detail in "Investment Options - Transfers - Market Timing."




2. PURCHASE

The maximum issue age for the contract and certain of its riders may be reduced in connection with the offer of the contract through certain broker dealers ("selling firms"). In addition, certain riders may not be available through certain selling firms. You should discuss this with your registered representative.


PURCHASE PAYMENTS


A PURCHASE PAYMENT is the money you give us to invest in the contract. The initial purchase payment is due on the date the contract is issued. Subject to the minimum and maximum payment requirements (see below), you may make additional purchase payments.


o The minimum initial purchase payment we will accept is $5,000 when the contract is purchased as a non-qualified contract.



o If you are purchasing the contract as part of an IRA (Individual Retirement Annuity) or other qualified plan, the minimum initial purchase payment we will accept is $2,000.



o If you want to make an initial purchase payment of $1 million or more, or an additional purchase payment that would cause your total purchase payments to exceed $1 million, you will need our prior approval.


o You can make additional purchase payments of $500 or more to either type of contract (qualified and non-qualified) unless you have elected an electronic funds transfer program approved by us, in which case the minimum additional purchase payment is $100 per month.


o  We will accept a different amount if required by federal tax law.


o We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")


o We will not accept purchase payments made with cash, money orders, or travelers checks.


We reserve the right to reject any application or purchase payment and to limit future purchase payments.


TERMINATION FOR LOW ACCOUNT VALUE


We may terminate your contract by paying you the account value in one sum if, prior to the annuity date, you do not make purchase payments for three consecutive contract years, the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the account value on or after the end of such three year period is less than $2,000. Accordingly, no contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract.


ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your purchase payment to the fixed account and/or any of the investment portfolios you have selected. You may not choose more than 18 investment portfolios (including the fixed account) at the time your initial purchase payment is allocated. Each allocation must be at least $500 and must be in whole numbers.


We have reserved the right to restrict payments to the fixed account if any of the following conditions exist:

o the credited interest rate on the fixed account is equal to the guaranteed minimum rate; or


o your account value in the fixed account equals or exceeds our published maximum for fixed account allocation (currently, there is no limit); or


o  a transfer was made out of the fixed account within the previous 180 days.



Once we receive your purchase payment and the necessary information (or a designee receives a payment and the necessary information in accordance with the designee's administrative procedures), we will issue your contract and allocate your first purchase payment within 2 business days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information - Requests and Elections.") However, if you allocate purchase payments to a discontinued investment portfolio (see Appendix A), we will request reallocation instructions or if unable to obtain such instructions, we will return your purchase payment to you.


If you choose the Guaranteed Minimum Income Benefit Plus (GMIB Plus) or Lifetime Withdrawal Guarantee II (LWG II) riders, until the rider terminates, we will require you to allocate your purchase payments and account value as described below under "Investment Allocation Restrictions for Certain Riders."


If you choose the Lifetime Withdrawal Guarantee I (LWG I) rider, until the rider terminates, we will require you to allocate your purchase payments and account value among the BlackRock Money Market Portfolio, the American Funds Asset Allocation Portfolios, the Met/Franklin Templeton Founding Strategy Portfolio, the SSgA Growth and Income ETF Portfolio, the SSgA Growth ETF Portfolio, and/or the MetLife Asset Allocation Program portfolios, excluding the MetLife Aggressive Strategy Portfolio (you may participate in the Enhanced Dollar Cost Averaging (EDCA) program, subject to restrictions).


If you choose the Guaranteed Minimum Accumulation Benefit (GMAB) rider, until the rider terminates, we will require you to allocate your purchase payments and account value solely to one of the MetLife Asset Allocation Program portfolios, excluding the MetLife Growth Strategy Portfolio and the MetLife Aggressive Strategy Portfolio (you may participate in the EDCA program, subject to restrictions).



If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. However, if you make an additional purchase payment and you have an EDCA or Dollar Cost Averaging (DCA) program in effect, we will allocate your additional payments to the investment portfolios selected under the EDCA or DCA program unless you tell us otherwise. (See "Investment Options -

Dollar Cost Averaging Programs.") You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 investment portfolios (including the fixed account) at the time you submit a subsequent purchase payment. If you wish to allocate the payment to more than 18 investment portfolios (including the fixed account), we must have your request to allocate future purchase payments to more than 18 investment portfolios on record before we can apply your subsequent purchase payment to your chosen allocation. If there are joint owners, unless we are instructed to the contrary, we will accept allocation instructions from either joint owner.



INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS


ALLOCATION. If you elect the GMIB Plus or the Lifetime Withdrawal Guarantee II,

you must comply with certain investment allocation restrictions. SPECIFICALLY,

YOU MUST ALLOCATE ACCORDING TO EITHER (A) OR (B) BELOW:
                               ------


(A) You must allocate:


o 100% of your purchase payments or account value among the MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, American Funds Moderate Allocation Portfolio, American Funds Balanced Allocation Portfolio, SSgA Growth and Income ETF Portfolio and/or BlackRock Money Market Portfolio (you may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed investment portfolios).


For contracts issued based on applications and necessary information received at our Annuity Service Center in good order before the close of the New York Stock Exchange on May 1, 2009, the following investment portfolios are also available under option (A): the MetLife Growth Strategy Portfolio, American Funds Growth Allocation Portfolio, Met/Franklin Templeton Founding Strategy Portfolio and SSgA Growth ETF Portfolio.


OR


(B) You must allocate:


o  AT LEAST 30% of purchase payments or account value to Platform 1 portfolios;



o  UP TO 70% of purchase payments or account value to Platform 2 portfolios;


o  UP TO 15% of purchase payments or account value to Platform 3 portfolios;
     and


o  UP TO 15% of purchase payments or account value to Platform 4 portfolios.


For contracts issued based on applications and necessary information received at our Annuity Service Center in good order before the close of the New York

Stock Exchange on May 1, 2009, the following invesment allocation restrictions apply under option (B): you must allocate at least 15% of purchase payments or
                                          ------------
account value to Platform 1 portfolios and you may allocate up to 85% of
                                                            ---------
purchase payments or account value to Platform 2 portfolios (the percentages for Platforms 3 and 4 are the same as those listed above).


(See the "EDCA" section below for information on allocating purchase payments to the EDCA account under option (B).)


The investment options in each Platform are:


Platform 1
----------


     American Funds Bond Portfolio

     Barclays Capital Aggregate Bond Index Portfolio+

     BlackRock Money Market Portfolio

     PIMCO Inflation Protected Bond Portfolio

     PIMCO Total Return Portfolio

     Western Asset Management U.S. Government Portfolio


Platform 2
----------


     American Funds Balanced Allocation Portfolio

     American Funds Growth Allocation Portfolio

     American Funds Growth Portfolio

     American Funds International Portfolio

     American Funds Moderate Allocation Portfolio

     BlackRock High Yield Portfolio

     Davis Venture Value Portfolio

     Harris Oakmark International Portfolio


     Jennison Growth Portfolio

     Legg Mason Partners Aggressive Growth Portfolio

     Legg Mason Value Equity Portfolio

     Loomis Sayles Global Markets Portfolio

     Lord Abbett Bond Debenture Portfolio

     Lord Abbett Growth and Income Portfolio

     Met/Franklin Mutual Shares Portfolio

     Met/Franklin Templeton Founding Strategy Portfolio

     MetLife Aggressive Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Defensive Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     Metlife Stock Index Portfolio

     MFS (Reg. TM) Research International Portfolio

     Morgan Stanley EAFE (Reg. TM) Index Portfolio+

     Pioneer Fund Portfolio+

     Rainier Large Cap Equity Portfolio

     SSgA Growth and Income ETF Portfolio

     SSgA Growth ETF Portfolio

     Van Kampen Comstock Portfolio


Platform 3
----------


     Lazard Mid Cap Portfolio

     Lord Abbett Mid Cap Value Portfolio

     Met/Artisan Mid Cap Value Portfolio

     MetLife Mid Cap Stock Index Portfolio+

     T. Rowe Price Mid Cap Growth Portfolio

     Turner Mid Cap Growth Portfolio


Platform 4
----------


     Clarion Global Real Estate Portfolio

     Met/AIM Small Cap Growth Portfolio

     Met/Dimensional International Small Company Portfolio

     Met/Templeton International Bond Portfolio+

     MFS (Reg. TM) Emerging Markets Equity Portfolio

     RCM Technology Portfolio

     Russell 2000 (Reg. TM) Index Portfolio+

     Third Avenue Small Cap Value Portfolio

     Van Eck Global Natural Resources Portfolio+


+ These portfolios are not available for investment prior to May 4, 2009.


YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.


Certain selling firms do not offer option (B) at the time your initial purchase payment is allocated. Please contact our Annuity Service Center if you wish to change your allocation selection to option (B).


We determine whether an investment option is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment option in the event that an investment option is added, deleted, substituted, merged or otherwise reorganized. In that case, any change in classification will only take effect as to your contract in the event you make a new purchase payment or request a transfer among investment options. We will provide you with prior written notice of any changes in classification of investment options.


REBALANCING. If you choose to allocate according to (B) above, we will rebalance your account value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your account value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your account value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your account value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day the reallocation will occur on the next business day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.


The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.


EDCA. If you choose to allocate according to (B) above and you choose to allocate a purchase payment to the EDCA account, that entire purchase payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous purchase payments before allocating a purchase payment to the EDCA account, all transfers from an EDCA account must be allocated to the same investment options as your most recent allocations for purchase payments.


CHANGING PURCHASE PAYMENT ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under (B) above at any time by providing notice to us, at our Annuity Service Center, or by any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If you provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.


TRANSFERS. Please note that any transfer request must result in an account value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.



FREE LOOK


If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this "free look" period, we will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your payment depending upon the performance of the portfolios you allocated your purchase payment to during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. We do not refund any charges or deductions assessed during the free look period.


ACCUMULATION UNITS


The portion of your account value allocated to the Separate Account will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of this portion of your account value, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.)


Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:


1) dividing the net asset value per share of the investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value per share of the investment portfolio for the previous business day, and


2) multiplying it by one minus the Separate Account product charges (including any rider charge for the Annual Step-Up Death Benefit) for each day since the last business day and any charges for taxes.


The value of an accumulation unit may go up or down from day to day.


When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.


We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 p.m. Eastern
Time) and then credit your contract.


EXAMPLE:


   On Monday we receive an additional purchase payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Lord Abbett Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Growth and Income Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Lord Abbett Growth and Income Portfolio.


ACCOUNT VALUE


ACCOUNT VALUE is equal to the sum of your interests in the investment portfolios, the fixed account, and the EDCA account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.


REPLACEMENT OF CONTRACTS


EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The account value of this contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging program or the Three Month Market Entry Program (see "Investment Options - Dollar Cost Averaging Programs"). Any additional purchase payments contributed to the new contract will be subject to all fees and charges, including the withdrawal charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new contract offered by this prospectus. Then, you should compare the fees and charges (for example, the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.


OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.




3. INVESTMENT OPTIONS


The contract offers 50 INVESTMENT PORTFOLIOS, which are listed below. Additional investment portfolios may be available in the future.



YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. COPIES OF THESE PROSPECTUSES WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: FIRST METLIFE INVESTORS INSURANCE COMPANY, ANNUITY SERVICE CENTER, P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 343-8496. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://

WWW.SEC.GOV. CERTAIN INVESTMENT PORTFOLIOS DESCRIBED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR CONTRACT. (SEE APPENDIX A.) APPENDIX B CONTAINS A SUMMARY OF ADVISERS, SUBADVISERS, AND INVESTMENT OBJECTIVES FOR EACH INVESTMENT PORTFOLIO.


The investment objectives and policies of certain of the investment portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.


Shares of the investment portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment portfolios may conflict. The investment portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. We do not receive compensation from any of the advisers or subadvisers of any of the investment portfolios of the Met Investors Series Trust or the Metropolitan Series Fund, Inc. (or their affiliates) for administrative or other services relating to the portfolios, excluding 12b-1 fees (see below). However, we and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser, MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolios. We will benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the adviser. (See "Fee Tables and Examples - Investment Portfolio Expenses" for information on the management fees paid by the investment portfolios and the Statement of Additional Information for the investment portfolios for information on the management fees paid by the advisers to the subadvisers.) Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.



Each of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Each investment portfolio's 12b-1 Plan is described in more detail in the investment portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolio Expenses" and "Other Information - Distributor.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an investment portfolio's 12b-1 Plan decrease the investment portfolio's investment return.


We select the investment portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the investment portfolios periodically and may remove an investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio has not attracted significant allocations from contract owners. In some cases, we have included investment portfolios based on recommendations made by selling firms. These selling firms may receive payments from the investment portfolios they recommend and may benefit accordingly from the allocation of account value to such investment portfolios.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.



MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS C)


Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. (Met Investors Advisory, LLC, the former investment manager of Met Investors Series Trust, merged into MetLife Advisers on May 1, 2009.) MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B or, as noted, Class C portfolios are available under the contract:



     American Funds Bond Portfolio (Class C)

     American Funds Growth Portfolio (Class C)

     American Funds International Portfolio (Class C)

     BlackRock High Yield Portfolio


     Clarion Global Real Estate Portfolio


     Harris Oakmark International Portfolio

     Lazard Mid Cap Portfolio

     Legg Mason Partners Aggressive Growth Portfolio

     Legg Mason Value Equity Portfolio

     Loomis Sayles Global Markets Portfolio

     Lord Abbett Bond Debenture Portfolio

     Lord Abbett Growth and Income Portfolio

     Lord Abbett Mid Cap Value Portfolio

     Met/AIM Small Cap Growth Portfolio

     Met/Franklin Mutual Shares Portfolio


     Met/Templeton International Bond Portfolio*+


     MFS (Reg. TM) Emerging Markets Equity Portfolio

     MFS (Reg. TM) Research International Portfolio

     PIMCO Inflation Protected Bond Portfolio

     PIMCO Total Return Portfolio


     Pioneer Fund Portfolio+


     Rainier Large Cap Equity Portfolio

     RCM Technology Portfolio

     T. Rowe Price Mid Cap Growth Portfolio

     Third Avenue Small Cap Value Portfolio

     Turner Mid Cap Growth Portfolio

     Van Kampen Comstock Portfolio



* This portfolio is only available for investment if certain optional riders are elected. (See "Purchase - Investment Allocation Restrictions for Certain Riders.")


+ These portfolios are not available for investment prior to May 4, 2009.



METROPOLITAN SERIES FUND, INC.


Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:


     Barclays Capital Aggregate Bond Index Portfolio

         (Class G)+

     BlackRock Money Market Portfolio (Class B)


     Davis Venture Value Portfolio (Class E)


     Jennison Growth Portfolio (Class B)

     Met/Artisan Mid Cap Value Portfolio

         (formerly Harris Oakmark Focused Value Portfolio) (Class B)

     Met/Dimensional International Small Company Portfolio (Class B)

     MetLife Mid Cap Stock Index Portfolio (Class G)+

     MetLife Stock Index Portfolio (Class B)

     Morgan Stanley EAFE (Reg. TM) Index Portfolio (Class G)+

     Russell 2000 (Reg. TM) Index Portfolio (Class G)+

     Van Eck Global Natural Resources Portfolio (Class B)*+

     Western Asset Management U.S. Government Portfolio (Class B)


* This portfolio is only available for investment if certain optional riders are elected. (See "Purchase - Investment Allocation Restrictions for Certain Riders.")


+ These portfolios are not available for investment prior to May 4, 2009.




MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are available under the contract:


     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio



MET INVESTORS SERIES TRUST - AMERICAN FUNDS ASSET ALLOCATION PORTFOLIOS (CLASS
C)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class C portfolios are also available under the contract:


     American Funds Moderate Allocation Portfolio

     American Funds Balanced Allocation Portfolio

     American Funds Growth Allocation Portfolio



MET INVESTORS SERIES TRUST - FRANKLIN TEMPLETON ASSET ALLOCATION PORTFOLIOS (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolio is also available under the contract:


     Met/Franklin Templeton Founding Strategy Portfolio




MET INVESTORS SERIES TRUST - SSGA ETF PORTFOLIOS (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are also available under the contract:


     SSgA Growth and Income ETF Portfolio

     SSgA Growth ETF Portfolio



TRANSFERS


GENERAL. You can transfer a portion of your account value among the fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract owners. (See "Investment Options - Transfers -

Market Timing.") We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


You can make a transfer to or from the fixed account and to or from any investment portfolio, subject to the limitations below. All transfers made on the same business day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the business day. The following apply to any transfer:


o Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.


o  Your request for transfer must clearly state how much the transfer is for.


o The minimum amount you can transfer is $500 from an investment portfolio, or your entire interest in the investment portfolio, if less (this does not apply to pre-scheduled transfer programs).


o The minimum amount that may be transferred from the fixed account is $500, or your entire interest in the fixed account. Transfers out of the fixed account during the accumulation phase are limited to the greater of: (a) 25% of the fixed account value at the beginning of the contract year, or
     (b) the amount transferred out of the fixed account in the prior contract year. Currently we are not imposing these restrictions on transfers out of the fixed account, but we have the right to reimpose them at any time.


o You may not make a transfer to more than 18 investment portfolios (including the fixed account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 investment portfolios (including the fixed account) may be made by calling or writing our Annuity Service Center.



o If you have elected to add the GMIB Plus, Lifetime Withdrawal Guarantee II, or Lifetime Withdrawal Guarantee I rider to your contract, you may only make transfers between certain investment portfolios. Please refer to the sections "Purchase-Allocation of Purchase Payments" and "Purchase-Investment Allocation Restrictions for Certain Riders."



o If you have elected to add the Guaranteed Minimum Accumulation Benefit rider to your contract, you may not transfer out of the MetLife Asset Allocation Program portfolio you chose at issue until the rider terminates. Please refer to the section "Living Benefits-Guaranteed Minimum Accumulation Benefit."


During the accumulation phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another investment portfolio). In such a case, the redemption order would be processed at the source investment portfolio's next determined accumulation unit value. However, the purchase of the new investment portfolio would be effective at the next determined accumulation unit value for the new investment portfolio only after we receive the proceeds from the source investment portfolio, or we otherwise receive cash on behalf of the source investment portfolio.


For transfers during the accumulation phase, we have reserved the right to restrict transfers to the fixed account if any one of the following conditions exist:


o  The credited interest rate is equal to the guaranteed minimum rate;


o Your account value in the fixed account equals or exceeds our published maximum for fixed account contract values (currently, there is no limit); or


o  A transfer was made out of the fixed account within the previous 180 days.


During the income phase, you cannot make transfers from a fixed annuity payment option to the investment portfolios. You can, however, make transfers during the income phase from the investment portfolios to a fixed annuity payment option and among the investment portfolios.


TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. (See "Other Information - Requests and Elections.")


All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the business day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following business day.


PRE-SCHEDULED TRANSFER PROGRAM. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging, Three Month Market Entry and Automatic Rebalancing Programs.


MARKET TIMING. Frequent requests from contract owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (E.G., annuitants and beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios (i.e., the American Funds International, BlackRock High Yield, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Dimensional International Small Company, Met/Templeton International Bond, MFS (Reg. TM) Emerging Markets Equity, MFS (Reg. TM) Research International, Morgan Stanley EAFE (Reg. TM) Index, Russell 2000 (Reg. TM) Index, Third Avenue Small Cap Value, and Van Eck Global Natural Resources Portfolios), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified investment portfolios under that contract to be submitted with an original signature.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the investment portfolio.


In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the investment portfolio prospectuses for more details.


DOLLAR COST AVERAGING PROGRAMS


We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the accumulation phase.


We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus.


The two dollar cost averaging programs are:


1.    STANDARD DOLLAR COST AVERAGING (DCA)

     This program allows you to systematically transfer a set amount each month from the fixed account or from a money market investment portfolio to any of the other available investment portfolio(s) you select. We provide certain exceptions from our normal fixed account restrictions to accommodate dollar cost averaging programs. These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or account value is allocated to the dollar cost averaging program.



You can make subsequent purchase payments while you have an active DCA program in effect, provided, however, that no amount will be allocated to the DCA program without your express direction. (See "Purchase - Allocation of Purchase Payments.") If you make such an addition to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop. This program is not available if you have selected the GMIB Plus rider, the Lifetime Withdrawal Guarantee II rider, or the GMAB rider.



2.    ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)

     The Enhanced Dollar Cost Averaging (EDCA) Program allows you to systematically transfer amounts from the EDCA account in the general account to any available investment portfolio(s) you select. Except as discussed below, only new purchase payments or portions thereof can be allocated to an EDCA account. The transfer


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


     amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.


You can make subsequent purchase payments while you have an active EDCA account in effect, provided, however, that no amount will be allocated to the EDCA account without your express direction. (See "Purchase - Allocation of Purchase Payments.") When a subsequent purchase payment is allocated by you to your existing EDCA account we create "buckets" within your EDCA account.


o The EDCA transfer amount will be increased by the subsequent purchase payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.


o Each allocation (bucket) resulting from a subsequent purchase payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.


o Allocations (buckets) resulting from each purchase payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.


(See Appendix C for further examples of EDCA with multiple purchase payments.)


The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any investment portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.


The first transfer we make under the EDCA program is the date your purchase payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for purchase payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a business day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the investment portfolios on the next business day. EDCA interest will not be credited on the transfer amount between the selected day and the next business day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.


If you decide you no longer want to participate in the EDCA program, and your contract was issued prior to May 1, 2005, all money remaining in your EDCA account will be transferred to the BlackRock Money Market Portfolio, unless you specify otherwise. If your contract was issued on or after May 1, 2005, all money remaining in your EDCA account will be transferred to the investment portfolio(s) in accordance with the percentages you have chosen for the EDCA program, unless you specify otherwise.


THREE MONTH MARKET ENTRY PROGRAM


Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.


AUTOMATIC REBALANCING PROGRAM


Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.


An automatic rebalancing program is intended to transfer account value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.


We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current purchase payment allocations, unless you tell us otherwise.


The Automatic Rebalancing Program is available only during the accumulation phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. This program is not available if you have selected the GMAB rider.



EXAMPLE:

   Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the Legg Mason Partners Aggressive Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the Legg Mason Partners Aggressive Growth Portfolio to increase those holdings to 60%.


DESCRIPTION OF THE METLIFE ASSET ALLOCATION PROGRAM



The MetLife Asset Allocation Program consists of the following five MetLife asset allocation portfolios (Class B), each of which is a portfolio of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of ours, is the investment manager of the MetLife asset allocation portfolios.



METLIFE ASSET ALLOCATION PROGRAM PORTFOLIOS
-------------------------------------------


     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio



Each portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each portfolio will invest substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). MetLife Advisers establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a portfolio invests based on, among other things, the underlying investment portfolios' investment objectives and policies, MetLife Advisers' investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, MetLife Advisers will evaluate each portfolio's target allocation between equity and fixed income securities, including the allocation among sub-classes of these asset classes, based on the portfolio's risk profile. At the same time, MetLife Advisers will also consider whether to make changes to each portfolio's underlying investment portfolio target. (See the fund prospectus for a description of each portfolio's target allocation.)


MetLife Advisers has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the portfolios and to investment in the underlying investment portfolios, which may assist MetLife Advisers in determining the underlying investment portfolios that may be available for investment and with the selection of and allocation of each portfolio's investments among the underlying investment portfolios. MetLife Advisers is responsible for paying the consulting fees.


DESCRIPTION OF THE AMERICAN FUNDS ASSET ALLOCATION PORTFOLIOS


The following three American Funds Asset Allocation Portfolios (Class C) are each a portfolio of the Met Investors Series Trust. MetLife Advisers is the investment manager of the American Funds Asset Allocation Portfolios.


AMERICAN FUNDS ASSET ALLOCATION PORTFOLIOS
------------------------------------------


     American Funds Moderate Allocation Portfolio

     American Funds Balanced Allocation Portfolio

     American Funds Growth Allocation Portfolio

Each portfolio was designed on established principles of asset allocation and risk tolerance. Each portfolio will invest substantially all of its assets in the Class 1 shares of certain funds of American Funds Insurance Series (Reg.
TM) that invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each portfolio has a target allocation among the three primary asset classes (equity, fixed income and cash/money market). MetLife Advisers establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a portfolio invests based on, among other things, the underlying investment portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. Periodically, MetLife Advisers will evaluate each portfolio's allocation among equity, fixed income and cash, inclusive of the exposure to various investment styles and asset sectors, relative to each portfolio's risk profile. At the same time, MetLife Advisers will also consider whether to make changes with respect to the underlying investment portfolios, such as selecting one or more new underlying investment portfolios. (See the fund prospectus for a description of each portfolio's target allocation.)


DESCRIPTION OF THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO


The Met/Franklin Templeton Founding Strategy Portfolio invests on a fixed percentage basis in a combination of Met Investors Series Trust portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Met/Franklin Templeton Founding Strategy Portfolio's assets are allocated on an equal basis (33 1/3%) among the Class A shares of the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio. MetLife Advisers is the investment manager of the Met/Franklin Templeton Founding Strategy Portfolio. MetLife Advisers will periodically rebalance the portfolio's holdings as deemed necessary to bring the asset allocation of the portfolio back into alignment with its fixed percentage allocations. (See the fund prospectus for more information about the portfolio and the underlying investment portfolios in which it invests.)


DESCRIPTION OF THE SSGA ETF PORTFOLIOS


The SSgA Growth and Income ETF Portfolio (Class B) and the SSgA Growth ETF Portfolio (Class B) are each a portfolio of the Met Investors Series Trust. MetLife Advisers is the investment manager of the SSgA ETF Portfolios.


Each portfolio was designed on established principles of asset allocation. Each portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). Each underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index.


Each of the SSgA ETF Portfolios has a different allocation among various asset classes (including large-, mid- and small-capitalization domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). SSgA Funds Management, Inc. (SSgA Funds Management), the portfolios' sub-adviser, establishes specific investment percentages for the asset classes and then selects the underlying ETFs in which a portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/

return expectations, and SSgA Funds Management's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.


SSgA Funds Management will regularly review each portfolio's asset allocation among equities, fixed income and cash/cash equivalents including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. SSgA Funds Management may add new underlying ETFs or replace existing underlying ETFs at its discretion. (See the fund prospectus for more information about each of the SSgA ETF Portfolios and the underlying ETFs.)



VOTING RIGHTS


We are the legal owner of the investment portfolio shares. However, we believe that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.


SUBSTITUTION OF INVESTMENT OPTIONS


If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.




4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:


PRODUCT CHARGES


SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to any death benefit riders). We do this as part of our calculation of the value of the accumulation units and the annuity units (I.E., during the accumulation phase and the income phase-although death benefit charges no longer continue in the income phase).



MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.05% of the average daily net asset value of each investment portfolio. For contracts issued prior to May 1, 2003, the mortality and expense charge on an annual basis is 1.15% of the average daily net asset value of each investment portfolio.



This charge compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the contract. These guarantees include making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.


ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each investment portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.



DEATH BENEFIT RIDER CHARGE. If you select the Annual Step-Up Death Benefit rider, we will deduct a charge that compensates us for the costs and risks we assume in providing the benefit. This charge (assessed during the accumulation phase) is equal, on an annual basis, to 0.20% of the average daily net asset value of each investment portfolio.



ACCOUNT FEE


During the accumulation phase, every contract year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior contract year if your account value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the account value regardless of the amount of your account value. During the accumulation phase, the account fee is deducted pro rata from the investment portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.


A pro rata portion of the charge will be deducted from the account value on the annuity date if this date is other than a contract anniversary. If your account value on the annuity date is at least $50,000, then we will not deduct the account fee. After the annuity date, the charge will be collected monthly out of the annuity payment, regardless of the size of your contract.


GUARANTEED MINIMUM INCOME BENEFIT - RIDER CHARGE



We offer a Guaranteed Minimum Income Benefit rider called the Guaranteed Minimum Income Benefit Plus (GMIB Plus) that you can select when you purchase the contract. If you select the GMIB Plus rider, we will assess a charge during the accumulation phase equal to 0.95% of the income base (see "Living Benefits
- Guaranteed Income Benefit" for a discussion of how the income base is determined) at the time the rider charge is assessed prior to any Optional Step-Up. If your income base is increased due to an Optional Step-Up, we may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%), or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Optional Step-Up. For contracts issued prior to February 24, 2009 for which the GMIB Plus was elected, the rider charge equals 0.75% of the income base.


Prior to July 14, 2008, we offered the Guaranteed Minimum Income Benefit (GMIB) rider. If you selected the GMIB rider, we assess a charge during the accumulation phase equal to 0.50% of the income base at the time the rider charge is assessed. For contracts issued from May 1, 2003, and prior to May 1, 2005, this charge is reduced to 0.45% of the income base in the event that you elect the optional Annual Step-Up Death Benefit. (See "Death Benefit.")


The GMIB rider charge is assessed at the first contract anniversary and then at each subsequent contract anniversary, up to and including the anniversary on or immediately before the date the rider is exercised. If you make a full withdrawal (surrender) or if you begin to receive annuity payments at the annuity date, a pro rata portion of the rider charge will be assessed based on the number of months from the last contract anniversary to the date of withdrawal or application to an annuity option. The rider charge is deducted from your account value pro rata from each investment portfolio and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account.



GUARANTEED WITHDRAWAL BENEFIT - RIDER CHARGE



We offer an optional Guaranteed Withdrawal Benefit (GWB) that you can select when you purchase the contract. There are four versions of the GWB under this contract: the Lifetime Withdrawal Guarantee II (LWG II), the Lifetime Withdrawal Guarantee I (LWG I), the Enhanced GWB, and the GWB I. We currently only offer the Lifetime Withdrawal Guarantee II and the Enhanced GWB. If you elect a GWB rider, a charge is deducted from your account value during the accumulation phase on each contract anniversary.


The charge for the LWG II rider is equal to 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Living Benefits-Guaranteed Withdrawal Benefits-Description of the Lifetime Withdrawal Guarantee II") on the applicable contract anniversary, after applying any 6% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary. For contracts issued prior to February 24, 2009, the charge for the LWG II rider is equal to 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable contract anniversary, after applying any 6% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary.


The charge for the LWG I rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable contract anniversary, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary.



For contracts issued on or after July 16, 2007, the charge for the Enhanced GWB rider is equal to 0.55% of the Guaranteed Withdrawal Amount (see "Living Benefits -

Guaranteed Withdrawal Benefits - Description of the

Enhanced Guaranteed Withdrawal Benefit") on the applicable contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary. (For contracts issued prior to July 16, 2007, the charge for the Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount.) The charge for the GWB I rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary.



The GWB rider charge is deducted from your account value pro rata from each investment portfolio and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account.


If you make a full withdrawal (surrender) of your account value; you apply your account value to an annuity option; there is a change in owners, joint owners or annuitants (if the owner is a non-natural person); the contract terminates (except for a termination due to death); you assign your contract under the Lifetime Withdrawal Guarantee II; or there is a change in the primary beneficiary under the Joint Life version of the Lifetime Withdrawal Guarantee II, a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change. If a Lifetime Withdrawal Guarantee rider or the Enhanced GWB rider is cancelled following an eligible contract anniversary pursuant to the cancellation provisions of each rider, a pro rata portion of the rider charge will not be assessed based on the period from the contract anniversary to the date the cancellation takes effect.


If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II rider, we may reset the LWG II rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up. For contracts issued prior to February 24, 2009, the Maximum Optional Step-Up Charge is 1.25% (Single Life version) or 1.50% (Joint Life version). If an Automatic Annual Step-Up occurs under the LWG I, we may increase the rider charge to the charge applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.


If you elect an Optional Reset under the Enhanced GWB rider or the GWB I rider, we may increase the rider charge to the Enhanced GWB/GWB I rider charge applicable to current contract purchases of the same rider at the time of the reset, but no more than a maximum of 1.00% of the Guaranteed Withdrawal Amount for Enhanced GWB (0.95% of the Guaranteed Withdrawal Amount for contracts issued before July 16, 2007 with the Enhanced GWB rider), or 0.95% of the Guaranteed Withdrawal Amount for GWB I.


If a Lifetime Withdrawal Guarantee rider is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "Living Benefits - Guaranteed Withdrawal Benefits - Description of the Lifetime Withdrawal Guarantee") equals zero. If the Enhanced GWB rider is in effect, the rider charge will not continue if your Benefit Base (see "Living Benefits - Guaranteed Withdrawal Benefits - Description of the Enhanced Guaranteed Withdrawal Benefit") equals zero. If the GWB I rider is in effect, the rider charge will continue even if your Benefit Base equals zero.



GUARANTEED MINIMUM ACCUMULATION

BENEFIT - RIDER CHARGE



The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale. If you elected the GMAB, a charge is deducted from your account value during the accumulation phase on each contract anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount (see "Living Benefits-Guaranteed Minimum Accumulation Benefit") at the end of the prior contract year. The GMAB rider charge is deducted from your account value pro rata from your contract's MetLife Asset Allocation Program portfolio and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value or you apply your account value to an annuity option, we will assess a pro rata portion of the GMAB rider charge based on the number of whole months since the last contract anniversary.


WITHDRAWAL CHARGE



We impose a withdrawal charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the accumulation phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior purchase payments, a withdrawal charge is assessed against the purchase payment withdrawn. To determine if your withdrawal includes prior purchase payments, amounts are withdrawn from your contract in the following order:



1. Earnings in your contract (earnings are equal to your account value, less purchase payments not previously withdrawn); then


2.    The free withdrawal amount described below; then


3. Purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn.


A withdrawal charge will be assessed if prior purchase payments are withdrawn pursuant to a request to divide the assets of a contract due to divorce.


FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each contract year after the first (there is no free withdrawal amount in the first contract year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same contract year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first contract year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one contract year does not carry over to the next contract year.


The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:



Number of Complete Years from        Withdrawal Charge
Receipt of Purchase Payment       (% of Purchase Payment)
------------------------------   ------------------------
  0                                         7

  1                                         6
  2                                         6
  3                                         5
  4                                         4
  5                                         3
  6                                         2
  7 and thereafter                          0

For a partial withdrawal, the withdrawal charge is deducted from the remaining account value, if sufficient. If the remaining account value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.


If the account value is smaller than the total of all purchase payments, the withdrawal charge only applies up to the account value.


We do not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits, although we do assess the withdrawal charge in calculating GMIB payments, if applicable. In addition, we will not assess the withdrawal charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.


NOTE: For tax purposes, earnings from non-qualified contracts are considered to come out first.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE



GENERAL. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with us. We may not deduct a withdrawal charge under a contract issued to an officer, director, employee, or a family member of an officer, director, or employee of ours or any of our affiliates, and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer that is participating in the offering of the contract. In lieu of a withdrawal charge waiver, we may provide an account value credit.


NURSING HOME OR HOSPITAL CONFINEMENT RIDER. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your joint owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6 month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your joint owner exits the nursing home or hospital. This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.



TERMINAL ILLNESS RIDER. After the first contract anniversary, we will waive the withdrawal charge if you or your joint owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.


For contracts issued on and after May 1, 2005, the Nursing Home or Hospital Confinement rider and the Terminal Illness rider are not available for owners who are age 81 or older (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.


PREMIUM AND OTHER TAXES


We reserve the right to deduct from purchase payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on purchase payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.


TRANSFER FEE


We currently allow unlimited transfers without charge during the accumulation phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.

INCOME TAXES


We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.


INVESTMENT PORTFOLIO EXPENSES


There are deductions from and expenses paid out of the assets of each investment portfolio, which are described in the fee table in this prospectus and the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each investment portfolio.




5.  ANNUITY PAYMENTS

        (THE INCOME PHASE)

ANNUITY DATE


Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month and must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month following the annuitant's 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).


When you purchase the contract, the annuity date will be the later of the first day of the calendar month after the annuitant's 90th birthday or 10 years from the date your contract was issued. You can change the annuity date at any time before the annuity date with 30 days prior notice to us.



Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have selected a living benefit rider such as a Guaranteed Minimum Income Benefit, a Guaranteed Withdrawal Benefit, or the Guaranteed Minimum Accumulation Benefit, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the Guaranteed Minimum Income Benefit Plus or Lifetime Withdrawal Guarantee riders) or Guaranteed Accumulation Payment (for the Guaranteed Minimum Accumulation Benefit rider) that may also be provided by the rider.



ANNUITY PAYMENTS


You (unless another payee is named) will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments.


During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will be:


o  fixed annuity payments, or


o  variable annuity payments, or


o  a combination of both.


If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place just before the start of the income phase.


If you choose to have any portion of your annuity payments based on the investment portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:


1) the value of your contract in the investment portfolio(s) just before the start of the income phase,


2) the assumed investment return (AIR) (you select) used in the annuity table for the contract, and


3)    the annuity option elected.


Subsequent variable annuity payments will vary with the performance of the investment portfolios you selected. (For more information, see "Variable Annuity Payments" below.)


At the time you choose an annuity option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days notice to us prior to the annuity date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable annuity payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable annuity payments will decrease.



Your variable annuity payment is based on ANNUITY UNITS. An annuity unit is an accounting device used to calculate the dollar amount of annuity payments. (For more information, see "Variable Annuity Payments" below.)

When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable annuity payment, but subsequent variable annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment portfolios. On the other hand, a higher AIR will result in a higher initial variable annuity payment than a lower AIR, but later variable annuity payments will rise more slowly or fall more rapidly.



A transfer during the income phase from a variable annuity payment option to a fixed annuity payment option may result in a reduction in the amount of annuity payments.


If you choose to have any portion of your annuity payments be a fixed annuity payment, the dollar amount of each fixed annuity payment will not change, unless you make a transfer from a variable annuity payment option to the fixed annuity payment that causes the fixed annuity payment to increase. Please refer to the "Annuity Provisions" section of the Statement of Additional Information for more information.



Annuity payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an annuity option. In that case, we may provide your annuity payment in a single lump sum instead of annuity payments. Likewise, if your annuity payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your annuity payments are at least $100.


ANNUITY OPTIONS


You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us.


If you do not choose an annuity option at the time you purchase the contract, Option 2, which provides a life annuity with 10 years of guaranteed annuity payments, will automatically be applied.


You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change the annuity option.


OPTION 1. LIFE ANNUITY. Under this option, we will make annuity payments so long as the annuitant is alive. We stop making annuity payments after the annuitant's death. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or to receive only two annuity payments if the annuitant dies before the due date of the third payment, and so on.


OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant is alive. If, when the annuitant dies, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.


OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. We will stop making annuity payments after the last survivor's death.


OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. If, at the last death of the annuitant and the joint annuitant, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.


OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an annuity option under which fixed or variable monthly annuity payments are made for a selected number of years as approved by us, currently not less than 10 years. This annuity option may be limited or withdrawn by us in our discretion.


We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If the age or sex of the annuitant has been misstated, the amount payable will be the amount that the account value would have provided at the correct age or sex. Once annuity payments have begun, any underpayments will be made up in one sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the total is repaid.


You may withdraw the commuted value of the payments remaining under the variable Payments for a Designated Period annuity option (Option 5). You may not commute the fixed Payments for a Designated Period annuity option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant.

Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable annuity options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See "Annuity Payments" above.) For fixed annuity options, the calculation of the commuted value will be done using the then current annuity option rates.


There may be tax consequences resulting from the election of an annuity payment option containing a commutation feature (I.E., an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")




Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.



In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the account value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both tax qualified and non-tax qualified contracts.


In the event that you purchased the contract as a tax qualified contract, you must take distribution of the account value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an annuity option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if annuity payments have already begun, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.


VARIABLE ANNUITY PAYMENTS



The Adjusted Contract Value (the account value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The first variable annuity payment will be based upon the Adjusted Contract Value, the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate variable annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and annuity option elected. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.



The dollar amount of variable annuity payments after the first payment is determined as follows:


o The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, and the number of annuity units will be adjusted for transfers to a fixed annuity option. Please see the Statement of Additional Information for details about making transfers during the Annuity Phase.


o The fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.


o The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.


ANNUITY UNIT. The initial annuity unit value for each investment portfolio of the Separate Account was set by us. The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor (see the Statement of Additional Information for a definition) for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR you elected.


FIXED ANNUITY PAYMENTS



The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the annuity date will be used to determine a fixed annuity payment. The annuity payment will be based upon the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made. You may not make a transfer from the fixed annuity option to the variable annuity option.





6. ACCESS TO YOUR MONEY

You (or in the case of a death benefit, your beneficiary) can have access to the money in your contract:


(1)    by making a withdrawal (either a partial or a complete withdrawal);


(2)    by electing to receive annuity payments; or


(3)    when a death benefit is paid to your beneficiary.


Under most circumstances, withdrawals can only be made during the accumulation phase.


You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Income Tax Status.")


When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the account value of the contract at the end of the business day when we receive a written request for a withdrawal:


o  less any applicable withdrawal charge;


o  less any premium or other tax;


o  less any account fee; and


o  less any applicable pro rata GMIB, GWB or GMAB rider charge.


Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the fixed account, the EDCA account and the investment portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the investment portfolio, fixed account or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the account value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.


We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in good order unless the suspension of payments or transfers provision is in effect.


We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by the contract owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


How to withdraw all or part of your account value:


o You must submit a request to our Annuity Service Center. (See "Other Information - Requests and Elections.")


o You must provide satisfactory evidence of terminal illness or confinement to a nursing home if you would like to have the withdrawal charge waived. (See "Expenses - Reduction or Elimination of the Withdrawal Charge.")


o You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).



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o  We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or owner's death.


There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See "Federal Income Tax Status.")


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.


SYSTEMATIC WITHDRAWAL PROGRAM


You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total purchase payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next business day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see "Expenses" above.)


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.


SUSPENSION OF PAYMENTS OR TRANSFERS


We may be required to suspend or postpone payments for withdrawals or transfers for any period when:


o the New York Stock Exchange is closed (other than customary weekend and holiday closings);


o  trading on the New York Stock Exchange is restricted;


o an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios; or


o during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.


We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.


Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.




7. LIVING BENEFITS

OVERVIEW OF LIVING BENEFIT RIDERS



We offer a suite of optional living benefit riders that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these riders may be elected, and the rider must be elected at contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional rider. We currently offer two types of living benefit riders - a guaranteed income benefit and guaranteed withdrawal benefits:


Guaranteed Income Benefits
--------------------------


o  Guaranteed Minimum Income Benefit Plus (GMIB Plus)



o  Guaranteed Minimum Income Benefit (GMIB)



Our guaranteed income benefit riders are designed to allow you to invest your account value in the market while at the same time assuring a specified guaranteed level of minimum fixed annuity payments if you elect the income phase. The fixed annuity payment amount is guaranteed regardless of investment performance or the actual account value at the time you annuitize. Prior to exercising the rider and annuitizing your contract, you may make withdrawals




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


up to a maximum level specified in the rider and still maintain the benefit amount.


Guaranteed Withdrawal Benefits
------------------------------



o  Lifetime Withdrawal Guarantee II (LWG II)


o  Lifetime Withdrawal Guarantee I (LWG I)



o  Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB)



o  Guaranteed Withdrawal Benefit I (GWB I)



The Enhanced GWB and GWB I riders are designed to guarantee that at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals without annuitizing, regardless of investment performance, as long as withdrawals in any contract year do not exceed the maximum amount allowed under the rider.



With the LWG riders, you get the same benefits, but in addition, if you make your first withdrawal on or after the date you reach age 59 1/2, you are guaranteed income without annuitizing for your life (and the life of your spouse, if the Joint Life version of the rider was elected, and you take the first withdrawal when both you and your spouse are at least age 59 1/2), even after the entire amount of purchase payments has been returned.



Guaranteed Asset Accumulation Benefit
-------------------------------------



We no longer offer the Guaranteed Minimum Accumulation Benefit (GMAB). The GMAB is designed to guarantee that your account value will not be less than a minimum amount at the end of the 10-year waiting period. The amount of the guarantee depends on which of three permitted investment portfolios you select.



GUARANTEED INCOME BENEFITS


At the time you buy the contract, you may elect the Guaranteed Minimum Income Benefit Plus (GMIB Plus) for an additional charge. This rider is designed to guarantee a predictable, minimum level of fixed annuity payments, regardless of investment performance during the accumulation phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT VALUE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE RIDER) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE RIDER EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the rider, you may make specified withdrawals that reduce your income base (as explained below) during the accumulation phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.


There are two different versions of the GMIB under this contract: GMIB Plus and GMIB. The GMIB rider is no longer available for sale.



You may not have this benefit and a GWB or GMAB rider in effect at the same time. Once elected, the rider cannot be terminated except as discussed below.



FACTS ABOUT THE GUARANTEED INCOME BENEFIT RIDERS



INCOME BASE AND GMIB ANNUITY PAYMENTS. Under the GMIB, we calculate an "income base" (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB rider and annuitizing the contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT PORTFOLIO. After a minimum 10-year waiting period, and then only within 30 days following a contract anniversary, you may exercise the rider. We then will apply the income base calculated at the time of exercise to the conservative GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly annuity payments (your actual payment may be higher than this minimum if, as discussed above, the base contract under its terms would provide a higher payment).



THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. For GMIB Plus in contracts issued after May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum. For GMIB Plus in contracts issued on May 1, 2009 or earlier, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum. For GMIB, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex, and the annuity option you select. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE




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


CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.


If you exercise the GMIB rider, your annuity payments will be the greater of:


o the annuity payment determined by applying the amount of the income base to the GMIB Annuity Table, or


o the annuity payment determined for the same annuity option in accordance with the base contract. (See "Annuity Payments (The Income Phase).")


If you choose not to receive annuity payments as guaranteed under the GMIB, you may elect any of the annuity options available under the contract.



OWNERSHIP. If you, the owner, are a natural person, you must also be the annuitant. If a non-natural person owns the contract, then the annuitant will be considered the owner in determining the income base and GMIB annuity payments. If joint owners are named, the age of the older joint owner will be used to determine the income base and GMIB annuity payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, "you" always means the owner, oldest joint owner or the annuitant, if the owner is a non-natural person.


GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS. The GMIB may have limited usefulness in connection with a Qualified Contract, such as an IRA (see "Federal Income Tax Status - Taxation of Qualified Contracts"), in circumstances where, due to the ten-year waiting period after purchase (and, for the GMIB Plus, after an Optional Step-Up) the owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB. You should consult your tax adviser prior to electing a GMIB rider.


Additionally, the GMIB is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). The GMIB benefit may not be exercised until 10 years after purchase (and, for the GMIB Plus, after an Optional Step-Up), and the benefit provides guaranteed monthly fixed income payments for life (or joint lives, if applicable), with payments guaranteed for a specified number of years. However, the tax rules require distributions prior to the end of the 10-year waiting period, commencing generally in the year after the owner's death, and also prohibit payments for as long as the beneficiary's life in certain circumstances.


(See Appendix D for examples of the GMIB.)


DESCRIPTION OF GMIB PLUS


The version of the GMIB Plus described below is available for contracts issued based on applications and necessary information that we receive in good order at our Annuity Service Center on and after May 4, 2009. In order for us to issue you the previous version of this rider (that has different features), we must receive your application and necessary information at our Annuity Service Center, in good order, before the close of the New York Stock Exchange on May 1, 2009.


The GMIB Plus rider is available only for owners up through age 78, and you can only elect the GMIB Plus at the time you purchase the contract. THE GMIB PLUS MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE OWNER'S 91ST BIRTHDAY.


INCOME BASE. The INCOME BASE is the greater of (a) or (b) below.


(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the account value on the date of the recalculation.


The Highest Anniversary Value does not change after the contract anniversary immediately preceding the owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in account value attributable to each subsequent withdrawal (including any applicable withdrawal charge).


(b) Annual Increase Amount: On the issue date, the "Annual Increase Amount" is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the contract will be treated as if they were received on the date we issue the contract.) Thereafter, the Annual Increase Amount is equal to (i) less
     (ii), where:


    (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 5% per year through the contract anniversary prior to the owner's 91st birthday and 0% thereafter; and



    (ii) is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a contract year are determined according to
          (1) or (2) as defined below:



         (1) The withdrawal adjustment for each withdrawal in a contract year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in account value attributed to that withdrawal (including any applicable withdrawal charge); or




         (2) If total withdrawals in a contract year are 5% or less of the Annual Increase Amount on the issue date or on the prior contract anniversary after the first contract year, and if these withdrawals are paid to you (or the annuitant if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that contract year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that contract year.


THE ANNUAL INCREASE AMOUNT IS LIMITED TO A MAXIMUM OF 270% OF YOUR PURCHASE PAYMENTS OR, IF GREATER, 270% OF THE ANNUAL INCREASE AMOUNT AS INCREASED BY THE MOST RECENT OPTIONAL STEP-UP (SEE "OPTIONAL STEP-UP" BELOW).


(See section (1) of Appendix D for examples of the calculation of the withdrawal adjustment.)


In determining the GMIB Plus annuity income, an amount equal to the withdrawal charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base.


OPTIONAL STEP-UP. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the account value. An Optional Step-Up may be beneficial if your account value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE GMIB PLUS RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE CHARGE FOR THE SAME RIDER AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP. An Optional Step-Up is permitted only if: (1) the account value exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.


You may elect either: (1) a one-time Optional Step-Up at any contract anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the account value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur.




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



Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the GMIB Plus rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)


We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.


The Optional Step-Up:




(1) resets the Annual Increase Amount to the account value on the contract anniversary following the receipt of an Optional Step-Up election;




(2) resets the GMIB Plus waiting period to the tenth contract anniversary following the date the Optional Step-Up took effect;


(3) resets the maximum Annual Increase Amount to 270% multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and


(4) may reset the GMIB Plus rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Optional Step-Up.


On the date of the Optional Step-Up, the account value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.


INVESTMENT ALLOCATION RESTRICTIONS. If you elect the GMIB Plus, there are certain investment allocation restrictions. (See "Purchase - Investment Allocation Restrictions for Certain Riders.") If you elect the GMIB Plus, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.


GUARANTEED PRINCIPAL OPTION. On each contract anniversary starting with the tenth contract anniversary and through the contract anniversary prior to the owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable contract anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that contract anniversary.


By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your account value intended to restore your initial investment in the contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:


(a) is purchase payments credited within 120 days of the date we issued the contract (reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and


(b) the account value on the contract anniversary immediately preceding exercise of the Guaranteed Principal Option.


The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the account value in such investment portfolio bears to the total account value in all investment portfolios. IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase




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



payments made after 120 days will increase your account value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, GMIB Plus may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus for this feature.


The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB PLUS RIDER WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The variable annuity contract, however, will continue, and the GMIB Plus investment allocation restrictions, described above, will no longer apply.



EXERCISING THE GMIB PLUS RIDER. If you exercise the GMIB Plus, you must elect to receive annuity payments under one of the following fixed annuity options:


(1)    Life annuity with 5 years of annuity payments guaranteed.


(2) Joint and last survivor annuity with 5 years of annuity payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint annuitants, who are not spouses, is greater than 10 years. (See "Annuity Payments (The Income Phase).") THIS JOINT AND LAST SURVIVOR ANNUITY OPTION IS ONLY AVAILABLE IF THE YOUNGEST ANNUITANT'S ATTAINED AGE IS 35 OR OLDER.


These options are described in the contract and the GMIB Plus rider.


The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum for GMIB Plus. As with other payout types, the amount you receive as an income payment also depends on the annuity option you select, your age, and (where permitted by law) your sex. For GMIB Plus, the annuity rates for attained ages 86 to 90 are the same as those for attained age
85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PLUS PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.


If you exercise the GMIB Plus, your annuity payments will be the greater of:


o the annuity payment determined by applying the amount of the income base to the GMIB Annuity Table, or


o the annuity payment determined for the same annuity option in accordance with the base contract. (See "Annuity Payments (The Income Phase).")


If the amount of the guaranteed minimum lifetime income that the GMIB Plus produces is less than the amount of annuity income that would be provided by applying contract value on the annuity date to the then-current annuity purchase rates, then you would have paid for a benefit that you did not use.


If you take a full withdrawal of your account value, your contract is terminated by us due to its small account value and inactivity (see "Purchase - Purchase Payments"), or your contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.


If you choose not to receive annuity payments as guaranteed under the GMIB Plus, you may elect any of the annuity options available under the contract.


TERMINATING THE GMIB PLUS RIDER. Except as otherwise provided in the GMIB Plus rider, the GMIB Plus will terminate upon the earliest of:


    a) The 30th day following the contract anniversary prior to your 91st birthday;


    b) The date you make a complete withdrawal of your account value (if there is an income base remaining, you will receive payments based on the remaining income base);


    c) The date you elect to receive annuity payments under the contract and you do not elect to receive payments under the GMIB Plus;


    d) Death of the owner or joint owner (unless the spouse (age 89 or younger) is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract;


    e) A change for any reason of the owner or joint owner or the annuitant, if a non-natural person owns the contract, subject to our administrative procedures;


    f)    The effective date of the Guaranteed Principal Option; or


    g) The date you assign your contract, subject to our administrative procedures.


When the GMIB Plus rider terminates, the corresponding GMIB Plus rider charge terminates and the GMIB Plus investment allocation restrictions no longer apply.


For contracts issued on or before May 1, 2009, the following differences apply:
---------------------------------------------



(1) The annual increase rate is 6% through the contract anniversary immediately prior to your 91st birthday, and 0% per year thereafter.


(2) If total withdrawals in a contract year are 6% or less of the Annual Increase Amount on the issue date or on the prior contract anniversary after the first contract year, and if these withdrawals are paid to you (or the annuitant if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that contract year.


(3) The Annual Increase Amount is limited to a maximum of 190% of your purchase payments or, if greater, 190% of the Annual Increase Amount as increased by the most recent Optional Step-Up.


(4) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum.


(5) The joint and last survivor annuity option under the GMIB Plus is only available if the oldest annuitant's attained age is 55 or older.


(6) The annuity rates for attained ages 85 to 90 are the same as those for attained age 84.


(7) Different investment allocation restrictions apply. (See "Purchase - Investment Allocation Restrictions for Certain Riders.")


(See Appendix D for examples illustrating the operation of the GMIB Plus.)


DESCRIPTION OF GMIB


The GMIB rider is no longer available for sale. GMIB was available only for owners up through age 75, and you could only elect the GMIB at the time you purchased the contract. GMIB may be exercised after a 10 year waiting period, up through age 85, within 30 days following a contract anniversary.


The GMIB rider is otherwise identical to the GMIB Plus, with the following exceptions:


(1) The additional charge for GMIB is lower (see "Expenses-Guaranteed Minimum Income Benefit-Rider Charge").


(2) The GMIB income base is calculated as described above in "Description of GMIB Plus-Income Base," except that:


    a. withdrawals may be payable as you direct without affecting the withdrawal adjustments;


    b. the annual increase rate is 6% per year through the contract anniversary immediately prior to the owner's 81st birthday and 0% thereafter; and


    c. if total withdrawals in a contract year are 6% or less of the Annual Increase Amount on the issue date or previous contract anniversary, if later, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals in that contract year.


(3)    There is no Guaranteed Principal Option.


(4)    There is no Optional Reset feature.


(5) The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the joint annuitants, who are not spouses, is greater than 10 years).


(6) The GMIB Annuity Table is the Annuity 2000 Mortality Table with a 7-year age set back with interest




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     of 2.5% per annum and GMIB payout rates are not enhanced.


(7)    The following replaces termination provision a), above:


    The 30th day following the contract anniversary on or following your 85th birthday.


(8)    The following replaces termination provision d), above:


     Death of the owner or death of the annuitant if a non-natural person owns the contract.


(9)    The following replaces termination provision e), above:


    A change for any reason of the owner or joint owner, or the annuitant if a non-natural person owns the contract.


(10)    Termination provisions f) and g), above, do not apply.


(11) There are no limitations to how you may allocate your purchase payments and account value among the investment portfolios, and you may participate in the Dollar Cost Averaging (DCA) program.


GUARANTEED WITHDRAWAL BENEFITS


We offer optional guaranteed withdrawal benefit (GWB) riders for an additional charge. There are four guaranteed withdrawal benefit riders under this contract: Lifetime Withdrawal Guarantee II (LWG II), Lifetime Withdrawal Guarantee I (LWG I), Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB), and Guaranteed Withdrawal Benefit I (GWB I). We currently only offer the LWG II and the Enhanced GWB riders.


Each of the guaranteed withdrawal benefit riders guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee II rider guarantees income, without annuitizing the contract, for your life (and the life of your spouse, if the Joint Life version of the rider was elected and both you and your spouse are at least age 59 1/2 at the time of the first withdrawal), even after the entire amount of purchase payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee II" below.)


If you purchase a guaranteed withdrawal benefit rider, you must elect one version at the time you purchase the contract, prior to age 86. You may not have this benefit and a GMIB or GMAB rider in effect at the same time. Once elected, these riders may not be terminated except as stated below.



FACTS ABOUT GUARANTEED WITHDRAWAL BENEFIT RIDERS



MANAGING WITHDRAWALS. The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee an account value or minimum return for any investment portfolio. The Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee riders, and the Benefit Base (as described below) under the Enhanced GWB and GWB I riders, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee rider after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your account value to the purchase payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. See "Description of the Lifetime Withdrawal Guarantee II-Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "Expenses-Withdrawal Charge.")




IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS). THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST.




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THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE
GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS) UNTIL TERMINATION OF THE RIDER.


RIDER CHARGES. If a Lifetime Withdrawal Guarantee rider or the GWB I rider is in effect, we will continue to assess the GWB rider charge even in the case where your Remaining Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantee) or Benefit Base (for GWB I), as described below, equals zero. However, if the Enhanced GWB rider is in effect, we will not continue to assess the GWB rider charge if your Benefit Base equals zero.



WITHDRAWAL CHARGE. We will apply a withdrawal charge to withdrawals from purchase payments of up to 7% of purchase payments taken in the first seven years following receipt of the applicable purchase payment. (See "Expenses - Withdrawal Charge - Free Withdrawal Amount" and "Access to Your Money - Systematic Withdrawal Program.")


TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.



TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE GWB RIDERS IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE BENEFIT BASE (REMAINING GUARANTEED WITHDRAWAL AMOUNT UNDER THE LIFETIME WITHDRAWAL GUARANTEE RIDER) AT THE TIME OF THE WITHDRAWAL, IF THE BENEFIT BASE (OR REMAINING GUARANTEED WITHDRAWAL AMOUNT) IS GREATER THAN THE ACCOUNT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISER PRIOR TO PURCHASE.



GWB, LIFETIME WITHDRAWAL GUARANTEE AND DECEDENT CONTRACTS. The Lifetime Withdrawal Guarantee is not available for purchase under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. However, these required distributions can in certain circumstances exceed the Annual Benefit Payment, and any such excess will have the effect of reducing the lifetime payments under the Lifetime Withdrawal Guarantee.


Note that the Enhanced GWB and GWB I riders are not available for purchase by a beneficiary under a decedent's Non-Qualified Contract.


(See Appendix D for examples of the GWB.)



DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE II


The version of the Lifetime Withdrawal Guarantee II described below is available for contracts issued based on applications and necessary information that we receive in good order at our Annuity Service Center on and after May 4, 2009. In order for us to issue you the previous version of this rider (that has different investment allocation restrictions - see "Purchase - Investment Allocation Restrictions for Certain Riders"), we must receive your application and necessary information at our Annuity Service Center, in good order, before the close of the New York Stock Exchange on May 1, 2009.


TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the Lifetime Withdrawal Guarantee II rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the TOTAL GUARANTEED WITHDRAWAL AMOUNT. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If you take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. IF, HOWEVER, YOU TAKE A WITHDRAWAL THAT RESULTS IN CUMULATIVE WITHDRAWALS FOR THE CURRENT CONTRACT YEAR THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THEN WE WILL REDUCE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE ENTIRE WITHDRAWAL (INCLUDING




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ANY APPLICABLE WITHDRAWAL CHARGES) REDUCED THE ACCOUNT VALUE. WE REFER TO THIS
TYPE OF WITHDRAWAL AS AN EXCESS WITHDRAWAL.


REMAINING GUARANTEED WITHDRAWAL AMOUNT. The REMAINING GUARANTEED WITHDRAWAL AMOUNT is the remaining amount you are guaranteed to receive over time. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charges). IF, HOWEVER, YOU TAKE AN EXCESS WITHDRAWAL, THEN WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL (INCLUDING ANY APPLICABLE WITHDRAWAL CHARGES) REDUCES THE ACCOUNT VALUE.


6% COMPOUNDING INCOME AMOUNT. If the Single Life version of the LWG II has been elected, beginning with the contract anniversary following the date you reach age 63, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or
(b) 5 years. If the first withdrawal from the contract is taken before the contract anniversary following the date you reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.


If the Joint Life version of the LWG II has been elected, beginning with the contract anniversary following the date the younger spouse reaches age 66, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) 5 years. If the first withdrawal from the contract is taken before the contract anniversary following the date the younger spouse reaches age 66, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.


We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.


ANNUAL BENEFIT PAYMENT. The initial ANNUAL BENEFIT PAYMENT is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate. If the Single Life version of the LWG II is elected, the Withdrawal Rate is 5% (6% if you make your first withdrawal on or after the contract anniversary following the date you reach age 76). If the Joint Life version of the LWG II is elected, the Withdrawal Rate is 4.5% (5% if you make your first withdrawal on or after the contract anniversary following the date the younger spouse reaches age 63).


If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate.


IT IS IMPORTANT TO NOTE:


o If you take your first withdrawal before the date you reach age 59 1/2 (or, for the Joint Life version, if you take your first withdrawal before the date when both you and your spouse are at least age 59 1/2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your account value declines to zero. This means if your account value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the contract year that the account value was depleted, and beginning in the following contract year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your purchase payments regardless of market performance so long as you do not take Excess Withdrawals; however, you will not be guaranteed income for the rest of your life.


o If you take your first withdrawal on or after the date you reach age 59 1/2, we will continue to pay the Annual




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     Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the rider was elected, and you take your first withdrawal when both you and your spouse are at least age 59 1/2), even if your Remaining Guaranteed Withdrawal Amount and/or account value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your account value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during that contract year that the account value was depleted, and beginning in the following contract year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse's life, if the Joint Life version of the rider was elected, and you take the first withdrawal when both you and your spouse are at least age 59 1/2). Therefore, you will be guaranteed income for life.


o The Withdrawal Rate used to calculate your Annual Benefit Payment varies depending on: (a) whether you have elected the Single Life or Joint Life version of LWG II, and (b) your age (or, for the Joint Life version, the age of the younger spouse) when you take your first withdrawal (see "Annual Benefit Payment" above).


o IF YOU HAVE ELECTED THE LWG II, YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE LWG II. FOR EXAMPLE, WE NO LONGER INCREASE YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT BY THE 6% COMPOUNDING INCOME AMOUNT ONCE YOU MAKE YOUR FIRST WITHDRAWAL. HOWEVER, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY) AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.


o At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the LWG II rider. Annuitization may provide higher income amounts if the current annuity option rates applied to the Adjusted Contract Value on the Annuity Date exceed the payments under the LWG II rider. Also, income amounts provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the LWG II rider. (See "Federal Income Tax Status - Withdrawals.")


MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each contract year. In other words, you should not take Excess Withdrawals. If a withdrawal charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a contract year exceed the Annual Benefit Payment. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE WITHDRAWAL RATE (SEE "ANNUAL BENEFIT PAYMENT" ABOVE FOR HOW THE WITHDRAWAL RATE IS DETERMINED).


IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE ACCOUNT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your account value to decline to zero.


You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (because you elected the Single Life version of LWG II and took your first withdrawal before the contract anniversary following the date you reached age
76), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.




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AUTOMATIC ANNUAL STEP-UP. On each contract anniversary prior to the owner's
91st birthday (or, for the Joint Life version, the younger spouse's 91st birthday), an Automatic Annual Step-Up will occur, provided that the account value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that you have not chosen to decline the step-up as described below).


The Automatic Annual Step-Up:


o resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the account value on the date of the step-up, up to a maximum of $10,000,000, regardless of whether or not you have taken any withdrawals;


o if the Single Life version of LWG II was elected, resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if you make your first withdrawal on or after the contract anniversary following the date you reach age 76); or, if the Joint Life version of LWG II was elected, resets the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal on or after the contract anniversary following the date the younger spouse reaches age 63); and


o may reset the LWG II rider charge to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up.


For contracts issued before February 24, 2009, the maximum charge upon an
---------------------------------------------
Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).


In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current LWG II rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the step-ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your account value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.


REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED ONLY IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.


INVESTMENT ALLOCATION RESTRICTIONS. If you elect the LWG II rider, there are certain investment allocation restrictions. Please see "Purchase - Investment Allocation Restrictions for Certain Riders" above. If you elect the LWG II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.


JOINT LIFE VERSION. A Joint Life version of the LWG II rider is available for a charge of 1.50% (which may increase upon an Automatic Annual Step-Up to a




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maximum of 1.80%). Like the Single Life version of the LWG II rider, the Joint
Life version must be elected at the time you purchase the contract, and the owner (or oldest joint owner) must be age 85 or younger. Under the Joint Life version, when the owner of the contract dies (or when the first joint owner dies), the LWG II rider will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the contract under the spousal continuation provisions. (See "Death Benefit-Spousal Continuation.") This means that if you purchase the Joint Life version and subsequently get divorced, your former spouse will not be eligible to receive payments under the LWG II rider. Furthermore, changing the primary beneficiary under the contract terminates the LWG II rider. In order for you and your spouse to receive lifetime income, both you and your spouse must be at least age 59 1/2 at the time of the first withdrawal.


The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions of LWG II (see "6% Compounding Income Amount" above). In addition, the Withdrawal Rate for the Joint Life version of LWG II may differ from the Withdrawal Rate for the Single Life version (see "Annual Benefit Payment" above).


In situations in which a trust is both the owner and beneficiary of the contract, the Joint Life version of the LWG II would not apply. In addition, because of the definition of "spouse" under federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the contract owner under the Joint Life version of the LWG II.


For contracts issued prior to February 24, 2009, the current charge for the
-----------------------------------------------
Joint Life version is 0.85% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.50%).


CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the LWG II rider on the contract anniversary every five contract years for the first 15 contract years and annually thereafter. We must receive your cancellation request within 30 days following the applicable contract anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center). The cancellation will take effect upon our receipt of your request. If cancelled, the LWG II rider will terminate, we will no longer deduct the LWG II rider charge, and the investment allocation restrictions described in "Purchase
- Investment Allocation Restrictions for Certain Riders" will no longer apply. The variable annuity contract, however, will continue.


If you cancel the LWG II rider on the fifteenth contract anniversary or any contract anniversary thereafter, we will add a Guaranteed Principal Adjustment to your account value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:



(a) is purchase payments credited within 120 days of the date that we issued the contract, reduced proportionately by the percentage reduction in account value attributable to any partial withdrawals taken (including any applicable withdrawal charges) and


(b)    is the account value on the date of cancellation.


The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the account value in such investment portfolio bears to the total account value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.



Only purchase payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your account value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.


TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE II RIDER. The Lifetime Withdrawal Guarantee II rider will terminate upon the earliest of:


(1) the date of a full withdrawal of the account value (a pro rata portion of the rider charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments,




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     provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);


(2) the date all of the account value is applied to an annuity option (a pro rata portion of the rider charge will be assessed);



(3) the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the account value and your contract is thereby terminated (whatever account value is available will be applied to pay the rider charge and you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the contract);



(4) death of the owner or joint owner (or the annuitant if the owner is a non-natural person), except where the contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;



(5) change of the owner or joint owner (or, for the Joint Life version, the primary beneficiary) for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;


(6)    the effective date of the cancellation of the rider;


(7) termination of the contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for a termination due to death); or


(8) the date you assign your contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed).


Once the rider is terminated, the LWG II rider charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.


ADDITIONAL INFORMATION. The LWG II rider may affect the death benefit available under your contract. If the owner or joint owner should die while the LWG II rider is in effect, an alternate death benefit amount will be calculated under the LWG II rider that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your contract, and if you made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the contract. All other provisions of your contract's death benefit will apply.


Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The beneficiary's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.


We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the LWG II rider because
(1) you make a
total withdrawal of your account value; (2) your account value is insufficient to pay the LWG II rider charge; or (3) the contract owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract, you may not make additional purchase payments under the contract.


DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE I


The Lifetime Withdrawal Guarantee I rider is no longer available for sale. The Lifetime Withdrawal Guarantee I rider is identical to the Lifetime Withdrawal Guarantee II, with the exceptions described below.


TOTAL GUARANTEED WITHDRAWAL AMOUNT. The maximum Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee I rider is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the account value.


REMAINING GUARANTEED WITHDRAWAL AMOUNT. The maximum Remaining Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee I rider is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the account value.


COMPOUNDING INCOME AMOUNT. If you elect the Lifetime Withdrawal Guarantee I rider, on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) the tenth contract anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase. On the other hand, if you elect the Single Life version of the LWG II rider, beginning with the contract anniversary following the date you reach age 63, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) 5 years. If you elect the Joint Life version of the LWG II rider, beginning with the contract anniversary following the date the younger spouse reaches age 66, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) 5 years.


ANNUAL BENEFIT PAYMENT. Under the Lifetime Withdrawal Guarantee I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. By contrast, the Withdrawal Rate under the Lifetime Withdrawal Guarantee II varies depending on whether the Single Life or Joint Life version is elected and the age at which the first withdrawal is made. (See "Description of the Lifetime Withdrawal Guarantee II - Annual Benefit Payment" above.)


AUTOMATIC ANNUAL STEP-UP. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. Automatic Annual Step-Ups may occur on each contract anniversary prior to the owner's 86th birthday.

RIDER CHARGE. The charge for the Lifetime Withdrawal Guarantee I rider is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Expenses - Guaranteed Withdrawal Benefit - Rider Charge").


AGE AND OTHER PURCHASE REQUIREMENTS. You could only elect the Single Life version of the Lifetime Withdrawal Guarantee I rider if the owner or oldest joint owner (or the annuitant, if the owner is a non-natural person) was at least 60 years old on the date the contract was issued. You could only elect the Joint Life version of the Lifetime Withdrawal Guarantee I rider if: (1) the contract was owned by joint owners who are spouses and (2) both joint owners were at least 63 years old on the date the contract was issued. Because of the requirement that the contract be owned by joint owners, the Joint Life version of the Lifetime Withdrawal Guarantee I rider could only be purchased with Non-Qualified Contracts.


TERMINATION. The Lifetime Withdrawal Guarantee I rider will not terminate upon a change of the primary beneficiary.


INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee I rider, you are limited to allocating your purchase payments and account value among the following investment portfolios:


     (a)    the MetLife Defensive Strategy Portfolio


    (b)    the MetLife Moderate Strategy Portfolio


    (c)    the MetLife Balanced Strategy Portfolio


    (d)    the MetLife Growth Strategy Portfolio


    (e)    the American Funds Moderate Allocation Portfolio


    (f)    the American Funds Balanced Allocation Portfolio


    (g)    the American Funds Growth Allocation Portfolio


    (h)    the Met/Franklin Templeton Founding Strategy Portfolio


    (i)    the SSgA Growth and Income ETF Portfolio


    (j)    the SSgA Growth ETF Portfolio


    (k)    the BlackRock Money Market Portfolio.


You may also elect to participate in the DCA or EDCA programs, provided that your destination investment portfolios are one or more of the above listed investment portfolios.



DESCRIPTION OF THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT


BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum TOTAL amount of money that you are guaranteed to receive over time under the Enhanced GWB rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus the GWB Bonus Amount. At any subsequent point in time, the BENEFIT BASE is the remaining amount of money that you are guaranteed to receive through withdrawals under the Enhanced GWB rider. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your account value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.


The Benefit Base is equal to:


o  Your initial purchase payment, increased by the 5% GWB Bonus Amount;


o  Increased by each subsequent purchase payment, and by the 5% GWB Bonus
     Amount;



o Reduced dollar for dollar by Benefits Paid, which are withdrawals (including any applicable withdrawal charge) and amounts applied to an annuity option (currently, you may not apply amounts less than your entire account value to an annuity option); and



o If a Benefit Paid from your contract is not payable to the contract owner or the contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), or results in cumulative Benefits Paid for the current contract year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the account value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your account value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.



(See section D of Appendix E for examples of how withdrawals affect the Benefit Base.)



ANNUAL BENEFIT PAYMENT. The ANNUAL BENEFIT PAYMENT is the maximum amount of your Benefit Base you may withdraw each contract year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB WITHDRAWAL RATE (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.



MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the guarantees of this rider, your annual withdrawals (including any applicable withdrawal charge) cannot exceed the Annual Benefit Payment each contract year. If a withdrawal from your contract does result in annual withdrawals during a contract year (including any applicable withdrawal charge) exceeding the Annual Benefit Payment, or if the withdrawal is not payable to the contract owner or the contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your account value after the decrease for the withdrawal (including any applicable withdrawal charge) multiplied by the GWB Withdrawal Rate. This reduction may be significant. Furthermore, because the GWB rider charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an excess withdrawal results in an increase in the cost of the rider relative to the benefits you will receive.


(See sections E and F of Appendix E for examples of how withdrawals and subsequent purchase payments affect the Annual Benefit Payment.)



You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.



REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount may exceed your Annual Benefit Payment; if such withdrawals exceed your Annual Benefit Payment, the Annual Benefit Payment will be recalculated and may be reduced. YOU MUST BE ENROLLED ONLY IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.



GUARANTEED WITHDRAWAL AMOUNT. We assess the GWB rider charge as a percentage of the GUARANTEED WITHDRAWAL AMOUNT, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the GWB rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.



OPTIONAL RESET. At any contract anniversary prior to the 86th birthday of the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person), you may elect an Optional Reset. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.


An Optional Reset will:


o Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the account value on the date of the reset;



o Reset your Annual Benefit Payment equal to the account value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and



o Reset the Enhanced GWB rider charge equal to the then current level we charge for the same rider at the time of the reset, up to the maximum charge of 1.00% (0.95% for contracts issued before July 16, 2007).


You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your account value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person).


We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing to our Annuity Service Center) before the applicable contract anniversary. The Optional Reset will take effect on the next contract anniversary following our receipt of your written request.


If you elect Automatic Annual Resets, a reset will occur automatically on any contract anniversary if: (1) your account value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the contract anniversary is prior to the 86th birthday of the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.


In the event that the charge applicable to contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), prior to the contract anniversary on which a reset may otherwise occur. If you discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and you may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)


It is possible to elect a one-time Optional Reset when the account value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the the account value is smaller than the Guaranteed Withdrawal Amount.) If you elect a one-time Optional Reset when the account value before the reset was less than the Guaranteed Withdrawal Amount, you would lock in a higher Benefit Base, which would increase the total amount you are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which you could make those withdrawals. However, you would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your account value is smaller than the Guaranteed Withdrawal Amount only if you are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, you should only elect a one-time Optional Reset when your account value is larger than the Guaranteed Withdrawal Amount.


Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge you are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).

For contracts issued prior to July 16, 2007, you may elect an Optional Reset
-------------------------------------------
beginning with the third contract anniversary (as long as it is prior to the owner's 86th birthday) and at any subsequent contract anniversary prior to the owner's 86th birthday, as long as it has been at least three years since the last Optional Reset. Automatic Annual Resets are not available.


CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Service Center) during the 90-day period following your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. If you cancel the Enhanced GWB rider, you may not re-elect it.



TERMINATION OF THE ENHANCED GWB RIDER. The Enhanced GWB rider will terminate upon the earliest of:


(1)    the date you make a full withdrawal of your account value;


(2)    the date you apply all of your account value to an annuity option;



(3) the date there are insufficient funds to deduct the Enhanced GWB rider charge from your account value (whatever account value is available will be applied to pay the annual Enhanced GWB rider charge);


(4) the date we receive due proof of the owner's death and a beneficiary claim form, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 85 years old, or the annuitant dies if the owner is a non-natural person; note: (a) if the spouse elects to continue the contract (so long as the spouse is less than 85 years old and the Enhanced GWB rider is in effect at the time of continuation), all terms and conditions of the Enhanced GWB rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the owner's death and a beneficiary claim form (from certain beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB rider charge until we receive this information;




(5) a change of the owner or joint owner (or the annuitant if the owner is a non-natural person) for any reason;



(6)    the effective date of the cancellation of the rider; or


(7)    the termination of your contract.


ADDITIONAL INFORMATION. If you take a full withdrawal of your account value and the withdrawal does not exceed the Annual Benefit Payment, or your account value is reduced to zero because you do not have a sufficient account value to pay the GWB rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the owner or joint owner (or to the annuitant if the owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the joint owner (or the annuitant if the owner is a non-natural person) should die while these payments are being made, your beneficiary will receive these payments. No other death benefit will be paid.


If the owner or joint owner (or the annuitant if the owner is a non-natural person) should die while the Enhanced GWB rider is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB rider.


If the beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.


We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Enhanced GWB rider because (1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the GWB rider charge; or (3) the contract owner or joint owner (or the annuitant, if the owner is a non-natural person) dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 85 years old, you may not make additional purchase payments under the contract.


DESCRIPTION OF THE GUARANTEED WITHDRAWAL BENEFIT I



The GWB I rider is no longer available for sale.


The GWB I rider is the same as the Enhanced GWB rider described above with the following differences: (1) there is no favorable treatment of required minimum distributions; (2) the GWB I rider charge continues even if your Benefit Base equals zero; (3) you may only elect the Optional Reset once every five contract years, as described below; (4) the GWB I rider charge is 0.50% and the maximum GWB I rider charge upon an Optional Reset is 0.95%; and (5) you do not have the ability to cancel the rider following your fifth contract anniversary.



OPTIONAL RESET. Starting with the fifth contract anniversary (as long as it is prior to the owner's 86th birthday), you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. We must receive your request in writing within a 30-day period prior to that contract anniversary. You may elect an Optional Reset at any subsequent contract anniversary as long as it has been at least five years since the last Optional Reset and it is prior to the owner's 86th birthday.


GUARANTEED MINIMUM ACCUMULATION BENEFIT



The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale.



The GMAB guarantees that your account value will not be less than a minimum amount at the end of a specified number of years (the "Rider Maturity Date"). If your account value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your account value so that it is equal to the guaranteed amount.



If you have elected the GMAB rider, we require you to allocate your purchase payments and all of your account value to one of the MetLife Asset Allocation
                                          ---
Program portfolios available in your contract (the MetLife Aggressive Strategy and the MetLife Growth Strategy Portfolios are not available for this purpose). You may also allocate purchase payments to the EDCA program, provided that your destination portfolio is the available MetLife Asset Allocation Program portfolio that you have chosen.No transfers are permitted while this rider is in effect. The MetLife Asset Allocation Program portfolio you choose will determine the percentage of purchase payments that equals the guaranteed amount. The MetLife Asset Allocation Program portfolios available if you chose the GMAB rider, the percentage of purchase payments that determines the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:




                         Guaranteed
                           Amount           Years to
                       (% of Purchase         Rider
Portfolio                 Payments)       Maturity Date
-------------------   ----------------   --------------
MetLife Defensive
Strategy Portfolio    130%               10 years
MetLife Moderate
Strategy Portfolio    120%               10 years
MetLife Balanced
Strategy Portfolio    110%               10 years

For more information about the MetLife Asset Allocation Program portfolios, please see "Investment Options -

Description of the MetLife Asset Allocation Program" and the prospectus for the MetLife Asset Allocation Program portfolios.



This benefit is intended to protect you against poor investment performance during the accumulation phase of your contract. You may not have this benefit and a GMIB or GWB rider in effect at the same time.


BENEFIT DESCRIPTION. The GMAB rider guarantees that at the Rider Maturity Date, your account value will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the contract (the "GMAB Eligibility Period"), less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the MetLife Asset Allocation Program portfolio you selected. This guaranteed amount is the "GUARANTEED ACCUMULATION AMOUNT." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount for your contract that is shown on your contract schedule page (currently $5 million). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal of account value during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments you make AFTER the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making purchase payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your account value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.


On your contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the purchase payment (subject to the limit described above) depending on which MetLife Asset Allocation Program portfolio you have selected. When you make a withdrawal from the contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the total account value.


     EXAMPLE:


   Assume your account value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the contract. The withdrawal amount is 10% of the account value. Therefore, after the withdrawal, your account value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).


The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is not used to calculate any benefits under the contract prior to the Rider Maturity Date.


At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your contract's account value to its Guaranteed Accumulation Amount. If the account value is less than the Guaranteed Accumulation Amount, we will contribute to your account value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the MetLife Asset Allocation Program portfolio you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA account).


If your account value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your account value. The GMAB rider terminates at the Rider Maturity Date. We will not deduct the GMAB rider charge after that date, and the related investment requirements and restrictions will no longer apply.


If your account value is reduced to zero for any reason other than a full withdrawal of the account value or application of the entire account value to an annuity option, but your contract has a positive Guaranteed Accumulation Amount remaining, the contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient account value to cover the deductions for the charge. At the

Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the account value.


Purchase payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if purchase payments made during the 120 day

GMAB Eligibility Period lose significant value, if the account value, which includes all purchase payments, is equal to or greater than the Guaranteed
         ---
Accumulation Amount, which is a percentage of your purchase payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you if you intend to make additional purchase payments after the GMAB Eligibility Period.


     EXAMPLE:


   Assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Balanced Strategy Porfolio. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 purchase payment). Assume that at the Rider Maturity Date, your account value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 - $0 = $11,000).


   In contrast, assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Balanced Strategy Porfolio. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your account value is $0. Assume that you decide to make one purchase payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your purchase payment and the Rider Maturity Date. Consequently, your account value is $11,000. We would not pay a Guaranteed Accumulation Payment because the account value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000 ($11,000 - $11,000 = $0).


RIDER TERMINATION. The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your account value to an annuity option; and (5) the date of death of the owner or joint owner (or annuitant if the owner is a non-natural person), unless the beneficiary is the spouse of the owner and elects to continue the contract under the spousal continuation provisions of the contract.


Once the rider is terminated, the GMAB rider charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.


CANCELLATION. You have a one-time right to cancel this optional benefit to take effect on your fifth contract anniversary. We must receive your request in writing within the 90-day period after your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.


GMAB AND DECEDENT CONTRACTS. The GMAB is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA contract (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) because, under tax rules, such contracts generally require distributions to commence by the end of the calendar year following the year of the owner's death and such distributions will have the effect of reducing the usefulness of the GMAB.


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


SUMMARY OF LIVING BENEFIT RIDERS


The chart below highlights certain differences among the living benefit riders. Please refer to the detailed descriptions above for specific information about the features, costs and restrictions associated with the riders.*





                                          INCOME
                                         GUARANTEE
                                         GMIB PLUS
 LIFETIME INCOME              Yes (after waiting period)
 BENEFIT RIDER INVOLVES                   Yes
 ANNUITIZATION
 WITHDRAWALS PERMITTED/1/       Prior to annuitization
 WAITING PERIOD                  Must wait 10 years to
                            annuitize under rider; Optional
                               Step-Up restarts waiting
                             period; withdrawals available
                                      immediately
 RESET/STEP-UP                            Yes
 MAY INVEST IN VARIABLE         Prior to annuitization
 INVESTMENT OPTIONS
 INVESTMENT ALLOCATION                    Yes
 REQUIREMENTS
 ABILITY TO CANCEL RIDER     Yes, after 10 years, can take
                               lump-sum option under the
                                    GPO provisions
 DEATH BENEFIT             Prior to annuitization, contract
                              death benefit available/2/
 CURRENT RIDER CHARGES/3/                0.95%



                                                        WITHDRAWAL
                                                        GUARANTEES
                                  LIFETIME WITHDRAWAL
                                     GUARANTEE II                       ENHANCED GWB
 LIFETIME INCOME            Yes (if first withdrawal on or                 No
                                  after age 59 1/2)
 BENEFIT RIDER INVOLVES                   No                               No
 ANNUITIZATION
 WITHDRAWALS PERMITTED/1/                Yes                               Yes
 WAITING PERIOD             None (age 59 1/2 for lifetime                 None
                                     withdrawals)
 RESET/STEP-UP                           Yes                               Yes
 MAY INVEST IN VARIABLE                  Yes                               Yes
 INVESTMENT OPTIONS
 INVESTMENT ALLOCATION                   Yes                               No
 REQUIREMENTS
 ABILITY TO CANCEL RIDER       Yes, at 5th, 10th & 15th       Yes, within 90 days after 5th
                            contract anniversary, annually        contract anniversary
                           thereafter; or, lump-sum option
                            under the GPA provisions after
                                       15 years
 DEATH BENEFIT                Contract death benefit or      Ability to receive Benefit Base
                            alternate rider death benefit   in series of payments instead of
                            available; ability to receive        contract death benefit
                                 Remaining Guaranteed
                             Withdrawal Amount in series
                           of payments instead of contract
                                    death benefit
 CURRENT RIDER CHARGES/3/   1.25% (Single Life version) or                0.55%
                           1.50% (Joint Life version)


--------


* For descriptions of the GMIB, Lifetime Withdrawal Guarantee I, and Guaranteed Withdrawal Benefit I riders, which are no longer available for sale, please see "Living Benefits" above.



(1) Withdrawals will reduce the living and death benefits and account value.


(2) If the contract is annuitized, annuity payments may be guaranteed for a certain period of time (depending on the annuity option selected) and therefore payable upon death of the annuitant. See "Annuity Payments (The Income Phase)" and the rider descriptions for more information.



(3) Certain rider charges may increase upon an Optional Step-Up or Optional Reset. Generally, rider charges are assessed as a percentage of the guaranteed benefit rather than the account value. For example, the charge for GMIB Plus is 0.95% of the income base. See the Expenses section and the individual rider descriptions for more information.

8. PERFORMANCE



We periodically advertise subaccount performance relating to the investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including certain death benefit rider charges) and the investment portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge, or applicable optional rider charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges (including certain death benefit rider charges), account fee, withdrawal charges, applicable optional rider charges, and the investment portfolio expenses.



For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.


In addition, the performance for the investment portfolios may be shown for the period commencing from the inception date of the investment portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.


We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.



We may advertise the living benefit and death benefit riders using illustrations showing how the benefit works with historical performance of specific investment portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying investment portfolios.



You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.




9. DEATH BENEFIT

UPON YOUR DEATH


If you die during the accumulation phase, we will pay a death benefit to your beneficiary(ies). The Principal Protection is the standard death benefit for your contract. At the time you purchase the contract, you can select the optional Annual Step-Up death benefit rider. If you are 80 years old or older at the effective date of your contract, you are not eligible to select the optional death benefit rider. For contracts issued prior to May 1, 2003, the Annual Step-Up is the standard death benefit for your contract. The death benefits are described below. Check your contract and riders for the specific provisions applicable. The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order.


If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.


If a non-natural person owns the contract, then the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the oldest owner will be used to determine the death benefit amount.


STANDARD DEATH BENEFIT - PRINCIPAL PROTECTION


The death benefit will be the greater of:


(1)    the account value; or


(2) total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal.


If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection

(2) will be changed to provide as follows: "the account value as of the effective date of the change of owner, increased by purchase payments received after the date of the change of owner, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date."


In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.



(See Appendix F for examples of the Principal Protection death benefit rider.)



OPTIONAL DEATH BENEFIT - ANNUAL STEP-UP


If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:


(1)    the account value; or


(2) total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal; or


(3)    the highest anniversary value, as defined below.


On the date we issue the contract, the highest anniversary value is equal to your initial purchase payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the account value on the date of the recalculation.


If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:


o Subsection (2) is changed to provide: "The account value as of the effective date of the change of owner, increased by purchase payments received after the date of change of owner, and reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date;" and


o for subsection (3), the highest anniversary value will be recalculated to equal your account value as of the effective date of the change of owner.


In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit is equal to the greatest of (1), (2) or (3).



(See Appendix F for examples of the Annual Step-Up death benefit rider.)



GENERAL DEATH BENEFIT PROVISIONS


The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.


If the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law generally allows distributions to begin by the year in which the annuitant would have reached 70 1/2 (which may be more or less than five years after the annuitant's death).


A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within five years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.


We may also offer a payment option, for both non-tax qualified contracts and certain tax qualified contracts, under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may choose any optional death benefit available under the new contract. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. (See "Federal Income Tax Status.") To the extent permitted under the tax law, and in accordance with our procedures, your designated beneficiary is permitted under our procedures to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other tax qualified or non-tax qualified contracts, depending on which type of contract you own, held in the name of the decedent. Any such additional purchase payments would be subject to applicable withdrawal charges. Your beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.



If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death.



If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the time of the owner's death. Upon the death of the owner or a joint owner during the income phase, the beneficiary becomes the owner.


SPOUSAL CONTINUATION


If the primary beneficiary is the spouse of the owner, upon the owner's death, the beneficiary may elect to continue the contract in his or her own name. Upon such election, the account value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the owner. Any excess of the death benefit amount over the account value will be allocated to each applicable investment portfolio and/or the fixed account in the ratio that the account value in the investment portfolio and/or the fixed account bears to the total account value. The terms and conditions of the contract that applied prior to the owner's death will continue to apply, with certain exceptions described in the contract.


For purposes of the death benefit on the continued contract, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit, which may include a highest anniversary value (depending on whether you elected an optional death benefit), are reset on the date the spouse continues the contract.


Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs (see "Federal Income Tax Status").



Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse. Accordingly, a purchaser who has or is contemplating a civil union or same sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the contract owner under the Joint Life version of the Lifetime Withdrawal Guarantee (see "Living Benefits - Guaranteed Withdrawal Benefits").



DEATH OF THE ANNUITANT


If the annuitant, not an owner or joint owner, dies during the accumulation phase, you automatically become the annuitant. You can select a new annuitant if you do not want to be the annuitant (subject to our then-current underwriting standards). However, if the owner is a non-natural person (for example, a corporation or a trust), then the death of the primary annuitant will be treated as the death of the owner, and a new annuitant may not be named.


Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.


CONTROLLED PAYOUT


You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts (see "Federal Income Tax Status").




10. FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.


When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money, generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "Qualified Contract." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.


If your annuity is independent of any formal retirement or pension plan, it is termed a "Non-Qualified Contract."


Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


TAXATION OF NON-QUALIFIED CONTRACTS


NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.


The following discussion generally applies to Non-Qualified Contracts owned by natural persons.


WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.


In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


It is conceivable that certain benefits or the charges for certain benefits such as any of the guaranteed death benefits and certain living benefits (E.G., the GWB or GMAB riders), could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



The tax treatment of withdrawals under a Guaranteed Withdrawal Benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base at the time of the withdrawal, if greater than the account value. This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the gross account value rather than the Benefit Base at the time of the withdrawal to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GWB exceeds the gross account value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.

We reserve the right to change our tax reporting practices if we determine that they are not in accordance with IRS guidance (whether formal or informal).


ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:


o  made on or after the taxpayer reaches age 59 1/2;


o  made on or after the death of an owner;


o  attributable to the taxpayer's becoming disabled;


o made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or


o under certain immediate income annuities providing for substantially equal payments made at least annually.


Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.


ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax adviser as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated. Once the investment in the contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.


The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed account and variable investment portfolios, as well as transfers between investment portfolios after the annuity starting date. Consult your tax adviser.


TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.


See the Statement of Additional Information as well as "Death Benefit - General Death Benefit Provisions" in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.


TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.


WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.



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MULTIPLE CONTRACTS. The tax law provides that deferred annuities issued after
October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax adviser.


OWNERSHIP OF THE INVESTMENTS. In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.


FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."


TAXATION OF QUALIFIED CONTRACTS


The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.



INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2009, $5,000 plus, for an owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract (and appropriate IRA tax endorsements) have not yet been submitted to the IRS for review and approval as to form. Such approval is not required to constitute a valid Traditional IRA or SIMPLE IRA. Such approval does not constitute an IRS endorsement of the investment options and benefits offered under the contract. Traditional IRAs/SEPs, SIMPLE IRAs and Roth IRAs may not invest in life insurance. The contract may provide death benefits that could exceed the greater of premiums paid or the account balance. The final required minimum distribution income tax regulations generally treat such benefits as part of the annuity contract and not as life insurance and require the value of such benefits to be included in the participant's interest that is subject to the required minimum distribution rules.


SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $11,500 for 2009. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.



ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income



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tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2
(subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments or the account value.


TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.


Income tax regulations issued in July 2007 will require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and (c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.


The regulations are generally effective for taxable years beginning after December 31, 2008. However, certain aspects, including a proposed prohibition on use of new life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective. Please note that, in light of the regulations, this contract is not available for purchase via a "90-24" transfer. If your contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax adviser prior to making additional purchase payments.



Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event such as after a fixed number of years, the attainment of a stated age, or disability. This new withdrawal restriction is applicable for tax sheltered annuity contracts issued on or after January 1, 2009.



SECTION 457(B) PLANS. An eligible 457(b) plan, while not actually a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.


SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation



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employers using a contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.



OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.



Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of account value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. (See "Living Benefits.")



The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.



Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first required minimum distribution payment by April 1, 2009. In contrast, if your first required minimum distribution would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 required minimum distribution is due by December 31, 2010. For after-death required minimum distributions, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This required minimum distribution waiver does not apply if you are receiving annuitized payments under your contract. The required minimum distribution rules are complex, so consult with your tax advisor before waiving your 2009 required minimum distribution payment.



Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.


"Eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:


o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made.



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     This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.


o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.


o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.


A payee should consult with his or her own tax adviser prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.


FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.


GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.



PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.



TAX BENEFITS RELATED TO THE ASSETS OF THE SEPARATE ACCOUNT


We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to contract owners because we are the owner of the assets from which the tax benefits are derived.


POSSIBLE TAX LAW CHANGES



Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. We will notify you of any changes to your contract. Consult a tax adviser with respect to legislative developments and their effect on the contract.



We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.



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11. OTHER INFORMATION

FIRST METLIFE INVESTORS


First MetLife Investors is a stock life insurance company that was organized under the laws of the State of New York on December 31, 1992, as First Xerox Life Insurance Company. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased First Xerox Life Insurance Company, which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent of General American Life Insurance Company. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc., the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. First MetLife Investors is licensed to do business only in the State of New York.



For contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that First MetLife Investors will have sufficient funds to meet obligations under the contracts. In the event an owner of such a contract presents a legitimate claim for payment, General American Life Insurance Company will pay such claim directly to the contract owner if First MetLife Investors is unable to make such payment. This guarantee is enforceable by such contract owners against General American Life Insurance Company directly without any requirement that contract owners first file a claim against First MetLife Investors. The guarantee agreement is binding on General American Life Insurance Company, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life Insurance Company's rating. With respect to the guarantee, General American Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.



We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


THE SEPARATE ACCOUNT


We have established a SEPARATE ACCOUNT, First MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.


The assets of the Separate Account are held in First MetLife Investors' name on behalf of the Separate Account and legally belong to First MetLife Investors. The Separate Account is subject to the laws of the State of New York. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business First MetLife Investors may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts First MetLife Investors may issue.


We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.


The amount of the guaranteed death benefit that exceeds the account value is paid from our general account. In addition, portions of the contract's guaranteed living benefits payable may exceed the amount of the account value and be paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of First MetLife Investors.


DISTRIBUTOR


We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.



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Distributor, and in certain cases, we, have entered into selling agreements with other affiliated and unaffiliated selling firms for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.


All of the investment portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the investment portfolios. (See "Fee Tables and Examples - Investment Portfolio Expenses" and the fund prospectuses.) These payments range from 0.15% to 0.55% of Separate Account assets invested in the particular investment portfolio.


SELLING FIRMS


As noted above, Distributor, and in certain cases, we, have entered into selling agreements with affiliated and unaffiliated selling firms for the sale of the contracts. Affiliated selling firms include Metropolitan Life Insurance Company (MLIC); New England Securities Corporation; Tower Square Securities, Inc.; and Walnut Street Securities, Inc. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under "Additional Compensation for Selected Selling Firms"). These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.


COMPENSATION PAID TO SELLING FIRMS. We and Distributor pay compensation to all affiliated and unaffiliated selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional purchase payments by selling firms is 7% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1.20% of account value (less purchase payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as "annuity payments"). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts. With respect to the contracts, the compensation paid to affiliated selling firms is generally not expected to exceed, on a present value basis, the aggregate amount of commission that is paid by Distributor to all other selling firms as noted above.


SALES BY OUR AFFILIATES. As previously noted, we and Distributor may offer the contracts through retail selling firms that are affiliates of ours. The amount of compensation the affiliated selling firms pass on to their sales representatives is determined in accordance with their own internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans and other benefits. For sales representatives of certain affiliates, the amount of this additional compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.


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Sales representatives of our affiliate, MLIC, receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payment received by the sales representative is equal to a percentage of the gross dealer concession. For MLIC sales represenatives other than those in its MetLife Resources (MLR) division, the percentage is determined by a formula that takes into consideration the amount of proprietary products that the sales representative sells and services. The percentage could be as high as 100%. (MLR sales representatives receive compensation based on premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, MetLife sales representatives may be entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MLIC sales representatives are entitled, the sales representatives have an incentive to favor the sale of the contracts over other similar products issued by non-affiliates. In addition, because the MLIC sales managers' compensation is based upon the sales made by the sales representatives they supervise, the MLIC sales managers also have an incentive to favor the sale of proprietary products.


We may also make certain payments to the business unit responsible for the operation of the distribution systems through which the contracts are sold. These amounts are part of the total compensation paid for the sale of the contracts.


Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.


ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor have entered into distribution arrangements with certain selected selling firms. Under these arrangements we and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable insurance contracts (including the contracts). Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our variable insurance contracts (including account values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. We and Distributor have entered into such distribution agreements with our affiliates, Tower Square Securities, Inc. and Walnut Street Securities, Inc., as well as unaffiliated selling firms identified in the Statement of Additional Information. We and Distributor may enter into similar arrangements with other affiliates, such as MLIC and New England Securities Corporation.



The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative. (See the Statement of Additional Information - "Distribution" for a list of selling firms that received compensation during 2008, as well as the range of additional compensation paid.)



REQUESTS AND ELECTIONS


We will treat your request for a contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a purchase payment as received by us if we receive a payment



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at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract.


Requests for service may be made:


o  Through your registered representative


o By telephone at (800) 343-8496, between the hours of 7:30AM and 5:30PM Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday


o  In writing to our Annuity Service Center


o  By fax at (515) 457-4400 or


o  By Internet at www.metlifeinvestors.com


All other requests must be in written form, satisfactory to us.



A request or transaction generally is considered in GOOD ORDER if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your registered representative before submitting the form or request.



We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.


CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


OWNERSHIP


OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.


These rights include the right to:


o  change the beneficiary.


o change the annuitant before the annuity date (subject to our underwriting and administrative rules).


o  assign the contract (subject to limitation).


o  change the payment option.


o exercise all other rights, benefits, options and privileges allowed by the contract or us.


The owner is as designated at the time the contract is issued, unless changed. Any change of owner is subject to our underwriting rules in effect at the time of the request.

JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.


BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).



ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base annuity payments. You can change the annuitant at any time prior to the annuity date, unless an owner is not a natural person. Any reference to annuitant includes any joint annuitant under an annuity option. The owner and the annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code or under a GMIB rider (see "Living Benefits - Guaranteed Income Benefits").



ASSIGNMENT. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.


If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.


LEGAL PROCEEDINGS


In the ordinary course of business, First MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, First MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of First MetLife Investors to meet its obligations under the contracts.


FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Separate Account have been included in the SAI. The financial statements of General American Life have also been included in the SAI.



TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


     Company


     Independent Registered Public Accounting Firm

     Additional Information


     Custodian

     Distribution

     Calculation of Performance Information

     Annuity Provisions

     Tax Status of the Contracts

     Condensed Financial Information

     Financial Statements

APPENDIX A
CONDENSED FINANCIAL INFORMATION


The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2008. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. Chart 1 presents accumulation unit values for the lowest possible combination of separate account product charges and death benefit rider charges, and Chart 2 presents accumulation unit values for the highest possible combination of such charges. The SAI contains the accumulation unit values for all other possible combinations of separate account product charges and death benefit rider charges. (See "Cover Page" for how to obtain a copy of the SAI.)



CHART 1





                                     1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                   NUMBER OF
                                                             ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT          UNITS
                                                             BEGINNING OF         END OF         OUTSTANDING AT
                                                                PERIOD            PERIOD         END OF PERIOD
                                                           ---------------   ---------------   -----------------
 MET INVESTORS SERIES TRUST
 AMERICAN FUNDS BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008       10.008575          7.016504         411,239.0406
=============                            ==== ==========       =========         =========         ============
 AMERICAN FUNDS BOND SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008       10.038574          8.958531          23,208.8231
=============                            ==== ==========       =========         =========         ============
 AMERICAN FUNDS GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008        9.998575          6.364205         287,357.0685
=============                            ==== ==========       =========         =========         ============
 AMERICAN FUNDS GROWTH SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008        9.988576          5.763664          98,197.0801
=============                            ==== ==========       =========         =========         ============
 AMERICAN FUNDS INTERNATIONAL SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008       10.088572          6.059120          56,538.0231
=============                            ==== ==========       =========         =========         ============
 AMERICAN FUNDS MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008       10.018575          7.690677         116,299.1865
=============                            ==== ==========       =========         =========         ============
 BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008       17.010615         12.733893           4,462.8266
=============                            ==== ==========       =========         =========         ============
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        9.998932         12.842253          20,037.6945
   01/01/2005                             to  12/31/2005       12.842253         14.361086          31,366.5214
   01/01/2006                             to  12/31/2006       14.361086         19.503665          34,475.1049
   01/01/2007                             to  12/31/2007       19.503665         16.361582          31,392.6357
   01/01/2008                             to  12/31/2008       16.361582          9.419490          39,415.1516
=============                            ==== ==========       =========         =========         ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.998932         11.979835        15,562.1884
  01/01/2005    to  12/31/2005       11.979835         13.308023        31,197.4373
  01/01/2006    to  12/31/2006       13.308023         15.197948        51,507.0943
  01/01/2007    to  12/31/2007       15.197948         15.465093        88,534.8388
  01/01/2008    to  12/31/2008       15.465093          9.757880        90,043.4148
============   ==== ==========       =========         =========       ============
 HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.751972         11.763336        32,782.5383
  01/01/2004    to  12/31/2004       11.763336         13.994100        66,536.8276
  01/01/2005    to  12/31/2005       13.994100         15.780483        75,317.9041
  01/01/2006    to  12/31/2006       15.780483         20.071036        99,647.6962
  01/01/2007    to  12/31/2007       20.071036         19.588813       118,535.8173
  01/01/2008    to  12/31/2008       19.588813         11.429986       110,148.6124
============   ==== ==========       =========         =========       ============
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        9.728989         12.034528         8,267.6776
  01/01/2004    to  12/31/2004       12.034528         13.589483        13,955.8695
  01/01/2005    to  12/31/2005       13.589483         14.495473        36,718.1942
  01/01/2006    to  12/31/2006       14.495473         16.408565        37,993.8517
  01/01/2007    to  12/31/2007       16.408565         15.756529        25,194.9431
  01/01/2008    to  12/31/2008       15.756529          9.595726        29,973.0320
============   ==== ==========       =========         =========       ============
 LEGG MASON PARTNERS AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        5.505944          6.717278        24,187.0156
  01/01/2004    to  12/31/2004        6.717278          7.189929        45,289.7138
  01/01/2005    to  12/31/2005        7.189929          8.060860        46,266.5427
  01/01/2006    to  12/31/2006        8.060860          7.818713        55,271.3763
  01/01/2007    to  12/31/2007        7.818713          7.892126        73,224.2320
  01/01/2008    to  12/31/2008        7.892126          4.747779        90,722.1279
============   ==== ==========       =========         =========       ============
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
  11/07/2005    to  12/31/2005       10.247456         10.627269             0.0000
  01/01/2006    to  12/31/2006       10.627269         11.180916         8,162.3687
  01/01/2007    to  12/31/2007       11.180916         10.383877        23,469.5053
  01/01/2008    to  12/31/2008       10.383877          4.651552        43,034.6641
============   ==== ==========       =========         =========       ============
 LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006        9.988932         10.346428         1,394.2350
  01/01/2007    to  12/31/2007       10.346428         13.056584        40,436.2931
  01/01/2008    to  12/31/2008       13.056584          7.827887        50,416.4949
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       14.697264         16.114631        22,368.8470
  01/01/2004    to  12/31/2004       16.114631         17.204948        57,846.7109
  01/01/2005    to  12/31/2005       17.204948         17.236958        64,115.2188
  01/01/2006    to  12/31/2006       17.236958         18.571397        67,543.0854
  01/01/2007    to  12/31/2007       18.571397         19.530893        78,702.6942
  01/01/2008    to  12/31/2008       19.530893         15.691614        79,041.7479
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       34.555426         43.114082         8,858.7271
  01/01/2004    to  12/31/2004       43.114082         47.937816        19,815.5006
  01/01/2005    to  12/31/2005       47.937816         48.925372        25,855.7185
  01/01/2006    to  12/31/2006       48.925372         56.884355        31,167.4647
  01/01/2007    to  12/31/2007       56.884355         58.235221        40,242.1825
  01/01/2008    to  12/31/2008       58.235221         36.597630        36,745.9805
============   ==== ==========       =========         =========        ===========
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008       25.455881         16.783283         6,321.8007
============   ==== ==========       =========         =========        ===========
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.707674         11.610242         3,910.1492
  01/01/2004    to  12/31/2004       11.610242         12.197049        28,881.6253
  01/01/2005    to  12/31/2005       12.197049         13.035149        35,121.4030
  01/01/2006    to  12/31/2006       13.035149         14.692143        40,863.1766
  01/01/2007    to  12/31/2007       14.692143         16.106871        53,558.2345
  01/01/2008    to  12/31/2008       16.106871          9.741028        58,364.8675
============   ==== ==========       =========         =========        ===========
 MET/FRANKLIN MUTUAL SHARES SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998575          6.604697         7,228.7271
============   ==== ==========       =========         =========        ===========
 MET/FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998575          7.038489        71,249.6353
============   ==== ==========       =========         =========        ===========
 MET/PUTNAM RESEARCH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        6.425734          7.727655         2,435.0757
  01/01/2004    to  11/19/2004        7.727655          7.945595         9,937.7990
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006        9.988932         10.485576         1,634.6094
  01/01/2007    to  12/31/2007       10.485576         14.139404        33,716.8278
  01/01/2008    to  12/31/2008       14.139404          6.206168        63,514.2044
============   ==== ==========       =========         =========        ===========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        7.334391          9.497588         8,656.8333
  01/01/2004    to  12/31/2004        9.497588         11.208267        42,372.8417
  01/01/2005    to  12/31/2005       11.208267         12.880848        61,273.2139
  01/01/2006    to  12/31/2006       12.880848         16.092474        92,317.2322
  01/01/2007    to  12/31/2007       16.092474         17.994629       118,410.0148
  01/01/2008    to  12/31/2008       17.994629         10.236813       166,283.7362
============   ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        6.545686          7.969640        83,749.7423
  01/01/2004    to  12/31/2004        7.969640          8.370190       146,378.6929
  01/01/2005    to  12/31/2005        8.370190          8.651885       157,556.5445
  01/01/2006    to  12/31/2006        8.651885          9.190873       178,476.3395
  01/01/2007    to  12/31/2007        9.190873         10.367771       242,119.3956
  01/01/2008    to  12/31/2008       10.367771          5.532204       235,940.8881
============   ==== ==========       =========         =========       ============
 PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       10.000000         10.442908        24,338.3364
  01/01/2004    to  12/31/2004       10.442908         11.236502        72,996.7042
  01/01/2005    to  12/31/2005       11.236502         11.245632       100,686.0882
  01/01/2006    to  12/31/2006       11.245632         11.143728       118,898.2402
  01/01/2007    to  12/31/2007       11.143728         12.186705       129,975.3977
  01/01/2008    to  12/31/2008       12.186705         11.200179       188,103.5792
============   ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       11.613154         11.687477        25,260.2110
  01/01/2004    to  12/31/2004       11.687477         12.110712        56,067.7304
  01/01/2005    to  12/31/2005       12.110712         12.223413        86,336.1715
  01/01/2006    to  12/31/2006       12.223413         12.611070       148,756.4576
  01/01/2007    to  12/31/2007       12.611070         13.388910       179,567.8656
  01/01/2008    to  12/31/2008       13.388910         13.269677       203,092.0821
============   ==== ==========       =========         =========       ============
 RAINIER LARGE CAP EQUITY SUB-ACCOUNT (CLASS B)
  11/12/2007    to  12/31/2007        9.565877          9.985542           773.4788
  01/01/2008    to  12/31/2008        9.985542          5.735714        50,674.7421
============   ==== ==========       =========         =========       ============
 RCM TECHNOLOGY SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        3.305316          4.602892         1,569.9451
  01/01/2004    to  12/31/2004        4.602892          4.347370        17,553.8045
  01/01/2005    to  12/31/2005        4.347370          4.764097        16,682.4138
  01/01/2006    to  12/31/2006        4.764097          4.954155        23,279.3174
  01/01/2007    to  12/31/2007        4.954155          6.431316        55,243.3270
  01/01/2008    to  12/31/2008        6.431316          3.526189        45,681.9182
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
  11/10/2008    to  12/31/2008        8.431507          8.599158         2,182.3586
============   ==== ==========       =========         =========       ============
 SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
  11/10/2008    to  12/31/2008        7.806825          7.883723        21,216.0998
============   ==== ==========       =========         =========       ============
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        4.758231          6.128422        75,363.2122
  01/01/2004    to  12/31/2004        6.128422          7.127233        88,995.1559
  01/01/2005    to  12/31/2005        7.127233          8.064495       112,366.2205
  01/01/2006    to  12/31/2006        8.064495          8.451316       136,354.3460
  01/01/2007    to  12/31/2007        8.451316          9.812864       150,844.7383
  01/01/2008    to  12/31/2008        9.812864          5.835734       177,415.6737
============   ==== ==========       =========         =========       ============
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.471513         11.488494        27,411.8911
  01/01/2004    to  12/31/2004       11.488494         14.345408        50,250.5819
  01/01/2005    to  12/31/2005       14.345408         16.352461        65,297.9291
  01/01/2006    to  12/31/2006       16.352461         18.261325        75,158.9668
  01/01/2007    to  12/31/2007       18.261325         17.479670        96,808.5121
  01/01/2008    to  12/31/2008       17.479670         12.107897       111,764.2505
============   ==== ==========       =========         =========       ============
 TURNER MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.998932         11.122514        12,062.7087
  01/01/2005    to  12/31/2005       11.122514         12.226213        10,064.5912
  01/01/2006    to  12/31/2006       12.226213         12.801545        11,532.7253
  01/01/2007    to  12/31/2007       12.801545         15.686606        30,612.0144
  01/01/2008    to  12/31/2008       15.686606          8.005137        28,798.0228
============   ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.998932         10.482927         2,912.0502
  01/01/2006    to  12/31/2006       10.482927         12.009028        15,618.7333
  01/01/2007    to  12/31/2007       12.009028         11.557695        26,547.6108
  01/01/2008    to  12/31/2008       11.557695          7.311136        39,790.1763
============   ==== ==========       =========         =========       ============
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.982136         10.094014        15,099.6542
  01/01/2006    to  12/31/2006       10.094014         10.417463        66,691.2808
  01/01/2007    to  12/31/2007       10.417463         10.777221       183,973.3062
  01/01/2008    to  12/31/2008       10.777221         10.914141       347,310.4572
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - MONEY MARKET SUB-ACCOUNT (CLASS B))
  05/01/2003    to  12/31/2003       10.096666         10.032199         2,723.3611
  01/01/2004    to  12/31/2004       10.032199          9.965778         3,168.1420
  01/01/2005    to  04/30/2005        9.965778          9.982068             0.0000
============   ==== ==========       =========         =========       ============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  05/01/2003    to  12/31/2003        8.556367         10.781850        62,728.9812
  01/01/2004    to  12/31/2004       10.781850         11.934370       132,380.2910
  01/01/2005    to  12/31/2005       11.934370         12.974739       162,033.6756
  01/01/2006    to  12/31/2006       12.974739         14.652624       195,254.4084
  01/01/2007    to  12/31/2007       14.652624         15.103332       264,485.2949
  01/01/2008    to  12/31/2008       15.103332          9.025430       298,264.5093
============   ==== ==========       =========         =========       ============
 HARRIS OAKMARK FOCUSED VALUE SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       10.939577         13.989331        14,018.1285
  01/01/2004    to  12/31/2004       13.989331         15.141040        22,988.4454
  01/01/2005    to  12/31/2005       15.141040         16.396913        45,483.2326
  01/01/2006    to  12/31/2006       16.396913         18.156026        49,280.7021
  01/01/2007    to  12/31/2007       18.156026         16.652392        53,339.7562
  01/01/2008    to  12/31/2008       16.652392          8.853884        63,794.4237
============   ==== ==========       =========         =========       ============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.069248          9.762009        12,547.3536
  01/01/2004    to  12/31/2004        9.762009         10.496784        43,903.5479
  01/01/2005    to  12/31/2005       10.496784         11.764232        42,383.7329
  01/01/2006    to  12/31/2006       11.764232         11.905780        66,774.7781
  01/01/2007    to  12/31/2007       11.905780         13.089520        99,940.5098
  01/01/2008    to  12/31/2008       13.089520          8.198138       110,891.3827
============   ==== ==========       =========         =========       ============
 MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)
  11/10/2008    to  12/31/2008       10.066059         10.137618         1,080.8225
============   ==== ==========       =========         =========       ============
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.627802         10.460062         3,408.5577
  01/01/2004    to  12/31/2004       10.460062         11.385874        60,786.3628
  01/01/2005    to  12/31/2005       11.385874         11.731023       114,882.0079
  01/01/2006    to  12/31/2006       11.731023         13.338443       118,838.3237
  01/01/2007    to  12/31/2007       13.338443         13.820181       149,627.3899
  01/01/2008    to  12/31/2008       13.820181          8.558483       195,079.5409
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                        1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                          NUMBER OF
                                   ACCUMULATION      ACCUMULATION       ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT           UNITS
                                   BEGINNING OF         END OF         OUTSTANDING AT
                                      PERIOD            PERIOD          END OF PERIOD
                                 ---------------   ---------------   ------------------
 WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       15.969806         15.964032            3,891.1771
  01/01/2006    to  12/31/2006       15.964032         16.375307            6,472.6099
  01/01/2007    to  12/31/2007       16.375307         16.814588            8,955.6562
  01/01/2008    to  12/31/2008       16.814588         16.508505           14,050.0973
============   ==== ==========       =========         =========        ==============
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.303038         10.693251           20,810.8803
  01/01/2005    to  12/31/2005       10.693251         11.651175          165,431.3850
  01/01/2006    to  12/31/2006       11.651175         13.070727          285,957.5428
  01/01/2007    to  12/31/2007       13.070727         13.273444          425,753.6836
  01/01/2008    to  12/31/2008       13.273444          7.754319          449,895.1369
============   ==== ==========       =========         =========        ==============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.103167         10.397106          118,310.5240
  01/01/2005    to  12/31/2005       10.397106         10.994107          428,492.8960
  01/01/2006    to  12/31/2006       10.994107         12.152378        1,224,571.3236
  01/01/2007    to  12/31/2007       12.152378         12.580234        2,043,271.4179
  01/01/2008    to  12/31/2008       12.580234          8.451645        2,304,854.7788
============   ==== ==========       =========         =========        ==============
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004        9.943271         10.113107                0.0000
  01/01/2005    to  12/31/2005       10.113107         10.430055           64,493.7474
  01/01/2006    to  12/31/2006       10.430055         11.183762          100,366.6768
  01/01/2007    to  12/31/2007       11.183762         11.691964          270,552.0144
  01/01/2008    to  12/31/2008       11.691964          9.157310          465,666.9282
============   ==== ==========       =========         =========        ==============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.243077         10.608115           66,044.4028
  01/01/2005    to  12/31/2005       10.608115         11.426958          380,269.3940
  01/01/2006    to  12/31/2006       11.426958         12.813215          724,717.2599
  01/01/2007    to  12/31/2007       12.813215         13.241565        1,178,078.6289
  01/01/2008    to  12/31/2008       13.241565          8.120740        1,475,340.1023
============   ==== ==========       =========         =========        ==============
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.013225         10.233375           52,379.0902
  01/01/2005    to  12/31/2005       10.233375         10.688727          250,466.8735
  01/01/2006    to  12/31/2006       10.688727         11.630632          563,015.5831
  01/01/2007    to  12/31/2007       11.630632         12.192163          776,469.2050
  01/01/2008    to  12/31/2008       12.192163          8.854726          958,970.3076
============   ==== ==========       =========         =========        ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

CHART 2





                        1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                         NUMBER OF
                                   ACCUMULATION      ACCUMULATION       ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT          UNITS
                                   BEGINNING OF         END OF         OUTSTANDING AT
                                      PERIOD            PERIOD         END OF PERIOD
                                 ---------------   ---------------   -----------------
 MET INVESTORS SERIES TRUST
 AMERICAN FUNDS BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
  04/28/2008    to  12/31/2008       10.008356          7.006834         227,805.8978
============   ==== ==========       =========         =========         ============
 AMERICAN FUNDS BOND SUB-ACCOUNT (CLASS C)
  04/28/2008    to  12/31/2008       10.038355          8.946214          16,425.6302
============   ==== ==========       =========         =========         ============
 AMERICAN FUNDS GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
  04/28/2008    to  12/31/2008        9.998356          6.355426         317,606.7543
============   ==== ==========       =========         =========         ============
 AMERICAN FUNDS GROWTH SUB-ACCOUNT (CLASS C)
  04/28/2008    to  12/31/2008        9.988357          5.755706          42,787.4628
============   ==== ==========       =========         =========         ============
 AMERICAN FUNDS INTERNATIONAL SUB-ACCOUNT (CLASS C)
  04/28/2008    to  12/31/2008       10.088353          6.050764          10,702.3783
============   ==== ==========       =========         =========         ============
 AMERICAN FUNDS MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
  04/28/2008    to  12/31/2008       10.018355          7.680087          84,288.7502
============   ==== ==========       =========         =========         ============
 BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008       16.618242         12.423319              71.4584
============   ==== ==========       =========         =========         ============
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.998767         12.825046          31,900.2555
  01/01/2005    to  12/31/2005       12.825046         14.313282          36,094.3837
  01/01/2006    to  12/31/2006       14.313282         19.400065          44,060.5876
  01/01/2007    to  12/31/2007       19.400065         16.241955          66,008.0901
  01/01/2008    to  12/31/2008       16.241955          9.331819          77,571.5972
============   ==== ==========       =========         =========         ============
 GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.998767         11.963775          38,424.4958
  01/01/2005    to  12/31/2005       11.963775         13.263723          65,359.3956
  01/01/2006    to  12/31/2006       13.263723         15.117186          83,570.9642
  01/01/2007    to  12/31/2007       15.117186         15.352009         111,020.3241
  01/01/2008    to  12/31/2008       15.352009          9.667069         108,612.2272
============   ==== ==========       =========         =========         ============
 HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.751972         11.747643          34,157.1560
  01/01/2004    to  12/31/2004       11.747643         13.947450         147,792.8311
  01/01/2005    to  12/31/2005       13.947450         15.696557         151,577.8434
  01/01/2006    to  12/31/2006       15.696557         19.924541         164,186.7947
  01/01/2007    to  12/31/2007       19.924541         19.406759         206,033.6484
  01/01/2008    to  12/31/2008       19.406759         11.301010         226,891.2268
============   ==== ==========       =========         =========         ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        9.728989         12.018475        19,336.0705
  01/01/2004    to  12/31/2004       12.018475         13.544176        30,809.3628
  01/01/2005    to  12/31/2005       13.544176         14.418376        37,955.7097
  01/01/2006    to  12/31/2006       14.418376         16.288783        40,192.4809
  01/01/2007    to  12/31/2007       16.288783         15.610081        47,070.8195
  01/01/2008    to  12/31/2008       15.610081          9.487441        44,395.7086
============   ==== ==========       =========         =========       ============
 LEGG MASON PARTNERS AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        5.505944          6.708323        44,014.3676
  01/01/2004    to  12/31/2004        6.708323          7.165960       153,692.0100
  01/01/2005    to  12/31/2005        7.165960          8.017990       124,795.4756
  01/01/2006    to  12/31/2006        8.017990          7.761627       138,111.2617
  01/01/2007    to  12/31/2007        7.761627          7.818763       140,150.2370
  01/01/2008    to  12/31/2008        7.818763          4.694194       141,563.6938
============   ==== ==========       =========         =========       ============
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
  11/07/2005    to  12/31/2005       10.247064         10.623775             0.0000
  01/01/2006    to  12/31/2006       10.623775         11.154963         6,473.6585
  01/01/2007    to  12/31/2007       11.154963         10.338948        12,925.1800
  01/01/2008    to  12/31/2008       10.338948          4.622100        59,453.2090
============   ==== ==========       =========         =========       ============
 LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006        9.988767         10.332542           592.1057
  01/01/2007    to  12/31/2007       10.332542         13.012885         8,473.0687
  01/01/2008    to  12/31/2008       13.012885          7.786017        34,977.8842
============   ==== ==========       =========         =========       ============
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       14.697264         16.093112        28,403.8512
  01/01/2004    to  12/31/2004       16.093112         17.147561        88,505.9689
  01/01/2005    to  12/31/2005       17.147561         17.145239        87,046.3647
  01/01/2006    to  12/31/2006       17.145239         18.435781        83,371.9884
  01/01/2007    to  12/31/2007       18.435781         19.349333        92,415.1066
  01/01/2008    to  12/31/2008       19.349333         15.514573        79,989.7354
============   ==== ==========       =========         =========       ============
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       34.555426         43.056580        20,314.9286
  01/01/2004    to  12/31/2004       43.056580         47.778007        62,237.9798
  01/01/2005    to  12/31/2005       47.778007         48.665131        69,251.9959
  01/01/2006    to  12/31/2006       48.665131         56.469091        67,619.1876
  01/01/2007    to  12/31/2007       56.469091         57.693957        69,572.3149
  01/01/2008    to  12/31/2008       57.693957         36.184576        72,885.7020
============   ==== ==========       =========         =========       ============
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008       24.917286         16.405880        24,845.0304
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.707674         11.594771        18,168.9416
  01/01/2004    to  12/31/2004       11.594771         12.156391        87,057.4608
  01/01/2005    to  12/31/2005       12.156391         12.965826        87,535.3799
  01/01/2006    to  12/31/2006       12.965826         14.584886        94,251.6135
  01/01/2007    to  12/31/2007       14.584886         15.957165       100,872.0035
  01/01/2008    to  12/31/2008       15.957165          9.631096       115,082.7236
============   ==== ==========       =========         =========       ============
 MET/FRANKLIN MUTUAL SHARES SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998356          6.595589         1,752.5623
============   ==== ==========       =========         =========       ============
 MET/FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998356          7.028791        61,932.1385
============   ==== ==========       =========         =========       ============
 MET/PUTNAM RESEARCH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        6.425734          7.717350         4,144.2426
  01/01/2004    to  11/19/2004        7.717350          7.920970        12,969.9830
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006        9.988767         10.471493        11,356.7826
  01/01/2007    to  12/31/2007       10.471493         14.092068        35,689.9479
  01/01/2008    to  12/31/2008       14.092068          6.172943        97,745.4645
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        7.334391          9.484912        13,469.2995
  01/01/2004    to  12/31/2004        9.484912         11.170897        91,186.4513
  01/01/2005    to  12/31/2005       11.170897         12.812338        92,350.3609
  01/01/2006    to  12/31/2006       12.812338         15.975005       126,791.4926
  01/01/2007    to  12/31/2007       15.975005         17.827392       155,788.0228
  01/01/2008    to  12/31/2008       17.827392         10.121297       160,118.7044
============   ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        6.545686          7.959003        79,052.3023
  01/01/2004    to  12/31/2004        7.959003          8.342276       214,788.6867
  01/01/2005    to  12/31/2005        8.342276          8.605857       225,658.2476
  01/01/2006    to  12/31/2006        8.605857          9.123759       222,447.0904
  01/01/2007    to  12/31/2007        9.123759         10.271393       244,378.9766
  01/01/2008    to  12/31/2008       10.271393          5.469755       257,684.7169
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       10.000000         10.428951        47,436.4746
  01/01/2004    to  12/31/2004       10.428951         11.199010       150,730.7460
  01/01/2005    to  12/31/2005       11.199010         11.185776       165,899.9470
  01/01/2006    to  12/31/2006       11.185776         11.062326       174,260.1504
  01/01/2007    to  12/31/2007       11.062326         12.073393       194,876.7961
  01/01/2008    to  12/31/2008       12.073393         11.073801       187,577.9116
============   ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       11.613154         11.671860        33,732.9188
  01/01/2004    to  12/31/2004       11.671860         12.070302        88,280.1840
  01/01/2005    to  12/31/2005       12.070302         12.158353       112,896.2008
  01/01/2006    to  12/31/2006       12.158353         12.518956       142,459.0355
  01/01/2007    to  12/31/2007       12.518956         13.264424       198,079.6793
  01/01/2008    to  12/31/2008       13.264424         13.119967       199,974.9468
============   ==== ==========       =========         =========       ============
 RAINIER LARGE CAP EQUITY SUB-ACCOUNT (CLASS B)
  11/12/2007    to  12/31/2007        9.565243          9.982197             0.0000
  01/01/2008    to  12/31/2008        9.982197          5.722267         7,228.7907
============   ==== ==========       =========         =========       ============
 RCM TECHNOLOGY SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        3.305316          4.596762        19,989.9653
  01/01/2004    to  12/31/2004        4.596762          4.332878        84,263.8943
  01/01/2005    to  12/31/2005        4.332878          4.738761        72,898.1809
  01/01/2006    to  12/31/2006        4.738761          4.917987        81,708.4812
  01/01/2007    to  12/31/2007        4.917987          6.371552        85,215.1092
  01/01/2008    to  12/31/2008        6.371552          3.486398        88,745.1986
============   ==== ==========       =========         =========       ============
 SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
  11/10/2008    to  12/31/2008        8.379115          8.543334       139,094.7032
============   ==== ==========       =========         =========       ============
 SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
  11/10/2008    to  12/31/2008        7.758305          7.832534       147,542.5671
============   ==== ==========       =========         =========       ============
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        4.758231          6.120250        49,107.4546
  01/01/2004    to  12/31/2004        6.120250          7.103474        89,562.8713
  01/01/2005    to  12/31/2005        7.103474          8.021608       145,907.9142
  01/01/2006    to  12/31/2006        8.021608          8.389616       195,982.7087
  01/01/2007    to  12/31/2007        8.389616          9.721661       218,218.7578
  01/01/2008    to  12/31/2008        9.721661          5.769878       236,074.1538
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.471513         11.473181        28,200.5254
  01/01/2004    to  12/31/2004       11.473181         14.297607       107,238.2308
  01/01/2005    to  12/31/2005       14.297607         16.265528       112,731.6390
  01/01/2006    to  12/31/2006       16.265528         18.128055       137,269.6314
  01/01/2007    to  12/31/2007       18.128055         17.317227       163,277.8344
  01/01/2008    to  12/31/2008       17.317227         11.971285       148,374.3900
============   ==== ==========       =========         =========       ============
 TURNER MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.998767         11.107592        38,192.4908
  01/01/2005    to  12/31/2005       11.107592         12.185496        38,147.0075
  01/01/2006    to  12/31/2006       12.185496         12.733479        39,626.0021
  01/01/2007    to  12/31/2007       12.733479         15.571869        44,117.9935
  01/01/2008    to  12/31/2008       15.571869          7.930605        46,147.3238
============   ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.998767         10.468869        16,065.7439
  01/01/2006    to  12/31/2006       10.468869         11.969030        52,431.1324
  01/01/2007    to  12/31/2007       11.969030         11.496053        70,659.2493
  01/01/2008    to  12/31/2008       11.496053          7.257528        89,198.0540
============   ==== ==========       =========         =========       ============
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.942177         10.040284       123,613.0101
  01/01/2006    to  12/31/2006       10.040284         10.341366       170,795.4661
  01/01/2007    to  12/31/2007       10.341366         10.677005       196,986.0939
  01/01/2008    to  12/31/2008       10.677005         10.790988       398,863.2972
============   ==== ==========       =========         =========       ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - MONEY MARKET SUB-ACCOUNT (CLASS B))
  05/01/2003    to  12/31/2003       10.096666         10.018792        11,649.1301
  01/01/2004    to  12/31/2004       10.018792          9.932521        47,476.6178
  01/01/2005    to  04/30/2005        9.932521          9.942272             0.0000
============   ==== ==========       =========         =========       ============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  05/01/2003    to  12/31/2003        8.556367         10.767472        42,281.5178
  01/01/2004    to  12/31/2004       10.767472         11.894586       247,828.3455
  01/01/2005    to  12/31/2005       11.894586         12.905737       268,725.8698
  01/01/2006    to  12/31/2006       12.905737         14.545670       340,554.1167
  01/01/2007    to  12/31/2007       14.545670         14.962968       390,532.7758
  01/01/2008    to  12/31/2008       14.962968          8.923576       406,873.3262
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 HARRIS OAKMARK FOCUSED VALUE SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       10.939577         13.970674        30,219.0579
  01/01/2004    to  12/31/2004       13.970674         15.090555        87,539.3227
  01/01/2005    to  12/31/2005       15.090555         16.309697        93,414.3743
  01/01/2006    to  12/31/2006       16.309697         18.023482        95,989.4510
  01/01/2007    to  12/31/2007       18.023482         16.497600        98,022.2986
  01/01/2008    to  12/31/2008       16.497600          8.753944       105,764.1847
============   ==== ==========       =========         =========       ============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.069248          9.748996        29,795.5290
  01/01/2004    to  12/31/2004        9.748996         10.461794       114,553.0550
  01/01/2005    to  12/31/2005       10.461794         11.701673       116,727.5317
  01/01/2006    to  12/31/2006       11.701673         11.818868       134,257.3777
  01/01/2007    to  12/31/2007       11.818868         12.967866       181,950.5615
  01/01/2008    to  12/31/2008       12.967866          8.105624       193,175.2384
============   ==== ==========       =========         =========       ============
 MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)
  11/10/2008    to  12/31/2008       10.065452         10.134178             0.0000
============   ==== ==========       =========         =========       ============
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003        8.627802         10.446114        13,962.6771
  01/01/2004    to  12/31/2004       10.446114         11.347920        50,060.8226
  01/01/2005    to  12/31/2005       11.347920         11.668631        99,010.5169
  01/01/2006    to  12/31/2006       11.668631         13.241076       123,177.4344
  01/01/2007    to  12/31/2007       13.241076         13.691738       241,990.0404
  01/01/2008    to  12/31/2008       13.691738          8.461905       315,318.7285
============   ==== ==========       =========         =========       ============
 WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       15.637653         15.611281           830.9275
  01/01/2006    to  12/31/2006       15.611281         15.981559        10,983.5009
  01/01/2007    to  12/31/2007       15.981559         16.377312        36,161.0089
  01/01/2008    to  12/31/2008       16.377312         16.046974        54,953.7764
============   ==== ==========       =========         =========       ============
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.301967         10.689858        58,923.6848
  01/01/2005    to  12/31/2005       10.689858         11.624285       357,153.5037
  01/01/2006    to  12/31/2006       11.624285         13.014582       443,952.7953
  01/01/2007    to  12/31/2007       13.014582         13.189874       593,616.3660
  01/01/2008    to  12/31/2008       13.189874          7.690011       622,653.6439
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                        1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                          NUMBER OF
                                   ACCUMULATION      ACCUMULATION       ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT           UNITS
                                   BEGINNING OF         END OF         OUTSTANDING AT
                                      PERIOD            PERIOD          END OF PERIOD
                                 ---------------   ---------------   ------------------
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.102117         10.393805           99,788.8796
  01/01/2005    to  12/31/2005       10.393805         10.968727          848,466.6598
  01/01/2006    to  12/31/2006       10.968727         12.100171        1,643,377.1230
  01/01/2007    to  12/31/2007       12.100171         12.501027        2,379,127.8721
  01/01/2008    to  12/31/2008       12.501027          8.381568        2,364,615.5282
============   ==== ==========       =========         =========        ==============
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004        9.942236         10.109895            5,486.0949
  01/01/2005    to  12/31/2005       10.109895         10.405971           32,120.5731
  01/01/2006    to  12/31/2006       10.405971         11.135709           67,208.8493
  01/01/2007    to  12/31/2007       11.135709         11.618345          127,518.6747
  01/01/2008    to  12/31/2008       11.618345          9.081397          357,332.0672
============   ==== ==========       =========         =========        ==============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.242012         10.604748          263,501.9373
  01/01/2005    to  12/31/2005       10.604748         11.400582          885,719.6276
  01/01/2006    to  12/31/2006       11.400582         12.758172        1,646,645.3112
  01/01/2007    to  12/31/2007       12.758172         13.158195        2,225,962.3689
  01/01/2008    to  12/31/2008       13.158195          8.053398        2,489,592.1260
============   ==== ==========       =========         =========        ==============
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.012183         10.230125           42,827.9432
  01/01/2005    to  12/31/2005       10.230125         10.664048          238,240.1038
  01/01/2006    to  12/31/2006       10.664048         11.580662          925,507.1147
  01/01/2007    to  12/31/2007       11.580662         12.115397        1,358,979.5108
  01/01/2008    to  12/31/2008       12.115397          8.781314        1,406,550.5430
============   ==== ==========       =========         =========        ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

DISCONTINUED INVESTMENT PORTFOLIOS. The following investment portfolios are no longer available for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): (a) Met Investors Series Trust: Oppenheimer Capital Appreciation Portfolio (Class B) (closed effective November 12, 2007); and (b) Met Investors Series Trust: Goldman Sachs Mid Cap Value Portfolio (Class B) (closed effective April 28, 2008).



YOU SHOULD READ THE PROSPECTUSES FOR THESE DISCONTINUED INVESTMENT PORTFOLIOS FOR MORE INFORMATION ON FEES, CHARGES, INVESTMENT OBJECTIVES AND RISKS. A COPY OF THE FUND PROSPECTUSES HAS PREVIOUSLY BEEN PROVIDED TO YOU.

APPENDIX B

PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.


MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS C)



Met Investors Series Trust is managed by MetLife Advisers, LLC, which is an affiliate of First MetLife Investors. (Met Investors Advisory, LLC, the former investment manager of Met Investors Series Trust, merged into MetLife Advisers, LLC on May 1, 2009.) Met Investors Series Trust is a mutual fund with multiple portfolios. The following Class B or, as noted, Class C portfolios are available under the contract:



AMERICAN FUNDS BOND PORTFOLIO (CLASS C)


SUBADVISER: Capital Research and Management Company


INVESTMENT OBJECTIVE: The American Funds Bond Portfolio seeks to maximize current income and preserve capital.


AMERICAN FUNDS GROWTH PORTFOLIO (CLASS C)


SUBADVISER: Capital Research and Management Company


INVESTMENT OBJECTIVE: The American Funds Growth Portfolio seeks to achieve growth of capital.


AMERICAN FUNDS INTERNATIONAL PORTFOLIO (CLASS C)


SUBADVISER: Capital Research and Management Company


INVESTMENT OBJECTIVE: The American Funds International Portfolio seeks to achieve growth of capital.


BLACKROCK HIGH YIELD PORTFOLIO


SUBADVISER: BlackRock Financial Management, Inc.


INVESTMENT OBJECTIVE: The BlackRock High Yield Portfolio seeks to maximize total return, consistent with income generation and prudent investment management.



CLARION GLOBAL REAL ESTATE PORTFOLIO


SUBADVISER: ING Clarion Real Estate Securities L.P.



INVESTMENT OBJECTIVE: The Clarion Global Real Estate Portfolio seeks to provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.


HARRIS OAKMARK INTERNATIONAL PORTFOLIO


SUBADVISER: Harris Associates L.P.


INVESTMENT OBJECTIVE: The Harris Oakmark International Portfolio seeks long-term capital appreciation.


LAZARD MID CAP PORTFOLIO


SUBADVISER: Lazard Asset Management LLC


INVESTMENT OBJECTIVE: The Lazard Mid-Cap Portfolio seeks long-term growth of capital.


LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO


SUBADVISER: ClearBridge Advisors, LLC


INVESTMENT OBJECTIVE: The Legg Mason Partners Aggressive Growth Portfolio seeks capital appreciation.


LEGG MASON VALUE EQUITY PORTFOLIO


SUBADVISER: Legg Mason Capital Management, Inc.


INVESTMENT OBJECTIVE: The Legg Mason Value Equity Portfolio seeks long-term growth of capital.


LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO


SUBADVISER: Loomis, Sayles & Company, L.P.


INVESTMENT OBJECTIVE: The Loomis Sayles Global Markets Portfolio seeks high total investment return through a combination of capital appreciation and income.

LORD ABBETT BOND DEBENTURE PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Bond Debenture Portfolio seeks high current income and the opportunity for capital appreciation to produce a high total return.


LORD ABBETT GROWTH AND INCOME PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income without excessive fluctuations in market value.


LORD ABBETT MID CAP VALUE PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Mid Cap Value Portfolio seeks capital appreciation through investments primarily in equity securities which are believed to be undervalued in the marketplace.


MET/AIM SMALL CAP GROWTH PORTFOLIO


SUBADVISER: Invesco Aim Capital Management, Inc.


INVESTMENT OBJECTIVE: The Met/AIM Small Cap Growth Portfolio seeks long-term growth of capital.


MET/FRANKLIN MUTUAL SHARES PORTFOLIO


SUBADVISER: Franklin Mutual Advisers, LLC


INVESTMENT OBJECTIVE: The Met/Franklin Mutual Shares Portfolio seeks capital appreciation, which may occasionally be short-term. The portfolio's secondary investment objective is income.



MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO*+


SUBADVISER: Franklin Advisers, Inc.


INVESTMENT OBJECTIVE: The Met/Templeton International Bond Portfolio seeks current income with capital appreciation and growth of income.



MFS (Reg. TM) EMERGING MARKETS EQUITY PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Emerging Markets Equity Portfolio seeks capital appreciation.


MFS (Reg. TM) RESEARCH INTERNATIONAL PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Research International Portfolio seeks capital appreciation.


PIMCO INFLATION PROTECTED BOND PORTFOLIO


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Inflation Protected Bond Portfolio seeks to provide maximum real return, consistent with preservation of capital and prudent investment management.


PIMCO TOTAL RETURN PORTFOLIO


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Total Return Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.



PIONEER FUND PORTFOLIO+


SUBADVISER: Pioneer Investment Management, Inc.


INVESTMENT OBJECTIVE: The Pioneer Fund Portfolio seeks reasonable income and capital growth.



RAINIER LARGE CAP EQUITY PORTFOLIO


SUBADVISER: Rainier Investment Management, Inc.


INVESTMENT OBJECTIVE: The Rainier Large Cap Equity Portfolio seeks to maximize long-term capital appreciation.


RCM TECHNOLOGY PORTFOLIO


SUBADVISER: RCM Capital Management LLC


INVESTMENT OBJECTIVE: The RCM Technology Portfolio seeks capital appreciation; no consideration is given to income.


T. ROWE PRICE MID CAP GROWTH PORTFOLIO


SUBADVISER: T. Rowe Price Associates, Inc.


INVESTMENT OBJECTIVE: The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term growth of capital.


THIRD AVENUE SMALL CAP VALUE PORTFOLIO


SUBADVISER: Third Avenue Management LLC


INVESTMENT OBJECTIVE: The Third Avenue Small Cap Value Portfolio seeks long-term capital appreciation.


TURNER MID CAP GROWTH PORTFOLIO


SUBADVISER: Turner Investment Partners, Inc.


INVESTMENT OBJECTIVE: The Turner Mid-Cap Growth Portfolio seeks capital appreciation.

VAN KAMPEN COMSTOCK PORTFOLIO


SUBADVISER: Morgan Stanley Investment Management, Inc., doing business as Van Kampen


INVESTMENT OBJECTIVE: The Van Kampen Comstock Portfolio seeks capital growth and income.



*This portfolio is only available for investment if certain optional riders are elected. (See "Purchase - Investment Allocation Restrictions for Certain Riders.")


+These portfolios are not available for investment prior to May 4, 2009.


METROPOLITAN SERIES FUND, INC.


Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. The following portfolios are available under the contract:


BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO (CLASS G)+


SUBADVISER: MetLife Investment Advisors Company, LLC


INVESTMENT OBJECTIVE: The Barclays Capital Aggregate Bond Index Portfolio seeks to equal the performance of the Barclays Capital U.S. Aggregate Bond Index.


BLACKROCK MONEY MARKET PORTFOLIO (CLASS B)


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital.


An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.


During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.



DAVIS VENTURE VALUE PORTFOLIO (CLASS E)



SUBADVISER: Davis Selected Advisers, L.P. Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers - NY, Inc., a wholly-owned subsidiary.



INVESTMENT OBJECTIVE: The Davis Venture Value Portfolio seeks growth of capital.



JENNISON GROWTH PORTFOLIO (CLASS B)


SUBADVISER: Jennison Associates LLC


INVESTMENT OBJECTIVE: The Jennison Growth Portfolio seeks long-term growth of capital.


MET/ARTISAN MID CAP VALUE PORTFOLIO (CLASS B) (formerly Harris Oakmark Focused Value Portfolio)


SUBADVISER: Artisan Partners Limited Partnership (formerly Harris Associates
L.P.)


INVESTMENT OBJECTIVE: The Met/Artisan Mid Cap Value Portfolio seeks long-term capital appreciation.


MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY PORTFOLIO (CLASS B)


SUBADVISER: Dimensional Fund Advisors LP


INVESTMENT OBJECTIVE: The Met/Dimensional International Small Company Portfolio seeks long-term capital appreciation.


METLIFE MID CAP STOCK INDEX PORTFOLIO (CLASS G)+



SUBADVISER: MetLife Investment Advisors Company, LLC



INVESTMENT OBJECTIVE: The MetLife Mid Cap Stock Index Portfolio seeks to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index.

METLIFE STOCK INDEX PORTFOLIO (CLASS B)


SUBADVISER: MetLife Investment Advisors Company, LLC


INVESTMENT OBJECTIVE: The MetLife Stock Index Portfolio seeks to equal the performance of the Standard & Poor's 500 (Reg. TM) Composite Stock Price Index.



MORGAN STANLEY EAFE (Reg. TM) INDEX PORTFOLIO (CLASS G)+


SUBADVISER: MetLife Investment Advisors Company, LLC


INVESTMENT OBJECTIVE: The Morgan Stanley EAFE (Reg. TM) Index Portfolio seeks to equal the performance of the MSCI EAFE Index.


RUSSELL 2000 (Reg. TM) INDEX PORTFOLIO (CLASS G)+


SUBADVISER: MetLife Investment Advisors Company, LLC


INVESTMENT OBJECTIVE: The Russell 2000 (Reg. TM) Index Portfolio seeks to equal the return of the Russell 2000 (Reg. TM) Index.


VAN ECK GLOBAL NATURAL RESOURCES PORTFOLIO (CLASS B)*+


SUBADVISER: Van Eck Associates Corporation


INVESTMENT OBJECTIVE: The Van Eck Global Natural Resources Portfolio seeks long-term capital appreciation with income as a secondary consideration.


WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO (CLASS B)


SUBADVISER: Western Asset Management Company



INVESTMENT OBJECTIVE: The Western Asset Management U.S. Government Portfolio seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.



*This portfolio is only available for investment if certain optional riders are elected. (See "Purchase - Investment Allocation Restrictions for Certain Riders.")


+These portfolios are not available for investment prior to May 4, 2009.



MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)



In addition to the Met Investors Series Trust Portfolios listed above, the following Class B portfolios managed by MetLife Advisers, LLC are available under the contract:



METLIFE DEFENSIVE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Defensive Strategy Portfolio seeks to provide a high level of current income with growth of capital, a secondary objective.


METLIFE MODERATE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Moderate Strategy Portfolio seeks to provide a high total return in the form of income and growth of capital, with a greater emphasis on income.


METLIFE BALANCED STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Balanced Strategy Portfolio seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.


METLIFE GROWTH STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Growth Strategy Portfolio seeks to provide growth of capital.


METLIFE AGGRESSIVE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Aggressive Strategy Portfolio seeks to provide growth of capital.

MET INVESTORS SERIES TRUST - AMERICAN FUNDS ASSET ALLOCATION PORTFOLIOS (CLASS
C)



In addition to the Met Investors Series Trust portfolios listed above, the following Class C portfolios managed by MetLife Advisers, LLC are also available under the contract:



AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO


INVESTMENT OBJECTIVE: The American Funds Moderate Allocation Portfolio seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.


AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO


INVESTMENT OBJECTIVE: The American Funds Balanced Allocation Portfolio seeks a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.


AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO


INVESTMENT OBJECTIVE: The American Funds Growth Allocation Portfolio seeks growth of capital.


MET INVESTORS SERIES TRUST - FRANKLIN TEMPLETON ASSET ALLOCATION PORTFOLIO (CLASS B)



In addition to the Met Investors Series Trust portfolios listed above, the following Class B portfolio managed by MetLife Advisers, LLC is also available under the contract:



MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The Met/Franklin Templeton Founding Strategy Portfolio primarily seeks capital appreciation and secondarily seeks income.



MET INVESTORS SERIES TRUST - SSGA ETF PORTFOLIOS (CLASS B)


In addition to the Met Investors Series Trust portfolios listed above, the following Class B portfolios managed by MetLife Advisers, LLC are also available under the contract:


SSGA GROWTH AND INCOME ETF PORTFOLIO


SUBADVISER: SSgA Funds Management, Inc.


INVESTMENT OBJECTIVE: The SSgA Growth and Income ETF Portfolio seeks growth of capital and income.


SSGA GROWTH ETF PORTFOLIO


SUBADVISER: SSgA Funds Management, Inc.


INVESTMENT OBJECTIVE: The SSgA Growth ETF Portfolio seeks growth of capital.

APPENDIX C

EDCA EXAMPLES WITH MULTIPLE PURCHASE PAYMENTS

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be the guaranteed minimum interest rate, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent purchase payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.


6-MONTH EDCA


The following example demonstrates how the 6-month EDCA program operates when multiple purchase payments are allocated to the program. The example assumes that a $12,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 5% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:



Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 4th month, a second purchase payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is credited with a 4% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.




                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1            $12,000             $2,000           $10,000          $10,000
    2                                $2,000           $ 8,041          $ 8,041
    3                                $2,000           $ 6,074          $ 6,074
    4*           $ 6,000             $3,000           $ 9,098          $ 3,098         $6,000
    5                                $3,000           $ 6,131          $   111         $6,020
    6                                $3,000           $ 3,151                0         $3,151
    7                                $3,000           $   161                0         $  161
    8                                $  162                 0                0              0



* At the beginning of the 4th month, a $6,000 purchase payment is added to the EDCA Account. This amount ($6,000) is allocated to the 2nd Payment Bucket. As described above, this second purchase payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $3,098 in the 1st Payment Bucket ($6,074 (1st Payment Bucket account value from the 3rd month) + $24 (3rd month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $3,098). The total EDCA Account Value at the beginning of the 4th month is $9,098 ($3,098 in the 1st Payment Bucket + $6,000 in the 2nd Payment Bucket = $9,098).

12-MONTH EDCA


The following example demonstrates how the 12-month EDCA program operates when multiple purchase payments are allocated to the program. The example assumes that a $24,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 5% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA account value are accumulated at the EDCA interest rate using the following formula:



Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x


(1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 6th month, a second purchase payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is credited with a 4% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.




                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1      $24,000                   $2,000           $22,000          $22,000
    2                                $2,000           $20,090          $20,090
    3                                $2,000           $18,171          $18,171
    4                                $2,000           $16,246          $16,246
    5                                $2,000           $14,312          $14,312
    6*     $12,000                   $3,000           $23,370          $11,370         $12,000
    7                                $3,000           $20,456          $ 8,416         $12,039
    8                                $3,000           $17,529          $ 5,451         $12,079
    9                                $3,000           $14,591          $ 2,473         $12,118
   10                                $3,000           $11,641                0         $11,641
   11                                $3,000           $ 8,679                0         $ 8,679
   12                                $3,000           $ 5,707                0         $ 5,707
   13                                $3,000           $ 2,726                0         $ 2,726
   14                                $2,735                 0                0               0



* At the beginning of the 6th month, a $12,000 purchase payment is added to the EDCA Account. This amount ($12,000) is allocated to the 2nd Payment Bucket. As described above, this second purchase payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $11,370 in the 1st Payment Bucket ($14,312 (1st Payment Bucket account value from the 5th month) + $58 (5th month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $11,370). The total EDCA Account Value at the beginning of the 6th month is $23,370 ($11,370 in the 1st Payment Bucket + $12,000 in the 2nd Payment Bucket = $23,370).

APPENDIX D

GUARANTEED MINIMUM INCOME BENEFIT PLUS EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit Plus. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALITIES.


(1) WITHDRAWAL ADJUSTMENTS TO ANNUAL INCREASE AMOUNT


    Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of
    ---------------------------------------------------------------------------
      the Annual Increase Amount from the prior contract anniversary
      --------------------------------------------------------------


    Assume the initial purchase payment is $100,000 and the GMIB Plus is selected. Assume that during the first contract year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).


    Proportionate adjustment when withdrawal is greater than 5% of the Annual
    -------------------------------------------------------------------------
      Increase Amount from the prior contract anniversary
      ---------------------------------------------------


    Assume the initial purchase payment is $100,000 and the GMIB Plus is selected. Assume the account value at the first contract anniversary is $100,000. The Annual Increase Amount at the first contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first contract anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the account value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 account value by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 = $94,500). (If
      multiple withdrawals are made during a contract year -

     for example, two $5,000 withdrawals instead of one $10,000 withdrawal - and those withdrawals total more than 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that contract year and there will be no dollar-for-dollar withdrawal adjustment for the contract year.) Assuming no other purchase payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).

     (Based on the date a contract was issued with the GMIB Plus rider, the annual increase rate may be higher than 5%. See "Living Benefits - Guaranteed Income Benefits.")


(2) THE 5% ANNUAL INCREASE AMOUNT


    Example
    -------


    Assume the owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each contract anniversary (through the contract anniversary on or following the owner's 90th birthday, subject to the 270% maximum increase limitation on the Annual Increase Amount). At the tenth contract anniversary, when the owner is age 65, the 5% Annual Increase Amount is $162,889

     ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

    Graphic Example: Determining a value upon which future income payments can
    --------------------------------------------------------------------------
      be based
      --------


    Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your account value fluctuates above and below your initial purchase payment depending on the investment performance of the investment options you selected. Your purchase payments accumulate at the annual increase rate of 5%, until the contract anniversary on or immediately after the contract owner's 90th birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges - "the 5% Annual Increase Amount") is the value upon which future income payments can be based.


[GRAPHIC APPEARS HERE]






    Graphic Example: Determining your guaranteed lifetime income stream
    -------------------------------------------------------------------


    Assume that you decide to annuitize your contract and begin taking annuity payments after 20 years. In this example, your 5% Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 5% Annual Increase Amount will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.



[GRAPHIC APPEARS HERE]






(3) THE HIGHEST ANNIVERSARY VALUE ("HAV")


    Example
    -------


  Assume, as in the example in section (2) above, the owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the account value on the first contract anniversary is $108,000 due to good market performance. Because the account value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the account value ($108,000). Assume the account value on the second contract anniversary is $102,000 due to poor market performance. Because the account value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.


    Assume this process is repeated on each contract anniversary until the tenth contract anniversary, when the account value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the account value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus rider.


    Graphic Example: Determining a value upon which future income payments can
    --------------------------------------------------------------------------
      be based
      --------


    Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each contract anniversary if the account value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the contract anniversary immediately prior to the contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

[GRAPHIC APPEARS HERE]






  Graphic Example: Determining your guaranteed lifetime income stream
  -------------------------------------------------------------------


    Assume that you decide to annuitize your contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the account value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.


[GRAPHIC APPEARS HERE]






(4) PUTTING IT ALL TOGETHER


    Example
    -------


    Continuing the examples in sections (2) and (3) above, assume the owner chooses to exercise the GMIB Plus rider at the tenth contract anniversary and elects a life annuity with 5 years of annuity payments guaranteed. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the income base. The income base of $162,889 is applied to the GMIB Annuity Table. This yields annuity payments of $591 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 70, the income base of $162,889 would yield monthly payments of $673; if the owner were age 75, the income base of $162,889 would yield monthly payments of $785.)


    Assume the owner chooses to exercise the GMIB Plus rider at the 21st contract anniversary and elects a life annuity with 5 years of annuity payments guaranteed. Assume the account value has declined due to poor market performance. The 5% Annual Increase Amount would be limited to the maximum of 270% of the total purchase payments, which equals $270,000. Because the 5% Annual Increase Amount ($270,000) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($270,000) is used as the income base. The income base of $270,000 is applied to the GMIB Annuity Table. This yields annuity payments of $1,345 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 81, the income base of $270,000 would yield monthly payments of $1,607; if the owner were age 86, the income base of $270,000 would yield monthly payments of $1,877.)


    The above example does not take into account the impact of premium and other taxes. As with other pay-out types, the amount you receive as an income payment depends on your age, sex, and the income type you select. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.


    Graphic Example
    ---------------


    Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the contract, you will receive income payments for life and the income bases and the account value will cease to exist. Also, the GMIB Plus may only be exercised no later than the contract anniversary on or following the contract owner's 90th birthday, after a 10 year waiting period, and then only within a 30 day period following the contract anniversary.

[GRAPHIC APPEARS HERE]






    With the GMIB Plus, the income base is applied to special, conservative
      Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the contract is issued. However, if then-current annuity purchase factors applied to the account value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your contract you will receive whatever amount produces the greatest income payment. Therefore, if your account value would provide greater income than would the amount provided under the GMIB Plus, you will have paid for the GMIB Plus although it was never used.


[GRAPHIC APPEARS HERE]







(5) THE GUARANTEED PRINCIPAL OPTION


    Assume your initial purchase payment is $100,000 and no withdrawals are taken. Assume that the account value at the 10th contract anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.


    The effects of exercising the Guaranteed Principal Option are:


    1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the account value 30 days after the 10th contract anniversary bringing the account value back up to $100,000.


    2) The GMIB Plus rider and rider fee terminates as of the date that the adjustment is made to the account value; the variable annuity contract continues.


    3) The GMIB Plus allocation and transfer restrictions terminate as of the date that the adjustment is made to the account value.



[GRAPHIC APPEARS HERE]






    *Withdrawals reduce the original purchase payment (I.E. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.


(6) THE OPTIONAL STEP UP: AUTOMATIC ANNUAL STEP-UP


Assume your initial investment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your account value at the first contract anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic

Annual Step-Up feature prior to the first contract anniversary. Because your account value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


   (1) The 5% Annual Increase Amount automatically resets from $105,000 to $110,000;


   (2) The 10-year waiting period to annuitize the contract under the GMIB Plus is reset to 10 years from the first contract anniversary;


   (3) The GMIB Plus rider charge may be reset to the fee we charge new contract owners for the same GMIB Plus rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your account value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your account value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


   (1) The 5% Annual Increase Amount automatically resets from $115,500 to $120,000;


   (2) The 10-year waiting period to annuitize the contract under the GMIB Plus is reset to 10 years from the second contract anniversary;


   (3) The GMIB Plus rider charge may be reset to the fee we charge new contract owners for the same GMIB Plus rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


Assume your account value increases by $10,000 at each contract anniversary in years three through seven. At each contract anniversary, your account value would exceed the 5% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


The effect of each Optional Step-Up is:


   (1) The 5% Annual Increase Amount automatically resets to the higher account value;


   (2) The 10-year waiting period to annuitize the contract under the GMIB Plus is reset to 10 years from the date of the Optional Step-Up;


   (3) The GMIB Plus rider charge may be reset to the fee we charge new contract owners for the same GMIB Plus rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.


The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your account value at the eighth contract anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your account value is lower than your 5% Annual Increase Amount. However, because the Optional Step-Up has locked in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the contract anniversary on or after your 90th birthday, subject to the 270% maximum increase limitation on the Annual Increase Amount. Also, please note:


   (1) The 10-year waiting period to annuitize the contract under the GMIB Plus remains at the 17th contract anniversary (10 years from the date of the last Optional Step-Up);


   (2) The GMIB Plus rider charge remains at its current level; and

   (3) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


[GRAPHIC APPEARS HERE]

APPENDIX E


GUARANTEED WITHDRAWAL BENEFIT EXAMPLES


The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. (Examples A, B and C are for the Lifetime Withdrawal Guarantee II rider. Examples D through K are for the Enhanced GWB rider.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. The Guaranteed Withdrawal Benefit does not establish or guarantee an account value or minimum return for any investment portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount (under the Lifetime Withdrawal Guarantee II rider) and the Guaranteed Withdrawal Amount and the Benefit Base (under the Enhanced GWB rider) cannot be taken as a lump sum.


A.   Lifetime Withdrawal Guarantee II



     1.   When Withdrawals Do Not Exceed the Annual Benefit Payment



Assume that a contract with the Single Life version of LWG II had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).


Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the account value is reduced to zero.


If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the account value are reduced to zero. (Under the Single Life version of the LWG II rider, if the contract owner makes the first withdrawal on or after the contract anniversary following the date the contract owner reaches age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)


[GRAPHIC APPEARS HERE]








                                     Remaining
Annual                               Guaranteed   Guaranteed
Benefit   Cumulative    Account      Withdrawal   Withdrawal
Payment   Withdrawals   Value        Amount       Amount
$5,000    $5,000        $100,000     $100,000     $100,000
  5,000        10,000      90,250        95,000      100,000
  5,000        15,000    80,987.5        90,000      100,000
  5,000        20,000   72,188.13        85,000      100,000
  5,000        25,000   63,828.72        80,000      100,000
  5,000        30,000   55,887.28        75,000      100,000
  5,000        35,000   48,342.92        70,000      100,000
  5,000        40,000   41,175.77        65,000      100,000
  5,000        45,000   34,366.98        60,000      100,000
  5,000        50,000   27,898.63        55,000      100,000
  5,000        55,000    21,753.7        50,000      100,000
  5,000        60,000   15,916.02        45,000      100,000
  5,000        65,000   10,370.22        40,000      100,000
  5,000        70,000   5,101.706        35,000      100,000
  5,000        75,000    96.62093        30,000      100,000
  5,000        80,000           0             0      100,000
  5,000        85,000           0             0      100,000
  5,000        90,000           0             0      100,000
  5,000        95,000           0             0      100,000
  5,000       100,000           0             0      100,000





  2.   When Withdrawals Do Exceed the Annual Benefit Payment



Assume that a contract with the Single Life version of the LWG II rider had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the contract owner makes the first withdrawal on or after the contract anniversary following the date he or she reaches age 76, the Withdrawal Rate is 6% instead of 5% and the initial Annual Benefit Payment would be

$6,000. For the purposes of this example, assume the contract owner makes the first withdrawal before the contract anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)


Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the account value was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $80,000 - $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the entire withdrawal ($10,000) divided by the account value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% x $87,500 = $4,375.


(Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($6,000) divided by the account value before that withdrawal.)


B.   Lifetime Withdrawal Guarantee - Compounding Income Amount


Assume that a contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the contract owner makes the first withdrawal on or after the contract anniversary following the date he or she reaches age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment would be $6,000. For the purposes of this example, assume the contract owner makes the first withdrawal before the contract anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)


The Total Guaranteed Withdrawal Amount will increase by 6% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 5th contract anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.



If the first withdrawal is taken in the first contract year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).



If the first withdrawal is taken in the second contract year, then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 x 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 x 5%).


If the first withdrawal is taken in the third contract year, then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 x 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 x 5%).

If the first withdrawal is taken after the fifth contract year, then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 x 5%).


[GRAPHIC APPEARS HERE]









Year         Annual
of Second    Benefit
Withdrawal   Payment
         1   $5,000
         2     5,363
         3     5,751
         4     6,168
         5     6,615
         6     7,095
         7     7,609
         8     8,161
         9     8,753
        10     9,387
        11    10,068







C. Lifetime Withdrawal Guarantee - Automatic Annual Step-Ups and 6% Compounding Income Amount (No Withdrawals)


Assume that a contract owner, age 63 at issue, elected the Single Life version of the LWG II rider and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.


At the first contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the account value has increased to $110,000 at the first contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).


At the second contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the account value has increased to $120,000 at the second contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).


Assuming that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second contract anniversary through the fourth contract anniversary, and at that point would be equal to $134,832. Assume that during these contract years the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the account value at the fourth contract anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).

At the 5th contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the account value is less than $159,000. There is no Automatic Annual Step-Up since the account value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 x 5%).


[GRAPHIC APPEARS HERE]





D.   Enhanced GWB -  How Withdrawals Affect the Benefit Base



  1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 + 5% GWB Bonus Amount). Assume that the account value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.


  2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the account value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the account value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.



E. Enhanced GWB - How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment



An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.



F.   Enhanced GWB -  How Withdrawals Affect the Annual Benefit Payment



  1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the account value by an additional $1,000, the account value would be reduced to $100,000 - $9,000 - $1,000 = $90,000.
     Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.


  2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the account value had increased to $150,000, the account value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.



G. Enhanced GWB - How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount



An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.



H.   Enhanced GWB -  Putting It All Together



     1.   When Withdrawals Do Not Exceed the Annual Benefit Payment


An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your account value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.


[GRAPHIC APPEARS HERE]







     Annual
     Benefit   Cumulative   Account     Benefit
     Payment   Withdrawal   Value       Base
 0        $0           $0    $100,000    $105,000
 1     7,350        7,350      85,000      97,650
 2     7,350        7,350      68,000      90,300
 3     7,350        7,350      50,000      82,950
 4     7,350        7,350      42,650      75,600
 5     7,350        7,350      35,300      68,250
 6     7,350        7,350      27,950      60,900
 7     7,350        7,350      20,600      53,550
 8     7,350        7,350      13,250      46,200
 9     7,350        7,350       5,900      38,850
10     7,350        7,350           0      31,500
11     7,350        7,350           0      24,150
12     7,350        7,350           0      16,800
13     7,350        7,350           0       9,450
14     7,350        7,350           0       2,100
15     2,100        2,100           0           0
16
17
18

  2.   When Withdrawals Do Exceed the Annual Benefit Payment


An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting account value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the account value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.


[GRAPHIC APPEARS HERE]







     Annual
     Benefit   Cumulative    Account     Benefit
     Payment   Withdrawals   Value       Base
 0        $0            $0    $100,000    $105,000
 1     7,350         7,350      85,000      97,650
 2     7,350         7,350      68,000      90,300
 3     7,350         7,350      50,000      82,950
 4     7,350        10,000      40,000      40,000
 5     2,800         2,800      37,200      37,200
 6     2,800         2,800      34,400      34,400
 7     2,800         2,800      31,600      31,600
 8     2,800         2,800      28,800      28,800
 9     2,800         2,800      26,000      26,000
10     2,800         2,800      23,200      23,200
11     2,800         2,800      20,400      20,400
12     2,800         2,800      17,600      17,600
13     2,800         2,800      14,800      14,800
14     2,800         2,800      12,000      12,000
15     2,800         2,800       9,200       9,200
16     2,800         2,800       6,400       6,400
17     2,800         2,800       3,600       3,600
18     2,800         2,800         800         800




I.   Enhanced GWB -  How the Optional Reset Works (may be elected prior to age
                                                                 86)



Assume that a contract had an initial purchase payment of $100,000 and the fee is 0.55%. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).



The account value on the third contract anniversary grew due to market performance to $148,350. Assume the fee remains at 0.55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.55%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.


The account value on the sixth contract anniversary grew due to market performance to $179,859. Assume the fee has been increased to 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.

The account value on the ninth contract anniversary grew due to market performance to $282,582. Assume the fee is still 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.



The period of time over which the Annual Benefit Payment may be taken would be lengthened.


[GRAPHIC APPEARS HERE]







     Annual
     Benefit   Cumulative   Account
     Payment   Withdrawal   Value
 1      7350         7350    105000
 2      7350        14700    125000
 3      7350        22050    130000
 4     10385        32435    148350
 5     10385        42819    185000
 6     10385        53204    195000
 7     12590        65794    179859
 8     12590        78384    210000
 9     12590        90974    223000
10     19781       110755    282582
11     19781       130535    270000
12     19781       150316    278000
13         0            0    315000




J. Enhanced GWB - How a One-Time Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment



Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.



Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the account value at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%). (If you elect Automatic Annual Resets, a reset will not occur if the account value is lower than the Guaranteed Withdrawal Amount.)


Under these circumstances, the one-time Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.

K. Enhanced GWB - Annual Benefit Payment Continuing When Account Value Reaches Zero



Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).


Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the account value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.


In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the contract would then be $105,000.


[GRAPHIC APPEARS HERE]







Annual
Benefit   Cumulative    Account     Benefit
Payment   Withdrawals   Value       Base
  $7350        $7,350    $100,000    $105,000
   7350        14,700      73,000      97,650
   7350        22,050      52,750      90,300
   7350        29,400    37,562.5      82,950
   7350        36,750   26,171.88      75,600
   7350        44,100   17,628.91      68,250
   7350        51,450   11,221.68      60,900
   7350        58,800    6,416.26      53,550
   7350        66,150   2,812.195      46,200
   7350        73,500    109.1461      38,850
   7350        80,850           0      31,500
   7350        88,200           0      24,150
   7350        95,550           0      16,800
   7350       102,900           0       9,450
  2,100       105,000           0       2,100
      0                                     0

APPENDIX F

DEATH BENEFIT EXAMPLES

The investment results shown in the examples below are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract owner and the investment experience of the investment portfolios chosen. THE EXAMPLES BELOW DO NOT REFLECT THE DEDUCTION OF FEES AND EXPENSES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. All amounts are rounded to the nearest dollar.



PRINCIPAL PROTECTION DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Principal Protection death benefit proportionately by the percentage reduction in account value attributable to each partial withdrawal.






                                                         DATE                          AMOUNT
                                            ------------------------------   -------------------------
   A    Initial Purchase Payment                      10/1/2009              $100,000
   B    Account Value                                 10/1/2010              $104,000
                                            (First Contract Anniversary)
   C    Death Benefit                              As of 10/1/2010           $104,000
                                                                             (= greater of A and B)
   D    Account Value                                 10/1/2011              $ 90,000
                                            (Second Contract Anniversary)
   E    Death Benefit                                 10/1/2011              $100,000
                                                                             (= greater of A and D)
   F    Withdrawal                                    10/2/2011              $  9,000
   G    Percentage Reduction in Account               10/2/2011                        10%
        Value                                                                (= F/D)
   H    Account Value after Withdrawal                10/2/2011              $ 81,000
                                                                             (= D-F)
   I    Purchase Payments reduced for              As of 10/2/2011           $ 90,000
        Withdrawal                                                           (= A-(A x G))
   J    Death Benefit                                 10/2/2011              $ 90,000
                                                                             (= greater of H and I)



Notes to Example
----------------


Purchaser is age 60 at issue.


The account values on 10/1/11 and 10/2/11 are assumed to be equal prior to the withdrawal.

ANNUAL STEP-UP DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Annual Step-Up death benefit proportionately by the percentage reduction in account value attributable to each partial withdrawal.






                                                               DATE                          AMOUNT
                                                  ------------------------------   -------------------------
   A    Initial Purchase Payment                            10/1/2009              $100,000
   B    Account Value                                       10/1/2010              $104,000
                                                  (First Contract Anniversary)
   C    Death Benefit (Highest Anniversary               As of 10/1/2010           $104,000
        Value)                                                                     (= greater of A and B)
   D    Account Value                                       10/1/2011              $ 90,000
                                                  (Second Contract Anniversary)
   E    Death Benefit (Highest Contract Year                10/1/2011              $104,000
        Anniversary)                                                               (= greater of B and D)
   F    Withdrawal                                          10/2/2011              $  9,000
   G    Percentage Reduction in Account                     10/2/2011                        10%
        Value                                                                      (= F/D)
   H    Account Value after Withdrawal                      10/2/2011              $ 81,000
                                                                                   (= D-F)
   I    Highest Anniversary Value reduced for            As of 10/2/2011           $ 93,600
        Withdrawal                                                                 (= E-(E x G))
   J    Death Benefit                                       10/2/2011              $ 93,600
                                                                                   (= greater of H and I)



Notes to Example
----------------


Purchaser is age 60 at issue.


The account values on 10/1/11 and 10/2/11 are assumed to be equal prior to the withdrawal.

                                                  THE VARIABLE ANNUITY CONTRACT

                                                                       ISSUED BY


                                      FIRST METLIFE INVESTORS INSURANCE COMPANY



                                                                             AND



                           FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE



                                                                        CLASS AA




                                                                     MAY 1, 2009



This prospectus describes the flexible premium deferred variable annuity contract offered by First MetLife Investors Insurance Company (First
MetLife Investors or we or us). The contract is offered for individuals and some tax qualified and non-tax qualified retirement plans. Currently the contract is not available for new sales.



                               The annuity contract has 48 investment choices -

a fixed account that offers an interest rate guaranteed by us, and 47 investment portfolios listed below. You can put your money in the fixed account and/or any of these investment portfolios. Effective for contracts issued on and after May 1, 2003, the fixed account is not available as an investment choice during the accumulation phase of the contract, except in connection with an enhanced dollar cost averaging program.






AIM VARIABLE INSURANCE FUNDS

(SERIES II):

     AIM V.I. International Growth Fund



FIDELITY VARIABLE INSURANCE PRODUCTS (SERVICE CLASS 2):

     Equity-Income Portfolio



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2):

     Templeton Foreign Securities Fund


MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS A):


     Clarion Global Real Estate Portfolio


     Lazard Mid Cap Portfolio

     Legg Mason Partners Aggressive Growth Portfolio

     Legg Mason Value Equity Portfolio

     Lord Abbett Bond Debenture Portfolio

     Lord Abbett Growth and Income Portfolio

     Lord Abbett Mid Cap Value Portfolio


     Met/AIM Small Cap Growth Portfolio


     MFS (Reg. TM) Emerging Markets Equity Portfolio

     MFS (Reg. TM) Research International Portfolio

     Oppenheimer Capital Appreciation Portfolio

     PIMCO Total Return Portfolio


     Pioneer Fund Portfolio


     T. Rowe Price Mid Cap Growth Portfolio

     Third Avenue Small Cap Value Portfolio

     Van Kampen Comstock Portfolio

     Van Kampen Mid Cap Growth Portfolio



METROPOLITAN SERIES FUND, INC. (CLASS B OR, AS NOTED, CLASS E):


     Artio International Stock Portfolio (Class B)

         (formerly Julius Baer International Stock Portfolio)

     BlackRock Bond Income Portfolio (Class B)

     BlackRock Legacy Large Cap Growth Portfolio

         (Class A)

     BlackRock Money Market Portfolio (Class B)

     BlackRock Strategic Value Portfolio (Class B)

     Davis Venture Value Portfolio (Class E)

     Jennison Growth Portfolio (Class B)

     Loomis Sayles Small Cap Growth Portfolio (Class B)

         (formerly Franklin Templeton Small Cap Growth Portfolio)

     MetLife Stock Index Portfolio (Class B)

     T. Rowe Price Large Cap Growth Portfolio (Class B)

     T. Rowe Price Small Cap Growth Portfolio (Class B)

     Western Asset Management Strategic Bond Opportunities Portfolio (Class B)




PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS):

     High Yield Portfolio

     Low Duration Portfolio


     StocksPLUS (Reg. TM) Growth and Income Portfolio+


+ This portfolio is scheduled to be liquidated on or about July 17, 2009.

PUTNAM VARIABLE TRUST (CLASS IB):

     Putnam VT Growth and Income Fund

     Putnam VT Vista Fund



MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B):

     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio


     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio



MET INVESTORS SERIES TRUST - AMERICAN FUNDS ASSET ALLOCATION PORTFOLIOS (CLASS
C):

     American Funds Moderate Allocation Portfolio

     American Funds Balanced Allocation Portfolio

     American Funds Growth Allocation Portfolio



MET INVESTORS SERIES TRUST - SSGA ETF PORTFOLIOS (CLASS B):

     SSgA Growth and Income ETF Portfolio

     SSgA Growth ETF Portfolio



Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First MetLife Investors Variable Annuity Contract.



To learn more about the First MetLife Investors Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2009. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 78 of this prospectus. For a free copy of the SAI, call us at (888) 562-2027, visit our website at WWW.METLIFEINVESTORS.COM, or write to us at: 5 Park Plaza, Suite 1900, Irvine, CA 92614.




The contracts:

o  are not bank deposits

o  are not FDIC insured

o  are not insured by any federal government agency

o  are not guaranteed by any bank or credit union

o  may be subject to loss of principal


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



May 1, 2009

TABLE OF CONTENTS                                              PAGE
                         PAGE






INDEX OF SPECIAL TERMS..................  4
HIGHLIGHTS..............................  6
FEE TABLES AND EXAMPLES.................  8
1. THE ANNUITY CONTRACT................. 17
     Market Timing...................... 18
2. PURCHASE............................. 18
     Purchase Payments.................. 18
     Termination for Low Account Value   18
  .
     Allocation of Purchase Payments.... 18
     Investment Allocation Restrictions
for Certain
       Riders........................... 19
     Free Look.......................... 21
     Accumulation Units................. 21
     Account Value...................... 22
     Replacement of Contracts........... 22
3. INVESTMENT OPTIONS................... 22
     Transfers.......................... 25
     Dollar Cost Averaging Programs..... 28
     Three Month Market Entry Program... 30
     Automatic Rebalancing Program...... 30
     Description of the MetLife Asset
Allocation
       Program.......................... 30
     Description of the American Funds
Asset Allocation
       Portfolios....................... 31
     Description of the SSgA ETF         31
  Portfolios  .
     Voting Rights...................... 32
     Substitution of Investment Options  32
  .
4. EXPENSES............................. 32
     Product Charges.................... 32
     Account Fee........................ 33
     Guaranteed Minimum Income Benefit
- Rider
       Charge........................... 33
     Guaranteed Withdrawal Benefit -     33
  Rider Charge  .
     Guaranteed Minimum Accumulation
       Benefit - Rider Charge........... 34
     Withdrawal Charge.................. 35
     Reduction or Elimination of the
Withdrawal
       Charge........................... 35
     Premium and Other Taxes............ 36
     Transfer Fee....................... 36
     Income Taxes....................... 36
     Investment Portfolio Expenses...... 36
5. ANNUITY PAYMENTS
     (THE INCOME PHASE)................. 36
     Annuity Date....................... 36
     Annuity Payments................... 37
     Annuity Options.................... 38


     Variable Annuity Payments.......... 39
     Fixed Annuity Payments............. 39
6. ACCESS TO YOUR MONEY................. 40
     Systematic Withdrawal Program...... 40
     Suspension of Payments or           41
  Transfers  .
7. LIVING BENEFITS...................... 41
     Overview of Living Benefit Riders   41
  .
     Guaranteed Income Benefits......... 42
     GMIB, Qualified Contracts and
Decedent
       Contracts........................ 43
     Description of GMIB Plus........... 43
     Description of GMIB................ 47
     Guaranteed Withdrawal Benefits..... 47
     Description of the Lifetime
Withdrawal Guarantee
       II............................... 49
     Description of the Lifetime
Withdrawal Guarantee
       I................................ 54
     Description of the Enhanced
Guaranteed
       Withdrawal Benefit............... 56
     Description of the Guaranteed
Withdrawal Benefit
       I................................ 59
     Guaranteed Minimum Accumulation     60
  Benefit  .
8. PERFORMANCE.......................... 65
9. DEATH BENEFIT........................ 65
     Upon Your Death.................... 65
     Standard Death Benefit - Principal  65
  Protection  .
     Optional Death Benefit - Annual     66
  Step-Up  .
     General Death Benefit Provisions... 66
     Spousal Continuation............... 67
     Death of the Annuitant............. 67
     Controlled Payout.................. 67
10. FEDERAL INCOME TAX STATUS........... 68
     Taxation of Non-Qualified           68
  Contracts  .
     Taxation of Qualified Contracts.... 70
     Puerto Rico Tax Considerations..... 73
     Tax Benefits Related to the Assets
of the Separate
       Account.......................... 73
     Possible Tax Law Changes........... 73
11. OTHER INFORMATION................... 74
     First MetLife Investors............ 74
     The Separate Account............... 74
     Distributor........................ 74
     Selling Firms...................... 75
     Requests and Elections............. 76
     Ownership.......................... 77
     Legal Proceedings.................. 77
     Financial Statements............... 78

TABLE OF CONTENTS OF THE STATEMENT OF
ADDITIONAL INFORMATION..................  78
APPENDIX A.............................. A-1
     Condensed Financial Information.... A-1
APPENDIX B.............................. B-1
     Participating Investment            B-1
  Portfolios  .
APPENDIX C.............................. C-1
     EDCA Examples with Multiple         C-1
  Purchase Payments
APPENDIX D.............................. D-1
     Guaranteed Minimum Income Benefit
Plus
       Examples......................... D-1
APPENDIX E.............................. E-1
     Guaranteed Withdrawal Benefit       E-1
  Examples  .
APPENDIX F.............................. F-1
     Death Benefit Examples............. F-1

INDEX OF SPECIAL TERMS


Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.




                                                                            PAGE

Account Value............................................................ 22
Accumulation Phase....................................................... 17
Accumulation Unit........................................................ 21
Annual Benefit Payment..................................... 50 and 56
Annuitant................................................................ 77
Annuity Date............................................................. 37
Annuity Options.......................................................... 38
Annuity Payments......................................................... 36
Annuity Units............................................................ 37
Beneficiary.............................................................. 77
Benefit Base............................................................. 56
Business Day............................................................. 19
Fixed Account............................................................ 17
Good Order............................................................... 76
Guaranteed Accumulation Amount........................................... 60
Guaranteed Withdrawal Amount............................................. 57
GWB Withdrawal Rate...................................................... 56
Income Base.............................................................. 43
Income Phase............................................................. 17
Investment Portfolios.................................................... 22
Joint Owners............................................................. 77
Owner.................................................................... 77
Purchase Payment......................................................... 18
Remaining Guaranteed Withdrawal Amount................................... 49
Separate Account......................................................... 74
Total Guaranteed Withdrawal Amount....................................... 49

HIGHLIGHTS


The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company, where you agree to make at least one purchase payment to us and we agree to make a series of annuity payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in our fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose an optional death benefit and fixed and variable income options. You can also select a guaranteed minimum income benefit (GMIB), a guaranteed withdrawal benefit (GWB), or the guaranteed minimum accumulation benefit (GMAB).


The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may assess a withdrawal charge of up to 7%. The income phase occurs when you or a designated payee begin receiving regular annuity payments from your contract. You and the annuitant (the person on whose life we base annuity payments) do not have to be the same, unless you purchase a tax qualified contract or elect the GMIB (see "Living Benefits - Guaranteed Income Benefits").



You can have annuity payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable annuity payments, the amount of the variable annuity payments will depend upon the investment performance of the investment portfolio(s) you select for the income phase. If you choose fixed annuity payments, the amount of each payment will not change during the income phase.


TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")


FREE LOOK. You may cancel the contract within 10 days after receiving it. If you mail your cancellation request, the request must be postmarked by the appropriate day; if you deliver your cancellation request by hand, it must be received by us by the appropriate day. You will receive whatever your contract is worth on the day that we receive your cancellation request and we will not deduct a withdrawal charge. The amount you receive may be more or less than your payment depending upon the performance of the investment portfolios. You bear the risk of any decline in account value. We do not refund any charges or deductions assessed during the free look period.


TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.


NON-NATURAL PERSONS AS OWNERS. If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The owner of this contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract.


INQUIRIES. If you need more information, please contact our Annuity Service Center at:

                    MetLife Investors Distribution Company

                                P.O. Box 10366
                          Des Moines, Iowa 50306-0366
                                 (888) 562-2027


ELECTRONIC DELIVERY. As an owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the investment portfolios and other contract related documents.


Contact us at WWW.METLIFEINVESTORS.COM for more information and to enroll.

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE



WITHDRAWAL CHARGE (Note 1)                7%
(as a percentage of purchase payments)
TRANSFER FEE (Note 2)                     $0 (First 12 per year)
                                          $25 (Thereafter)

--------------------------------------------------------------------------------

Note 1. If an amount withdrawn is determined to include the withdrawal of prior purchase payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See "Expenses - Withdrawal Charge.")



Number of Complete Years from    Withdrawal Charge
Receipt of Purchase Payment      (% of Purchase Payment)
------------------------------   ------------------------
               0                            7

               1                            6
               2                            6
               3                            5
               4                            4
               5                            3
               6                            2
         7 and thereafter                   0

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is $25 per transfer. First MetLife Investors is currently waiving the transfer fee, but reserves the right to charge the fee in the future.

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.

--------------------------------------------------------------------------------


ACCOUNT FEE (Note 1)    $30


SEPARATE ACCOUNT ANNUAL EXPENSES*

(referred to as Separate Account Product Charges)

(as a percentage of average account value in the Separate Account)



Mortality and Expense Charge**               1.05%
Administration Charge                        0.25%
                                             ----
Total Separate Account Annual Expenses       1.30%
Death Benefit Rider Charge (Optional)
(as a percentage of average account value in the
Separate Account)
Optional Death Benefit - Annual Step-Up      0.20%
Total Separate Account Annual Expenses
Including Charge for Optional Death          1.50%
  Benefit

--------------------------------------------------------------------------------


Note 1. An Account Fee of $30 is charged on the last day of each contract year if the account value is less than $50,000. Different policies apply during the income phase of the contract. (See "Expenses.")



* Certain charges and expenses for contracts issued before May 1, 2004 are different. Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses.")



** We are waiving the following amounts of the Mortality and Expense Charge: the amount, if any, equal to the underlying fund expenses that are in excess of 0.91% for the subaccount investing in the BlackRock Legacy Large Cap Growth Portfolio (Class A); and the amount, if any, equal to the underlying fund expenses that are in excess of 0.92% for the subaccount investing in the T. Rowe Price Large Cap Growth Portfolio (Class B).

ADDITIONAL OPTIONAL RIDER CHARGES*




GUARANTEED MINIMUM INCOME BENEFIT RIDER
CHARGES
  GMIB Plus Prior to Optional Step-Up      0.95% of the Income Base (Note 1)
  GMIB Plus Upon Optional Step-Up          1.50% of the Income Base (Note 1)
  (maximum**)
  GMIB                                     0.50% of the Income Base (Note 1)
LIFETIME WITHDRAWAL GUARANTEE RIDER CHARGES
  Lifetime Withdrawal Guarantee II         1.25% of the Total Guaranteed Withdrawal Amount
  (Single Life
  version) Prior to Automatic Annual       (Note 2)
  Step-Up
  Lifetime Withdrawal Guarantee II         1.60% of the Total Guaranteed Withdrawal Amount
  (Single Life
  version) Upon Automatic Annual Step-Up   (Note 2)
  (maximum**)
  Lifetime Withdrawal Guarantee II         1.50% of the Total Guaranteed Withdrawal Amount
  (Joint Life
  version) Prior to Automatic Annual       (Note 2)
  Step-Up
  Lifetime Withdrawal Guarantee II         1.80% of the Total Guaranteed Withdrawal Amount
  (Joint Life
  version) Upon Automatic Annual Step-Up   (Note 2)
  (maximum**)
  Lifetime Withdrawal Guarantee I          0.50% of the Total Guaranteed Withdrawal Amount
  (Single Life
  version) Prior to Automatic Annual       (Note 2)
  Step-Up
  Lifetime Withdrawal Guarantee I          0.95% of the Total Guaranteed Withdrawal Amount
  (Single Life
  version) Upon Automatic Annual Step-Up   (Note 2)
  (maximum**)
  Lifetime Withdrawal Guarantee I          0.70% of the Total Guaranteed Withdrawal Amount
  (Joint Life
  version) Prior to Automatic Annual       (Note 2)
  Step-Up
  Lifetime Withdrawal Guarantee I          1.40% of the Total Guaranteed Withdrawal Amount
  (Joint Life
  version) Upon Automatic Annual Step-Up   (Note 2)
  (maximum**)



* You may only elect one living benefit rider at a time. Certain riders are no longer available for sale. (See "Living Benefits.") Certain rider charges for contracts issued before February 24, 2009 are different. Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses.")


** Certain rider charges may increase upon an Optional Step-Up or Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Step-Up or Optional Reset. (See "Expenses.")


Note 1. On the issue date, the Income Base is equal to your initial purchase payment. The Income Base is adjusted for subsequent purchase payments and withdrawals. See "Living Benefits - Guaranteed Income Benefits" for a definition of the term Income Base.


Note 2. The Total Guaranteed Withdrawal Amount is initially set at an amount equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount may increase with additional purchase payments. See "Living Benefits - Guaranteed Withdrawal Benefits" for a definition of the term Total Guaranteed Withdrawal Amount.

GUARANTEED WITHDRAWAL BENEFIT RIDER CHARGES
  Enhanced Guaranteed Withdrawal           0.55% of the Guaranteed Withdrawal Amount
  Benefit Rider
  Charge Prior to Optional Reset           (Note 3)

  Enhanced Guaranteed Withdrawal           1.00% of the Guaranteed Withdrawal Amount
  Benefit Rider
  Charge Upon Optional Reset (maximum**)   (Note 3)
  Guaranteed Withdrawal Benefit I Rider    0.50% of the Guaranteed Withdrawal Amount
  Charge
  Prior to Optional Reset                  (Note 3)
  Guaranteed Withdrawal Benefit I Rider    0.95% of the Guaranteed Withdrawal Amount
  Charge
  Upon Optional Reset (maximum**)          (Note 3)
GUARANTEED MINIMUM ACCUMULATION BENEFIT    0.75% of the Guaranteed Accumulation Amount
RIDER CHARGE                               (Note 4)



** Certain rider charges may increase upon an Optional Step-Up or Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Step-Up or Optional Reset. (See "Expenses.")


Note 3. The Guaranteed Withdrawal Amount is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with additional purchase payments. See "Living Benefits - Guaranteed Withdrawal Benefits" for definitions of the terms Guaranteed Withdrawal Amount and GWB Bonus Amount.


Note 4. The Guaranteed Accumulation Amount is initially set at an amount equal to a percentage of your initial purchase payment. The Guaranteed Accumulation Amount is adjusted for additional purchase payments made during the first 120 days of the contract and for withdrawals. See "Living Benefits - Guaranteed Minimum Accumulation Benefit" for a definition of the term Guaranteed Accumulation Amount.

--------------------------------------------------------------------------------


THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CERTAIN INVESTMENT PORTFOLIOS MAY IMPOSE A REDEMPTION FEE IN THE FUTURE. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.





                                        Minimum       Maximum
                                        ----          ----

Total Annual Investment Portfolio       0.54%         1.38%
  Operating Expenses (expenses
that are deducted from investment
portfolio assets, including
management fees, 12b-1/service fees,
  and other expenses)


--------------------------------------------------------------------------------

FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION -


DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES

(as a percentage of the average daily net assets of an investment portfolio)


The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.




                                                                              ACQUIRED     TOTAL     CONTRACTUAL   NET TOTAL
                                                         12B-1/                 FUND       ANNUAL      EXPENSE      ANNUAL
                                          MANAGEMENT    SERVICE      OTHER    FEES AND   PORTFOLIO     SUBSIDY     PORTFOLIO
                                             FEES         FEES     EXPENSES   EXPENSES    EXPENSES   OR DEFERRAL   EXPENSES
                                         ------------ ----------- ---------- ---------- ----------- ------------- ----------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. International Growth Fund        0.71%       0.25%       0.35%      0.02%      1.33%        0.01%        1.32%
FIDELITY VARIABLE INSURANCE PRODUCTS
 Equity-Income Portfolio                   0.46%       0.25%       0.11%      0.00%      0.82%        0.00%        0.82%
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
 Templeton Foreign Securities Fund         0.64%       0.25%       0.15%      0.02%      1.06%        0.02%        1.04%
MET INVESTORS SERIES TRUST
 Clarion Global Real Estate Portfolio      0.63%       0.25%       0.05%      0.00%      0.93%        0.00%        0.93%
 Lazard Mid Cap Portfolio(1)               0.69%       0.25%       0.05%      0.00%      0.99%        0.00%        0.99%
 Legg Mason Partners Aggressive Growth     0.63%       0.25%       0.02%      0.00%      0.90%        0.00%        0.90%
 Portfolio
 Legg Mason Value Equity Portfolio         0.63%       0.25%       0.04%      0.00%      0.92%        0.00%        0.92%
 Lord Abbett Bond Debenture Portfolio      0.50%       0.25%       0.03%      0.00%      0.78%        0.00%        0.78%
 Lord Abbett Growth and Income Portfolio   0.50%       0.25%       0.03%      0.00%      0.78%        0.00%        0.78%
 Lord Abbett Mid Cap Value Portfolio(2)    0.68%       0.25%       0.07%      0.00%      1.00%        0.00%        1.00%
 Met/AIM Small Cap Growth Portfolio        0.86%       0.25%       0.03%      0.00%      1.14%        0.00%        1.14%
 MFS (Reg. TM) Emerging Markets Equity     0.98%       0.25%       0.15%      0.00%      1.38%        0.00%        1.38%
  Portfolio
 MFS (Reg. TM) Research International      0.70%       0.25%       0.06%      0.00%      1.01%        0.00%        1.01%
  Portfolio
 Oppenheimer Capital Appreciation          0.59%       0.25%       0.04%      0.00%      0.88%        0.00%        0.88%
  Portfolio
 PIMCO Total Return Portfolio              0.48%       0.25%       0.05%      0.00%      0.78%        0.00%        0.78%
 Pioneer Fund Portfolio(3)(4)(5)           0.70%       0.25%       0.29%      0.00%      1.24%        0.00%        1.24%
 T. Rowe Price Mid Cap Growth Portfolio    0.75%       0.25%       0.03%      0.00%      1.03%        0.00%        1.03%
 Third Avenue Small Cap Value Portfolio    0.73%       0.25%       0.04%      0.00%      1.02%        0.00%        1.02%
 Van Kampen Comstock Portfolio             0.58%       0.25%       0.03%      0.00%      0.86%        0.00%        0.86%
 Van Kampen Mid Cap Growth Portfolio(6)    0.70%       0.25%       0.19%      0.00%      1.14%        0.00%        1.14%
METROPOLITAN SERIES FUND, INC.
 Artio International Stock Portfolio       0.82%       0.25%       0.13%      0.00%      1.20%        0.03%        1.17%
 BlackRock Bond Income Portfolio           0.38%       0.25%       0.05%      0.00%      0.68%        0.01%        0.67%
 BlackRock Legacy Large Cap Growth         0.73%       0.00%       0.05%      0.00%      0.78%        0.01%        0.77%
 Portfolio
 BlackRock Money Market Portfolio(7)       0.32%       0.25%       0.02%      0.00%      0.59%        0.01%        0.58%
 BlackRock Strategic Value Portfolio       0.84%       0.25%       0.05%      0.00%      1.14%        0.00%        1.14%
 Davis Venture Value Portfolio             0.70%       0.15%       0.03%      0.00%      0.88%        0.04%        0.84%
 Jennison Growth Portfolio                 0.63%       0.25%       0.04%      0.00%      0.92%        0.00%        0.92%
 Loomis Sayles Small Cap Growth            0.90%       0.25%       0.13%      0.00%      1.28%        0.06%        1.22%
  Portfolio
 MetLife Stock Index Portfolio             0.25%       0.25%       0.04%      0.00%      0.54%        0.01%        0.53%
 T. Rowe Price Large Cap Growth            0.60%       0.25%       0.07%      0.00%      0.92%        0.00%        0.92%
  Portfolio
 T. Rowe Price Small Cap Growth            0.51%       0.25%       0.08%      0.00%      0.84%        0.00%        0.84%
  Portfolio
 Western Asset Management Strategic Bond   0.60%       0.25%       0.05%      0.00%      0.90%        0.00%        0.90%
 Opportunities Portfolio

                                                                              ACQUIRED     TOTAL     CONTRACTUAL   NET TOTAL
                                                         12B-1/                 FUND       ANNUAL      EXPENSE      ANNUAL
                                          MANAGEMENT    SERVICE      OTHER    FEES AND   PORTFOLIO     SUBSIDY     PORTFOLIO
                                             FEES         FEES     EXPENSES   EXPENSES    EXPENSES   OR DEFERRAL   EXPENSES
                                         ------------ ----------- ---------- ---------- ----------- ------------- ----------
PIMCO VARIABLE INSURANCE TRUST

 High Yield Portfolio                      0.60%       0.00%       0.15%      0.00%      0.75%        0.00%        0.75%
 Low Duration Portfolio                    0.50%       0.00%       0.20%      0.00%      0.70%        0.00%        0.70%
 StocksPLUS (Reg. TM) Growth and Income    0.35%       0.00%       0.49%      0.00%      0.84%        0.00%        0.84%
  Portfolio
PUTNAM VARIABLE TRUST
 Putnam VT Growth and Income Fund(8)       0.53%       0.25%       0.07%      0.00%      0.85%        0.00%        0.85%
 Putnam VT Vista Fund(9)                   0.65%       0.25%       0.15%      0.01%      1.06%        0.00%        1.06%




                                                         12B-1/
                                          MANAGEMENT    SERVICE      OTHER
                                             FEES         FEES     EXPENSES
                                         ------------ ----------- ----------
MET INVESTORS SERIES TRUST -
 METLIFE ASSET ALLOCATION PROGRAM
 MetLife Defensive Strategy                0.08%       0.25%       0.02%
  Portfolio(10)
 MetLife Moderate Strategy Portfolio(10)   0.07%       0.25%       0.00%
 MetLife Balanced Strategy Portfolio(10)   0.06%       0.25%       0.00%
 MetLife Growth Strategy Portfolio(10)     0.06%       0.25%       0.00%
 MetLife Aggressive Strategy               0.09%       0.25%       0.01%
  Portfolio(10)
MET INVESTORS SERIES TRUST -
 AMERICAN FUNDS ASSET ALLOCATION
 PORTFOLIOS
 American Funds Moderate Allocation        0.10%       0.55%       0.05%
 Portfolio(11)
 American Funds Balanced Allocation        0.10%       0.55%       0.05%
 Portfolio(11)
 American Funds Growth Allocation          0.10%       0.55%       0.05%
 Portfolio(11)
MET INVESTORS SERIES TRUST - SSGA ETF
 PORTFOLIOS
 SSgA Growth and Income ETF                0.33%       0.25%       0.08%
 Portfolio(2)(4)(12)
 SSgA Growth ETF Portfolio(1)(4)(12)       0.33%       0.25%       0.08%



                                                                                   NET TOTAL
                                                                                     ANNUAL
                                                                                   PORTFOLIO
                                          ACQUIRED     TOTAL     CONTRACTUAL   EXPENSES INCLUDING
                                            FUND       ANNUAL      EXPENSE        EXPENSES OF
                                          FEES AND   PORTFOLIO     SUBSIDY         UNDERLYING
                                          EXPENSES    EXPENSES   OR DEFERRAL       PORTFOLIOS
                                         ---------- ----------- ------------- -------------------
MET INVESTORS SERIES TRUST -
 METLIFE ASSET ALLOCATION PROGRAM

 MetLife Defensive Strategy               0.60%      0.95%       0.00%          0.95%
  Portfolio(10)
 MetLife Moderate Strategy Portfolio(10)  0.63%      0.95%       0.00%          0.95%
 MetLife Balanced Strategy Portfolio(10)  0.67%      0.98%       0.00%          0.98%
 MetLife Growth Strategy Portfolio(10)    0.71%      1.02%       0.00%          1.02%
 MetLife Aggressive Strategy              0.74%      1.09%       0.00%          1.09%
  Portfolio(10)
MET INVESTORS SERIES TRUST -
 AMERICAN FUNDS ASSET ALLOCATION
 PORTFOLIOS
 American Funds Moderate Allocation       0.42%      1.12%       0.05%          1.07%
 Portfolio(11)
 American Funds Balanced Allocation       0.40%      1.10%       0.05%          1.05%
 Portfolio(11)
 American Funds Growth Allocation         0.38%      1.08%       0.05%          1.03%
 Portfolio(11)
MET INVESTORS SERIES TRUST - SSGA ETF
 PORTFOLIOS
 SSgA Growth and Income ETF               0.20%      0.86%       0.03%          0.83%
 Portfolio(2)(4)(12)
 SSgA Growth ETF Portfolio(1)(4)(12)      0.21%      0.87%       0.03%          0.84%



The Net Total Portfolio Expenses have been restated to reflect contractual arrangements in effect as of May 1, 2009, under which investment advisers or managers of investment portfolios have agreed to waive and/or pay expenses of the portfolios. Each of the contractual arrangements is in effect until at least April 30, 2010 (excluding optional extensions). Net Total Annual Portfolio Expenses have not been restated to reflect expense reductions that certain investment portfolios achieved as a result of directed brokerage arrangements. The investment portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated, the information provided is for the year ended December 31, 2008.


(1) Other Expenses include 0.02% of deferred expense reimbursement from a prior period.


(2) Other Expenses include 0.03% of deferred expense reimbursement from a prior period.


(3) This is a new share class for this Portfolio. Operating expenses are estimated based on the Class A share expense history for 2008.


(4) The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year.


(5) Other Expenses include 0.01% of deferred expense reimbursement from a prior period.


(6) Other Expenses include 0.08% of deferred expense reimbursement from a prior period.

(7) Other Expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.


(8) Other Expenses include estimated expenses attributable to the fund's investments in other investment companies that the fund bears indirectly.


(9) Total Annual Portfolio Expenses includes the amount from the Acquired Fund Fees and Expenses column, which is an estimate of expenses attributable to the fund's investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund's investments in other investment companies and their operating expenses.


(10) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.


(11) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series (Reg. TM). Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.


(12) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.


THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: (A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE SUBSIDY AND/OR DEFERRAL). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



CHART 1. Chart 1 assumes you select the Annual Step-Up Death Benefit rider and the Joint Life version of the Lifetime Withdrawal Guarantee II rider (assmuming the maximum 1.80% charge applies in all contract years), which is the most expensive way to purchase the contract.



(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:




                               Time Periods
                    1 year         3 years        5 years       10 years
                 ------------   ------------   ------------   ------------
    maximum       (a)$1,184      (a)$2,029      (a)$2,903      (a)$5,416
    minimum       (b)$1,100      (b)$1,782      (b)$2,502      (b)$4,674


(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:




                              Time Periods
                   1 year        3 years        5 years       10 years
                 ----------   ------------   ------------   ------------
    maximum       (a)$484      (a)$1,489      (a)$2,543      (a)$5,416
    minimum       (b)$400      (b)$1,242      (b)$2,142      (b)$4,674



CHART 2. Chart 2 assumes that you do not select the optional death benefit rider, a Guaranteed Minimum Income Benefit rider, a Guaranteed Withdrawal Benefit rider or the Guaranteed Minimum Accumulation Benefit rider, which is the least expensive way to purchase the contract.



(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:




                              Time Periods
                   1 year        3 years        5 years       10 years
                 ----------   ------------   ------------   ------------
    maximum       (a)$974      (a)$1,379      (a)$1,790      (a)$3,024
    minimum       (b)$890      (b)$1,126      (b)$1,368      (b)$2,179


(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:




                            Time Periods
                   1 year      3 years       5 years       10 years
                 ----------   ---------   ------------   ------------
    maximum       (a)$274      (a)$839     (a)$1,430      (a)$3,024
    minimum       (b)$190      (b)$586     (b)$1,008      (b)$2,179




The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information containing the accumulation unit value history appears in Appendix A of this prospectus as well as in the SAI.^

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.


The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.



The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")



The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the investment portfolio(s) you select for the income phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion. However, there are certain optional features that provide guarantees that can reduce your investment risk (see "Living Benefits").


Except as described below, the contract also contains a FIXED ACCOUNT. The fixed account is not offered by this prospectus. The fixed account offers an interest rate that is guaranteed by us. If you select the fixed account, your money will be placed with our other general account assets, and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed annuity payment option during the income phase, payments are made from our general account assets.



The amount of the annuity payments you receive during the income phase from a fixed annuity payment option of the contract will remain level for the entire income phase. (Please see "Annuity Payments (The Income Phase)" for more information.)



EFFECTIVE FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 2003, THE FIXED ACCOUNT OF FIRST METLIFE INVESTORS IS NOT AVAILABLE AS AN INVESTMENT CHOICE DURING THE ACCUMULATION PHASE OF THE CONTRACT, EXCEPT IN CONNECTION WITH AN ENHANCED DOLLAR COST AVERAGING PROGRAM, AND NO TRANSFER WILL BE PERMITTED INTO THE FIXED ACCOUNT UNTIL THE INCOME PHASE OF THE CONTRACT. ALL REFERENCES IN THIS PROSPECTUS TO INVESTMENTS IN OR TRANSFERS INTO THE FIXED ACCOUNT DURING THE ACCUMULATION PHASE (EXCEPT FOR THE ENHANCED DOLLAR COST AVERAGING PROGRAM) SHALL ONLY APPLY TO CONTRACTS ISSUED PRIOR TO MAY 1, 2003.


As owner of the contract, you exercise all interests and rights under the contract. You can change the owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned generally by joint owners (limited to two natural persons). We provide more information on this under "Other Information - Ownership."



Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation (see "Death Benefit - Spousal Continuation"), are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse. Accordingly, a purchaser who has or is contemplating a civil union or same sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the contract owner under the Joint Life version of the Lifetime Withdrawal

Guarantee (see "Living Benefits - Guaranteed Withdrawal Benefits").


MARKET TIMING


We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (I.E., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular investment portfolios made by owners within given periods of time and/or investigating transfer activity identified by the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our market timing policies and procedures are discussed in more detail in "Investment Options - Transfers - Market Timing."




2. PURCHASE

PURCHASE PAYMENTS


A PURCHASE PAYMENT is the money you give us to invest in the contract. The initial purchase payment is due on the date the contract is issued. Subject to the minimum and maximum payment requirements (see below), you may make additional purchase payments.


o The minimum initial purchase payment we will accept is $5,000 when the contract is purchased as a non-qualified contract.



o If you are purchasing the contract as part of an IRA (Individual Retirement Annuity) or other qualified plan, the minimum initial purchase payment we will accept is $2,000.



o If you want to make an initial purchase payment of $1 million or more, or an additional purchase payment that would cause your total purchase payments to exceed $1 million, you will need our prior approval.


o You can make additional purchase payments of $500 or more to either type of contract (qualified and non-qualified) unless you have elected an electronic funds transfer program approved by us, in which case the minimum additional purchase payment is $100 per month.


o  We will accept a different amount if required by federal tax law.


o We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")


o We will not accept purchase payments made with cash, money orders, or travelers checks.


We reserve the right to reject any application or purchase payment and to limit future purchase payments.


TERMINATION FOR LOW ACCOUNT VALUE


We may terminate your contract by paying you the account value in one sum if, prior to the annuity date, you do not make purchase payments for three consecutive contract years, the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the account value on or after the end of such three year period is less than $2,000. Accordingly, no contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract.


ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your purchase payment to the fixed account and/or any of the investment portfolios you have selected. You may not choose more than 18 investment portfolios (including the fixed account) at the time your initial purchase payment is allocated. Each allocation must be at least $500 and must be in whole numbers.


We have reserved the right to restrict payments to the fixed account if any of the following conditions exist:


o the credited interest rate on the fixed account is equal to the guaranteed minimum rate; or


o your account value in the fixed account equals or exceeds our published maximum for fixed account allocation (currently, there is no limit); or

o  a transfer was made out of the fixed account within the previous 180 days.



Once we receive your purchase payment and the necessary information (or a designee receives a payment and the necessary information in accordance with the designee's administrative procedures), we will issue your contract and allocate your first purchase payment within 2 business days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information - Requests and Elections.") However, if you allocate purchase payments to a discontinued investment portfolio (see Appendix A), we will request reallocation instructions or, if unable to obtain such instructions, we will return your purchase payment to you.


If you choose the Guaranteed Minimum Income Benefit Plus (GMIB Plus) or Lifetime Withdrawal Guarantee II (LWG II) riders, until the rider terminates, we will require you to allocate your purchase payments and account value as described below under "Investment Allocation Restrictions for Certain Riders."


If you choose the Lifetime Withdrawal Guarantee I (LWG I) rider, until the rider terminates, we will require you to allocate your purchase payments and account value among the BlackRock Money Market Portfolio, the American Funds Asset Allocation Portfolios, the SSgA Growth and Income ETF Portfolio, the SSgA Growth ETF Portfolio, and/or the MetLife Asset Allocation Program portfolios, excluding the MetLife Aggressive Strategy Portfolio (you may participate in the Dollar Cost Averaging (DCA) or Enhanced Dollar Cost Averaging (EDCA) programs, subject to restrictions).


If you choose the Guaranteed Minimum Accumulation Benefit (GMAB) rider, until the rider terminates, we will require you to allocate your purchase payments and account value solely to one of the following portfolios: the MetLife Defensive Strategy Portfolio, the MetLife Moderate Strategy Portfolio, or the MetLife Balanced Strategy Portfolio (you may participate in the EDCA program, subject to restrictions).



If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. However, if you make an additional purchase payment and you have an EDCA or Dollar Cost Averaging (DCA) program in effect, we will allocate your additional payments to the investment portfolios selected under the EDCA or DCA program unless you tell us otherwise. (See "Investment Options -

Dollar Cost Averaging Programs.") You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 investment portfolios (including the fixed account) at the time you submit a subsequent purchase payment. If you wish to allocate the payment to more than 18 investment portfolios (including the fixed account), we must have your request to allocate future purchase payments to more than 18 investment portfolios on record before we can apply your subsequent purchase payment to your chosen allocation. If there are joint owners, unless we are instructed to the contrary, we will accept allocation instructions from either joint owner.



INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS


ALLOCATION. If you elect the GMIB Plus or the Lifetime Withdrawal Guarantee II, you must comply with certain investment allocation restrictions. SPECIFICALLY, YOU MUST ALLOCATE ACCORDING

TO EITHER (A) OR (B) BELOW:
   ------


(A) You must allocate:


o 100% of your purchase payments or account value among the MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, American Funds Moderate Allocation Portfolio, American Funds Balanced Allocation Portfolio, SSgA Growth and Income ETF Portfolio and/or the BlackRock Money Market Portfolio


OR


(B) You must allocate:


o  AT LEAST 15% of purchase payments or account value to Platform 1 portfolios;



o  UP TO 85% of purchase payments or account value to Platform 2 portfolios;


o  UP TO 15% of purchase payments or account value to Platform 3 portfolios;
     and


o  UP TO 15% of purchase payments or account value to Platform 4 portfolios.


(See the "EDCA" section below for information on allocating purchase payments to the EDCA account under option (B).)


The investment options in each Platform are:


Platform 1
----------


     BlackRock Bond Income Portfolio

     BlackRock Money Market Portfolio

     PIMCO Total Return Portfolio

     PIMCO VIT Low Duration Portfolio


Platform 2
----------


     AIM V.I. International Growth Fund

     American Funds Moderate Allocation Portfolio

     American Funds Balanced Allocation Portfolio

     American Funds Growth Allocation Portfolio

     Artio International Stock Portfolio

     BlackRock Legacy Large Cap Growth Portfolio+

     Davis Venture Value Portfolio

     Fidelity VIP Equity-Income Portfolio

     Jennison Growth Portfolio

     Legg Mason Partners Aggressive Growth Portfolio

     Legg Mason Value Equity Portfolio

     Lord Abbett Bond Debenture Portfolio


     Lord Abbett Growth and Income Portfolio

     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio

     Metlife Stock Index Portfolio

     MFS (Reg. TM) Research International Portfolio

     Oppenheimer Capital Appreciation Portfolio

     PIMCO VIT High Yield Portfolio

     PIMCO VIT StocksPLUS (Reg. TM) Growth and Income Portfolio

     Pioneer Fund Portfolio+

     Putnam VT Growth and Income Fund

     SSgA Growth and Income ETF Portfolio

     SSgA Growth ETF Portfolio

     T. Rowe Price Large Cap Growth Portfolio

     Templeton Foreign Securities Fund

     Van Kampen Comstock Portfolio

     Western Asset Management Strategic Bond Opportunities Portfolio


Platform 3
----------


     Lazard Mid Cap Portfolio

     Lord Abbett Mid Cap Value Portfolio

     Putnam VT Vista Fund

     T. Rowe Price Mid Cap Growth Portfolio

     Van Kampen Mid Cap Growth Portfolio


Platform 4
----------


     BlackRock Strategic Value Portfolio

     Clarion Global Real Estate Portfolio

     Loomis Sayles Small Cap Growth Portfolio

     Met/AIM Small Cap Growth Portfolio

     MFS (Reg. TM) Emerging Markets Equity Portfolio

     T. Rowe Price Small Cap Growth Portfolio

     Third Avenue Small Cap Value Portfolio


+ These portfolios are not available for investment prior to May 4, 2009.


YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.


We determine whether an investment option is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment option in the event that an investment option is added, deleted, substituted, merged or otherwise reorganized. In that case, any change in classification will only take effect as to your contract in the event you make a new purchase payment or request a transfer among investment options. We will provide you with prior written notice of any changes in classification of investment options.


REBALANCING. If you choose to allocate according to (B) above, we will rebalance your account value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your account value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your account value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your account value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day the reallocation will occur on the next business day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.


The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.


EDCA. If you choose to allocate according to (B) above and you choose to allocate a purchase payment to the EDCA account, that entire purchase payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous purchase payments before allocating a purchase payment to the EDCA account, all transfers from an EDCA account must be allocated to the same investment options as your most recent allocations for purchase payments.


CHANGING PURCHASE PAYMENT ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under (B) above at any time by providing notice to us, at our Annuity Service Center, or by any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If you provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.


TRANSFERS. Please note that any transfer request must result in an account value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.



FREE LOOK


If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this "free look" period, we will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your payment depending upon the performance of the portfolios you allocated your purchase payment to during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. We do not refund any charges or deductions assessed during the free look period.


ACCUMULATION UNITS


The portion of your account value allocated to the Separate Account will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of this portion of your account value, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.)


Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:


1) dividing the net asset value per share of the investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value per share of the investment portfolio for the previous business day, and


2) multiplying it by one minus the Separate Account product charges (including any rider charge for the



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


     Annual Step-Up Death Benefit) for each day since the last business day and any charges for taxes.


The value of an accumulation unit may go up or down from day to day.


When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.


We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 p.m. Eastern
Time) and then credit your contract.


EXAMPLE:


   On Monday we receive an additional purchase payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Lord Abbett Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Growth and Income Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Lord Abbett Growth and Income Portfolio.


ACCOUNT VALUE


ACCOUNT VALUE is equal to the sum of your interests in the investment portfolios, the fixed account, and the EDCA account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.


REPLACEMENT OF CONTRACTS


EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The account value of this contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging program or the Three Month Market Entry Program (see "Investment Options - Dollar Cost Averaging Programs"). Any additional purchase payments contributed to the new contract will be subject to all fees and charges, including the withdrawal charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new contract offered by this prospectus. Then, you should compare the fees and charges (for example, the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.


OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.




3. INVESTMENT OPTIONS


The contract offers 47 INVESTMENT PORTFOLIOS, which are listed below. Additional investment portfolios may be available in the future.




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


YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. COPIES OF THESE PROSPECTUSES WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: FIRST METLIFE INVESTORS INSURANCE COMPANY, ANNUITY SERVICE CENTER, P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (888) 562-2027. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://

WWW.SEC.GOV. CERTAIN INVESTMENT PORTFOLIOS DESCRIBED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR CONTRACT. (SEE APPENDIX A.) APPENDIX B CONTAINS A SUMMARY OF ADVISERS, SUBADVISERS, AND INVESTMENT OBJECTIVES FOR EACH INVESTMENT PORTFOLIO.


The investment objectives and policies of certain of the investment portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.


Shares of the investment portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment portfolios may conflict. The investment portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an investment portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the investment portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from investment portfolio assets. Contract owners, through their indirect investment in the investment portfolios, bear the costs of these advisory fees (see the investment portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.



Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.



We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolios. We will benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the adviser. (See "Fee Tables and Examples - Investment Portfolio Expenses" for information on the management fees paid by the investment portfolios and the Statement of Additional Information for the investment portfolios for information on the management fees paid by the adviser to the subadvisers.)



Certain investment portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An investment portfolio's 12b-1 Plan, if any, is described in more detail in the investment portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolio Expenses" and "Distributor.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an investment portfolio's 12b-1 Plan decrease the investment portfolio's investment return.


We select the investment portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the investment portfolios periodically and may remove an investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio has not attracted significant allocations from contract owners. In some cases, we have included investment portfolios based on recommendations made by selling firms. These selling firms may receive payments from the investment portfolios they recommend and may benefit accordingly from the allocation of account value to such investment portfolios.


WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.



AIM VARIABLE INSURANCE FUNDS (SERIES II)


AIM Variable Insurance Funds is a mutual fund with multiple portfolios. Invesco Aim Advisors, Inc. is the investment adviser to each portfolio. (See Appendix B for the names of the subadvisers.) The following Series II portfolio is available under the contract:



     AIM V.I. International Growth Fund



FIDELITY VARIABLE INSURANCE PRODUCTS (SERVICE CLASS 2)


Fidelity Variable Insurance Products is a variable insurance product portfolio fund with multiple portfolios. Fidelity Management & Research Company is the investment manager. FMR Co., Inc. and Fidelity Research & Analysis Company are the subadvisers for the fund. The following Service Class 2 portfolio is available under the contract:



     Equity-Income Portfolio



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)


Franklin Templeton Variable Insurance Products Trust consists of multiple series (Funds). Funds may be available in multiple classes: Class 1, Class 2, Class 3 and Class 4. The portfolio available in connection with your contract is Class 2 shares. Templeton Investment Counsel, LLC is the investment adviser for the Templeton Foreign Securities Fund. (See Appendix B for the name of the subadviser.) The following portfolio is available under the contract:



     Templeton Foreign Securities Fund




MET INVESTORS SERIES TRUST (CLASS B)

Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. (Met Investors Advisory, LLC, the former investment manager of Met Investors Series Trust, merged into MetLife Advisers on May 1, 2009.) MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B portfolios are available under the contract:


     Clarion Global Real Estate Portfolio


     Lazard Mid Cap Portfolio

     Legg Mason Partners Aggressive Growth Portfolio

     Legg Mason Value Equity Portfolio

     Lord Abbett Bond Debenture Portfolio

     Lord Abbett Growth and Income Portfolio

     Lord Abbett Mid Cap Value Portfolio


     Met/AIM Small Cap Growth Portfolio


     MFS (Reg. TM) Emerging Markets Equity Portfolio

     MFS (Reg. TM) Research International Portfolio

     Oppenheimer Capital Appreciation Portfolio

     PIMCO Total Return Portfolio


     Pioneer Fund Portfolio*



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


     T. Rowe Price Mid Cap Growth Portfolio

     Third Avenue Small Cap Value Portfolio

     Van Kampen Comstock Portfolio

     Van Kampen Mid Cap Growth Portfolio



* This portfolio is not available for investment prior to May 4, 2009.



METROPOLITAN SERIES FUND, INC.


Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:


     Artio International Stock Portfolio (Class B)

         (formerly Julius Baer International Stock Portfolio)

     BlackRock Bond Income Portfolio (Class B)

     BlackRock Legacy Large Cap Growth Portfolio

         (Class A)*

     BlackRock Money Market Portfolio (Class B)

     BlackRock Strategic Value Portfolio (Class B)

     Davis Venture Value Portfolio (Class E)

     Jennison Growth Portfolio (Class B)

     Loomis Sayles Small Cap Growth Portfolio (Class B)

         (formerly Franklin Templeton Small Cap Growth Portfolio)

     MetLife Stock Index Portfolio (Class B)

     T. Rowe Price Large Cap Growth Portfolio (Class B)

     T. Rowe Price Small Cap Growth Portfolio (Class B)

     Western Asset Management Strategic Bond Opportunities Portfolio (Class B)


* This portfolio is not available for investment prior to May 4, 2009.




PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)

PIMCO Variable Insurance Trust is a mutual fund with multiple portfolios. Pacific Investment Management Company LLC is the investment adviser to each portfolio. The following Administrative Class portfolios are available under the contract:


     High Yield Portfolio

     Low Duration Portfolio


     StocksPLUS (Reg. TM) Growth and Income Portfolio+


+ This portfolio is scheduled to be liquidated on or about July 17, 2009.




PUTNAM VARIABLE TRUST (CLASS IB)


Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolios are available under the contract:


     Putnam VT Growth and Income Fund

     Putnam VT Vista Fund



MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are available under the contract:


     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio


     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio



MET INVESTORS SERIES TRUST - AMERICAN FUNDS ASSET ALLOCATION PORTFOLIOS (CLASS
C)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class C portfolios are also available under the contract:


     American Funds Moderate Allocation Portfolio

     American Funds Balanced Allocation Portfolio

     American Funds Growth Allocation Portfolio



MET INVESTORS SERIES TRUST - SSGA ETF PORTFOLIOS (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are also available under the contract:


     SSgA Growth and Income ETF Portfolio

     SSgA Growth ETF Portfolio



TRANSFERS


GENERAL. You can transfer a portion of your account value among the fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract owners. (See "Investment Options - Transfers -

Market Timing.") We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will


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be deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


You can make a transfer to or from the fixed account and to or from any investment portfolio, subject to the limitations below. All transfers made on the same business day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the business day. The following apply to any transfer:


o Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.


o  Your request for transfer must clearly state how much the transfer is for.


o The minimum amount you can transfer is $500 from an investment portfolio, or your entire interest in the investment portfolio, if less (this does not apply to pre-scheduled transfer programs).


o The minimum amount that may be transferred from the fixed account is $500, or your entire interest in the fixed account. Transfers out of the fixed account during the accumulation phase are limited to the greater of: (a) 25% of the fixed account value at the beginning of the contract year, or
     (b) the amount transferred out of the fixed account in the prior contract year. Currently we are not imposing these restrictions on transfers out of the fixed account, but we have the right to reimpose them at any time.


o You may not make a transfer to more than 18 investment portfolios (including the fixed account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 investment portfolios (including the fixed account) may be made by calling or writing our Annuity Service Center.



o If you have elected to add the GMIB Plus, Lifetime Withdrawal Guarantee II, or Lifetime Withdrawal Guarantee I rider to your contract, you may only make transfers between certain investment portfolios. Please refer to the sections "Purchase-Allocation of Purchase Payments" and "Purchase-Investment Allocation Restrictions for Certain Riders."



o If you have elected to add the Guaranteed Minimum Accumulation Benefit rider to your contract, you may not transfer out of the Asset Allocation Portfolio you chose at issue until the rider terminates. Please refer to the section "Living Benefits-Guaranteed Minimum Accumulation Benefit."


During the accumulation phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another investment portfolio). In such a case, the redemption order would be processed at the source investment portfolio's next determined accumulation unit value. However, the purchase of the new investment portfolio would be effective at the next determined accumulation unit value for the new investment portfolio only after we receive the proceeds from the source investment portfolio, or we otherwise receive cash on behalf of the source investment portfolio.


For transfers during the accumulation phase, we have reserved the right to restrict transfers to the fixed account if any one of the following conditions exist:


o  The credited interest rate is equal to the guaranteed minimum rate;


o Your account value in the fixed account equals or exceeds our published maximum for fixed account contract values (currently, there is no limit); or


o  A transfer was made out of the fixed account within the previous 180 days.


During the income phase, you cannot make transfers from a fixed annuity payment option to the investment portfolios. You can, however, make transfers during the income phase from the investment portfolios to a fixed annuity payment option and among the investment portfolios.


TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. (See "Other Information - Requests and Elections.")


All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the business day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following business day.


PRE-SCHEDULED TRANSFER PROGRAM. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging, Three Month Market Entry and Automatic Rebalancing Programs.


MARKET TIMING. Frequent requests from contract owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (E.G., annuitants and beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios (i.e., the AIM V.I. International Growth Fund, Templeton Foreign Securities Fund, Clarion Global Real Estate Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS (Reg. TM) Emerging Markets Equity Portfolio, MFS (Reg. TM) Research International Portfolio, Third Avenue Small Cap Value Portfolio, Artio International Stock Portfolio, BlackRock Strategic Value Portfolio, Loomis Sayles Small Cap Growth Portfolio, T. Rowe Price Small Cap Growth Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, and PIMCO VIT High Yield Portfolio), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified investment portfolios under that contract to be submitted with an original signature.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the investment portfolio.


In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the investment portfolio prospectuses for more details.


DOLLAR COST AVERAGING PROGRAMS


We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the accumulation phase.


We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus.



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


The two dollar cost averaging programs are:


1.    STANDARD DOLLAR COST AVERAGING (DCA)

     This program allows you to systematically transfer a set amount each month from the fixed account or from a money market investment portfolio to any of the other available investment portfolio(s) you select. We provide certain exceptions from our normal fixed account restrictions to accommodate dollar cost averaging programs. These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or account value is allocated to the dollar cost averaging program.



You can make subsequent purchase payments while you have an active DCA program in effect, provided, however, that no amount will be allocated to the DCA program without your express direction. (See "Purchase - Allocation of Purchase Payments.") If you make such an addition to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop. This program is not available if you have selected the GMIB Plus rider, the Lifetime Withdrawal Guarantee II rider, or the GMAB rider.



2.    ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)

     The Enhanced Dollar Cost Averaging (EDCA) Program allows you to systematically transfer amounts from the EDCA account in the general account to any available investment portfolio(s) you select. Except as discussed below, only new purchase payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.


You can make subsequent purchase payments while you have an active EDCA account in effect, provided, however, that no amount will be allocated to the EDCA account without your express direction. (See "Purchase - Allocation of Purchase Payments.") When a subsequent purchase payment is allocated by you to your existing EDCA account we create "buckets" within your EDCA account.


o The EDCA transfer amount will be increased by the subsequent purchase payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.


o Each allocation (bucket) resulting from a subsequent purchase payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.


o Allocations (buckets) resulting from each purchase payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.


(See Appendix C for further examples of EDCA with multiple purchase payments.)


The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any investment portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.


The first transfer we make under the EDCA program is the date your purchase payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for purchase payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a business day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the investment portfolios on the next business day. EDCA interest will not be credited on the transfer amount between the selected day and the next business day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.


If you decide you no longer want to participate in the EDCA program, and your contract was issued prior to May 1, 2005, all money remaining in your EDCA account



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


will be transferred to the BlackRock Money Market Portfolio, unless you specify otherwise. If your contract was issued on or after May 1, 2005, all money remaining in your EDCA account will be transferred to the investment portfolio(s) in accordance with the percentages you have chosen for the EDCA program, unless you specify otherwise.


THREE MONTH MARKET ENTRY PROGRAM


Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.


AUTOMATIC REBALANCING PROGRAM


Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.


An automatic rebalancing program is intended to transfer account value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.


We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current purchase payment allocations, unless you tell us otherwise.


The Automatic Rebalancing Program is available only during the accumulation phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. This program is not available if you have selected the GMAB rider.


EXAMPLE:

   Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the Van Kampen Mid Cap Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the Van Kampen Mid Cap Growth Portfolio to increase those holdings to 60%.



DESCRIPTION OF THE METLIFE ASSET ALLOCATION PROGRAM


The MetLife Asset Allocation Program consists of the following five MetLife asset allocation portfolios (Class B), each of which is a portfolio of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of ours, is the investment manager of the MetLife asset allocation portfolios.


METLIFE ASSET ALLOCATION PROGRAM PORTFOLIOS
-------------------------------------------


     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio


Each portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each portfolio will invest substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). MetLife Advisers establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a portfolio invests based on, among other things, the underlying investment portfolios'




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



investment objectives and policies, MetLife Advisers' investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, MetLife Advisers will evaluate each portfolio's target allocation between equity and fixed income securities, including the allocation among sub-classes of these asset classes, based on the portfolio's risk profile. At the same time, MetLife Advisers will also consider whether to make changes to each portfolio's underlying investment portfolio target. (See the fund prospectus for a description of each portfolio's target allocation.)


MetLife Advisers has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the portfolios and to investment in the underlying investment portfolios, which may assist MetLife Advisers in determining the underlying investment portfolios that may be available for investment and with the selection of and allocation of each portfolio's investments among the underlying investment portfolios. MetLife Advisers is responsible for paying the consulting fees.


DESCRIPTION OF THE AMERICAN FUNDS ASSET ALLOCATION PORTFOLIOS


The following three American Funds Asset Allocation Portfolios (Class C) are each a portfolio of the Met Investors Series Trust. MetLife Advisers is the investment manager of the American Funds Asset Allocation Portfolios.


AMERICAN FUNDS ASSET ALLOCATION PORTFOLIOS
------------------------------------------


     American Funds Moderate Allocation Portfolio

     American Funds Balanced Allocation Portfolio

     American Funds Growth Allocation Portfolio


Each portfolio was designed on established principles of asset allocation and risk tolerance. Each portfolio will invest substantially all of its assets in the Class 1 shares of certain funds of American Funds Insurance Series (Reg.
TM) that invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each portfolio has a target allocation among the three primary asset classes (equity, fixed income and cash/money market). MetLife Advisers establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a portfolio invests based on, among other things, the underlying investment portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. Periodically, MetLife Advisers will evaluate each portfolio's allocation among equity, fixed income and cash, inclusive of the exposure to various investment styles and asset sectors, relative to each portfolio's risk profile. At the same time, MetLife Advisers will also consider whether to make changes with respect to the underlying investment portfolios, such as selecting one or more new underlying investment portfolios. (See the fund prospectus for a description of each portfolio's target allocation.)


DESCRIPTION OF THE SSGA ETF PORTFOLIOS


The SSgA Growth and Income ETF Portfolio (Class B) and the SSgA Growth ETF Portfolio (Class B) are each a portfolio of the Met Investors Series Trust. MetLife Advisers is the investment manager of the SSgA ETF Portfolios.


Each portfolio was designed on established principles of asset allocation. Each portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). Each underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index.


Each of the SSgA ETF Portfolios has a different allocation among various asset classes (including large-, mid- and small-capitalization domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). SSgA Funds Management, Inc. (SSgA Funds Management), the portfolios' sub-adviser, establishes specific investment percentages for the asset classes and then selects the underlying ETFs in which a portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/

return expectations, and SSgA Funds Management's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.


SSgA Funds Management will regularly review each portfolio's asset allocation among equities, fixed income and cash/cash equivalents including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook




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



changes. SSgA Funds Management may add new underlying ETFs or replace existing underlying ETFs at its discretion. (See the fund prospectus for more information about each of the SSgA ETF Portfolios and the underlying ETFs.)



VOTING RIGHTS


We are the legal owner of the investment portfolio shares. However, we believe that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.


SUBSTITUTION OF INVESTMENT OPTIONS


If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.




4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:


PRODUCT CHARGES


SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to any death benefit riders). We do this as part of our calculation of the value of the accumulation units and the annuity units (I.E., during the accumulation phase and the income phase-although death benefit charges no longer continue in the income phase).



MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.05% of the average daily net asset value of each investment portfolio. For contracts issued prior to May 1, 2004, the mortality and expense charge on an annual basis is 1.15% of the average daily net asset value of each investment portfolio.



This charge compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the contract. These guarantees include making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.


ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each investment portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.



DEATH BENEFIT RIDER CHARGE. If you select the Annual Step-Up Death Benefit rider, we will deduct a charge that compensates us for the costs and risks we assume in




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



providing the benefit. This charge (assessed during the accumulation phase) is equal, on an annual basis, to 0.20% of the average daily net asset value of each investment portfolio.



ACCOUNT FEE


During the accumulation phase, every contract year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior contract year if your account value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the account value regardless of the amount of your account value. During the accumulation phase, the account fee is deducted pro rata from the investment portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.


A pro rata portion of the charge will be deducted from the account value on the annuity date if this date is other than a contract anniversary. If your account value on the annuity date is at least $50,000, then we will not deduct the account fee. After the annuity date, the charge will be collected monthly out of the annuity payment, regardless of the size of your contract.


GUARANTEED MINIMUM INCOME BENEFIT - RIDER CHARGE



We offer a Guaranteed Minimum Income Benefit rider called the Guaranteed Minimum Income Benefit Plus (GMIB Plus) that you can select when you purchase the contract. If you select the GMIB Plus rider, we will assess a charge during the accumulation phase equal to 0.95% of the income base (see "Living Benefits
- Guaranteed Income Benefit" for a discussion of how the income base is determined) at the time the rider charge is assessed prior to any Optional Step-Up. If your income base is increased due to an Optional Step-Up, we may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%), or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Optional Step-Up. For contracts issued prior to February 24, 2009 for which the GMIB Plus was elected, the rider charge equals 0.75% of the income base.


Prior to July 14, 2008, we offered the Guaranteed Minimum Income Benefit (GMIB) rider. If you selected the GMIB rider, we assess a charge during the accumulation phase equal to 0.50% of the income base at the time the rider charge is assessed. For contracts issued from May 1, 2003, and prior to May 1, 2005, this charge is reduced to 0.45% of the income base in the event that you elect the optional Annual Step-Up Death Benefit. (See "Death Benefit.")


The GMIB rider charge is assessed at the first contract anniversary and then at each subsequent contract anniversary, up to and including the anniversary on or immediately before the date the rider is exercised. If you make a full withdrawal (surrender) or if you begin to receive annuity payments at the annuity date, a pro rata portion of the rider charge will be assessed based on the number of months from the last contract anniversary to the date of withdrawal or application to an annuity option. The rider charge is deducted from your account value pro rata from each investment portfolio and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account.



GUARANTEED WITHDRAWAL BENEFIT - RIDER CHARGE



We offer an optional Guaranteed Withdrawal Benefit (GWB) that you can select when you purchase the contract. There are four versions of the GWB under this contract: the Lifetime Withdrawal Guarantee II (LWG II), the Lifetime Withdrawal Guarantee I (LWG I), the Enhanced GWB, and the GWB I. If you elect a GWB rider, a charge is deducted from your account value during the accumulation phase on each contract anniversary.


The charge for the LWG II rider is equal to 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Living Benefits-Guaranteed Withdrawal Benefits-Description of the Lifetime Withdrawal Guarantee II") on the applicable contract anniversary, after applying any 6% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary. For contracts issued prior to February 24, 2009, the charge for the LWG II rider is equal to 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable contract anniversary, after applying any 6% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary.




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



The charge for the LWG I rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable contract anniversary, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary.



For contracts issued on or after July 16, 2007, the charge for the Enhanced GWB rider is equal to 0.55% of the Guaranteed Withdrawal Amount (see "Living Benefits -

Guaranteed Withdrawal Benefits - Description of the Enhanced Guaranteed Withdrawal Benefit") on the applicable contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary. (For contracts issued prior to July 16, 2007, the charge for the Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount.) The charge for the GWB I rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary.



The GWB rider charge is deducted from your account value pro rata from each investment portfolio and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account.


If you make a full withdrawal (surrender) of your account value; you apply your account value to an annuity option; there is a change in owners, joint owners or annuitants (if the owner is a non-natural person); the contract terminates (except for a termination due to death); you assign your contract under the Lifetime Withdrawal Guarantee II; or there is a change in the primary beneficiary under the Joint Life version of the Lifetime Withdrawal Guarantee II, a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change. If a Lifetime Withdrawal Guarantee rider or the Enhanced GWB rider is cancelled following an eligible contract anniversary pursuant to the cancellation provisions of each rider, a pro rata portion of the rider charge will not be assessed based on the period from the contract anniversary to the date the cancellation takes effect.


If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II rider, we may reset the LWG II rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up. For contracts issued prior to February 24, 2009, the Maximum Optional Step-Up Charge is 1.25% (Single Life version) or 1.50% (Joint Life version). If an Automatic Annual Step-Up occurs under the LWG I, we may increase the rider charge to the charge applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.


If you elect an Optional Reset under the Enhanced GWB rider or the GWB I rider, we may increase the rider charge to the Enhanced GWB/GWB I rider charge applicable to current contract purchases of the same rider at the time of the reset, but no more than a maximum of 1.00% of the Guaranteed Withdrawal Amount for Enhanced GWB (0.95% of the Guaranteed Withdrawal Amount for contracts issued before July 16, 2007 with the Enhanced GWB rider), or 0.95% of the Guaranteed Withdrawal Amount for GWB I.


If a Lifetime Withdrawal Guarantee rider is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "Living Benefits - Guaranteed Withdrawal Benefits - Description of the Lifetime Withdrawal Guarantee") equals zero. If the Enhanced GWB rider is in effect, the rider charge will not continue if your Benefit Base (see "Living Benefits - Guaranteed Withdrawal Benefits - Description of the Enhanced Guaranteed Withdrawal Benefit") equals zero. If the GWB I rider is in effect, the rider charge will continue even if your Benefit Base equals zero.



GUARANTEED MINIMUM ACCUMULATION

BENEFIT - RIDER CHARGE



The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale. If you elected the GMAB, a charge is deducted from your account value during the accumulation phase on each contract anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount (see "Living Benefits-Guaranteed Minimum Accumulation Benefit") at the end of the prior contract year. The GMAB rider charge is deducted from your account value pro rata from your contract's Asset Allocation Portfolio and the EDCA account in the ratio each portfolio/account bears to your




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


total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value or you apply your account value to an annuity option, we will assess a pro rata portion of the GMAB rider charge based on the number of whole months since the last contract anniversary.


WITHDRAWAL CHARGE



We impose a withdrawal charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the accumulation phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior purchase payments, a withdrawal charge is assessed against the purchase payment withdrawn. To determine if your withdrawal includes prior purchase payments, amounts are withdrawn from your contract in the following order:



1. Earnings in your contract (earnings are equal to your account value, less purchase payments not previously withdrawn); then


2.    The free withdrawal amount described below; then


3. Purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn.


A withdrawal charge will be assessed if prior purchase payments are withdrawn pursuant to a request to divide the assets of a contract due to divorce.


FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each contract year after the first (there is no free withdrawal amount in the first contract year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same contract year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first contract year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one contract year does not carry over to the next contract year.


The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:



Number of Complete Years from        Withdrawal Charge
Receipt of Purchase Payment       (% of Purchase Payment)
------------------------------   ------------------------
  0                                         7

  1                                         6
  2                                         6
  3                                         5
  4                                         4
  5                                         3
  6                                         2
  7 and thereafter                          0

For a partial withdrawal, the withdrawal charge is deducted from the remaining account value, if sufficient. If the remaining account value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.


If the account value is smaller than the total of all purchase payments, the withdrawal charge only applies up to the account value.


We do not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits, although we do assess the withdrawal charge in calculating GMIB payments, if applicable. In addition, we will not assess the withdrawal charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.


NOTE: For tax purposes, earnings from non-qualified contracts are considered to come out first.


REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE



GENERAL. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with us. We may not deduct a withdrawal charge under a contract issued to an officer, director, employee, or a family member of an officer, director, or employee of ours or any of our affiliates, and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer that is participating in the offering of the contract. In lieu of a withdrawal charge waiver, we may provide an account value credit.


NURSING HOME OR HOSPITAL CONFINEMENT RIDER. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your joint owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6 month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your joint owner exits the nursing home or hospital. This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.



TERMINAL ILLNESS RIDER. After the first contract anniversary, we will waive the withdrawal charge if you or your joint owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.


For contracts issued on and after May 1, 2005, the Nursing Home or Hospital Confinement rider and the Terminal Illness rider are not available for owners who are age 81 or older (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.


PREMIUM AND OTHER TAXES


We reserve the right to deduct from purchase payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on purchase payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.


TRANSFER FEE


We currently allow unlimited transfers without charge during the accumulation phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.


INCOME TAXES


We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.


INVESTMENT PORTFOLIO EXPENSES


There are deductions from and expenses paid out of the assets of each investment portfolio, which are described in the fee table in this prospectus and the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each investment portfolio.




5.  ANNUITY PAYMENTS

        (THE INCOME PHASE)

ANNUITY DATE


Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin.

We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month and must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month following the annuitant's 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).


When you purchase the contract, the annuity date will be the later of the first day of the calendar month after the annuitant's 90th birthday or 10 years from the date your contract was issued. You can change the annuity date at any time before the annuity date with 30 days prior notice to us.



Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have selected a living benefit rider such as a Guaranteed Minimum Income Benefit, a Guaranteed Withdrawal Benefit, or the Guaranteed Minimum Accumulation Benefit, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the Guaranteed Minimum Income Benefit Plus or Lifetime Withdrawal Guarantee riders) or Guaranteed Accumulation Payment (for the Guaranteed Minimum Accumulation Benefit rider) that may also be provided by the rider.



ANNUITY PAYMENTS


You (unless another payee is named) will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments.


During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will be:


o  fixed annuity payments, or


o  variable annuity payments, or


o  a combination of both.


If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place just before the start of the income phase.


If you choose to have any portion of your annuity payments based on the investment portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:


1) the value of your contract in the investment portfolio(s) just before the start of the income phase,


2) the assumed investment return (AIR) (you select) used in the annuity table for the contract, and


3)    the annuity option elected.


Subsequent variable annuity payments will vary with the performance of the investment portfolios you selected. (For more information, see "Variable Annuity Payments" below.)


At the time you choose an annuity option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days notice to us prior to the annuity date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable annuity payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable annuity payments will decrease.



Your variable annuity payment is based on ANNUITY UNITS. An annuity unit is an accounting device used to calculate the dollar amount of annuity payments. (For more information, see "Variable Annuity Payments" below.)


When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable annuity payment, but subsequent variable annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment portfolios. On the other hand, a higher AIR will result in a higher initial variable annuity payment than a lower AIR, but later variable annuity payments will rise more slowly or fall more rapidly.



A transfer during the income phase from a variable annuity payment option to a fixed annuity payment option may result in a reduction in the amount of annuity payments.


If you choose to have any portion of your annuity payments be a fixed annuity payment, the dollar amount of each fixed annuity payment will not change, unless you make a transfer from a variable annuity payment option to the fixed annuity payment that causes the fixed annuity payment to increase. Please refer to the "Annuity Provisions" section of the Statement of Additional Information for more information.



Annuity payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an annuity option. In that case, we may provide your annuity payment in a single lump sum instead of annuity payments. Likewise, if your annuity payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your annuity payments are at least $100.


ANNUITY OPTIONS


You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us.


If you do not choose an annuity option at the time you purchase the contract, Option 2, which provides a life annuity with 10 years of guaranteed annuity payments, will automatically be applied.


You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change the annuity option.


OPTION 1. LIFE ANNUITY. Under this option, we will make annuity payments so long as the annuitant is alive. We stop making annuity payments after the annuitant's death. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or to receive only two annuity payments if the annuitant dies before the due date of the third payment, and so on.


OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant is alive. If, when the annuitant dies, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.


OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. We will stop making annuity payments after the last survivor's death.


OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. If, at the last death of the annuitant and the joint annuitant, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.


OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an annuity option under which fixed or variable monthly annuity payments are made for a selected number of years as approved by us, currently not less than 10 years. This annuity option may be limited or withdrawn by us in our discretion.


We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If the age or sex of the annuitant has been misstated, the amount payable will be the amount that the account value would have provided at the correct age or sex. Once annuity payments have begun, any underpayments will be made up in one sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the total is repaid.


You may withdraw the commuted value of the payments remaining under the variable Payments for a Designated Period annuity option (Option 5). You may not commute the fixed Payments for a Designated Period annuity option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable annuity options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See "Annuity Payments" above.) For fixed annuity options, the calculation of the commuted value will be done using the then current annuity option rates.


There may be tax consequences resulting from the election of an annuity payment option containing a commutation feature (I.E., an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")




Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.



In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the account value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both tax qualified and non-tax qualified contracts.


In the event that you purchased the contract as a tax qualified contract, you must take distribution of the account value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an annuity option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if annuity payments have already begun, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.


VARIABLE ANNUITY PAYMENTS



The Adjusted Contract Value (the account value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The first variable annuity payment will be based upon the Adjusted Contract Value, the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate variable annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and annuity option elected. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.



The dollar amount of variable annuity payments after the first payment is determined as follows:


o The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, and the number of annuity units will be adjusted for transfers to a fixed annuity option. Please see the Statement of Additional Information for details about making transfers during the Annuity Phase.


o The fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.


o The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.


ANNUITY UNIT. The initial annuity unit value for each investment portfolio of the Separate Account was set by us. The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor (see the Statement of Additional Information for a definition) for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR you elected.


FIXED ANNUITY PAYMENTS



The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the annuity date will be used to determine a fixed annuity payment. The annuity payment will be based upon the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made. You may not make a transfer from the fixed annuity option to the variable annuity option.

6. ACCESS TO YOUR MONEY

You (or in the case of a death benefit, your beneficiary) can have access to the money in your contract:


(1)    by making a withdrawal (either a partial or a complete withdrawal);


(2)    by electing to receive annuity payments; or


(3)    when a death benefit is paid to your beneficiary.


Under most circumstances, withdrawals can only be made during the accumulation phase.


You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Income Tax Status.")


When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the account value of the contract at the end of the business day when we receive a written request for a withdrawal:


o  less any applicable withdrawal charge;


o  less any premium or other tax;


o  less any account fee; and


o  less any applicable pro rata GMIB, GWB or GMAB rider charge.


Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the fixed account, the EDCA account and the investment portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the investment portfolio, fixed account or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the account value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.


We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in good order unless the suspension of payments or transfers provision is in effect.


We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by the contract owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


How to withdraw all or part of your account value:


o You must submit a request to our Annuity Service Center. (See "Other Information - Requests and Elections.")


o You must provide satisfactory evidence of terminal illness or confinement to a nursing home if you would like to have the withdrawal charge waived. (See "Expenses - Reduction or Elimination of the Withdrawal Charge.")


o You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).


o We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or owner's death.


There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See "Federal Income Tax Status.")


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.


SYSTEMATIC WITHDRAWAL PROGRAM


You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total purchase payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next business day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see "Expenses" above.)


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.


SUSPENSION OF PAYMENTS OR TRANSFERS


We may be required to suspend or postpone payments for withdrawals or transfers for any period when:


o the New York Stock Exchange is closed (other than customary weekend and holiday closings);


o  trading on the New York Stock Exchange is restricted;


o an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios; or


o during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.


We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.


Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.




7. LIVING BENEFITS

OVERVIEW OF LIVING BENEFIT RIDERS



We offer a suite of optional living benefit riders that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these riders may be elected, and the rider must be elected at contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional rider. There are three types of living benefit riders - guaranteed income benefits, guaranteed withdrawal benefits, and a guaranteed asset accumulation benefit:


Guaranteed Income Benefits
--------------------------


o  Guaranteed Minimum Income Benefit Plus (GMIB Plus)



o  Guaranteed Minimum Income Benefit (GMIB)



Our guaranteed income benefit riders are designed to allow you to invest your account value in the market while at the same time assuring a specified guaranteed level of minimum fixed annuity payments if you elect the income phase. The fixed annuity payment amount is guaranteed regardless of investment performance or the actual account value at the time you annuitize. Prior to exercising the rider and annuitizing your contract, you may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount.



Guaranteed Withdrawal Benefits
------------------------------



o  Lifetime Withdrawal Guarantee II (LWG II)


o  Lifetime Withdrawal Guarantee I (LWG I)



o  Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB)



o  Guaranteed Withdrawal Benefit I (GWB I)



The Enhanced GWB and GWB I riders are designed to guarantee that at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals without annuitizing, regardless of investment performance, as long as withdrawals in any contract year do not exceed the maximum amount allowed under the rider.



With the LWG riders, you get the same benefits, but in addition, if you make your first withdrawal on or after the date you reach age 59 1/2, you are guaranteed income without annuitizing for your life (and the life of your spouse, if the Joint Life version of the rider was elected, and you take the first withdrawal when both you and your spouse are at least age 59 1/2), even after the entire amount of purchase payments has been returned.



Guaranteed Asset Accumulation Benefit
-------------------------------------


o  Guaranteed Minimum Accumulation Benefit (GMAB)



The Guaranteed Minimum Accumulation Benefit is designed to guarantee that your account value will not be less than a minimum amount at the end of the 10-year waiting period. The amount of the guarantee depends on which of three permitted investment portfolios you select.


GUARANTEED INCOME BENEFITS


At the time you buy the contract, you may elect the Guaranteed Minimum Income Benefit Plus (GMIB Plus) for an additional charge. This rider is designed to guarantee a predictable, minimum level of fixed annuity payments, regardless of investment performance during the accumulation phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT VALUE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE RIDER) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE RIDER EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the rider, you may make specified withdrawals that reduce your income base (as explained below) during the accumulation phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.


There are two different versions of the GMIB under this contract: GMIB Plus and GMIB. The GMIB rider is no longer available for sale.



You may not have this benefit and a GWB or GMAB rider in effect at the same time. Once elected, the rider cannot be terminated except as discussed below.



FACTS ABOUT THE GUARANTEED INCOME BENEFIT RIDERS



INCOME BASE AND GMIB ANNUITY PAYMENTS. Under the GMIB, we calculate an "income base" (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB rider and annuitizing the contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT PORTFOLIO. After a minimum 10-year waiting period, and then only within 30 days following a contract anniversary, you may exercise the rider. We then will apply the income base calculated at the time of exercise to the conservative GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly annuity payments (your actual payment may be higher than this minimum if, as discussed above, the base contract under its terms would provide a higher payment).



THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. For GMIB Plus, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum. For GMIB, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex, and the annuity option you select. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.

If you exercise the GMIB rider, your annuity payments will be the greater of:


o the annuity payment determined by applying the amount of the income base to the GMIB Annuity Table, or


o the annuity payment determined for the same annuity option in accordance with the base contract. (See "Annuity Payments (The Income Phase).")


If you choose not to receive annuity payments as guaranteed under the GMIB, you may elect any of the annuity options available under the contract.



OWNERSHIP. If you, the owner, are a natural person, you must also be the annuitant. If a non-natural person owns the contract, then the annuitant will be considered the owner in determining the income base and GMIB annuity payments. If joint owners are named, the age of the older joint owner will be used to determine the income base and GMIB annuity payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, "you" always means the owner, oldest joint owner or the annuitant, if the owner is a non-natural person.



GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS



The GMIB Plus may have limited usefulness in connection with a Qualified Contract, such as an IRA (see "Federal Income Tax Status - Taxation of Qualified Contracts"), in circumstances where, due to the ten-year waiting period after purchase (or after an Optional Step-Up) the owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB Plus. You should consult your tax adviser prior to electing the GMIB Plus rider.


Additionally, the GMIB Plus is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). The GMIB Plus benefit may not be exercised until 10 years after purchase (or after an Optional Step-Up), and the benefit provides guaranteed monthly fixed income payments for life (or joint lives, if applicable), with payments guaranteed for 5 years. However, the tax rules require distributions prior to the end of the 10-year waiting period, commencing generally in the year after the owner's death, and also prohibit payments for as long as the beneficiary's life in certain circumstances.


DESCRIPTION OF GMIB PLUS


The GMIB Plus rider is available only for owners up through age 78, and you can only elect the GMIB Plus at the time you purchase the contract. THE GMIB PLUS MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE OWNER'S 91ST BIRTHDAY.


INCOME BASE. The INCOME BASE is the greater of (a) or (b) below.


(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the account value on the date of the recalculation.


The Highest Anniversary Value does not change after the contract anniversary immediately preceding the owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in account value attributable to each subsequent withdrawal (including any applicable withdrawal charge).


(b) Annual Increase Amount: On the issue date, the "Annual Increase Amount" is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the contract will be treated as if they were




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



     received on the date we issue the contract.) Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:


    (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 6% per year through the contract anniversary prior to the owner's 91st birthday and 0% thereafter; and



    (ii) is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a contract year are determined according to
          (1) or (2) as defined below:



         (1) The withdrawal adjustment for each withdrawal in a contract year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in account value attributed to that withdrawal (including any applicable withdrawal charge); or


         (2) If total withdrawals in a contract year are 6% or less of the Annual Increase Amount on the issue date or on the prior contract anniversary after the first contract year, and if these withdrawals are paid to you (or the annuitant if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that contract year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that contract year.


THE ANNUAL INCREASE AMOUNT IS LIMITED TO A MAXIMUM OF 190% OF YOUR PURCHASE PAYMENTS OR, IF GREATER, 190% OF THE ANNUAL INCREASE AMOUNT AS INCREASED BY THE MOST RECENT OPTIONAL STEP-UP (SEE "OPTIONAL STEP-UP" BELOW).


(See section (1) of Appendix D for examples of the calculation of the withdrawal adjustment.)


In determining the GMIB Plus annuity income, an amount equal to the withdrawal charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base.


OPTIONAL STEP-UP. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the account value. An Optional Step-Up may be beneficial if your account value has grown at a rate above the 6% accumulation rate on the Annual Increase Amount. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE GMIB PLUS RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE CHARGE FOR THE SAME RIDER AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP. An Optional Step-Up is permitted only if: (1) the account value exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.


You may elect either: (1) a one-time Optional Step-Up at any contract anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the account value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the GMIB Plus rider (and the rider charge) will continue, and you may




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



choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)


We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.


The Optional Step-Up:




(1) resets the Annual Increase Amount to the account value on the contract anniversary following the receipt of an Optional Step-Up election;




(2) resets the GMIB Plus waiting period to the tenth contract anniversary following the date the Optional Step-Up took effect;


(3) resets the maximum Annual Increase Amount to 190% multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and


(4) may reset the GMIB Plus rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Optional Step-Up.


On the date of the Optional Step-Up, the account value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.


INVESTMENT ALLOCATION RESTRICTIONS. If you elect the GMIB Plus, there are certain investment allocation restrictions. (See "Purchase - Investment Allocation Restrictions for Certain Riders.") If you elect the GMIB Plus, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.


GUARANTEED PRINCIPAL OPTION. On each contract anniversary starting with the tenth contract anniversary and through the contract anniversary prior to the owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable contract anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that contract anniversary.


By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your account value intended to restore your initial investment in the contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:


(a) is purchase payments credited within 120 days of the date we issued the contract (reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and


(b) the account value on the contract anniversary immediately preceding exercise of the Guaranteed Principal Option.


The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the account value in such investment portfolio bears to the total account value in all investment portfolios. IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your account value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, GMIB Plus may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus for this feature.


The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB PLUS RIDER WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The variable annuity contract, however, will continue, and the GMIB Plus investment allocation restrictions, described above, will no longer apply.



EXERCISING THE GMIB PLUS RIDER. If you exercise the GMIB Plus, you must elect to receive annuity payments under one of the following fixed annuity options:


(1)    Life annuity with 5 years of annuity payments guaranteed.


(2) Joint and last survivor annuity with 5 years of annuity payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint annuitants, who are not spouses, is greater than 10 years. (See "Annuity Payments (The Income Phase).") THIS JOINT AND LAST SURVIVOR ANNUITY OPTION IS ONLY AVAILABLE IF THE OLDEST ANNUITANT'S ATTAINED AGE IS 55 OR OLDER.


These options are described in the contract and the GMIB Plus rider.


The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum for GMIB Plus. As with other payout types, the amount you receive as an income payment also depends on the annuity option you select, your age, and (where permitted by law) your sex. For GMIB Plus, the annuity rates for attained ages 85 to 90 are the same as those for attained age
84. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PLUS PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.


If you exercise the GMIB Plus, your annuity payments will be the greater of:


o the annuity payment determined by applying the amount of the income base to the GMIB Annuity Table, or


o the annuity payment determined for the same annuity option in accordance with the base contract. (See "Annuity Payments (The Income Phase).")


If the amount of the guaranteed minimum lifetime income that the GMIB Plus produces is less than the amount of annuity income that would be provided by applying contract value on the annuity date to the then-current annuity purchase rates, then you would have paid for a benefit that you did not use.


If you take a full withdrawal of your account value, your contract is terminated by us due to its small account value and inactivity (see "Purchase - Purchase Payments"), or your contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.


If you choose not to receive annuity payments as guaranteed under the GMIB Plus, you may elect any of the annuity options available under the contract.


TERMINATING THE GMIB PLUS RIDER. Except as otherwise provided in the GMIB Plus rider, the GMIB Plus will terminate upon the earliest of:


    a) The 30th day following the contract anniversary prior to your 91st birthday;


    b) The date you make a complete withdrawal of your account value (if there is an income base remaining, you will receive payments based on the remaining income base);


    c) The date you elect to receive annuity payments under the contract and you do not elect to receive payments under the GMIB Plus;


    d) Death of the owner or joint owner (unless the spouse (age 89 or younger) is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract;


    e) A change for any reason of the owner or joint owner or the annuitant, if a non-natural person owns the contract, subject to our administrative procedures;


    f)    The effective date of the Guaranteed Principal Option; or


    g) The date you assign your contract, subject to our administrative procedures.


When the GMIB Plus rider terminates, the corresponding GMIB Plus rider charge terminates and the GMIB Plus investment allocation restrictions no longer apply.


(See Appendix D for examples illustrating the operation of the GMIB Plus.)


DESCRIPTION OF GMIB


The GMIB rider is no longer available for sale. GMIB was available only for owners up through age 75, and you could only elect the GMIB at the time you purchased the contract. GMIB may be exercised after a 10 year waiting period, up through age 85, within 30 days following a contract anniversary.


The GMIB rider is otherwise identical to the GMIB Plus, with the following exceptions:


(1) The additional charge for GMIB is lower (see "Expenses-Guaranteed Minimum Income Benefit-Rider Charge").


(2) The GMIB income base is calculated as described above in "Description of GMIB Plus-Income Base," except that:


    a. withdrawals may be payable as you direct without affecting the withdrawal adjustments;


    b. the annual increase rate is 6% per year through the contract anniversary immediately prior to the owner's 81st birthday and 0% thereafter; and


    c. if total withdrawals in a contract year are 6% or less of the Annual Increase Amount on the issue date or previous contract anniversary, if later, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals in that contract year.


(3)    There is no Guaranteed Principal Option.


(4)    There is no Optional Reset feature.


(5) The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the joint annuitants, who are not spouses, is greater than 10 years).


(6) The GMIB Annuity Table is the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum and GMIB payout rates are not enhanced.


(7)    The following replaces termination provision a), above:


    The 30th day following the contract anniversary on or following your 85th birthday.


(8)    The following replaces termination provision d), above:


     Death of the owner or death of the annuitant if a non-natural person owns the contract.


(9)    The following replaces termination provision e), above:


    A change for any reason of the owner or joint owner, or the annuitant if a non-natural person owns the contract.


(10)    Termination provisions f) and g), above, do not apply.


(11) There are no limitations to how you may allocate your purchase payments and account value among the investment portfolios, and you may participate in the Dollar Cost Averaging (DCA) program.


GUARANTEED WITHDRAWAL BENEFITS


We offer optional guaranteed withdrawal benefit (GWB) riders for an additional charge. There are four guaranteed withdrawal benefit riders under this contract: Lifetime Withdrawal Guarantee II (LWG II), Lifetime Withdrawal Guarantee I (LWG I), Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB), and Guaranteed Withdrawal Benefit I (GWB I).



Each of the guaranteed withdrawal benefit riders guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee II rider guarantees income, without annuitizing the contract, for your life (and the life of your spouse, if the Joint Life version of the rider was elected and both you and your spouse are at least age 59 1/2 at the time of the first withdrawal), even after the entire amount of purchase payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee II" below.)


If you purchase a guaranteed withdrawal benefit rider, you must elect one version at the time you purchase the contract, prior to age 86. You may not have this benefit and a GMIB or GMAB rider in effect at the same time. Once elected, these riders may not be terminated except as stated below.



FACTS ABOUT GUARANTEED WITHDRAWAL BENEFIT RIDERS



MANAGING WITHDRAWALS. The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee an account value or minimum return for any investment portfolio. The Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee riders, and the Benefit Base (as described below) under the Enhanced GWB and GWB I riders, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee rider after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your account value to the purchase payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. See "Description of the Lifetime Withdrawal Guarantee II-Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "Expenses-Withdrawal Charge.")




IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS). THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS) UNTIL TERMINATION OF THE RIDER.


RIDER CHARGES. If a Lifetime Withdrawal Guarantee rider or the GWB I rider is in effect, we will continue to assess the GWB rider charge even in the case where your Remaining Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantee) or Benefit Base (for GWB I), as described below, equals zero. However, if the Enhanced GWB rider is in effect, we will not continue to assess the GWB rider charge if your Benefit Base equals zero.



WITHDRAWAL CHARGE. We will apply a withdrawal charge to withdrawals from purchase payments of up to 7% of purchase payments taken in the first seven years following receipt of the applicable purchase payment. (See "Expenses - Withdrawal Charge - Free Withdrawal Amount" and "Access to Your Money - Systematic Withdrawal Program.")


TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.



TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE GWB RIDERS IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE BENEFIT BASE (REMAINING GUARANTEED WITHDRAWAL AMOUNT UNDER THE LIFETIME WITHDRAWAL GUARANTEE RIDER) AT THE TIME OF THE WITHDRAWAL, IF THE BENEFIT BASE (OR REMAINING GUARANTEED WITHDRAWAL AMOUNT) IS GREATER THAN THE ACCOUNT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISER PRIOR TO PURCHASE.




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


GWB, LIFETIME WITHDRAWAL GUARANTEE AND DECEDENT CONTRACTS. The Lifetime Withdrawal Guarantee is not available for purchase under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. However, these required distributions can in certain circumstances exceed the Annual Benefit Payment, and any such excess will have the effect of reducing the lifetime payments under the Lifetime Withdrawal Guarantee.


Note that the Enhanced GWB and GWB I riders are not available for purchase by a beneficiary under a decedent's Non-Qualified Contract.


(See Appendix D for examples of the GWB.)



DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE II


TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the Lifetime Withdrawal Guarantee II rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the TOTAL GUARANTEED WITHDRAWAL AMOUNT. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If you take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. IF, HOWEVER, YOU TAKE A WITHDRAWAL THAT RESULTS IN CUMULATIVE WITHDRAWALS FOR THE CURRENT CONTRACT YEAR THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THEN WE WILL REDUCE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE ENTIRE WITHDRAWAL (INCLUDING ANY APPLICABLE WITHDRAWAL CHARGES) REDUCED THE ACCOUNT VALUE. WE REFER TO THIS TYPE OF WITHDRAWAL AS AN EXCESS WITHDRAWAL.


REMAINING GUARANTEED WITHDRAWAL AMOUNT. The REMAINING GUARANTEED WITHDRAWAL AMOUNT is the remaining amount you are guaranteed to receive over time. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charges). IF, HOWEVER, YOU TAKE AN EXCESS WITHDRAWAL, THEN WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL (INCLUDING ANY APPLICABLE WITHDRAWAL CHARGES) REDUCES THE ACCOUNT VALUE.


6% COMPOUNDING INCOME AMOUNT. If the Single Life version of the LWG II has been elected, beginning with the contract anniversary following the date you reach age 63, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or
(b) 5 years. If the first withdrawal from the contract is taken before the contract anniversary following the date you reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.


If the Joint Life version of the LWG II has been elected, beginning with the contract anniversary following the date the younger spouse reaches age 66, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) 5 years. If the first withdrawal from the contract is taken before the contract anniversary following the date the younger spouse reaches age 66, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.


We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.


ANNUAL BENEFIT PAYMENT. The initial ANNUAL BENEFIT PAYMENT is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate. If the Single Life version of the LWG II is elected, the Withdrawal Rate is 5% (6% if you make your first withdrawal on or after the contract anniversary following the date you reach age 76). If the Joint Life version of the LWG II is elected, the Withdrawal Rate is 4.5% (5% if you make your first withdrawal on or after the contract anniversary following the date the younger spouse reaches age 63).


If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate.


IT IS IMPORTANT TO NOTE:


o If you take your first withdrawal before the date you reach age 59 1/2 (or, for the Joint Life version, if you take your first withdrawal before the date when both you and your spouse are at least age 59 1/2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your account value declines to zero. This means if your account value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the contract year that the account value was depleted, and beginning in the following contract year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your purchase payments regardless of market performance so long as you do not take Excess Withdrawals; however, you will not be guaranteed income for the rest of your life.


o If you take your first withdrawal on or after the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the rider was elected, and you take your first withdrawal when both you and your spouse are at least age 59 1/2), even if your Remaining Guaranteed Withdrawal Amount and/or account value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your account value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during that contract year that the account value was depleted, and beginning in the following contract year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse's life, if the Joint Life version of the rider was elected, and you take the first withdrawal when both you and your spouse are at least age 59 1/2). Therefore, you will be guaranteed income for life.


o The Withdrawal Rate used to calculate your Annual Benefit Payment varies depending on: (a) whether you have elected the Single Life or Joint Life version of LWG II, and (b) your age (or, for the Joint Life version, the age of the younger spouse) when you take your first withdrawal (see "Annual Benefit Payment" above).


o IF YOU HAVE ELECTED THE LWG II, YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE LWG II. FOR EXAMPLE, WE NO LONGER INCREASE YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT BY THE 6% COMPOUNDING INCOME AMOUNT ONCE YOU MAKE YOUR FIRST WITHDRAWAL. HOWEVER, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY) AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.


o At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the LWG II rider. Annuitization may provide higher income amounts if the current annuity option rates applied to the Adjusted Contract Value on the Annuity Date exceed the payments under the LWG II rider. Also, income amounts provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the




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     tax treatment of the payments received under the LWG II rider. (See
     "Federal Income Tax Status -  Withdrawals.")


MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each contract year. In other words, you should not take Excess Withdrawals. If a withdrawal charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a contract year exceed the Annual Benefit Payment. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE WITHDRAWAL RATE (SEE "ANNUAL BENEFIT PAYMENT" ABOVE FOR HOW THE WITHDRAWAL RATE IS DETERMINED).


IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE ACCOUNT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your account value to decline to zero.


You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (because you elected the Single Life version of LWG II and took your first withdrawal before the contract anniversary following the date you reached age
76), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.


AUTOMATIC ANNUAL STEP-UP. On each contract anniversary prior to the owner's 91st birthday (or, for the Joint Life version, the younger spouse's 91st birthday), an Automatic Annual Step-Up will occur, provided that the account value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that you have not chosen to decline the step-up as described below).




The Automatic Annual Step-Up:


o resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the account value on the date of the step-up, up to a maximum of $10,000,000, regardless of whether or not you have taken any withdrawals;


o if the Single Life version of LWG II was elected, resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if you make your first withdrawal on or after the contract anniversary following the date you reach age 76); or, if the Joint Life version of LWG II was elected, resets the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal on or after the contract anniversary following the date the younger spouse reaches age 63); and


o may reset the LWG II rider charge to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up.


For contracts issued before February 24, 2009, the maximum charge upon an
---------------------------------------------
Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).


In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current LWG II rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our




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Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the step-ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your account value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.


REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section

401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual

Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit

Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED ONLY IN THE
                                                              ----
AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.


INVESTMENT ALLOCATION RESTRICTIONS. If you elect the LWG II rider, there are certain investment allocation restrictions. Please see "Purchase - Investment Allocation Restrictions for Certain Riders" above. If you elect the LWG II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.


JOINT LIFE VERSION. A Joint Life version of the LWG II rider is available for a charge of 1.50% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.80%). Like the Single Life version of the LWG II rider, the Joint Life version must be elected at the time you purchase the contract, and the owner (or oldest joint owner) must be age 85 or younger. Under the Joint Life version, when the owner of the contract dies (or when the first joint owner dies), the LWG II rider will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the contract under the spousal continuation provisions. (See "Death Benefit-Spousal Continuation.") This means that if you purchase the Joint Life version and subsequently get divorced, your former spouse will not be eligible to receive payments under the LWG II rider. Furthermore, changing the primary beneficiary under the contract terminates the LWG II rider. In order for you and your spouse to receive lifetime income, both you and your spouse must be at least age 59 1/2 at the time of the first withdrawal.


The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions of LWG II (see "6% Compounding Income Amount" above). In addition, the Withdrawal Rate for the Joint Life version of LWG II may differ from the Withdrawal Rate for the Single Life version (see "Annual Benefit Payment" above).


In situations in which a trust is both the owner and beneficiary of the contract, the Joint Life version of the LWG II would not apply. In addition, because of the definition of "spouse" under federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the contract owner under the Joint Life version of the LWG II.


For contracts issued prior to February 24, 2009, the current charge for the
-----------------------------------------------
Joint Life version is 0.85% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.50%).


CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the LWG II rider on the contract anniversary every five contract years for the




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first 15 contract years and annually thereafter. We must receive your cancellation request within 30 days following the applicable contract anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center). The cancellation will take effect upon our receipt of your request. If cancelled, the LWG II rider will terminate, we will no longer deduct the LWG II rider charge, and the investment allocation restrictions described in "Purchase
- Investment Allocation Restrictions for Certain Riders" will no longer apply. The variable annuity contract, however, will continue.


If you cancel the LWG II rider on the fifteenth contract anniversary or any contract anniversary thereafter, we will add a Guaranteed Principal Adjustment to your account value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:



(a) is purchase payments credited within 120 days of the date that we issued the contract, reduced proportionately by the percentage reduction in account value attributable to any partial withdrawals taken (including any applicable withdrawal charges) and


(b)    is the account value on the date of cancellation.


The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the account value in such investment portfolio bears to the total account value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.



Only purchase payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your account value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.


TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE II RIDER. The Lifetime Withdrawal Guarantee II rider will terminate upon the earliest of:


(1) the date of a full withdrawal of the account value (a pro rata portion of the rider charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);



(2) the date all of the account value is applied to an annuity option (a pro rata portion of the rider charge will be assessed);



(3) the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the account value and your contract is thereby terminated (whatever account value is available will be applied to pay the rider charge and you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the contract);



(4) death of the owner or joint owner (or the annuitant if the owner is a non-natural person), except where the contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;



(5) change of the owner or joint owner (or, for the Joint Life version, the primary beneficiary) for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;


(6)    the effective date of the cancellation of the rider;


(7) termination of the contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for a termination due to death); or


(8) the date you assign your contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed).


Once the rider is terminated, the LWG II rider charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.


ADDITIONAL INFORMATION. The LWG II rider may affect the death benefit available under your contract. If the owner or joint owner should die while the LWG II rider is in effect, an alternate death benefit amount will be calculated under the LWG II rider that can be taken in a




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lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your contract, and if you made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the contract. All other provisions of your contract's death benefit will apply.


Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The beneficiary's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.


We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the LWG II rider because
(1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the LWG II rider charge; or (3) the contract owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract, you may not make additional purchase payments under the contract.


DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE I


The Lifetime Withdrawal Guarantee I rider is no longer available for sale. The Lifetime Withdrawal Guarantee I rider is identical to the Lifetime Withdrawal Guarantee II, with the exceptions described below.


TOTAL GUARANTEED WITHDRAWAL AMOUNT. The maximum Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee I rider is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the account value.


REMAINING GUARANTEED WITHDRAWAL AMOUNT. The maximum Remaining Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee I rider is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in




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the same proportion that the withdrawal reduces the account value.


COMPOUNDING INCOME AMOUNT. If you elect the Lifetime Withdrawal Guarantee I rider, on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) the tenth contract anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase. On the other hand, if you elect the Single Life version of the LWG II rider, beginning with the contract anniversary following the date you reach age 63, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) 5 years. If you elect the Joint Life version of the LWG II rider, beginning with the contract anniversary following the date the younger spouse reaches age 66, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase on each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) 5 years.


ANNUAL BENEFIT PAYMENT. Under the Lifetime Withdrawal Guarantee I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. By contrast, the Withdrawal Rate under the Lifetime Withdrawal Guarantee II varies depending on whether the Single Life or Joint Life version is elected and the age at which the first withdrawal is made. (See "Description of the Lifetime Withdrawal Guarantee II - Annual Benefit Payment" above.)


AUTOMATIC ANNUAL STEP-UP. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. Automatic Annual Step-Ups may occur on each contract anniversary prior to the owner's 86th birthday.


RIDER CHARGE. The charge for the Lifetime Withdrawal Guarantee I rider is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Expenses - Guaranteed Withdrawal Benefit - Rider Charge").


AGE AND OTHER PURCHASE REQUIREMENTS. You could only elect the Single Life version of the Lifetime Withdrawal Guarantee I rider if the owner or oldest joint owner (or the annuitant, if the owner is a non-natural person) was at least 60 years old on the date the contract was issued. You could only elect the Joint Life version of the Lifetime Withdrawal Guarantee I rider if: (1) the contract was owned by joint owners who are spouses and (2) both joint owners were at least 63 years old on the date the contract was issued. Because of the requirement that the contract be owned by joint owners, the Joint Life version of the Lifetime Withdrawal Guarantee I rider could only be purchased with Non-Qualified Contracts.


TERMINATION. The Lifetime Withdrawal Guarantee I rider will not terminate upon a change of the primary beneficiary.


INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee I rider, you are limited to allocating your purchase payments and account value among the following investment portfolios:


     (a)    the MetLife Defensive Strategy Portfolio


    (b)    the MetLife Moderate Strategy Portfolio


    (c)    the MetLife Balanced Strategy Portfolio


    (d)    the MetLife Growth Strategy Portfolio


    (e)    the American Funds Moderate Allocation Portfolio


    (f)    the American Funds Balanced Allocation Portfolio


    (g)    the American Funds Growth Allocation Portfolio


    (h)    the SSgA Growth and Income ETF Portfolio


    (i)    the SSgA Growth ETF Portfolio


    (j)    the BlackRock Money Market Portfolio.


You may also elect to participate in the DCA or EDCA programs, provided that your destination investment




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



portfolios are one or more of the above listed investment portfolios.



DESCRIPTION OF THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT


BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum TOTAL amount of money that you are guaranteed to receive over time under the Enhanced GWB rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus the GWB Bonus Amount. At any subsequent point in time, the BENEFIT BASE is the remaining amount of money that you are guaranteed to receive through withdrawals under the Enhanced GWB rider. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your account value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.


The Benefit Base is equal to:


o  Your initial purchase payment, increased by the 5% GWB Bonus Amount;


o  Increased by each subsequent purchase payment, and by the 5% GWB Bonus
     Amount;



o Reduced dollar for dollar by Benefits Paid, which are withdrawals (including any applicable withdrawal charge) and amounts applied to an annuity option (currently, you may not apply amounts less than your entire account value to an annuity option); and



o If a Benefit Paid from your contract is not payable to the contract owner or the contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), or results in cumulative Benefits Paid for the current contract year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the account value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your account value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.



(See section D of Appendix E for examples of how withdrawals affect the Benefit Base.)



ANNUAL BENEFIT PAYMENT. The ANNUAL BENEFIT PAYMENT is the maximum amount of your Benefit Base you may withdraw each contract year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB WITHDRAWAL RATE (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.



MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the guarantees of this rider, your annual withdrawals (including any applicable withdrawal charge) cannot exceed the Annual Benefit Payment each contract year. If a withdrawal from your contract does result in annual withdrawals during a contract year (including any applicable withdrawal charge) exceeding the Annual Benefit Payment, or if the withdrawal is not payable to the contract owner or the contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your account value after the decrease for the withdrawal (including any applicable withdrawal charge) multiplied by the GWB Withdrawal Rate. This reduction may be significant. Furthermore, because the GWB rider charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an excess withdrawal results in an increase in the cost of the rider relative to the benefits you will receive.


(See sections E and F of Appendix E for examples of how withdrawals and subsequent purchase payments affect the Annual Benefit Payment.)



You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.



REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section

401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual

Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit

Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount may exceed your Annual Benefit Payment; if such withdrawals exceed your Annual Benefit Payment, the Annual Benefit Payment will be recalculated and may be reduced. YOU MUST BE ENROLLED ONLY IN THE
                                                              ----
AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.



GUARANTEED WITHDRAWAL AMOUNT. We assess the GWB rider charge as a percentage of the GUARANTEED WITHDRAWAL AMOUNT, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the GWB rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.



OPTIONAL RESET. At any contract anniversary prior to the 86th birthday of the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person), you may elect an Optional Reset. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.


An Optional Reset will:


o Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the account value on the date of the reset;



o Reset your Annual Benefit Payment equal to the account value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and



o Reset the Enhanced GWB rider charge equal to the then current level we charge for the same rider at the time of the reset, up to the maximum charge of 1.00% (0.95% for contracts issued before July 16, 2007).


You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your account value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person).


We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing to our Annuity Service Center) before the applicable contract anniversary. The Optional Reset will take effect on the next contract anniversary following our receipt of your written request.


If you elect Automatic Annual Resets, a reset will occur automatically on any contract anniversary if: (1) your account value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the contract anniversary is prior to the 86th birthday of the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.


In the event that the charge applicable to contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), prior to the contract anniversary on which a reset may otherwise occur. If you discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and you may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)


It is possible to elect a one-time Optional Reset when the account value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the the account value is smaller than the Guaranteed Withdrawal Amount.) If you elect a one-time Optional Reset when the account value before the reset was less than the Guaranteed Withdrawal Amount, you would lock in a higher Benefit Base, which would increase the total amount you are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which you could make those withdrawals. However, you would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your account value is smaller than the Guaranteed Withdrawal Amount only if you are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, you should only elect a one-time Optional Reset when your account value is larger than the Guaranteed Withdrawal Amount.


Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge you are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).


For contracts issued prior to July 16, 2007, you may elect an Optional Reset
-------------------------------------------
beginning with the third contract anniversary (as long as it is prior to the owner's 86th birthday) and at any subsequent contract anniversary prior to the owner's 86th birthday, as long as it has been at least three years since the last Optional Reset. Automatic Annual Resets are not available.


CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Service Center) during the 90-day period following your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. If you cancel the Enhanced GWB rider, you may not re-elect it.



TERMINATION OF THE ENHANCED GWB RIDER. The Enhanced GWB rider will terminate upon the earliest of:


(1)    the date you make a full withdrawal of your account value;


(2)    the date you apply all of your account value to an annuity option;



(3) the date there are insufficient funds to deduct the Enhanced GWB rider charge from your account value (whatever account value is available will be applied to pay the annual Enhanced GWB rider charge);


(4) the date we receive due proof of the owner's death and a beneficiary claim form, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 85 years old, or the annuitant dies if the owner is a non-natural person; note: (a) if the spouse elects to continue the contract (so long as the spouse is less than 85 years old and the Enhanced GWB rider is in effect at the time of continuation), all terms and conditions of the Enhanced GWB rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the owner's death and a beneficiary claim form (from certain beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB rider charge until we receive this information;




(5) a change of the owner or joint owner (or the annuitant if the owner is a non-natural person) for any reason;



(6)    the effective date of the cancellation of the rider; or


(7)    the termination of your contract.


ADDITIONAL INFORMATION. If you take a full withdrawal of your account value and the withdrawal does not exceed the Annual Benefit Payment, or your account value is reduced to zero because you do not have a sufficient account value to pay the GWB rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the owner or joint owner (or to the annuitant if the owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the joint owner (or the annuitant if the owner is a non-natural person) should die while these payments are being made, your beneficiary will receive these payments. No other death benefit will be paid.


If the owner or joint owner (or the annuitant if the owner is a non-natural person) should die while the Enhanced GWB rider is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB rider.


If the beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.


We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Enhanced GWB rider because (1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the GWB rider charge; or (3) the contract owner or joint owner (or the annuitant, if the owner is a non-natural person) dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 85 years old, you may not make additional purchase payments under the contract.


DESCRIPTION OF THE GUARANTEED WITHDRAWAL BENEFIT I



The GWB I rider is no longer available for sale.


The GWB I rider is the same as the Enhanced GWB rider described above with the following differences: (1) there is no favorable treatment of required minimum distributions; (2) the GWB I rider charge continues even if your Benefit Base equals zero; (3) you may only elect the Optional Reset once every five contract years, as described below; (4) the GWB I rider charge is 0.50% and the maximum GWB I rider charge upon an Optional Reset is 0.95%; and (5) you do not have the ability to cancel the rider following your fifth contract anniversary.



OPTIONAL RESET. Starting with the fifth contract anniversary (as long as it is prior to the owner's 86th birthday), you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. We must receive your request in writing within a 30-day period prior to that contract anniversary. You may elect an Optional Reset at any subsequent contract anniversary as long as it has been at least five years since the last Optional Reset and it is prior to the owner's 86th birthday.


GUARANTEED MINIMUM ACCUMULATION BENEFIT



The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale.



The GMAB guarantees that your account value will not be less than a minimum amount at the end of a specified number of years (the "Rider Maturity Date"). If your account value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your account value so that it is equal to the guaranteed amount.



If you have elected the GMAB rider, we require you to allocate your purchase payments and all of your account value to one of the MetLife Asset Allocation
                                          ---
Program portfolios available in your contract (the MetLife Aggressive Strategy and the MetLife Growth Strategy Portfolios are not available for this purpose). You may also allocate purchase payments to the EDCA program, provided that your destination portfolio is the available Asset Allocation Portfolio that you have chosen.No transfers are permitted while this rider is in effect. The MetLife Asset Allocation Program portfolio you choose will determine the percentage of purchase payments that equals the guaranteed amount. The MetLife Asset Allocation Program portfolios available if you chose the GMAB rider, the percentage of purchase payments that determines the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:





                         Guaranteed
                           Amount           Years to
                       (% of Purchase         Rider
Portfolio                 Payments)       Maturity Date
-------------------   ----------------   --------------
MetLife Defensive
Strategy Portfolio    130%               10 years
MetLife Moderate
Strategy Portfolio    120%               10 years
MetLife Balanced
Strategy Portfolio    110%               10 years



For more information about the MetLife Asset Allocation Program portfolios, please see "Investment Options -

Description of the MetLife Asset Allocation Program" and the prospectus for the MetLife Asset Allocation Program portfolios.


This benefit is intended to protect you against poor investment performance during the accumulation phase of your contract. You may not have this benefit and a GMIB or GWB rider in effect at the same time.


BENEFIT DESCRIPTION. The GMAB rider guarantees that at the Rider Maturity Date, your account value will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the contract (the "GMAB Eligibility Period"), less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the MetLife Asset Allocation Program portfolio you selected. This guaranteed amount is the "GUARANTEED ACCUMULATION AMOUNT." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount for your contract that is shown on your contract schedule page (currently $5 million). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal of account value during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments you make AFTER the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making purchase payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your account value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.


On your contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the purchase payment (subject to the limit described above) depending on which MetLife Asset Allocation Program portfolio you have selected. When you make a withdrawal from the contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the total account value.


     EXAMPLE:


   Assume your account value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the contract. The withdrawal amount is 10% of the account value. Therefore, after the withdrawal, your account value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).


The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is not used to calculate any benefits under the contract prior to the Rider Maturity Date.



At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your contract's account value to its Guaranteed Accumulation Amount. If the account value is less than the Guaranteed Accumulation Amount, we will contribute to your account value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the MetLife Asset Allocation Program portfolio you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA account).



If your account value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your account value. The GMAB rider terminates at the Rider Maturity Date. We will not deduct the GMAB rider charge after that date, and the related investment requirements and restrictions will no longer apply.


If your account value is reduced to zero for any reason other than a full withdrawal of the account value or application of the entire account value to an annuity option, but your contract has a positive Guaranteed Accumulation Amount remaining, the contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient account value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the account value.


Purchase payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if purchase payments made during the 120 day

GMAB Eligibility Period lose significant value, if the account value, which includes all purchase payments, is equal to or greater than the Guaranteed
         ---
Accumulation Amount, which is a percentage of your purchase payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you if you intend to make additional purchase payments after the GMAB Eligibility Period.


     EXAMPLE:



   Assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Balanced Strategy Porfolio. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 purchase payment). Assume that at the Rider Maturity Date, your account value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 - $0 = $11,000).


   In contrast, assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Balanced Strategy Porfolio. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your account value is $0. Assume that you decide to make one purchase payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your purchase payment and the Rider Maturity Date. Consequently, your account value is $11,000. We would not pay a Guaranteed Accumulation Payment because the account value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000 ($11,000 - $11,000 = $0).



RIDER TERMINATION. The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your account value to an annuity option; and (5) the date of death of the owner or joint owner (or annuitant if the owner is a non-natural person), unless the beneficiary is the spouse of the owner and elects to continue the contract under the spousal continuation provisions of the contract.


Once the rider is terminated, the GMAB rider charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.


CANCELLATION. You have a one-time right to cancel this optional benefit to take effect on your fifth contract anniversary. We must receive your request in writing within the 90-day period after your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.


GMAB AND DECEDENT CONTRACTS. The GMAB is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA contract (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) because, under tax rules, such contracts generally require distributions to commence by the end of the calendar year following the year of the owner's death and such distributions will have the effect of reducing the usefulness of the GMAB.

SUMMARY OF LIVING BENEFIT RIDERS

The chart below highlights certain differences among the living benefit riders. Please refer to the detailed descriptions above for specific information about the features, costs and restrictions associated with the riders.*





                                          INCOME                                         WITHDRAWAL
                                        GUARANTEES                                       GUARANTEES
                                                                               LIFETIME
                                                                              WITHDRAWAL              ENHANCED GWB
                              GMIB PLUS                 GMIB               GUARANTEE I & II             & GWB I
 LIFETIME INCOME        Yes (after waiting      Yes (after waiting         Yes (if first                  No
                              period)                 period)             withdrawal on or
                                                                         after age 59 1/2)
 BENEFIT RIDER                  Yes                     Yes                      No                       No
 INVOLVES
 ANNUITIZATION
 WITHDRAWALS                 Prior to                Prior to                   Yes                       Yes
 PERMITTED/1/              annuitization           annuitization
 WAITING PERIOD         Must wait 10 years      Must wait 10 years      None (age 59 1/2 for             None
                        to annuitize under      to annuitize under            lifetime
                          rider; Optional       rider; withdrawals          withdrawals)
                         Step-Up restarts            available
                          waiting period;           immediately
                            withdrawals
                             available
                            immediately
 RESET/STEP-UP                  Yes                     No                      Yes                       Yes
 MAY INVEST IN               Prior to                Prior to                   Yes                       Yes
 VARIABLE                  annuitization           annuitization
 INVESTMENT
 OPTIONS
 INVESTMENT                     Yes                     No                      Yes                       No
 ALLOCATION
 REQUIREMENTS
 ABILITY TO CANCEL     Yes, after 10 years,             No              Yes, at 5th, 10th &          Enhanced GWB
                                                                                                 ---------------------
 RIDER                   can take lump-sum                                 15th contract         only: Yes, within 90
                         option under the                                   anniversary,            days after 5th
                          GPO provisions                                annually thereafter;           contract
                                                                            or, lump-sum              anniversary
                                                                          option under the
                                                                           GPA provisions
                                                                           after 15 years
 DEATH BENEFIT               Prior to                Prior to              Contract death         Ability to receive
                          annuitization,          annuitization,        benefit or alternate        Benefit Base in
                          contract death          contract death        rider death benefit       series of payments
                        benefit available/2/    benefit available/2/   available; ability to      instead of contract
                                                                         receive Remaining           death benefit
                                                                             Guaranteed
                                                                             Withdrawal
                                                                        Amount in series of
                                                                        payments instead of
                                                                           contract death
                                                                              benefit

                            INCOME                            WITHDRAWAL
                          GUARANTEES                          GUARANTEES
                                                      LIFETIME
                                                     WITHDRAWAL            ENHANCED GWB
                    GMIB PLUS       GMIB          GUARANTEE I & II           & GWB I
 CURRENT RIDER     0.95%         0.50%            LWG II: 1.25%         Enhanced GWB:
 CHARGES/3/                                   (Single Life version)     0.55%;
GWB I:
                                                 or 1.50% (Joint        0.50%
                                                Life version); LWG
                                                 I: 0.50% (Single
                                                 Life version) or
                                                0.70% (Joint Life
                                                     version)



--------

* For a description of the Guaranteed Minimum Accumulation Benefit rider, please see "Living Benefits" above.


(1) Withdrawals will reduce the living and death benefits and account value.


(2) If the contract is annuitized, annuity payments may be guaranteed for a certain period of time (depending on the annuity option selected) and therefore payable upon death of the annuitant. See "Annuity Payments (The Income Phase)" and the rider descriptions for more information.


(3) Certain rider charges may increase upon an Optional Step-Up or Optional Reset. Generally, rider charges are assessed as a percentage of the guaranteed benefit rather than account value. For example, the charge for GMIB Plus is 0.95% of the Income Base. See the "Expenses" section and the individual rider descriptions for more information.

8. PERFORMANCE


We periodically advertise subaccount performance relating to the investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including certain death benefit rider charges) and the investment portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge, or applicable optional rider charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges (including certain death benefit rider charges), account fee, withdrawal charges, applicable optional rider charges, and the investment portfolio expenses.


For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.


In addition, the performance for the investment portfolios may be shown for the period commencing from the inception date of the investment portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.


We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.


We may advertise the living benefit and death benefit riders using illustrations showing how the benefit works with historical performance of specific investment portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying investment portfolios.


You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.




9. DEATH BENEFIT

UPON YOUR DEATH


If you die during the accumulation phase, we will pay a death benefit to your beneficiary(ies). The Principal Protection is the standard death benefit for your contract. At the time you purchase the contract, you can select the optional Annual Step-Up death benefit rider. If you are 80 years old or older at the effective date of your contract, you are not eligible to select the optional death benefit rider. For contracts issued prior to May 1, 2004, the Annual Step-Up is the standard death benefit for your contract. The death benefits are described below. Check your contract and riders for the specific provisions applicable. The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order.


If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.


If a non-natural person owns the contract, then the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the oldest owner will be used to determine the death benefit amount.


STANDARD DEATH BENEFIT - PRINCIPAL PROTECTION


The death benefit will be the greater of:


(1)    the account value; or


(2) total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal.


If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection




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(2) will be changed to provide as follows: "the account value as of the effective date of the change of owner, increased by purchase payments received after the date of the change of owner, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date."


In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.


(See Appendix F for examples of the Principal Protection death benefit rider.)


OPTIONAL DEATH BENEFIT - ANNUAL STEP-UP


If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:


(1)    the account value; or


(2) total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal; or


(3)    the highest anniversary value, as defined below.


On the date we issue the contract, the highest anniversary value is equal to your initial purchase payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the account value on the date of the recalculation.


If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:


o Subsection (2) is changed to provide: "The account value as of the effective date of the change of owner, increased by purchase payments received after the date of change of owner, and reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date;" and


o for subsection (3), the highest anniversary value will be recalculated to equal your account value as of the effective date of the change of owner.


In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit is equal to the greatest of (1), (2) or (3).


(See Appendix F for examples of the Annual Step-Up death benefit rider.)


GENERAL DEATH BENEFIT PROVISIONS


The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.


If the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law generally allows distributions to begin by the year in which the annuitant would have reached 70 1/2 (which may be more or less than five years after the annuitant's death).


A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within five years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.


We may also offer a payment option, for both non-tax qualified contracts and certain tax qualified contracts, under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may choose any optional death benefit available under the new contract. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. (See "Federal Income Tax Status.") To the extent permitted under the tax law, and in accordance with our procedures,




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your designated beneficiary is permitted under our procedures to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other tax qualified or non-tax qualified contracts, depending on which type of contract you own, held in the name of the decedent. Any such additional purchase payments would be subject to applicable withdrawal charges. Your beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.


If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death.


If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the time of the owner's death. Upon the death of the owner or a joint owner during the income phase, the beneficiary becomes the owner.


SPOUSAL CONTINUATION


If the primary beneficiary is the spouse of the owner, upon the owner's death, the beneficiary may elect to continue the contract in his or her own name. Upon such election, the account value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the owner. Any excess of the death benefit amount over the account value will be allocated to each applicable investment portfolio and/or the fixed account in the ratio that the account value in the investment portfolio and/or the fixed account bears to the total account value. The terms and conditions of the contract that applied prior to the owner's death will continue to apply, with certain exceptions described in the contract.


For purposes of the death benefit on the continued contract, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit, which may include a highest anniversary value (depending on whether you elected an optional death benefit), are reset on the date the spouse continues the contract.


Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs (see "Federal Income Tax Status").


Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse. Accordingly, a purchaser who has or is contemplating a civil union or same sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the contract owner under the Joint Life version of the Lifetime Withdrawal Guarantee (see "Living Benefits - Guaranteed Withdrawal Benefits").


DEATH OF THE ANNUITANT


If the annuitant, not an owner or joint owner, dies during the accumulation phase, you automatically become the annuitant. You can select a new annuitant if you do not want to be the annuitant (subject to our then-current underwriting standards). However, if the owner is a non-natural person (for example, a corporation or a trust), then the death of the primary annuitant will be treated as the death of the owner, and a new annuitant may not be named.


Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.


CONTROLLED PAYOUT


You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify




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your election. The Controlled Payout is only available to Non-Qualified
Contracts (see "Federal Income Tax Status").




10. FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.


When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money, generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "Qualified Contract." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.


If your annuity is independent of any formal retirement or pension plan, it is termed a "Non-Qualified Contract."


Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


TAXATION OF NON-QUALIFIED CONTRACTS


NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.


The following discussion generally applies to Non-Qualified Contracts owned by natural persons.


WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.


In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


It is conceivable that certain benefits or the charges for certain benefits such as any of the guaranteed death benefits and certain living benefits (E.G., the GWB or GMAB riders), could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



The tax treatment of withdrawals under a Guaranteed Withdrawal Benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base at the time of the withdrawal, if greater than the account value. This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the gross account value rather than the Benefit Base at the time of the withdrawal to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GWB exceeds the gross account value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted




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withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.

We reserve the right to change our tax reporting practices if we determine that they are not in accordance with IRS guidance (whether formal or informal).


ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:


o  made on or after the taxpayer reaches age 59 1/2;


o  made on or after the death of an owner;


o  attributable to the taxpayer's becoming disabled;


o made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or


o under certain immediate income annuities providing for substantially equal payments made at least annually.


Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.


ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax adviser as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated. Once the investment in the contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.


The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed account and variable investment portfolios, as well as transfers between investment portfolios after the annuity starting date. Consult your tax adviser.


TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.


See the Statement of Additional Information as well as "Death Benefit - General Death Benefit Provisions" in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.


TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.


WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.




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MULTIPLE CONTRACTS. The tax law provides that deferred annuities issued after
October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax adviser.


OWNERSHIP OF THE INVESTMENTS. In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.


FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."


TAXATION OF QUALIFIED CONTRACTS


The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.


INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2009, $5,000 plus, for an owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract (and appropriate IRA tax endorsements) have not yet been submitted to the IRS for review and approval as to form. Such approval is not required to constitute a valid Traditional IRA or SIMPLE IRA. Such approval does not constitute an IRS endorsement of the investment options and benefits offered under the contract. Traditional IRAs/SEPs, SIMPLE IRAs and Roth IRAs may not invest in life insurance. The contract may provide death benefits that could exceed the greater of premiums paid or the account balance. The final required minimum distribution income tax regulations generally treat such benefits as part of the annuity contract and not as life insurance and require the value of such benefits to be included in the participant's interest that is subject to the required minimum distribution rules.


SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $11,500 for 2009. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income




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tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2
(subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments or the account value.


TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.


Income tax regulations issued in July 2007 will require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and (c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.


The regulations are generally effective for taxable years beginning after December 31, 2008. However, certain aspects, including a proposed prohibition on use of new life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective. Please note that, in light of the regulations, this contract is not available for purchase via a "90-24" transfer. If your contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax adviser prior to making additional purchase payments.


Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event such as after a fixed number of years, the attainment of a stated age, or disability. This new withdrawal restriction is applicable for tax sheltered annuity contracts issued on or after January 1, 2009.


SECTION 457(B) PLANS. An eligible 457(b) plan, while not actually a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.


SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation




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employers using a contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.


OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.


Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of account value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. (See "Living Benefits.")


The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.


Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first required minimum distribution payment by April 1, 2009. In contrast, if your first required minimum distribution would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 required minimum distribution is due by December 31, 2010. For after-death required minimum distributions, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This required minimum distribution waiver does not apply if you are receiving annuitized payments under your contract. The required minimum distribution rules are complex, so consult with your tax advisor before waiving your 2009 required minimum distribution payment.


Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.


"Eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:


o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made.

     This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.


o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.


o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.


A payee should consult with his or her own tax adviser prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.


FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.


GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.


PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


TAX BENEFITS RELATED TO THE ASSETS OF THE SEPARATE ACCOUNT


We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to contract owners because we are the owner of the assets from which the tax benefits are derived.


POSSIBLE TAX LAW CHANGES


Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. We will notify you of any changes to your contract. Consult a tax adviser with respect to legislative developments and their effect on the contract.


We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

11. OTHER INFORMATION

FIRST METLIFE INVESTORS


First MetLife Investors is a stock life insurance company that was organized under the laws of the State of New York on December 31, 1992, as First Xerox Life Insurance Company. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased First Xerox Life Insurance Company, which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent of General American Life Insurance Company. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc., the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. First MetLife Investors is licensed to do business only in the State of New York.


For contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that First MetLife Investors will have sufficient funds to meet obligations under the contracts. In the event an owner of such a contract presents a legitimate claim for payment, General American Life Insurance Company will pay such claim directly to the contract owner if First MetLife Investors is unable to make such payment. This guarantee is enforceable by such contract owners against General American Life Insurance Company directly without any requirement that contract owners first file a claim against First MetLife Investors. The guarantee agreement is binding on General American Life Insurance Company, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life Insurance Company's rating. With respect to the guarantee, General American Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.


We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


THE SEPARATE ACCOUNT


We have established a SEPARATE ACCOUNT, First MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.


The assets of the Separate Account are held in First MetLife Investors' name on behalf of the Separate Account and legally belong to First MetLife Investors. The Separate Account is subject to the laws of the State of New York. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business First MetLife Investors may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts First MetLife Investors may issue.


We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.


The amount of the guaranteed death benefit that exceeds the account value is paid from our general account. In addition, portions of the contract's guaranteed living benefits payable may exceed the amount of the account value and be paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of First MetLife Investors.


DISTRIBUTOR


We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.


Distributor, and in certain cases, we, have entered into selling agreements with other selling firms for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.


Certain investment portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the investment portfolios. (See "Fee Tables and Examples - Investment Portfolio Expenses" and the fund prospectuses.) These payments range up to 0.25% of Separate Account assets invested in the particular investment portfolio.


SELLING FIRMS


As noted above, Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under "Additional Compensation for Selected Selling Firms"). These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.


COMPENSATION PAID TO SELLING FIRMS. We and Distributor pay compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional purchase payments by selling firms is 7% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1.20% of account value (less purchase payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as "annuity payments"). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.


Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.


ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor have entered into distribution arrangements with certain selected selling firms. Under these arrangements we and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable insurance contracts (including the contracts). Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our variable insurance contracts (including account values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. We and Distributor have entered into such distribution agreements with selling firms identified in the Statement of Additional Information.


The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative. (See the Statement of Additional Information - "Distribution" for a list of selling firms that received compensation during 2008, as well as the range of additional compensation paid.)


As described above in "Investment Options," certain investment portfolios offered in the contracts compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. These payments are based on a percentage of assets allocated to the portfolio. Pursuant to agreements with A.G. Edwards, we pay to them a percentage amount equal to all or a portion of these payments, and we pay similar percentage fees on assets allocated to certain portfolios of affiliated investment portfolios. As a result of these arrangements, A.G. Edwards may have an incentive to recommend to its customers the purchase of the contracts for which we pay amounts with respect to the investment portfolios. The fees may vary from investment portfolio to portfolio and they may be significant. It is conceivable that A.G. Edwards may have an incentive to recommend to customers, in connection with any A.G. Edwards asset allocation program, that they allocate purchase payments and account value to the investment portfolios that result in payment of amounts or payment of higher amounts. During 2008, the percentage fees ranged from 0.05% to 0.25%. For more information about the nature and extent of these fees, you should ask your A.G. Edwards registered representative.


REQUESTS AND ELECTIONS


We will treat your request for a contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a purchase payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract.


Requests for service may be made:


o  Through your registered representative


o By telephone at (888) 562-2027, between the hours of 7:30AM and 5:30PM Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday


o  In writing to our Annuity Service Center


o  By fax at (515) 457-4400 or


o  By Internet at www.metlifeinvestors.com


All other requests must be in written form, satisfactory to us.


A request or transaction generally is considered in GOOD ORDER if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your registered representative before submitting the form or request.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.


CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


OWNERSHIP


OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.


These rights include the right to:


o  change the beneficiary.


o change the annuitant before the annuity date (subject to our underwriting and administrative rules).


o  assign the contract (subject to limitation).


o  change the payment option.


o exercise all other rights, benefits, options and privileges allowed by the contract or us.


The owner is as designated at the time the contract is issued, unless changed. Any change of owner is subject to our underwriting rules in effect at the time of the request.


JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.


BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).


ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base annuity payments. You can change the annuitant at any time prior to the annuity date, unless an owner is not a natural person. Any reference to annuitant includes any joint annuitant under an annuity option. The owner and the annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code or under a GMIB rider (see "Living Benefits - Guaranteed Income Benefits").


ASSIGNMENT. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.


If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.


LEGAL PROCEEDINGS


In the ordinary course of business, First MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, First MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of First MetLife Investors to meet its obligations under the contracts.


FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Separate Account have been included in the SAI. The financial statements of General American Life have also been included in the SAI.



TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


     Company

     Independent Registered Public Accounting Firm

     Additional Information

     Custodian

     Distribution

     Calculation of Performance Information

     Annuity Provisions

     Tax Status of the Contracts

     Condensed Financial Information

     Financial Statements^^

APPENDIX A
CONDENSED FINANCIAL INFORMATION


The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2008. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. Chart 1 presents accumulation unit values for the lowest possible combination of separate account product charges and death benefit rider charges. Chart 2 presents accumulation unit values for the highest possible combination of such charges. The SAI contains the accumulation unit values for all other possible combinations of separate account product charges and death benefit rider charges. (See "Cover Page" for how to obtain a copy of the SAI.)



CHART 1





                                    1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 AIM VARIABLE INSURANCE FUNDS
 AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT (SERIES II)
   05/01/2004                             to  12/31/2004       15.412506         18.206389             0.0000
   01/01/2005                             to  12/31/2005       18.206389         21.153435           171.9118
   01/01/2006                             to  12/31/2006       21.153435         26.702840         1,399.7866
   01/01/2007                             to  12/31/2007       26.702840         30.154803         1,334.0664
   01/01/2008                             to  12/31/2008       30.154803         17.700900         1,394.2519
=============                            ==== ==========       =========         =========       ============
 FIDELITY (Reg. TM) VARIABLE INSURANCE PRODUCTS
 VIP EQUITY-INCOME SUB-ACCOUNT (SERVICE CLASS 2)
   05/01/2004                             to  12/31/2004       48.855332         53.347764             0.0000
   01/01/2005                             to  12/31/2005       53.347764         55.594101             0.0000
   01/01/2006                             to  12/31/2006       55.594101         65.814753             0.0000
   01/01/2007                             to  12/31/2007       65.814753         65.786706             0.0000
   01/01/2008                             to  12/31/2008       65.786706         37.133706             0.0000
=============                            ==== ==========       =========         =========       ============
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT (CLASS 2)
   05/01/2004                             to  12/31/2004       22.865318         26.352621         1,237.5188
   01/01/2005                             to  12/31/2005       26.352621         28.658472         1,045.8082
   01/01/2006                             to  12/31/2006       28.658472         34.356122         1,913.4815
   01/01/2007                             to  12/31/2007       34.356122         39.151600         1,621.6677
   01/01/2008                             to  12/31/2008       39.151600         23.040143         1,639.6350
=============                            ==== ==========       =========         =========       ============
 MET INVESTORS SERIES TRUST
 AMERICAN FUNDS BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
   11/10/2008                             to  12/31/2008        7.049454          7.016504       411,239.0406
=============                            ==== ==========       =========         =========       ============
 AMERICAN FUNDS GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
   11/10/2008                             to  12/31/2008        6.453679          6.364205       287,357.0685
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                     1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                   NUMBER OF
                                                             ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT          UNITS
                                                             BEGINNING OF         END OF         OUTSTANDING AT
                                                                PERIOD            PERIOD         END OF PERIOD
                                                           ---------------   ---------------   -----------------
 AMERICAN FUNDS MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
   11/10/2008                             to  12/31/2008        7.655160          7.690677         116,299.1865
=============                            ==== ==========       =========         =========         ============
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       12.499406         14.361086          31,366.5214
   01/01/2006                             to  12/31/2006       14.361086         19.503665          34,475.1049
   01/01/2007                             to  12/31/2007       19.503665         16.361582          31,392.6357
   01/01/2008                             to  12/31/2008       16.361582          9.419490          39,415.1516
=============                            ==== ==========       =========         =========         ============
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. - ALLIANCEBERNSTEIN REAL ESTATE
  INVESTMENT SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004       15.206781         20.864603             600.7221
   01/01/2005                             to  04/30/2005       20.864603         20.017625               0.0000
=============                            ==== ==========       =========         =========         ============
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
   04/30/2007                             to  12/31/2007       17.746898         15.756529          25,194.9431
   01/01/2008                             to  12/31/2008       15.756529          9.595726          29,973.0320
=============                            ==== ==========       =========         =========         ============
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004       12.771613         14.819977               0.0000
   01/01/2005                             to  12/31/2005       14.819977         16.060762               0.0000
   01/01/2006                             to  12/31/2006       16.060762         18.171642               0.0000
   01/01/2007                             to  04/27/2007       18.171642         19.761608               0.0000
=============                            ==== ==========       =========         =========         ============
 LEGG MASON PARTNERS AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        6.611150          7.189929          45,289.7138
   01/01/2005                             to  12/31/2005        7.189929          8.060860          46,266.5427
   01/01/2006                             to  12/31/2006        8.060860          7.818713          55,271.3763
   01/01/2007                             to  12/31/2007        7.818713          7.892126          73,224.2320
   01/01/2008                             to  12/31/2008        7.892126          4.747779          90,722.1279
=============                            ==== ==========       =========         =========         ============
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       10.422245         11.180916           8,162.3687
   01/01/2007                             to  12/31/2007       11.180916         10.383877          23,469.5053
   01/01/2008                             to  12/31/2008       10.383877          4.651552          43,034.6641
=============                            ==== ==========       =========         =========         ============
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY METROPOLITAN SERIES FUND, INC. - MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        7.729082          8.573655               0.0000
   01/01/2005                             to  12/31/2005        8.573655          9.047333               0.0000
   01/01/2006                             to  04/30/2006        9.047333          9.458778               0.0000
=============                            ==== ==========       =========         =========         ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       16.137459         17.204948        57,846.7109
  01/01/2005    to  12/31/2005       17.204948         17.236958        64,115.2188
  01/01/2006    to  12/31/2006       17.236958         18.571397        67,543.0854
  01/01/2007    to  12/31/2007       18.571397         19.530893        78,702.6942
  01/01/2008    to  12/31/2008       19.530893         15.691614        79,041.7479
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) VARIABLE INSURANCE TRUST - MFS (Reg. TM) HIGH INCOME
SUB-ACCOUNT (SERVICE CLASS))
  05/01/2004    to  12/31/2004       14.558790         15.650668         1,305.6127
  01/01/2005    to  04/30/2005       15.650668         15.157397             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY FIDELITY VARIABLE INSURANCE PRODUCTS - HIGH INCOME SUB-ACCOUNT (SERVICE
CLASS 2))
  05/01/2004    to  12/31/2004       16.605671         17.886929             0.0000
  01/01/2005    to  04/30/2005       17.886929         17.207436             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       43.242312         47.937816        19,815.5006
  01/01/2005    to  12/31/2005       47.937816         48.925372        25,855.7185
  01/01/2006    to  12/31/2006       48.925372         56.884355        31,167.4647
  01/01/2007    to  12/31/2007       56.884355         58.235221        40,242.1825
  01/01/2008    to  12/31/2008       58.235221         36.597630        36,745.9805
============   ==== ==========       =========         =========        ===========
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       20.314331         23.683379         1,830.7054
  01/01/2005    to  12/31/2005       23.683379         25.259591         3,650.8138
  01/01/2006    to  12/31/2006       25.259591         27.970108         5,848.3340
  01/01/2007    to  12/31/2007       27.970108         27.772461         4,265.9226
  01/01/2008    to  12/31/2008       27.772461         16.783283         6,321.8007
============   ==== ==========       =========         =========        ===========
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A)
  05/01/2006    to  12/31/2006       15.099210         14.937184             0.0000
  01/01/2007    to  12/31/2007       14.937184         16.500598             0.0000
  01/01/2008    to  12/31/2008       16.500598          9.341744             0.0000
============   ==== ==========       =========         =========        ===========
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS E)
  04/30/2007    to  12/31/2007       15.483262         16.193114             0.0000
  01/01/2008    to  12/31/2008       16.193114          9.155475             0.0000
============   ==== ==========       =========         =========        ===========
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS E)
  (FORMERLY AIM VARIABLE INSURANCE FUNDS - AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
(SERIES II))
  05/01/2004    to  12/31/2004       19.834903         21.251446             0.0000
  01/01/2005    to  12/31/2005       21.251446         22.777274             0.0000
  01/01/2006    to  12/31/2006       22.777274         23.845946             0.0000
  01/01/2007    to  04/27/2007       23.845946         25.440586             0.0000
============   ==== ==========       =========         =========        ===========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       11.448289         13.035149        35,121.4030
  01/01/2006    to  12/31/2006       13.035149         14.692143        40,863.1766
  01/01/2007    to  12/31/2007       14.692143         16.106871        53,558.2345
  01/01/2008    to  12/31/2008       16.106871          9.741028        58,364.8675
============   ==== ==========       =========         =========       ============
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) VARIABLE INSURANCE TRUST - MFS (Reg. TM) NEW DISCOVERY
SUB-ACCOUNT (SERVICE CLASS))
  05/01/2004    to  12/31/2004       13.823168         14.565940         2,036.8427
  01/01/2005    to  04/30/2005       14.565940         12.512507             0.0000
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008       13.520511          6.206168        63,514.2044
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - TEMPLETON DEVELOPING
MARKETS
  SECURITIES SUB-ACCOUNT (CLASS 2))
  05/01/2004    to  12/31/2004        6.960610          8.557905         2,159.3919
  01/01/2005    to  12/31/2005        8.557905         10.764717         4,614.5862
  01/01/2006    to  12/31/2006       10.764717         13.610871         6,165.7404
  01/01/2007    to  12/31/2007       13.610871         17.301248         3,863.5682
  01/01/2008    to  04/25/2008       17.301248         15.754412             0.0000
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.755208         11.208267        42,372.8417
  01/01/2005    to  12/31/2005       11.208267         12.880848        61,273.2139
  01/01/2006    to  12/31/2006       12.880848         16.092474        92,317.2322
  01/01/2007    to  12/31/2007       16.092474         17.994629       118,410.0148
  01/01/2008    to  12/31/2008       17.994629         10.236813       166,283.7362
============   ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        7.877115          8.370190       146,378.6929
  01/01/2005    to  12/31/2005        8.370190          8.651885       157,556.5445
  01/01/2006    to  12/31/2006        8.651885          9.190873       178,476.3395
  01/01/2007    to  12/31/2007        9.190873         10.367771       242,119.3956
  01/01/2008    to  12/31/2008       10.367771          5.532204       235,940.8881
============   ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.676306         12.110712        56,067.7304
  01/01/2005    to  12/31/2005       12.110712         12.223413        86,336.1715
  01/01/2006    to  12/31/2006       12.223413         12.611070       148,756.4576
  01/01/2007    to  12/31/2007       12.611070         13.388910       179,567.8656
  01/01/2008    to  12/31/2008       13.388910         13.269677       203,092.0821
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  (FORMERLY J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B))
  05/01/2004    to  11/19/2004       14.664335         15.152734         1,705.2254
============   ==== ==========       =========         =========       ============
 SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
  (FORMERLY CYCLICAL GROWTH AND INCOME EFT SUB-ACCOUNT (CLASS B))
  09/30/2005    to  12/31/2005       10.000000         10.132557             0.0000
  01/01/2006    to  12/31/2006       10.132557         11.174895         2,021.8365
  01/01/2007    to  12/31/2007       11.174895         11.625285         1,996.0055
  01/01/2008    to  12/31/2008       11.625285          8.599158         2,182.3586
============   ==== ==========       =========         =========       ============
 SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
  (FORMERLY CYCLICAL GROWTH ETF SUB-ACCOUNT (CLASS B))
  09/30/2005    to  12/31/2005       10.000000         10.170740             0.0000
  01/01/2006    to  12/31/2006       10.170740         11.430018        12,266.1157
  01/01/2007    to  12/31/2007       11.430018         11.915503        12,205.1631
  01/01/2008    to  12/31/2008       11.915503          7.883723        21,216.0998
============   ==== ==========       =========         =========       ============
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        6.284295          7.127233        88,995.1559
  01/01/2005    to  12/31/2005        7.127233          8.064495       112,366.2205
  01/01/2006    to  12/31/2006        8.064495          8.451316       136,354.3460
  01/01/2007    to  12/31/2007        8.451316          9.812864       150,844.7383
  01/01/2008    to  12/31/2008        9.812864          5.835734       177,415.6737
============   ==== ==========       =========         =========       ============
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.999476         14.345408        50,250.5819
  01/01/2005    to  12/31/2005       14.345408         16.352461        65,297.9291
  01/01/2006    to  12/31/2006       16.352461         18.261325        75,158.9668
  01/01/2007    to  12/31/2007       18.261325         17.479670        96,808.5121
  01/01/2008    to  12/31/2008       17.479670         12.107897       111,764.2505
============   ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.998932         10.482927         2,912.0502
  01/01/2006    to  12/31/2006       10.482927         12.009028        15,618.7333
  01/01/2007    to  12/31/2007       12.009028         11.557695        26,547.6108
  01/01/2008    to  12/31/2008       11.557695          7.311136        39,790.1763
============   ==== ==========       =========         =========       ============
 VAN KAMPEN MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004        8.812961          9.792630             0.0000
  01/01/2005    to  12/31/2005        9.792630         10.109348           833.6047
  01/01/2006    to  12/31/2006       10.109348         10.814428         1,419.9235
  01/01/2007    to  12/31/2007       10.814428         13.180398         1,581.1885
  01/01/2008    to  12/31/2008       13.180398          6.927322         1,775.7521
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
  11/19/2004    to  12/31/2004       45.644690         45.825002             0.0000
  01/01/2005    to  12/31/2005       45.825002         46.209352             0.0000
  01/01/2006    to  12/31/2006       46.209352         47.501189           560.7078
  01/01/2007    to  12/31/2007       47.501189         49.707922           297.8879
  01/01/2008    to  12/31/2008       49.707922         47.265989           275.6991
============   ==== ==========       =========         =========       ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.982136         10.094014        15,099.6542
  01/01/2006    to  12/31/2006       10.094014         10.417463        66,691.2808
  01/01/2007    to  12/31/2007       10.417463         10.777221       183,973.3062
  01/01/2008    to  12/31/2008       10.777221         10.914141       347,310.4572
============   ==== ==========       =========         =========       ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - MONEY MARKET SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004        9.999714          9.965778         3,168.1420
  01/01/2005    to  04/30/2005        9.965778          9.982068             0.0000
============   ==== ==========       =========         =========       ============
 BLACKROCK STRATEGIC VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       16.173123         18.207351           535.0006
  01/01/2005    to  12/31/2005       18.207351         18.675545           722.2320
  01/01/2006    to  12/31/2006       18.675545         21.466160           420.5532
  01/01/2007    to  12/31/2007       21.466160         20.405274           509.0443
  01/01/2008    to  12/31/2008       20.405274         12.375528           495.1218
============   ==== ==========       =========         =========       ============
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       10.632445         11.417835             0.0000
  01/01/2005    to  12/31/2005       11.417835         11.891041           475.2881
  01/01/2006    to  12/31/2006       11.891041         12.892189           811.4080
  01/01/2007    to  12/31/2007       12.892189         12.683697           909.0508
  01/01/2008    to  12/31/2008       12.683697          7.460889           959.7366
============   ==== ==========       =========         =========       ============
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS
B))
  05/01/2004    to  11/19/2004       14.953016         16.069205             0.0000
============   ==== ==========       =========         =========       ============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  05/01/2004    to  12/31/2004       11.077739         11.934370       132,380.2910
  01/01/2005    to  12/31/2005       11.934370         12.974739       162,033.6756
  01/01/2006    to  12/31/2006       12.974739         14.652624       195,254.4084
  01/01/2007    to  12/31/2007       14.652624         15.103332       264,485.2949
  01/01/2008    to  12/31/2008       15.103332          9.025430       298,264.5093
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        8.837372          9.791170             0.0000
  01/01/2005    to  12/31/2005        9.791170         10.089451         2,256.5897
  01/01/2006    to  12/31/2006       10.089451         10.927544         5,809.8236
  01/01/2007    to  12/31/2007       10.927544         11.251048         4,214.0993
  01/01/2008    to  12/31/2008       11.251048          6.517750         4,622.2069
============   ==== ==========       =========         =========       ============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.651722         10.496784        43,903.5479
  01/01/2005    to  12/31/2005       10.496784         11.764232        42,383.7329
  01/01/2006    to  12/31/2006       11.764232         11.905780        66,774.7781
  01/01/2007    to  12/31/2007       11.905780         13.089520        99,940.5098
  01/01/2008    to  12/31/2008       13.089520          8.198138       110,891.3827
============   ==== ==========       =========         =========       ============
 JULIUS BAER INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.974762         13.688306             0.0000
  01/01/2005    to  12/31/2005       13.688306         15.888294             0.0000
  01/01/2006    to  12/31/2006       15.888294         18.228676             0.0000
  01/01/2007    to  12/31/2007       18.228676         19.803643             0.0000
  01/01/2008    to  12/31/2008       19.803643         10.899186             0.0000
============   ==== ==========       =========         =========       ============
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       10.916137         11.731023       114,882.0079
  01/01/2006    to  12/31/2006       11.731023         13.338443       118,838.3237
  01/01/2007    to  12/31/2007       13.338443         13.820181       149,627.3899
  01/01/2008    to  12/31/2008       13.820181          8.558483       195,079.5409
============   ==== ==========       =========         =========       ============
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.228408         12.175379         2,520.8481
  01/01/2005    to  12/31/2005       12.175379         12.779031         5,629.8657
  01/01/2006    to  12/31/2006       12.779031         14.239431        19,761.8740
  01/01/2007    to  12/31/2007       14.239431         15.347357        12,961.2739
  01/01/2008    to  12/31/2008       15.347357          8.786128        13,464.6128
============   ==== ==========       =========         =========       ============
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY VIP GROWTH SUB-ACCOUNT (SERVICE CLASS 2))
  05/01/2004    to  12/31/2004       51.163633         53.195858         1,103.7349
  01/01/2005    to  12/31/2005       53.195858         55.400156         2,076.7910
  01/01/2006    to  04/30/2006       55.400156         57.897507             0.0000
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       12.470698         13.304023            0.0000
  01/01/2005    to  12/31/2005       13.304023         14.539868            0.0000
  01/01/2006    to  12/31/2006       14.539868         14.873344            0.0000
  01/01/2007    to  12/31/2007       14.873344         16.079665            0.0000
  01/01/2008    to  12/31/2008       16.079665         10.107218            0.0000
============   ==== ==========       =========         =========        ==========
 WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       18.835831         19.981733            0.0000
  01/01/2005    to  12/31/2005       19.981733         20.229636            0.0000
  01/01/2006    to  12/31/2006       20.229636         20.932602            0.0000
  01/01/2007    to  12/31/2007       20.932602         21.426045            0.0000
  01/01/2008    to  12/31/2008       21.426045         17.929098            0.0000
============   ==== ==========       =========         =========        ==========
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT HIGH YIELD SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  05/01/2004    to  12/31/2004       11.935368         12.947911            0.0000
  01/01/2005    to  12/31/2005       12.947911         13.308426          410.8740
  01/01/2006    to  12/31/2006       13.308426         14.333171        1,680.7392
  01/01/2007    to  12/31/2007       14.333171         14.643464        1,430.6591
  01/01/2008    to  12/31/2008       14.643464         11.055669        1,310.7109
============   ==== ==========       =========         =========        ==========
 PIMCO VIT LOW DURATION SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  05/01/2004    to  12/31/2004       12.162693         12.240853            0.0000
  01/01/2005    to  12/31/2005       12.240853         12.205636            0.0000
  01/01/2006    to  12/31/2006       12.205636         12.527669            0.0000
  01/01/2007    to  12/31/2007       12.527669         13.276772            0.0000
  01/01/2008    to  12/31/2008       13.276772         13.050080            0.0000
============   ==== ==========       =========         =========        ==========
 PIMCO VIT STOCKSPLUS GROWTH AND INCOME SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  05/01/2004    to  12/31/2004       12.047022         13.152821            0.0000
  01/01/2005    to  12/31/2005       13.152821         13.436290            0.0000
  01/01/2006    to  12/31/2006       13.436290         15.239325            0.0000
  01/01/2007    to  12/31/2007       15.239325         16.072867            0.0000
  01/01/2008    to  12/31/2008       16.072867          9.101523            0.0000
============   ==== ==========       =========         =========        ==========
 PUTNAM VARIABLE TRUST
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB)
  05/01/2004    to  12/31/2004       45.386183         49.298756            0.0000
  01/01/2005    to  12/31/2005       49.298756         51.208076            0.0000
  01/01/2006    to  12/31/2006       51.208076         58.591262            0.0000
  01/01/2007    to  12/31/2007       58.591262         54.338029            0.0000
  01/01/2008    to  12/31/2008       54.338029         32.878766            0.0000
============   ==== ==========       =========         =========        ==========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                     1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                    NUMBER OF
                                                             ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT           UNITS
                                                             BEGINNING OF         END OF         OUTSTANDING AT
                                                                PERIOD            PERIOD          END OF PERIOD
                                                           ---------------   ---------------   ------------------
 PUTNAM VT VISTA SUB-ACCOUNT (CLASS IB)
   05/03/2004                             to  12/31/2004       12.398267         14.133934                0.0000
   01/01/2005                             to  12/31/2005       14.133934         15.646903                0.0000
   01/01/2006                             to  12/31/2006       15.646903         16.287396                0.0000
   01/01/2007                             to  12/31/2007       16.287396         16.688285                0.0000
   01/01/2008                             to  12/31/2008       16.688285          8.969702                0.0000
=============                            ==== ==========       =========         =========        ==============
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   11/10/2008                             to  12/31/2008        7.854629          7.754319          449,895.1369
=============                            ==== ==========       =========         =========        ==============
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  (FORMERLY STRATEGIC GROWTH SUB-ACCOUNT (CLASS B))
   11/01/2006                             to  12/31/2006        9.929644         10.315577                0.0000
   01/01/2007                             to  12/31/2007       10.315577         11.076711           33,055.7693
   01/01/2008                             to  11/07/2008       11.076711          6.723418                0.0000
=============                            ==== ==========       =========         =========        ==============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
   11/10/2008                             to  12/31/2008        8.501971          8.451645        2,304,854.7788
=============                            ==== ==========       =========         =========        ==============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
  (FORMERLY STRATEGIC GROWTH AND INCOME SUB-ACCOUNT (CLASS B))
   11/01/2006                             to  12/31/2006        9.959644         10.201593                0.0000
   01/01/2007                             to  12/31/2007       10.201593         10.715653           32,652.2174
   01/01/2008                             to  11/07/2008       10.715653          7.381965                0.0000
=============                            ==== ==========       =========         =========        ==============
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       10.649911         11.183762          100,366.6768
   01/01/2007                             to  12/31/2007       11.183762         11.691964          270,552.0144
   01/01/2008                             to  12/31/2008       11.691964          9.157310          465,666.9282
=============                            ==== ==========       =========         =========        ==============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
   11/10/2008                             to  12/31/2008        8.204189          8.120740        1,475,340.1023
=============                            ==== ==========       =========         =========        ==============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
  (FORMERLY STRATEGIC CONSERVATIVE GROWTH SUB-ACCOUNT (CLASS B))
   11/01/2006                             to  12/31/2006        9.949644         10.237889           11,234.8786
   01/01/2007                             to  12/31/2007       10.237889         10.907693           31,971.9828
   01/01/2008                             to  11/07/2008       10.907693          6.969094                0.0000
=============                            ==== ==========       =========         =========        ==============
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       11.061525         11.630632          563,015.5831
   01/01/2007                             to  12/31/2007       11.630632         12.192163          776,469.2050
   01/01/2008                             to  12/31/2008       12.192163          8.854726          958,970.3076
=============                            ==== ==========       =========         =========        ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

CHART 2





                                    1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 AIM VARIABLE INSURANCE FUNDS
 AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT (SERIES II)
   05/01/2004                             to  12/31/2004       15.077094         17.786584             0.0000
   01/01/2005                             to  12/31/2005       17.786584         20.624526         3,965.7846
   01/01/2006                             to  12/31/2006       20.624526         25.983329         4,026.0200
   01/01/2007                             to  12/31/2007       25.983329         29.283341         3,925.6648
   01/01/2008                             to  12/31/2008       29.283341         17.154829        16,567.7933
=============                            ==== ==========       =========         =========       ============
 FIDELITY (Reg. TM) VARIABLE INSURANCE PRODUCTS
 VIP EQUITY-INCOME SUB-ACCOUNT (SERVICE CLASS 2)
   05/01/2004                             to  12/31/2004       47.168508         51.437589             0.0000
   01/01/2005                             to  12/31/2005       51.437589         53.496731           144.2633
   01/01/2006                             to  12/31/2006       53.496731         63.205667           137.4097
   01/01/2007                             to  12/31/2007       63.205667         63.051798           132.6329
   01/01/2008                             to  12/31/2008       63.051798         35.518412           147.9464
=============                            ==== ==========       =========         =========       ============
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT (CLASS 2)
   05/01/2004                             to  12/31/2004       22.322642         25.693100         1,631.3885
   01/01/2005                             to  12/31/2005       25.693100         27.885593         6,035.9229
   01/01/2006                             to  12/31/2006       27.885593         33.363009        12,370.0475
   01/01/2007                             to  12/31/2007       33.363009         37.943515        12,041.4890
   01/01/2008                             to  12/31/2008       37.943515         22.284359        11,405.4759
=============                            ==== ==========       =========         =========       ============
 MET INVESTORS SERIES TRUST
 AMERICAN FUNDS BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
   11/10/2008                             to  12/31/2008        7.041709          7.006834       227,805.8978
=============                            ==== ==========       =========         =========       ============
 AMERICAN FUNDS GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
   11/10/2008                             to  12/31/2008        6.446581          6.355426       317,606.7543
=============                            ==== ==========       =========         =========       ============
 AMERICAN FUNDS MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
   11/10/2008                             to  12/31/2008        7.646757          7.680087        84,288.7502
=============                            ==== ==========       =========         =========       ============
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       12.474308         14.313282        36,094.3837
   01/01/2006                             to  12/31/2006       14.313282         19.400065        44,060.5876
   01/01/2007                             to  12/31/2007       19.400065         16.241955        66,008.0901
   01/01/2008                             to  12/31/2008       16.241955          9.331819        77,571.5972
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                    1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. - ALLIANCEBERNSTEIN REAL ESTATE
  INVESTMENT SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004       15.115025         20.711273         1,330.7397
   01/01/2005                             to  04/30/2005       20.711273         19.857551             0.0000
=============                            ==== ==========       =========         =========       ============
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
   04/30/2007                             to  12/31/2007       17.605583         15.610081        47,070.8195
   01/01/2008                             to  12/31/2008       15.610081          9.487441        44,395.7086
=============                            ==== ==========       =========         =========       ============
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004       12.568596         14.565078             0.0000
   01/01/2005                             to  12/31/2005       14.565078         15.753095             0.0000
   01/01/2006                             to  12/31/2006       15.753095         17.788034             0.0000
   01/01/2007                             to  04/27/2007       17.788034         19.331836             0.0000
=============                            ==== ==========       =========         =========       ============
 LEGG MASON PARTNERS AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        6.597854          7.165960       153,692.0100
   01/01/2005                             to  12/31/2005        7.165960          8.017990       124,795.4756
   01/01/2006                             to  12/31/2006        8.017990          7.761627       138,111.2617
   01/01/2007                             to  12/31/2007        7.761627          7.818763       140,150.2370
   01/01/2008                             to  12/31/2008        7.818763          4.694194       141,563.6938
=============                            ==== ==========       =========         =========       ============
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       10.411851         11.154963         6,473.6585
   01/01/2007                             to  12/31/2007       11.154963         10.338948        12,925.1800
   01/01/2008                             to  12/31/2008       10.338948          4.622100        59,453.2090
=============                            ==== ==========       =========         =========       ============
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY METROPOLITAN SERIES FUND, INC. - MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        7.651943          8.476841           574.2851
   01/01/2005                             to  12/31/2005        8.476841          8.927355           571.4043
   01/01/2006                             to  04/30/2006        8.927355          9.327315             0.0000
=============                            ==== ==========       =========         =========       ============
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       16.104967         17.147561        88,505.9689
   01/01/2005                             to  12/31/2005       17.147561         17.145239        87,046.3647
   01/01/2006                             to  12/31/2006       17.145239         18.435781        83,371.9884
   01/01/2007                             to  12/31/2007       18.435781         19.349333        92,415.1066
   01/01/2008                             to  12/31/2008       19.349333         15.514573        79,989.7354
=============                            ==== ==========       =========         =========       ============
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) VARIABLE INSURANCE TRUST - MFS (Reg. TM) HIGH INCOME SUB-ACCOUNT (SERVICE CLASS))
   05/01/2004                             to  12/31/2004       14.305507         15.358021         2,390.9489
   01/01/2005                             to  04/30/2005       15.358021         14.864274             0.0000
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY FIDELITY VARIABLE INSURANCE PRODUCTS - HIGH INCOME SUB-ACCOUNT (SERVICE
CLASS 2))
  05/01/2004    to  12/31/2004       15.998431         17.210010             0.0000
  01/01/2005    to  04/30/2005       17.210010         16.545435             0.0000
============   ==== ==========       =========         =========       ============
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       43.155329         47.778007        62,237.9798
  01/01/2005    to  12/31/2005       47.778007         48.665131        69,251.9959
  01/01/2006    to  12/31/2006       48.665131         56.469091        67,619.1876
  01/01/2007    to  12/31/2007       56.469091         57.693957        69,572.3149
  01/01/2008    to  12/31/2008       57.693957         36.184576        72,885.7020
============   ==== ==========       =========         =========       ============
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       20.043768         23.336992         6,171.2649
  01/01/2005    to  12/31/2005       23.336992         24.840578        14,535.4897
  01/01/2006    to  12/31/2006       24.840578         27.451333        22,541.0329
  01/01/2007    to  12/31/2007       27.451333         27.202590        22,589.1388
  01/01/2008    to  12/31/2008       27.202590         16.405880        24,845.0304
============   ==== ==========       =========         =========       ============
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A)
  05/01/2006    to  12/31/2006       14.783359         14.605328             0.0000
  01/01/2007    to  12/31/2007       14.605328         16.101595             0.0000
  01/01/2008    to  12/31/2008       16.101595          9.097531         2,135.7651
============   ==== ==========       =========         =========       ============
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS E)
  04/30/2007    to  12/31/2007       15.129274         15.801668             0.0000
  01/01/2008    to  12/31/2008       15.801668          8.916200             0.0000
============   ==== ==========       =========         =========       ============
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS E)
  (FORMERLY AIM VARIABLE INSURANCE FUNDS - AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
(SERIES II))
  05/01/2004    to  12/31/2004       19.403176         20.761338             0.0000
  01/01/2005    to  12/31/2005       20.761338         22.207661             0.0000
  01/01/2006    to  12/31/2006       22.207661         23.203277             0.0000
  01/01/2007    to  04/27/2007       23.203277         24.738816             0.0000
============   ==== ==========       =========         =========       ============
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       11.402499         12.965826        87,535.3799
  01/01/2006    to  12/31/2006       12.965826         14.584886        94,251.6135
  01/01/2007    to  12/31/2007       14.584886         15.957165       100,872.0035
  01/01/2008    to  12/31/2008       15.957165          9.631096       115,082.7236
============   ==== ==========       =========         =========       ============
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) VARIABLE INSURANCE TRUST - MFS (Reg. TM) NEW DISCOVERY
SUB-ACCOUNT (SERVICE CLASS))
  05/01/2004    to  12/31/2004       13.657809         14.372612         5,538.7319
  01/01/2005    to  04/30/2005       14.372612         12.338375             0.0000
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                    1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008       13.466450          6.172943        97,745.4645
=============                            ==== ==========       =========         =========       ============
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - TEMPLETON DEVELOPING MARKETS
  SECURITIES SUB-ACCOUNT (CLASS 2))
   05/01/2004                             to  12/31/2004        6.847729          8.407970         9,238.5471
   01/01/2005                             to  12/31/2005        8.407970         10.555071        21,434.1561
   01/01/2006                             to  12/31/2006       10.555071         13.319212        25,613.6945
   01/01/2007                             to  12/31/2007       13.319212         16.896519        23,538.6024
   01/01/2008                             to  04/25/2008       16.896519         15.376061             0.0000
=============                            ==== ==========       =========         =========       ============
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        9.735580         11.170897        91,186.4513
   01/01/2005                             to  12/31/2005       11.170897         12.812338        92,350.3609
   01/01/2006                             to  12/31/2006       12.812338         15.975005       126,791.4926
   01/01/2007                             to  12/31/2007       15.975005         17.827392       155,788.0228
   01/01/2008                             to  12/31/2008       17.827392         10.121297       160,118.7044
=============                            ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        7.861263          8.342276       214,788.6867
   01/01/2005                             to  12/31/2005        8.342276          8.605857       225,658.2476
   01/01/2006                             to  12/31/2006        8.605857          9.123759       222,447.0904
   01/01/2007                             to  12/31/2007        9.123759         10.271393       244,378.9766
   01/01/2008                             to  12/31/2008       10.271393          5.469755       257,684.7169
=============                            ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       11.652784         12.070302        88,280.1840
   01/01/2005                             to  12/31/2005       12.070302         12.158353       112,896.2008
   01/01/2006                             to  12/31/2006       12.158353         12.518956       142,459.0355
   01/01/2007                             to  12/31/2007       12.518956         13.264424       198,079.6793
   01/01/2008                             to  12/31/2008       13.264424         13.119967       199,974.9468
=============                            ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  (FORMERLY J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  11/19/2004       14.431310         14.895701         2,756.1620
=============                            ==== ==========       =========         =========       ============
 SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
  (FORMERLY CYCLICAL GROWTH AND INCOME EFT SUB-ACCOUNT (CLASS B))
   09/30/2005                             to  12/31/2005       10.000000         10.127506             0.0000
   01/01/2006                             to  12/31/2006       10.127506         11.147068        94,058.7167
   01/01/2007                             to  12/31/2007       11.147068         11.573039       139,528.9311
   01/01/2008                             to  12/31/2008       11.573039          8.543334       139,094.7032
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
  (FORMERLY CYCLICAL GROWTH ETF SUB-ACCOUNT (CLASS B))
  09/30/2005    to  12/31/2005       10.000000         10.165670             0.0000
  01/01/2006    to  12/31/2006       10.165670         11.401556        90,102.7374
  01/01/2007    to  12/31/2007       11.401556         11.861953       135,677.2325
  01/01/2008    to  12/31/2008       11.861953          7.832534       147,542.5671
============   ==== ==========       =========         =========       ============
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        6.271657          7.103474        89,562.8713
  01/01/2005    to  12/31/2005        7.103474          8.021608       145,907.9142
  01/01/2006    to  12/31/2006        8.021608          8.389616       195,982.7087
  01/01/2007    to  12/31/2007        8.389616          9.721661       218,218.7578
  01/01/2008    to  12/31/2008        9.721661          5.769878       236,074.1538
============   ==== ==========       =========         =========       ============
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.975352         14.297607       107,238.2308
  01/01/2005    to  12/31/2005       14.297607         16.265528       112,731.6390
  01/01/2006    to  12/31/2006       16.265528         18.128055       137,269.6314
  01/01/2007    to  12/31/2007       18.128055         17.317227       163,277.8344
  01/01/2008    to  12/31/2008       17.317227         11.971285       148,374.3900
============   ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.998767         10.468869        16,065.7439
  01/01/2006    to  12/31/2006       10.468869         11.969030        52,431.1324
  01/01/2007    to  12/31/2007       11.969030         11.496053        70,659.2493
  01/01/2008    to  12/31/2008       11.496053          7.257528        89,198.0540
============   ==== ==========       =========         =========       ============
 VAN KAMPEN MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004        8.756346          9.716826         1,609.5350
  01/01/2005    to  12/31/2005        9.716826         10.011111         1,767.7304
  01/01/2006    to  12/31/2006       10.011111         10.687997         1,814.4425
  01/01/2007    to  12/31/2007       10.687997         13.000146         1,819.8910
  01/01/2008    to  12/31/2008       13.000146          6.818846         8,260.6086
============   ==== ==========       =========         =========       ============
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
  11/19/2004    to  12/31/2004       43.880664         43.908593             0.0000
  01/01/2005    to  12/31/2005       43.908593         44.188654         1,273.6777
  01/01/2006    to  12/31/2006       44.188654         45.333507         3,171.1301
  01/01/2007    to  12/31/2007       45.333507         47.344271         3,467.7447
  01/01/2008    to  12/31/2008       47.344271         44.928249         3,168.6936
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                        1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                         NUMBER OF
                                   ACCUMULATION      ACCUMULATION       ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT          UNITS
                                   BEGINNING OF         END OF         OUTSTANDING AT
                                      PERIOD            PERIOD         END OF PERIOD
                                 ---------------   ---------------   -----------------
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.942177         10.040284         123,613.0101
  01/01/2006    to  12/31/2006       10.040284         10.341366         170,795.4661
  01/01/2007    to  12/31/2007       10.341366         10.677005         196,986.0939
  01/01/2008    to  12/31/2008       10.677005         10.790988         398,863.2972
============   ==== ==========       =========         =========         ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - MONEY MARKET SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004        9.979567          9.932521          47,476.6178
  01/01/2005    to  04/30/2005        9.932521          9.942272               0.0000
============   ==== ==========       =========         =========         ============
 BLACKROCK STRATEGIC VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       16.049731         18.044500             654.5534
  01/01/2005    to  12/31/2005       18.044500         18.471644           1,019.7880
  01/01/2006    to  12/31/2006       18.471644         21.189493             607.8582
  01/01/2007    to  12/31/2007       21.189493         20.101794             629.4712
  01/01/2008    to  12/31/2008       20.101794         12.166969             597.2928
============   ==== ==========       =========         =========         ============
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       10.589837         11.357010               0.0000
  01/01/2005    to  12/31/2005       11.357010         11.804135               0.0000
  01/01/2006    to  12/31/2006       11.804135         12.772469          38,792.9255
  01/01/2007    to  12/31/2007       12.772469         12.540664          40,881.1744
  01/01/2008    to  12/31/2008       12.540664          7.361924          42,853.1838
============   ==== ==========       =========         =========         ============
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS B))
  05/01/2004    to  11/19/2004       14.715388         15.796607               0.0000
============   ==== ==========       =========         =========         ============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  05/01/2004    to  12/31/2004       11.055459         11.894586         247,828.3455
  01/01/2005    to  12/31/2005       11.894586         12.905737         268,725.8698
  01/01/2006    to  12/31/2006       12.905737         14.545670         340,554.1167
  01/01/2007    to  12/31/2007       14.545670         14.962968         390,532.7758
  01/01/2008    to  12/31/2008       14.962968          8.923576         406,873.3262
============   ==== ==========       =========         =========         ============
 FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        8.784337          9.719514             354.8310
  01/01/2005    to  12/31/2005        9.719514          9.995667          12,893.1977
  01/01/2006    to  12/31/2006        9.995667         10.804390          19,163.7468
  01/01/2007    to  12/31/2007       10.804390         11.101894          19,344.5038
  01/01/2008    to  12/31/2008       11.101894          6.418417          19,705.4116
============   ==== ==========       =========         =========         ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                        1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                         NUMBER OF
                                   ACCUMULATION      ACCUMULATION       ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT          UNITS
                                   BEGINNING OF         END OF         OUTSTANDING AT
                                      PERIOD            PERIOD         END OF PERIOD
                                 ---------------   ---------------   -----------------
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.632312         10.461794         114,553.0550
  01/01/2005    to  12/31/2005       10.461794         11.701673         116,727.5317
  01/01/2006    to  12/31/2006       11.701673         11.818868         134,257.3777
  01/01/2007    to  12/31/2007       11.818868         12.967866         181,950.5615
  01/01/2008    to  12/31/2008       12.967866          8.105624         193,175.2384
============   ==== ==========       =========         =========         ============
 JULIUS BAER INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.667009         13.318846               0.0000
  01/01/2005    to  12/31/2005       13.318846         15.428671               0.0000
  01/01/2006    to  12/31/2006       15.428671         17.666084           7,050.7630
  01/01/2007    to  12/31/2007       17.666084         19.153890           9,787.0399
  01/01/2008    to  12/31/2008       19.153890         10.520417           9,423.1541
============   ==== ==========       =========         =========         ============
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       10.872477         11.668631          99,010.5169
  01/01/2006    to  12/31/2006       11.668631         13.241076         123,177.4344
  01/01/2007    to  12/31/2007       13.241076         13.691738         241,990.0404
  01/01/2008    to  12/31/2008       13.691738          8.461905         315,318.7285
============   ==== ==========       =========         =========         ============
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.105880         12.026561           8,351.8790
  01/01/2005    to  12/31/2005       12.026561         12.597694          15,513.3176
  01/01/2006    to  12/31/2006       12.597694         14.009405          35,373.0958
  01/01/2007    to  12/31/2007       14.009405         15.069101          35,320.4150
  01/01/2008    to  12/31/2008       15.069101          8.609495          38,546.1329
============   ==== ==========       =========         =========         ============
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY VIP GROWTH SUB-ACCOUNT (SERVICE CLASS 2))
  05/01/2004    to  12/31/2004       49.396368         51.290314           3,102.2949
  01/01/2005    to  12/31/2005       51.290314         53.309267           7,472.3586
  01/01/2006    to  04/30/2006       53.309267         55.676368               0.0000
============   ==== ==========       =========         =========         ============
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       12.293010         13.097077               0.0000
  01/01/2005    to  12/31/2005       13.097077         14.285200               0.0000
  01/01/2006    to  12/31/2006       14.285200         14.583703             313.5519
  01/01/2007    to  12/31/2007       14.583703         15.734859             328.4905
  01/01/2008    to  12/31/2008       15.734859          9.870610             338.5960
============   ==== ==========       =========         =========         ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       18.480982         19.579325          353.6221
  01/01/2005    to  12/31/2005       19.579325         19.782744          541.6149
  01/01/2006    to  12/31/2006       19.782744         20.429400          449.1458
  01/01/2007    to  12/31/2007       20.429400         20.868984          463.0147
  01/01/2008    to  12/31/2008       20.868984         17.427953          446.7881
============   ==== ==========       =========         =========        ==========
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT HIGH YIELD SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  05/01/2004    to  12/31/2004       11.792697         12.776191            0.0000
  01/01/2005    to  12/31/2005       12.776191         13.105759        2,913.2401
  01/01/2006    to  12/31/2006       13.105759         14.086782        6,332.4594
  01/01/2007    to  12/31/2007       14.086782         14.362833        6,473.9179
  01/01/2008    to  12/31/2008       14.362833         10.822050        6,033.1036
============   ==== ==========       =========         =========        ==========
 PIMCO VIT LOW DURATION SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  05/01/2004    to  12/31/2004       12.036546         12.097844        2,606.1813
  01/01/2005    to  12/31/2005       12.097844         12.039003        2,921.9780
  01/01/2006    to  12/31/2006       12.039003         12.332021        3,815.3998
  01/01/2007    to  12/31/2007       12.332021         13.043176        3,854.8623
  01/01/2008    to  12/31/2008       13.043176         12.794786        4,273.2994
============   ==== ==========       =========         =========        ==========
 PIMCO VIT STOCKSPLUS GROWTH AND INCOME SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  05/01/2004    to  12/31/2004       11.895202         12.969860            0.0000
  01/01/2005    to  12/31/2005       12.969860         13.222995            0.0000
  01/01/2006    to  12/31/2006       13.222995         14.967535            0.0000
  01/01/2007    to  12/31/2007       14.967535         15.754499            0.0000
  01/01/2008    to  12/31/2008       15.754499          8.903322            0.0000
============   ==== ==========       =========         =========        ==========
 PUTNAM VARIABLE TRUST
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB)
  05/01/2004    to  12/31/2004       43.934444         47.658643            0.0000
  01/01/2005    to  12/31/2005       47.658643         49.405839            0.0000
  01/01/2006    to  12/31/2006       49.405839         56.416590          193.8358
  01/01/2007    to  12/31/2007       56.416590         52.216062          192.8793
  01/01/2008    to  12/31/2008       52.216062         31.531321          191.8133
============   ==== ==========       =========         =========        ==========
 PUTNAM VT VISTA SUB-ACCOUNT (CLASS IB)
  05/03/2004    to  12/31/2004       12.217615         13.909535            0.0000
  01/01/2005    to  12/31/2005       13.909535         15.367824            0.0000
  01/01/2006    to  12/31/2006       15.367824         15.965015            0.0000
  01/01/2007    to  12/31/2007       15.965015         16.325104            0.0000
  01/01/2008    to  12/31/2008       16.325104          8.756857            0.0000
============   ==== ==========       =========         =========        ==========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                     1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                   NUMBER OF
                                                             ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT          UNITS
                                                             BEGINNING OF         END OF         OUTSTANDING AT
                                                                PERIOD            PERIOD         END OF PERIOD
                                                           ---------------   ---------------   -----------------
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   11/10/2008                             to  12/31/2008        7.791671          7.690011         622,653.6439
=============                            ==== ==========       =========         =========       ==============
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  (FORMERLY STRATEGIC GROWTH SUB-ACCOUNT (CLASS B))
   11/01/2006                             to  12/31/2006        9.929589         10.312809          67,935.1527
   01/01/2007                             to  12/31/2007       10.312809         11.051489          77,007.6492
   01/01/2008                             to  11/07/2008       11.051489          6.696614               0.0000
=============                            ==== ==========       =========         =========       ==============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
   11/10/2008                             to  12/31/2008        8.433837          8.381568       2,364,615.5282
=============                            ==== ==========       =========         =========       ==============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
  (FORMERLY STRATEGIC GROWTH AND INCOME SUB-ACCOUNT (CLASS B))
   11/01/2006                             to  12/31/2006        9.959589         10.198856           7,120.1691
   01/01/2007                             to  12/31/2007       10.198856         10.691255          14,309.9079
   01/01/2008                             to  11/07/2008       10.691255          7.352549               0.0000
=============                            ==== ==========       =========         =========       ==============
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       10.618221         11.135709          67,208.8493
   01/01/2007                             to  12/31/2007       11.135709         11.618345         127,518.6747
   01/01/2008                             to  12/31/2008       11.618345          9.081397         357,332.0672
=============                            ==== ==========       =========         =========       ==============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
   11/10/2008                             to  12/31/2008        8.138433          8.053398       2,489,592.1260
=============                            ==== ==========       =========         =========       ==============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
  (FORMERLY STRATEGIC CONSERVATIVE GROWTH SUB-ACCOUNT (CLASS B))
   11/01/2006                             to  12/31/2006        9.949589         10.235141          62,122.8965
   01/01/2007                             to  12/31/2007       10.235141         10.882857          62,062.0238
   01/01/2008                             to  11/07/2008       10.882857          6.941316               0.0000
=============                            ==== ==========       =========         =========       ==============
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       11.028614         11.580662         925,507.1147
   01/01/2007                             to  12/31/2007       11.580662         12.115397       1,358,979.5108
   01/01/2008                             to  12/31/2008       12.115397          8.781314       1,406,550.5430
=============                            ==== ==========       =========         =========       ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


DISCONTINUED INVESTMENT PORTFOLIOS. The following investment options are no longer available for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): (a) Goldman Sachs Variable Insurance Trust:
Goldman Sachs Global Income Fund and Goldman Sachs Internet Tollkeeper Fund (closed effective April 25, 2002); (b) DWS Variable Series II: DWS Government & Agency Securities Portfolio (closed effective May 1, 2002) (formerly Scudder Variable Series II: Scudder Government & Agency Securities Portfolio); (c) Met Investors Series Trust: Lord Abbett Bond Debenture Portfolio (Class A) (closed effective May 1, 2004), Lord Abbett Growth and Income Portfolio (Class A) (closed effective May 1, 2004), Lord Abbett Mid Cap Value Portfolio (Class A) (closed effective May 1, 2004), MFS (Reg. TM) Research International Portfolio (Class A) (closed effective May 1, 2004), T. Rowe Price Mid Cap Growth Portfolio (Class A) (closed effective May 1, 2004), and Third Avenue Small Cap Value Portfolio (Class A) (closed effective May 1, 2005); (d) Metropolitan Series Fund, Inc.: T. Rowe Price Small Cap Growth Portfolio (Class A) (closed effective April 30, 2007).



The following investment option is only available to contracts issued before May 1, 2002 for allocations of new purchase payments or transfers of account value: AIM Variable Insurance Funds: AIM V.I. International Growth Fund (Series
I).



Effective as of April 28, 2003, the following investment portfolios of Met Investors Series Trust were merged: J.P. Morgan Enhanced Index Portfolio merged into Lord Abbett Growth and Income Portfolio; J.P. Morgan International Equity Portfolio merged into MFS (Reg. TM) Research International Portfolio; and Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio.


Effective as of May 1, 2004, Metropolitan Series Fund, Inc.: MFS (Reg. TM) Research Managers Portfolio merged into Metropolitan Series Fund, Inc.: MFS (Reg. TM) Investors Trust Portfolio.



Effective as of May 1, 2004, the following investment portfolios were replaced:
(a) AIM Variable Insurance Funds: for contracts issued on or after May 1, 2002, the AIM V.I. Premier Equity Fund (Series II) was replaced with the Lord Abbett Growth and Income Fund (Class B); (b) AllianceBernstein Variable Products Series Fund, Inc. (Class B): the AllianceBernstein Premier Growth Portfolio was replaced with the Janus Aggressive Growth Portfolio (Class B) of the Met Investors Series Trust; the AllianceBernstein Value Portfolio (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Portfolio (Class B) of the Met Investors Series Trust; and the AllianceBernstein Small Cap Value Portfolio (closed effective May 1, 2003) was replaced with the Third Avenue Small Cap Value Portfolio (Class B) of the Met Investors Series Trust;
(c) American Century Variable Portfolios, Inc.: the American Century VP Income & Growth Fund (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust; the American Century VP Value Fund (closed effective May 1, 2003) was replaced with the Lord Abbett Mid-Cap Value Portfolio (Class A) of the Met Investors Series Trust; and the American Century VP International Fund (closed effective May 1,
2003) was replaced with the MFS (Reg. TM) Research International Portfolio (Class A) of the Met Investors Series Trust; (d) Dreyfus Variable Investment Fund (Service Shares): the Dreyfus VIF - Disciplined Stock Portfolio (closed effective May 1, 2003) and the Dreyfus VIF - Appreciation Portfolio (closed effective May 1, 2003) were replaced with the Oppenheimer Capital Appreciation Portfolio (Class B) of the Met Investors Series Trust; (e) Franklin Templeton Variable Insurance Products Trust (Class 2): the Franklin Small Cap Fund (closed effective May 1, 2004) was replaced with the T. Rowe Price Small Cap Growth Fund (Class B) of the Metropolitan Series Fund, Inc.; and the Mutual Shares Securities Fund (closed effective May 1, 2004) was replaced with the Lord Abbett Growth and Income Portfolio (Class B) of the Met Investors Series Trust; (f) Goldman Sachs Variable Insurance Trust ("GSVIT"): the GSVIT Growth and Income Fund (closed effective May 1, 2002) was replaced with the Lord Abbett Growth and Income Fund (Class A) of the Met Investors Series Trust; and the GSVIT International Equity Fund (closed effective May 1, 2002) was replaced with the MFS (Reg. TM) Research International Portfolio (Class A) of the Met Investors Series Trust; (g) INVESCO Variable Investment Funds, Inc.: the INVESCO VIF-Dynamics Fund (closed effective May 1, 2003) was replaced with the
T. Rowe Price

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

Mid-Cap Growth Portfolio (Class A) of the Met Investors Series Trust; and the INVESCO VIF-High Yield Fund (closed effective May 1, 2002) was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of Met Investors Series Trust; (h) Liberty Variable Investments: the Newport Tiger Fund, Variable Series (Class A) (closed effective May 1, 2002) was replaced with the MFS (Reg.
TM) Research International Portfolio (Class A) of the Met Investors Series Trust; (i) MFS (Reg. TM) Variable Insurance Trust (Service Class): MFS (Reg.
TM) Research Series (closed effective May 1, 2003) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class B) of the Met Investors Series Trust; MFS (Reg. TM) Emerging Growth Series (closed effective May 1,
2004) was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class B) of the Metropolitan Series Fund; and the MFS (Reg. TM) Strategic Income Series (closed effective May 1, 2004) was replaced with the Salomon Brothers Strategic Bond Opportunities Portfolio (Class B) of the Metropolitan Series Fund; (j) Putnam Variable Trust (Class B): Putnam VT New Value Fund (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Fund (Class B) of the Met Investors Series Trust; and the Putnam VT International New Opportunities Fund (closed effective May 1, 2003) was replaced with the MFS (Reg. TM) Research International Portfolio of the Met Investors Series Trust;
(k) Scudder Variable Series I, (Class B): the Scudder International Portfolio (closed effective May 1, 2003) was replaced with the MFS (Reg. TM) Research International Portfolio (Class B) of the Met Investors Series Trust.



Effective as of November 22, 2004, the following investment portfolios of the Met Investors Series Trust were merged: J.P. Morgan Select Equity Portfolio merged into Metropolitan Series Fund, Inc.: Capital Guardian U.S. Equity Portfolio; and J.P. Morgan Quality Bond Portfolio merged into Met Investors Series Trust: PIMCO Total Return Portfolio.


Effective as of May 1, 2005, Met Investors Series Trust: Money Market Portfolio merged into Metropolitan Series Fund, Inc.: BlackRock Money Market Portfolio.



Effective as of May 1, 2005, the following investment portfolios were replaced:
(a) AIM Variable Insurance Funds: the AIM V.I. Premier Equity Fund (Series I) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust; (b) AllianceBernstein Variable Products Series Fund, Inc.: the AllianceBernstein Real Estate Investment Portfolio (Class B) was replaced with the Neuberger Berman Real Estate Portfolio (Class B) of the Met Investors Series Trust; (c) the Dreyfus Stock Index Fund (Service Class) was replaced with the MetLife Stock Index Portfolio (Class B) of the Metropolitan Series Fund, Inc.; (d) MFS (Reg. TM) Variable Insurance Trust: the MFS (Reg. TM) High Income Series (Service Class) was replaced with the Lord Abbett Bond Debenture Portfolio (Class B) of the Met Investors Series Trust; and the MFS (Reg. TM) New Discovery Series (Service Class) was replaced with the Met/AIM Small Cap Growth Portfolio (Class B) of the Met Investors Series Trust; (e) Putnam Variable Trust: the Putnam VT International Equity Fund (Class IB) was replaced with the MFS (Reg. TM) Research International Portfolio (Class B) of the Met Investors Series Trust; (f) Scudder Variable Series II: the SVS Dreman Small Cap Value Portfolio (Class A) was replaced with the Third Avenue Small Cap Value Portfolio (Class A) of the Met Investors Series Trust; and (g) Fidelity Variable Insurance Products: the VIP High Income Portfolio (Service Class 2) was replaced with the Lord Abbett Bond Debenture Portfolio (Class B) of the Met Investors Series Trust.



Effective as of May 1, 2006, Metropolitan Series Fund, Inc.: MFS (Reg. TM) Investors Trust Portfolio (Class B) merged into Met Investors Series Trust:
Legg Mason Value Equity Portfolio (Class B).


Effective as of May 1, 2006, Fidelity Variable Insurance Products: VIP Growth Portfolio (Service Class 2) was replaced with Metropolitan Series Fund, Inc.:
T. Rowe Price Large Cap Growth Portfolio (Class B).


Effective as of April 30, 2007, Met Investors Series Trust: Met/Putnam Capital Opportunities Portfolio (Class B) merged into Met Investors Series Trust:
Lazard Mid-Cap Portfolio (Class B).


Effective as of April 30, 2007, (a) AIM Variable Insurance Funds: AIM V.I. Capital Appreciation Fund (Series I Shares) (closed effective November 13,
2006) was replaced with Met Investors Series Trust: Met/AIM Capital Appreciation Portfolio (Class A); (b) AIM Variable Insurance Funds: AIM V.I. Capital Appreciation Fund (Series II Shares) (closed effective May 1, 2006) was

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


replaced with Met Investors Series Trust: Met/AIM Capital Appreciation Portfolio (Class E); (c) DWS Variable Series II: DWS Small Cap Growth Portfolio (Class A) (closed effective May 1, 2002) was replaced with Metropolitan Series Fund, Inc.: T. Rowe Price Small Cap Growth Portfolio (Class A); and (d) MFS (Reg. TM) Variable Insurance Trust: MFS (Reg. TM) Investors Trust Series (Service Class) was replaced with Metropolitan Series Fund, Inc.: Capital Guardian U.S. Equity Portfolio (Class B).


Effective as of April 28, 2008, Franklin Templeton Variable Insurance Products
Trust: Templeton Developing Markets Securities Fund (Class 2) was replaced with Met Investors Series Trust: MFS (Reg. TM) Emerging Markets Equity Portfolio (Class B).


Effective as of November 10, 2008, the following portfolios of Met Investors Series Trust merged: (a) Strategic Growth and Income Portfolio (Class B) merged into MetLife Balanced Strategy Portfolio (Class B); (b) Strategic Conservative Growth Portfolio (Class B) merged into MetLife Growth Strategy Portfolio (Class
B); and (c) Strategic Growth Portfolio (Class B) merged into MetLife Aggressive Strategy Portfolio (Class B).


Effective as of May 4, 2009, Metropolitan Series Fund, Inc.: Capital Guardian U.S. Equity Portfolio (Class B) merged into Met Investors Series Trust: Pioneer Fund Portfolio (Class B).


Effective as of May 4, 2009, Met Investors Series Trust: Met/AIM Capital Appreciation Portfolio (Class A) merged into Metropolitan Series Fund, Inc.:
BlackRock Legacy Large Cap Growth Portfolio (Class A).


Effective as of May 4, 2009, Met Investors Series Trust: Met/AIM Capital Appreciation Portfolio (Class E) (closed effective April 30, 2007) merged into Metropolitan Series Fund, Inc.: BlackRock Legacy Large Cap Growth Portfolio (Class E) and the Class E shares of BlackRock Legacy Large Cap Growth Portfolio were then exchanged for Class A shares of BlackRock Legacy Large Cap Growth Portfolio.


Effective as of May 4, 2009, PIMCO Variable Insurance Trust: PIMCO Total Return Portfolio (Administrative Class) (closed effective November 22, 2004) was replaced with Met Investors Series Trust: PIMCO Total Return Portfolio (Class
B).



YOU SHOULD READ THE PROSPECTUSES FOR THESE DISCONTINUED INVESTMENT PORTFOLIOS FOR MORE INFORMATION ON FEES, CHARGES, INVESTMENT OBJECTIVES AND RISKS. A COPY OF THE FUND PROSPECTUSES HAS PREVIOUSLY BEEN PROVIDED TO YOU.

APPENDIX B

PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.


AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)


AIM Variable Insurance Funds is a mutual fund with multiple portfolios. Invesco Aim Advisors, Inc. is the investment adviser to each portfolio. The following Series II portfolio is available under the contract:


AIM V.I. INTERNATIONAL GROWTH FUND



SUBADVISERS: Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited



INVESTMENT OBJECTIVE: The AIM V.I. International Growth Fund seeks long-term growth of capital.


FIDELITY VARIABLE INSURANCE PRODUCTS (SERVICE CLASS 2)



Fidelity Variable Insurance Products is a variable insurance product fund with multiple portfolios. Fidelity Management & Research Company is the investment manager. The following Service Class 2 portfolio is available under the contract:



EQUITY-INCOME PORTFOLIO



SUBADVISERS: FMR Co., Inc. and Fidelity Research & Analysis Company


INVESTMENT OBJECTIVE: The Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index (S&P 500 (Reg. TM)).



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)



Franklin Templeton Variable Insurance Products Trust consists of multiple series (Funds). Funds may be available in multiple classes: Class 1, Class 2, Class 3 and Class 4. The portfolio available in connection with your contract is Class 2 shares. Templeton Investment Counsel, LLC is the investment adviser for the Templeton Foreign Securities Fund. The following Class 2 portfolio is available under the contract:



TEMPLETON FOREIGN SECURITIES FUND



SUBADVISER: Franklin Templeton Investment Management Limited


INVESTMENT OBJECTIVE: The Templeton Foreign Securities Fund seeks long-term capital growth.


MET INVESTORS SERIES TRUST (CLASS B)


Met Investors Series Trust is managed by MetLife Advisers, LLC, which is an affiliate of First MetLife Investors. (Met Investors Advisory, LLC, the former investment manager of Met Investors Series Trust, merged into MetLife Advisers, LLC on May 1, 2009.) Met Investors Series Trust is a mutual fund with multiple portfolios. The following Class B portfolios are available under the contract:


CLARION GLOBAL REAL ESTATE PORTFOLIO


SUBADVISER: ING Clarion Real Estate Securities L.P.


INVESTMENT OBJECTIVE: The Clarion Global Real Estate Portfolio seeks to provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

LAZARD MID CAP PORTFOLIO


SUBADVISER: Lazard Asset Management LLC


INVESTMENT OBJECTIVE: The Lazard Mid Cap Portfolio seeks long-term growth of capital.


LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO


SUBADVISER: ClearBridge Advisors, LLC


INVESTMENT OBJECTIVE: The Legg Mason Partners Aggressive Growth Portfolio seeks capital appreciation.


LEGG MASON VALUE EQUITY PORTFOLIO


SUBADVISER: Legg Mason Capital Management, Inc.


INVESTMENT OBJECTIVE: The Legg Mason Value Equity Portfolio seeks long-term growth of capital.


LORD ABBETT BOND DEBENTURE PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Bond Debenture Portfolio seeks high current income and the opportunity for capital appreciation to produce a high total return.


LORD ABBETT GROWTH AND INCOME PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income without excessive fluctuation in market value.


LORD ABBETT MID CAP VALUE PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Mid Cap Value Portfolio seeks capital appreciation through investments primarily in equity securities which are believed to be undervalued in the marketplace.



MET/AIM SMALL CAP GROWTH PORTFOLIO



SUBADVISER: Invesco Aim Capital Management, Inc.


INVESTMENT OBJECTIVE: The Met/AIM Small Cap Growth Portfolio seeks long-term growth of capital.


MFS (Reg. TM) EMERGING MARKETS EQUITY PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Emerging Markets Equity Portfolio seeks capital appreciation.


MFS (Reg. TM) RESEARCH INTERNATIONAL PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Research International Portfolio seeks capital appreciation.


OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


SUBADVISER: OppenheimerFunds, Inc.


INVESTMENT OBJECTIVE: The Oppenheimer Capital Appreciation Portfolio seeks capital appreciation.


PIMCO TOTAL RETURN PORTFOLIO


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Total Return Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.



PIONEER FUND PORTFOLIO*


SUBADVISER: Pioneer Investment Management, Inc.


INVESTMENT OBJECTIVE: The Pioneer Fund Portfolio seeks reasonable income and capital growth.


*This portfolio is not available for investment prior to May 4, 2009.



T. ROWE PRICE MID CAP GROWTH PORTFOLIO


SUBADVISER: T. Rowe Price Associates, Inc.


INVESTMENT OBJECTIVE: The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term growth of capital.


THIRD AVENUE SMALL CAP VALUE PORTFOLIO


SUBADVISER: Third Avenue Management LLC


INVESTMENT OBJECTIVE: The Third Avenue Small Cap Value Portfolio seeks long-term capital appreciation.

VAN KAMPEN COMSTOCK PORTFOLIO


SUBADVISER: Morgan Stanley Investment Management, Inc., doing business as Van Kampen


INVESTMENT OBJECTIVE: The Van Kampen Comstock Portfolio seeks capital growth and income.


VAN KAMPEN MID CAP GROWTH PORTFOLIO


SUBADVISER: Morgan Stanley Investment Management, Inc., doing business as Van Kampen


INVESTMENT OBJECTIVE: The Van Kampen Mid-Cap Growth Portfolio seeks capital appreciation.



METROPOLITAN SERIES FUND, INC.


Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC is the investment adviser to the portfolios. The following portfolios are available under the contract:


ARTIO INTERNATIONAL STOCK PORTFOLIO (CLASS B) (formerly Julius Baer International Stock Portfolio)


SUBADVISER: Artio Global Management, LLC (formerly Julius Baer Investment Management, LLC)


INVESTMENT OBJECTIVE: The Artio International Stock Portfolio seeks long-term growth of capital.


BLACKROCK BOND INCOME PORTFOLIO (CLASS B)



SUBADVISER: BlackRock Advisors, LLC



INVESTMENT OBJECTIVE: The BlackRock Bond Income Portfolio seeks a competitive total return primarily from investing in fixed-income securities.


BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO (CLASS A)*



SUBADVISER: BlackRock Advisors, LLC



INVESTMENT OBJECTIVE: The BlackRock Legacy Large Cap Growth Portfolio seeks long-term growth of capital.


*This portfolio is not available for investment prior to May 4, 2009.


BLACKROCK MONEY MARKET PORTFOLIO (CLASS B)


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital.


An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.


During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.


BLACKROCK STRATEGIC VALUE PORTFOLIO (CLASS B)


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Strategic Value Portfolio seeks a high total return, consisting principally of captial appreciation.


DAVIS VENTURE VALUE PORTFOLIO (CLASS E)


SUBADVISER: Davis Selected Advisers, L.P. Davis Selected Advisers, L. P. may delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.


INVESTMENT OBJECTIVE: The Davis Venture Value Portfolio seeks growth of capital.

JENNISON GROWTH PORTFOLIO (CLASS B)



SUBADVISER: Jennison Associates LLC


INVESTMENT OBJECTIVE: The Jennison Growth Portfolio seeks long-term growth of capital.



LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO (CLASS B) (formerly Franklin Templeton Small Cap Growth Portfolio)


SUBADVISER: Loomis, Sayles & Company, L.P. (formerly Franklin Advisers, Inc.)


INVESTMENT OBJECTIVE: The Loomis Sayles Small Cap Growth Portfolio seeks long-term capital growth.


METLIFE STOCK INDEX PORTFOLIO (CLASS B)



SUBADVISER: MetLife Investment Advisors Company, LLC


INVESTMENT OBJECTIVE: The MetLife Stock Index Portfolio seeks to equal the performance of the Standard & Poor's 500 (Reg. TM) Composite Stock Price Index.




T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO (CLASS B)



SUBADVISER: T. Rowe Price Associates, Inc.


INVESTMENT OBJECTIVE: The T. Rowe Price Large Cap Growth Portfolio seeks long-term growth of capital and, secondarily, dividend income.



T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO (CLASS B)



SUBADVISER: T. Rowe Price Associates, Inc.


INVESTMENT OBJECTIVE: The T. Rowe Price Small Cap Growth Portfolio seeks long-term capital growth.



WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO (CLASS B)



SUBADVISER: Western Asset Management Company


INVESTMENT OBJECTIVE: The Western Asset Management Strategic Bond Opportunities Portfolio seeks to maximize total return consistent with preservation of capital.


PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)


PIMCO Variable Insurance Trust is a mutual fund with multiple portfolios. Pacific Investment Management Company LLC is the investment adviser to each portfolio. The following Administrative Class portfolios are available under the contract:


HIGH YIELD PORTFOLIO


INVESTMENT OBJECTIVE: The High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.


LOW DURATION PORTFOLIO


INVESTMENT OBJECTIVE: The Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.



STOCKSPLUS (Reg. TM) GROWTH AND INCOME PORTFOLIO+



INVESTMENT OBJECTIVE: The StocksPLUS (Reg. TM) Growth and Income Portfolio seeks a total return which exceeds that of the S&P 500 (Reg. TM).



+ This portfolio is scheduled to be liquidated on or about July 17, 2009.



PUTNAM VARIABLE TRUST (CLASS IB)


Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolios are available under the contract:


PUTNAM VT GROWTH AND INCOME FUND


INVESTMENT OBJECTIVE: The Fund seeks capital growth and current income.


PUTNAM VT VISTA FUND


INVESTMENT OBJECTIVE: The Fund seeks capital appreciation.

MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)



In addition to the Met Investors Series Trust Portfolios listed above, the following Class B portfolios managed by MetLife Advisers, LLC are available under the contract:



METLIFE DEFENSIVE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Defensive Strategy Portfolio seeks to provide a high level of current income with growth of capital, a secondary objective.


METLIFE MODERATE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Moderate Strategy Portfolio seeks to provide a high total return in the form of income and growth of capital, with a greater emphasis on income.



METLIFE BALANCED STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Balanced Strategy Portfolio seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.


METLIFE GROWTH STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Growth Strategy Portfolio seeks to provide growth of capital.


METLIFE AGGRESSIVE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Aggressive Strategy Portfolio seeks to provide growth of capital.


MET INVESTORS SERIES TRUST - AMERICAN FUNDS ASSET ALLOCATION PORTFOLIOS (CLASS
C)


In addition to the Met Investors Series Trust portfolios listed above, the following Class C portfolios managed by MetLife Advisers, LLC are also available under the contract:


AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO


INVESTMENT OBJECTIVE: The American Funds Moderate Allocation Portfolio seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.


AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO


INVESTMENT OBJECTIVE: The American Funds Balanced Allocation Portfolio seeks a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.


AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO


INVESTMENT OBJECTIVE: The American Funds Growth Allocation Portfolio seeks growth of capital.


MET INVESTORS SERIES TRUST - SSGA ETF PORTFOLIOS (CLASS B)


In addition to the Met Investors Series Trust portfolios listed above, the following Class B portfolios managed by MetLife Advisers, LLC are also available under the contract:


SSGA GROWTH AND INCOME ETF PORTFOLIO


SUBADVISER: SSgA Funds Management, Inc.


INVESTMENT OBJECTIVE: The SSgA Growth and Income ETF Portfolio seeks growth of capital and income.


SSGA GROWTH ETF PORTFOLIO


SUBADVISER: SSgA Funds Management, Inc.


INVESTMENT OBJECTIVE: The SSgA Growth ETF Portfolio seeks growth of capital.

APPENDIX C

EDCA EXAMPLES WITH MULTIPLE PURCHASE PAYMENTS

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be the guaranteed minimum interest rate, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent purchase payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.


6-MONTH EDCA


The following example demonstrates how the 6-month EDCA program operates when multiple purchase payments are allocated to the program. The example assumes that a $12,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 5% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:



Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 4th month, a second purchase payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is credited with a 4% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.




                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1            $12,000             $2,000           $10,000          $10,000
    2                                $2,000           $ 8,041          $ 8,041
    3                                $2,000           $ 6,074          $ 6,074
    4*           $ 6,000             $3,000           $ 9,098          $ 3,098         $6,000
    5                                $3,000           $ 6,131          $   111         $6,020
    6                                $3,000           $ 3,151                0         $3,151
    7                                $3,000           $   161                0         $  161
    8                                $  162                 0                0              0



* At the beginning of the 4th month, a $6,000 purchase payment is added to the EDCA Account. This amount ($6,000) is allocated to the 2nd Payment Bucket. As described above, this second purchase payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $3,098 in the 1st Payment Bucket ($6,074 (1st Payment Bucket account value from the 3rd month) + $24 (3rd month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $3,098). The total EDCA Account Value at the beginning of the 4th month is $9,098 ($3,098 in the 1st Payment Bucket + $6,000 in the 2nd Payment Bucket = $9,098).

12-MONTH EDCA


The following example demonstrates how the 12-month EDCA program operates when multiple purchase payments are allocated to the program. The example assumes that a $24,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 5% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA account value are accumulated at the EDCA interest rate using the following formula:



Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x


(1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 6th month, a second purchase payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is credited with a 4% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.




                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1      $24,000                   $2,000           $22,000          $22,000
    2                                $2,000           $20,090          $20,090
    3                                $2,000           $18,171          $18,171
    4                                $2,000           $16,246          $16,246
    5                                $2,000           $14,312          $14,312
    6*     $12,000                   $3,000           $23,370          $11,370         $12,000
    7                                $3,000           $20,456          $ 8,416         $12,039
    8                                $3,000           $17,529          $ 5,451         $12,079
    9                                $3,000           $14,591          $ 2,473         $12,118
   10                                $3,000           $11,641                0         $11,641
   11                                $3,000           $ 8,679                0         $ 8,679
   12                                $3,000           $ 5,707                0         $ 5,707
   13                                $3,000           $ 2,726                0         $ 2,726
   14                                $2,735                 0                0               0



* At the beginning of the 6th month, a $12,000 purchase payment is added to the EDCA Account. This amount ($12,000) is allocated to the 2nd Payment Bucket. As described above, this second purchase payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $11,370 in the 1st Payment Bucket ($14,312 (1st Payment Bucket account value from the 5th month) + $58 (5th month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $11,370). The total EDCA Account Value at the beginning of the 6th month is $23,370 ($11,370 in the 1st Payment Bucket + $12,000 in the 2nd Payment Bucket = $23,370).

APPENDIX D

GUARANTEED MINIMUM INCOME BENEFIT PLUS EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit Plus. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALITIES.


(1) WITHDRAWAL ADJUSTMENTS TO ANNUAL INCREASE AMOUNT


    Dollar-for-dollar adjustment when withdrawal is less than or equal to 6% of
    ---------------------------------------------------------------------------
      the Annual Increase Amount from the prior contract anniversary
      --------------------------------------------------------------


    Assume the initial purchase payment is $100,000 and the GMIB Plus is selected. Assume that during the first contract year, $6,000 is withdrawn. Because the withdrawal is less than or equal to 6% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 6% per year, compounded annually, less $6,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually).


    Proportionate adjustment when withdrawal is greater than 6% of the Annual
    -------------------------------------------------------------------------
      Increase Amount from the prior contract anniversary
      ---------------------------------------------------


    Assume the initial purchase payment is $100,000 and the GMIB Plus is selected. Assume the account value at the first contract anniversary is $100,000. The Annual Increase Amount at the first contract anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually). Assume that on the first contract anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 6% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($106,000) multiplied by the percentage reduction in the account value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 account value by 10%). Therefore, the new Annual Increase Amount is $95,400 ($106,000 x 10% = $10,600; $106,000 - $10,600 = $95,400). (If
      multiple withdrawals are made during a contract year -

     for example, two $5,000 withdrawals instead of one $10,000 withdrawal - and those withdrawals total more than 6% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that contract year and there will be no dollar-for-dollar withdrawal adjustment for the contract year.) Assuming no other purchase payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $101,124 ($95,400 increased by 6% per year, compounded annually).


(2) THE 6% ANNUAL INCREASE AMOUNT


    Example
    -------


    Assume the owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the contract issue date, the 6% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 6% Annual Increase Amount is calculated at each contract anniversary (through the contract anniversary on or following the owner's 90th birthday, subject to the 190% maximum increase limitation on the Annual Increase Amount). At the tenth contract anniversary, when the owner is age 65, the 6% Annual Increase Amount is $179,085

     ($100,000 increased by 6% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

    Graphic Example: Determining a value upon which future income payments can
    --------------------------------------------------------------------------
      be based
      --------


    Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your account value fluctuates above and below your initial purchase payment depending on the investment performance of the investment options you selected. Your purchase payments accumulate at the annual increase rate of 6%, until the contract anniversary on or immediately after the contract owner's 90th birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 6% a year adjusted for withdrawals and charges - "the 6% Annual Increase Amount") is the value upon which future income payments can be based.


[GRAPHIC APPEARS HERE]






    Graphic Example: Determining your guaranteed lifetime income stream
    -------------------------------------------------------------------


    Assume that you decide to annuitize your contract and begin taking annuity payments after 20 years. In this example, your 6% Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 6% Annual Increase Amount will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.



[GRAPHIC APPEARS HERE]






(3) THE HIGHEST ANNIVERSARY VALUE ("HAV")


    Example
    -------


  Assume, as in the example in section (2) above, the owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the account value on the first contract anniversary is $108,000 due to good market performance. Because the account value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the account value ($108,000). Assume the account value on the second contract anniversary is $102,000 due to poor market performance. Because the account value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.


    Assume this process is repeated on each contract anniversary until the tenth contract anniversary, when the account value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the account value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus rider.


    Graphic Example: Determining a value upon which future income payments can
    --------------------------------------------------------------------------
      be based
      --------


    Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each contract anniversary if the account value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the contract anniversary immediately prior to the contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

[GRAPHIC APPEARS HERE]






  Graphic Example: Determining your guaranteed lifetime income stream
  -------------------------------------------------------------------


    Assume that you decide to annuitize your contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the account value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.


[GRAPHIC APPEARS HERE]






(4) PUTTING IT ALL TOGETHER


    Example
    -------


    Continuing the examples in sections (2) and (3) above, assume the owner chooses to exercise the GMIB Plus rider at the tenth contract anniversary and elects a life annuity with 5 years of annuity payments guaranteed. Because the 6% Annual Increase Amount ($179,085) is greater than the Highest Anniversary Value ($155,000), the 6% Annual Increase Amount ($179,085) is used as the income base. The income base of $179,085 is applied to the GMIB Annuity Table. This yields annuity payments of $700 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 70, the income base of $179,085 would yield monthly payments of $809; if the owner were age 75, the income base of $179,085 would yield monthly payments of $955.)


    Assume the owner chooses to exercise the GMIB Plus rider at the 12th contract anniversary and elects a life annuity with 5 years of annuity payments guaranteed. Assume the account value has declined due to poor market performance. The 6% Annual Increase Amount would be limited to the maximum of 190% of the total purchase payments, which equals $190,000. Because the 6% Annual Increase Amount ($190,000) is greater than the Highest Anniversary Value ($155,000), the 6% Annual Increase Amount ($190,000) is used as the income base. The income base of $190,000 is applied to the GMIB Annuity Table. This yields annuity payments of $785 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 72, the income base of $190,000 would yield monthly payments of $914; if the owner were age 77, the income base of $190,000 would yield monthly payments of $1,089.)


    The above example does not take into account the impact of premium and other taxes. As with other pay-out types, the amount you receive as an income payment depends on your age, sex, and the income type you select. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.


    Graphic Example
    ---------------


    Prior to annuitization, the two calculations (the 6% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the contract, you will receive income payments for life and the income bases and the account value will cease to exist. Also, the GMIB Plus may only be exercised no later than the contract anniversary on or following the contract owner's 90th birthday, after a 10 year waiting period, and then only within a 30 day period following the contract anniversary.

[GRAPHIC APPEARS HERE]






    With the GMIB Plus, the Income Base is applied to special, conservative
      Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the contract is issued. However, if then-current annuity purchase factors applied to the account value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your contract you will receive whatever amount produces the greatest income payment. Therefore, if your account value would provide greater income than would the amount provided under the GMIB Plus, you will have paid for the GMIB Plus although it was never used.


[GRAPHIC APPEARS HERE]






(5) THE GUARANTEED PRINCIPAL OPTION


    Assume your initial purchase payment is $100,000 and no withdrawals are taken. Assume that the account value at the 10th contract anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.


    The effects of exercising the Guaranteed Principal Option are:


    1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the account value 30 days after the 10th contract anniversary bringing the account value back up to $100,000.


    2) The GMIB Plus rider and rider fee terminates as of the date that the adjustment is made to the account value; the variable annuity contract continues.


    3) The GMIB Plus allocation and transfer restrictions terminate as of the date that the adjustment is made to the account value.



[GRAPHIC APPEARS HERE]






    *Withdrawals reduce the original purchase payment (I.E. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.


(6) THE OPTIONAL STEP UP: AUTOMATIC ANNUAL STEP-UP


Assume your initial investment is $100,000 and no withdrawals are taken. The 6% Annual Increase Amount increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your account value at the first contract anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first contract anniversary. Because your account value is higher than your 6% Annual Increase Amount, an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


   (1) The 6% Annual Increase Amount automatically resets from $106,000 to $110,000;


   (2) The 10-year waiting period to annuitize the contract under the GMIB Plus is reset to 10 years from the first contract anniversary;


   (3) The GMIB Plus rider charge is reset to the fee we charge new contract owners for the same GMIB Plus rider at that time; and

   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


The 6% Annual Increase Amount increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your account value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your account value is higher than your 6% Annual Increase Amount, an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


   (1) The 6% Annual Increase Amount automatically resets from $116,600 to $120,000;


   (2) The 10-year waiting period to annuitize the contract under the GMIB Plus is reset to 10 years from the second contract anniversary;


   (3) The GMIB Plus rider charge is reset to the fee we charge new contract owners for the same GMIB Plus rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


Assume your account value increases by $10,000 at each contract anniversary in years three through seven. At each contract anniversary, your account value would exceed the 6% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


The effect of each Optional Step-Up is:


   (1) The 6% Annual Increase Amount automatically resets to the higher account value;


   (2) The 10-year waiting period to annuitize the contract under the GMIB Plus is reset to 10 years from the date of the Optional Step-Up;


   (3) The GMIB Plus rider charge is reset to the fee we charge new contract owners for the same GMIB Plus rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.


The 6% Annual Increase Amount increases to $180,200 on the eighth anniversary ($170,000 increased by 6% per year, compounded annually). Assume your account value at the eighth contract anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your account value is lower than your 6% Annual Increase Amount. However, because the Optional Step-Up has locked in previous gains, the 6% Annual Increase Amount remains at $180,200 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 6% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the contract anniversary on or after your 90th birthday, subject to the 190% maximum increase limitation on the Annual Increase Amount. Also, please note:


   (1) The 10-year waiting period to annuitize the contract under the GMIB Plus remains at the 17th contract anniversary (10 years from the date of the last Optional Step-Up);


   (2) The GMIB Plus rider charge remains at its current level; and


   (3) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


[GRAPHIC APPEARS HERE]

APPENDIX E


GUARANTEED WITHDRAWAL BENEFIT EXAMPLES


The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. (Examples A, B and C are for the Lifetime Withdrawal Guarantee II rider. Examples D through K are for the Enhanced GWB rider.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. The Guaranteed Withdrawal Benefit does not establish or guarantee an account value or minimum return for any investment portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount (under the Lifetime Withdrawal Guarantee II rider) and the Guaranteed Withdrawal Amount and the Benefit Base (under the Enhanced GWB rider) cannot be taken as a lump sum.


A.   Lifetime Withdrawal Guarantee II



     1.   When Withdrawals Do Not Exceed the Annual Benefit Payment



Assume that a contract with the Single Life version of LWG II had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).


Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the account value is reduced to zero.


If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the account value are reduced to zero. (Under the Single Life version of the LWG II rider, if the contract owner makes the first withdrawal on or after the contract anniversary following the date the contract owner reaches age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)


[GRAPHIC APPEARS HERE]








                                     Remaining
Annual                               Guaranteed   Guaranteed
Benefit   Cumulative    Account      Withdrawal   Withdrawal
Payment   Withdrawals   Value        Amount       Amount
$5,000    $5,000        $100,000     $100,000     $100,000
  5,000        10,000      90,250        95,000      100,000
  5,000        15,000    80,987.5        90,000      100,000
  5,000        20,000   72,188.13        85,000      100,000
  5,000        25,000   63,828.72        80,000      100,000
  5,000        30,000   55,887.28        75,000      100,000
  5,000        35,000   48,342.92        70,000      100,000
  5,000        40,000   41,175.77        65,000      100,000
  5,000        45,000   34,366.98        60,000      100,000
  5,000        50,000   27,898.63        55,000      100,000
  5,000        55,000    21,753.7        50,000      100,000
  5,000        60,000   15,916.02        45,000      100,000
  5,000        65,000   10,370.22        40,000      100,000
  5,000        70,000   5,101.706        35,000      100,000
  5,000        75,000    96.62093        30,000      100,000
  5,000        80,000           0             0      100,000
  5,000        85,000           0             0      100,000
  5,000        90,000           0             0      100,000
  5,000        95,000           0             0      100,000
  5,000       100,000           0             0      100,000





  2.   When Withdrawals Do Exceed the Annual Benefit Payment



Assume that a contract with the Single Life version of the LWG II rider had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the contract owner makes the first withdrawal on or after the contract anniversary following the date he or she reaches age 76, the Withdrawal Rate is 6% instead of 5% and the initial Annual Benefit Payment would be

$6,000. For the purposes of this example, assume the contract owner makes the first withdrawal before the contract anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)


Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the account value was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $80,000 - $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the entire withdrawal ($10,000) divided by the account value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% x $87,500 = $4,375.


(Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($6,000) divided by the account value before that withdrawal.)


B.   Lifetime Withdrawal Guarantee - Compounding Income Amount


Assume that a contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the contract owner makes the first withdrawal on or after the contract anniversary following the date he or she reaches age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment would be $6,000. For the purposes of this example, assume the contract owner makes the first withdrawal before the contract anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)


The Total Guaranteed Withdrawal Amount will increase by 6% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 5th contract anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.



If the first withdrawal is taken in the first contract year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).



If the first withdrawal is taken in the second contract year, then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 x 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 x 5%).


If the first withdrawal is taken in the third contract year, then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 x 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 x 5%).

If the first withdrawal is taken after the fifth contract year, then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 x 5%).


[GRAPHIC APPEARS HERE]









Year         Annual
of Second    Benefit
Withdrawal   Payment
         1   $5,000
         2     5,363
         3     5,751
         4     6,168
         5     6,615
         6     7,095
         7     7,609
         8     8,161
         9     8,753
        10     9,387
        11    10,068







C. Lifetime Withdrawal Guarantee - Automatic Annual Step-Ups and 6% Compounding Income Amount (No Withdrawals)


Assume that a contract owner, age 63 at issue, elected the Single Life version of the LWG II rider and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.


At the first contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the account value has increased to $110,000 at the first contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).


At the second contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the account value has increased to $120,000 at the second contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).


Assuming that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second contract anniversary through the fourth contract anniversary, and at that point would be equal to $134,832. Assume that during these contract years the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the account value at the fourth contract anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).

At the 5th contract anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the account value is less than $159,000. There is no Automatic Annual Step-Up since the account value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 x 5%).


[GRAPHIC APPEARS HERE]





D.   Enhanced GWB -  How Withdrawals Affect the Benefit Base



  1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 + 5% GWB Bonus Amount). Assume that the account value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.


  2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the account value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the account value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.



E. Enhanced GWB - How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment



An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.



F.   Enhanced GWB -  How Withdrawals Affect the Annual Benefit Payment



  1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the account value by an additional $1,000, the account value would be reduced to $100,000 - $9,000 - $1,000 = $90,000.
     Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.


  2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the account value had increased to $150,000, the account value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.



G. Enhanced GWB - How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount



An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.



H.   Enhanced GWB -  Putting It All Together



     1.   When Withdrawals Do Not Exceed the Annual Benefit Payment


An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your account value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.


[GRAPHIC APPEARS HERE]







     Annual
     Benefit   Cumulative   Account     Benefit
     Payment   Withdrawal   Value       Base
 0        $0           $0    $100,000    $105,000
 1     7,350        7,350      85,000      97,650
 2     7,350        7,350      68,000      90,300
 3     7,350        7,350      50,000      82,950
 4     7,350        7,350      42,650      75,600
 5     7,350        7,350      35,300      68,250
 6     7,350        7,350      27,950      60,900
 7     7,350        7,350      20,600      53,550
 8     7,350        7,350      13,250      46,200
 9     7,350        7,350       5,900      38,850
10     7,350        7,350           0      31,500
11     7,350        7,350           0      24,150
12     7,350        7,350           0      16,800
13     7,350        7,350           0       9,450
14     7,350        7,350           0       2,100
15     2,100        2,100           0           0
16
17
18

  2.   When Withdrawals Do Exceed the Annual Benefit Payment


An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting account value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the account value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.


[GRAPHIC APPEARS HERE]







     Annual
     Benefit   Cumulative    Account     Benefit
     Payment   Withdrawals   Value       Base
 0        $0            $0    $100,000    $105,000
 1     7,350         7,350      85,000      97,650
 2     7,350         7,350      68,000      90,300
 3     7,350         7,350      50,000      82,950
 4     7,350        10,000      40,000      40,000
 5     2,800         2,800      37,200      37,200
 6     2,800         2,800      34,400      34,400
 7     2,800         2,800      31,600      31,600
 8     2,800         2,800      28,800      28,800
 9     2,800         2,800      26,000      26,000
10     2,800         2,800      23,200      23,200
11     2,800         2,800      20,400      20,400
12     2,800         2,800      17,600      17,600
13     2,800         2,800      14,800      14,800
14     2,800         2,800      12,000      12,000
15     2,800         2,800       9,200       9,200
16     2,800         2,800       6,400       6,400
17     2,800         2,800       3,600       3,600
18     2,800         2,800         800         800




I.   Enhanced GWB -  How the Optional Reset Works (may be elected prior to age
                                                                 86)



Assume that a contract had an initial purchase payment of $100,000 and the fee is 0.55%. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).



The account value on the third contract anniversary grew due to market performance to $148,350. Assume the fee remains at 0.55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.55%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.


The account value on the sixth contract anniversary grew due to market performance to $179,859. Assume the fee has been increased to 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.

The account value on the ninth contract anniversary grew due to market performance to $282,582. Assume the fee is still 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.



The period of time over which the Annual Benefit Payment may be taken would be lengthened.


[GRAPHIC APPEARS HERE]







     Annual
     Benefit   Cumulative   Account
     Payment   Withdrawal   Value
 1      7350         7350    105000
 2      7350        14700    125000
 3      7350        22050    130000
 4     10385        32435    148350
 5     10385        42819    185000
 6     10385        53204    195000
 7     12590        65794    179859
 8     12590        78384    210000
 9     12590        90974    223000
10     19781       110755    282582
11     19781       130535    270000
12     19781       150316    278000
13         0            0    315000




J. Enhanced GWB - How a One-Time Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment



Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.



Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the account value at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%). (If you elect Automatic Annual Resets, a reset will not occur if the account value is lower than the Guaranteed Withdrawal Amount.)


Under these circumstances, the one-time Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.

K. Enhanced GWB - Annual Benefit Payment Continuing When Account Value Reaches Zero



Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).


Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the account value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.


In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the contract would then be $105,000.


[GRAPHIC APPEARS HERE]







Annual
Benefit   Cumulative    Account     Benefit
Payment   Withdrawals   Value       Base
  $7350        $7,350    $100,000    $105,000
   7350        14,700      73,000      97,650
   7350        22,050      52,750      90,300
   7350        29,400    37,562.5      82,950
   7350        36,750   26,171.88      75,600
   7350        44,100   17,628.91      68,250
   7350        51,450   11,221.68      60,900
   7350        58,800    6,416.26      53,550
   7350        66,150   2,812.195      46,200
   7350        73,500    109.1461      38,850
   7350        80,850           0      31,500
   7350        88,200           0      24,150
   7350        95,550           0      16,800
   7350       102,900           0       9,450
  2,100       105,000           0       2,100
      0                                     0

APPENDIX F

DEATH BENEFIT EXAMPLES

The investment results shown in the examples below are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract owner and the investment experience of the investment portfolios chosen. THE EXAMPLES BELOW DO NOT REFLECT THE DEDUCTION OF FEES AND EXPENSES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. All amounts are rounded to the nearest dollar.



PRINCIPAL PROTECTION DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Principal Protection death benefit proportionately by the percentage reduction in account value attributable to each partial withdrawal.






                                                         DATE                          AMOUNT
                                            ------------------------------   -------------------------
   A    Initial Purchase Payment                      10/1/2009              $100,000
   B    Account Value                                 10/1/2010              $104,000
                                            (First Contract Anniversary)
   C    Death Benefit                              As of 10/1/2010           $104,000
                                                                             (= greater of A and B)
   D    Account Value                                 10/1/2011              $ 90,000
                                            (Second Contract Anniversary)
   E    Death Benefit                                 10/1/2011              $100,000
                                                                             (= greater of A and D)
   F    Withdrawal                                    10/2/2011              $  9,000
   G    Percentage Reduction in Account               10/2/2011                        10%
        Value                                                                (= F/D)
   H    Account Value after Withdrawal                10/2/2011              $ 81,000
                                                                             (= D-F)
   I    Purchase Payments reduced for              As of 10/2/2011           $ 90,000
        Withdrawal                                                           (= A-(A x G))
   J    Death Benefit                                 10/2/2011              $ 90,000
                                                                             (= greater of H and I)



Notes to Example
----------------


Purchaser is age 60 at issue.


The account values on 10/1/11 and 10/2/11 are assumed to be equal prior to the withdrawal.

ANNUAL STEP-UP DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Annual Step-Up death benefit proportionately by the percentage reduction in account value attributable to each partial withdrawal.






                                                               DATE                          AMOUNT
                                                  ------------------------------   -------------------------
   A    Initial Purchase Payment                            10/1/2009              $100,000
   B    Account Value                                       10/1/2010              $104,000
                                                  (First Contract Anniversary)
   C    Death Benefit (Highest Anniversary               As of 10/1/2010           $104,000
        Value)                                                                     (= greater of A and B)
   D    Account Value                                       10/1/2011              $ 90,000
                                                  (Second Contract Anniversary)
   E    Death Benefit (Highest Contract Year                10/1/2011              $104,000
        Anniversary)                                                               (= greater of B and D)
   F    Withdrawal                                          10/2/2011              $  9,000
   G    Percentage Reduction in Account                     10/2/2011                        10%
        Value                                                                      (= F/D)
   H    Account Value after Withdrawal                      10/2/2011              $ 81,000
                                                                                   (= D-F)
   I    Highest Anniversary Value reduced for            As of 10/2/2011           $ 93,600
        Withdrawal                                                                 (= E-(E x G))
   J    Death Benefit                                       10/2/2011              $ 93,600
                                                                                   (= greater of H and I)



Notes to Example
----------------


Purchaser is age 60 at issue.


The account values on 10/1/11 and 10/2/11 are assumed to be equal prior to the withdrawal.

                                                  THE VARIABLE ANNUITY CONTRACT

                                                                       ISSUED BY


                                      FIRST METLIFE INVESTORS INSURANCE COMPANY



                                                                             AND



                           FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE




                                                                         CLASS B




                                                                     MAY 1, 2009



This prospectus describes the flexible premium deferred variable annuity contract offered by First MetLife Investors Insurance Company (First
MetLife Investors or we or us). The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans.



                               The annuity contract has 40 investment choices -

a fixed account that offers an interest rate guaranteed by us, and 39 investment portfolios listed below. You can put your money in the fixed account and/or any of these investment portfolios. Effective for contracts issued on and after May 1, 2003, the fixed account is not available as an investment choice during the accumulation phase of the contract, except in connection with an enhanced dollar cost averaging program.





AMERICAN FUNDS INSURANCE SERIES (Reg. TM)

(CLASS 2):

     American Funds Global Growth Fund

     American Funds Global Small Capitalization Fund

     American Funds Growth Fund


MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS A):

     BlackRock High Yield Portfolio

     BlackRock Large Cap Core Portfolio

     Clarion Global Real Estate Portfolio

     Dreman Small Cap Value Portfolio

     Lazard Mid Cap Portfolio

     Lord Abbett Bond Debenture Portfolio

     Lord Abbett Growth and Income Portfolio

     Lord Abbett Mid Cap Value Portfolio

     Met/Franklin Mutual Shares Portfolio

     Met/Templeton Growth Portfolio

     MFS (Reg. TM) Emerging Markets Equity Portfolio

     MFS (Reg. TM) Research International Portfolio

     Oppenheimer Capital Appreciation Portfolio

     PIMCO Inflation Protected Bond Portfolio

     PIMCO Total Return Portfolio

     Pioneer Fund Portfolio (Class A)

     Pioneer Strategic Income Portfolio (Class A)

     Van Kampen Comstock Portfolio

     Van Kampen Mid Cap Growth Portfolio



METROPOLITAN SERIES FUND, INC.:

     BlackRock Bond Income Portfolio (Class B)

     BlackRock Legacy Large Cap Growth Portfolio

         (Class A)

     BlackRock Money Market Portfolio (Class B)

     Davis Venture Value Portfolio (Class E)

     Loomis Sayles Small Cap Growth Portfolio (Class B)

         (formerly Franklin Templeton Small Cap Growth Portfolio)

     Met/Dimensional International Small Company Portfolio (Class B)

     MFS (Reg. TM) Total Return Portfolio (Class B)

     MFS (Reg. TM) Value Portfolio (Class B)

     Oppenheimer Global Equity Portfolio (Class B)



MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B):

     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio

MET INVESTORS SERIES TRUST - FRANKLIN TEMPLETON ASSET ALLOCATION PORTFOLIO (CLASS B):

     Met/Franklin Templeton Founding Strategy Portfolio



MET INVESTORS SERIES TRUST - SSGA ETF PORTFOLIOS (CLASS B):

     SSgA Growth and Income ETF Portfolio

     SSgA Growth ETF Portfolio



Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First MetLife Investors Variable Annuity Contract.


To learn more about the First MetLife Investors Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2009. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 61 of this prospectus. For a free copy of the SAI, call us at (800) 709-2811, visit our website at WWW.METLIFEINVESTORS.COM, or write to us at: 5 Park Plaza, Suite 1900, Irvine, CA 92614.



The contracts:

o  are not bank deposits

o  are not FDIC insured

o  are not insured by any federal government agency

o  are not guaranteed by any bank or credit union

o  may be subject to loss of principal


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


May 1, 2009

TABLE OF CONTENTS                                              PAGE
                         PAGE





INDEX OF SPECIAL TERMS..................   4
HIGHLIGHTS..............................   5
FEE TABLES AND EXAMPLES.................   7
1. THE ANNUITY CONTRACT.................  14
     Market Timing......................  15
2. PURCHASE.............................  15
     Purchase Payments..................  15
     Termination for Low Account Value    15
  .
     Allocation of Purchase Payments....  15
     Investment Allocation Restrictions
for Certain
       Riders...........................  16
     Free Look..........................  18
     Accumulation Units.................  18
     Account Value......................  19
     Replacement of Contracts...........  19
3. INVESTMENT OPTIONS...................  19
     Transfers..........................  22
     Dollar Cost Averaging Programs.....  25
     Three Month Market Entry Program...  26
     Automatic Rebalancing Program......  26
     Description of the MetLife Asset
Allocation
       Program..........................  27
     Description of the Met/Franklin
Templeton
       Founding Strategy Portfolio......  27
     Description of the SSgA ETF          28
  Portfolios  .
     Voting Rights......................  28
     Substitution of Investment Options   28
  .
4. EXPENSES.............................  28
     Product Charges....................  28
     Account Fee........................  29
     Lifetime Income Solution Plus -      29
  Rider Charge  .
     Guaranteed Withdrawal Benefit -      29
  Rider Charge  .
     Withdrawal Charge..................  30
     Reduction or Elimination of the
Withdrawal
       Charge...........................  31
     Premium and Other Taxes............  31
     Transfer Fee.......................  32
     Income Taxes.......................  32
     Investment Portfolio Expenses......  32
5. ANNUITY PAYMENTS
     (THE INCOME PHASE).................  32
     Annuity Date.......................  32
     Annuity Payments...................  32
     Annuity Options....................  33
     Variable Annuity Payments..........  34
     Fixed Annuity Payments.............  35
6. ACCESS TO YOUR MONEY.................  35
     Systematic Withdrawal Program......  36
     Suspension of Payments or            36
  Transfers  .


7. LIVING BENEFITS......................  37
     Guaranteed Income Benefit..........  37
     LIS Plus, Qualified Contracts and
Decedent
       Contracts........................  37
     Description of LIS Plus............  38
     Guaranteed Withdrawal Benefit......  42
     Description of the Lifetime          43
  Withdrawal Guarantee  .
8. PERFORMANCE..........................  48
9. DEATH BENEFIT........................  48
     Upon Your Death....................  48
     Standard Death Benefit - Principal   49
  Protection  .
     Optional Death Benefit - Annual      49
  Step-Up  .
     General Death Benefit Provisions...  49
     Spousal Continuation...............  50
     Death of the Annuitant.............  50
     Controlled Payout..................  51
10. FEDERAL INCOME TAX STATUS...........  51
     Taxation of Non-Qualified            51
  Contracts  .
     Taxation of Qualified Contracts....  53
     Puerto Rico Tax Considerations.....  56
     Tax Benefits Related to the Assets
of the Separate
       Account..........................  57
     Possible Tax Law Changes...........  57
11. OTHER INFORMATION...................  57
     First MetLife Investors............  57
     The Separate Account...............  57
     Distributor........................  58
     Selling Firms......................  58
     Requests and Elections.............  59
     Ownership..........................  60
     Legal Proceedings..................  61
     Financial Statements...............  61
TABLE OF CONTENTS OF THE STATEMENT OF
ADDITIONAL INFORMATION..................  61
APPENDIX A.............................. A-1
     Condensed Financial Information.... A-1
APPENDIX B.............................. B-1
     Participating Investment            B-1
  Portfolios  .
APPENDIX C.............................. C-1
     EDCA Examples with Multiple         C-1
  Purchase Payments
APPENDIX D.............................. D-1
     Lifetime Income Solution Plus       D-1
  Examples  .
APPENDIX E.............................. E-1
     Lifetime Withdrawal Guarantee       E-1
  Examples  .
APPENDIX F.............................. F-1
     Death Benefit Examples............. F-1

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.



                                                                            PAGE

Account Value............................................................ 19
Accumulation Phase....................................................... 14
Accumulation Unit........................................................ 18
Annual Benefit Payment................................................... 44
Annuitant................................................................ 60
Annuity Date............................................................. 32
Annuity Options.......................................................... 33
Annuity Payments......................................................... 32
Annuity Units............................................................ 33
Beneficiary.............................................................. 60
Business Day............................................................. 16
Fixed Account............................................................ 14
Good Order............................................................... 59
Guaranteed Principal Adjustment.......................................... 46
Income Base.............................................................. 38
Income Phase............................................................. 14
Investment Portfolios.................................................... 19
Joint Owners............................................................. 60
Owner.................................................................... 60
Purchase Payment......................................................... 15
Remaining Guaranteed Withdrawal Amount................................... 44
Separate Account......................................................... 57
Total Guaranteed Withdrawal Amount....................................... 43

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company, where you agree to make at least one purchase payment to us and we agree to make a series of annuity payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in our fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose an optional death benefit and fixed and variable income options. You can also select the Lifetime Income Solution Plus benefit (LIS Plus).



The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may assess a withdrawal charge of up to 7%. The income phase occurs when you or a designated payee begin receiving regular annuity payments from your contract. You and the annuitant (the person on whose life we base annuity payments) do not have to be the same, unless you purchase a tax qualified contract or elect the LIS Plus (see "Living Benefits - Guaranteed Income Benefit").



You can have annuity payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable annuity payments, the amount of the variable annuity payments will depend upon the investment performance of the investment portfolio(s) you select for the income phase. If you choose fixed annuity payments, the amount of each payment will not change during the income phase.


TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")



FREE LOOK. You may cancel the contract within 10 days after receiving it. If you mail your cancellation request, the request must be postmarked by the appropriate day; if you deliver your cancellation request by hand, it must be received by us by the appropriate day. You will receive whatever your contract is worth on the day that we receive your cancellation request and we will not deduct a withdrawal charge. The amount you receive may be more or less than your payment depending upon the performance of the investment portfolios. You bear the risk of any decline in account value. We do not refund any charges or deductions assessed during the free look period.



TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.


NON-NATURAL PERSONS AS OWNERS. If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The owner of this contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract.


INQUIRIES. If you need more information, please contact our Annuity Service Center at:


                    MetLife Investors Distribution Company

                                P.O. Box 10366
                          Des Moines, Iowa 50306-0366
                                 (800) 709-2811

ELECTRONIC DELIVERY. As an owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the investment portfolios and other contract related documents.


Contact us at WWW.METLIFEINVESTORS.COM for more information and to enroll.

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE




WITHDRAWAL CHARGE (Note 1)                7%
(as a percentage of purchase payments)
TRANSFER FEE (Note 2)                     $0 (First 12 per year)
                                          $25 (Thereafter)


--------------------------------------------------------------------------------


Note 1. If an amount withdrawn is determined to include the withdrawal of prior purchase payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See "Expenses - Withdrawal Charge.")





Number of Complete Years from    Withdrawal Charge
Receipt of Purchase Payment      (% of Purchase Payment)
------------------------------   ------------------------
               0                            7

               1                            6
               2                            6
               3                            5
               4                            4
               5                            3
               6                            2
         7 and thereafter                   0


Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is $25 per transfer. First MetLife Investors is currently waiving the transfer fee, but reserves the right to charge the fee in the future.

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.

--------------------------------------------------------------------------------


ACCOUNT FEE (Note 1)    $30


SEPARATE ACCOUNT ANNUAL EXPENSES*

(referred to as Separate Account Product Charges)

(as a percentage of average account value in the Separate Account)




Mortality and Expense Charge                 1.05%
Administration Charge                        0.25%
                                             ----
Total Separate Account Annual Expenses       1.30%
Death Benefit Rider Charge (Optional)
(as a percentage of average account
  value in the Separate Account)
Optional Death Benefit - Annual Step-Up      0.20%
Total Separate Account Annual Expenses
Including Charge for Optional Death          1.50%
  Benefit


--------------------------------------------------------------------------------

Note 1. An Account Fee of $30 is charged on the last day of each contract year if the account value is less than $50,000. Different policies apply during the income phase of the contract. (See "Expenses").



* Certain charges and expenses for contracts issued before May 1, 2004 are different. Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses").

ADDITIONAL OPTIONAL RIDER CHARGES*



LIFETIME INCOME SOLUTION PLUS (LIS PLUS) RIDER CHARGE
  LIS Plus Prior to Optional Step-Up       0.95% of the Income Base (Note 1)

  LIS Plus Upon Optional Step-Up           1.50% of the Income Base (Note 1)
  (maximum**)
GUARANTEED WITHDRAWAL BENEFIT (LIFETIME WITHDRAWAL GUARANTEE) RIDER CHARGE
  Single Life Version Prior to             0.50% of the Total Guaranteed Withdrawal Amount
  Automatic Annual
  Step-Up                                  (Note 2)

  Single Life Version Upon Automatic       0.95% of the Total Guaranteed Withdrawal Amount
  Annual
  Step-Up (maximum**)                      (Note 2)
  Joint Life Version Prior to Automatic    0.70% of the Total Guaranteed Withdrawal Amount
  Annual
  Step-Up                                  (Note 2)
  Joint Life Version Upon Automatic        1.40% of the Total Guaranteed Withdrawal Amount
  Annual
  Step-Up (maximum**)                      (Note 2)

--------------------------------------------------------------------------------

* The Lifetime Withdrawal Guarantee rider is no longer available for sale. Certain rider charges for contracts issued before February 24, 2009 are different. Certain charges and expenses may not apply during the income phase of the contract. (See "Expenses.")


** Certain rider charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your contract was issued, the current rider charge was equal to the maximum rider charge, that rider charge will not increase upon an Optional Step-Up. (See "Expenses.")


Note 1. On the issue date, the Income Base is equal to your initial purchase payment. The Income Base is adjusted for subsequent purchase payments and withdrawals. See "Living Benefits - Guaranteed Income Benefit" for a definition of the term Income Base.


Note 2. The Total Guaranteed Withdrawal Amount is initially set at an amount equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount may increase with additional purchase payments. See "Living Benefits - Guaranteed Withdrawal Benefit" for a definition of the term Total Guaranteed Withdrawal Amount.

--------------------------------------------------------------------------------

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CERTAIN INVESTMENT PORTFOLIOS MAY IMPOSE A REDEMPTION FEE IN THE FUTURE. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.



                                        Minimum       Maximum
                                        ----          ----

Total Annual Investment Portfolio       0.58%         1.60%
  Operating Expenses (expenses
that are deducted from investment
portfolio assets, including
management fees, 12b-1/service fees,
  and other expenses)

--------------------------------------------------------------------------------

FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION -


DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES

(as a percentage of the average daily net assets of an investment portfolio)


The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.





                                                                              ACQUIRED     TOTAL     CONTRACTUAL   NET TOTAL
                                                         12B-1/                 FUND       ANNUAL      EXPENSE      ANNUAL
                                          MANAGEMENT    SERVICE      OTHER    FEES AND   PORTFOLIO     SUBSIDY     PORTFOLIO
                                             FEES         FEES     EXPENSES   EXPENSES    EXPENSES   OR DEFERRAL   EXPENSES
                                         ------------ ----------- ---------- ---------- ----------- ------------- ----------
AMERICAN FUNDS INSURANCE SERIES (Reg.
  TM)
 American Funds Global Growth Fund         0.53%       0.25%       0.02%      0.00%      0.80%        0.00%        0.80%
 American Funds Global Small               0.71%       0.25%       0.03%      0.00%      0.99%        0.00%        0.99%
  Capitalization
 Fund
 American Funds Growth Fund                0.32%       0.25%       0.01%      0.00%      0.58%        0.00%        0.58%
MET INVESTORS SERIES TRUST
 BlackRock High Yield Portfolio            0.60%       0.25%       0.09%      0.00%      0.94%        0.00%        0.94%
 BlackRock Large Cap Core Portfolio        0.58%       0.25%       0.04%      0.00%      0.87%        0.00%        0.87%
 Clarion Global Real Estate Portfolio      0.63%       0.25%       0.05%      0.00%      0.93%        0.00%        0.93%
 Dreman Small Cap Value Portfolio          0.79%       0.25%       0.12%      0.00%      1.16%        0.00%        1.16%
 Lazard Mid Cap Portfolio(1)               0.69%       0.25%       0.05%      0.00%      0.99%        0.00%        0.99%
 Lord Abbett Bond Debenture Portfolio      0.50%       0.25%       0.03%      0.00%      0.78%        0.00%        0.78%
 Lord Abbett Growth and Income Portfolio   0.50%       0.25%       0.03%      0.00%      0.78%        0.00%        0.78%
 Lord Abbett Mid Cap Value Portfolio(2)    0.68%       0.25%       0.07%      0.00%      1.00%        0.00%        1.00%
 Met/Franklin Mutual Shares Portfolio      0.80%       0.25%       0.55%      0.00%      1.60%        0.45%        1.15%
 Met/Templeton Growth Portfolio            0.70%       0.25%       0.59%      0.00%      1.54%        0.47%        1.07%
 MFS (Reg. TM) Emerging Markets Equity     0.98%       0.25%       0.15%      0.00%      1.38%        0.00%        1.38%
  Portfolio
 MFS (Reg. TM) Research International      0.70%       0.25%       0.06%      0.00%      1.01%        0.00%        1.01%
  Portfolio
 Oppenheimer Capital Appreciation          0.59%       0.25%       0.04%      0.00%      0.88%        0.00%        0.88%
  Portfolio
 PIMCO Inflation Protected Bond            0.49%       0.25%       0.04%      0.00%      0.78%        0.00%        0.78%
  Portfolio
 PIMCO Total Return Portfolio              0.48%       0.25%       0.05%      0.00%      0.78%        0.00%        0.78%
 Pioneer Fund Portfolio(3)(4)              0.70%       0.00%       0.29%      0.00%      0.99%        0.00%        0.99%
 Pioneer Strategic Income Portfolio        0.60%       0.00%       0.07%      0.00%      0.67%        0.00%        0.67%
 Van Kampen Comstock Portfolio             0.58%       0.25%       0.03%      0.00%      0.86%        0.00%        0.86%
 Van Kampen Mid Cap Growth Portfolio(5)    0.70%       0.25%       0.19%      0.00%      1.14%        0.00%        1.14%
METROPOLITAN SERIES FUND, INC.
 BlackRock Bond Income Portfolio           0.38%       0.25%       0.05%      0.00%      0.68%        0.01%        0.67%
 BlackRock Legacy Large Cap Growth         0.73%       0.00%       0.05%      0.00%      0.78%        0.01%        0.77%
 Portfolio
 BlackRock Money Market Portfolio(6)       0.32%       0.25%       0.02%      0.00%      0.59%        0.01%        0.58%
 Davis Venture Value Portfolio             0.70%       0.15%       0.03%      0.00%      0.88%        0.04%        0.84%
 Loomis Sayles Small Cap Growth            0.90%       0.25%       0.13%      0.00%      1.28%        0.06%        1.22%
  Portfolio
 Met/Dimensional International Small       0.82%       0.25%       0.44%      0.00%      1.51%        0.11%        1.40%
 Company Portfolio(7)
 MFS (Reg. TM) Total Return Portfolio      0.53%       0.25%       0.05%      0.00%      0.83%        0.00%        0.83%
 MFS (Reg. TM) Value Portfolio             0.72%       0.25%       0.08%      0.00%      1.05%        0.07%        0.98%
 Oppenheimer Global Equity Portfolio       0.52%       0.25%       0.09%      0.00%      0.86%        0.00%        0.86%

                                                                                                                        NET TOTAL
                                                                                                                         ANNUAL
                                                                                                                        PORTFOLIO
                                                                                                                        EXPENSES
                                                                                  ACQUIRED     TOTAL     CONTRACTUAL    INCLUDING
                                                                                    FUND       ANNUAL      EXPENSE     EXPENSES OF
                                          MANAGEMENT   12B-1/SERVICE     OTHER    FEES AND   PORTFOLIO     SUBSIDY     UNDERLYING
                                             FEES           FEES       EXPENSES   EXPENSES    EXPENSES   OR DEFERRAL   PORTFOLIOS
                                         ------------ --------------- ---------- ---------- ----------- ------------- ------------
MET INVESTORS SERIES TRUST -
 METLIFE ASSET ALLOCATION PROGRAM

 MetLife Defensive Strategy Portfolio(8)   0.08%        0.25%          0.02%      0.60%      0.95%       0.00%         0.95%
 MetLife Moderate Strategy Portfolio(8)    0.07%        0.25%          0.00%      0.63%      0.95%       0.00%         0.95%
 MetLife Balanced Strategy Portfolio(8)    0.06%        0.25%          0.00%      0.67%      0.98%       0.00%         0.98%
 MetLife Growth Strategy Portfolio(8)      0.06%        0.25%          0.00%      0.71%      1.02%       0.00%         1.02%
 MetLife Aggressive Strategy               0.09%        0.25%          0.01%      0.74%      1.09%       0.00%         1.09%
  Portfolio(8)
MET INVESTORS SERIES TRUST -
 FRANKLIN TEMPLETON ASSET ALLOCATION
 PORTFOLIO
 Met/Franklin Templeton Founding           0.05%        0.25%          0.08%      0.89%      1.27%       0.08%         1.19%
  Strategy
 Portfolio(9)
MET INVESTORS SERIES TRUST - SSGA ETF
 PORTFOLIOS
 SSgA Growth and Income ETF                0.33%        0.25%          0.08%      0.20%      0.86%       0.03%         0.83%
 Portfolio(2)(3)(10)
 SSgA Growth ETF Portfolio(1)(3)(10)       0.33%        0.25%          0.08%      0.21%      0.87%       0.03%         0.84%



The Net Total Annual Portfolio Expenses have been restated to reflect contractual arrangements in effect as of May 1, 2009, under which investment advisers or managers of investment portfolios have agreed to waive and/or pay expenses of the portfolios. Each of these arrangements is in effect until at least April 30, 2010 (excluding optional extensions). Net Total Annual Portfolio Expenses have not been restated to reflect expense reductions that certain investment portfolios achieved as a result of directed brokerage arrangements. The investment portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated, the information provided is for the year ended December 31, 2008.


(1) Other Expenses include 0.02% of deferred expense reimbursement from a prior period.


(2) Other Expenses include 0.03% of deferred expense reimbursement from a prior period.


(3) The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year.


(4) Other Expenses include 0.01% of deferred expense reimbursement from a prior period.


(5) Other Expenses include 0.08% of deferred expense reimbursement from a prior period.


(6) Other Expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.


(7) The fees and expenses of the Portfolio are estimated for the year ending December 31, 2009.


(8) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.


(9) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.


(10) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.


THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: (A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE SUBSIDY AND/OR DEFERRAL). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



CHART 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit rider and the Lifetime Income Solution Plus rider (assuming the maximum 1.50% charge applies in all contract years), which is the most expensive way to purchase the contract.


(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:





                               Time Periods
                    1 year         3 years        5 years       10 years
                 ------------   ------------   ------------   ------------
    maximum       (a)$1,174      (a)$1,994      (a)$2,836      (a)$5,235
    minimum       (b)$1,073      (b)$1,695      (b)$2,349      (b)$4,330



(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:





                              Time Periods
                   1 year        3 years        5 years       10 years
                 ----------   ------------   ------------   ------------
    maximum       (a)$474      (a)$1,454      (a)$2,476      (a)$5,235
    minimum       (b)$373      (b)$1,155      (b)$1,989      (b)$4,330





CHART 2. Chart 2 assumes you do not select the optional death benefit or any living benefit rider, which is the least expensive way to purchase the contract.


(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:





                              Time Periods
                   1 year        3 years        5 years       10 years
                 ----------   ------------   ------------   ------------
    maximum       (a)$996      (a)$1,444      (a)$1,897      (a)$3,232
    minimum       (b)$894      (b)$1,138      (b)$1,388      (b)$2,221



(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:





                            Time Periods
                   1 year      3 years       5 years       10 years
                 ----------   ---------   ------------   ------------
    maximum       (a)$296      (a)$904     (a)$1,537      (a)$3,232
    minimum       (b)$194      (b)$598     (b)$1,028      (b)$2,221




The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information containing the accumulation unit value history appears in Appendix A of this prospectus as well as in the SAI.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.


The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.


The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")


The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the investment portfolio(s) you select for the income phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion. However, there are certain optional features that provide guarantees that can reduce your investment risk (see "Living Benefits").


Except as described below, the contract also contains a FIXED ACCOUNT. The fixed account is not offered by this prospectus. The fixed account offers an interest rate that is guaranteed by us. If you select the fixed account, your money will be placed with our other general account assets, and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed annuity payment option during the income phase, payments are made from our general account assets.


The amount of the annuity payments you receive during the income phase from a fixed annuity payment option of the contract will remain level for the entire income phase. (Please see "Annuity Payments (The Income Phase)" for more information.)


EFFECTIVE FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 2003, THE FIXED ACCOUNT OF FIRST METLIFE INVESTORS IS NOT AVAILABLE AS AN INVESTMENT CHOICE DURING THE ACCUMULATION PHASE OF THE CONTRACT, EXCEPT IN CONNECTION WITH AN ENHANCED DOLLAR COST AVERAGING PROGRAM, AND NO TRANSFER WILL BE PERMITTED INTO THE FIXED ACCOUNT UNTIL THE INCOME PHASE OF THE CONTRACT. ALL REFERENCES IN THIS PROSPECTUS TO INVESTMENTS IN OR TRANSFERS INTO THE FIXED ACCOUNT DURING THE ACCUMULATION PHASE (EXCEPT FOR THE ENHANCED DOLLAR COST AVERAGING PROGRAM) SHALL ONLY APPLY TO CONTRACTS ISSUED PRIOR TO MAY 1, 2003.


As owner of the contract, you exercise all interests and rights under the contract. You can change the owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned generally by joint owners (limited to two natural persons). We provide more information on this under "Other Information - Ownership."


Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation (see "Death Benefit - Spousal Continuation"), are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse. Accordingly, a purchaser who has or is contemplating a civil union or same sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the contract owner under the Joint Life version of the Lifetime Withdrawal

Guarantee (see "Living Benefits - Guaranteed Withdrawal Benefit").


MARKET TIMING


We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (I.E., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular investment portfolios made by owners within given periods of time and/or investigating transfer activity identified by the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our market timing policies and procedures are discussed in more detail in "Investment Options - Transfers - Market Timing."




2. PURCHASE

PURCHASE PAYMENTS



A PURCHASE PAYMENT is the money you give us to invest in the contract. The initial purchase payment is due on the date the contract is issued. Subject to the minimum and maximum payment requirements (see below), you may make additional purchase payments.



o The minimum initial purchase payment we will accept is $5,000 when the contract is purchased as a non-qualified contract.


o If you are purchasing the contract as part of an IRA (Individual Retirement Annuity) or other qualified plan, the minimum initial purchase payment we will accept is $2,000.


o If you want to make an initial purchase payment of $1 million or more, or an additional purchase payment that would cause your total purchase payments to exceed $1 million, you will need our prior approval.


o You can make additional purchase payments of $500 or more to either type of contract (qualified and non-qualified) unless you have elected an electronic funds transfer program approved by us, in which case the minimum additional purchase payment is $100 per month.


o  We will accept a different amount if required by federal tax law.


o We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")


o We will not accept purchase payments made with cash, money orders, or travelers checks.


We reserve the right to reject any application or purchase payment and to limit future purchase payments.


TERMINATION FOR LOW ACCOUNT VALUE


We may terminate your contract by paying you the account value in one sum if, prior to the annuity date, you do not make purchase payments for three consecutive contract years, the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the account value on or after the end of such three year period is less than $2,000. Accordingly, no contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract.


ALLOCATION OF PURCHASE PAYMENTS



When you purchase a contract, we will allocate your purchase payment to the fixed account and/or any of the investment portfolios you have selected. You may not choose more than 18 investment portfolios (including the fixed account) at the time your initial purchase payment is allocated. Each allocation must be at least $500 and must be in whole numbers.



We have reserved the right to restrict payments to the fixed account if any of the following conditions exist:


o the credited interest rate on the fixed account is equal to the guaranteed minimum rate; or


o your account value in the fixed account equals or exceeds our published maximum for fixed account allocation (currently, there is no limit); or

o  a transfer was made out of the fixed account within the previous 180 days.



Once we receive your purchase payment and the necessary information (or a designee receives a payment and the necessary information in accordance with the designee's administrative procedures), we will issue your contract and allocate your first purchase payment within 2 business days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information - Requests and Elections.") However, if you allocate purchase payments to a discontinued investment portfolio (see Appendix A), we will request reallocation instructions or, if unable to obtain such instructions, we will return your purchase payment to you.



If you choose the Lifetime Income Solution Plus (LIS Plus) rider, until the rider terminates, we will require you to allocate your purchase payments and account value as described below under "Investment Allocation Restrictions for Certain Riders."


If you choose the Lifetime Withdrawal Guarantee rider, until the rider terminates, we will require you to allocate your purchase payments and account value among the BlackRock Money Market Portfolio, the Met/Franklin Templeton Founding Strategy Portfolio, the SSgA Growth and Income ETF Portfolio, the SSgA Growth ETF Portfolio, and/or the MetLife Asset Allocation Program portfolios, excluding the MetLife Aggressive Strategy Portfolio (you may participate in the Dollar Cost Averaging (DCA) or Enhanced Dollar Cost Averaging (EDCA) programs, subject to restrictions).



If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. However, if you make an additional purchase payment and you have an EDCA or Dollar Cost Averaging (DCA) program in effect, we will allocate your additional payments to the investment portfolios selected under the EDCA or DCA program unless you tell us otherwise. (See "Investment Options -

Dollar Cost Averaging Programs.") You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 investment portfolios (including the fixed account) at the time you submit a subsequent purchase payment. If you wish to allocate the payment to more than 18 investment portfolios (including the fixed account), we must have your request to allocate future purchase payments to more than 18 investment portfolios on record before we can apply your subsequent purchase payment to your chosen allocation. If there are joint owners, unless we are instructed to the contrary, we will accept allocation instructions from either joint owner.



INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS


ALLOCATION. If you elect the LIS Plus, you must comply with certain investment allocation restrictions. SPECIFICALLY, YOU MUST ALLOCATE ACCORDING TO EITHER
                                                                      ------
(A) OR (B) BELOW:


(A) You must allocate:


o 100% of your purchase payments or account value among the MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, SSgA Growth and Income ETF Portfolio and/or the BlackRock Money Market Portfolio (you may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed investment portfolios)


For contracts issued based on applications and necessary information received at our Annuity Service Center in good order before the close of the New York Stock Exchange on May 1, 2009, the following investment portfolios are also available under option (A): the MetLife Growth Strategy Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio.


OR


(B) You must allocate:


o  AT LEAST 30% of purchase payments or account value to Platform 1 portfolios;



o  UP TO 70% of purchase payments or account value to Platform 2 portfolios;


o  UP TO 15% of purchase payments or account value to Platform 3 portfolios;
     and


o  UP TO 15% of purchase payments or account value to Platform 4 portfolios.

For contracts issued based on applications and necessary information received at our Annuity Service Center in good order before the close of the New York

Stock Exchange on May 1, 2009, the following invesment allocation restrictions apply under option (B): you must allocate at least 15% of purchase payments or
                                          ------------
account value to Platform 1 portfolios and you may allocate up to 85% of
                                                            ---------
purchase payments or account value to Platform 2 portfolios (the percentages for Platforms 3 and 4 are the same as those listed above).


(See the "EDCA" section below for information on allocating purchase payments to the EDCA account under option (B).)


The investment options in each Platform are:


Platform 1
----------


     BlackRock Bond Income Portfolio

     BlackRock Money Market Portfolio

     PIMCO Inflation Protected Bond Portfolio+

     PIMCO Total Return Portfolio


Platform 2
----------


     American Funds Global Growth Fund

     American Funds Growth Fund

     BlackRock High Yield Portfolio+

     BlackRock Large Cap Core Portfolio+

     BlackRock Legacy Large Cap Growth Portfolio+

     Davis Venture Value Portfolio

     Lord Abbett Bond Debenture Portfolio

     Lord Abbett Growth and Income Portfolio

     Met/Franklin Mutual Shares Portfolio

     Met/Franklin Templeton Founding Strategy Portfolio

     Met/Templeton Growth Portfolio

     MetLife Aggressive Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Defensive Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MFS (Reg. TM) Research International Portfolio

     MFS (Reg. TM) Total Return Portfolio

     MFS (Reg. TM) Value Portfolio

     Oppenheimer Capital Appreciation Portfolio

     Oppenheimer Global Equity Portfolio

     Pioneer Fund Portfolio

     Pioneer Strategic Income Portfolio

     SSgA Growth and Income ETF Portfolio+

     SSgA Growth ETF Portfolio+

     Van Kampen Comstock Portfolio


Platform 3
----------


     Lazard Mid Cap Portfolio

     Lord Abbett Mid Cap Value Portfolio

     Van Kampen Mid Cap Growth Portfolio


Platform 4
----------


     American Funds Global Small Capitalization Portfolio

     Clarion Global Real Estate Portfolio

     Dreman Small Cap Value Portfolio

     Loomis Sayles Small Cap Growth Portfolio

     Met/Dimensional International Small Company Portfolio+

     MFS (Reg. TM) Emerging Markets Equity Portfolio


+ These portfolios are not available for investment prior to May 4, 2009.


YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.


We determine whether an investment option is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment option in the event that an investment option is added, deleted, substituted, merged or otherwise reorganized. In that case, any change in classification will only take effect as to your contract in the event you make a new purchase payment or request a transfer among investment options. We will provide you with prior written notice of any changes in classification of investment options.


REBALANCING. If you choose to allocate according to (B) above, we will rebalance your account value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your account value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your account value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your account value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day the reallocation will occur on the next business day.

Withdrawals from the contract will not result in rebalancing on the date of withdrawal.


The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.


EDCA. If you choose to allocate according to (B) above and you choose to allocate a purchase payment to the EDCA account, that entire purchase payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous purchase payments before allocating a purchase payment to the EDCA account, all transfers from an EDCA account must be allocated to the same investment options as your most recent allocations for purchase payments.


CHANGING PURCHASE PAYMENT ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under (B) above at any time by providing notice to us, at our Annuity Service Center, or by any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If you provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.


TRANSFERS. Please note that any transfer request must result in an account value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.


FREE LOOK



If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this "free look" period, we will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your payment depending upon the performance of the portfolios you allocated your purchase payment to during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. We do not refund any charges or deductions assessed during the free look period.



ACCUMULATION UNITS


The portion of your account value allocated to the Separate Account will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of this portion of your account value, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.)


Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:


1) dividing the net asset value per share of the investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value per share of the investment portfolio for the previous business day, and


2) multiplying it by one minus the Separate Account product charges (including any rider charge for the Annual Step-Up Death Benefit) for each day since the last business day and any charges for taxes.


The value of an accumulation unit may go up or down from day to day.


When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.


We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 p.m. Eastern
Time) and then credit your contract.


EXAMPLE:


   On Monday we receive an additional purchase payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Lord Abbett Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Growth and Income Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with
   359.71 accumulation units for the Lord Abbett Growth and Income Portfolio.


ACCOUNT VALUE


ACCOUNT VALUE is equal to the sum of your interests in the investment portfolios, the fixed account, and the EDCA account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.


REPLACEMENT OF CONTRACTS



EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The account value of this contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging program or the Three Month Market Entry Program (see "Investment Options - Dollar Cost Averaging Programs"). Any additional purchase payments contributed to the new contract will be subject to all fees and charges, including the withdrawal charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new contract offered by this prospectus. Then, you should compare the fees and charges (for example, the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.


OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.





3. INVESTMENT OPTIONS

The contract offers 39 INVESTMENT PORTFOLIOS, which are listed below. Additional investment portfolios may be available in the future.


YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. COPIES OF THESE PROSPECTUSES WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: FIRST METLIFE INVESTORS INSURANCE COMPANY, ANNUITY SERVICE CENTER, P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 709-2811. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://

WWW.SEC.GOV. CERTAIN INVESTMENT PORTFOLIOS DESCRIBED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR CONTRACT. (SEE APPENDIX A.) APPENDIX B CONTAINS A SUMMARY OF ADVISERS, SUBADVISERS, AND INVESTMENT OBJECTIVES FOR EACH INVESTMENT PORTFOLIO.


The investment objectives and policies of certain of the investment portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.


Shares of the investment portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment portfolios may conflict. The investment portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an investment portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the investment portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from investment portfolio assets. Contract owners, through their indirect investment in the investment portfolios, bear the costs of these advisory fees (see the investment portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.


We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolios. We will benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the adviser. (See "Fee Tables and Examples - Investment Portfolio Expenses" for information on the management fees paid by the investment portfolios and the Statement of Additional Information for the investment portfolios for information on the management fees paid by the adviser to the subadvisers.)


Certain investment portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An investment portfolio's 12b-1 Plan, if any, is described in more detail in the investment portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolio Expenses" and "Distributor.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an investment portfolio's 12b-1 Plan decrease the investment portfolio's investment return.


We select the investment portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the investment portfolios periodically and may remove an investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio has not attracted significant allocations from contract owners. In some cases, we have included investment portfolios based on recommendations made by selling firms. These selling firms may receive payments from the investment portfolios they recommend (including through inclusion of portfolios in any asset allocation models they develop) and may benefit accordingly from the allocation of account value to such investment portfolios.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.


We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series (Reg. TM). (See "Other Information -

Distributor.")



AMERICAN FUNDS INSURANCE SERIES (Reg. TM) (CLASS 2)

American Funds Insurance Series (Reg. TM) is a trust with multiple portfolios. Capital Research and Management Company is the investment adviser to each portfolio. The following Class 2 portfolios are available under the contract:


     American Funds Global Growth Fund

     American Funds Global Small Capitalization Fund

     American Funds Growth Fund



MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS A)

Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. (Met Investors Advisory, LLC, the former investment manager of Met Investors Series Trust, merged into MetLife Advisers on May 1, 2009.) MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B or, as noted, Class A portfolios are available under the contract:


     BlackRock High Yield Portfolio+

     BlackRock Large Cap Core Portfolio+

     Clarion Global Real Estate Portfolio

     Dreman Small Cap Value Portfolio

     Lazard Mid Cap Portfolio

     Lord Abbett Bond Debenture Portfolio


     Lord Abbett Growth and Income Portfolio

     Lord Abbett Mid Cap Value Portfolio

     Met/Franklin Mutual Shares Portfolio

     Met/Templeton Growth Portfolio

     MFS (Reg. TM) Emerging Markets Equity Portfolio

     MFS (Reg. TM) Research International Portfolio

     Oppenheimer Capital Appreciation Portfolio

     PIMCO Inflation Protected Bond Portfolio+

     PIMCO Total Return Portfolio

     Pioneer Fund Portfolio (Class A)

     Pioneer Strategic Income Portfolio (Class A)

     Van Kampen Comstock Portfolio

     Van Kampen Mid Cap Growth Portfolio


+ These portfolios are not available for investment prior to May 4, 2009.



METROPOLITAN SERIES FUND, INC.


Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:


     BlackRock Bond Income Portfolio (Class B)

     BlackRock Legacy Large Cap Growth Portfolio

         (Class A)+

     BlackRock Money Market Portfolio (Class B)

     Davis Venture Value Portfolio (Class E)

     Loomis Sayles Small Cap Growth Portfolio (Class B)

         (formerly Franklin Templeton Small Cap Growth Portfolio)

     Met/Dimensional International Small Company Portfolio (Class B)+

     MFS (Reg. TM) Total Return Portfolio (Class B)

     MFS (Reg. TM) Value Portfolio (Class B)

     Oppenheimer Global Equity Portfolio (Class B)


+ These portfolios are not available for investment prior to May 4, 2009.



MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are available under the contract:


     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio



MET INVESTORS SERIES TRUST - FRANKLIN TEMPLETON ASSET ALLOCATION PORTFOLIOS (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolio is also available under the contract:


     Met/Franklin Templeton Founding Strategy Portfolio



MET INVESTORS SERIES TRUST - SSGA ETF PORTFOLIOS (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are also available under the contract:


     SSgA Growth and Income ETF Portfolio+

     SSgA Growth ETF Portfolio+


+ These portfolios are not available for investment prior to May 4, 2009.


TRANSFERS


GENERAL. You can transfer a portion of your account value among the fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract owners. (See "Investment Options - Transfers -

Market Timing.") We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


You can make a transfer to or from the fixed account and to or from any investment portfolio, subject to the limitations below. All transfers made on the same business day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the business day. The following apply to any transfer:


o Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.


o  Your request for transfer must clearly state how much the transfer is for.


o The minimum amount you can transfer is $500 from an investment portfolio, or your entire interest in the investment portfolio, if less (this does not apply to pre-scheduled transfer programs).


o The minimum amount that may be transferred from the fixed account is $500, or your entire interest in the fixed account. Transfers out of the fixed account during the accumulation phase are limited to the greater of: (a) 25% of the fixed account value at the beginning of the contract year, or
     (b) the amount transferred out of the fixed account in the prior contract year. Currently we are not imposing these restrictions on transfers out of the fixed account, but we have the right to reimpose them at any time.


o You may not make a transfer to more than 18 investment portfolios (including the fixed account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 investment portfolios (including the fixed account) may be made by calling or writing our Annuity Service Center.


o If you have elected to add the LIS Plus or Lifetime Withdrawal Guarantee rider to your contract, you may only make transfers between certain investment portfolios. Please refer to the sections "Purchase-Allocation of Purchase Payments" and "Purchase-Investment Allocation Restrictions for
Certain Riders."


During the accumulation phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another investment portfolio). In such a case, the redemption order would be processed at the source investment portfolio's next determined accumulation unit value. However, the purchase of the new investment portfolio would be effective at the next determined accumulation unit value for the new investment portfolio only after we receive the proceeds from the source investment portfolio, or we otherwise receive cash on behalf of the source investment portfolio.


For transfers during the accumulation phase, we have reserved the right to restrict transfers to the fixed account if any one of the following conditions exist:


o  The credited interest rate is equal to the guaranteed minimum rate;


o Your account value in the fixed account equals or exceeds our published maximum for fixed account contract values (currently, there is no limit); or


o  A transfer was made out of the fixed account within the previous 180 days.


During the income phase, you cannot make transfers from a fixed annuity payment option to the investment portfolios. You can, however, make transfers during the income phase from the investment portfolios to a fixed annuity payment option and among the investment portfolios.


TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. (See "Other Information - Requests and Elections.")


All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the business day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following business day.


PRE-SCHEDULED TRANSFER PROGRAM. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging, Three Month Market Entry and Automatic Rebalancing Programs.


MARKET TIMING. Frequent requests from contract owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (E.G., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios (i.e., the American Funds Global Growth Fund, the American Funds Global Small Capitalization Fund, the BlackRock High Yield Portfolio, the Clarion Global Real Estate Portfolio, the Dreman Small Cap Value Portfolio, the Lord Abbett Bond Debenture Portfolio, the Met/Templeton Growth Portfolio, the MFS (Reg. TM) Emerging Markets Equity Portfolio, the MFS (Reg. TM) Research International Portfolio, the Pioneer Strategic Income Portfolio, the Loomis Sayles Small Cap Growth Portfolio, the Met/Dimensional International Small Company Portfolio, and the Oppenheimer Global Equity Portfolio), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). In addition, as described below, we treat all American Funds Insurance Series (Reg. TM) portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified investment portfolios under that contract to be submitted with an original signature.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the investment portfolio.

In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the investment portfolio prospectuses for more details.


DOLLAR COST AVERAGING PROGRAMS


We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the accumulation phase.


We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus.


The two dollar cost averaging programs are:


1.    STANDARD DOLLAR COST AVERAGING (DCA)


     This program allows you to systematically transfer a set amount each month from the fixed account or from a money market investment portfolio to any of the other available investment portfolio(s) you select. We provide certain exceptions from our normal fixed account restrictions to accommodate dollar cost averaging programs. These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or account value is allocated to the dollar cost averaging program.



You can make subsequent purchase payments while you have an active DCA program in effect, provided, however, that no amount will be allocated to the DCA program without your express direction. (See "Purchase - Allocation of Purchase Payments.") If you make such an addition to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop. This program is not available if you have selected the LIS Plus rider.


2.    ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)

     The Enhanced Dollar Cost Averaging (EDCA) Program allows you to systematically transfer amounts from the EDCA account in the general account to any available investment portfolio(s) you select. Except as discussed below, only new purchase payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.


You can make subsequent purchase payments while you have an active EDCA account in effect, provided, however, that no amount will be allocated to the EDCA account without your express direction. (See "Purchase - Allocation of Purchase Payments.") When a subsequent purchase payment is allocated by you to your existing EDCA account we create "buckets" within your EDCA account.


o The EDCA transfer amount will be increased by the subsequent purchase payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.



o Each allocation (bucket) resulting from a subsequent purchase payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.


o Allocations (buckets) resulting from each purchase payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.



(See Appendix C for further examples of EDCA with multiple purchase payments.)


The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any investment portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.



The first transfer we make under the EDCA program is the date your purchase payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for purchase payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a business day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the investment portfolios on the next business day. EDCA interest will not be credited on the transfer amount between the selected day and the next business day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.


If you decide you no longer want to participate in the EDCA program, and your contract was issued prior to May 1, 2005, all money remaining in your EDCA account will be transferred to the BlackRock Money Market Portfolio, unless you specify otherwise. If your contract was issued on or after May 1, 2005, all money remaining in your EDCA account will be transferred to the investment portfolio(s) in accordance with the percentages you have chosen for the EDCA program, unless you specify otherwise.



THREE MONTH MARKET ENTRY PROGRAM


Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.


AUTOMATIC REBALANCING PROGRAM


Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.


An automatic rebalancing program is intended to transfer account value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.


We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current purchase payment allocations, unless you tell us otherwise.

The Automatic Rebalancing Program is available only during the accumulation phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.



EXAMPLE:

   Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the Van Kampen Mid Cap Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the Van Kampen Mid Cap Growth Portfolio to increase those holdings to 60%.


DESCRIPTION OF THE METLIFE ASSET ALLOCATION PROGRAM


The MetLife Asset Allocation Program consists of the following five MetLife asset allocation portfolios (Class B), each of which is a portfolio of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of ours, is the investment manager of the MetLife asset allocation portfolios.


METLIFE ASSET ALLOCATION PROGRAM PORTFOLIOS
-------------------------------------------


     MetLife Defensive Strategy Portfolio

     MetLife Moderate Strategy Portfolio

     MetLife Balanced Strategy Portfolio

     MetLife Growth Strategy Portfolio

     MetLife Aggressive Strategy Portfolio


Each portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each portfolio will invest substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). MetLife Advisers establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a portfolio invests based on, among other things, the underlying investment portfolios' investment objectives and policies, MetLife Advisers' investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, MetLife Advisers will evaluate each portfolio's target allocation between equity and fixed income securities, including the allocation among sub-classes of these asset classes, based on the portfolio's risk profile. At the same time, MetLife Advisers will also consider whether to make changes to each portfolio's underlying investment portfolio target. (See the fund prospectus for a description of each portfolio's target allocation.)


MetLife Advisers has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the portfolios and to investment in the underlying investment portfolios, which may assist MetLife Advisers in determining the underlying investment portfolios that may be available for investment and with the selection of and allocation of each portfolio's investments among the underlying investment portfolios. MetLife Advisers is responsible for paying the consulting fees.


DESCRIPTION OF THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO


The Met/Franklin Templeton Founding Strategy Portfolio invests on a fixed percentage basis in a combination of Met Investors Series Trust portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Met/Franklin Templeton Founding Strategy Portfolio's assets are allocated on an equal basis (33 1/3%) among the Class A shares of the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio. MetLife Advisers is the investment manager of the Met/Franklin Templeton Founding Strategy Portfolio. MetLife Advisers will periodically rebalance the portfolio's holdings as deemed necessary to bring the asset allocation of the portfolio back into alignment with its fixed percentage allocations. (See the fund prospectus for more information about the portfolio and the underlying investment portfolios in which it invests.)


DESCRIPTION OF THE SSGA ETF PORTFOLIOS


The SSgA Growth and Income ETF Portfolio (Class B) and the SSgA Growth ETF Portfolio (Class B) are each a portfolio of the Met Investors Series Trust. MetLife Advisers is the investment manager of the SSgA ETF Portfolios.


Each portfolio was designed on established principles of asset allocation. Each portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). Each underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index.


Each of the SSgA ETF Portfolios has a different allocation among various asset classes (including large-, mid- and small-capitalization domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). SSgA Funds Management, Inc. (SSgA Funds Management), the portfolios' sub-adviser, establishes specific investment percentages for the asset classes and then selects the underlying ETFs in which a portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/

return expectations, and SSgA Funds Management's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.


SSgA Funds Management will regularly review each portfolio's asset allocation among equities, fixed income and cash/cash equivalents including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. SSgA Funds Management may add new underlying ETFs or replace existing underlying ETFs at its discretion. (See the fund prospectus for more information about each of the SSgA ETF Portfolios and the underlying ETFs.)


VOTING RIGHTS


We are the legal owner of the investment portfolio shares. However, we believe that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.


SUBSTITUTION OF INVESTMENT OPTIONS


If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.




4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:


PRODUCT CHARGES


SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to any death benefit riders). We do this as part of our calculation of the value of the accumulation units and the annuity units (I.E., during the accumulation phase and the income phase-although death benefit charges no longer continue in the income phase).



MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.05% of the average daily net asset value of each investment portfolio. For contracts issued prior to May 1, 2004, the mortality and expense charge on an annual basis is 1.15% of the average daily net asset value of each investment portfolio.

This charge compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the contract. These guarantees include making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.


ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each investment portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.


DEATH BENEFIT RIDER CHARGE. If you select the Annual Step-Up Death Benefit rider, we will deduct a charge that compensates us for the costs and risks we assume in providing the benefit. This charge (assessed during the accumulation phase) is equal, on an annual basis, to 0.20% of the average daily net asset value of each investment portfolio.


ACCOUNT FEE


During the accumulation phase, every contract year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior contract year if your account value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the account value regardless of the amount of your account value. During the accumulation phase, the account fee is deducted pro rata from the investment portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.


A pro rata portion of the charge will be deducted from the account value on the annuity date if this date is other than a contract anniversary. If your account value on the annuity date is at least $50,000, then we will not deduct the account fee. After the annuity date, the charge will be collected monthly out of the annuity payment, regardless of the size of your contract.


LIFETIME INCOME SOLUTION PLUS - RIDER CHARGE


We offer a Guaranteed Minimum Income Benefit (GMIB) rider called the Lifetime Income Solution Plus (LIS Plus) that you can select when you purchase the contract. If you select the LIS Plus rider, we will assess a charge during the accumulation phase equal to 0.95% of the income base (see "Living Benefit - Guaranteed Income Benefit" for a discussion of how the income base is determined) at the time the rider charge is assessed prior to any Optional Step-Up. If your income base is increased due to an Optional Step-Up, we may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%), or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Optional Step-Up. For contracts issued prior to February 24, 2009 for which the LIS Plus was elected, the rider charge equals 0.75% of the income base.


The LIS Plus rider charge is assessed at the first contract anniversary and then at each subsequent contract anniversary, up to and including the anniversary on or immediately before the date the rider is exercised. If you make a full withdrawal (surrender) or if you begin to receive annuity payments at the annuity date, a pro rata portion of the rider charge will be assessed based on the number of months from the last contract anniversary to the date of withdrawal or application to an annuity option. The rider charge is deducted from your account value pro rata from each investment portfolio and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account.


GUARANTEED WITHDRAWAL BENEFIT - RIDER CHARGE


We previously offered an optional Guaranteed Withdrawal Benefit (GWB) called the Lifetime Withdrawal Guarantee (LWG) that you could select when you purchased the contract. The Lifetime Withdrawal Guarantee is no longer available for sale. If you elected the Lifetime Withdrawal Guarantee rider, a charge is deducted from your account value during the accumulation phase on each contract anniversary.


The charge for the LWG rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Living Benefits -

Guaranteed Withdrawal Benefit - Description of the Lifetime Withdrawal Guarantee") on the applicable contract anniversary, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary.


The Lifetime Withdrawal Guarantee rider charge is deducted from your account value pro rata from each investment portfolio and the EDCA account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value, you apply your account value to an annuity option, there is a change in owners, joint owners or annuitants (if the owner is a non-natural person), or the contract terminates (except for a termination due to death), a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change. If the Lifetime Withdrawal Guarantee rider is cancelled following an eligible contract anniversary pursuant to the cancellation provisions of the rider, a pro rata portion of the rider charge will not be assessed based on the period from the contract anniversary to the date the cancellation takes effect.



If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the rider charge to the charge applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.


If the Lifetime Withdrawal Guarantee rider is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "Living Benefits - Guaranteed Withdrawal Benefit - Description of the Lifetime Withdrawal Guarantee") equals zero.



WITHDRAWAL CHARGE


We impose a withdrawal charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the accumulation phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior purchase payments, a withdrawal charge is assessed against the purchase payment withdrawn. To determine if your withdrawal includes prior purchase payments, amounts are withdrawn from your contract in the following order:


1. Earnings in your contract (earnings are equal to your account value, less purchase payments not previously withdrawn); then


2.    The free withdrawal amount described below; then


3. Purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn.


A withdrawal charge will be assessed if prior purchase payments are withdrawn pursuant to a request to divide the assets of a contract due to divorce.


FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each contract year after the first (there is no free withdrawal amount in the first contract year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same contract year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first contract year under the Systematic Withdrawal Program.

Any unused free withdrawal amount in one contract year does not carry over to the next contract year.


The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:





Number of Complete Years from        Withdrawal Charge
Receipt of Purchase Payment       (% of Purchase Payment)
------------------------------   ------------------------
  0                                         7

  1                                         6
  2                                         6
  3                                         5
  4                                         4
  5                                         3
  6                                         2
  7 and thereafter                          0



For a partial withdrawal, the withdrawal charge is deducted from the remaining account value, if sufficient. If the remaining account value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.


If the account value is smaller than the total of all purchase payments, the withdrawal charge only applies up to the account value.


We do not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits, although we do assess the withdrawal charge in calculating LIS Plus payments, if applicable. In addition, we will not assess the withdrawal charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.


NOTE: For tax purposes, earnings from non-qualified contracts are considered to come out first.


REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE


GENERAL. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with us. We may not deduct a withdrawal charge under a contract issued to an officer, director, employee, or a family member of an officer, director, or employee of ours or any of our affiliates, and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer that is participating in the offering of the contract. In lieu of a withdrawal charge waiver, we may provide an account value credit.


NURSING HOME OR HOSPITAL CONFINEMENT RIDER. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your joint owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6 month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your joint owner exits the nursing home or hospital. This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.


TERMINAL ILLNESS RIDER. After the first contract anniversary, we will waive the withdrawal charge if you or your joint owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the owner continuously since the contract was issued (or have become the owner as the spousal beneficiary who continues the contract). This waiver terminates on the annuity date. We will not accept additional payments once this waiver is used.


For contracts issued on and after May 1, 2005, the Nursing Home or Hospital Confinement rider and the Terminal Illness rider are not available for owners who are age 81 or older (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.



PREMIUM AND OTHER TAXES


We reserve the right to deduct from purchase payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on purchase payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.


TRANSFER FEE


We currently allow unlimited transfers without charge during the accumulation phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.


INCOME TAXES


We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.


INVESTMENT PORTFOLIO EXPENSES


There are deductions from and expenses paid out of the assets of each investment portfolio, which are described in the fee table in this prospectus and the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each investment portfolio.




5.  ANNUITY PAYMENTS

        (THE INCOME PHASE)

ANNUITY DATE


Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month and must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month following the annuitant's 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).


When you purchase the contract, the annuity date will be the later of the first day of the calendar month after the annuitant's 90th birthday or 10 years from the date your contract was issued. You can change the annuity date at any time before the annuity date with 30 days prior notice to us.


Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have selected a living benefit rider such as the Lifetime Income Solution Plus or the Lifetime Withdrawal Guarantee, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the Lifetime Income Solution Plus or Lifetime Withdrawal Guarantee riders) that may also be provided by the rider.


ANNUITY PAYMENTS


You (unless another payee is named) will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments.


During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will be:


o  fixed annuity payments, or


o  variable annuity payments, or


o  a combination of both.


If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place just before the start of the income phase.


If you choose to have any portion of your annuity payments based on the investment portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:


1) the value of your contract in the investment portfolio(s) just before the start of the income phase,

2) the assumed investment return (AIR) (you select) used in the annuity table for the contract, and


3)    the annuity option elected.


Subsequent variable annuity payments will vary with the performance of the investment portfolios you selected. (For more information, see "Variable Annuity Payments" below.)


At the time you choose an annuity option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days notice to us prior to the annuity date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable annuity payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable annuity payments will decrease.



Your variable annuity payment is based on ANNUITY UNITS. An annuity unit is an accounting device used to calculate the dollar amount of annuity payments. (For more information, see "Variable Annuity Payments" below.)


When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable annuity payment, but subsequent variable annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment portfolios. On the other hand, a higher AIR will result in a higher initial variable annuity payment than a lower AIR, but later variable annuity payments will rise more slowly or fall more rapidly.


A transfer during the income phase from a variable annuity payment option to a fixed annuity payment option may result in a reduction in the amount of annuity payments.


If you choose to have any portion of your annuity payments be a fixed annuity payment, the dollar amount of each fixed annuity payment will not change, unless you make a transfer from a variable annuity payment option to the fixed annuity payment that causes the fixed annuity payment to increase. Please refer to the "Annuity Provisions" section of the Statement of Additional Information for more information.


Annuity payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an annuity option. In that case, we may provide your annuity payment in a single lump sum instead of annuity payments. Likewise, if your annuity payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your annuity payments are at least $100.


ANNUITY OPTIONS


You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us.


If you do not choose an annuity option at the time you purchase the contract, Option 2, which provides a life annuity with 10 years of guaranteed annuity payments, will automatically be applied.


You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change the annuity option.


OPTION 1. LIFE ANNUITY. Under this option, we will make annuity payments so long as the annuitant is alive. We stop making annuity payments after the annuitant's death. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or to receive only two annuity payments if the annuitant dies before the due date of the third payment, and so on.


OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant is alive. If, when the annuitant dies, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.


OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. We will stop making annuity payments after the last survivor's death.


OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. If, at the last death of the annuitant and the joint annuitant, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period.


OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an annuity option under which fixed or variable monthly annuity payments are made for a selected number of years as approved by us, currently not less than 10 years. This annuity option may be limited or withdrawn by us in our discretion.


We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If the age or sex of the annuitant has been misstated, the amount payable will be the amount that the account value would have provided at the correct age or sex. Once annuity payments have begun, any underpayments will be made up in one sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the total is repaid.


You may withdraw the commuted value of the payments remaining under the variable Payments for a Designated Period annuity option (Option 5). You may not commute the fixed Payments for a Designated Period annuity option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable annuity options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See "Annuity Payments" above.) For fixed annuity options, the calculation of the commuted value will be done using the then current annuity option rates.


There may be tax consequences resulting from the election of an annuity payment option containing a commutation feature (I.E., an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")



Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.


In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the account value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both tax qualified and non-tax qualified contracts.


In the event that you purchased the contract as a tax qualified contract, you must take distribution of the account value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an annuity option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if annuity payments have already begun, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.


VARIABLE ANNUITY PAYMENTS


The Adjusted Contract Value (the account value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The first variable annuity payment will be based upon the Adjusted Contract Value, the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate variable annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and annuity option elected. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.


The dollar amount of variable annuity payments after the first payment is determined as follows:


o The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, and the number of annuity units will be adjusted for transfers to a fixed annuity option. Please see the Statement of Additional Information for details about making transfers during the Annuity Phase.


o The fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.


o The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.


ANNUITY UNIT. The initial annuity unit value for each investment portfolio of the Separate Account was set by us. The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor (see the Statement of Additional Information for a definition) for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR you elected.


FIXED ANNUITY PAYMENTS


The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the annuity date will be used to determine a fixed annuity payment. The annuity payment will be based upon the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made. You may not make a transfer from the fixed annuity option to the variable annuity option.




6. ACCESS TO YOUR MONEY

You (or in the case of a death benefit, your beneficiary) can have access to the money in your contract:


(1)    by making a withdrawal (either a partial or a complete withdrawal);


(2)    by electing to receive annuity payments; or


(3)    when a death benefit is paid to your beneficiary.


Under most circumstances, withdrawals can only be made during the accumulation phase.


You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Income Tax Status.")


When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the account value of the contract at the end of the business day when we receive a written request for a withdrawal:



o  less any applicable withdrawal charge;



o  less any premium or other tax;


o  less any account fee; and


o  less any applicable pro rata LIS Plus or GWB rider charge.


Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the fixed account, the EDCA account and the investment portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the investment portfolio, fixed account or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the account value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.


We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in good order unless the suspension of payments or transfers provision is in effect.


We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by the contract owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


How to withdraw all or part of your account value:


o You must submit a request to our Annuity Service Center. (See "Other Information - Requests and Elections.")



o You must provide satisfactory evidence of terminal illness or confinement to a nursing home if you would like to have the withdrawal charge waived. (See "Expenses - Reduction or Elimination of the Withdrawal Charge.")



o You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).


o We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or owner's death.


There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See "Federal Income Tax Status.")


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.


SYSTEMATIC WITHDRAWAL PROGRAM



You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total purchase payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next business day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see "Expenses" above.)



INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.


SUSPENSION OF PAYMENTS OR TRANSFERS


We may be required to suspend or postpone payments for withdrawals or transfers for any period when:


o the New York Stock Exchange is closed (other than customary weekend and holiday closings);


o  trading on the New York Stock Exchange is restricted;


o an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios; or


o during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.


We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.


Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7. LIVING BENEFITS

GUARANTEED INCOME BENEFIT


At the time you buy the contract, you may elect a guaranteed income benefit called the Lifetime Income Solution Plus (LIS Plus) for an additional charge. This rider is designed to guarantee a predictable, minimum level of fixed annuity payments, regardless of investment performance during the accumulation phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT VALUE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE RIDER) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE RIDER EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the rider, you may make specified withdrawals that reduce your income base (as explained below) during the accumulation phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.


You may not have this benefit and the Lifetime Withdrawal Guarantee rider in effect at the same time. Once elected, the rider cannot be terminated except as discussed below.


FACTS ABOUT THE LIS PLUS RIDER


INCOME BASE AND LIS PLUS ANNUITY PAYMENTS. Under the LIS Plus, we calculate an "income base" (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the LIS Plus rider and annuitizing the contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT PORTFOLIO. After a minimum 10-year waiting period, and then only within 30 days following a contract anniversary, you may exercise the rider. We then will apply the income base calculated at the time of exercise to the conservative LIS Plus Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly annuity payments (your actual payment may be higher than this minimum if, as discussed above, the base contract under its terms would provide a higher payment).



THE LIS PLUS ANNUITY TABLE. The LIS Plus Annuity Table is specified in the rider. For LIS Plus in contracts issued after May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum. For LIS Plus in contracts issued on May 1, 2009 or earlier, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex, and the annuity option you select. For LIS Plus, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE LIS PLUS ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE LIS PLUS PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.



If you exercise the LIS Plus rider, your annuity payments will be the greater of:


o the annuity payment determined by applying the amount of the income base to the LIS Plus Annuity Table, or


o the annuity payment determined for the same annuity option in accordance with the base contract. (See "Annuity Payments (The Income Phase).")


If you choose not to receive annuity payments as guaranteed under the LIS Plus, you may elect any of the annuity options available under the contract.


OWNERSHIP. If you, the owner, are a natural person, you must also be the annuitant. If a non-natural person owns the contract, then the annuitant will be considered the owner in determining the income base and LIS Plus annuity payments. If joint owners are named, the age of the older joint owner will be used to determine the income base and LIS Plus annuity payments. For the purposes of the Guaranteed Income Benefit section of the prospectus, "you" always means the owner, oldest joint owner or the annuitant, if the owner is a non-natural person.


LIS PLUS, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS


The LIS Plus may have limited usefulness in connection with a Qualified Contract, such as an IRA (see "Federal Income Tax Status - Taxation of Qualified Contracts"), in circumstances where, due to the ten-year waiting period after purchase (or after an Optional Step-Up) the owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the LIS Plus. You should consult your tax adviser prior to electing the LIS Plus rider.


Additionally, the LIS Plus is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). The LIS Plus benefit may not be exercised until 10 years after purchase (or after an Optional Step-Up), and the benefit provides guaranteed monthly fixed income payments for life (or joint lives, if applicable), with payments guaranteed for 5 years. However, the tax rules require distributions prior to the end of the 10-year waiting period, commencing generally in the year after the owner's death, and also prohibit payments for as long as the beneficiary's life in certain circumstances.


DESCRIPTION OF LIS PLUS


The version of the LIS Plus described below is available for contracts issued based on applications and necessary information that we receive in good order at our Annuity Service Center on and after May 4, 2009. In order for us to issue you the previous version of this rider (that has different features), we must receive your application and necessary information at our Annuity Service Center, in good order, before the close of the New York Stock Exchange on May 1, 2009.


The LIS Plus rider is available only for owners up through age 78, and you can only elect the LIS Plus at the time you purchase the contract. THE LIS PLUS MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE OWNER'S 91ST BIRTHDAY.


INCOME BASE. The INCOME BASE is the greater of (a) or (b) below.



(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the account value on the date of the recalculation.


The Highest Anniversary Value does not change after the contract anniversary immediately preceding the owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in account value attributable to each subsequent withdrawal (including any applicable withdrawal charge).



(b) Annual Increase Amount: On the issue date, the "Annual Increase Amount" is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the contract will be treated as if they were received on the date we issue the contract.) Thereafter, the Annual Increase Amount is equal to (i) less
     (ii), where:


    (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 5% per year through the contract anniversary prior to the owner's 91st birthday and 0% thereafter; and


    (ii) is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a contract year are determined according to
          (1) or (2) as defined below:



         (1) The withdrawal adjustment for each withdrawal in a contract year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in account value attributed to that withdrawal (including any applicable withdrawal charge); or



         (2) If total withdrawals in a contract year are 5% or less of the Annual Increase Amount on the issue date or on the prior contract anniversary after the first contract year, and if these withdrawals are paid to you (or the annuitant if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that contract year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that contract year.



THE ANNUAL INCREASE AMOUNT IS LIMITED TO A MAXIMUM OF 270% OF YOUR PURCHASE PAYMENTS OR, IF GREATER, 270% OF THE ANNUAL INCREASE AMOUNT AS INCREASED BY THE MOST RECENT OPTIONAL STEP-UP (SEE "OPTIONAL STEP-UP" BELOW).


(See section (1) of Appendix D for examples of the calculation of the withdrawal adjustment.)



In determining the LIS Plus annuity income, an amount equal to the withdrawal charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base.



OPTIONAL STEP-UP. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the account value. An Optional Step-Up may be beneficial if your account value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE LIS PLUS RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE CHARGE FOR THE SAME RIDER AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP. An Optional Step-Up is permitted only if: (1) the account value exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.


You may elect either: (1) a one-time Optional Step-Up at any contract anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the account value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the LIS Plus rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)


We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.


The Optional Step-Up:


(1) resets the Annual Increase Amount to the account value on the contract anniversary following the receipt of an Optional Step-Up election;


(2) resets the LIS Plus waiting period to the tenth contract anniversary following the date the Optional Step-Up took effect;


(3) resets the maximum Annual Increase Amount to 270% multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and


(4) may reset the LIS Plus rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Optional Step-Up.


On the date of the Optional Step-Up, the account value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.


INVESTMENT ALLOCATION RESTRICTIONS. If you elect the LIS Plus, there are certain investment allocation restrictions. (See "Purchase - Investment Allocation Restrictions for Certain Riders.") If you elect the LIS Plus, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.


GUARANTEED PRINCIPAL OPTION. On each contract anniversary starting with the tenth contract anniversary and through the contract anniversary prior to the owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable contract anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that contract anniversary.


By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your account value intended to restore your initial investment in the contract, in lieu of receiving LIS Plus payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:



(a) is purchase payments credited within 120 days of the date we issued the contract (reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and



(b) the account value on the contract anniversary immediately preceding exercise of the Guaranteed Principal Option.


The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the account value in such investment portfolio bears to the total account value in all investment portfolios. IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your account value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, LIS Plus may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the LIS Plus for this feature.


The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE LIS PLUS RIDER WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL LIS PLUS CHARGES WILL APPLY THEREAFTER. The variable annuity contract, however, will continue, and the LIS Plus investment allocation restrictions, described above, will no longer apply.


EXERCISING THE LIS PLUS RIDER. If you exercise the LIS Plus, you must elect to receive annuity payments under one of the following fixed annuity options:


(1)    Life annuity with 5 years of annuity payments guaranteed.


(2) Joint and last survivor annuity with 5 years of annuity payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint annuitants, who are not spouses, is greater than 10 years. (See "Annuity Payments (The Income Phase).") THIS JOINT AND LAST SURVIVOR ANNUITY OPTION IS ONLY AVAILABLE IF THE YOUNGEST ANNUITANT'S ATTAINED AGE IS 35 OR OLDER.


These options are described in the contract and the LIS Plus rider.


The LIS Plus Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum for LIS Plus. As with other payout types, the amount you receive as an income payment also depends on the annuity option you select, your age, and (where permitted by law) your sex. For LIS Plus, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE LIS PLUS ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE LIS PLUS PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.



If you exercise the LIS Plus, your annuity payments will be the greater of:


o the annuity payment determined by applying the amount of the income base to the LIS Plus Annuity Table, or


o the annuity payment determined for the same annuity option in accordance with the base contract. (See "Annuity Payments (The Income Phase).")


If the amount of the guaranteed minimum lifetime income that the LIS Plus produces is less than the amount of annuity income that would be provided by applying contract value on the annuity date to the then-current annuity purchase rates, then you would have paid for a benefit that you did not use.


If you take a full withdrawal of your account value, your contract is terminated by us due to its small account value and inactivity (see "Purchase - Purchase Payments"), or your contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.


If you choose not to receive annuity payments as guaranteed under the LIS Plus, you may elect any of the annuity options available under the contract.


TERMINATING THE LIS PLUS RIDER. Except as otherwise provided in the LIS Plus rider, the LIS Plus will terminate upon the earliest of:


    a) The 30th day following the contract anniversary prior to your 91st birthday;


    b) The date you make a complete withdrawal of your account value (if there is an income base remaining, you will receive payments based on the remaining income base);


    c) The date you elect to receive annuity payments under the contract and you do not elect to receive payments under the LIS Plus;


    d) Death of the owner or joint owner (unless the spouse (age 89 or younger) is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract;


    e) A change for any reason of the owner or joint owner or the annuitant, if a non-natural person owns the contract, subject to our administrative procedures;


    f)    The effective date of the Guaranteed Principal Option; or


    g) The date you assign your contract, subject to our administrative procedures.


When the LIS Plus rider terminates, the corresponding LIS Plus rider charge terminates and the LIS Plus investment allocation restrictions no longer apply.



For contracts issued on or before May 1, 2009, the following differences apply:
---------------------------------------------



(1) The annual increase rate is 6% through the contract anniversary immediately prior to your 91st birthday, and 0% per year thereafter.



(2) If total withdrawals in a contract year are 6% or less of the Annual Increase Amount on the issue date or on the prior contract anniversary after the first contract year, and if these withdrawals are paid to you (or the annuitant if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that contract year.



(3) The Annual Increase Amount is limited to a maximum of 190% of your purchase payments or, if greater, 190% of the Annual Increase Amount as increased by the most recent Optional Step-Up.

(4) The LIS Plus Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per annum.


(5) The joint and last survivor annuity option under the LIS Plus is only available if the oldest annuitant's attained age is 55 or older.


(6) The annuity rates for attained ages 85 to 90 are the same as those for attained age 84.


(7) Different investment allocation restrictions apply. (See "Purchase - Investment Allocation Restrictions for Certain Riders.")


(See Appendix D for examples illustrating the operation of the LIS Plus.)


GUARANTEED WITHDRAWAL BENEFIT


The Lifetime Withdrawal Guarantee is a Guaranteed Withdrawal Benefit ("GWB"). It is no longer available for sale.


If you purchased the Lifetime Withdrawal Guarantee, you must have elected it at the time you purchased the contract, prior to age 81. In addition, you could only elect the Single Life version of the Lifetime Withdrawal Guarantee rider if the owner or oldest joint owner (or the annuitant, if the owner is a non-natural person) was at least 60 years old on the date the contract is issued. You could only elect the Joint Life version of the Lifetime Withdrawal Guarantee rider if: (1) the contract was owned by joint owners who are spouses and (2) both joint owners were at least 63 years old on the date the contract was issued. You may not have this benefit and the LIS Plus rider in effect at the same time. Once elected, the Lifetime Withdrawal Guarantee rider may not be terminated except as stated below.


The Lifetime Withdrawal Guarantee rider guarantees income for your life (and the life of your spouse, if the Joint Life version of the rider was elected and your spouse elects to continue the contract) through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. (See "Description of the Lifetime Withdrawal Guarantee" below.)



The guarantee under the Lifetime Withdrawal Guarantee rider may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The Lifetime Withdrawal Guarantee rider does not establish or guarantee an account value or minimum return for any investment portfolio. The Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee rider cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee rider after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your account value to the purchase payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. See "Description of the Lifetime Withdrawal Guarantee - Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "Expenses-Withdrawal Charge.")



IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE LIFETIME WITHDRAWAL GUARANTEE RIDER GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL TOTAL GUARANTEED WITHDRAWAL AMOUNT. THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE LIFETIME WITHDRAWAL GUARANTEE RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE TOTAL GUARANTEED WITHDRAWAL AMOUNT UNTIL TERMINATION OF THE RIDER. THE TOTAL GUARANTEED WITHDRAWAL AMOUNT WILL NOT DECREASE DUE TO WITHDRAWALS THAT DO NOT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR. WITHDRAWALS THAT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR MAY DECREASE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT.


IF THE LIFETIME WITHDRAWAL GUARANTEE RIDER IS IN EFFECT, WE WILL CONTINUE TO ASSESS THE LIFETIME WITHDRAWAL GUARANTEE RIDER CHARGE EVEN IN THE CASE WHERE YOUR REMAINING GUARANTEED WITHDRAWAL AMOUNT, AS DESCRIBED BELOW, EQUALS ZERO.

WITHDRAWAL CHARGE. We will apply a withdrawal charge to withdrawals from purchase payments of up to 7% of purchase payments taken in the first seven years following receipt of the applicable purchase payment. (See "Expenses - Withdrawal Charge - Free Withdrawal Amount" and "Access to Your Money - Systematic Withdrawal Program.")



TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.



TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE LIFETIME WITHDRAWAL GUARANTEE RIDER IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AT THE TIME OF THE WITHDRAWAL, IF THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IS GREATER THAN THE ACCOUNT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISOR PRIOR TO PURCHASE.



In considering whether to purchase the Lifetime Withdrawal Guarantee rider, you must consider your desire for protection and the cost of the rider with the possibility that had you not purchased the rider, your account value may be higher. In considering the benefit of the lifetime withdrawals, you should consider the impact of inflation. Even relatively low levels of inflation may have a significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any GWB rider, the Lifetime Withdrawal Guarantee rider, however, does not assure that you will receive strong, let alone any, return on your investments.


GWB, LIFETIME WITHDRAWAL GUARANTEE AND DECEDENT CONTRACTS. The Lifetime Withdrawal Guarantee is not available for purchase under a decedent's Non-Qualified Contract (see "Federal Income Tax Status - Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. However, these required distributions can in certain circumstances exceed the Annual Benefit Payment, and any such excess will have the effect of reducing the lifetime payments under the Lifetime Withdrawal Guarantee.


(See Appendix D for examples of the GWB.)


DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE


TOTAL GUARANTEED WITHDRAWAL AMOUNT. The TOTAL GUARANTEED WITHDRAWAL AMOUNT is the minimum amount that you are guaranteed to receive over time while the Lifetime Withdrawal Guarantee rider is in effect. We assess the Lifetime Withdrawal Guarantee rider charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount is increased (up to a maximum of $5,000,000) by additional purchase payments. Withdrawals that do not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below) do not reduce the Total Guaranteed Withdrawal Amount. IF, HOWEVER, A WITHDRAWAL RESULTS IN CUMULATIVE WITHDRAWALS FOR THE CURRENT CONTRACT YEAR THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL GUARANTEED WITHDRAWAL AMOUNT WILL BE REDUCED BY AN AMOUNT EQUAL TO THE DIFFERENCE BETWEEN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AFTER THE WITHDRAWAL AND THE ACCOUNT VALUE AFTER THE WITHDRAWAL (IF SUCH ACCOUNT VALUE IS LOWER THAN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT).


5% COMPOUNDING INCOME AMOUNT. On each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) the tenth contract anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount may also be increased by the



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Automatic Annual Step-Up, if that would result in a higher Total Guaranteed
Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.



REMAINING GUARANTEED WITHDRAWAL AMOUNT. The REMAINING GUARANTEED WITHDRAWAL AMOUNT is the remaining amount guaranteed to be received over time. The Remaining Guaranteed Withdrawal Amount is increased (up to a maximum of $5,000,000) by additional purchase payments, and decreased by the amount of each withdrawal (including any applicable withdrawal charges) regardless of whether or not the withdrawal exceeds the Annual Benefit Payment. The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described above. If a withdrawal results in cumulative withdrawals for the current contract year that exceed the Annual Benefit Payment, the Remaining Guaranteed Withdrawal Amount will also be reduced by an additional amount equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if such account value is lower than the Remaining Guaranteed Withdrawal Amount).



We will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the Lifetime Withdrawal Guarantee rider was elected and your spouse elects to continue the contract), even if your Remaining Guaranteed Withdrawal Amount and/or account value declines to zero.


YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS IF YOU HAVE ELECTED THE LIFETIME WITHDRAWAL GUARANTEE. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE LIFETIME WITHDRAWAL GUARANTEE. FOR EXAMPLE, YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT IS NO LONGER INCREASED BY THE 5% COMPOUNDING INCOME AMOUNT ONCE YOU MAKE YOUR FIRST WITHDRAWAL. IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY) AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.


At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the Lifetime Withdrawal Guarantee rider. This may provide higher income amounts and/or different tax treatment than the payments received under the Lifetime Withdrawal Guarantee rider.


ANNUAL BENEFIT PAYMENT. The initial ANNUAL BENEFIT PAYMENT is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 5% Compounding Income Amount, the Automatic Annual Step-Up, or withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate.



MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To ensure that you retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each contract year. If a withdrawal charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a contract year exceed the Annual Benefit Payment. IF A WITHDRAWAL FROM YOUR CONTRACT DOES RESULT IN ANNUAL WITHDRAWALS DURING A CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT, THE TOTAL GUARANTEED WITHDRAWAL AMOUNT MAY BE RECALCULATED AND THE ANNUAL BENEFIT PAYMENT WILL BE REDUCED TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE 5% WITHDRAWAL RATE.



IN ADDITION, AS NOTED ABOVE, IF A WITHDRAWAL RESULTS IN CUMULATIVE WITHDRAWALS FOR THE CURRENT CONTRACT YEAR EXCEEDING THE ANNUAL BENEFIT PAYMENT, THE REMAINING GUARANTEED WITHDRAWAL AMOUNT WILL ALSO BE REDUCED BY AN ADDITIONAL AMOUNT EQUAL TO THE DIFFERENCE BETWEEN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AFTER THE WITHDRAWAL AND THE ACCOUNT VALUE AFTER THE WITHDRAWAL (IF SUCH ACCOUNT VALUE IS LOWER THAN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT). THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are



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


still eligible to receive lifetime payments so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your account value to decline to zero.


You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount, you cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.


AUTOMATIC ANNUAL STEP-UP. On each contract anniversary prior to the owner's 86th birthday, an Automatic Annual Step-Up will occur, provided that the account value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that you have not chosen to decline the step-up as described below).


The Automatic Annual Step-Up will:


o reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the account value on the date of the step-up, up to a maximum of $5,000,000;


o reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the step-up; and


o reset the Lifetime Withdrawal Guarantee rider charge to the charge applicable to contract purchases of the same rider at the time of the step-up, up to a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version).


In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current Lifetime Withdrawal Guarantee rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the step-ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.


Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your account value to approach $5,000,0000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,0000.


REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section

401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual

Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit

Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount may exceed your Annual Benefit Payment and may cause the Total Guaranteed Withdrawal Amount to be recalculated and the

Annual Benefit Payment to be reduced. YOU MUST BE ENROLLED ONLY IN THE
                                                           ----
AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.


INVESTMENT ALLOCATION RESTRICTIONS. If you elect the LWG I rider, you are limited to allocating your purchase payments and account value among the fixed account and the following investment portfolios:


(1)    MetLife Defensive Strategy Portfolio


(2)    MetLife Moderate Strategy Portfolio


(3)    MetLife Balanced Strategy Portfolio


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(4)    MetLife Growth Strategy Portfolio


(5)    Met/Franklin Templeton Founding Strategy Portfolio


(6)    SSgA Growth and Income ETF Portfolio+


(7)    SSgA Growth ETF Portfolio+


(8)    BlackRock Money Market Portfolio


+ These portfolios are not available for investment prior to May 4, 2009.


You may also elect to participate in the DCA or EDCA programs, provided that your destination investment portfolios are one or more of the above listed investment portfolios.


JOINT LIFE VERSION. A Joint Life version of the Lifetime Withdrawal Guarantee rider is available for a charge of 0.70% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.40%). The Joint Life version must be elected at the time you purchase the contract, the contract must be owned by joint owners who are spouses, and both joint owners must be at least 63 years old on the date the contract is issued. Because of the requirement that the contract be owned by joint owners, the Joint Life version can only be purchased with Non-Qualified Contracts. Under the Joint Life version, when the owner of the contract dies (or when the first joint owner dies), the Lifetime Withdrawal Guarantee rider will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the contract under the spousal continuation provisions. (See "Death Benefit -

Spousal Continuation.") If the spouse elects to continue the contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. In situations in which a trust is both the owner and beneficiary of the contract, the Joint Life Version of the Lifetime Withdrawal Guarantee would not apply. In addition, because of the definition of "spouse" under federal law, a purchaser who has or is contemplating a civil union should note that a civil union partner would not be able to receive continued payments after the death of the contract owner under the Joint Life version.


CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the Lifetime Withdrawal Guarantee rider on the contract anniversary every five contract years for the first 15 contract years and annually thereafter. We must receive your cancellation request within 30 days following the applicable contract anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center). The cancellation will take effect upon our receipt of your request. If cancelled, the Lifetime Withdrawal Guarantee rider will terminate, we will no longer deduct the Lifetime Withdrawal Guarantee rider charge, and the investment allocation restrictions described above will no longer apply. The variable annuity contract, however, will continue.


If you cancel the Lifetime Withdrawal Guarantee rider on the fifteenth contract anniversary or any contract anniversary thereafter, we will add a GUARANTEED PRINCIPAL ADJUSTMENT to your account value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to
(a) - (b) where:



(a) is purchase payments credited within 120 days of the date that we issued the contract, reduced proportionately by the percentage reduction in account value attributable to any partial withdrawals taken (including any applicable withdrawal charges) and



(b)    is the account value on the date of cancellation.


The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the account value in such investment portfolio bears to the total account value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.


Only purchase payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your account value and impact whether or not a benefit is due. Therefore, the Lifetime Withdrawal Guarantee may not be appropriate for you if you intend to make additional purchase payments after the 120 day period and are purchasing the Lifetime Withdrawal Guarantee for its Guaranteed Principal Adjustment feature.


TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE RIDER. The Lifetime Withdrawal Guarantee rider will terminate upon the earliest of:


(1) the date of a full withdrawal of the account value (a pro rata portion of the rider charge will be assessed;



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


     you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);


(2) the date all of the account value is applied to an annuity option (a pro rata portion of the rider charge will be assessed);


(3) the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the account value and your contract is thereby terminated (whatever account value is available will be applied to pay the rider charge and you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the contract);


(4) death of the owner or joint owner (or the annuitant if the owner is a non-natural person), except where the contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;


(5) change of the owner or joint owner for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;


(6)    the effective date of the cancellation of the rider; or


(7) termination of the contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for a termination due to death).


Once the rider is terminated, the Lifetime Withdrawal Guarantee rider charge will no longer be deducted and the Lifetime Withdrawal Guarantee investment allocation restrictions will no longer apply.


ADDITIONAL INFORMATION. The Lifetime Withdrawal Guarantee rider may affect the death benefit available under your contract. If the owner or joint owner should die while the Lifetime Withdrawal Guarantee rider is in effect, an additional death benefit amount will be calculated under the Lifetime Withdrawal Guarantee rider that can be taken in a lump sum. The Lifetime Withdrawal Guarantee death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your contract, and if withdrawals in each contract year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the contract. All other provisions of your contract's death benefit will apply.


Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The beneficiary's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the Lifetime Withdrawal Guarantee as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.


We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and nonqualified contracts subject to Section 72(s)). If you terminate the Lifetime Withdrawal Guarantee rider because

(1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the Lifetime Withdrawal Guarantee rider charge; or (3) the contract owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract, you may not make additional purchase payments under the contract.




8. PERFORMANCE


We periodically advertise subaccount performance relating to the investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including certain death benefit rider charges) and the investment portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge, or applicable optional rider charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges (including certain death benefit rider charges), account fee, withdrawal charges, applicable optional rider charges, and the investment portfolio expenses.



For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.


In addition, the performance for the investment portfolios may be shown for the period commencing from the inception date of the investment portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.


We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.


We may advertise the living benefit and death benefit riders using illustrations showing how the benefit works with historical performance of specific investment portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying investment portfolios.


You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.




9. DEATH BENEFIT

UPON YOUR DEATH


If you die during the accumulation phase, we will pay a death benefit to your beneficiary(ies). The Principal Protection is the standard death benefit for your contract. At the time you purchase the contract, you can select the optional Annual Step-Up death benefit rider. If you are 80 years old or older at the effective date of your contract, you are not eligible to select the optional death benefit rider. For contracts issued prior to May 1, 2004, the Annual Step-Up is the standard death benefit for your contract. The death benefits are described below. Check your contract and riders for the specific provisions applicable. The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order.


If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.


If a non-natural person owns the contract, then the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the oldest owner will be used to determine the death benefit amount.


STANDARD DEATH BENEFIT - PRINCIPAL PROTECTION


The death benefit will be the greater of:


(1)    the account value; or


(2) total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal.


If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: "the account value as of the effective date of the change of owner, increased by purchase payments received after the date of the change of owner, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date."


In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.


(See Appendix F for examples of the Principal Protection death benefit rider.)


OPTIONAL DEATH BENEFIT - ANNUAL STEP-UP


If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:


(1)    the account value; or


(2) total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal; or


(3)    the highest anniversary value, as defined below.


On the date we issue the contract, the highest anniversary value is equal to your initial purchase payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the account value on the date of the recalculation.


If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:


o Subsection (2) is changed to provide: "The account value as of the effective date of the change of owner, increased by purchase payments received after the date of change of owner, and reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date;" and


o for subsection (3), the highest anniversary value will be recalculated to equal your account value as of the effective date of the change of owner.


In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit is equal to the greatest of (1), (2) or (3).


(See Appendix F for examples of the Annual Step-Up death benefit rider.)


GENERAL DEATH BENEFIT PROVISIONS


The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.


If the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law generally allows distributions to begin by the year in which the annuitant would have reached 70 1/2 (which may be more or less than five years after the annuitant's death).


A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within five years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.

We may also offer a payment option, for both non-tax qualified contracts and certain tax qualified contracts, under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may choose any optional death benefit available under the new contract. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. (See "Federal Income Tax Status.") To the extent permitted under the tax law, and in accordance with our procedures, your designated beneficiary is permitted under our procedures to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other tax qualified or non-tax qualified contracts, depending on which type of contract you own, held in the name of the decedent. Any such additional purchase payments would be subject to applicable withdrawal charges. Your beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.



If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death.


If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the time of the owner's death. Upon the death of the owner or a joint owner during the income phase, the beneficiary becomes the owner.


SPOUSAL CONTINUATION


If the primary beneficiary is the spouse of the owner, upon the owner's death, the beneficiary may elect to continue the contract in his or her own name. Upon such election, the account value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the owner. Any excess of the death benefit amount over the account value will be allocated to each applicable investment portfolio and/or the fixed account in the ratio that the account value in the investment portfolio and/or the fixed account bears to the total account value. The terms and conditions of the contract that applied prior to the owner's death will continue to apply, with certain exceptions described in the contract.


For purposes of the death benefit on the continued contract, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit, which may include a highest anniversary value (depending on whether you elected an optional death benefit), are reset on the date the spouse continues the contract.


Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs (see "Federal Income Tax Status").


Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse. Accordingly, a purchaser who has or is contemplating a civil union or same sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the contract owner under the Joint Life version of the Lifetime Withdrawal Guarantee (see "Living Benefits - Guaranteed Withdrawal Benefit").


DEATH OF THE ANNUITANT


If the annuitant, not an owner or joint owner, dies during the accumulation phase, you automatically become the annuitant. You can select a new annuitant if you do not want to be the annuitant (subject to our then-current underwriting standards). However, if the owner is a non-natural person (for example, a corporation or a trust), then


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the death of the primary annuitant will be treated as the death of the owner, and a new annuitant may not be named.


Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.


CONTROLLED PAYOUT


You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts (see "Federal Income Tax Status").




10. FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.


When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money, generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "Qualified Contract." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.


If your annuity is independent of any formal retirement or pension plan, it is termed a "Non-Qualified Contract."


Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


TAXATION OF NON-QUALIFIED CONTRACTS


NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.


The following discussion generally applies to Non-Qualified Contracts owned by natural persons.


WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.


In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


It is conceivable that certain benefits or the charges for certain benefits such as any of the guaranteed death benefits and certain living benefits (E.G., the LWG rider), could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so,



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the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.


The tax treatment of withdrawals under a Guaranteed Withdrawal Benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the Remaining Guaranteed Withdrawal Amount at the time of the withdrawal, if greater than the account value. This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the gross account value rather than the Remaining Guaranteed Withdrawal Amount at the time of the withdrawal to determine gain. However, in cases where the maximum permitted withdrawal in any year under the LWG exceeds the gross account value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.


We reserve the right to change our tax reporting practices if we determine that they are not in accordance with IRS guidance (whether formal or informal).


ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:


o  made on or after the taxpayer reaches age 59 1/2;


o  made on or after the death of an owner;


o  attributable to the taxpayer's becoming disabled;


o made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or


o under certain immediate income annuities providing for substantially equal payments made at least annually.


Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.


ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax adviser as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated. Once the investment in the contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.


The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed account and variable investment portfolios, as well as transfers between investment portfolios after the annuity starting date. Consult your tax adviser.


TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.


See the Statement of Additional Information as well as "Death Benefit - General Death Benefit Provisions" in this prospectus for a general discussion on the federal income

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tax rules applicable to how death benefits must be distributed.


TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.


WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


MULTIPLE CONTRACTS. The tax law provides that deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax adviser.


OWNERSHIP OF THE INVESTMENTS. In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.


FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."


TAXATION OF QUALIFIED CONTRACTS


The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.


INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2009, $5,000 plus, for an owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract (and appropriate IRA tax endorsements) have not yet been submitted to the IRS for review and approval as to form. Such approval is not required to constitute a valid Traditional IRA or SIMPLE IRA. Such approval does not constitute an IRS endorsement of the investment options and benefits offered under the contract. Traditional IRAs/SEPs, SIMPLE IRAs and Roth IRAs may not invest in life insurance. The contract may provide death benefits that could exceed the greater of premiums paid or the account balance. The final required minimum distribution income tax regulations generally treat such benefits as part of the annuity contract and not as life insurance and require the value of such benefits to be included in the participant's interest that is subject to the required minimum distribution rules.


SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $11,500 for 2009. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments or the account value.


TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.


Income tax regulations issued in July 2007 will require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and (c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.


The regulations are generally effective for taxable years beginning after December 31, 2008. However, certain aspects, including a proposed prohibition on use of new life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective. Please note that, in light of the regulations, this contract is not available for purchase via a "90-24" transfer. If your contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax adviser prior to making additional purchase payments.


Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event such as after a fixed number of years, the attainment of a stated age, or disability. This new withdrawal restriction is applicable for tax sheltered annuity contracts issued on or after January 1, 2009.


SECTION 457(B) PLANS. An eligible 457(b) plan, while not actually a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.


SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using a contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.


OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.


Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of account value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. (See "Living Benefits.")


The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.


Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first required minimum distribution payment by April 1, 2009. In contrast, if your first required minimum distribution would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 required minimum distribution is due by December 31, 2010. For after-death required minimum distributions, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This required minimum distribution waiver does not apply if you are receiving annuitized payments under your contract. The required minimum distribution rules are complex, so consult with your tax advisor before waiving your 2009 required minimum distribution payment.


Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.


"Eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:


o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.


o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.


o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.


A payee should consult with his or her own tax adviser prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.


FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.


GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.


PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


TAX BENEFITS RELATED TO THE ASSETS OF THE SEPARATE ACCOUNT


We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to contract owners because we are the owner of the assets from which the tax benefits are derived.


POSSIBLE TAX LAW CHANGES


Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. We will notify you of any changes to your contract. Consult a tax adviser with respect to legislative developments and their effect on the contract.


We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.




11. OTHER INFORMATION

FIRST METLIFE INVESTORS


First MetLife Investors is a stock life insurance company that was organized under the laws of the State of New York on December 31, 1992, as First Xerox Life Insurance Company. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased First Xerox Life Insurance Company, which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent of General American Life Insurance Company. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc., the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. First MetLife Investors is licensed to do business only in the State of New York.



For contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that First MetLife Investors will have sufficient funds to meet obligations under the contracts. In the event an owner of such a contract presents a legitimate claim for payment, General American Life Insurance Company will pay such claim directly to the contract owner if First MetLife Investors is unable to make such payment. This guarantee is enforceable by such contract owners against General American Life Insurance Company directly without any requirement that contract owners first file a claim against First MetLife Investors. The guarantee agreement is binding on General American Life Insurance Company, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life Insurance Company's rating. With respect to the guarantee, General American Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.



We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


THE SEPARATE ACCOUNT


We have established a SEPARATE ACCOUNT, First MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.


The assets of the Separate Account are held in First MetLife Investors' name on behalf of the Separate Account and legally belong to First MetLife Investors. The Separate Account is subject to the laws of the State of New York. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business First MetLife Investors may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts First MetLife Investors may issue.


We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.


The amount of the guaranteed death benefit that exceeds the account value is paid from our general account. In addition, portions of the contract's guaranteed living benefits payable may exceed the amount of the account value and be paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of First MetLife Investors.


DISTRIBUTOR


We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.


Distributor, and in certain cases, we, have entered into selling agreements with other selling firms for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.


Certain investment portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the investment portfolios. (See "Fee Tables and Examples - Investment Portfolio Expenses" and the fund prospectuses.) These payments range up to 0.25% of Separate Account assets invested in the particular investment portfolio.


We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of purchase payments allocated to the American Funds Global Growth Fund for the services it provides in marketing the Fund's shares in connection with the contract.


SELLING FIRMS


As noted above, Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under "Additional Compensation for Selected Selling Firms"). These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.



COMPENSATION PAID TO SELLING FIRMS. We and Distributor pay compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional purchase payments by selling firms is 7% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1.20% of account value (less purchase payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as "annuity payments"). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.


ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor have entered into distribution arrangements with certain selected selling firms. Under these arrangements we and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable insurance contracts (including the contracts). Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our variable insurance contracts (including account values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. We and Distributor have entered into such distribution agreements with selling firms identified in the Statement of Additional Information.


The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative. (See the Statement of Additional Information - "Distribution" for a list of selling firms that received compensation during 2008, as well as the range of additional compensation paid.)


REQUESTS AND ELECTIONS


We will treat your request for a contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a purchase payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract.


Requests for service may be made:


o  Through your registered representative


o By telephone at (800) 709-2811, between the hours of 7:30AM and 5:30PM Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday


o  In writing to our Annuity Service Center


o  By fax at (515) 457-4400 or


o  By Internet at www.metlifeinvestors.com


All other requests must be in written form, satisfactory to us.


A request or transaction generally is considered in GOOD ORDER if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your registered representative before submitting the form or request.


We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.


CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


OWNERSHIP


OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.


These rights include the right to:


o  change the beneficiary.


o change the annuitant before the annuity date (subject to our underwriting and administrative rules).


o  assign the contract (subject to limitation).


o  change the payment option.


o exercise all other rights, benefits, options and privileges allowed by the contract or us.


The owner is as designated at the time the contract is issued, unless changed. Any change of owner is subject to our underwriting rules in effect at the time of the request.


JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.


BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).


ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base annuity payments. You can change the annuitant at any time prior to the annuity date, unless an owner is not a natural person. Any reference to annuitant includes any joint annuitant under an annuity option. The owner and the annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code or under the LIS Plus rider (see "Living Benefits - Guaranteed Income Benefit").


ASSIGNMENT. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.


If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.


LEGAL PROCEEDINGS


In the ordinary course of business, First MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, First MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of First MetLife Investors to meet its obligations under the contracts.


FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Separate Account have been included in the SAI. The financial statements of General American Life have also been included in the SAI.



TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


     Company

     Independent Registered Public Accounting Firm

     Additional Information

     Custodian

     Distribution

     Calculation of Performance Information

     Annuity Provisions

     Tax Status of the Contracts

     Condensed Financial Information

     Financial Statements

APPENDIX A
CONDENSED FINANCIAL INFORMATION

The following chart lists the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2008. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. Chart 1 presents accumulation unit values for the lowest possible combination of separate account product charges and death benefit rider charges. Chart 2 presents accumulation unit values for the highest possible combination of such charges. The SAI contains the accumulation unit values for all other possible combinations of separate account product charges and death benefit rider charges. (See "Cover Page" for how to obtain a copy of the SAI.)


CHART 1





                                    1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 AMERICAN FUNDS INSURANCE SERIES (Reg. TM)
 AMERICAN FUNDS GLOBAL GROWTH SUB-ACCOUNT (CLASS 2)
   11/13/2006                             to  12/31/2006       25.235947         26.149010             0.0000
   01/01/2007                             to  12/31/2007       26.149010         29.641952             0.0000
   01/01/2008                             to  12/31/2008       29.641952         18.025780             0.0000
=============                            ==== ==========      ==========        ==========        ===========
 AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT (CLASS 2)
   04/28/2008                             to  12/31/2008       32.313630         16.369128             0.0000
=============                            ==== ==========      ==========        ==========        ===========
 AMERICAN FUNDS GROWTH SUB-ACCOUNT (CLASS 2)
   04/28/2008                             to  12/31/2008      172.887356        100.034860             5.5743
=============                            ==== ==========      ==========        ==========        ===========
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON GROWTH SECURITIES SUB-ACCOUNT (CLASS 2)
   05/01/2006                             to  12/31/2006       17.006765         18.820644             0.0000
   01/01/2007                             to  12/31/2007       18.820644         19.012256             0.0000
   01/01/2008                             to  12/31/2008       19.012256         10.823399             0.0000
=============                            ==== ==========      ==========        ==========        ===========
 MET INVESTORS SERIES TRUST
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008       17.214073          9.419490        39,415.1516
=============                            ==== ==========      ==========        ==========        ===========
 DREMAN SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008       13.316852          9.879708             0.0000
=============                            ==== ==========      ==========        ==========        ===========
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
   04/30/2007                             to  12/31/2007       17.746898         15.756529        25,194.9431
   01/01/2008                             to  12/31/2008       15.756529          9.595726        29,973.0320
=============                            ==== ==========      ==========        ==========        ===========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004       12.771613         14.819977             0.0000
  01/01/2005    to  12/31/2005       14.819977         16.060762             0.0000
  01/01/2006    to  12/31/2006       16.060762         18.171642             0.0000
  01/01/2007    to  04/27/2007       18.171642         19.761608             0.0000
============   ==== ==========       =========         =========        ===========
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  (FORMERLY PIONEER MID-CAP VALUE SUB-ACCOUNT (CLASS A))
  05/01/2006    to  12/31/2006       11.410889         12.093953             0.0000
  01/01/2007    to  04/27/2007       12.093953         13.363463             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       16.137459         17.204948        57,846.7109
  01/01/2005    to  12/31/2005       17.204948         17.236958        64,115.2188
  01/01/2006    to  12/31/2006       17.236958         18.571397        67,543.0854
  01/01/2007    to  12/31/2007       18.571397         19.530893        78,702.6942
  01/01/2008    to  12/31/2008       19.530893         15.691614        79,041.7479
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004       12.332467         13.946009             0.0000
  01/01/2005    to  12/31/2005       13.946009         14.309969             0.0000
  01/01/2006    to  12/31/2006       14.309969         16.209510             0.0000
  01/01/2007    to  04/27/2007       16.209510         17.276167             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       43.242312         47.937816        19,815.5006
  01/01/2005    to  12/31/2005       47.937816         48.925372        25,855.7185
  01/01/2006    to  12/31/2006       48.925372         56.884355        31,167.4647
  01/01/2007    to  12/31/2007       56.884355         58.235221        40,242.1825
  01/01/2008    to  12/31/2008       58.235221         36.597630        36,745.9805
============   ==== ==========       =========         =========        ===========
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       20.314331         23.683379         1,830.7054
  01/01/2005    to  12/31/2005       23.683379         25.259591         3,650.8138
  01/01/2006    to  12/31/2006       25.259591         27.970108         5,848.3340
  01/01/2007    to  12/31/2007       27.970108         27.772461         4,265.9226
  01/01/2008    to  12/31/2008       27.772461         16.783283         6,321.8007
============   ==== ==========       =========         =========        ===========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                    1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004       12.332467         13.946009             0.0000
   01/01/2005                             to  12/31/2005       13.946009         14.309969             0.0000
   01/01/2006                             to  12/31/2006       14.309969         16.209510             0.0000
   01/01/2007                             to  04/27/2007       16.209510         17.276167             0.0000
=============                            ==== ==========       =========         =========       ============
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A)
   04/30/2007                             to  12/31/2007       15.763356         16.500598             0.0000
   01/01/2008                             to  12/31/2008       16.500598          9.341744             0.0000
=============                            ==== ==========       =========         =========       ============
 MET/FRANKLIN MUTUAL SHARES SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008        9.998575          6.604697         7,228.7271
=============                            ==== ==========       =========         =========       ============
 MET/FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008        9.998575          7.038489        71,249.6353
=============                            ==== ==========       =========         =========       ============
 MET/TEMPLETON GROWTH SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008        9.998575          6.573813             0.0000
=============                            ==== ==========       =========         =========       ============
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008       13.520511          6.206168        63,514.2044
=============                            ==== ==========       =========         =========       ============
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        9.755208         11.208267        42,372.8417
   01/01/2005                             to  12/31/2005       11.208267         12.880848        61,273.2139
   01/01/2006                             to  12/31/2006       12.880848         16.092474        92,317.2322
   01/01/2007                             to  12/31/2007       16.092474         17.994629       118,410.0148
   01/01/2008                             to  12/31/2008       17.994629         10.236813       166,283.7362
=============                            ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005        7.962826          8.651885       157,556.5445
   01/01/2006                             to  12/31/2006        8.651885          9.190873       178,476.3395
   01/01/2007                             to  12/31/2007        9.190873         10.367771       242,119.3956
   01/01/2008                             to  12/31/2008       10.367771          5.532204       235,940.8881
=============                            ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       11.676306         12.110712        56,067.7304
   01/01/2005                             to  12/31/2005       12.110712         12.223413        86,336.1715
   01/01/2006                             to  12/31/2006       12.223413         12.611070       148,756.4576
   01/01/2007                             to  12/31/2007       12.611070         13.388910       179,567.8656
   01/01/2008                             to  12/31/2008       13.388910         13.269677       203,092.0821
=============                            ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  (FORMERLY J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  11/19/2004       14.664335         15.152734         1,705.2254
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                    1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 PIONEER FUND SUB-ACCOUNT (CLASS A)
   05/01/2006                             to  12/31/2006       18.457266         19.948784             0.0000
   01/01/2007                             to  12/31/2007       19.948784         20.675226             0.0000
   01/01/2008                             to  12/31/2008       20.675226         13.706280             0.0000
=============                            ==== ==========       =========         =========       ============
 PIONEER STRATEGIC INCOME SUB-ACCOUNT (CLASS A)
   05/01/2006                             to  12/31/2006       18.351894         19.075652             0.0000
   01/01/2007                             to  12/31/2007       19.075652         20.079392             0.0000
   01/01/2008                             to  12/31/2008       20.079392         17.690409             0.0000
=============                            ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005        9.998932         10.482927         2,912.0502
   01/01/2006                             to  12/31/2006       10.482927         12.009028        15,618.7333
   01/01/2007                             to  12/31/2007       12.009028         11.557695        26,547.6108
   01/01/2008                             to  12/31/2008       11.557695          7.311136        39,790.1763
=============                            ==== ==========       =========         =========       ============
 VAN KAMPEN MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        8.812961          9.792630             0.0000
   01/01/2005                             to  12/31/2005        9.792630         10.109348           833.6047
   01/01/2006                             to  12/31/2006       10.109348         10.814428         1,419.9235
   01/01/2007                             to  12/31/2007       10.814428         13.180398         1,581.1885
   01/01/2008                             to  12/31/2008       13.180398          6.927322         1,775.7521
=============                            ==== ==========       =========         =========       ============
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       45.981915         46.209352             0.0000
   01/01/2006                             to  12/31/2006       46.209352         47.501189           560.7078
   01/01/2007                             to  12/31/2007       47.501189         49.707922           297.8879
   01/01/2008                             to  12/31/2008       49.707922         47.265989           275.6991
=============                            ==== ==========       =========         =========       ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
   05/01/2005                             to  12/31/2005        9.982136         10.094014        15,099.6542
   01/01/2006                             to  12/31/2006       10.094014         10.417463        66,691.2808
   01/01/2007                             to  12/31/2007       10.417463         10.777221       183,973.3062
   01/01/2008                             to  12/31/2008       10.777221         10.914141       347,310.4572
=============                            ==== ==========       =========         =========       ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - MONEY MARKET SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        9.999714          9.965778         3,168.1420
   01/01/2005                             to  04/30/2005        9.965778          9.982068             0.0000
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       10.632445         11.417835             0.0000
  01/01/2005    to  12/31/2005       11.417835         11.891041           475.2881
  01/01/2006    to  12/31/2006       11.891041         12.892189           811.4080
  01/01/2007    to  12/31/2007       12.892189         12.683697           909.0508
  01/01/2008    to  12/31/2008       12.683697          7.460889           959.7366
============   ==== ==========       =========         =========       ============
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS
B))
  05/01/2004    to  11/19/2004       14.953016         16.069205             0.0000
============   ==== ==========       =========         =========       ============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  05/01/2004    to  12/31/2004       11.077739         11.934370       132,380.2910
  01/01/2005    to  12/31/2005       11.934370         12.974739       162,033.6756
  01/01/2006    to  12/31/2006       12.974739         14.652624       195,254.4084
  01/01/2007    to  12/31/2007       14.652624         15.103332       264,485.2949
  01/01/2008    to  12/31/2008       15.103332          9.025430       298,264.5093
============   ==== ==========       =========         =========       ============
 FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  04/30/2007    to  12/31/2007       11.631007         11.251048         4,214.0993
  01/01/2008    to  12/31/2008       11.251048          6.517750         4,622.2069
============   ==== ==========       =========         =========       ============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.787225         11.764232        42,383.7329
  01/01/2006    to  12/31/2006       11.764232         11.905780        66,774.7781
  01/01/2007    to  12/31/2007       11.905780         13.089520        99,940.5098
  01/01/2008    to  12/31/2008       13.089520          8.198138       110,891.3827
============   ==== ==========       =========         =========       ============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM VOYAGER SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004        4.242724          4.432154             0.0000
  01/01/2005    to  04/30/2005        4.432154          4.077964             0.0000
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) TOTAL RETURN SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       37.396362         40.689761             0.0000
  01/01/2005    to  12/31/2005       40.689761         41.310730             0.0000
  01/01/2006    to  12/31/2006       41.310730         45.644853             0.0000
  01/01/2007    to  12/31/2007       45.644853         46.907209             0.0000
  01/01/2008    to  12/31/2008       46.907209         35.952599             0.0000
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) VALUE SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008       16.139546         11.263068             0.0000
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                        1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                          NUMBER OF
                                   ACCUMULATION      ACCUMULATION       ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT           UNITS
                                   BEGINNING OF         END OF         OUTSTANDING AT
                                      PERIOD            PERIOD          END OF PERIOD
                                 ---------------   ---------------   ------------------
 OPPENHEIMER GLOBAL EQUITY SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       14.483434         16.974149                0.0000
  01/01/2006    to  12/31/2006       16.974149         19.495245                0.0000
  01/01/2007    to  12/31/2007       19.495245         20.447007                0.0000
  01/01/2008    to  12/31/2008       20.447007         11.996626                0.0000
============   ==== ==========       =========         =========        ==============
 PUTNAM VARIABLE TRUST
 PUTNAM VT EQUITY INCOME SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       12.035463         13.280968                0.0000
  01/01/2005    to  12/31/2005       13.280968         13.831712                0.0000
  01/01/2006    to  12/31/2006       13.831712         16.226421                0.0000
  01/01/2007    to  12/31/2007       16.226421         16.526295                0.0000
  01/01/2008    to  12/31/2008       16.526295         11.232259                0.0000
============   ==== ==========       =========         =========        ==============
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB)
  05/01/2004    to  12/31/2004       45.386183         49.298756                0.0000
  01/01/2005    to  12/31/2005       49.298756         51.208076                0.0000
  01/01/2006    to  12/31/2006       51.208076         58.591262                0.0000
  01/01/2007    to  12/31/2007       58.591262         54.338029                0.0000
  01/01/2008    to  12/31/2008       54.338029         32.878766                0.0000
============   ==== ==========       =========         =========        ==============
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       12.473677         13.070727          285,957.5428
  01/01/2007    to  12/31/2007       13.070727         13.273444          425,753.6836
  01/01/2008    to  12/31/2008       13.273444          7.754319          449,895.1369
============   ==== ==========       =========         =========        ==============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       11.531194         12.152378        1,224,571.3236
  01/01/2007    to  12/31/2007       12.152378         12.580234        2,043,271.4179
  01/01/2008    to  12/31/2008       12.580234          8.451645        2,304,854.7788
============   ==== ==========       =========         =========        ==============
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       10.649911         11.183762          100,366.6768
  01/01/2007    to  12/31/2007       11.183762         11.691964          270,552.0144
  01/01/2008    to  12/31/2008       11.691964          9.157310          465,666.9282
============   ==== ==========       =========         =========        ==============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       12.150898         12.813215          724,717.2599
  01/01/2007    to  12/31/2007       12.813215         13.241565        1,178,078.6289
  01/01/2008    to  12/31/2008       13.241565          8.120740        1,475,340.1023
============   ==== ==========       =========         =========        ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                        1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                         NUMBER OF
                                   ACCUMULATION      ACCUMULATION       ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT          UNITS
                                   BEGINNING OF         END OF         OUTSTANDING AT
                                      PERIOD            PERIOD         END OF PERIOD
                                 ---------------   ---------------   -----------------
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       11.061525         11.630632         563,015.5831
  01/01/2007    to  12/31/2007       11.630632         12.192163         776,469.2050
  01/01/2008    to  12/31/2008       12.192163          8.854726         958,970.3076
============   ==== ==========       =========         =========         ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

CHART 2





                                    1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 AMERICAN FUNDS INSURANCE SERIES (Reg. TM)
 AMERICAN FUNDS GLOBAL GROWTH SUB-ACCOUNT (CLASS 2)
   11/13/2006                             to  12/31/2006       24.758243         25.647561         9,256.2289
   01/01/2007                             to  12/31/2007       25.647561         29.015768        22,703.3594
   01/01/2008                             to  12/31/2008       29.015768         17.609553        48,115.1264
=============                            ==== ==========      ==========         =========        ===========
 AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT (CLASS 2)
   04/28/2008                             to  12/31/2008       31.673672         16.023138         7,459.0268
=============                            ==== ==========      ==========         =========        ===========
 AMERICAN FUNDS GROWTH SUB-ACCOUNT (CLASS 2)
   04/28/2008                             to  12/31/2008      164.707580         95.172443        17,075.9971
=============                            ==== ==========      ==========         =========        ===========
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON GROWTH SECURITIES SUB-ACCOUNT (CLASS 2)
   05/01/2006                             to  12/31/2006       16.905742         18.684055         1,018.3030
   01/01/2007                             to  12/31/2007       18.684055         18.836352        10,300.3692
   01/01/2008                             to  12/31/2008       18.836352         10.701719        18,273.6088
=============                            ==== ==========      ==========         =========        ===========
 MET INVESTORS SERIES TRUST
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008       17.077087          9.331819        77,571.5972
=============                            ==== ==========      ==========         =========        ===========
 DREMAN SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008       13.237418          9.807451             0.0000
=============                            ==== ==========      ==========         =========        ===========
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
   04/30/2007                             to  12/31/2007       17.605583         15.610081        47,070.8195
   01/01/2008                             to  12/31/2008       15.610081          9.487441        44,395.7086
=============                            ==== ==========      ==========         =========        ===========
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004       12.568596         14.565078             0.0000
   01/01/2005                             to  12/31/2005       14.565078         15.753095             0.0000
   01/01/2006                             to  12/31/2006       15.753095         17.788034             0.0000
   01/01/2007                             to  04/27/2007       17.788034         19.331836             0.0000
=============                            ==== ==========      ==========         =========        ===========
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  (FORMERLY PIONEER MID-CAP VALUE SUB-ACCOUNT (CLASS A))
   05/01/2006                             to  12/31/2006       11.387288         12.052945             0.0000
   01/01/2007                             to  04/27/2007       12.052945         13.309480             0.0000
=============                            ==== ==========      ==========         =========        ===========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       16.104967         17.147561        88,505.9689
  01/01/2005    to  12/31/2005       17.147561         17.145239        87,046.3647
  01/01/2006    to  12/31/2006       17.145239         18.435781        83,371.9884
  01/01/2007    to  12/31/2007       18.435781         19.349333        92,415.1066
  01/01/2008    to  12/31/2008       19.349333         15.514573        79,989.7354
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004       12.307654         13.899516             0.0000
  01/01/2005    to  12/31/2005       13.899516         14.233852             0.0000
  01/01/2006    to  12/31/2006       14.233852         16.091175             0.0000
  01/01/2007    to  04/27/2007       16.091175         17.138877             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       43.155329         47.778007        62,237.9798
  01/01/2005    to  12/31/2005       47.778007         48.665131        69,251.9959
  01/01/2006    to  12/31/2006       48.665131         56.469091        67,619.1876
  01/01/2007    to  12/31/2007       56.469091         57.693957        69,572.3149
  01/01/2008    to  12/31/2008       57.693957         36.184576        72,885.7020
============   ==== ==========       =========         =========        ===========
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       20.043768         23.336992         6,171.2649
  01/01/2005    to  12/31/2005       23.336992         24.840578        14,535.4897
  01/01/2006    to  12/31/2006       24.840578         27.451333        22,541.0329
  01/01/2007    to  12/31/2007       27.451333         27.202590        22,589.1388
  01/01/2008    to  12/31/2008       27.202590         16.405880        24,845.0304
============   ==== ==========       =========         =========        ===========
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004       12.307654         13.899516             0.0000
  01/01/2005    to  12/31/2005       13.899516         14.233852             0.0000
  01/01/2006    to  12/31/2006       14.233852         16.091175             0.0000
  01/01/2007    to  04/27/2007       16.091175         17.138877             0.0000
============   ==== ==========       =========         =========        ===========
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A)
  04/30/2007    to  12/31/2007       15.402848         16.101595             0.0000
  01/01/2008    to  12/31/2008       16.101595          9.097531         2,135.7651
============   ==== ==========       =========         =========        ===========
 MET/FRANKLIN MUTUAL SHARES SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998356          6.595589         1,752.5623
============   ==== ==========       =========         =========        ===========
 MET/FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998356          7.028791        61,932.1385
============   ==== ==========       =========         =========        ===========

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MET/TEMPLETON GROWTH SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998356          6.564751             0.0000
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008       13.466450          6.172943        97,745.4645
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.735580         11.170897        91,186.4513
  01/01/2005    to  12/31/2005       11.170897         12.812338        92,350.3609
  01/01/2006    to  12/31/2006       12.812338         15.975005       126,791.4926
  01/01/2007    to  12/31/2007       15.975005         17.827392       155,788.0228
  01/01/2008    to  12/31/2008       17.827392         10.121297       160,118.7044
============   ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        7.930965          8.605857       225,658.2476
  01/01/2006    to  12/31/2006        8.605857          9.123759       222,447.0904
  01/01/2007    to  12/31/2007        9.123759         10.271393       244,378.9766
  01/01/2008    to  12/31/2008       10.271393          5.469755       257,684.7169
============   ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.652784         12.070302        88,280.1840
  01/01/2005    to  12/31/2005       12.070302         12.158353       112,896.2008
  01/01/2006    to  12/31/2006       12.158353         12.518956       142,459.0355
  01/01/2007    to  12/31/2007       12.518956         13.264424       198,079.6793
  01/01/2008    to  12/31/2008       13.264424         13.119967       199,974.9468
============   ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  (FORMERLY J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B))
  05/01/2004    to  11/19/2004       14.431310         14.895701         2,756.1620
============   ==== ==========       =========         =========       ============
 PIONEER FUND SUB-ACCOUNT (CLASS A)
  05/01/2006    to  12/31/2006       18.010841         19.440487           699.1381
  01/01/2007    to  12/31/2007       19.440487         20.107934         2,195.9339
  01/01/2008    to  12/31/2008       20.107934         13.303436        11,080.0106
============   ==== ==========       =========         =========       ============
 PIONEER STRATEGIC INCOME SUB-ACCOUNT (CLASS A)
  05/01/2006    to  12/31/2006       18.280518         18.976282        16,651.3306
  01/01/2007    to  12/31/2007       18.976282         19.934673        45,992.5558
  01/01/2008    to  12/31/2008       19.934673         17.527708        80,314.0504
============   ==== ==========       =========         =========       ============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.998767         10.468869        16,065.7439
  01/01/2006    to  12/31/2006       10.468869         11.969030        52,431.1324
  01/01/2007    to  12/31/2007       11.969030         11.496053        70,659.2493
  01/01/2008    to  12/31/2008       11.496053          7.257528        89,198.0540
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                                    1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 VAN KAMPEN MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        8.756346          9.716826         1,609.5350
   01/01/2005                             to  12/31/2005        9.716826         10.011111         1,767.7304
   01/01/2006                             to  12/31/2006       10.011111         10.687997         1,814.4425
   01/01/2007                             to  12/31/2007       10.687997         13.000146         1,819.8910
   01/01/2008                             to  12/31/2008       13.000146          6.818846         8,260.6086
=============                            ==== ==========       =========         =========       ============
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       44.029505         44.188654         1,273.6777
   01/01/2006                             to  12/31/2006       44.188654         45.333507         3,171.1301
   01/01/2007                             to  12/31/2007       45.333507         47.344271         3,467.7447
   01/01/2008                             to  12/31/2008       47.344271         44.928249         3,168.6936
=============                            ==== ==========       =========         =========       ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
   05/01/2005                             to  12/31/2005        9.942177         10.040284       123,613.0101
   01/01/2006                             to  12/31/2006       10.040284         10.341366       170,795.4661
   01/01/2007                             to  12/31/2007       10.341366         10.677005       196,986.0939
   01/01/2008                             to  12/31/2008       10.677005         10.790988       398,863.2972
=============                            ==== ==========       =========         =========       ============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - MONEY MARKET SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  12/31/2004        9.979567          9.932521        47,476.6178
   01/01/2005                             to  04/30/2005        9.932521          9.942272             0.0000
=============                            ==== ==========       =========         =========       ============
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       10.589837         11.357010             0.0000
   01/01/2005                             to  12/31/2005       11.357010         11.804135             0.0000
   01/01/2006                             to  12/31/2006       11.804135         12.772469        38,792.9255
   01/01/2007                             to  12/31/2007       12.772469         12.540664        40,881.1744
   01/01/2008                             to  12/31/2008       12.540664          7.361924        42,853.1838
=============                            ==== ==========       =========         =========       ============
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS B))
   05/01/2004                             to  11/19/2004       14.715388         15.796607             0.0000
=============                            ==== ==========       =========         =========       ============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
   05/01/2004                             to  12/31/2004       11.055459         11.894586       247,828.3455
   01/01/2005                             to  12/31/2005       11.894586         12.905737       268,725.8698
   01/01/2006                             to  12/31/2006       12.905737         14.545670       340,554.1167
   01/01/2007                             to  12/31/2007       14.545670         14.962968       390,532.7758
   01/01/2008                             to  12/31/2008       14.962968          8.923576       406,873.3262
=============                            ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                       1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  04/30/2007    to  12/31/2007       11.492241         11.101894        19,344.5038
  01/01/2008    to  12/31/2008       11.101894          6.418417        19,705.4116
============   ==== ==========       =========         =========       ============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.748079         11.701673       116,727.5317
  01/01/2006    to  12/31/2006       11.701673         11.818868       134,257.3777
  01/01/2007    to  12/31/2007       11.818868         12.967866       181,950.5615
  01/01/2008    to  12/31/2008       12.967866          8.105624       193,175.2384
============   ==== ==========       =========         =========       ============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM VOYAGER SUB-ACCOUNT (CLASS B))
  05/01/2004    to  12/31/2004        4.208800          4.390890             0.0000
  01/01/2005    to  04/30/2005        4.390890          4.037361             0.0000
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) TOTAL RETURN SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       36.145109         39.276210           252.9255
  01/01/2005    to  12/31/2005       39.276210         39.796170           278.4631
  01/01/2006    to  12/31/2006       39.796170         43.883806           286.1492
  01/01/2007    to  12/31/2007       43.883806         45.006877           287.0542
  01/01/2008    to  12/31/2008       45.006877         34.426851           287.0542
============   ==== ==========       =========         =========       ============
 MFS (Reg. TM) VALUE SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008       15.826896         11.029892             0.0000
============   ==== ==========       =========         =========       ============
 OPPENHEIMER GLOBAL EQUITY SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       14.248694         16.676933             0.0000
  01/01/2006    to  12/31/2006       16.676933         19.115723         2,027.3709
  01/01/2007    to  12/31/2007       19.115723         20.008676         3,965.0987
  01/01/2008    to  12/31/2008       20.008676         11.715866         8,442.7057
============   ==== ==========       =========         =========       ============
 PUTNAM VARIABLE TRUST
 PUTNAM VT EQUITY INCOME SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       12.011184         13.236617             0.0000
  01/01/2005    to  12/31/2005       13.236617         13.758065             0.0000
  01/01/2006    to  12/31/2006       13.758065         16.107881             0.0000
  01/01/2007    to  12/31/2007       16.107881         16.372605             0.0000
  01/01/2008    to  12/31/2008       16.372605         11.105452             0.0000
============   ==== ==========       =========         =========       ============
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB)
  05/01/2004    to  12/31/2004       43.934444         47.658643             0.0000
  01/01/2005    to  12/31/2005       47.658643         49.405839             0.0000
  01/01/2006    to  12/31/2006       49.405839         56.416590           193.8358
  01/01/2007    to  12/31/2007       56.416590         52.216062           192.8793
  01/01/2008    to  12/31/2008       52.216062         31.531321           191.8133
============   ==== ==========       =========         =========       ============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)



                        1.50% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                         NUMBER OF
                                   ACCUMULATION      ACCUMULATION       ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT          UNITS
                                   BEGINNING OF         END OF         OUTSTANDING AT
                                      PERIOD            PERIOD         END OF PERIOD
                                 ---------------   ---------------   -----------------
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       12.436578         13.014582         443,952.7953
  01/01/2007    to  12/31/2007       13.014582         13.189874         593,616.3660
  01/01/2008    to  12/31/2008       13.189874          7.690011         622,653.6439
============   ==== ==========       =========         =========       ==============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       11.496890         12.100171       1,643,377.1230
  01/01/2007    to  12/31/2007       12.100171         12.501027       2,379,127.8721
  01/01/2008    to  12/31/2008       12.501027          8.381568       2,364,615.5282
============   ==== ==========       =========         =========       ==============
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       10.618221         11.135709          67,208.8493
  01/01/2007    to  12/31/2007       11.135709         11.618345         127,518.6747
  01/01/2008    to  12/31/2008       11.618345          9.081397         357,332.0672
============   ==== ==========       =========         =========       ==============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       12.114755         12.758172       1,646,645.3112
  01/01/2007    to  12/31/2007       12.758172         13.158195       2,225,962.3689
  01/01/2008    to  12/31/2008       13.158195          8.053398       2,489,592.1260
============   ==== ==========       =========         =========       ==============
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       11.028614         11.580662         925,507.1147
  01/01/2007    to  12/31/2007       11.580662         12.115397       1,358,979.5108
  01/01/2008    to  12/31/2008       12.115397          8.781314       1,406,550.5430
============   ==== ==========       =========         =========       ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

DISCONTINUED INVESTMENT PORTFOLIOS. The following investment portfolios are no longer available for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): (a) Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund (closed effective May 1,
2004) and Templeton Growth Securities Fund (Class 2) (closed effective April 28, 2008); (b) Met Investors Series Trust: T. Rowe Price Mid Cap Growth Portfolio (closed effective May 1, 2003) and Legg Mason Value Equity Portfolio (Class B) (closed effective May 1, 2006); (c) Metropolitan Series Fund, Inc.:
Artio International Stock Portfolio (Class B) (formerly Julius Baer International Stock Portfolio and previously FI International Stock Portfolio and Putnam International Stock Portfolio) (closed effective December 19, 2003),
T. Rowe Price Small Cap Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio (closed effective May 1, 2004) and Jennison Growth Portfolio (closed effective May 1, 2005); (d) Putnam Variable Trust (Class IB): Putnam VT Growth and Income Fund (closed effective May 1, 2006) and Putnam VT Equity Income Fund (closed effective April 28, 2008).


Effective as of April 28, 2003, the following investment portfolios of Met Investors Series Trust were merged: J.P. Morgan Enhanced Index Portfolio merged into Lord Abbett Growth and Income Portfolio; J.P. Morgan International Equity Portfolio merged into MFS (Reg. TM) Research International Portfolio; and Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio.


Effective as of May 1, 2004, the following investment portfolios were replaced:
(a) Franklin Templeton Variable Insurance Products Trust: Franklin Large Cap Growth Securities Fund (closed effective May 1, 2003) was replaced with Metropolitan Series Fund, Inc.: T. Rowe Price Large Cap Portfolio (Class B); and Mutual Shares Securities Fund (closed effective May 1, 2003) was replaced with Met Investors Series Trust: Lord Abbett Growth and Income Portfolio (Class
B); and (b) AIM Variable Insurance Funds: AIM V.I. Premier Equity Fund (Series
II) (closed effective May 1, 2003) was replaced with Met Investors Series
Trust: Lord Abbett Growth and Income Portfolio (Class B).


Effective as of November 22, 2004, the following investment portfolios were merged: Met Investors Series Trust: J.P. Morgan Select Equity Portfolio merged into Metropolitan Series Fund, Inc.: Capital Guardian U.S. Equity Portfolio; and Met Investors Series Trust: J.P. Morgan Quality Bond Portfolio merged into Met Investors Series Trust: PIMCO Total Return Portfolio.


Effective as of May 1, 2005, the following portfolios were merged: Metropolitan Series Fund, Inc.: Met/Putnam Voyager Portfolio merged into Metropolitan Series Fund, Inc.: Jennison Growth Portfolio; and Met Investors Series Trust: Money Market Portfolio merged into Metropolitan Series Fund, Inc.: BlackRock Money Market Portfolio.


Effective as of May 1, 2006, Metropolitan Series Fund, Inc.: MFS (Reg. TM) Investors Trust Series (closed effective May 1, 2003) merged into Met Investors Series Trust: Legg Mason Value Equity Portfolio (Class B).


Effective as of April 30, 2007, the following investment portfolios were merged: (a) approximately 65% of Met Investors Series Trust: Lord Abbett America's Value Portfolio (Class B) merged into Met Investors Series Trust:
Lord Abbett Mid-Cap Value Portfolio (Class B), and the remainder (approximately 35%) of the Lord Abbett America's Value Portfolio (Class B) merged into Met Investors Series Trust: Lord Abbett Bond Debenture Portfolio (Class B); (b) Met Investors Series Trust: Pioneer Mid-Cap Value Portfolio (Class A) merged into Met Investors Series Trust: Lazard Mid-Cap Portfolio (Class B); and (c) Met Investors Series Trust: Met/Putnam Capital Opportunities Portfolio (Class B) merged into Met Investors Series Trust: Lazard Mid-Cap Portfolio (Class B).


Effective as of April 30, 2007, AIM Variable Insurance Funds: AIM V.I. Capital Appreciation Fund (Series I) (closed effective May 1, 2002) was replaced with Met Investors Series Trust: Met/AIM Capital Appreciation Portfolio (Class A).


Effective as of May 4, 2009, Metropolitan Series Fund, Inc.: Capital Guardian U.S. Equity Portfolio (Class B) (closed effective April 28, 2008) merged into Met Investors Series Trust: Pioneer Fund Portfolio (Class A). If you select the Metropolitan Series Fund, Inc.: Capital Guardian U.S.

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

Equity Portfolio on your application and we receive your application on or after May 1, 2009, your purchase payment will automatically be allocated to the Met Investors Series Trust: Pioneer Fund Portfolio (the "Replacement Portfolio") because the Capital Guardian U.S. Equity Portfolio is being merged into the Replacement Portfolio after 4:00 p.m. Eastern Time on May 1, 2009. If you do not want your purchase payment to be allocated to the Replacement Portfolio, you should choose an investment option other than the Capital Guardian U.S. Equity Portfolio on your application.


Effective as of May 4, 2009, Met Investors Series Trust: Met/AIM Capital Appreciation Portfolio (Class A) (closed effective April 30, 2007) merged into Metropolitan Series Fund, Inc.: BlackRock Legacy Large Cap Growth Portfolio (Class A). If you select the Met Investors Series Trust: Met/

AIM Capital Appreciation Portfolio on your application and we receive your application on or after May 1, 2009, your purchase payment will automatically be allocated to the Metropolitan Series Fund, Inc.: BlackRock Legacy Large Cap Growth Portfolio (the "Replacement Portfolio") because the Met/AIM Capital Appreciation Portfolio is being merged into the Replacement Portfolio after 4:00 p.m. Eastern Time on May 1, 2009. If you do not want your purchase payment to be allocated to the Replacement Portfolio, you should choose an investment option other than the Met/AIM Capital Appreciation Portfolio on your application.


YOU SHOULD READ THE PROSPECTUSES FOR THESE DISCONTINUED INVESTMENT PORTFOLIOS FOR MORE INFORMATION ON FEES, CHARGES, INVESTMENT OBJECTIVES AND RISKS. A COPY OF THE FUND PROSPECTUSES HAS PREVIOUSLY BEEN PROVIDED TO YOU.

APPENDIX B

PARTICIPATING INVESTMENT PORTFOLIOS


Below are the advisers and subadvisers and investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.


AMERICAN FUNDS INSURANCE SERIES (Reg. TM)

(CLASS 2)


American Funds Insurance Series (Reg. TM) is a trust with multiple portfolios. Capital Research and Management Company is the investment adviser to each portfolio. The following Class 2 portfolios are available under the contract:


AMERICAN FUNDS GLOBAL GROWTH FUND


INVESTMENT OBJECTIVE: The American Funds Global Growth Fund seeks capital appreciation through stocks.


AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND


INVESTMENT OBJECTIVE: The American Funds Global Small Capitalization Fund seeks capital appreciation through stocks.


AMERICAN FUNDS GROWTH FUND


INVESTMENT OBJECTIVE: The American Funds Growth Fund seeks capital appreciation through stocks.


MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS A)


Met Investors Series Trust is managed by MetLife Advisers, LLC, which is an affiliate of First MetLife Investors. (Met Investors Advisory, LLC the former investment manager of Met Investors Series Trust, merged into MetLife Advisers, LLC on May 1, 2009.) Met Investors Series Trust is a mutual fund with multiple portfolios. The following Class B or, as noted, Class A portfolios are available under the contract:


BLACKROCK HIGH YIELD PORTFOLIO+


SUBADVISER: BlackRock Financial Management, Inc.


INVESTMENT OBJECTIVE: The BlackRock High Yield Portfolio seeks to maximize total return, consistent with income generation and prudent investment management.


BLACKROCK LARGE CAP CORE PORTFOLIO+


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Large Cap Core Portfolio seeks long-term capital growth.


CLARION GLOBAL REAL ESTATE PORTFOLIO


SUBADVISER: ING Clarion Real Estate Securities L.P.


INVESTMENT OBJECTIVE: The Clarion Global Real Estate Portfolio seeks to provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.


DREMAN SMALL CAP VALUE PORTFOLIO


SUBADVISER: Dreman Value Management, LLC


INVESTMENT OBJECTIVE: The Dreman Small Cap Value Portfolio seeks capital appreciation.


LAZARD MID CAP PORTFOLIO


SUBADVISER: Lazard Asset Management LLC


INVESTMENT OBJECTIVE: The Lazard Mid Cap Portfolio seeks long-term growth of capital.


LORD ABBETT BOND DEBENTURE PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Bond Debenture Portfolio seeks high current income and the opportunity for capital appreciation to produce a high total return.


LORD ABBETT GROWTH AND INCOME PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income without excessive fluctuation in market value.


LORD ABBETT MID CAP VALUE PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Mid Cap Value Portfolio seeks capital appreciation through investments primarily in equity securities which are believed to be undervalued in the marketplace.

MET/FRANKLIN MUTUAL SHARES PORTFOLIO


SUBADVISER: Franklin Mutual Advisers, LLC


INVESTMENT OBJECTIVE: The Met/Franklin Mutual Shares Portfolio seeks capital appreciation, which may occasionally be short-term. The portfolio's secondary investment objective is income.


MET/TEMPLETON GROWTH PORTFOLIO


SUBADVISER: Templeton Global Advisors Limited


INVESTMENT OBJECTIVE: The Met/Templeton Growth Portfolio seeks long-term capital growth.


MFS (Reg. TM) EMERGING MARKETS EQUITY PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Emerging Markets Equity Portfolio seeks capital appreciation.


MFS (Reg. TM) RESEARCH INTERNATIONAL PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Research International Portfolio seeks capital appreciation.


OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


SUBADVISER: OppenheimerFunds, Inc.


INVESTMENT OBJECTIVE: The Oppenheimer Capital Appreciation Portfolio seeks capital appreciation.


PIMCO INFLATION PROTECTED BOND PORTFOLIO+


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Inflation Protected Bond Portfolio seeks maximum real return, consistent with preservation of capital and prudent investment management.


PIMCO TOTAL RETURN PORTFOLIO


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Total Return Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.


PIONEER FUND PORTFOLIO (CLASS A)


SUBADVISER: Pioneer Investment Management, Inc.


INVESTMENT OBJECTIVE: The Pioneer Fund Portfolio seeks reasonable income and capital growth.


PIONEER STRATEGIC INCOME PORTFOLIO (CLASS A)


SUBADVISER: Pioneer Investment Management, Inc.


INVESTMENT OBJECTIVE: The Pioneer Strategic Income Portfolio seeks a high level of current income.


VAN KAMPEN COMSTOCK PORTFOLIO


SUBADVISER: Morgan Stanley Investment Management, Inc., doing business as Van Kampen


INVESTMENT OBJECTIVE: The Van Kampen Comstock Portfolio seeks capital growth and income.


VAN KAMPEN MID CAP GROWTH PORTFOLIO


SUBADVISER: Morgan Stanley Investment Management, Inc., doing business as Van Kampen


INVESTMENT OBJECTIVE: The Van Kampen Mid Cap Growth Portfolio seeks capital appreciation.


+These portfolios are not available for investment prior to May 4, 2009.


METROPOLITAN SERIES FUND, INC.


Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC is the investment adviser to the portfolios. The following portfolios are available under the contract:


BLACKROCK BOND INCOME PORTFOLIO (CLASS B)


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Bond Income Portfolio seeks a competitive total return primarily from investing in fixed-income securities.


BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO (CLASS A)+


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Legacy Large Cap Growth Portfolio seeks long-term growth of capital.

BLACKROCK MONEY MARKET PORTFOLIO (CLASS B)


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital.


An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.


During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.


DAVIS VENTURE VALUE PORTFOLIO (CLASS E)


SUBADVISER: Davis Selected Advisers, L.P. Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers - NY, Inc., a wholly-owned subsidiary.


INVESTMENT OBJECTIVE: The Davis Venture Value Portfolio seeks growth of capital.


LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO (CLASS B) (formerly Franklin Templeton Small Cap Growth Portfolio)


SUBADVISER: Loomis, Sayles & Company, L.P. (formerly Franklin Advisers, Inc.)


INVESTMENT OBJECTIVE: The Loomis Sayles Small Cap Growth Portfolio seeks long-term capital growth.


MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY PORTFOLIO (CLASS B)+


SUBADVISER: Dimensional Fund Advisors LP


INVESTMENT OBJECTIVE: The Met/Dimensional International Small Company Portfolio seeks long-term capital appreciation.


MFS (Reg. TM) TOTAL RETURN PORTFOLIO (CLASS B)


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Total Return Portfolio seeks a favorable total return through investment in a diversified portfolio.


MFS (Reg. TM) VALUE PORTFOLIO (CLASS B)


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Value Portfolio seeks capital appreciation.


OPPENHEIMER GLOBAL EQUITY PORTFOLIO (CLASS B)


SUBADVISER: OppenheimerFunds, Inc.


INVESTMENT OBJECTIVE: The Oppenheimer Global Equity Portfolio seeks capital appreciation.


+These portfolios are not available for investment prior to May 4, 2009.


MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)


In addition to the Met Investors Series Trust Portfolios listed above, the following Class B portfolios are available under the contract:


METLIFE DEFENSIVE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Defensive Strategy Portfolio seeks to provide a high level of current income with growth of capital a secondary objective.


METLIFE MODERATE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Moderate Strategy Portfolio seeks to provide a high total return in the form of income and growth of capital, with a greater emphasis on income.


METLIFE BALANCED STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Balanced Strategy Portfolio seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.


METLIFE GROWTH STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Growth Strategy Portfolio seeks to provide growth of capital.


METLIFE AGGRESSIVE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Aggressive Strategy Portfolio seeks to provide growth of capital.

MET INVESTORS SERIES TRUST - FRANKLIN TEMPLETON ASSET ALLOCATION PORTFOLIO (CLASS B)


In addition to the Met Investors Series Trust portfolios listed above, the following Class B portfolio managed by Met Investors Advisory, LLC is also available under the contract:


MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The Met/Franklin Templeton Founding Strategy Portfolio seeks capital appreciation and secondarily seeks income.


MET INVESTORS SERIES TRUST - SSGA ETF PORTFOLIOS (CLASS B)


In addition to the Met Investors Series Trust portfolios listed above, the following Class B portfolios managed by Met Investors Advisory, LLC are also available under the contract:


SSGA GROWTH AND INCOME ETF PORTFOLIO+


SUBADVISER: SSgA Funds Management, Inc.


INVESTMENT OBJECTIVE: The SSgA Growth and Income ETF Portfolio seeks growth of capital and income.


SSGA GROWTH ETF PORTFOLIO+


SUBADVISER: SSgA Funds Management, Inc.


INVESTMENT OBJECTIVE: The SSgA Growth ETF Portfolio seeks growth of capital.


+These portfolios are not available for investment prior to May 4, 2009.

APPENDIX C

EDCA EXAMPLES WITH MULTIPLE PURCHASE PAYMENTS

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be the guaranteed minimum interest rate, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent purchase payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.


6-MONTH EDCA


The following example demonstrates how the 6-month EDCA program operates when multiple purchase payments are allocated to the program. The example assumes that a $12,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 5% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:



Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount



At the beginning of the 4th month, a second purchase payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is credited with a 4% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.




                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1            $12,000             $2,000           $10,000          $10,000
    2                                $2,000           $ 8,041          $ 8,041
    3                                $2,000           $ 6,074          $ 6,074
    4*           $ 6,000             $3,000           $ 9,098          $ 3,098         $6,000
    5                                $3,000           $ 6,131          $   111         $6,020
    6                                $3,000           $ 3,151                0         $3,151
    7                                $3,000           $   161                0         $  161
    8                                $  162                 0                0              0

* At the beginning of the 4th month, a $6,000 purchase payment is added to the EDCA Account. This amount ($6,000) is allocated to the 2nd Payment Bucket. As described above, this second purchase payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $3,098 in the 1st Payment Bucket ($6,074 (1st Payment Bucket account value from the 3rd month) + $24 (3rd month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $3,098). The total EDCA Account Value at the beginning of the 4th month is $9,098 ($3,098 in the 1st Payment Bucket + $6,000 in the 2nd Payment Bucket = $9,098).

12-MONTH EDCA


The following example demonstrates how the 12-month EDCA program operates when multiple purchase payments are allocated to the program. The example assumes that a $24,000 purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 5% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA account value are accumulated at the EDCA interest rate using the following formula:



Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x


(1+EDCA Rate)(1/12) - EDCA Transfer Amount



At the beginning of the 6th month, a second purchase payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is credited with a 4% effective annual interest rate. This second purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.




                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1      $24,000                   $2,000           $22,000          $22,000
    2                                $2,000           $20,090          $20,090
    3                                $2,000           $18,171          $18,171
    4                                $2,000           $16,246          $16,246
    5                                $2,000           $14,312          $14,312
    6*     $12,000                   $3,000           $23,370          $11,370         $12,000
    7                                $3,000           $20,456          $ 8,416         $12,039
    8                                $3,000           $17,529          $ 5,451         $12,079
    9                                $3,000           $14,591          $ 2,473         $12,118
   10                                $3,000           $11,641                0         $11,641
   11                                $3,000           $ 8,679                0         $ 8,679
   12                                $3,000           $ 5,707                0         $ 5,707
   13                                $3,000           $ 2,726                0         $ 2,726
   14                                $2,735                 0                0               0

* At the beginning of the 6th month, a $12,000 purchase payment is added to the EDCA Account. This amount ($12,000) is allocated to the 2nd Payment Bucket. As described above, this second purchase payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $11,370 in the 1st Payment Bucket ($14,312 (1st Payment Bucket account value from the 5th month) + $58 (5th month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $11,370). The total EDCA Account Value at the beginning of the 6th month is $23,370 ($11,370 in the 1st Payment Bucket + $12,000 in the 2nd Payment Bucket = $23,370).

APPENDIX D

LIFETIME INCOME SOLUTION PLUS EXAMPLES


The purpose of these examples is to illustrate the operation of the Lifetime Income Solution Plus (LIS Plus). The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALITIES.



(1) WITHDRAWAL ADJUSTMENTS TO ANNUAL INCREASE AMOUNT


    Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of
    ---------------------------------------------------------------------------
      the Annual Increase Amount from the prior contract anniversary
      --------------------------------------------------------------


    Assume the initial purchase payment is $100,000 and the LIS Plus is selected. Assume that during the first contract year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).


    Proportionate adjustment when withdrawal is greater than 5% of the Annual
    -------------------------------------------------------------------------
      Increase Amount from the prior contract anniversary
      ---------------------------------------------------


    Assume the initial purchase payment is $100,000 and the LIS Plus is selected. Assume the account value at the first contract anniversary is $100,000. The Annual Increase Amount at the first contract anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first contract anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the account value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 account value by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 = $94,500). (If
      multiple withdrawals are made during a contract year -

     for example, two $5,000 withdrawals instead of one $10,000 withdrawal - and those withdrawals total more than 5% of the Annual Increase Amount from the prior contract anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that contract year and there will be no dollar-for-dollar withdrawal adjustment for the contract year.) Assuming no other purchase payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount at the second contract anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).

     (Based on the date a contract was issued with the LIS Plus rider, the annual increase rate may be higher than 5%. See "Living Benefits - Guaranteed Income Benefits.")


(2) THE 5% ANNUAL INCREASE AMOUNT


    Example
    -------


    Assume the owner of the contract is a male, age 55 at issue, and he elects the LIS Plus rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each contract anniversary (through the contract anniversary on or following the owner's 90th birthday, subject to the 270% maximum increase limitation on the Annual Increase Amount). At the tenth contract anniversary, when the owner is age 65, the 5% Annual Increase Amount is $162,889

     ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

    Graphic Example: Determining a value upon which future income payments can
    --------------------------------------------------------------------------
      be based
      --------



    Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your account value fluctuates above and below your initial purchase payment depending on the investment performance of the investment options you selected. Your purchase payments accumulate at the annual increase rate of 5%, until the contract anniversary on or immediately after the contract owner's 90th birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges - "the 5% Annual Increase Amount") is the value upon which future income payments can be based.



[GRAPHIC APPEARS HERE]






    Graphic Example: Determining your guaranteed lifetime income stream
    -------------------------------------------------------------------


    Assume that you decide to annuitize your contract and begin taking annuity payments after 20 years. In this example, your 5% Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 5% Annual Increase Amount will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.



[GRAPHIC APPEARS HERE]






(3) THE HIGHEST ANNIVERSARY VALUE ("HAV")


    Example
    -------


  Assume, as in the example in section (2) above, the owner of the contract is a male, age 55 at issue, and he elects the LIS Plus rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the account value on the first contract anniversary is $108,000 due to good market performance. Because the account value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the account value ($108,000). Assume the account value on the second contract anniversary is $102,000 due to poor market performance. Because the account value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.


    Assume this process is repeated on each contract anniversary until the tenth contract anniversary, when the account value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the account value ($155,000). See section (4) below for an example of the exercise of the LIS Plus rider.


    Graphic Example: Determining a value upon which future income payments can
    --------------------------------------------------------------------------
      be based
      --------


    Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each contract anniversary if the account value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the contract anniversary immediately prior to the contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.


[GRAPHIC APPEARS HERE]






  Graphic Example: Determining your guaranteed lifetime income stream
  -------------------------------------------------------------------


    Assume that you decide to annuitize your contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the account value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.


[GRAPHIC APPEARS HERE]






(4) PUTTING IT ALL TOGETHER


    Example
    -------


    Continuing the examples in sections (2) and (3) above, assume the owner chooses to exercise the LIS Plus rider at the tenth contract anniversary and elects a life annuity with 5 years of annuity payments guaranteed. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the income base. The income base of $162,889 is applied to the LIS Plus Annuity Table. This yields annuity payments of $591 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 70, the income base of $162,889 would yield monthly payments of $673; if the owner were age 75, the income base of $162,889 would yield monthly payments of $785.)


    Assume the owner chooses to exercise the LIS Plus rider at the 21st contract anniversary and elects a life annuity with 5 years of annuity payments guaranteed. Assume the account value has declined due to poor market performance. The 5% Annual Increase Amount would be limited to the maximum of 270% of the total purchase payments, which equals $270,000. Because the 5% Annual Increase Amount ($270,000) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($270,000) is used as the income base. The income base of $270,000 is applied to the LIS Plus Annuity Table. This yields annuity payments of $1,345 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 81, the income base of $270,000 would yield monthly payments of $1,607; if the owner were age 86, the income base of $270,000 would yield monthly payments of $1,877.)


    The above example does not take into account the impact of premium and other taxes. As with other pay-out types, the amount you receive as an income payment depends on your age, sex, and the income type you select. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.


    Graphic Example
    ---------------


    Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the contract, you will receive income payments for life and the income bases and the account value will cease to exist. Also, the LIS Plus may only be exercised no later than the contract anniversary on or following the contract owner's 90th birthday, after a 10 year waiting period, and then only within a 30 day period following the contract anniversary.

[GRAPHIC APPEARS HERE]






    With the LIS Plus, the income base is applied to special, conservative
      Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the contract is issued. However, if then-current annuity purchase factors applied to the account value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your contract you will receive whatever amount produces the greatest income payment. Therefore, if your account value would provide greater income than would the amount provided under the LIS Plus, you will have paid for the LIS Plus although it was never used.


[GRAPHIC APPEARS HERE]







(5) THE GUARANTEED PRINCIPAL OPTION


    Assume your initial purchase payment is $100,000 and no withdrawals are taken. Assume that the account value at the 10th contract anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.


    The effects of exercising the Guaranteed Principal Option are:


    1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the account value 30 days after the 10th contract anniversary bringing the account value back up to $100,000.


    2) The LIS Plus rider and rider fee terminates as of the date that the adjustment is made to the account value; the variable annuity contract continues.


    3) The LIS Plus allocation and transfer restrictions terminate as of the date that the adjustment is made to the account value.



[GRAPHIC APPEARS HERE]






    *Withdrawals reduce the original purchase payment (I.E. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.


(6) THE OPTIONAL STEP UP: AUTOMATIC ANNUAL STEP-UP


Assume your initial investment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your account value at the first contract anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic

Annual Step-Up feature prior to the first contract anniversary. Because your account value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


   (1) The 5% Annual Increase Amount automatically resets from $105,000 to $110,000;


   (2) The 10-year waiting period to annuitize the contract under the LIS Plus is reset to 10 years from the first contract anniversary;


   (3) The LIS Plus rider charge may be reset to the fee we charge new contract owners for the same LIS Plus rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your account value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your account value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


   (1) The 5% Annual Increase Amount automatically resets from $115,500 to $120,000;


   (2) The 10-year waiting period to annuitize the contract under the LIS Plus is reset to 10 years from the second contract anniversary;


   (3) The LIS Plus rider charge may be reset to the fee we charge new contract owners for the same LIS Plus rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


Assume your account value increases by $10,000 at each contract anniversary in years three through seven. At each contract anniversary, your account value would exceed the 5% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


The effect of each Optional Step-Up is:


   (1) The 5% Annual Increase Amount automatically resets to the higher account value;


   (2) The 10-year waiting period to annuitize the contract under the LIS Plus is reset to 10 years from the date of the Optional Step-Up;


   (3) The LIS Plus rider charge may be reset to the fee we charge new contract owners for the same LIS Plus rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.


The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your account value at the eighth contract anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your account value is lower than your 5% Annual Increase Amount. However, because the Optional Step-Up has locked in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the contract anniversary on or after your 90th birthday, subject to the 270% maximum increase limitation on the Annual Increase Amount. Also, please note:


   (1) The 10-year waiting period to annuitize the contract under the LIS Plus remains at the 17th contract anniversary (10 years from the date of the last Optional Step-Up);


   (2) The LIS Plus rider charge remains at its current level; and

   (3) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


[GRAPHIC APPEARS HERE]

APPENDIX E

LIFETIME WITHDRAWAL GUARANTEE EXAMPLES


The purpose of these examples is to illustrate the operation of the Lifetime Withdrawal Guarantee. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. The Lifetime Withdrawal Guarantee does not establish or guarantee an account value or minimum return for any investment portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.



A.   Lifetime Withdrawal Guarantee


     1.   When Withdrawals Do Not Exceed the Annual Benefit Payment


Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).


Assume that $5,000 is withdrawn each year. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the account value are reduced to zero.

[GRAPHIC APPEARS HERE]





     2.   When Withdrawals Do Exceed the Annual Benefit Payment


Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).


Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the account value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $75,000 - $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting account value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the account value after the withdrawal ($65,000). The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.

B.   5% Compounding Income Amount


Assume that a contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%).


The Total Guaranteed Withdrawal Amount will increase by 5% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th contract anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.


If the first withdrawal is taken in the first contract year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).


If the first withdrawal is taken in the second contract year, then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 x 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 x 5%).


If the first withdrawal is taken in the third contract year, then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 x 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 x 5%).


If the first withdrawal is taken after the 10th contract year, then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 x 5%).

[GRAPHIC APPEARS HERE]





C.   Automatic Annual Step-Ups and 5% Compounding Income Amount (No
Withdrawals)


Assume that a contract had an initial purchase payment of $100,000. Assume that no withdrawals are taken.


At the first contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the account value has increased to $110,000 at the first contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

At the second contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the account value has increased to $120,000 at the second contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).


Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second contract anniversary through the ninth contract anniversary, and at that point would be equal to $168,852. Assume that during these contract years the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the account value at the ninth contract anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 x 5%).


At the 10th contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the account value is less than $189,000. There is no Automatic Annual Step-Up since the account value is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 x 5%).

[GRAPHIC APPEARS HERE]

APPENDIX F

DEATH BENEFIT EXAMPLES


The investment results shown in the examples below are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract owner and the investment experience of the investment portfolios chosen. THE EXAMPLES BELOW DO NOT REFLECT THE DEDUCTION OF FEES AND EXPENSES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. All amounts are rounded to the nearest dollar.




PRINCIPAL PROTECTION DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Principal Protection death benefit proportionately by the percentage reduction in account value attributable to each partial withdrawal.




                                                         DATE                          AMOUNT
                                            ------------------------------   -------------------------
   A    Initial Purchase Payment                      10/1/2009              $100,000
   B    Account Value                                 10/1/2010              $104,000
                                            (First Contract Anniversary)
   C    Death Benefit                              As of 10/1/2010           $104,000
                                                                             (= greater of A and B)
   D    Account Value                                 10/1/2011              $ 90,000
                                            (Second Contract Anniversary)
   E    Death Benefit                                 10/1/2011              $100,000
                                                                             (= greater of A and D)
   F    Withdrawal                                    10/2/2011              $  9,000
   G    Percentage Reduction in Account               10/2/2011                        10%
        Value                                                                (= F/D)
   H    Account Value after Withdrawal                10/2/2011              $ 81,000
                                                                             (= D-F)
   I    Purchase Payments reduced for              As of 10/2/2011           $ 90,000
        Withdrawal                                                           (= A-(A x G))
   J    Death Benefit                                 10/2/2011              $ 90,000
                                                                             (= greater of H and I)

Notes to Example
----------------


Purchaser is age 60 at issue.


The account values on 10/1/11 and 10/2/11 are assumed to be equal prior to the withdrawal.

ANNUAL STEP-UP DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Annual Step-Up death benefit proportionately by the percentage reduction in account value attributable to each partial withdrawal.




                                                               DATE                          AMOUNT
                                                  ------------------------------   -------------------------
   A    Initial Purchase Payment                            10/1/2009              $100,000
   B    Account Value                                       10/1/2010              $104,000
                                                  (First Contract Anniversary)
   C    Death Benefit (Highest Anniversary               As of 10/1/2010           $104,000
        Value)                                                                     (= greater of A and B)
   D    Account Value                                       10/1/2011              $ 90,000
                                                  (Second Contract Anniversary)
   E    Death Benefit (Highest Contract Year                10/1/2011              $104,000
        Anniversary)                                                               (= greater of B and D)
   F    Withdrawal                                          10/2/2011              $  9,000
   G    Percentage Reduction in Account                     10/2/2011                        10%
        Value                                                                      (= F/D)
   H    Account Value after Withdrawal                      10/2/2011              $ 81,000
                                                                                   (= D-F)
   I    Highest Anniversary Value reduced for            As of 10/2/2011           $ 93,600
        Withdrawal                                                                 (= E-(E x G))
   J    Death Benefit                                       10/2/2011              $ 93,600
                                                                                   (= greater of H and I)

Notes to Example
----------------


Purchaser is age 60 at issue.


The account values on 10/1/11 and 10/2/11 are assumed to be equal prior to the withdrawal.

                      STATEMENT OF ADDITIONAL INFORMATION


                 INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

                                   ISSUED BY


              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE


                                      AND


                   FIRST METLIFE INVESTORS INSURANCE COMPANY


                         CLASS VA, CLASS AA AND CLASS B


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2009, FOR THE INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT THAT IS DESCRIBED HEREIN.



THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS WRITE US AT: P.O. BOX 10366, DES MOINES, IOWA 50306-0366, OR CALL (800) 343-8496.



THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2009.


SAI-0509NYVAAAB

TABLE OF CONTENTS                                                         PAGE



COMPANY.................................     2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM....................................     2
ADDITIONAL INFORMATION..................     3
CUSTODIAN...............................     3
DISTRIBUTION............................     3
     Reduction or Elimination of the         5
  Withdrawal Charge  .
CALCULATION OF PERFORMANCE INFORMATION       5
  .
     Total Return.......................     5
     Historical Unit Values.............     6
     Reporting Agencies.................     6
ANNUITY PROVISIONS......................     6
     Variable Annuity...................     6
     Fixed Annuity......................     8
     Mortality and Expense Guarantee....     8
     Legal or Regulatory Restrictions        8
  on Transactions  .
TAX STATUS OF THE CONTRACTS.............     8
CONDENSED FINANCIAL INFORMATION.........    10
     Class VA...........................    10
     Class AA...........................    18
     Class B............................    36
FINANCIAL STATEMENTS....................    45

COMPANY

First MetLife Investors Insurance Company (First MetLife Investors or the Company) is a stock life insurance company that was organized under the laws of the State of New York on December 31, 1992, as First Xerox Life Insurance Company. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased First Xerox Life Insurance Company, which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent of General American Life Insurance Company. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.



On December 31, 2002, MetLife entered into a net worth maintenance agreement with the Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2008, the capital and surplus of the Company was in excess of these minimum capital and surplus levels. MetLife and the Company entered into the agreement in part to enhance and maintain the financial strength of the Company as set forth in the agreement. Creditors of the Company (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of the Company with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to the Company. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Standard & Poor's Corp. without giving weight to the support of the agreement, that is the same as or better than its rating of such rating agency with such support.



First MetLife Investors is presently licensed to do business only in the State of New York.


We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.




INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of each of the Sub-Accounts of First MetLife Investors Variable Annuity Account One included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


The financial statements of First MetLife Investors Insurance Company (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida, 33602-5827.


The consolidated financial statements of General American Life Insurance Company and subsidiaries (the "Guarantor") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Guarantor changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Tampa, Florida 33602-5827.




The consolidated financial statements, and the related financial statement schedules, incorporated in this Statement of Additional Information by reference from the MetLife, Inc. and subsidiaries' ("MetLife") Annual Report on Form 10-K, and the effectiveness of MetLife's internal control over financial reporting for the year ended December 31, 2008, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports (which
(1) express an unqualified opinion on the consolidated financial statements and financial statement schedules and include an explanatory paragraph regarding changes in MetLife's method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007, and (2) express an unqualified opinion on MetLife's effectiveness of internal control over financial reporting), which are incorporated herein by reference. Such consolidated financial statements and financial statement schedules have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.






ADDITIONAL INFORMATION

As noted above in the "The Company" section of this Statement of Additional Information, MetLife has entered into a net worth maintenance agreement with the Company. As permitted by SEC rules, we are incorporating by reference into this Statement of Additional Information the following documents which have been filed with the SEC, which means that these documents are legally a part of this Statement of Additional Information:


The consolidated financial statements and financial schedules from MetLife and subsidiaries' Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 2, 2009 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov.








You should only consider MetLife's financial statements (including notes and financial statement schedules thereto) and other financial information that we have incorporated by reference as noted above as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement.





CUSTODIAN

First MetLife Investors Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.




DISTRIBUTION



Information about the distribution of the contracts is contained in the prospectus. (See "Other Information.") Additional information is provided below.


The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.


MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. In December 2004, MetLife Investors Distribution Company, which was then a Delaware corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA"). Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Distributor (including its predecessor) received sales compensation with respect to all contracts issued from the Separate Account in the following amounts during the periods indicated:





                                           Aggregate Amount of
                                           Commissions Retained
                  Aggregate Amount of      by Distributor After
                  Commissions Paid to      Payments to Selling
Fiscal year           Distributor                 Firms
-------------    ---------------------    ---------------------
2006             $28,562,677              $0
2007             $32,189,140              $0
2008             $27,400,397              $0


Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.



As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2008 ranged from $36,007 to $3,967,156. The amount of commissions paid to selected selling firms during 2008 ranged from $631,496 to $30,520,896. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2008 ranged from $667,503 to $34,015,296. For purposes of calculating such amounts, the amount of compensation received by a selling firm may include additional compensation received by the firm for the sale of insurance products issued by our affiliates within the MetLife Investors group of companies (MetLife Investors Insurance Company and MetLife Investors USA Insurance Company).


The following list sets forth the names of selling firms that received additional compensation in 2008 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts). The selling firms are listed in alphabetical order.


A.G. Edwards & Sons, Inc.
Commonwealth
Edward Jones
J.J.B. Hilliard, W.L. Lyons, Inc.
Linsco Private Ledger Corp.
RBC Wealth Management
Stifer, Nicolaus & Co., Incorporated
UBS Financial Services, Inc.
Wachovia Securities, LLC


As described in "Investment Options" in the prospectus, certain investment portfolios offered in the contracts compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. These payments are based on a percentage of assets allocated to the portfolio. Pursuant to agreements with A.G. Edwards & Sons, Inc. ("A.G. Edwards"), we pay to them a percentage amount equal to all or a portion of these payments, and we pay similar percentage fees on assets allocated to certain portfolios of affiliated investment portfolios. As a result of these arrangements, A.G. Edwards may have an incentive to recommend to its customers the purchase of the contract for which we pay amounts with respect to the investment portfolios. The fees may vary from investment portfolio to portfolio and they may be significant. It is conceivable that A.G. Edwards may have an incentive to recommend to customers, in connection with the A.G. Edwards asset allocation program, that they allocate purchase payments and account value to the investment portfolios that result in payment of amounts or payment of higher amounts. During 2008, the percentage fees ranged from 0.05% to 0.25%. For more information about the nature and extent of these fees, you should ask your A.G. Edwards registered representative.



There are other broker dealers who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE


The amount of the withdrawal charge on the contracts may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the withdrawal charge will be determined by the Company after examination of all the relevant factors such as:


1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.

2. The total amount of purchase payments to be received will be considered. Per contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company will be considered. Per contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the contract with fewer sales contacts.

4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the withdrawal charge.


The withdrawal charge may be eliminated when the contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person. In lieu of a withdrawal charge waiver, we may provide an account value credit.




CALCULATION OF PERFORMANCE INFORMATION


TOTAL RETURN


From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.


Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the separate account product charges (including death benefit rider charges), the expenses for the underlying investment portfolio being advertised, and any applicable account fee, withdrawal charge and/or GMIB, GWB, or GMAB rider charge. For purposes of calculating performance information, the GWB rider charge is currently reflected as a percentage of account value. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.


The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable account fee and any applicable sales charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:


  P (1 + T)n = ERV


Where:


  P = a hypothetical initial payment of $1,000


  T = average annual total return


  n = number of years


  ERV =  ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods used.


The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any applicable withdrawal charge, GMIB, GWB, or GMAB rider charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.


Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what the total return may be in any future period.



HISTORICAL UNIT VALUES


The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.


In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.



REPORTING AGENCIES


The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.


The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of thousands of investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.


The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.


Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.




ANNUITY PROVISIONS


VARIABLE ANNUITY


A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount in proportion to the amount that the net investment factor exceeds the assumed investment return selected.



The Adjusted Contract Value (the account value, less any applicable premium taxes, account fee, and any prorated rider charge) will be applied to the applicable Annuity Table to determine the first annuity payment. The Adjusted Contract Value is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The dollar amount of the first variable annuity payment is determined as follows:
The first variable annuity payment will be based upon the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate variable annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and annuity option elected. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.



The dollar amount of variable annuity payments after the first payment is determined as follows:


1. the dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each monthly payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, unless you transfer values from the investment portfolio to another investment portfolio;

2. the fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.

The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.


ANNUITY UNIT - The initial annuity unit value for each investment portfolio of the Separate Account was set by us.


The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR you elected.


(1) the dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each monthly payment. The number of annuity units remains fixed during the annuity payment period.


(2) the fixed number of annuity units is multiplied by the annuity unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.


NET INVESTMENT FACTOR - The net investment factor for each investment portfolio is determined by dividing A by B and multiplying by (1-C) where:


A is (i) the net asset value per share of the portfolio at the end of the current business day; plus

      (ii) any dividend or capital gains per share declared on behalf of such portfolio that has an ex-dividend date as of the current business day.

B is the net asset value per share of the portfolio for the immediately preceding business day.

C is (i) the separate account product charges and for each day since the last business day. The daily charge is equal to the annual separate account product charges divided by 365; plus

      (ii) a charge factor, if any, for any taxes or any tax reserve we have established as a result of the operation of the Separate Account.

Transfers During the Annuity Phase:


o   You may not make a transfer from the fixed account to the Separate Account;


o Transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units; and

o You may make a transfer from the variable annuity option to the fixed annuity option. The amount transferred from a subaccount of the Separate Account will be equal to the product of "(a)" multiplied by "(b)" multiplied by "(c)", where (a) is the number of annuity units representing your interest in the subaccount per annuity payment; (b) is the annuity unit value for the subaccount; and (c) is the present value of $1.00 per payment period for the remaining annuity benefit period based on the attained age of the annuitant at the time of transfer, calculated using the same actuarial basis as the variable annuity rates applied on the annuity date for the annuity option elected. Amounts transferred to the fixed annuity option will be applied under the annuity option elected at the attained age of the annuitant at the time of the transfer using the fixed annuity option table. If at the time of transfer, the then current fixed annuity option rates applicable to this class of contracts provide a greater payment, the greater payment will be made. All amounts and annuity unit values will be determined as of the end of the business day on which the Company receives a notice.

FIXED ANNUITY



A fixed annuity is a series of payments made during the annuity phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract Value on the day immediately preceding the annuity date will be used to determine the fixed annuity monthly payment. The monthly annuity payment will be based upon the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.



MORTALITY AND EXPENSE GUARANTEE


The Company guarantees that the dollar amount of each annuity payment after the first annuity payment will not be affected by variations in mortality or expense experience.



LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS


If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making annuity payments until instructions are received from the appropriate regulator.




TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.


DIVERSIFICATION. In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. However, the tax law concerning these rules is subject to change and to different interpretations. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contracts. Consult your tax adviser prior to purchase.


If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the underlying fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.


REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract (or on the death of, or change in, any primary annuitant where the contract is owned by a non-natural person). Specifically, Section 72(s) requires that: (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.


The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.


Other rules may apply to Qualified Contracts.


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS. Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.


Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your tax adviser as to how these rules affect your contract.


MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the contract owner and/or annuitant of a Qualified Contract, the funds remaining in the contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.



Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first required minimum distribution payment by April 1, 2009. In contrast, if your first required minimum distribution would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 required minimum distribution is due by December 31, 2010. For after-death required minimum distributions, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This required minimum distribution waiver does not apply if you are receiving annuitized payments under your contract. The required minimum distribution rules are complex, so consult with your tax adviser before waiving your 2009 required minimum distribution payment.

CONDENSED FINANCIAL INFORMATION


The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2008. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. The charts present accumulation unit values based upon which riders you select. The charts are in addition to the charts in the prospectus.



CLASS VA





                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 MET INVESTORS SERIES TRUST
 AMERICAN FUNDS BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008       10.008465          7.011667             0.0000
=============                            ==== ==========       =========         =========        ===========
 AMERICAN FUNDS BOND SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008       10.038464          8.952370             0.0000
=============                            ==== ==========       =========         =========        ===========
 AMERICAN FUNDS GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008        9.998466          6.359814             0.0000
=============                            ==== ==========       =========         =========        ===========
 AMERICAN FUNDS GROWTH SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008        9.988466          5.759683             0.0000
=============                            ==== ==========       =========         =========        ===========
 AMERICAN FUNDS INTERNATIONAL SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008       10.088462          6.054941             0.0000
=============                            ==== ==========       =========         =========        ===========
 AMERICAN FUNDS MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
   04/28/2008                             to  12/31/2008       10.018465          7.685380             0.0000
=============                            ==== ==========       =========         =========        ===========
 BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008       16.813285         12.577648             0.0000
=============                            ==== ==========       =========         =========        ===========
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        9.998849         12.833645             0.0000
   01/01/2005                             to  12/31/2005       12.833645         14.337160        14,000.9392
   01/01/2006                             to  12/31/2006       14.337160         19.451786        10,105.1697
   01/01/2007                             to  12/31/2007       19.451786         16.301648         9,177.2604
   01/01/2008                             to  12/31/2008       16.301648          9.375546         7,235.5819
=============                            ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.998849         11.971801           298.4523
  01/01/2005    to  12/31/2005       11.971801         13.285850           354.6628
  01/01/2006    to  12/31/2006       13.285850         15.157506           354.6628
  01/01/2007    to  12/31/2007       15.157506         15.408438           333.2809
  01/01/2008    to  12/31/2008       15.408438          9.712362           289.3136
============   ==== ==========       =========         =========        ===========
 HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        8.635255          8.832552           193.7673
  01/01/2003    to  12/31/2003        8.832552         11.755482         2,039.3445
  01/01/2004    to  12/31/2004       11.755482         13.970748         3,724.2255
  01/01/2005    to  12/31/2005       13.970748         15.738453         3,473.4598
  01/01/2006    to  12/31/2006       15.738453         19.997636         3,412.3007
  01/01/2007    to  12/31/2007       19.997636         19.497553         3,044.3701
  01/01/2008    to  12/31/2008       19.497553         11.365303         3,119.0694
============   ==== ==========       =========         =========        ===========
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        9.483862          9.665975            10.0000
  01/01/2003    to  12/31/2003        9.665975         12.026501         1,373.7314
  01/01/2004    to  12/31/2004       12.026501         13.566810           750.0953
  01/01/2005    to  12/31/2005       13.566810         14.456870           725.3353
  01/01/2006    to  12/31/2006       14.456870         16.348558           717.7279
  01/01/2007    to  12/31/2007       16.348558         15.683126           704.3003
  01/01/2008    to  12/31/2008       15.683126          9.541425           780.3380
============   ==== ==========       =========         =========        ===========
 LEGG MASON PARTNERS AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        5.427334          5.200438           652.1177
  01/01/2003    to  12/31/2003        5.200438          6.712800         3,799.9444
  01/01/2004    to  12/31/2004        6.712800          7.177933        65,870.8065
  01/01/2005    to  12/31/2005        7.177933          8.039394        50,898.1842
  01/01/2006    to  12/31/2006        8.039394          7.790114        41,352.0629
  01/01/2007    to  12/31/2007        7.790114          7.855354        38,148.4793
  01/01/2008    to  12/31/2008        7.855354          4.720908        26,588.4443
============   ==== ==========       =========         =========        ===========
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
  11/07/2005    to  12/31/2005       10.247260         10.625522             0.0000
  01/01/2006    to  12/31/2006       10.625522         11.167932        29,601.5217
  01/01/2007    to  12/31/2007       11.167932         10.361388        19,699.5312
  01/01/2008    to  12/31/2008       10.361388          4.636803        15,046.2167
============   ==== ==========       =========         =========        ===========
 LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006        9.988849         10.339483             0.0000
  01/01/2007    to  12/31/2007       10.339483         13.034716             0.0000
  01/01/2008    to  12/31/2008       13.034716          7.806924             0.0000
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       13.064969         13.705136         5,661.9526
  01/01/2003    to  12/31/2003       13.705136         16.103871        20,561.1636
  01/01/2004    to  12/31/2004       16.103871         17.176230        18,511.1512
  01/01/2005    to  12/31/2005       17.176230         17.191034        28,047.0600
  01/01/2006    to  12/31/2006       17.191034         18.503458        23,869.5039
  01/01/2007    to  12/31/2007       18.503458         19.439891        19,586.3541
  01/01/2008    to  12/31/2008       19.439891         15.602834        13,621.1394
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       33.126810         33.421284         4,234.4157
  01/01/2003    to  12/31/2003       33.421284         43.085314         8,105.9118
  01/01/2004    to  12/31/2004       43.085314         47.857828        10,963.9496
  01/01/2005    to  12/31/2005       47.857828         48.795052         5,284.7123
  01/01/2006    to  12/31/2006       48.795052         56.676303         4,392.7837
  01/01/2007    to  12/31/2007       56.676303         57.963907         4,240.7870
  01/01/2008    to  12/31/2008       57.963907         36.390485         4,040.8398
============   ==== ==========       =========         =========        ===========
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008       25.410560         16.742026         8,775.2885
============   ==== ==========       =========         =========        ===========
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        8.463565          8.472945           659.4062
  01/01/2003    to  12/31/2003        8.472945         11.602508         1,910.0040
  01/01/2004    to  12/31/2004       11.602508         12.176705         2,454.6826
  01/01/2005    to  12/31/2005       12.176705         13.000440        16,975.7359
  01/01/2006    to  12/31/2006       13.000440         14.638413        14,013.1168
  01/01/2007    to  12/31/2007       14.638413         16.031837        16,051.2782
  01/01/2008    to  12/31/2008       16.031837          9.685902        12,721.1522
============   ==== ==========       =========         =========        ===========
 MET/FRANKLIN MUTUAL SHARES SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998466          6.600141             0.0000
============   ==== ==========       =========         =========        ===========
 MET/FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998466          7.033638             0.0000
============   ==== ==========       =========         =========        ===========
 MET/PUTNAM RESEARCH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        6.334875          6.298411           186.8630
  01/01/2003    to  12/31/2003        6.298411          7.722500           176.2071
  01/01/2004    to  11/19/2004        7.722500          7.933271           181.9115
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006        9.988849         10.478532             0.0000
  01/01/2007    to  12/31/2007       10.478532         14.115716             0.0000
  01/01/2008    to  12/31/2008       14.115716          6.189533         6,225.3675
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.219350          7.289280         1,896.2515
  01/01/2003    to  12/31/2003        7.289280          9.491245         3,868.1930
  01/01/2004    to  12/31/2004        9.491245         11.189560         9,254.3834
  01/01/2005    to  12/31/2005       11.189560         12.850864         7,396.7334
  01/01/2006    to  12/31/2006       12.850864         16.047013         4,180.7119
  01/01/2007    to  12/31/2007       16.047013         17.934775         2,820.0135
  01/01/2008    to  12/31/2008       17.934775         10.197634         2,902.7384
============   ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        6.386502          6.283863         2,872.2497
  01/01/2003    to  12/31/2003        6.283863          7.964318        11,706.3753
  01/01/2004    to  12/31/2004        7.964318          8.356218        11,743.6700
  01/01/2005    to  12/31/2005        8.356218          8.628835         4,589.0843
  01/01/2006    to  12/31/2006        8.628835          9.157247         4,954.7569
  01/01/2007    to  12/31/2007        9.157247         10.319460         4,559.6935
  01/01/2008    to  12/31/2008       10.319460          5.500886         5,099.0168
============   ==== ==========       =========         =========       ============
 PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       10.000000         10.435925             0.0000
  01/01/2004    to  12/31/2004       10.435925         11.217736           556.5779
  01/01/2005    to  12/31/2005       11.217736         11.215657           689.2223
  01/01/2006    to  12/31/2006       11.215657         11.102944           689.2223
  01/01/2007    to  12/31/2007       11.102944         12.129906           647.6697
  01/01/2008    to  12/31/2008       12.129906         11.136801           562.2281
============   ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       11.140421         11.355362        51,024.5764
  01/01/2003    to  12/31/2003       11.355362         11.679662       103,151.6902
  01/01/2004    to  12/31/2004       11.679662         12.090485       108,382.5282
  01/01/2005    to  12/31/2005       12.090485         12.190831        96,239.4683
  01/01/2006    to  12/31/2006       12.190831         12.564918        84,956.6688
  01/01/2007    to  12/31/2007       12.564918         13.326509        68,438.8917
  01/01/2008    to  12/31/2008       13.326509         13.194597        40,867.8768
============   ==== ==========       =========         =========       ============
 RAINIER LARGE CAP EQUITY SUB-ACCOUNT (CLASS B)
  11/12/2007    to  12/31/2007        9.565560          9.983869             0.0000
  01/01/2008    to  12/31/2008        9.983869          5.728987             0.0000
============   ==== ==========       =========         =========       ============

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 RCM TECHNOLOGY SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        2.908840          2.960358            12.1589
  01/01/2003    to  12/31/2003        2.960358          4.599830         1,812.0154
  01/01/2004    to  12/31/2004        4.599830          4.340121         2,265.6593
  01/01/2005    to  12/31/2005        4.340121          4.751414         2,719.2210
  01/01/2006    to  12/31/2006        4.751414          4.936039         2,509.6438
  01/01/2007    to  12/31/2007        4.936039          6.401365         2,636.4598
  01/01/2008    to  12/31/2008        6.401365          3.506238         2,233.5153
============   ==== ==========       =========         =========        ===========
 SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
  11/10/2008    to  12/31/2008        8.405270          8.571201             0.0000
============   ==== ==========       =========         =========        ===========
 SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
  11/10/2008    to  12/31/2008        7.782527          7.858087         6,447.1188
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        4.587918          4.545270         1,303.5603
  01/01/2003    to  12/31/2003        4.545270          6.124338        38,932.7802
  01/01/2004    to  12/31/2004        6.124338          7.115346        41,832.8542
  01/01/2005    to  12/31/2005        7.115346          8.043025        37,015.6615
  01/01/2006    to  12/31/2006        8.043025          8.420410        28,999.0937
  01/01/2007    to  12/31/2007        8.420410          9.767155        28,195.5471
  01/01/2008    to  12/31/2008        9.767155          5.802712        18,348.4507
============   ==== ==========       =========         =========        ===========
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.715812          8.232502           298.5017
  01/01/2003    to  12/31/2003        8.232502         11.480838         4,026.4423
  01/01/2004    to  12/31/2004       11.480838         14.321488         4,856.2263
  01/01/2005    to  12/31/2005       14.321488         16.308935         4,334.0489
  01/01/2006    to  12/31/2006       16.308935         18.194563         4,797.1456
  01/01/2007    to  12/31/2007       18.194563         17.398251         4,705.6293
  01/01/2008    to  12/31/2008       17.398251         12.039391        11,307.6592
============   ==== ==========       =========         =========        ===========
 TURNER MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.998849         11.115049           875.3682
  01/01/2005    to  12/31/2005       11.115049         12.205834           951.2599
  01/01/2006    to  12/31/2006       12.205834         12.767461           905.9215
  01/01/2007    to  12/31/2007       12.767461         15.629122           923.7444
  01/01/2008    to  12/31/2008       15.629122          7.967778           810.0548
============   ==== ==========       =========         =========        ===========
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.998849         10.475896         2,416.1290
  01/01/2006    to  12/31/2006       10.475896         11.989012         2,580.3993
  01/01/2007    to  12/31/2007       11.989012         11.526833         1,073.0525
  01/01/2008    to  12/31/2008       11.526833          7.284283         1,109.0177
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.962131         10.067108         1,506.1577
  01/01/2006    to  12/31/2006       10.067108         10.379339         1,528.5288
  01/01/2007    to  12/31/2007       10.379339         10.726990         1,615.8009
  01/01/2008    to  12/31/2008       10.726990         10.852384        34,587.3751
============   ==== ==========       =========         =========        ===========
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - MONEY MARKET SUB-ACCOUNT (CLASS B))
  10/30/2002    to  12/31/2002       10.131401         10.122875           876.9102
  01/01/2003    to  12/31/2003       10.122875         10.025490         9,585.7913
  01/01/2004    to  12/31/2004       10.025490          9.949131         1,143.9346
  01/01/2005    to  04/30/2005        9.949131          9.962144             0.0000
============   ==== ==========       =========         =========        ===========
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  10/30/2002    to  12/31/2002        8.295268          8.357717         1,879.7995
  01/01/2003    to  12/31/2003        8.357717         10.774657        51,132.3303
  01/01/2004    to  12/31/2004       10.774657         11.914458        62,017.0154
  01/01/2005    to  12/31/2005       11.914458         12.940186        55,913.7510
  01/01/2006    to  12/31/2006       12.940186         14.599039        44,108.4589
  01/01/2007    to  12/31/2007       14.599039         15.032974        41,915.2048
  01/01/2008    to  12/31/2008       15.032974          8.974351        28,401.1058
============   ==== ==========       =========         =========        ===========
 HARRIS OAKMARK FOCUSED VALUE SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       10.335789         10.713489         1,103.1435
  01/01/2003    to  12/31/2003       10.713489         13.979999         9,191.0874
  01/01/2004    to  12/31/2004       13.979999         15.115774         9,724.9868
  01/01/2005    to  12/31/2005       15.115774         16.353241         4,751.6475
  01/01/2006    to  12/31/2006       16.353241         18.089623         4,857.8146
  01/01/2007    to  12/31/2007       18.089623         16.574803         4,820.1811
  01/01/2008    to  12/31/2008       16.574803          8.803766         5,045.3033
============   ==== ==========       =========         =========        ===========
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.954124          7.628086           986.1596
  01/01/2003    to  12/31/2003        7.628086          9.755498         4,019.9572
  01/01/2004    to  12/31/2004        9.755498         10.479270             0.0000
  01/01/2005    to  12/31/2005       10.479270         11.732904         3,331.0108
  01/01/2006    to  12/31/2006       11.732904         11.862235         5,886.8681
  01/01/2007    to  12/31/2007       11.862235         13.028539         3,995.2464
  01/01/2008    to  12/31/2008       13.028539          8.151742         3,256.8272
============   ==== ==========       =========         =========        ===========
 MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)
  11/10/2008    to  12/31/2008       10.065756         10.135898             0.0000
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        8.392961          8.289818         1,031.9781
  01/01/2003    to  12/31/2003        8.289818         10.453078         1,196.2503
  01/01/2004    to  12/31/2004       10.453078         11.366871         1,203.8796
  01/01/2005    to  12/31/2005       11.366871         11.701349         1,030.7293
  01/01/2006    to  12/31/2006       11.701349         13.294095         1,029.1218
  01/01/2007    to  12/31/2007       13.294095         13.763155         1,027.6793
  01/01/2008    to  12/31/2008       13.763155          8.516314         1,258.7903
============   ==== ==========       =========         =========        ===========
 WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       15.802857         15.786672             0.0000
  01/01/2006    to  12/31/2006       15.786672         16.177236             0.0000
  01/01/2007    to  12/31/2007       16.177236         16.594510             0.0000
  01/01/2008    to  12/31/2008       16.594510         16.276104             0.0000
============   ==== ==========       =========         =========        ===========
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.302502         10.691554             0.0000
  01/01/2005    to  12/31/2005       10.691554         11.637720             0.0000
  01/01/2006    to  12/31/2006       11.637720         13.042619             0.0000
  01/01/2007    to  12/31/2007       13.042619         13.231586             0.0000
  01/01/2008    to  12/31/2008       13.231586          7.722094         3,780.5518
============   ==== ==========       =========         =========        ===========
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.102642         10.395455             0.0000
  01/01/2005    to  12/31/2005       10.395455         10.981407             0.0000
  01/01/2006    to  12/31/2006       10.981407         12.126242             0.0000
  01/01/2007    to  12/31/2007       12.126242         12.540561             0.0000
  01/01/2008    to  12/31/2008       12.540561          8.416529             0.0000
============   ==== ==========       =========         =========        ===========
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004        9.942753         10.111501             0.0000
  01/01/2005    to  12/31/2005       10.111501         10.418004             0.0000
  01/01/2006    to  12/31/2006       10.418004         11.159705             0.0000
  01/01/2007    to  12/31/2007       11.159705         11.655090             0.0000
  01/01/2008    to  12/31/2008       11.655090          9.119270             0.0000
============   ==== ==========       =========         =========        ===========
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.242545         10.606431             0.0000
  01/01/2005    to  12/31/2005       10.606431         11.413760             0.0000
  01/01/2006    to  12/31/2006       11.413760         12.785659             0.0000
  01/01/2007    to  12/31/2007       12.785659         13.199806             0.0000
  01/01/2008    to  12/31/2008       13.199806          8.086995        31,923.5984
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
  11/22/2004    to  12/31/2004       10.012704         10.231750     0.0000
  01/01/2005    to  12/31/2005       10.231750         10.676378     0.0000
  01/01/2006    to  12/31/2006       10.676378         11.605616     0.0000
  01/01/2007    to  12/31/2007       11.605616         12.153713     0.0000
  01/01/2008    to  12/31/2008       12.153713          8.817939     0.0000
============   ==== ==========       =========         =========     ======

The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2008. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. The charts present accumulation unit values based upon which riders you select. The charts are in addition to the charts in the prospectus.



CLASS AA





                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 AIM VARIABLE INSURANCE FUNDS
 AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT (SERIES I)
  10/30/2002    to  12/31/2002        4.903964          4.988754         4,647.6850
  01/01/2003    to  12/31/2003        4.988754          6.349153         5,404.2787
  01/01/2004    to  12/31/2004        6.349153          7.763568         5,176.5412
  01/01/2005    to  12/31/2005        7.763568          9.028527         1,456.9869
  01/01/2006    to  12/31/2006        9.028527         11.417135           772.4923
  01/01/2007    to  12/31/2007       11.417135         12.910817         4,555.1889
  01/01/2008    to  12/31/2008       12.910817          7.592174             0.0000
============   ==== ==========       =========         =========         ==========
 AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT (SERIES II)
  10/30/2002    to  12/31/2002        4.898472          4.979427            16.4044
  01/01/2003    to  12/31/2003        4.979427          6.314488             0.0000
  01/01/2004    to  12/31/2004        6.314488          7.702444             0.0000
  01/01/2005    to  12/31/2005        7.702444         14.236421           359.8515
  01/01/2006    to  12/31/2006       14.236421         17.953306           343.7919
  01/01/2007    to  12/31/2007       17.953306         20.253814         9,362.2338
  01/01/2008    to  12/31/2008       20.253814         11.877065           166.1437
============   ==== ==========       =========         =========         ==========
 FIDELITY (Reg. TM) VARIABLE INSURANCE PRODUCTS
 VIP EQUITY-INCOME SUB-ACCOUNT (SERVICE CLASS 2)
  10/30/2002    to  12/31/2002        8.997392          9.102437             8.4640
  01/01/2003    to  12/31/2003        9.102437         11.671358             0.0000
  01/01/2004    to  12/31/2004       11.671358         12.801496         2,929.5018
  01/01/2005    to  12/31/2005       12.801496         13.327240         2,914.8497
  01/01/2006    to  12/31/2006       13.327240         15.761654         3,124.8753
  01/01/2007    to  12/31/2007       15.761654         15.739100         3,109.0554
  01/01/2008    to  12/31/2008       15.739100          8.875095         3,103.6707
============   ==== ==========       =========         =========         ==========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT (CLASS 2)
   10/30/2002                             to  12/31/2002        7.033947          7.161705         1,241.6644
   01/01/2003                             to  12/31/2003        7.161705          9.337160         5,811.1764
   01/01/2004                             to  12/31/2004        9.337160         10.912970        11,300.8540
   01/01/2005                             to  12/31/2005       10.912970         11.856027        10,006.3307
   01/01/2006                             to  12/31/2006       11.856027         14.198986        11,311.8897
   01/01/2007                             to  12/31/2007       14.198986         16.164643        13,073.1070
   01/01/2008                             to  12/31/2008       16.164643          9.503099         8,325.2528
=============                            ==== ==========       =========         =========        ===========
 MET INVESTORS SERIES TRUST
 AMERICAN FUNDS BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
   11/10/2008                             to  12/31/2008        7.045581          7.011667             0.0000
=============                            ==== ==========       =========         =========        ===========
 AMERICAN FUNDS GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
   11/10/2008                             to  12/31/2008        6.450129          6.359814             0.0000
=============                            ==== ==========       =========         =========        ===========
 AMERICAN FUNDS MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
   11/10/2008                             to  12/31/2008        7.650957          7.685380             0.0000
=============                            ==== ==========       =========         =========        ===========
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
   05/01/2005                             to  12/31/2005       12.486848         14.337160        14,000.9392
   01/01/2006                             to  12/31/2006       14.337160         19.451786        10,105.1697
   01/01/2007                             to  12/31/2007       19.451786         16.301648         9,177.2604
   01/01/2008                             to  12/31/2008       16.301648          9.375546         7,235.5819
=============                            ==== ==========       =========         =========        ===========
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. - ALLIANCEBERNSTEIN REAL ESTATE
  INVESTMENT SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002        9.750716         10.282946           539.4539
   01/01/2003                             to  12/31/2003       10.282946         14.097215        12,812.0779
   01/01/2004                             to  12/31/2004       14.097215         18.804577        12,989.6145
   01/01/2005                             to  04/30/2005       18.804577         18.035334             0.0000
=============                            ==== ==========       =========         =========        ===========
 JANUS AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCEBERNSTEIN PREMIER GROWTH SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002        9.403988          8.706807         1,048.5632
   01/01/2003                             to  12/31/2003        8.706807         10.592078        33,877.6144
   01/01/2004                             to  04/30/2004       10.592078         10.484133        36,194.4204
=============                            ==== ==========       =========         =========        ===========
 J.P. MORGAN ENHANCED INDEX SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       12.816193         12.656819           189.0536
   01/01/2003                             to  04/25/2003       12.656819         13.147480           183.5781
=============                            ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 J.P. MORGAN INTERNATIONAL EQUITY SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        8.519355          8.654755           307.6857
  01/01/2003    to  04/25/2003        8.654755          8.409175           299.2623
============   ==== ==========       =========         =========        ===========
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  04/30/2007    to  12/31/2007       17.676092         15.683126           704.3003
  01/01/2008    to  12/31/2008       15.683126          9.541425           780.3380
============   ==== ==========       =========         =========        ===========
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B))
  10/30/2002    to  12/31/2002       10.848819         11.082847           226.1868
  01/01/2003    to  12/31/2003       11.082847         14.019403         1,040.2674
  01/01/2004    to  12/31/2004       14.019403         16.357674         1,035.9969
  01/01/2005    to  12/31/2005       16.357674         17.709541             0.0000
  01/01/2006    to  12/31/2006       17.709541         20.017152             0.0000
  01/01/2007    to  04/27/2007       20.017152         21.761503             0.0000
============   ==== ==========       =========         =========        ===========
 LEGG MASON PARTNERS AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        6.604499          7.177933        65,870.8065
  01/01/2005    to  12/31/2005        7.177933          8.039394        50,898.1842
  01/01/2006    to  12/31/2006        8.039394          7.790114        41,352.0629
  01/01/2007    to  12/31/2007        7.790114          7.855354        38,148.4793
  01/01/2008    to  12/31/2008        7.855354          4.720908        26,588.4443
============   ==== ==========       =========         =========        ===========
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       10.417047         11.167932        29,601.5217
  01/01/2007    to  12/31/2007       11.167932         10.361388        19,699.5312
  01/01/2008    to  12/31/2008       10.361388          4.636803        15,046.2167
============   ==== ==========       =========         =========        ===========
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY METROPOLITAN SERIES FUND, INC. - MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT
(CLASS B))
  10/30/2002    to  12/31/2002        8.464558          8.286021           590.0408
  01/01/2003    to  12/31/2003        8.286021          9.930208        40,205.3399
  01/01/2004    to  12/31/2004        9.930208         10.885772        42,116.9312
  01/01/2005    to  12/31/2005       10.885772         11.475744        32,031.0536
  01/01/2006    to  04/30/2006       11.475744         11.993749             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS A)
  05/01/2004    to  12/31/2004       16.252965         17.331204         8,662.3498
  01/01/2005    to  12/31/2005       17.331204         17.400043             0.0000
  01/01/2006    to  12/31/2006       17.400043         18.763978             0.0000
  01/01/2007    to  12/31/2007       18.763978         19.768898             0.0000
  01/01/2008    to  12/31/2008       19.768898         15.906610             0.0000
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS A)
  (FORMERLY INVESCO VIF - HIGH YIELD SUB-ACCOUNT)
  10/30/2002    to  12/31/2002        6.831453          7.198007            11.3218
  01/01/2003    to  12/31/2003        7.198007          8.875049             0.0000
  01/01/2004    to  04/30/2004        8.875049          9.011550             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       13.064969         13.705136         5,661.9526
  01/01/2003    to  12/31/2003       13.705136         16.103871        20,561.1636
  01/01/2004    to  12/31/2004       16.103871         17.176230        18,511.1512
  01/01/2005    to  12/31/2005       17.176230         17.191034        28,047.0600
  01/01/2006    to  12/31/2006       17.191034         18.503458        23,869.5039
  01/01/2007    to  12/31/2007       18.503458         19.439891        19,586.3541
  01/01/2008    to  12/31/2008       19.439891         15.602834        13,621.1394
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) VARIABLE INSURANCE TRUST - MFS (Reg. TM) HIGH INCOME
SUB-ACCOUNT (SERVICE CLASS))
  10/30/2002    to  12/31/2002        9.220148          9.625843           282.3915
  01/01/2003    to  12/31/2003        9.625843         11.172186        29,252.8499
  01/01/2004    to  12/31/2004       11.172186         11.988395        29,683.4103
  01/01/2005    to  04/30/2005       11.988395         11.606763             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY FIDELITY VARIABLE INSURANCE PRODUCTS - HIGH INCOME SUB-ACCOUNT (SERVICE
CLASS 2))
  10/30/2002    to  12/31/2002        8.665628          9.193222             9.8505
  01/01/2003    to  12/31/2003        9.193222         11.490888             0.0000
  01/01/2004    to  12/31/2004       11.490888         12.393944             0.0000
  01/01/2005    to  04/30/2005       12.393944         11.919231             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT DEVELOPING GROWTH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.331147          7.412032           391.9936
  01/01/2003    to  04/25/2003        7.412032          7.526499           382.4384
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS A)
  05/01/2004    to  12/31/2004       43.409333         48.171871           120.7444
  01/01/2005    to  12/31/2005       48.171871         49.250312           120.6086
  01/01/2006    to  12/31/2006       49.250312         57.322718           126.3117
  01/01/2007    to  12/31/2007       57.322718         58.790098           121.1741
  01/01/2008    to  12/31/2008       58.790098         36.989355           122.9032
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS A)
  (FORMERLY AIM V.I. PREMIER EQUITY SUB-ACCOUNT (SERIES I))
  10/30/2002    to  12/31/2002        4.850792          4.755943        10,435.0712
  01/01/2003    to  12/31/2003        4.755943          5.866104         8,505.4882
  01/01/2004    to  04/30/2004        5.866104          5.758357         8,740.9823
============   ==== ==========       =========         =========        ===========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS A)
  (FORMERLY AMERICAN CENTURY VP INCOME AND GROWTH SUB-ACCOUNT)
   10/30/2002                             to  12/31/2002        6.528374          6.538203         1,388.2580
   01/01/2003                             to  12/31/2003        6.538203          8.339884         3,481.1348
   01/01/2004                             to  04/30/2004        8.339884          8.419097         3,516.5407
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS A)
  (FORMERLY GOLDMAN SACHS GROWTH AND INCOME SUB-ACCOUNT)
   10/30/2002                             to  12/31/2002        7.465424          7.568604            10.9400
   01/01/2003                             to  12/31/2003        7.568604          9.281577             0.0000
   01/01/2004                             to  04/30/2004        9.281577          9.460724             0.0000
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       33.126810         33.421284         4,234.4157
   01/01/2003                             to  12/31/2003       33.421284         43.085314         8,105.9118
   01/01/2004                             to  12/31/2004       43.085314         47.857828        10,963.9496
   01/01/2005                             to  12/31/2005       47.857828         48.795052         5,284.7123
   01/01/2006                             to  12/31/2006       48.795052         56.676303         4,392.7837
   01/01/2007                             to  12/31/2007       56.676303         57.963907         4,240.7870
   01/01/2008                             to  12/31/2008       57.963907         36.390485         4,040.8398
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY AIM V.I. PREMIER EQUITY SUB-ACCOUNT (SERIES II))
   10/30/2002                             to  12/31/2002        4.843708          4.745813            16.2224
   01/01/2003                             to  12/31/2003        4.745813          5.841895         1,019.9771
   01/01/2004                             to  04/30/2004        5.841895          5.728458         1,302.7536
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCEBERNSTEIN VPS VALUE SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002        8.407258          8.563449            10.0000
   01/01/2003                             to  12/31/2003        8.563449         10.847816             0.0000
   01/01/2004                             to  04/30/2004       10.847816         10.875436             0.0000
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY (FRANKLIN TEMPLETON) MUTUAL SHARES SECURITIES SUB-ACCOUNT (CLASS 2))
   10/30/2002                             to  12/31/2002       10.547551         10.637552         1,429.2905
   01/01/2003                             to  12/31/2003       10.637552         13.127728         2,652.1903
   01/01/2004                             to  04/30/2004       13.127728         13.339526         2,795.0396
=============                            ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY PUTNAM VT NEW VALUE SUB-ACCOUNT (CLASS IB))
   10/30/2002                             to  12/31/2002       10.082601         10.622335             7.4990
   01/01/2003                             to  12/31/2003       10.622335         13.876698             0.0000
   01/01/2004                             to  04/30/2004       13.876698         13.962049             0.0000
=============                            ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS A)
  05/01/2004    to  12/31/2004       20.447743         23.866772        12,089.2194
  01/01/2005    to  12/31/2005       23.866772         25.484343             0.0000
  01/01/2006    to  12/31/2006       25.484343         28.270682             0.0000
  01/01/2007    to  12/31/2007       28.270682         28.125704             0.0000
  01/01/2008    to  12/31/2008       28.125704         17.012216             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS A)
  (FORMERLY AMERICAN CENTURY VP VALUE SUB-ACCOUNT)
  10/30/2002    to  12/31/2002       10.419284         10.709523           524.3864
  01/01/2003    to  12/31/2003       10.709523         13.619029           553.0995
  01/01/2004    to  04/30/2004       13.619029         14.047055           553.6261
============   ==== ==========       =========         =========        ===========
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       14.919694         15.565227        11,127.7626
  01/01/2003    to  12/31/2003       15.565227         19.320918        26,931.0387
  01/01/2004    to  12/31/2004       19.320918         23.719979        30,430.0924
  01/01/2005    to  12/31/2005       23.719979         25.273416        15,839.0992
  01/01/2006    to  12/31/2006       25.273416         27.957521        12,724.3942
  01/01/2007    to  12/31/2007       27.957521         27.732058        10,201.7493
  01/01/2008    to  12/31/2008       27.732058         16.742026         8,775.2885
============   ==== ==========       =========         =========        ===========
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A)
  05/01/2006    to  12/31/2006       14.940428         14.770303             0.0000
  01/01/2007    to  12/31/2007       14.770303         16.299852             0.0000
  01/01/2008    to  12/31/2008       16.299852          9.218816             0.0000
============   ==== ==========       =========         =========        ===========
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A)
  (FORMERLY AIM VARIABLE INSURANCE FUNDS - AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
(SERIES I))
  10/30/2002    to  12/31/2002        4.930068          4.709108        13,395.6115
  01/01/2003    to  12/31/2003        4.709108          6.014516        11,499.9594
  01/01/2004    to  12/31/2004        6.014516          6.323643        11,952.6412
  01/01/2005    to  12/31/2005        6.323643          6.786995        10,597.5936
  01/01/2006    to  12/31/2006        6.786995          7.114541        10,825.3611
  01/01/2007    to  04/27/2007        7.114541          7.595363             0.0000
============   ==== ==========       =========         =========        ===========
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS E)
  04/30/2007    to  12/31/2007       15.305213         15.996159             0.0000
  01/01/2008    to  12/31/2008       15.996159          9.035026             0.0000
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS E)
  (FORMERLY AIM VARIABLE INSURANCE FUNDS - AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
(SERIES II))
  10/30/2002    to  12/31/2002        4.922436          4.703955            16.8688
  01/01/2003    to  12/31/2003        4.703955          5.992296             0.0000
  01/01/2004    to  12/31/2004        5.992296          6.282954             0.0000
  01/01/2005    to  12/31/2005        6.282954          6.727353             0.0000
  01/01/2006    to  12/31/2006        6.727353         12.463475             0.0000
  01/01/2007    to  04/27/2007       12.463475         13.292608             0.0000
============   ==== ==========       =========         =========        ===========
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       11.425372         13.000440        16,975.7359
  01/01/2006    to  12/31/2006       13.000440         14.638413        14,013.1168
  01/01/2007    to  12/31/2007       14.638413         16.031837        16,051.2782
  01/01/2008    to  12/31/2008       16.031837          9.685902        12,721.1522
============   ==== ==========       =========         =========        ===========
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) VARIABLE INSURANCE TRUST - MFS (Reg. TM) NEW DISCOVERY
SUB-ACCOUNT (SERVICE CLASS))
  10/30/2002    to  12/31/2002        5.593008          5.407779         2,469.1898
  01/01/2003    to  12/31/2003        5.407779          7.115415        30,851.9373
  01/01/2004    to  12/31/2004        7.115415          7.451877        32,241.4095
  01/01/2005    to  04/30/2005        7.451877          6.399259             0.0000
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008       13.493454          6.189533         6,225.3675
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - TEMPLETON DEVELOPING
MARKETS
  SECURITIES SUB-ACCOUNT (CLASS 2))
  10/30/2002    to  12/31/2002        6.431340          6.870187           582.5421
  01/01/2003    to  12/31/2003        6.870187         10.364889         4,786.3473
  01/01/2004    to  12/31/2004       10.364889         12.746084         7,556.2786
  01/01/2005    to  12/31/2005       12.746084         16.016930         6,575.6356
  01/01/2006    to  12/31/2006       16.016930         20.231568         4,276.1447
  01/01/2007    to  12/31/2007       20.231568         25.691211         7,381.4114
  01/01/2008    to  04/25/2008       25.691211         23.386805             0.0000
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS A)
  05/01/2004    to  12/31/2004        9.799014         11.267259             0.0000
  01/01/2005    to  12/31/2005       11.267259         12.974461             0.0000
  01/01/2006    to  12/31/2006       12.974461         16.237795             0.0000
  01/01/2007    to  12/31/2007       16.237795         18.189039             0.0000
  01/01/2008    to  12/31/2008       18.189039         10.356497             0.0000
============   ==== ==========       =========         =========        ===========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS A)
  (FORMERLY AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT)
   10/30/2002                             to  12/31/2002        5.624501          5.643647           11.3694
   01/01/2003                             to  12/31/2003        5.643647          6.929297            0.0000
   01/01/2004                             to  04/30/2004        6.929297          6.999389            0.0000
=============                            ==== ==========       =========         =========        ==========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS A)
  (FORMERLY GOLDMAN SACHS INTERNATIONAL EQUITY SUB-ACCOUNT (CLASS A))
   10/30/2002                             to  12/31/2002        7.710881          7.843897            8.6754
   01/01/2003                             to  12/31/2003        7.843897         10.480095            0.0000
   01/01/2004                             to  04/30/2004       10.480095         10.233746            0.0000
=============                            ==== ==========       =========         =========        ==========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002        7.219350          7.289280        1,896.2515
   01/01/2003                             to  12/31/2003        7.289280          9.491245        3,868.1930
   01/01/2004                             to  12/31/2004        9.491245         11.189560        9,254.3834
   01/01/2005                             to  12/31/2005       11.189560         12.850864        7,396.7334
   01/01/2006                             to  12/31/2006       12.850864         16.047013        4,180.7119
   01/01/2007                             to  12/31/2007       16.047013         17.934775        2,820.0135
   01/01/2008                             to  12/31/2008       17.934775         10.197634        2,902.7384
=============                            ==== ==========       =========         =========        ==========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  (FORMERLY PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES SUB-ACCOUNT (CLASS IB SHARES))
   10/30/2002                             to  12/31/2002        8.122434          8.281257            8.6229
   01/01/2003                             to  12/31/2003        8.281257         10.878096            0.0000
   01/01/2004                             to  04/30/2004       10.878096         10.787203            0.0000
=============                            ==== ==========       =========         =========        ==========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  (FORMERLY PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT (CLASS IB SHARES))
   10/30/2002                             to  12/31/2002       10.242250         10.498595        1,409.6842
   01/01/2003                             to  12/31/2003       10.498595         13.306143        1,875.0075
   01/01/2004                             to  12/31/2004       13.306143         15.245624        1,277.5282
   01/01/2005                             to  04/30/2005       15.245624         14.807213            0.0000
=============                            ==== ==========       =========         =========        ==========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  (FORMERLY SCUDDER INTERNATIONAL SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002        4.869769          4.918752          984.7845
   01/01/2003                             to  12/31/2003        4.918752          6.185145        1,115.9183
   01/01/2004                             to  04/30/2004        6.185145          6.288503        1,094.4207
=============                            ==== ==========       =========         =========        ==========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004        7.869183          8.356218        11,743.6700
   01/01/2005                             to  12/31/2005        8.356218          8.628835         4,589.0843
   01/01/2006                             to  12/31/2006        8.628835          9.157247         4,954.7569
   01/01/2007                             to  12/31/2007        9.157247         10.319460         4,559.6935
   01/01/2008                             to  12/31/2008       10.319460          5.500886         5,099.0168
=============                            ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  (FORMERLY DREYFUS VIF - APPRECIATION SUB-ACCOUNT (SERVICE SHARES))
   10/30/2002                             to  12/31/2002        7.422494          7.238554         2,980.6990
   01/01/2003                             to  12/31/2003        7.238554          8.624669         3,261.9098
   01/01/2004                             to  04/30/2004        8.624669          8.667666         3,293.1986
=============                            ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  (FORMERLY DREYFUS VIF - DISCIPLINED STOCK SUB-ACCOUNT (SERVICE SHARES))
   10/30/2002                             to  12/31/2002        6.171136          5.996300            11.3608
   01/01/2003                             to  12/31/2003        5.996300          7.291438             0.0000
   01/01/2004                             to  04/30/2004        7.291438          7.202509             0.0000
=============                            ==== ==========       =========         =========       ============
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) RESEARCH SUB-ACCOUNT (SERVICE CLASS))
   10/30/2002                             to  12/31/2002        8.154526          8.045246         1,106.4435
   01/01/2003                             to  12/31/2003        8.045246          9.866625         1,168.8913
   01/01/2004                             to  04/30/2004        9.866625         10.053375         1,168.8913
=============                            ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
   10/30/2002                             to  12/31/2002       11.140421         11.355362        51,024.5764
   01/01/2003                             to  12/31/2003       11.355362         11.679662       103,151.6902
   01/01/2004                             to  12/31/2004       11.679662         12.090485       108,382.5282
   01/01/2005                             to  12/31/2005       12.090485         12.190831        96,239.4683
   01/01/2006                             to  12/31/2006       12.190831         12.564918        84,956.6688
   01/01/2007                             to  12/31/2007       12.564918         13.326509        68,438.8917
   01/01/2008                             to  12/31/2008       13.326509         13.194597        40,867.8768
=============                            ==== ==========       =========         =========       ============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  (FORMERLY J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B))
   10/30/2002                             to  12/31/2002       14.083922         14.351445         2,499.9856
   01/01/2003                             to  12/31/2003       14.351445         14.683714        31,834.2260
   01/01/2004                             to  11/19/2004       14.683714         15.066905        37,054.3843
=============                            ==== ==========       =========         =========       ============

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
  (FORMERLY CYCLICAL GROWTH AND INCOME EFT SUB-ACCOUNT (CLASS B))
  09/30/2005    to  12/31/2005       10.000000         10.130031             0.0000
  01/01/2006    to  12/31/2006       10.130031         11.160973             0.0000
  01/01/2007    to  12/31/2007       11.160973         11.599133             0.0000
  01/01/2008    to  12/31/2008       11.599133          8.571201             0.0000
============   ==== ==========       =========         =========        ===========
 SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
  (FORMERLY CYCLICAL GROWTH ETF SUB-ACCOUNT (CLASS B))
  09/30/2005    to  12/31/2005       10.000000         10.168205             0.0000
  01/01/2006    to  12/31/2006       10.168205         11.415778         6,745.1570
  01/01/2007    to  12/31/2007       11.415778         11.888698         6,607.5994
  01/01/2008    to  12/31/2008       11.888698          7.858087         6,447.1188
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS A)
  05/01/2004    to  12/31/2004        6.336384          7.192372         1,634.2554
  01/01/2005    to  12/31/2005        7.192372          8.147300           269.5515
  01/01/2006    to  12/31/2006        8.147300          8.561663           254.0254
  01/01/2007    to  12/31/2007        8.561663          9.949271           265.3429
  01/01/2008    to  12/31/2008        9.949271          5.922995           248.3691
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS A)
  (FORMERLY INVESCO VIF - DYNAMICS SUB-ACCOUNT)
  10/30/2002    to  12/31/2002        4.904521          4.836232         2,100.8587
  01/01/2003    to  12/31/2003        4.836232          6.572879         2,410.8440
  01/01/2004    to  04/30/2004        6.572879          6.709481         2,425.2225
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        4.587918          4.545270         1,303.5603
  01/01/2003    to  12/31/2003        4.545270          6.124338        38,932.7802
  01/01/2004    to  12/31/2004        6.124338          7.115346        41,832.8542
  01/01/2005    to  12/31/2005        7.115346          8.043025        37,015.6615
  01/01/2006    to  12/31/2006        8.043025          8.420410        28,999.0937
  01/01/2007    to  12/31/2007        8.420410          9.767155        28,195.5471
  01/01/2008    to  12/31/2008        9.767155          5.802712        18,348.4507
============   ==== ==========       =========         =========        ===========
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS A)
  05/01/2005    to  12/31/2005       13.852441         16.432461             0.0000
  01/01/2006    to  12/31/2006       16.432461         18.373348             0.0000
  01/01/2007    to  12/31/2007       18.373348         19.372606             0.0000
  01/01/2008    to  12/31/2008       19.372606         13.431072             0.0000
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS A)
  (FORMERLY SVS DREMAN SMALL CAP VALUE SUB-ACCOUNT (SERIES II))
  10/30/2002    to  12/31/2002       10.262878         10.564399         4,730.8711
  01/01/2003    to  12/31/2003       10.564399         14.796272         4,720.8711
  01/01/2004    to  12/31/2004       14.796272         18.387501         4,840.1886
  01/01/2005    to  04/30/2005       18.387501         17.270453             0.0000
============   ==== ==========       =========         =========        ===========
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.987410         14.321488         4,856.2263
  01/01/2005    to  12/31/2005       14.321488         16.308935         4,334.0489
  01/01/2006    to  12/31/2006       16.308935         18.194563         4,797.1456
  01/01/2007    to  12/31/2007       18.194563         17.398251         4,705.6293
  01/01/2008    to  12/31/2008       17.398251         12.039391        11,307.6592
============   ==== ==========       =========         =========        ===========
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
  (FORMERLY ALLIANCEBERNSTEIN VPS SMALL CAP VALUE SUB-ACCOUNT (CLASS B))
  10/30/2002    to  12/31/2002        9.650012         10.244108            10.0000
  01/01/2003    to  12/31/2003       10.244108         14.232675             0.0000
  01/01/2004    to  04/30/2004       14.232675         14.431880             0.0000
============   ==== ==========       =========         =========        ===========
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.998849         10.475896         2,416.1290
  01/01/2006    to  12/31/2006       10.475896         11.989012         2,580.3993
  01/01/2007    to  12/31/2007       11.989012         11.526833         1,073.0525
  01/01/2008    to  12/31/2008       11.526833          7.284283         1,109.0177
============   ==== ==========       =========         =========        ===========
 VAN KAMPEN MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
  10/30/2002    to  12/31/2002        6.852817          6.573580         1,818.1465
  01/01/2003    to  12/31/2003        6.573580          8.796747         6,069.1032
  01/01/2004    to  12/31/2004        8.796747          9.753649         7,507.6464
  01/01/2005    to  12/31/2005        9.753649         10.059071         2,865.3746
  01/01/2006    to  12/31/2006       10.059071         10.749914         2,859.5128
  01/01/2007    to  12/31/2007       10.749914         13.088605         2,854.3420
  01/01/2008    to  12/31/2008       13.088605          6.872158         2,847.4527
============   ==== ==========       =========         =========        ===========
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
  11/19/2004    to  12/31/2004       44.822579         44.856392             0.0000
  01/01/2005    to  12/31/2005       44.856392         45.187527            33.1922
  01/01/2006    to  12/31/2006       45.187527         46.404498           161.9672
  01/01/2007    to  12/31/2007       46.404498         48.511491           157.3424
  01/01/2008    to  12/31/2008       48.511491         46.082096           121.6597
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.962131         10.067108         1,506.1577
  01/01/2006    to  12/31/2006       10.067108         10.379339         1,528.5288
  01/01/2007    to  12/31/2007       10.379339         10.726990         1,615.8009
  01/01/2008    to  12/31/2008       10.726990         10.852384        34,587.3751
============   ==== ==========       =========         =========        ===========
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - MONEY MARKET SUB-ACCOUNT (CLASS B))
  10/30/2002    to  12/31/2002       10.131401         10.122875           876.9102
  01/01/2003    to  12/31/2003       10.122875         10.025490         9,585.7913
  01/01/2004    to  12/31/2004       10.025490          9.949131         1,143.9346
  01/01/2005    to  04/30/2005        9.949131          9.962144             0.0000
============   ==== ==========       =========         =========        ===========
 BLACKROCK STRATEGIC VALUE SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       16.111298         18.125728             0.0000
  01/01/2005    to  12/31/2005       18.125728         18.573296             0.0000
  01/01/2006    to  12/31/2006       18.573296         21.327353             0.0000
  01/01/2007    to  12/31/2007       21.327353         20.252939             0.0000
  01/01/2008    to  12/31/2008       20.252939         12.270789             0.0000
============   ==== ==========       =========         =========        ===========
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.676069          7.816345         4,833.6752
  01/01/2003    to  12/31/2003        7.816345         10.593988         7,740.3150
  01/01/2004    to  12/31/2004       10.593988         11.387381        29,109.0023
  01/01/2005    to  12/31/2005       11.387381         11.847505        19,939.7766
  01/01/2006    to  12/31/2006       11.847505         12.832183         5,733.2526
  01/01/2007    to  12/31/2007       12.832183         12.611970         5,768.1282
  01/01/2008    to  12/31/2008       12.611970          7.411236         6,072.7754
============   ==== ==========       =========         =========        ===========
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT (SERVICE CLASS))
  10/30/2002    to  12/31/2002        8.217192          8.041738             8.5472
  01/01/2003    to  12/31/2003        8.041738          9.661587             0.0000
  01/01/2004    to  12/31/2004        9.661587         10.586787             0.0000
  01/01/2005    to  12/31/2005       10.586787         11.173251             0.0000
  01/01/2006    to  12/31/2006       11.173251         12.416839             0.0000
  01/01/2007    to  04/27/2007       12.416839         13.135180             0.0000
============   ==== ==========       =========         =========        ===========
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS
B))
  10/30/2002    to  12/31/2002       11.455383         11.496546         1,916.7875
  01/01/2003    to  12/31/2003       11.496546         15.100620         2,346.0208
  01/01/2004    to  11/19/2004       15.100620         16.257944         2,426.8073
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  10/30/2002    to  12/31/2002        8.295268          8.357717         1,879.7995
  01/01/2003    to  12/31/2003        8.357717         10.774657        51,132.3303
  01/01/2004    to  12/31/2004       10.774657         11.914458        62,017.0154
  01/01/2005    to  12/31/2005       11.914458         12.940186        55,913.7510
  01/01/2006    to  12/31/2006       12.940186         14.599039        44,108.4589
  01/01/2007    to  12/31/2007       14.599039         15.032974        41,915.2048
  01/01/2008    to  12/31/2008       15.032974          8.974351        28,401.1058
============   ==== ==========       =========         =========        ===========
 FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        8.810810          9.755269             0.0000
  01/01/2005    to  12/31/2005        9.755269         10.042441         3,618.3152
  01/01/2006    to  12/31/2006       10.042441         10.865781         1,512.4122
  01/01/2007    to  12/31/2007       10.865781         11.176208           232.8390
  01/01/2008    to  12/31/2008       11.176208          6.467885             0.0000
============   ==== ==========       =========         =========        ===========
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004        9.642010         10.479270             0.0000
  01/01/2005    to  12/31/2005       10.479270         11.732904         3,331.0108
  01/01/2006    to  12/31/2006       11.732904         11.862235         5,886.8681
  01/01/2007    to  12/31/2007       11.862235         13.028539         3,995.2464
  01/01/2008    to  12/31/2008       13.028539          8.151742         3,256.8272
============   ==== ==========       =========         =========        ===========
 JULIUS BAER INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       10.000000         12.622994        27,935.8107
  01/01/2004    to  12/31/2004       12.622994         14.684894        26,584.1235
  01/01/2005    to  12/31/2005       14.684894         17.028072        21,458.2870
  01/01/2006    to  12/31/2006       17.028072         19.516872        14,793.0023
  01/01/2007    to  12/31/2007       19.516872         21.181830        13,377.6905
  01/01/2008    to  12/31/2008       21.181830         11.645978         7,110.6997
============   ==== ==========       =========         =========        ===========
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       10.894299         11.701349         1,030.7293
  01/01/2006    to  12/31/2006       11.701349         13.294095         1,029.1218
  01/01/2007    to  12/31/2007       13.294095         13.763155         1,027.6793
  01/01/2008    to  12/31/2008       13.763155          8.516314         1,258.7903
============   ==== ==========       =========         =========        ===========
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  (FORMERLY DREYFUS STOCK INDEX FUND SUB-ACCOUNT (SERVICE SHARES))
  10/30/2002    to  12/31/2002        6.160867          6.085947            11.3169
  01/01/2003    to  12/31/2003        6.085947          7.685052             0.0000
  01/01/2004    to  12/31/2004        7.685052          8.362426             0.0000
  01/01/2005    to  04/30/2005        8.362426          7.978882             0.0000
============   ==== ==========       =========         =========        ===========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) RESEARCH MANAGERS SUB-ACCOUNT (CLASS B))
   05/01/2003                             to  12/31/2003       10.000000         11.829026             0.0000
   01/01/2004                             to  04/30/2004       11.829026         12.045271             0.0000
=============                            ==== ==========       =========         =========        ===========
 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) STRATEGIC INCOME SUB-ACCOUNT (SERVICE CLASS))
   10/30/2002                             to  12/31/2002       11.318604         11.671485           229.9644
   01/01/2003                             to  12/31/2003       11.671485         12.671349         4,701.2072
   01/01/2004                             to  04/30/2004       12.671349         12.638233         4,821.3442
=============                            ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2004                             to  12/31/2004       11.166965         12.100728         4,659.0693
   01/01/2005                             to  12/31/2005       12.100728         12.688022         4,320.5788
   01/01/2006                             to  12/31/2006       12.688022         14.123929        10,872.6315
   01/01/2007                             to  12/31/2007       14.123929         15.207568        21,262.0863
   01/01/2008                             to  12/31/2008       15.207568          8.697349         8,444.1189
=============                            ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MFS (Reg. TM) EMERGING GROWTH SUB-ACCOUNT (SERVICE CLASS))
   10/30/2002                             to  12/31/2002        8.062620          7.806484             6.8140
   01/01/2003                             to  12/31/2003        7.806484         10.002331         1,095.3154
   01/01/2004                             to  04/30/2004       10.002331         10.208412         1,095.3154
=============                            ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY VIP GROWTH SUB-ACCOUNT (SERVICE CLASS 2))
   10/30/2002                             to  12/31/2002        8.861055          8.668190           756.5410
   01/01/2003                             to  12/31/2003        8.668190         11.329334         6,494.9214
   01/01/2004                             to  12/31/2004       11.329334         11.520218        11,971.8736
   01/01/2005                             to  12/31/2005       11.520218         11.985630        14,947.7367
   01/01/2006                             to  04/30/2006       11.985630         12.521875        15,151.7332
=============                            ==== ==========       =========         =========        ===========
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS A)
   04/30/2007                             to  12/31/2007       15.805075         16.250019             0.0000
   01/01/2008                             to  12/31/2008       16.250019         10.224077             0.0000
=============                            ==== ==========       =========         =========        ===========
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS A)
  (FORMERLY DWS VARIABLE SERIES II - DWS SMALL CAP GROWTH VIP SUB-ACCOUNT (SERIES II))
   10/30/2002                             to  12/31/2002        6.190492          6.286321             8.7533
   01/01/2003                             to  12/31/2003        6.286321          8.241190             0.0000
   01/01/2004                             to  12/31/2004        8.241190          9.022074             0.0000
   01/01/2005                             to  12/31/2005        9.022074          9.526020             0.0000
   01/01/2006                             to  12/31/2006        9.526020          9.888667             0.0000
   01/01/2007                             to  04/27/2007        9.888667         10.592883             0.0000
=============                            ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       12.381520         13.200126         7,085.8711
  01/01/2005    to  12/31/2005       13.200126         14.411949         5,536.1217
  01/01/2006    to  12/31/2006       14.411949         14.727785         4,871.9940
  01/01/2007    to  12/31/2007       14.727785         15.906297         4,924.4658
  01/01/2008    to  12/31/2008       15.906297          9.988194         4,849.0591
============   ==== ==========       =========         =========         ==========
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY FRANKLIN SMALL CAP SUB-ACCOUNT (CLASS 2))
  10/30/2002    to  12/31/2002        8.354841          8.578154           559.9834
  01/01/2003    to  12/31/2003        8.578154         11.609599         3,851.6981
  01/01/2004    to  04/30/2004       11.609599         11.828180         6,767.9970
============   ==== ==========       =========         =========         ==========
 WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       18.657531         19.779469         3,274.9371
  01/01/2005    to  12/31/2005       19.779469         20.004902         2,540.8205
  01/01/2006    to  12/31/2006       20.004902         20.679426         2,659.3936
  01/01/2007    to  12/31/2007       20.679426         21.145631           310.1760
  01/01/2008    to  12/31/2008       21.145631         17.676708           277.6820
============   ==== ==========       =========         =========         ==========
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT HIGH YIELD SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  10/30/2002    to  12/31/2002        8.940923          9.698219           829.3200
  01/01/2003    to  12/31/2003        9.698219         11.756845           878.9077
  01/01/2004    to  12/31/2004       11.756845         12.701643         1,203.8552
  01/01/2005    to  12/31/2005       12.701643         13.042286         2,192.6704
  01/01/2006    to  12/31/2006       13.042286         14.032539         1,725.3528
  01/01/2007    to  12/31/2007       14.032539         14.321915         1,071.3684
  01/01/2008    to  12/31/2008       14.321915         10.802056         1,040.6456
============   ==== ==========       =========         =========         ==========
 PIMCO VIT LOW DURATION SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  10/30/2002    to  12/31/2002       11.857230         11.980090           433.4490
  01/01/2003    to  12/31/2003       11.980090         12.091203         2,134.1181
  01/01/2004    to  12/31/2004       12.091203         12.141475         5,359.3176
  01/01/2005    to  12/31/2005       12.141475         12.094474         3,806.0255
  01/01/2006    to  12/31/2006       12.094474         12.401200         3,912.6951
  01/01/2007    to  12/31/2007       12.401200         13.129534         3,427.1934
  01/01/2008    to  12/31/2008       13.129534         12.892421         6,243.2391
============   ==== ==========       =========         =========         ==========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 PIMCO VIT STOCKSPLUS GROWTH AND INCOME SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  10/30/2002    to  12/31/2002        6.388952          6.379619          559.8096
  01/01/2003    to  12/31/2003        6.379619          8.202163          548.5635
  01/01/2004    to  12/31/2004        8.202163          8.962166          553.6449
  01/01/2005    to  12/31/2005        8.962166          9.146194            0.0000
  01/01/2006    to  12/31/2006        9.146194         10.363197            0.0000
  01/01/2007    to  12/31/2007       10.363197         10.919044            0.0000
  01/01/2008    to  12/31/2008       10.919044          6.176874            0.0000
============   ==== ==========       =========         =========          ========
 PIMCO VIT TOTAL RETURN SUB-ACCOUNT (ADMINISTRATIVE CLASS)
  10/30/2002    to  12/31/2002       12.008500         12.362084            9.1929
  01/01/2003    to  12/31/2003       12.362084         12.806587            0.0000
  01/01/2004    to  12/31/2004       12.806587         13.240421            0.0000
  01/01/2005    to  12/31/2005       13.240421         13.377174            0.0000
  01/01/2006    to  12/31/2006       13.377174         13.699800            0.0000
  01/01/2007    to  12/31/2007       13.699800         14.691419            0.0000
  01/01/2008    to  12/31/2008       14.691419         15.181220            0.0000
============   ==== ==========       =========         =========          ========
 PUTNAM VARIABLE TRUST
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB)
  10/30/2002    to  12/31/2002        8.875915          8.965451            8.2108
  01/01/2003    to  12/31/2003        8.965451         11.261659            0.0000
  01/01/2004    to  12/31/2004       11.261659         12.338602            0.0000
  01/01/2005    to  12/31/2005       12.338602         12.803698            0.0000
  01/01/2006    to  12/31/2006       12.803698         14.635138            0.0000
  01/01/2007    to  12/31/2007       14.635138         13.559101            0.0000
  01/01/2008    to  12/31/2008       13.559101          8.196072            0.0000
============   ==== ==========       =========         =========          ========
 PUTNAM VT VISTA SUB-ACCOUNT (CLASS IB)
  10/30/2002    to  12/31/2002        7.772600          7.552586            7.3976
  01/01/2003    to  12/31/2003        7.552586          9.917688            0.0000
  01/01/2004    to  12/31/2004        9.917688         11.599128            0.0000
  01/01/2005    to  12/31/2005       11.599128         12.827966            0.0000
  01/01/2006    to  12/31/2006       12.827966         13.339755            0.0000
  01/01/2007    to  12/31/2007       13.339755         13.654353            0.0000
  01/01/2008    to  12/31/2008       13.654353          7.331628            0.0000
============   ==== ==========       =========         =========          ========

                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 DWS VARIABLE SERIES II
 DWS GOVERNMENT AND AGENCY SECURITIES VIP SUB-ACCOUNT (SERIES II)
   10/30/2002                             to  12/31/2002       12.953306         13.044457             8.4617
   01/01/2003                             to  12/31/2003       13.044457         13.153468             0.0000
   01/01/2004                             to  12/31/2004       13.153468         13.456753             0.0000
   01/01/2005                             to  12/31/2005       13.456753         13.611711             0.0000
   01/01/2006                             to  12/31/2006       13.611711         13.981782             0.0000
   01/01/2007                             to  12/31/2007       13.981782         14.606853             0.0000
   01/01/2008                             to  12/31/2008       14.606853         15.114066             0.0000
=============                            ==== ==========       =========         =========        ===========
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   11/10/2008                             to  12/31/2008        7.823082          7.722094         3,780.5518
=============                            ==== ==========       =========         =========        ===========
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  (FORMERLY STRATEGIC GROWTH SUB-ACCOUNT (CLASS B))
   11/01/2006                             to  12/31/2006        9.929616         10.314193         4,513.7159
   01/01/2007                             to  12/31/2007       10.314193         11.064093         4,500.8327
   01/01/2008                             to  11/07/2008       11.064093          6.710003             0.0000
=============                            ==== ==========       =========         =========        ===========
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
   11/10/2008                             to  12/31/2008        8.467831          8.416529             0.0000
=============                            ==== ==========       =========         =========        ===========
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
  (FORMERLY STRATEGIC GROWTH AND INCOME SUB-ACCOUNT (CLASS B))
   11/01/2006                             to  12/31/2006        9.959616         10.200224        49,468.0010
   01/01/2007                             to  12/31/2007       10.200224         10.703447         9,782.7791
   01/01/2008                             to  11/07/2008       10.703447          7.367243             0.0000
=============                            ==== ==========       =========         =========        ===========
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   05/01/2006                             to  12/31/2006       10.634052         11.159705             0.0000
   01/01/2007                             to  12/31/2007       11.159705         11.655090             0.0000
   01/01/2008                             to  12/31/2008       11.655090          9.119270             0.0000
=============                            ==== ==========       =========         =========        ===========
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
   11/10/2008                             to  12/31/2008        8.171240          8.086995        31,923.5984
=============                            ==== ==========       =========         =========        ===========
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
  (FORMERLY STRATEGIC CONSERVATIVE GROWTH SUB-ACCOUNT (CLASS B))
   11/01/2006                             to  12/31/2006        9.949616         10.236515        50,458.0147
   01/01/2007                             to  12/31/2007       10.236515         10.895268        66,898.6679
   01/01/2008                             to  11/07/2008       10.895268          6.955191             0.0000
=============                            ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       11.045054         11.605616     0.0000
  01/01/2007    to  12/31/2007       11.605616         12.153713     0.0000
  01/01/2008    to  12/31/2008       12.153713          8.817939     0.0000
============   ==== ==========       =========         =========     ======

The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2008. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. The charts present accumulation unit values based upon which riders you select. The charts are in addition to the charts in the prospectus.



CLASS B





                                    1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                  NUMBER OF
                                                             ACCUMULATION      ACCUMULATION      ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT         UNITS
                                                             BEGINNING OF         END OF        OUTSTANDING AT
                                                                PERIOD            PERIOD        END OF PERIOD
                                                           ---------------   ---------------   ---------------
 AMERICAN FUNDS INSURANCE SERIES (Reg. TM)
 AMERICAN FUNDS GLOBAL GROWTH SUB-ACCOUNT (CLASS 2)
   11/13/2006                             to  12/31/2006       24.995714         25.896824             0.0000
   01/01/2007                             to  12/31/2007       25.896824         29.327190             0.0000
   01/01/2008                             to  12/31/2008       29.327190         17.816451             0.0000
=============                            ==== ==========      ==========         =========        ===========
 AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT (CLASS 2)
   04/28/2008                             to  12/31/2008       31.991996         16.195181             0.0000
=============                            ==== ==========      ==========         =========        ===========
 AMERICAN FUNDS GROWTH SUB-ACCOUNT (CLASS 2)
   04/28/2008                             to  12/31/2008      168.748133         97.573495             0.0000
=============                            ==== ==========      ==========         =========        ===========
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT (CLASS 2)
   10/30/2002                             to  12/31/2002        7.033947          7.161705         1,241.6644
   01/01/2003                             to  12/31/2003        7.161705          9.337160         5,811.1764
   01/01/2004                             to  12/31/2004        9.337160         10.912970        11,300.8540
   01/01/2005                             to  12/31/2005       10.912970         11.856027        10,006.3307
   01/01/2006                             to  12/31/2006       11.856027         14.198986        11,311.8897
   01/01/2007                             to  12/31/2007       14.198986         16.164643        13,073.1070
   01/01/2008                             to  12/31/2008       16.164643          9.503099         8,325.2528
=============                            ==== ==========      ==========         =========        ===========
 MET INVESTORS SERIES TRUST
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008       17.145432          9.375546         7,235.5819
=============                            ==== ==========      ==========         =========        ===========
 DREMAN SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
   04/28/2008                             to  12/31/2008       13.277076          9.843513             0.0000
=============                            ==== ==========      ==========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 J.P. MORGAN ENHANCED INDEX SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       12.816193         12.656819           189.0536
  01/01/2003    to  04/24/2003       12.656819         13.147480           183.5781
============   ==== ==========       =========         =========        ===========
 J.P. MORGAN INTERNATIONAL EQUITY SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        8.519355          8.654755           307.6857
  01/01/2003    to  04/24/2003        8.654755          8.409175           299.2623
============   ==== ==========       =========         =========        ===========
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  04/30/2007    to  12/31/2007       17.676092         15.683126           704.3003
  01/01/2008    to  12/31/2008       15.683126          9.541425           780.3380
============   ==== ==========       =========         =========        ===========
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B))
  10/30/2002    to  12/31/2002       10.848819         11.082847           226.1868
  01/01/2003    to  12/31/2003       11.082847         14.019403         1,040.2674
  01/01/2004    to  12/31/2004       14.019403         16.357674         1,035.9969
  01/01/2005    to  12/31/2005       16.357674         17.709541             0.0000
  01/01/2006    to  12/31/2006       17.709541         20.017152             0.0000
  01/01/2007    to  04/27/2007       20.017152         21.761503             0.0000
============   ==== ==========       =========         =========        ===========
 LAZARD MID CAP SUB-ACCOUNT (CLASS B)
  (FORMERLY PIONEER MID-CAP VALUE SUB-ACCOUNT (CLASS A))
  05/01/2006    to  12/31/2006       11.399082         12.073431             0.0000
  01/01/2007    to  04/27/2007       12.073431         13.336444             0.0000
============   ==== ==========       =========         =========        ===========
 LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY METROPOLITAN SERIES FUND, INC. - MFS (Reg. TM) INVESTORS TRUST SUB-ACCOUNT
(CLASS B))
  10/30/2002    to  12/31/2002        8.464558          8.286021           590.0408
  01/01/2003    to  12/31/2003        8.286021          9.930208        40,205.3399
  01/01/2004    to  12/31/2004        9.930208         10.885772        42,116.9312
  01/01/2005    to  12/31/2005       10.885772         11.475744        32,031.0536
  01/01/2006    to  04/30/2006       11.475744         11.993749             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       13.064969         13.705136         5,661.9526
  01/01/2003    to  12/31/2003       13.705136         16.103871        20,561.1636
  01/01/2004    to  12/31/2004       16.103871         17.176230        18,511.1512
  01/01/2005    to  12/31/2005       17.176230         17.191034        28,047.0600
  01/01/2006    to  12/31/2006       17.191034         18.503458        23,869.5039
  01/01/2007    to  12/31/2007       18.503458         19.439891        19,586.3541
  01/01/2008    to  12/31/2008       19.439891         15.602834        13,621.1394
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT (CLASS B))
  05/01/2003    to  12/31/2003       10.000000         11.992867         2,862.9451
  01/01/2004    to  12/31/2004       11.992867         13.922739         2,848.1289
  01/01/2005    to  12/31/2005       13.922739         14.271853             0.0000
  01/01/2006    to  12/31/2006       14.271853         16.150224             0.0000
  01/01/2007    to  04/27/2007       16.150224         17.207373             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT DEVELOPING GROWTH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.331147          7.412032           391.9936
  01/01/2003    to  04/25/2003        7.412032          7.526499           382.4384
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS A)
  05/01/2004    to  12/31/2004       43.409333         48.171871           120.7444
  01/01/2005    to  12/31/2005       48.171871         49.250312           120.6086
  01/01/2006    to  12/31/2006       49.250312         57.322718           126.3117
  01/01/2007    to  12/31/2007       57.322718         58.790098           121.1741
  01/01/2008    to  12/31/2008       58.790098         36.989355           122.9032
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       33.126810         33.421284         4,234.4157
  01/01/2003    to  12/31/2003       33.421284         43.085314         8,105.9118
  01/01/2004    to  12/31/2004       43.085314         47.857828        10,963.9496
  01/01/2005    to  12/31/2005       47.857828         48.795052         5,284.7123
  01/01/2006    to  12/31/2006       48.795052         56.676303         4,392.7837
  01/01/2007    to  12/31/2007       56.676303         57.963907         4,240.7870
  01/01/2008    to  12/31/2008       57.963907         36.390485         4,040.8398
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY AIM V.I. PREMIER EQUITY SUB-ACCOUNT (SERIES II))
  10/30/2002    to  12/31/2002        4.843708          4.745813            16.2224
  01/01/2003    to  12/31/2003        4.745813          5.841895         1,019.9771
  01/01/2004    to  04/30/2004        5.841895          5.728458         1,302.7536
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
  (FORMERLY (FRANKLIN TEMPLETON) MUTUAL SHARES SECURITIES SUB-ACCOUNT (CLASS 2))
  10/30/2002    to  12/31/2002       10.547551         10.637552         1,429.2905
  01/01/2003    to  12/31/2003       10.637552         13.127728         2,652.1903
  01/01/2004    to  04/30/2004       13.127728         13.339526         2,795.0396
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002       14.919694         15.565227        11,127.7626
  01/01/2003    to  12/31/2003       15.565227         19.320918        26,931.0387
  01/01/2004    to  12/31/2004       19.320918         23.719979        30,430.0924
  01/01/2005    to  12/31/2005       23.719979         25.273416        15,839.0992
  01/01/2006    to  12/31/2006       25.273416         27.957521        12,724.3942
  01/01/2007    to  12/31/2007       27.957521         27.732058        10,201.7493
  01/01/2008    to  12/31/2008       27.732058         16.742026         8,775.2885
============   ==== ==========       =========         =========        ===========
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT (CLASS B))
  05/01/2003    to  12/31/2003       10.000000         11.992867         2,862.9451
  01/01/2004    to  12/31/2004       11.992867         13.922739         2,848.1289
  01/01/2005    to  12/31/2005       13.922739         14.271853             0.0000
  01/01/2006    to  12/31/2006       14.271853         16.150224             0.0000
  01/01/2007    to  04/27/2007       16.150224         17.207373             0.0000
============   ==== ==========       =========         =========        ===========
 MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A)
  04/30/2007    to  12/31/2007       15.582037         16.299852             0.0000
  01/01/2008    to  12/31/2008       16.299852          9.218816             0.0000
============   ==== ==========       =========         =========        ===========
 MET/FRANKLIN MUTUAL SHARES SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998466          6.600141             0.0000
============   ==== ==========       =========         =========        ===========
 MET/FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998466          7.033638             0.0000
============   ==== ==========       =========         =========        ===========
 MET/TEMPLETON GROWTH SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008        9.998466          6.569280             0.0000
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008       13.493454          6.189533         6,225.3675
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.219350          7.289280         1,896.2515
  01/01/2003    to  12/31/2003        7.289280          9.491245         3,868.1930
  01/01/2004    to  12/31/2004        9.491245         11.189560         9,254.3834
  01/01/2005    to  12/31/2005       11.189560         12.850864         7,396.7334
  01/01/2006    to  12/31/2006       12.850864         16.047013         4,180.7119
  01/01/2007    to  12/31/2007       16.047013         17.934775         2,820.0135
  01/01/2008    to  12/31/2008       17.934775         10.197634         2,902.7384
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        7.946876          8.628835         4,589.0843
  01/01/2006    to  12/31/2006        8.628835          9.157247         4,954.7569
  01/01/2007    to  12/31/2007        9.157247         10.319460         4,559.6935
  01/01/2008    to  12/31/2008       10.319460          5.500886         5,099.0168
============   ==== ==========       =========         =========        ===========
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
  (FORMERLY J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B))
  10/30/2002    to  12/31/2002       14.083922         14.351445         2,499.9856
  01/01/2003    to  12/31/2003       14.351445         14.683714        31,834.2260
  01/01/2004    to  11/19/2004       14.683714         15.066905        37,054.3843
============   ==== ==========       =========         =========        ===========
 PIONEER FUND SUB-ACCOUNT (CLASS A)
  05/01/2006    to  12/31/2006       18.232687         19.692996             0.0000
  01/01/2007    to  12/31/2007       19.692996         20.389607             0.0000
  01/01/2008    to  12/31/2008       20.389607         13.503355             0.0000
============   ==== ==========       =========         =========        ===========
 PIONEER STRATEGIC INCOME SUB-ACCOUNT (CLASS A)
  05/01/2006    to  12/31/2006       18.498247         19.215033             0.0000
  01/01/2007    to  12/31/2007       19.215033         20.205784             0.0000
  01/01/2008    to  12/31/2008       20.205784         17.783915             0.0000
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       11.166965         12.100728         4,659.0693
  01/01/2005    to  12/31/2005       12.100728         12.688022         4,320.5788
  01/01/2006    to  12/31/2006       12.688022         14.123929        10,872.6315
  01/01/2007    to  12/31/2007       14.123929         15.207568        21,262.0863
  01/01/2008    to  12/31/2008       15.207568          8.697349         8,444.1189
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE LARGE CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT (CLASS 2))
  10/30/2002    to  12/31/2002       10.248734         10.077786         2,406.5256
  01/01/2003    to  12/31/2003       10.077786         12.615636         1,473.9140
  01/01/2004    to  04/30/2004       12.615636         12.630169         1,463.6292
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        4.587918          4.545270         1,303.5603
  01/01/2003    to  12/31/2003        4.545270          6.124338        38,932.7802
  01/01/2004    to  12/31/2004        6.124338          7.115346        41,832.8542
  01/01/2005    to  12/31/2005        7.115346          8.043025        37,015.6615
  01/01/2006    to  12/31/2006        8.043025          8.420410        28,999.0937
  01/01/2007    to  12/31/2007        8.420410          9.767155        28,195.5471
  01/01/2008    to  12/31/2008        9.767155          5.802712        18,348.4507
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 T. ROWE PRICE SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2004    to  12/31/2004       12.381520         13.200126         7,085.8711
  01/01/2005    to  12/31/2005       13.200126         14.411949         5,536.1217
  01/01/2006    to  12/31/2006       14.411949         14.727785         4,871.9940
  01/01/2007    to  12/31/2007       14.727785         15.906297         4,924.4658
  01/01/2008    to  12/31/2008       15.906297          9.988194         4,849.0591
============   ==== ==========       =========         =========        ===========
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.998849         10.475896         2,416.1290
  01/01/2006    to  12/31/2006       10.475896         11.989012         2,580.3993
  01/01/2007    to  12/31/2007       11.989012         11.526833         1,073.0525
  01/01/2008    to  12/31/2008       11.526833          7.284283         1,109.0177
============   ==== ==========       =========         =========        ===========
 VAN KAMPEN MID CAP GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B))
  10/30/2002    to  12/31/2002        6.852817          6.573580         1,818.1465
  01/01/2003    to  12/31/2003        6.573580          8.796747         6,069.1032
  01/01/2004    to  12/31/2004        8.796747          9.753649         7,507.6464
  01/01/2005    to  12/31/2005        9.753649         10.059071         2,865.3746
  01/01/2006    to  12/31/2006       10.059071         10.749914         2,859.5128
  01/01/2007    to  12/31/2007       10.749914         13.088605         2,854.3420
  01/01/2008    to  12/31/2008       13.088605          6.872158         2,847.4527
============   ==== ==========       =========         =========        ===========
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       44.994946         45.187527            33.1922
  01/01/2006    to  12/31/2006       45.187527         46.404498           161.9672
  01/01/2007    to  12/31/2007       46.404498         48.511491           157.3424
  01/01/2008    to  12/31/2008       48.511491         46.082096           121.6597
============   ==== ==========       =========         =========        ===========
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
  05/01/2005    to  12/31/2005        9.962131         10.067108         1,506.1577
  01/01/2006    to  12/31/2006       10.067108         10.379339         1,528.5288
  01/01/2007    to  12/31/2007       10.379339         10.726990         1,615.8009
  01/01/2008    to  12/31/2008       10.726990         10.852384        34,587.3751
============   ==== ==========       =========         =========        ===========
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - MONEY MARKET SUB-ACCOUNT (CLASS B))
  10/30/2002    to  12/31/2002       10.131401         10.122875           876.9102
  01/01/2003    to  12/31/2003       10.122875         10.025490         9,585.7913
  01/01/2004    to  12/31/2004       10.025490          9.949131         1,143.9346
  01/01/2005    to  04/30/2005        9.949131          9.962144             0.0000
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  10/30/2002    to  12/31/2002        7.676069          7.816345         4,833.6752
  01/01/2003    to  12/31/2003        7.816345         10.593988         7,740.3150
  01/01/2004    to  12/31/2004       10.593988         11.387381        29,109.0023
  01/01/2005    to  12/31/2005       11.387381         11.847505        19,939.7766
  01/01/2006    to  12/31/2006       11.847505         12.832183         5,733.2526
  01/01/2007    to  12/31/2007       12.832183         12.611970         5,768.1282
  01/01/2008    to  12/31/2008       12.611970          7.411236         6,072.7754
============   ==== ==========       =========         =========        ===========
 CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY MET INVESTORS SERIES TRUST - J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS
B))
  10/30/2002    to  12/31/2002       11.455383         11.496546         1,916.7875
  01/01/2003    to  12/31/2003       11.496546         15.100620         2,346.0208
  01/01/2004    to  11/19/2004       15.100620         16.257944         2,426.8073
============   ==== ==========       =========         =========        ===========
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  10/30/2002    to  12/31/2002        8.295268          8.357717         1,879.7995
  01/01/2003    to  12/31/2003        8.357717         10.774657        51,132.3303
  01/01/2004    to  12/31/2004       10.774657         11.914458        62,017.0154
  01/01/2005    to  12/31/2005       11.914458         12.940186        55,913.7510
  01/01/2006    to  12/31/2006       12.940186         14.599039        44,108.4589
  01/01/2007    to  12/31/2007       14.599039         15.032974        41,915.2048
  01/01/2008    to  12/31/2008       15.032974          8.974351        28,401.1058
============   ==== ==========       =========         =========        ===========
 FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
  04/30/2007    to  12/31/2007       11.561403         11.176208           232.8390
  01/01/2008    to  12/31/2008       11.176208          6.467885             0.0000
============   ==== ==========       =========         =========        ===========
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005        9.767628         11.732904         3,331.0108
  01/01/2006    to  12/31/2006       11.732904         11.862235         5,886.8681
  01/01/2007    to  12/31/2007       11.862235         13.028539         3,995.2464
  01/01/2008    to  12/31/2008       13.028539          8.151742         3,256.8272
============   ==== ==========       =========         =========        ===========
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM VOYAGER SUB-ACCOUNT (CLASS B))
  05/01/2003    to  12/31/2003       10.000000         11.731978             0.0000
  01/01/2004    to  12/31/2004       11.731978         12.108329             0.0000
  01/01/2005    to  04/30/2005       12.108329         11.137070             0.0000
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 JULIUS BAER INTERNATIONAL STOCK SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       10.000000         12.622994        27,935.8107
  01/01/2004    to  12/31/2004       12.622994         14.684894        26,584.1235
  01/01/2005    to  12/31/2005       14.684894         17.028072        21,458.2870
  01/01/2006    to  12/31/2006       17.028072         19.516872        14,793.0023
  01/01/2007    to  12/31/2007       19.516872         21.181830        13,377.6905
  01/01/2008    to  12/31/2008       21.181830         11.645978         7,110.6997
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) TOTAL RETURN SUB-ACCOUNT (CLASS B)
  05/01/2002    to  12/31/2002       10.000000          9.123353           288.6972
  01/01/2003    to  12/31/2003        9.123353         10.501575         1,732.9316
  01/01/2004    to  12/31/2004       10.501575         11.493282         2,053.4547
  01/01/2005    to  12/31/2005       11.493282         11.657051         1,580.7692
  01/01/2006    to  12/31/2006       11.657051         12.867217         1,580.4625
  01/01/2007    to  12/31/2007       12.867217         13.209784         1,575.4086
  01/01/2008    to  12/31/2008       13.209784         10.114637         1,365.8772
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) VALUE SUB-ACCOUNT (CLASS B)
  04/28/2008    to  12/31/2008       15.982457         11.145871             0.0000
============   ==== ==========       =========         =========        ===========
 OPPENHEIMER GLOBAL EQUITY SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       14.365585         16.824885             0.0000
  01/01/2006    to  12/31/2006       16.824885         19.304552             0.0000
  01/01/2007    to  12/31/2007       19.304552         20.226655             0.0000
  01/01/2008    to  12/31/2008       20.226655         11.855415             0.0000
============   ==== ==========       =========         =========        ===========
 PUTNAM VARIABLE TRUST
 PUTNAM VT EQUITY INCOME SUB-ACCOUNT (CLASS B)
  05/01/2003    to  12/31/2003       10.000000         12.037577         2,812.0988
  01/01/2004    to  12/31/2004       12.037577         13.272548         2,807.3588
  01/01/2005    to  12/31/2005       13.272548         13.809168             0.0000
  01/01/2006    to  12/31/2006       13.809168         16.183832             0.0000
  01/01/2007    to  12/31/2007       16.183832         16.466350             0.0000
  01/01/2008    to  12/31/2008       16.466350         11.180272             0.0000
============   ==== ==========       =========         =========        ===========
 PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB)
  10/30/2002    to  12/31/2002        8.875915          8.965451             8.2108
  01/01/2003    to  12/31/2003        8.965451         11.261659             0.0000
  01/01/2004    to  12/31/2004       11.261659         12.338602             0.0000
  01/01/2005    to  12/31/2005       12.338602         12.803698             0.0000
  01/01/2006    to  12/31/2006       12.803698         14.635138             0.0000
  01/01/2007    to  12/31/2007       14.635138         13.559101             0.0000
  01/01/2008    to  12/31/2008       13.559101          8.196072             0.0000
============   ==== ==========       =========         =========        ===========

                       1.40% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       12.455111         13.042619             0.0000
  01/01/2007    to  12/31/2007       13.042619         13.231586             0.0000
  01/01/2008    to  12/31/2008       13.231586          7.722094         3,780.5518
============   ==== ==========       =========         =========        ===========
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       11.514026         12.126242             0.0000
  01/01/2007    to  12/31/2007       12.126242         12.540561             0.0000
  01/01/2008    to  12/31/2008       12.540561          8.416529             0.0000
============   ==== ==========       =========         =========        ===========
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       10.634052         11.159705             0.0000
  01/01/2007    to  12/31/2007       11.159705         11.655090             0.0000
  01/01/2008    to  12/31/2008       11.655090          9.119270             0.0000
============   ==== ==========       =========         =========        ===========
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       12.132810         12.785659             0.0000
  01/01/2007    to  12/31/2007       12.785659         13.199806             0.0000
  01/01/2008    to  12/31/2008       13.199806          8.086995        31,923.5984
============   ==== ==========       =========         =========        ===========
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
  05/01/2006    to  12/31/2006       11.045054         11.605616             0.0000
  01/01/2007    to  12/31/2007       11.605616         12.153713             0.0000
  01/01/2008    to  12/31/2008       12.153713          8.817939             0.0000
============   ==== ==========       =========         =========        ===========

FINANCIAL STATEMENTS

The financial statements of the Separate Account, the Company and of General American Life Insurance Company are included herein.


The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.


The consolidated financial statements of General American Life Insurance Company are included because for contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that the Company will have sufficient funds to meet its obligations under the contracts.

ANNUAL REPORT

DECEMBER 31, 2008

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

OF

FIRST METLIFE INVESTORS INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
First MetLife Investors Variable Annuity Account One and the Board of Directors of First MetLife Investors Insurance Company:

We have audited the accompanying statements of assets and liabilities of First MetLife Investors Variable Annuity Account One (the "Separate Account") of First MetLife Investors Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Appendix A as of December 31, 2008, the related statements of operations for each of the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2008, the results of their operations for each of the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 31, 2009

APPENDIX A

MIST Lord Abbett Growth and Income Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Lord Abbett Mid Cap Value Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST Legg Mason Partners Aggressive Growth
Sub-Account
MIST Van Kampen Mid Cap Growth Sub-Account
MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account
MIST MFS Research International Sub-Account
MIST Lazard Mid Cap Sub-Account
MIST Met/AIM Small Cap Growth Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Third Avenue Small Cap Value Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST Turner Mid Cap Growth Sub-Account
MIST Goldman Sachs Mid Cap Value Sub-Account
MIST MetLife Defensive Strategy Sub-Account
MIST MetLife Moderate Strategy Sub-Account
MIST MetLife Balanced Strategy Sub-Account
MIST MetLife Growth Strategy Sub-Account
MIST MetLife Aggressive Strategy Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST Van Kampen Comstock Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST MFS Emerging Markets Equity Sub-Account
MIST Loomis Sayles Global Markets Sub-Account
MIST Met/AIM Capital Appreciation Sub-Account
MIST BlackRock High Yield Sub-Account
MIST Janus Forty Sub-Account
MIST Pioneer Fund Sub-Account
MIST Pioneer Strategic Income Sub-Account
MIST Dreman Small Cap Value Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Rainier Large Cap Equity Sub-Account
MIST American Funds Balanced Allocation
Sub-Account
MIST American Funds Bond Sub-Account
MIST American Funds Growth Sub-Account
MIST American Funds Growth Allocation
Sub-Account
MIST American Funds International Sub-Account
MIST American Funds Moderate Allocation
Sub-Account
MIST Met/Templeton Growth Sub-Account
MIST Met/Franklin Mutual Shares Sub-Account
MIST Met/Franklin Templeton Founding Strategy
Sub-Account

Russell Multi-Style Equity Sub-Account
Russell Aggressive Equity Sub-Account
Russell Non-U.S. Sub-Account
Russell Core Bond Sub-Account
Russell Real Estate Securities Sub-Account
AIM V.I. International Growth Sub-Account
AIM V.I. Global Real Estate Sub-Account
Putnam VT Growth & Income Sub-Account
Putnam VT Equity Income Sub-Account
Putnam VT Vista Sub-Account
FTVIPT Templeton Foreign Securities Sub-Account
FTVIPT Templeton Growth Securities Sub-Account
FTVIPT Templeton Global Income Securities
Sub-Account
FTVIPT Mutual Shares Securities Sub-Account
FTVIPT Franklin Income Securities Sub-Account
FTVIPT Franklin Small Cap Value Securities
Sub-Account
Fidelity VIP Equity-Income Sub-Account
Fidelity VIP Mid Cap Sub-Account
Fidelity VIP Contrafund Sub-Account
MSF MetLife Stock Index Sub-Account
MSF Julius Baer International Stock Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Money Market Sub-Account
MSF Davis Venture Value Sub-Account
MSF Harris Oakmark Focused Value Sub-Account
MSF Jennison Growth Sub-Account
MSF MFS Total Return Sub-Account
MSF Capital Guardian U.S. Equity Sub-Account
MSF Western Asset Management Strategic Bond
Opportunities Sub-Account
MSF Western Asset Management U.S. Government
Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF Franklin Templeton Small Cap Growth
Sub-Account
MSF BlackRock Strategic Value Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF FI Large Cap Sub-Account
MSF FI Value Leaders Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation
Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation
Sub-Account
MSF MFS Value Sub-Account

MSF Met/Dimensional International Small Company
Sub-Account
PIMCO VIT High Yield Sub-Account
PIMCO VIT Low Duration Sub-Account
Pioneer VCT Mid Cap Value Sub-Account
American Funds Bond Sub-Account
American Funds Global Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Growth Sub-Account
American Funds Global Small Capitalization
Sub-Account
UIF Equity and Income Sub-Account
UIF U.S. Mid Cap Sub-Account
UIF U.S. Real Estate Sub-Account
Van Kampen LIT Comstock Sub-Account
Van Kampen LIT Growth and Income Sub-Account
LMPVET Small Cap Growth Sub-Account
LMPVET Investors Sub-Account
LMPVET Equity Index Sub-Account
LMPVET Fundamental Value Sub-Account
LMPVET Appreciation Sub-Account
LMPVET Aggressive Growth Sub-Account
LMPVET Large Cap Growth Sub-Account
LMPVET Social Awareness Sub-Account
LMPVET Capital and Income Sub-Account
LMPVET Capital Sub-Account
LMPVET Global Equity Sub-Account
LMPVET Dividend Strategy Sub-Account
LMPVET Lifestyle Allocation 50% Sub-Account
LMPVET Lifestyle Allocation 70% Sub-Account
LMPVET Lifestyle Allocation 85% Sub-Account
LMPVIT Global High Yield Bond Sub-Account
LMPVIT Adjustable Rate Income Sub-Account
LMPVIT Money Market Sub-Account
Oppenheimer Main Street Small Cap Sub-Account

This page is intentionally left blank.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                        MIST LORD ABBETT MIST LORD ABBETT MIST LORD ABBETT     MIST OPPENHEIMER
                                       GROWTH AND INCOME   BOND DEBENTURE    MID CAP VALUE CAPITAL APPRECIATION
                                             SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT          SUB-ACCOUNT
                                       ----------------- ---------------- ---------------- --------------------
ASSETS:
  Investments at fair value                 $ 29,752,757     $ 19,476,017      $ 5,553,519         $ 12,189,363
  Due from First MetLife Investors
     Insurance Company                                --               --               --                   --
                                       ----------------- ---------------- ---------------- --------------------
       Total Assets                           29,752,757       19,476,017        5,553,519           12,189,363
                                       ----------------- ---------------- ---------------- --------------------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                               687              654            1,018                  819
                                       ----------------- ---------------- ---------------- --------------------
       Total Liabilities                             687              654            1,018                  819
                                       ----------------- ---------------- ---------------- --------------------
NET ASSETS                                  $ 29,752,070     $ 19,475,363      $ 5,552,501         $ 12,188,544
                                       ================= ================ ================ ====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units          29,744,784       19,470,061        5,552,501           12,185,980
  Net assets from contracts in payouts             7,286            5,302               --                2,564
                                       ----------------- ---------------- ---------------- --------------------
       Total Net Assets                     $ 29,752,070     $ 19,475,363      $ 5,552,501         $ 12,188,544
                                       ================= ================ ================ ====================

The accompanying notes are an integral part of these financial statements.

    MIST LEGG MASON
PARTNERS AGGRESSIVE MIST VAN KAMPEN   MIST PIMCO    MIST RCM MIST T. ROWE PRICE MIST MFS RESEARCH
             GROWTH  MID CAP GROWTH TOTAL RETURN  TECHNOLOGY     MID CAP GROWTH     INTERNATIONAL
        SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
------------------- --------------- ------------ ----------- ------------------ -----------------
        $ 7,614,184     $ 1,792,666 $ 57,334,317 $ 3,567,733       $ 13,198,860      $ 25,570,931
                 --              --           --          --                 --                --
------------------- --------------- ------------ ----------- ------------------ -----------------
          7,614,184       1,792,666   57,334,317   3,567,733         13,198,860        25,570,931
------------------- --------------- ------------ ----------- ------------------ -----------------
                520             863          512         416                392               654
------------------- --------------- ------------ ----------- ------------------ -----------------
                520             863          512         416                392               654
------------------- --------------- ------------ ----------- ------------------ -----------------
        $ 7,613,664     $ 1,791,803 $ 57,333,805 $ 3,567,317       $ 13,198,468      $ 25,570,277
=================== =============== ============ =========== ================== =================
          7,612,358       1,791,803   57,332,205   3,567,317         13,197,583        25,570,277
              1,306              --        1,600          --                885                --
------------------- --------------- ------------ ----------- ------------------ -----------------
        $ 7,613,664     $ 1,791,803 $ 57,333,805 $ 3,567,317       $ 13,198,468      $ 25,570,277
=================== =============== ============ =========== ================== =================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONTINUED)

                                                                      MIST HARRIS
                                       MIST LAZARD     MIST MET/AIM       OAKMARK MIST THIRD AVENUE
                                           MID CAP SMALL CAP GROWTH INTERNATIONAL   SMALL CAP VALUE
                                       SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT
                                       ----------- ---------------- ------------- -----------------
ASSETS:
  Investments at fair value            $ 7,569,706      $ 9,944,636  $ 24,563,221      $ 19,890,491
  Due from First MetLife Investors
     Insurance Company                          --               --            --                --
                                       ----------- ---------------- ------------- -----------------
       Total Assets                      7,569,706        9,944,636    24,563,221        19,890,491
                                       ----------- ---------------- ------------- -----------------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                         870              838           381               539
                                       ----------- ---------------- ------------- -----------------
       Total Liabilities                       870              838           381               539
                                       ----------- ---------------- ------------- -----------------
NET ASSETS                             $ 7,568,836      $ 9,943,798  $ 24,562,840      $ 19,889,952
                                       =========== ================ ============= =================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units     7,549,775        9,941,146    24,558,551        19,887,086
  Net assets from contracts in payouts      19,061            2,652         4,289             2,866
                                       ----------- ---------------- ------------- -----------------
       Total Net Assets                $ 7,568,836      $ 9,943,798  $ 24,562,840      $ 19,889,952
                                       =========== ================ ============= =================

The accompanying notes are an integral part of these financial statements.

         MIST PIMCO
INFLATION PROTECTED MIST CLARION GLOBAL    MIST TURNER MIST GOLDMAN SACHS       MIST METLIFE      MIST METLIFE
               BOND         REAL ESTATE MID CAP GROWTH      MID CAP VALUE DEFENSIVE STRATEGY MODERATE STRATEGY
        SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
------------------- ------------------- -------------- ------------------ ------------------ -----------------
       $ 34,541,609         $ 9,395,145    $ 4,554,173       $ 11,451,776       $ 70,218,729     $ 115,658,285
                 --                  --             --                 --                 --                --
------------------- ------------------- -------------- ------------------ ------------------ -----------------
         34,541,609           9,395,145      4,554,173         11,451,776         70,218,729       115,658,285
------------------- ------------------- -------------- ------------------ ------------------ -----------------
                346                 622            372                352                109               169
------------------- ------------------- -------------- ------------------ ------------------ -----------------
                346                 622            372                352                109               169
------------------- ------------------- -------------- ------------------ ------------------ -----------------
       $ 34,541,263         $ 9,394,523    $ 4,553,801       $ 11,451,424       $ 70,218,620     $ 115,658,116
=================== =================== ============== ================== ================== =================
         34,539,541           9,394,523      4,553,801         11,451,424         70,218,620       115,658,116
              1,722                  --             --                 --                 --                --
------------------- ------------------- -------------- ------------------ ------------------ -----------------
       $ 34,541,263         $ 9,394,523    $ 4,553,801       $ 11,451,424       $ 70,218,620     $ 115,658,116
=================== =================== ============== ================== ================== =================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONTINUED)

                                            MIST METLIFE    MIST METLIFE        MIST METLIFE   MIST SSGA
                                       BALANCED STRATEGY GROWTH STRATEGY AGGRESSIVE STRATEGY  GROWTH ETF
                                             SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT SUB-ACCOUNT
                                       ----------------- --------------- ------------------- -----------
ASSETS:
  Investments at fair value                $ 223,880,578   $ 262,939,972        $ 44,335,897 $ 1,463,388
  Due from First MetLife Investors
     Insurance Company                                --              --                  --          --
                                       ----------------- --------------- ------------------- -----------
       Total Assets                          223,880,578     262,939,972          44,335,897   1,463,388
                                       ----------------- --------------- ------------------- -----------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                               373             328                 118         187
                                       ----------------- --------------- ------------------- -----------
       Total Liabilities                             373             328                 118         187
                                       ----------------- --------------- ------------------- -----------
NET ASSETS                                 $ 223,880,205   $ 262,939,644        $ 44,335,779 $ 1,463,201
                                       ================= =============== =================== ===========
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         223,766,845     262,939,644          44,335,779   1,463,201
  Net assets from contracts in payouts           113,360              --                  --          --
                                       ----------------- --------------- ------------------- -----------
       Total Net Assets                    $ 223,880,205   $ 262,939,644        $ 44,335,779 $ 1,463,201
                                       ================= =============== =================== ===========

The accompanying notes are an integral part of these financial statements.

MIST SSGA GROWTH MIST VAN KAMPEN MIST LEGG MASON MIST MFS EMERGING MIST LOOMIS SAYLES         MIST MET/AIM
  AND INCOME ETF        COMSTOCK    VALUE EQUITY    MARKETS EQUITY     GLOBAL MARKETS CAPITAL APPRECIATION
     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
---------------- --------------- --------------- ----------------- ------------------ --------------------
     $ 1,215,708     $ 9,694,376     $ 4,721,240      $ 11,946,790        $ 7,371,534            $ 252,568
              --              --              --                --                 --                   --
---------------- --------------- --------------- ----------------- ------------------ --------------------
       1,215,708       9,694,376       4,721,240        11,946,790          7,371,534              252,568
---------------- --------------- --------------- ----------------- ------------------ --------------------
              62             708             955               757                401                  507
---------------- --------------- --------------- ----------------- ------------------ --------------------
              62             708             955               757                401                  507
---------------- --------------- --------------- ----------------- ------------------ --------------------
     $ 1,215,646     $ 9,693,668     $ 4,720,285      $ 11,946,033        $ 7,371,133            $ 252,061
================ =============== =============== ================= ================== ====================
       1,215,646       9,693,668       4,720,285        11,946,033          7,371,133              252,061
              --              --              --                --                 --                   --
---------------- --------------- --------------- ----------------- ------------------ --------------------
     $ 1,215,646     $ 9,693,668     $ 4,720,285      $ 11,946,033        $ 7,371,133            $ 252,061
================ =============== =============== ================= ================== ====================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONTINUED)

                                       MIST BLACKROCK                                        MIST PIONEER
                                           HIGH YIELD MIST JANUS FORTY MIST PIONEER FUND STRATEGIC INCOME
                                          SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                       -------------- ---------------- ----------------- ----------------
ASSETS:
  Investments at fair value               $ 1,506,764      $ 2,310,340         $ 883,876      $ 8,802,181
  Due from First MetLife Investors
     Insurance Company                             --               --                --               --
                                       -------------- ---------------- ----------------- ----------------
       Total Assets                         1,506,764        2,310,340           883,876        8,802,181
                                       -------------- ---------------- ----------------- ----------------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                            522              512               661              416
                                       -------------- ---------------- ----------------- ----------------
       Total Liabilities                          522              512               661              416
                                       -------------- ---------------- ----------------- ----------------
NET ASSETS                                $ 1,506,242      $ 2,309,828         $ 883,215      $ 8,801,765
                                       ============== ================ ================= ================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        1,506,242        2,309,828           883,215        8,801,765
  Net assets from contracts in payouts             --               --                --               --
                                       -------------- ---------------- ----------------- ----------------
       Total Net Assets                   $ 1,506,242      $ 2,309,828         $ 883,215      $ 8,801,765
                                       ============== ================ ================= ================

The accompanying notes are an integral part of these financial statements.

                                                 MIST AMERICAN
    MIST DREMAN MIST BLACKROCK     MIST RAINIER FUNDS BALANCED MIST AMERICAN MIST AMERICAN
SMALL CAP VALUE LARGE CAP CORE LARGE CAP EQUITY     ALLOCATION    FUNDS BOND  FUNDS GROWTH
    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
--------------- -------------- ---------------- -------------- ------------- -------------
    $ 2,970,289      $ 454,454      $ 2,372,326   $ 24,318,464   $ 2,619,571   $ 4,925,004
             --             --               --             --            --            --
--------------- -------------- ---------------- -------------- ------------- -------------
      2,970,289        454,454        2,372,326     24,318,464     2,619,571     4,925,004
--------------- -------------- ---------------- -------------- ------------- -------------
            301            234              329            162           350           216
--------------- -------------- ---------------- -------------- ------------- -------------
            301            234              329            162           350           216
--------------- -------------- ---------------- -------------- ------------- -------------
    $ 2,969,988      $ 454,220      $ 2,371,997   $ 24,318,302   $ 2,619,221   $ 4,924,788
=============== ============== ================ ============== ============= =============
      2,969,988        454,220        2,371,997     24,318,302     2,619,221     4,924,788
             --             --               --             --            --            --
--------------- -------------- ---------------- -------------- ------------- -------------
    $ 2,969,988      $ 454,220      $ 2,371,997   $ 24,318,302   $ 2,619,221   $ 4,924,788
=============== ============== ================ ============== ============= =============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONTINUED)

                                       MIST AMERICAN                      MIST AMERICAN
                                        FUNDS GROWTH       MIST AMERICAN FUNDS MODERATE MIST MET/TEMPLETON
                                          ALLOCATION FUNDS INTERNATIONAL     ALLOCATION             GROWTH
                                         SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
                                       ------------- ------------------- -------------- ------------------
ASSETS:
  Investments at fair value             $ 24,302,002         $ 3,192,525   $ 12,227,199           $ 15,276
  Due from First MetLife Investors
     Insurance Company                            --                  --             --                 --
                                       ------------- ------------------- -------------- ------------------
       Total Assets                       24,302,002           3,192,525     12,227,199             15,276
                                       ------------- ------------------- -------------- ------------------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                           223                 255            251                 24
                                       ------------- ------------------- -------------- ------------------
       Total Liabilities                         223                 255            251                 24
                                       ------------- ------------------- -------------- ------------------
NET ASSETS                              $ 24,301,779         $ 3,192,270   $ 12,226,948           $ 15,252
                                       ============= =================== ============== ==================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      24,301,779           3,192,270     12,226,948             15,252
  Net assets from contracts in payouts            --                  --             --                 --
                                       ------------- ------------------- -------------- ------------------
       Total Net Assets                 $ 24,301,779         $ 3,192,270   $ 12,226,948           $ 15,252
                                       ============= =================== ============== ==================

The accompanying notes are an integral part of these financial statements.

                   MIST MET/FRANKLIN
MIST MET/FRANKLIN TEMPLETON FOUNDING RUSSELL MULTI-STYLE RUSSELL AGGRESSIVE
    MUTUAL SHARES           STRATEGY              EQUITY             EQUITY RUSSELL NON-U.S. RUSSELL CORE BOND
      SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
----------------- ------------------ ------------------- ------------------ ---------------- -----------------
        $ 801,612        $ 7,692,039            $ 35,097            $ 4,577         $ 20,633          $ 56,714
               --                 --                  --                 --               --                --
----------------- ------------------ ------------------- ------------------ ---------------- -----------------
          801,612          7,692,039              35,097              4,577           20,633            56,714
----------------- ------------------ ------------------- ------------------ ---------------- -----------------
              544                446                  81                 88               89                45
----------------- ------------------ ------------------- ------------------ ---------------- -----------------
              544                446                  81                 88               89                45
----------------- ------------------ ------------------- ------------------ ---------------- -----------------
        $ 801,068        $ 7,691,593            $ 35,016            $ 4,489         $ 20,544          $ 56,669
================= ================== =================== ================== ================ =================
          801,068          7,691,593              35,016              4,489           20,544            56,669
               --                 --                  --                 --               --                --
----------------- ------------------ ------------------- ------------------ ---------------- -----------------
        $ 801,068        $ 7,691,593            $ 35,016            $ 4,489         $ 20,544          $ 56,669
================= ================== =================== ================== ================ =================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONTINUED)

                                       RUSSELL REAL ESTATE             AIM V.I. AIM V.I. GLOBAL PUTNAM VT GROWTH
                                                SECURITIES INTERNATIONAL GROWTH     REAL ESTATE       AND INCOME
                                               SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                       ------------------- -------------------- --------------- ----------------
ASSETS:
  Investments at fair value                        $ 7,423            $ 908,679        $ 93,325        $ 103,857
  Due from First MetLife Investors
     Insurance Company                                  --                   --              --                3
                                       ------------------- -------------------- --------------- ----------------
       Total Assets                                  7,423              908,679          93,325          103,860
                                       ------------------- -------------------- --------------- ----------------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                                  66                  494             169              142
                                       ------------------- -------------------- --------------- ----------------
       Total Liabilities                                66                  494             169              142
                                       ------------------- -------------------- --------------- ----------------
NET ASSETS                                         $ 7,357            $ 908,185        $ 93,156        $ 103,718
                                       =================== ==================== =============== ================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units                 7,357              908,185          93,156          103,718
  Net assets from contracts in payouts                  --                   --              --               --
                                       ------------------- -------------------- --------------- ----------------
       Total Net Assets                            $ 7,357            $ 908,185        $ 93,156        $ 103,718
                                       =================== ==================== =============== ================

The accompanying notes are an integral part of these financial statements.

                                                                      FTVIPT TEMPLETON
PUTNAM VT EQUITY                   FTVIPT TEMPLETON  FTVIPT TEMPLETON    GLOBAL INCOME     FTVIPT MUTUAL
          INCOME PUTNAM VT VISTA FOREIGN SECURITIES GROWTH SECURITIES       SECURITIES SHARES SECURITIES
     SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
---------------- --------------- ------------------ ----------------- ---------------- -----------------
        $ 81,014        $ 72,781       $ 11,284,885         $ 797,946        $ 613,591       $ 1,616,613
              --              --                 --                --               --                --
---------------- --------------- ------------------ ----------------- ---------------- -----------------
          81,014          72,781         11,284,885           797,946          613,591         1,616,613
---------------- --------------- ------------------ ----------------- ---------------- -----------------
             136              45                500               418              339               404
---------------- --------------- ------------------ ----------------- ---------------- -----------------
             136              45                500               418              339               404
---------------- --------------- ------------------ ----------------- ---------------- -----------------
        $ 80,878        $ 72,736       $ 11,284,385         $ 797,528        $ 613,252       $ 1,616,209
================ =============== ================== ================= ================ =================
          80,878          72,736         11,274,997           797,528          613,252         1,616,209
              --              --              9,388                --               --                --
---------------- --------------- ------------------ ----------------- ---------------- -----------------
        $ 80,878        $ 72,736       $ 11,284,385         $ 797,528        $ 613,252       $ 1,616,209
================ =============== ================== ================= ================ =================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONTINUED)

                                                         FTVIPT FRANKLIN
                                         FTVIPT FRANKLIN SMALL CAP VALUE  FIDELITY VIP
                                       INCOME SECURITIES      SECURITIES EQUITY-INCOME FIDELITY VIP MID CAP
                                             SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT          SUB-ACCOUNT
                                       ----------------- --------------- ------------- --------------------
ASSETS:
  Investments at fair value                 $ 14,005,425       $ 133,003      $ 32,937          $ 1,543,432
  Due from First MetLife Investors
     Insurance Company                                --              --            --                   --
                                       ----------------- --------------- ------------- --------------------
       Total Assets                           14,005,425         133,003        32,937            1,543,432
                                       ----------------- --------------- ------------- --------------------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                               521             219           137                  375
                                       ----------------- --------------- ------------- --------------------
       Total Liabilities                             521             219           137                  375
                                       ----------------- --------------- ------------- --------------------
NET ASSETS                                  $ 14,004,904       $ 132,784      $ 32,800          $ 1,543,057
                                       ================= =============== ============= ====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units          14,004,904         132,784        32,800            1,543,057
  Net assets from contracts in payouts                --              --            --                   --
                                       ----------------- --------------- ------------- --------------------
       Total Net Assets                     $ 14,004,904       $ 132,784      $ 32,800          $ 1,543,057
                                       ================= =============== ============= ====================

The accompanying notes are an integral part of these financial statements.

FIDELITY VIP MSF METLIFE STOCK     MSF JULIUS BAER MSF BLACKROCK MSF BLACKROCK     MSF DAVIS
  CONTRAFUND             INDEX INTERNATIONAL STOCK   BOND INCOME  MONEY MARKET VENTURE VALUE
 SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
------------ ----------------- ------------------- ------------- ------------- -------------
$ 10,109,010      $ 16,018,465           $ 286,830   $ 5,078,262  $ 57,731,719  $ 39,411,444
          --                --                  --            --             9            --
------------ ----------------- ------------------- ------------- ------------- -------------
  10,109,010        16,018,465             286,830     5,078,262    57,731,728    39,411,444
------------ ----------------- ------------------- ------------- ------------- -------------
         452               392                 217           620           227           550
------------ ----------------- ------------------- ------------- ------------- -------------
         452               392                 217           620           227           550
------------ ----------------- ------------------- ------------- ------------- -------------
$ 10,108,558      $ 16,018,073           $ 286,613   $ 5,077,642  $ 57,731,501  $ 39,410,894
============ ================= =================== ============= ============= =============
  10,108,558        16,014,996             286,613     5,077,642    57,461,619    39,408,513
          --             3,077                  --            --       269,882         2,381
------------ ----------------- ------------------- ------------- ------------- -------------
$ 10,108,558      $ 16,018,073           $ 286,613   $ 5,077,642  $ 57,731,501  $ 39,410,894
============ ================= =================== ============= ============= =============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONTINUED)

                                       MSF HARRIS OAKMARK MSF JENNISON      MSF MFS          MSF CAPITAL
                                            FOCUSED VALUE       GROWTH TOTAL RETURN GUARDIAN U.S. EQUITY
                                              SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT          SUB-ACCOUNT
                                       ------------------ ------------ ------------ --------------------
ASSETS:
  Investments at fair value                   $ 9,489,644 $ 15,052,849  $ 6,738,480            $ 468,483
  Due from First MetLife Investors
     Insurance Company                                 --           --           --                   --
                                       ------------------ ------------ ------------ --------------------
       Total Assets                             9,489,644   15,052,849    6,738,480              468,483
                                       ------------------ ------------ ------------ --------------------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                                513          592          710                  381
                                       ------------------ ------------ ------------ --------------------
       Total Liabilities                              513          592          710                  381
                                       ------------------ ------------ ------------ --------------------
NET ASSETS                                    $ 9,489,131 $ 15,052,257  $ 6,737,770            $ 468,102
                                       ================== ============ ============ ====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units            9,487,516   15,050,722    6,737,770              468,102
  Net assets from contracts in payouts              1,615        1,535           --                   --
                                       ------------------ ------------ ------------ --------------------
       Total Net Assets                       $ 9,489,131 $ 15,052,257  $ 6,737,770            $ 468,102
                                       ================== ============ ============ ====================

The accompanying notes are an integral part of these financial statements.

   MSF WESTERN ASSET MSF WESTERN ASSET                                        MSF FRANKLIN
MANAGEMENT STRATEGIC        MANAGEMENT MSF T. ROWE PRICE MSF T. ROWE PRICE TEMPLETON SMALL   MSF BLACKROCK
  BOND OPPORTUNITIES   U.S. GOVERNMENT  SMALL CAP GROWTH  LARGE CAP GROWTH      CAP GROWTH STRATEGIC VALUE
         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
-------------------- ----------------- ----------------- ----------------- --------------- ---------------
            $ 23,197      $ 11,685,795         $ 352,561         $ 573,904       $ 161,909        $ 13,550
                   1                --                --                --              --              --
-------------------- ----------------- ----------------- ----------------- --------------- ---------------
              23,198        11,685,795           352,561           573,904         161,909          13,550
-------------------- ----------------- ----------------- ----------------- --------------- ---------------
                 117               634               155               357              89             156
-------------------- ----------------- ----------------- ----------------- --------------- ---------------
                 117               634               155               357              89             156
-------------------- ----------------- ----------------- ----------------- --------------- ---------------
            $ 23,081      $ 11,685,161         $ 352,406         $ 573,547       $ 161,820        $ 13,394
==================== ================= ================= ================= =============== ===============
              23,081        11,685,161           352,406           573,547         161,820          13,394
                  --                --                --                --              --              --
-------------------- ----------------- ----------------- ----------------- --------------- ---------------
            $ 23,081      $ 11,685,161         $ 352,406         $ 573,547       $ 161,820        $ 13,394
==================== ================= ================= ================= =============== ===============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONTINUED)

                                       MSF OPPENHEIMER                  MSF FI VALUE           MSF METLIFE
                                         GLOBAL EQUITY MSF FI LARGE CAP      LEADERS AGGRESSIVE ALLOCATION
                                           SUB-ACCOUNT      SUB-ACCOUNT  SUB-ACCOUNT           SUB-ACCOUNT
                                       --------------- ---------------- ------------ ---------------------
ASSETS:
  Investments at fair value                  $ 313,763        $ 262,531    $ 333,680           $ 1,139,623
  Due from First MetLife Investors
     Insurance Company                              --               --           --                    --
                                       --------------- ---------------- ------------ ---------------------
       Total Assets                            313,763          262,531      333,680             1,139,623
                                       --------------- ---------------- ------------ ---------------------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                             274              303          417                   331
                                       --------------- ---------------- ------------ ---------------------
       Total Liabilities                           274              303          417                   331
                                       --------------- ---------------- ------------ ---------------------
NET ASSETS                                   $ 313,489        $ 262,228    $ 333,263           $ 1,139,292
                                       =============== ================ ============ =====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units           313,489          262,228      333,263             1,139,292
  Net assets from contracts in payouts              --               --           --                    --
                                       --------------- ---------------- ------------ ---------------------
       Total Net Assets                      $ 313,489        $ 262,228    $ 333,263           $ 1,139,292
                                       =============== ================ ============ =====================

The accompanying notes are an integral part of these financial statements.

                                                                                                         MSF
 MSF METLIFE         MSF METLIFE                               MSF METLIFE                   MET/DIMENSIONAL
CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE           MODERATE TO               INTERNATIONAL SMALL
  ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION MSF MFS VALUE             COMPANY
 SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT   SUB-ACCOUNT         SUB-ACCOUNT
------------ ------------------- ------------------- --------------------- ------------- -------------------
 $ 1,260,043         $ 1,721,745         $ 9,268,186           $ 5,615,300   $ 1,701,815            $ 55,390
          --                  --                  --                    --            --                  --
------------ ------------------- ------------------- --------------------- ------------- --- ---------------
   1,260,043           1,721,745           9,268,186             5,615,300     1,701,815              55,390
------------ ------------------- ------------------- --------------------- ------------- --- ---------------
          76                 118                 145                   170           486                  23
------------ ------------------- ------------------- --------------------- ------------- --- ---------------
          76                 118                 145                   170           486                  23
------------ ------------------- ------------------- --------------------- ------------- --- ---------------
 $ 1,259,967         $ 1,721,627         $ 9,268,041           $ 5,615,130   $ 1,701,329            $ 55,367
============ =================== =================== ===================== ============= ===================
   1,259,967           1,721,627           9,268,041             5,615,130     1,701,329              55,367
          --                  --                  --                    --            --                  --
------------ ------------------- ------------------- --------------------- ------------- --- ---------------
 $ 1,259,967         $ 1,721,627         $ 9,268,041           $ 5,615,130   $ 1,701,329            $ 55,367
============ =================== =================== ===================== ============= ===================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONTINUED)

                                         PIMCO VIT    PIMCO VIT   PIONEER VCT AMERICAN FUNDS
                                        HIGH YIELD LOW DURATION MID CAP VALUE           BOND
                                       SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                       ----------- ------------ ------------- --------------
ASSETS:
  Investments at fair value               $ 91,189    $ 157,582     $ 776,327    $ 1,557,841
  Due from First MetLife Investors
     Insurance Company                          --           --            --             --
                                       ----------- ------------ ------------- --------------
       Total Assets                         91,189      157,582       776,327      1,557,841
                                       ----------- ------------ ------------- --------------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company.                        166          236           396            298
                                       ----------- ------------ ------------- --------------
       Total Liabilities                       166          236           396            298
                                       ----------- ------------ ------------- --------------
NET ASSETS                                $ 91,023    $ 157,346     $ 775,931    $ 1,557,543
                                       =========== ============ ============= ==============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        91,023      157,346       775,931      1,557,543
  Net assets from contracts in payouts          --           --            --             --
                                       ----------- ------------ ------------- --------------
       Total Net Assets                   $ 91,023    $ 157,346     $ 775,931    $ 1,557,543
                                       =========== ============ ============= ==============

The accompanying notes are an integral part of these financial statements.

                                             AMERICAN FUNDS
AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS   GLOBAL SMALL UIF EQUITY AND UIF U.S. MID
 GLOBAL GROWTH  GROWTH-INCOME         GROWTH CAPITALIZATION         INCOME    CAP VALUE
   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT
-------------- -------------- -------------- -------------- -------------- ------------
  $ 14,803,590   $ 15,994,468   $ 22,344,299      $ 563,221    $ 4,239,721    $ 118,103
            --             --             --             --             --           --
-------------- -------------- -------------- -------------- -------------- ------------
    14,803,590     15,994,468     22,344,299        563,221      4,239,721      118,103
-------------- -------------- -------------- -------------- -------------- ------------
           670            592            471            241            183          308
-------------- -------------- -------------- -------------- -------------- ------------
           670            592            471            241            183          308
-------------- -------------- -------------- -------------- -------------- ------------
  $ 14,802,920   $ 15,993,876   $ 22,343,828      $ 562,980    $ 4,239,538    $ 117,795
============== ============== ============== ============== ============== ============
    14,802,920     15,971,871     22,322,788        562,980      4,239,538      117,795
            --         22,005         21,040             --             --           --
-------------- -------------- -------------- -------------- -------------- ------------
  $ 14,802,920   $ 15,993,876   $ 22,343,828      $ 562,980    $ 4,239,538    $ 117,795
============== ============== ============== ============== ============== ============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONTINUED)

                                          UIF U.S. VAN KAMPEN LIT    VAN KAMPEN LIT LMPVET SMALL
                                       REAL ESTATE       COMSTOCK GROWTH AND INCOME   CAP GROWTH
                                       SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT  SUB-ACCOUNT
                                       ----------- -------------- ----------------- ------------
ASSETS:
  Investments at fair value            $ 1,744,561    $ 1,542,289       $ 2,079,734    $ 963,063
  Due from First MetLife Investors
     Insurance Company                          --             --                --           --
                                       ----------- -------------- ----------------- ------------
       Total Assets                      1,744,561      1,542,289         2,079,734      963,063
                                       ----------- -------------- ----------------- ------------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                         179            298               410          662
                                       ----------- -------------- ----------------- ------------
       Total Liabilities                       179            298               410          662
                                       ----------- -------------- ----------------- ------------
NET ASSETS                             $ 1,744,382    $ 1,541,991       $ 2,079,324    $ 962,401
                                       =========== ============== ================= ============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units     1,744,382      1,541,991         2,079,324      962,401
  Net assets from contracts in payouts          --             --                --           --
                                       ----------- -------------- ----------------- ------------
       Total Net Assets                $ 1,744,382    $ 1,541,991       $ 2,079,324    $ 962,401
                                       =========== ============== ================= ============

The accompanying notes are an integral part of these financial statements.

                 LMPVET EQUITY            LMPVET       LMPVET LMPVET AGGRESSIVE LMPVET LARGE
LMPVET INVESTORS         INDEX FUNDAMENTAL VALUE APPRECIATION            GROWTH   CAP GROWTH
     SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT  SUB-ACCOUNT       SUB-ACCOUNT  SUB-ACCOUNT
---------------- ------------- ----------------- ------------ ----------------- ------------
       $ 847,886   $ 2,920,638       $ 3,758,811  $ 4,382,210       $ 6,881,185    $ 303,438
              --            --                --           --                --           --
---------------- ------------- ----------------- ------------ ----------------- ------------
         847,886     2,920,638         3,758,811    4,382,210         6,881,185      303,438
---------------- ------------- ----------------- ------------ ----------------- ------------
             335           306               613          765               569          233
---------------- ------------- ----------------- ------------ ----------------- ------------
             335           306               613          765               569          233
---------------- ------------- ----------------- ------------ ----------------- ------------
       $ 847,551   $ 2,920,332       $ 3,758,198  $ 4,381,445       $ 6,880,616    $ 303,205
================ ============= ================= ============ ================= ============
         847,551     2,920,332         3,758,198    4,381,445         6,864,662      303,205
              --            --                --           --            15,954           --
---------------- ------------- ----------------- ------------ ----------------- ------------
       $ 847,551   $ 2,920,332       $ 3,758,198  $ 4,381,445       $ 6,880,616    $ 303,205
================ ============= ================= ============ ================= ============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONTINUED)

                                       LMPVET SOCIAL LMPVET CAPITAL                       LMPVET
                                           AWARENESS     AND INCOME LMPVET CAPITAL GLOBAL EQUITY
                                         SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                       ------------- -------------- -------------- -------------
ASSETS:
  Investments at fair value                  $ 7,749    $ 4,959,379      $ 685,768   $ 1,040,215
  Due from First MetLife Investors
     Insurance Company                            --             --             --            --
                                       ------------- -------------- -------------- -------------
       Total Assets                            7,749      4,959,379        685,768     1,040,215
                                       ------------- -------------- -------------- -------------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                           104            541            352           275
                                       ------------- -------------- -------------- -------------
       Total Liabilities                         104            541            352           275
                                       ------------- -------------- -------------- -------------
NET ASSETS                                   $ 7,645    $ 4,958,838      $ 685,416   $ 1,039,940
                                       ============= ============== ============== =============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units           7,645      4,958,838        685,416     1,039,940
  Net assets from contracts in payouts            --             --             --            --
                                       ------------- -------------- -------------- -------------
       Total Net Assets                      $ 7,645    $ 4,958,838      $ 685,416   $ 1,039,940
                                       ============= ============== ============== =============

The accompanying notes are an integral part of these financial statements.

LMPVET DIVIDEND LMPVET LIFESTYLE LMPVET LIFESTYLE LMPVET LIFESTYLE   LMPVIT GLOBAL LMPVIT ADJUSTABLE
       STRATEGY   ALLOCATION 50%   ALLOCATION 70%   ALLOCATION 85% HIGH YIELD BOND       RATE INCOME
    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
--------------- ---------------- ---------------- ---------------- --------------- -----------------
      $ 396,732        $ 594,189        $ 243,910        $ 277,362     $ 2,965,878         $ 404,754
             --               --               --               --              --                --
--------------- ---------------- ---------------- ---------------- --------------- -----------------
        396,732          594,189          243,910          277,362       2,965,878           404,754
--------------- ---------------- ---------------- ---------------- --------------- -----------------
            298              128              127              189             585               229
--------------- ---------------- ---------------- ---------------- --------------- -----------------
            298              128              127              189             585               229
--------------- ---------------- ---------------- ---------------- --------------- -----------------
      $ 396,434        $ 594,061        $ 243,783        $ 277,173     $ 2,965,293         $ 404,525
=============== ================ ================ ================ =============== =================
        396,434          594,061          243,783          277,173       2,965,293           404,525
             --               --               --               --              --                --
--------------- ---------------- ---------------- ---------------- --------------- -----------------
      $ 396,434        $ 594,061        $ 243,783        $ 277,173     $ 2,965,293         $ 404,525
=============== ================ ================ ================ =============== =================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 -- (CONCLUDED)

                                                                  OPPENHEIMER
                                                     LMPVIT MONEY MAIN STREET
                                                           MARKET   SMALL CAP
                                                      SUB-ACCOUNT SUB-ACCOUNT
                                                     ------------ -----------
ASSETS:
  Investments at fair value                          $ 22,330,008   $ 536,125
  Due from First MetLife Investors Insurance Company           --          --
                                                     ------------ -----------
       Total Assets                                    22,330,008     536,125
                                                     ------------ -----------
LIABILITIES:
  Due to First MetLife Investors
     Insurance Company                                        577         348
                                                     ------------ -----------
       Total Liabilities                                      577         348
                                                     ------------ -----------
NET ASSETS                                           $ 22,329,431   $ 535,777
                                                     ============ ===========
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units                   22,329,431     535,777
  Net assets from contracts in payouts                         --          --
                                                     ------------ -----------
       Total Net Assets                              $ 22,329,431   $ 535,777
                                                     ============ ===========

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                                            MIST LORD ABBETT    MIST LORD ABBETT    MIST LORD ABBETT        MIST OPPENHEIMER
                                           GROWTH AND INCOME      BOND DEBENTURE       MID CAP VALUE    CAPITAL APPRECIATION
                                                 SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
                                           -------------------- ------------------- ------------------- -----------------------
INVESTMENT INCOME:
      Dividends                                    $ 616,363         $ 1,059,004            $ 34,442               $ 678,491
                                           -------------------- ------------------- ------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges                                      577,830             349,881              91,164                 263,365
      Administrative charges                         100,588              61,595              15,758                  47,587
                                           -------------------- ------------------- ------------------- -----------------------
        Total expenses                               678,418             411,476             106,922                 310,952
                                           -------------------- ------------------- ------------------- -----------------------
           Net investment income (loss) .            (62,055)            647,528             (72,480)                367,539
                                           -------------------- ------------------- ------------------- -----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                  4,241,833             383,816             897,812               5,427,424
      Realized gains (losses) on sale of
        investments                               (1,250,800)           (589,512)           (325,153)               (632,335)
                                           -------------------- ------------------- ------------------- -----------------------
           Net realized gains (losses)             2,991,033            (205,696)            572,659               4,795,089
                                           -------------------- ------------------- ------------------- -----------------------
     Change in unrealized gains (losses)
        on investments                           (21,418,979)         (5,716,113)         (3,806,393)            (15,897,325)
                                           -------------------- ------------------- ------------------- -----------------------
     Net realized and unrealized gains
        (losses) on investments                  (18,427,946)         (5,921,809)         (3,233,734)            (11,102,236)
                                           -------------------- ------------------- ------------------- -----------------------
     Net increase (decrease) in net assets
        resulting from operations              $ (18,490,001)       $ (5,274,281)       $ (3,306,214)          $ (10,734,697)
                                           ==================== =================== =================== =======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

    MIST LEGG MASON
PARTNERS AGGRESSIVE    MIST VAN KAMPEN      MIST PIMCO        MIST RCM    MIST T. ROWE PRICE    MIST MFS RESEARCH
             GROWTH     MID CAP GROWTH    TOTAL RETURN      TECHNOLOGY        MID CAP GROWTH        INTERNATIONAL
        SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
---------------------- ------------------ --------------- --------------- --------------------- --------------------
               $ 19           $ 28,555     $ 1,801,881       $ 620,224                   $ 2            $ 612,481
---------------------- ------------------ --------------- --------------- --------------------- --------------------
            148,491             30,966         749,270          67,544               241,200              458,752
             26,033              5,158         130,832          11,899                42,946               81,169
---------------------- ------------------ --------------- --------------- --------------------- --------------------
            174,524             36,124         880,102          79,443               284,146              539,921
---------------------- ------------------ --------------- --------------- --------------------- --------------------
           (174,505)            (7,569)        921,779         540,781              (284,144)              72,560
---------------------- ------------------ --------------- --------------- --------------------- --------------------
             85,756            195,142       1,162,361       1,314,268             2,036,088            3,524,696
           (299,511)           (58,990)       (165,101)       (148,177)             (149,531)            (505,812)
---------------------- ------------------ --------------- --------------- --------------------- --------------------
           (213,755)           136,152         997,260       1,166,091             1,886,557            3,018,884
---------------------- ------------------ --------------- --------------- --------------------- --------------------
         (4,585,129)        (1,443,177)     (2,740,538)     (4,507,400)          (10,194,751)         (20,816,929)
---------------------- ------------------ --------------- --------------- --------------------- --------------------
         (4,798,884)        (1,307,025)     (1,743,278)     (3,341,309)           (8,308,194)         (17,798,045)
---------------------- ------------------ --------------- --------------- --------------------- --------------------
       $ (4,973,389)      $ (1,314,594)     $ (821,499)   $ (2,800,528)         $ (8,592,338)       $ (17,725,485)
====================== ================== =============== =============== ===================== ====================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                  MIST HARRIS
                                             MIST LAZARD        MIST MET/AIM          OAKMARK    MIST THIRD AVENUE
                                                 MID CAP    SMALL CAP GROWTH    INTERNATIONAL      SMALL CAP VALUE
                                             SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT          SUB-ACCOUNT
                                         ------------------ ------------------- ---------------- --------------------
INVESTMENT INCOME:
      Dividends                                 $ 89,240                $ --        $ 577,220            $ 200,154
                                         ------------------ ------------------- ---------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                  138,880             181,018          492,465              379,665
      Administrative charges                      23,846              32,110           86,669               66,906
                                         ------------------ ------------------- ---------------- --------------------
        Total expenses                           162,726             213,128          579,134              446,571
                                         ------------------ ------------------- ---------------- --------------------
           Net investment income (loss)          (73,486)           (213,128)          (1,914)            (246,417)
                                         ------------------ ------------------- ---------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                719,874           1,178,104        6,010,179            1,830,539
      Realized gains (losses) on sale of
        investments                             (440,970)           (142,743)      (1,404,733)            (345,184)
                                         ------------------ ------------------- ---------------- --------------------
           Net realized gains (losses)           278,904           1,035,361        4,605,446            1,485,355
                                         ------------------ ------------------- ---------------- --------------------
     Change in unrealized gains (losses)
        on investments                        (4,739,578)         (7,057,055)     (22,668,499)         (10,177,950)
                                         ------------------ ------------------- ---------------- --------------------
     Net realized and unrealized gains
        (losses) on investments               (4,460,674)         (6,021,694)     (18,063,053)          (8,692,595)
                                         ------------------ ------------------- ---------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations           $ (4,534,160)       $ (6,234,822)   $ (18,064,967)        $ (8,939,012)
                                         ================== =================== ================ ====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

         MIST PIMCO
INFLATION PROTECTED    MIST CLARION GLOBAL       MIST TURNER    MIST GOLDMAN SACHS          MIST METLIFE         MIST METLIFE
               BOND            REAL ESTATE    MID CAP GROWTH         MID CAP VALUE    DEFENSIVE STRATEGY    MODERATE STRATEGY
        SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
---------------------- ---------------------- ----------------- --------------------- --------------------- --------------------
        $ 1,152,084              $ 208,417              $ --             $ 129,636             $ 861,134          $ 2,214,086
---------------------- ---------------------- ----------------- --------------------- --------------------- --------------------
            485,433                181,616            95,127               237,880               959,481            1,812,802
             85,396                 31,335            16,767                41,853               165,106              322,415
---------------------- ---------------------- ----------------- --------------------- --------------------- --------------------
            570,829                212,951           111,894               279,733             1,124,587            2,135,217
---------------------- ---------------------- ----------------- --------------------- --------------------- --------------------
            581,255                 (4,534)         (111,894)             (150,097)             (263,453)              78,869
---------------------- ---------------------- ----------------- --------------------- --------------------- --------------------
             63,671              1,229,460           620,572             1,402,873             1,211,220            3,354,266
            (74,483)              (437,739)          (49,964)             (481,719)           (1,415,014)          (1,665,141)
---------------------- ---------------------- ----------------- --------------------- --------------------- --------------------
            (10,812)               791,721           570,608               921,154              (203,794)           1,689,125
---------------------- ---------------------- ----------------- --------------------- --------------------- --------------------
         (4,084,978)            (7,245,632)       (4,626,453)           (7,739,089)          (15,883,244)         (42,671,761)
---------------------- ---------------------- ----------------- --------------------- --------------------- --------------------
         (4,095,790)            (6,453,911)       (4,055,845)           (6,817,935)          (16,087,038)         (40,982,636)
---------------------- ---------------------- ----------------- --------------------- --------------------- --------------------
       $ (3,514,535)          $ (6,458,445)     $ (4,167,739)         $ (6,968,032)        $ (16,350,491)       $ (40,903,767)
====================== ====================== ================= ===================== ===================== ====================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                MIST METLIFE       MIST METLIFE           MIST METLIFE      MIST SSGA
                                           BALANCED STRATEGY    GROWTH STRATEGY    AGGRESSIVE STRATEGY     GROWTH ETF
                                                 SUB-ACCOUNT        SUB-ACCOUNT            SUB-ACCOUNT    SUB-ACCOUNT
                                           -------------------- ------------------ ---------------------- --------------
INVESTMENT INCOME:
      Dividends                                 $ 13,536,735       $ 12,364,632            $ 2,342,255       $ 26,709
                                           -------------------- ------------------ ---------------------- --------------
EXPENSES:
      Mortality and expense risk
        charges                                    3,953,412          4,878,425                893,756         21,331
      Administrative charges                         700,858            859,081                158,060          4,349
                                           -------------------- ------------------ ---------------------- --------------
        Total expenses                             4,654,270          5,737,506              1,051,816         25,680
                                           -------------------- ------------------ ---------------------- --------------
           Net investment income (loss) .          8,882,465          6,627,126              1,290,439          1,029
                                           -------------------- ------------------ ---------------------- --------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 18,408,818         24,295,072              7,950,838         40,120
      Realized gains (losses) on sale of
        investments                               (4,021,144)        (3,668,973)            (2,841,069)         3,271
                                           -------------------- ------------------ ---------------------- --------------
           Net realized gains (losses)            14,387,674         20,626,099              5,109,769         43,391
                                           -------------------- ------------------ ---------------------- --------------
     Change in unrealized gains (losses)
        on investments                          (132,223,804)      (189,095,122)           (38,600,357)      (739,544)
                                           -------------------- ------------------ ---------------------- --------------
     Net realized and unrealized gains
        (losses) on investments                 (117,836,130)      (168,469,023)           (33,490,588)      (696,153)
                                           -------------------- ------------------ ---------------------- --------------
     Net increase (decrease) in net assets
        resulting from operations             $ (108,953,665)    $ (161,841,897)         $ (32,200,149)    $ (695,124)
                                           ==================== ================== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

MIST SSGA GROWTH    MIST VAN KAMPEN    MIST LEGG MASON    MIST MFS EMERGING    MIST LOOMIS SAYLES            MIST MET/AIM
  AND INCOME ETF           COMSTOCK       VALUE EQUITY       MARKETS EQUITY        GLOBAL MARKETS    CAPITAL APPRECIATION
     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
------------------- ------------------ ------------------ -------------------- --------------------- -----------------------
        $ 26,836          $ 198,623            $ 1,180            $ 120,823             $ 455,866                 $ 6,242
------------------- ------------------ ------------------ -------------------- --------------------- -----------------------
          18,100            168,811             92,201              185,184               137,891                   4,982
           3,626             29,183             16,446               32,607                23,958                     813
------------------- ------------------ ------------------ -------------------- --------------------- -----------------------
          21,726            197,994            108,647              217,791               161,849                   5,795
------------------- ------------------ ------------------ -------------------- --------------------- -----------------------
           5,110                629           (107,467)             (96,968)              294,017                     447
------------------- ------------------ ------------------ -------------------- --------------------- -----------------------
          33,351            438,147            288,724              878,598               598,367                      --
          (3,264)          (448,617)          (523,554)            (509,380)             (285,809)                (38,329)
------------------- ------------------ ------------------ -------------------- --------------------- -----------------------
          30,087            (10,470)          (234,830)             369,218               312,558                 (38,329)
------------------- ------------------ ------------------ -------------------- --------------------- -----------------------
        (463,619)        (5,243,379)        (4,790,088)         (11,737,314)           (5,309,733)               (142,053)
------------------- ------------------ ------------------ -------------------- --------------------- -----------------------
        (433,532)        (5,253,849)        (5,024,918)         (11,368,096)           (4,997,175)               (180,382)
------------------- ------------------ ------------------ -------------------- --------------------- -----------------------
      $ (428,422)      $ (5,253,220)      $ (5,132,385)       $ (11,465,064)         $ (4,703,158)             $ (179,935)
=================== ================== ================== ==================== ===================== =======================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                             MIST BLACKROCK                                                 MIST PIONEER
                                                 HIGH YIELD    MIST JANUS FORTY    MIST PIONEER FUND    STRATEGIC INCOME
                                                SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                         --------------------- ------------------- -------------------- -------------------
INVESTMENT INCOME:
      Dividends                                    $ 71,315            $ 89,799              $ 7,773           $ 559,783
                                         --------------------- ------------------- -------------------- -------------------
EXPENSES:
      Mortality and expense risk
        charges                                      18,744              30,058               10,675             120,119
      Administrative charges                          3,056               5,015                1,882              22,003
                                         --------------------- ------------------- -------------------- -------------------
        Total expenses                               21,800              35,073               12,557             142,122
                                         --------------------- ------------------- -------------------- -------------------
           Net investment income (loss)              49,515              54,726               (4,784)            417,661
                                         --------------------- ------------------- -------------------- -------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                        --              38,865                   --                  --
      Realized gains (losses) on sale of
        investments                                 (75,635)            (45,530)             (34,016)            (78,749)
                                         --------------------- ------------------- -------------------- -------------------
           Net realized gains (losses)              (75,635)             (6,665)             (34,016)            (78,749)
                                         --------------------- ------------------- -------------------- -------------------
     Change in unrealized gains (losses)
        on investments                             (389,880)         (1,249,873)            (255,363)         (1,514,771)
                                         --------------------- ------------------- -------------------- -------------------
     Net realized and unrealized gains
        (losses) on investments                    (465,515)         (1,256,538)            (289,379)         (1,593,520)
                                         --------------------- ------------------- -------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                $ (416,000)       $ (1,201,812)          $ (294,163)       $ (1,175,859)
                                         ===================== =================== ==================== ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                           MIST AMERICAN
    MIST DREMAN    MIST BLACKROCK        MIST RAINIER     FUNDS BALANCED      MIST AMERICAN      MIST AMERICAN
SMALL CAP VALUE    LARGE CAP CORE    LARGE CAP EQUITY         ALLOCATION         FUNDS BOND       FUNDS GROWTH
    SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT (A)    SUB-ACCOUNT (A)    SUB-ACCOUNT (A)
------------------ ----------------- ------------------- ------------------ ------------------ ------------------
       $ 25,392           $ 2,284                $ --          $ 869,986          $ 133,027          $ 195,371
------------------ ----------------- ------------------- ------------------ ------------------ ------------------
         52,043             6,796              36,388            102,383             10,179             21,971
          8,669             1,123               6,136             18,622              1,812              3,955
------------------ ----------------- ------------------- ------------------ ------------------ ------------------
         60,712             7,919              42,524            121,005             11,991             25,926
------------------ ----------------- ------------------- ------------------ ------------------ ------------------
        (35,320)           (5,635)            (42,524)           748,981            121,036            169,445
------------------ ----------------- ------------------- ------------------ ------------------ ------------------
         95,385            18,288              31,899              1,357                 --                 --
       (127,651)          (28,088)            (84,145)           (43,105)            (7,997)           (75,208)
------------------ ----------------- ------------------- ------------------ ------------------ ------------------
        (32,266)           (9,800)            (52,246)           (41,748)            (7,997)           (75,208)
------------------ ----------------- ------------------- ------------------ ------------------ ------------------
     (1,023,669)         (200,759)         (1,193,030)        (4,976,852)          (233,176)        (1,716,779)
------------------ ----------------- ------------------- ------------------ ------------------ ------------------
     (1,055,935)         (210,559)         (1,245,276)        (5,018,600)          (241,173)        (1,791,987)
------------------ ----------------- ------------------- ------------------ ------------------ ------------------
   $ (1,091,255)       $ (216,194)       $ (1,287,800)      $ (4,269,619)        $ (120,137)      $ (1,622,542)
================== ================= =================== ================== ================== ==================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                               MIST AMERICAN                             MIST AMERICAN
                                                FUNDS GROWTH          MIST AMERICAN     FUNDS MODERATE    MIST MET/TEMPLETON
                                                  ALLOCATION    FUNDS INTERNATIONAL         ALLOCATION                GROWTH
                                             SUB-ACCOUNT (A)        SUB-ACCOUNT (A)    SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
                                         ---------------------- ---------------------- ------------------ ---------------------
INVESTMENT INCOME:
      Dividends                                  $ 1,049,666              $ 211,129          $ 434,604                  $ 68
                                         ---------------------- ---------------------- ------------------ ---------------------
EXPENSES:
      Mortality and expense risk
        charges                                       98,062                 16,477             43,472                    17
      Administrative charges                          17,420                  2,872              7,746                     6
                                         ---------------------- ---------------------- ------------------ ---------------------
        Total expenses                               115,482                 19,349             51,218                    23
                                         ---------------------- ---------------------- ------------------ ---------------------
           Net investment income (loss)              934,184                191,780            383,386                    45
                                         ---------------------- ---------------------- ------------------ ---------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                        444                     68                389                    --
      Realized gains (losses) on sale of
        investments                                 (198,803)                (5,994)           (24,040)                   --
                                         ---------------------- ---------------------- ------------------ ---------------------
           Net realized gains (losses)              (198,359)                (5,926)           (23,651)                   --
                                         ---------------------- ---------------------- ------------------ ---------------------
     Change in unrealized gains (losses)
        on investments                            (5,773,323)            (1,090,666)        (1,540,752)                 (749)
                                         ---------------------- ---------------------- ------------------ ---------------------
     Net realized and unrealized gains
        (losses) on investments                   (5,971,682)            (1,096,592)        (1,564,403)                 (749)
                                         ---------------------- ---------------------- ------------------ ---------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (5,037,498)            $ (904,812)      $ (1,181,017)               $ (704)
                                         ====================== ====================== ================== =====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                      MIST MET/FRANKLIN
MIST MET/FRANKLIN    TEMPLETON FOUNDING    RUSSELL MULTI-STYLE    RUSSELL AGGRESSIVE
    MUTUAL SHARES              STRATEGY                 EQUITY                EQUITY    RUSSELL NON-U.S.    RUSSELL CORE BOND
  SUB-ACCOUNT (A)       SUB-ACCOUNT (A)            SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-------------------- --------------------- ---------------------- --------------------- ------------------- --------------------
         $ 22,400             $ 138,776                $ 1,884                 $ 144                $ --              $ 7,770
-------------------- --------------------- ---------------------- --------------------- ------------------- --------------------
            3,697                29,118                  1,434                   263                 315                2,311
              664                 5,321                    171                    30                  37                  276
-------------------- --------------------- ---------------------- --------------------- ------------------- --------------------
            4,361                34,439                  1,605                   293                 352                2,587
-------------------- --------------------- ---------------------- --------------------- ------------------- --------------------
           18,039               104,337                    279                  (149)               (352)               5,183
-------------------- --------------------- ---------------------- --------------------- ------------------- --------------------
               --                    --                  1,544                     7                 237                2,478
           (3,874)              (29,404)                11,283                (2,077)                (16)             (11,830)
-------------------- --------------------- ---------------------- --------------------- ------------------- --------------------
           (3,874)              (29,404)                12,827                (2,070)                221               (9,352)
-------------------- --------------------- ---------------------- --------------------- ------------------- --------------------
         (191,120)           (1,286,332)               (55,244)               (4,794)            (13,370)              (6,881)
-------------------- --------------------- ---------------------- --------------------- ------------------- --------------------
         (194,994)           (1,315,736)               (42,417)               (6,864)            (13,149)             (16,233)
-------------------- --------------------- ---------------------- --------------------- ------------------- --------------------
       $ (176,955)         $ (1,211,399)             $ (42,138)             $ (7,013)          $ (13,501)           $ (11,050)
==================== ===================== ====================== ===================== =================== ====================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                           RUSSELL REAL ESTATE                AIM V.I.    AIM V.I. GLOBAL    PUTNAM VT GROWTH
                                                    SECURITIES    INTERNATIONAL GROWTH        REAL ESTATE          AND INCOME
                                                   SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
                                           ---------------------- ----------------------- ------------------ -------------------
INVESTMENT INCOME:
      Dividends                                          $ 818                 $ 5,671            $ 8,244             $ 3,434
                                           ---------------------- ----------------------- ------------------ -------------------
EXPENSES:
      Mortality and expense risk
        charges                                            524                   7,938                259               1,673
      Administrative charges                                62                   1,706                 57                 217
                                           ---------------------- ----------------------- ------------------ -------------------
        Total expenses                                     586                   9,644                316               1,890
                                           ---------------------- ----------------------- ------------------ -------------------
           Net investment income (loss) .                  232                  (3,973)             7,928               1,544
                                           ---------------------- ----------------------- ------------------ -------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                           --                  16,349             12,854              25,221
      Realized gains (losses) on sale of
        investments                                      5,011                 (36,355)              (892)             (1,026)
                                           ---------------------- ----------------------- ------------------ -------------------
           Net realized gains (losses)                   5,011                 (20,006)            11,962              24,195
                                           ---------------------- ----------------------- ------------------ -------------------
     Change in unrealized gains (losses)
        on investments                                 (10,523)               (347,447)           (24,936)            (92,042)
                                           ---------------------- ----------------------- ------------------ -------------------
     Net realized and unrealized gains
        (losses) on investments                         (5,512)               (367,453)           (12,974)            (67,847)
                                           ---------------------- ----------------------- ------------------ -------------------
     Net increase (decrease) in net assets
        resulting from operations                     $ (5,280)             $ (371,426)          $ (5,046)          $ (66,303)
                                           ====================== ======================= ================== ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                                  FTVIPT TEMPLETON
PUTNAM VT EQUITY                         FTVIPT TEMPLETON     FTVIPT TEMPLETON       GLOBAL INCOME        FTVIPT MUTUAL
          INCOME    PUTNAM VT VISTA    FOREIGN SECURITIES    GROWTH SECURITIES          SECURITIES    SHARES SECURITIES
     SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
------------------- ------------------ --------------------- -------------------- ------------------- --------------------
         $ 1,534               $ --             $ 350,360             $ 16,996             $ 9,439             $ 67,300
------------------- ------------------ --------------------- -------------------- ------------------- --------------------
             592              1,789               217,425               12,262               3,336               27,014
             218                214                36,814                2,345                 743                5,144
------------------- ------------------ --------------------- -------------------- ------------------- --------------------
             810              2,003               254,239               14,607               4,079               32,158
------------------- ------------------ --------------------- -------------------- ------------------- --------------------
             724             (2,003)               96,121                2,389               5,360               35,142
------------------- ------------------ --------------------- -------------------- ------------------- --------------------
           3,676                 --             1,432,639               66,975                  --               95,724
            (157)           (11,147)             (541,717)             (48,901)             (3,305)            (156,016)
------------------- ------------------ --------------------- -------------------- ------------------- --------------------
           3,519            (11,147)              890,922               18,074              (3,305)             (60,292)
------------------- ------------------ --------------------- -------------------- ------------------- --------------------
         (38,735)           (60,591)           (8,618,906)            (535,664)             10,503             (913,459)
------------------- ------------------ --------------------- -------------------- ------------------- --------------------
         (35,216)           (71,738)           (7,727,984)            (517,590)              7,198             (973,751)
------------------- ------------------ --------------------- -------------------- ------------------- --------------------
       $ (34,492)         $ (73,741)         $ (7,631,863)          $ (515,201)           $ 12,558           $ (938,609)
=================== ================== ===================== ==================== =================== ====================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                  FTVIPT FRANKLIN
                                               FTVIPT FRANKLIN    SMALL CAP VALUE     FIDELITY VIP
                                             INCOME SECURITIES         SECURITIES    EQUITY-INCOME    FIDELITY VIP MID CAP
                                                   SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT             SUB-ACCOUNT
                                         ------------------------ ------------------ ---------------- -----------------------
INVESTMENT INCOME:
      Dividends                                      $ 901,188            $ 1,160          $ 1,113                 $ 3,910
                                         ------------------------ ------------------ ---------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges                                        235,035                962              542                  19,028
      Administrative charges                            41,669                260              114                   3,636
                                         ------------------------ ------------------ ---------------- -----------------------
        Total expenses                                 276,704              1,222              656                  22,664
                                         ------------------------ ------------------ ---------------- -----------------------
           Net investment income (loss)                624,484                (62)             457                 (18,754)
                                         ------------------------ ------------------ ---------------- -----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                      377,348              8,037               49                 197,098
      Realized gains (losses) on sale of
        investments                                   (382,151)              (958)            (153)                (53,737)
                                         ------------------------ ------------------ ---------------- -----------------------
           Net realized gains (losses)                  (4,803)             7,079             (104)                143,361
                                         ------------------------ ------------------ ---------------- -----------------------
     Change in unrealized gains (losses)
        on investments                              (6,661,479)           (55,532)         (25,611)               (857,241)
                                         ------------------------ ------------------ ---------------- -----------------------
     Net realized and unrealized gains
        (losses) on investments                     (6,666,282)           (48,453)         (25,715)               (713,880)
                                         ------------------------ ------------------ ---------------- -----------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (6,041,798)         $ (48,515)       $ (25,258)             $ (732,634)
                                         ======================== ================== ================ =======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP    MSF METLIFE STOCK        MSF JULIUS BAER    MSF BLACKROCK    MSF BLACKROCK     MSF DAVIS
  CONTRAFUND                INDEX    INTERNATIONAL STOCK      BOND INCOME     MONEY MARKET VENTURE VALUE
 SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT
--------------- -------------------- ---------------------- ---------------- ------------- ----------------
   $ 130,887            $ 334,260               $ 14,607        $ 238,229        $ 933,595     $ 606,215
--------------- -------------------- ---------------------- ---------------- ------------- ----------------
     197,536              277,945                  6,136           76,585          535,059       736,774
      34,042               50,001                  1,225           12,642           94,553       130,233
--------------- -------------------- ---------------------- ---------------- ------------- ----------------
     231,578              327,946                  7,361           89,227          629,612       867,007
--------------- -------------------- ---------------------- ---------------- ------------- ----------------
    (100,691)               6,314                  7,246          149,002          303,983      (260,792)
--------------- -------------------- ---------------------- ---------------- ------------- ----------------
     367,619              843,084                 62,341               --               --       289,784
    (350,235)            (373,628)               (62,566)         (62,976)              --       (48,775)
--------------- -------------------- ---------------------- ---------------- ------------- ----------------
      17,384              469,456                   (225)         (62,976)              --       241,009
--------------- -------------------- ---------------------- ---------------- ------------- ----------------
  (7,299,121)          (9,844,526)              (290,094)        (388,226)              --   (25,746,746)
--------------- -------------------- ---------------------- ---------------- ------------- ----------------
  (7,281,737)          (9,375,070)              (290,319)        (451,202)              --   (25,505,737)
--------------- -------------------- ---------------------- ---------------- ------------- ----------------
$ (7,382,428)        $ (9,368,756)            $ (283,073)      $ (302,200)       $ 303,983 $ (25,766,529)
=============== ==================== ====================== ================ ============= ================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                MSF HARRIS
                                                   OAKMARK    MSF JENNISON         MSF MFS             MSF CAPITAL
                                             FOCUSED VALUE          GROWTH    TOTAL RETURN    GUARDIAN U.S. EQUITY
                                               SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT             SUB-ACCOUNT
                                         -------------------- --------------- --------------- -----------------------
INVESTMENT INCOME:
      Dividends                                    $ 5,455       $ 402,275       $ 280,673                 $ 5,916
                                         -------------------- --------------- --------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges                                    197,119         265,577         117,894                   7,892
      Administrative charges                        34,585          47,171          20,448                   1,483
                                         -------------------- --------------- --------------- -----------------------
        Total expenses                             231,704         312,748         138,342                   9,375
                                         -------------------- --------------- --------------- -----------------------
           Net investment income (loss)           (226,249)         89,527         142,331                  (3,459)
                                         -------------------- --------------- --------------- -----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                1,663,674       1,571,790         644,585                  89,020
      Realized gains (losses) on sale of
        investments                               (581,142)       (197,404)       (344,114)                 (4,152)
                                         -------------------- --------------- --------------- -----------------------
           Net realized gains (losses)           1,082,532       1,374,386         300,471                  84,868
                                         -------------------- --------------- --------------- -----------------------
     Change in unrealized gains (losses)
        on investments                          (8,900,950)     (9,984,601)     (2,587,591)               (406,368)
                                         -------------------- --------------- --------------- -----------------------
     Net realized and unrealized gains
        (losses) on investments                 (7,818,418)     (8,610,215)     (2,287,120)               (321,500)
                                         -------------------- --------------- --------------- -----------------------
     Net increase (decrease) in net assets
        resulting from operations             $ (8,044,667)   $ (8,520,688)   $ (2,144,789)             $ (324,959)
                                         ==================== =============== =============== =======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

   MSF WESTERN ASSET    MSF WESTERN ASSET                                                 MSF FRANKLIN
MANAGEMENT STRATEGIC           MANAGEMENT    MSF T. ROWE PRICE    MSF T. ROWE PRICE    TEMPLETON SMALL      MSF BLACKROCK
  BOND OPPORTUNITIES      U.S. GOVERNMENT     SMALL CAP GROWTH     LARGE CAP GROWTH         CAP GROWTH    STRATEGIC VALUE
         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
----------------------- -------------------- -------------------- -------------------- ------------------ ------------------
             $ 1,267            $ 289,090                 $ --              $ 2,796               $ --               $ 43
----------------------- -------------------- -------------------- -------------------- ------------------ ------------------
                 367              128,395                2,885               10,857              2,637                218
                  61               22,468                  505                2,235                541                 45
----------------------- -------------------- -------------------- -------------------- ------------------ ------------------
                 428              150,863                3,390               13,092              3,178                263
----------------------- -------------------- -------------------- -------------------- ------------------ ------------------
                 839              138,227               (3,390)             (10,296)            (3,178)              (220)
----------------------- -------------------- -------------------- -------------------- ------------------ ------------------
                 200                   --               15,249               51,814             22,906              1,928
                (553)             (59,495)             (14,559)             (61,355)            (5,209)              (359)
----------------------- -------------------- -------------------- -------------------- ------------------ ------------------
                (353)             (59,495)                 690               (9,541)            17,697              1,569
----------------------- -------------------- -------------------- -------------------- ------------------ ------------------
              (5,500)            (232,030)            (139,267)            (470,020)          (130,252)           (10,209)
----------------------- -------------------- -------------------- -------------------- ------------------ ------------------
              (5,853)            (291,525)            (138,577)            (479,561)          (112,555)            (8,640)
----------------------- -------------------- -------------------- -------------------- ------------------ ------------------
            $ (5,014)          $ (153,298)          $ (141,967)          $ (489,857)        $ (115,733)          $ (8,860)
======================= ==================== ==================== ==================== ================== ==================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                           MSF OPPENHEIMER                        MSF FI VALUE              MSF METLIFE
                                             GLOBAL EQUITY    MSF FI LARGE CAP         LEADERS    AGGRESSIVE ALLOCATION
                                               SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT              SUB-ACCOUNT
                                           ------------------ ------------------- --------------- ------------------------
INVESTMENT INCOME:
      Dividends                                    $ 5,795                $ --         $ 4,875                  $ 7,725
                                           ------------------ ------------------- --------------- ------------------------
EXPENSES:
      Mortality and expense risk
        charges                                      4,429               5,515           4,124                   21,533
      Administrative charges                           822                 906             714                    3,734
                                           ------------------ ------------------- --------------- ------------------------
        Total expenses                               5,251               6,421           4,838                   25,267
                                           ------------------ ------------------- --------------- ------------------------
           Net investment income (loss) .              544              (6,421)             37                  (17,542)
                                           ------------------ ------------------- --------------- ------------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                   11,677                  --          28,342                   45,329
      Realized gains (losses) on sale of
        investments                                 (1,537)            (26,493)        (13,301)                 (13,823)
                                           ------------------ ------------------- --------------- ------------------------
           Net realized gains (losses)              10,140             (26,493)         15,041                   31,506
                                           ------------------ ------------------- --------------- ------------------------
     Change in unrealized gains (losses)
        on investments                            (181,735)           (175,315)       (155,994)                (761,870)
                                           ------------------ ------------------- --------------- ------------------------
     Net realized and unrealized gains
        (losses) on investments                   (171,595)           (201,808)       (140,953)                (730,364)
                                           ------------------ ------------------- --------------- ------------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (171,051)         $ (208,229)     $ (140,916)              $ (747,906)
                                           ================== =================== =============== ========================

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                                                                        MSF
 MSF METLIFE            MSF METLIFE                                     MSF METLIFE                         MET/DIMENSIONAL
CONSERVATIVE        CONSERVATIVE TO            MSF METLIFE              MODERATE TO                     INTERNATIONAL SMALL
  ALLOCATION    MODERATE ALLOCATION    MODERATE ALLOCATION    AGGRESSIVE ALLOCATION    MSF MFS VALUE                COMPANY
 SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT (B)
--------------- ---------------------- ---------------------- ------------------------ ---------------- ----------------------
     $ 9,557               $ 13,125               $ 68,018                 $ 30,472         $ 33,056                   $ --
--------------- ---------------------- ---------------------- ------------------------ ---------------- ----------------------
      14,218                 21,359                137,078                   88,374           27,654                     19
       2,532                  3,623                 23,534                   14,767            4,669                      4
--------------- ---------------------- ---------------------- ------------------------ ---------------- --- ------------------
      16,750                 24,982                160,612                  103,141           32,323                     23
--------------- ---------------------- ---------------------- ------------------------ ---------------- --- ------------------
      (7,193)               (11,857)               (92,594)                 (72,669)             733                    (23)
--------------- ---------------------- ---------------------- ------------------------ ---------------- --- ------------------
       8,769                 14,038                112,030                   83,798          131,145                     --
     (40,859)               (21,018)              (129,080)                (191,638)         (44,841)                     4
--------------- ---------------------- ---------------------- ------------------------ ---------------- --- ------------------
     (32,090)                (6,980)               (17,050)                (107,840)          86,304                      4
--------------- ---------------------- ---------------------- ------------------------ ---------------- --- ------------------
    (165,156)              (396,561)            (3,229,950)              (2,693,306)        (854,011)                 2,935
--------------- ---------------------- ---------------------- ------------------------ ---------------- --- ------------------
    (197,246)              (403,541)            (3,247,000)              (2,801,146)        (767,707)                 2,939
--------------- ---------------------- ---------------------- ------------------------ ---------------- --- ------------------
  $ (204,439)            $ (415,398)          $ (3,339,594)            $ (2,873,815)      $ (766,974)               $ 2,916
=============== ====================== ====================== ======================== ================ ======================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                               PIMCO VIT       PIMCO VIT      PIONEER VCT     AMERICAN FUNDS
                                              HIGH YIELD    LOW DURATION    MID CAP VALUE               BOND
                                             SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT (A)
                                         ------------------ --------------- ---------------- ------------------
INVESTMENT INCOME:
      Dividends                                  $ 9,078         $ 5,326          $ 7,714           $ 82,925
                                         ------------------ --------------- ---------------- ------------------
EXPENSES:
      Mortality and expense risk
        charges                                    1,395           1,562           11,483              7,788
      Administrative charges                         287             299            2,179              1,816
                                         ------------------ --------------- ---------------- ------------------
        Total expenses                             1,682           1,861           13,662              9,604
                                         ------------------ --------------- ---------------- ------------------
           Net investment income (loss)            7,396           3,465           (5,948)            73,321
                                         ------------------ --------------- ---------------- ------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                    304           2,592           70,054              1,519
      Realized gains (losses) on sale of
        investments                               (1,455)             13          (44,006)            (6,923)
                                         ------------------ --------------- ---------------- ------------------
           Net realized gains (losses)            (1,151)          2,605           26,048             (5,404)
                                         ------------------ --------------- ---------------- ------------------
     Change in unrealized gains (losses)
        on investments                           (36,811)         (8,205)        (385,019)          (174,330)
                                         ------------------ --------------- ---------------- ------------------
     Net realized and unrealized gains
        (losses) on investments                  (37,962)         (5,600)        (358,971)          (179,734)
                                         ------------------ --------------- ---------------- ------------------
     Net increase (decrease) in net assets
        resulting from operations              $ (30,566)       $ (2,135)      $ (364,919)        $ (106,413)
                                         ================== =============== ================ ==================

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                      AMERICAN FUNDS
AMERICAN FUNDS    AMERICAN FUNDS    AMERICAN FUNDS      GLOBAL SMALL    UIF EQUITY AND    UIF U.S. MID CAP
 GLOBAL GROWTH     GROWTH-INCOME            GROWTH    CAPITALIZATION            INCOME               VALUE
   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
     $ 364,517         $ 368,602         $ 262,700              $ --         $ 117,182               $ 808
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
       257,737           278,209           396,370             3,053            62,472               1,024
        44,258            47,894            68,436               707            11,758                 232
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
       301,995           326,103           464,806             3,760            74,230               1,256
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
        62,522            42,499          (202,106)           (3,760)           42,952                (448)
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
     1,527,607         1,270,493         3,139,854            41,363           157,712              33,899
      (361,640)         (401,951)         (450,054)          (45,194)         (140,625)             (2,273)
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
     1,165,967           868,542         2,689,800            (3,831)           17,087              31,626
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
    (9,948,155)      (10,056,252)      (18,301,543)         (256,357)       (1,325,748)            (91,595)
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
    (8,782,188)       (9,187,710)      (15,611,743)         (260,188)       (1,308,661)            (59,969)
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
  $ (8,719,666)     $ (9,145,211)    $ (15,813,849)       $ (263,948)     $ (1,265,709)          $ (60,417)
================= ================= ================= ================= ================= ===================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                UIF U.S.    VAN KAMPEN LIT       VAN KAMPEN LIT    LMPVET SMALL
                                             REAL ESTATE          COMSTOCK    GROWTH AND INCOME      CAP GROWTH
                                             SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------------ ----------------- -------------------- ---------------
INVESTMENT INCOME:
      Dividends                                 $ 78,851          $ 36,857             $ 28,649            $ --
                                         ------------------ ----------------- -------------------- ---------------
EXPENSES:
      Mortality and expense risk
        charges                                   30,058            23,809               23,816          18,711
      Administrative charges                       5,644             4,505                4,750           3,221
                                         ------------------ ----------------- -------------------- ---------------
        Total expenses                            35,702            28,314               28,566          21,932
                                         ------------------ ----------------- -------------------- ---------------
           Net investment income (loss)           43,149             8,543                   83         (21,932)
                                         ------------------ ----------------- -------------------- ---------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                864,786            90,521               55,664          45,524
      Realized gains (losses) on sale of
        investments                             (193,709)          (73,708)             (60,616)        (52,181)
                                         ------------------ ----------------- -------------------- ---------------
           Net realized gains (losses)           671,077            16,813               (4,952)         (6,657)
                                         ------------------ ----------------- -------------------- ---------------
     Change in unrealized gains (losses)
        on investments                        (1,709,821)         (834,595)            (758,535)       (582,380)
                                         ------------------ ----------------- -------------------- ---------------
     Net realized and unrealized gains
        (losses) on investments               (1,038,744)         (817,782)            (763,487)       (589,037)
                                         ------------------ ----------------- -------------------- ---------------
     Net increase (decrease) in net assets
        resulting from operations             $ (995,595)       $ (809,239)          $ (763,404)     $ (610,969)
                                         ================== ================= ==================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                    LMPVET EQUITY               LMPVET          LMPVET    LMPVET AGGRESSIVE    LMPVET LARGE
LMPVET INVESTORS            INDEX    FUNDAMENTAL VALUE    APPRECIATION               GROWTH      CAP GROWTH
     SUB-ACCOUNT      SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT
------------------- ---------------- -------------------- --------------- -------------------- ---------------
        $ 15,277         $ 83,242             $ 90,196        $ 72,599                 $ --         $ 1,164
------------------- ---------------- -------------------- --------------- -------------------- ---------------
           9,625          109,985               67,409          65,727              131,132           5,912
           1,644           10,543               12,275          12,106               23,161           1,017
------------------- ---------------- -------------------- --------------- -------------------- ---------------
          11,269          120,528               79,684          77,833              154,293           6,929
------------------- ---------------- -------------------- --------------- -------------------- ---------------
           4,008          (37,286)              10,512          (5,234)            (154,293)         (5,765)
------------------- ---------------- -------------------- --------------- -------------------- ---------------
          25,945           97,498                3,755         187,488                   --              --
          (5,407)        (130,706)            (133,405)       (100,085)            (221,919)        (10,073)
------------------- ---------------- -------------------- --------------- -------------------- ---------------
          20,538          (33,208)            (129,650)         87,403             (221,919)        (10,073)
------------------- ---------------- -------------------- --------------- -------------------- ---------------
        (394,174)      (1,891,887)          (2,090,604)     (1,814,674)          (4,313,318)       (168,406)
------------------- ---------------- -------------------- --------------- -------------------- ---------------
        (373,636)      (1,925,095)          (2,220,254)     (1,727,271)          (4,535,237)       (178,479)
------------------- ---------------- -------------------- --------------- -------------------- ---------------
      $ (369,628)    $ (1,962,381)        $ (2,209,742)   $ (1,732,505)        $ (4,689,530)     $ (184,244)
=================== ================ ==================== =============== ==================== ===============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                             LMPVET SOCIAL    LMPVET CAPITAL                             LMPVET
                                                 AWARENESS        AND INCOME    LMPVET CAPITAL    GLOBAL EQUITY
                                               SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                         -------------------- ----------------- ----------------- ----------------
INVESTMENT INCOME:
      Dividends                                      $ 183          $ 67,722             $ 556          $ 1,123
                                         -------------------- ----------------- ----------------- ----------------
EXPENSES:
      Mortality and expense risk
        charges                                         67            95,816            16,505           21,316
      Administrative charges                            12            16,317             2,778            3,667
                                         -------------------- ----------------- ----------------- ----------------
        Total expenses                                  79           112,133            19,283           24,983
                                         -------------------- ----------------- ----------------- ----------------
           Net investment income (loss)                104           (44,411)          (18,727)         (23,860)
                                         -------------------- ----------------- ----------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                       --           143,449           273,961          203,873
      Realized gains (losses) on sale of
        investments                                 30,248         (425,404)         (126,529)         (36,029)
                                         -------------------- ----------------- ----------------- ----------------
           Net realized gains (losses)              30,248         (281,955)          147,432          167,844
                                         -------------------- ----------------- ----------------- ----------------
     Change in unrealized gains (losses)
        on investments                              (3,256)      (2,414,508)         (660,004)        (903,988)
                                         -------------------- ----------------- ----------------- ----------------
     Net realized and unrealized gains
        (losses) on investments                     26,992        (2,696,463)         (512,572)        (736,144)
                                         -------------------- ----------------- ----------------- ----------------
     Net increase (decrease) in net assets
        resulting from operations                 $ 27,096      $ (2,740,874)       $ (531,299)      $ (760,004)
                                         ==================== ================= ================= ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

LMPVET DIVIDEND    LMPVET LIFESTYLE    LMPVET LIFESTYLE    LMPVET LIFESTYLE      LMPVIT GLOBAL    LMPVIT ADJUSTABLE
       STRATEGY      ALLOCATION 50%      ALLOCATION 70%      ALLOCATION 85%    HIGH YIELD BOND          RATE INCOME
    SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
------------------ ------------------- ------------------- ------------------- ------------------ --------------------
       $ 14,916            $ 27,374             $ 7,821             $ 6,307          $ 436,078             $ 25,015
------------------ ------------------- ------------------- ------------------- ------------------ --------------------
          6,977              10,545               3,870               3,152             52,826                7,019
          1,201               2,040                 701                 591              9,640                1,177
------------------ ------------------- ------------------- ------------------- ------------------ --------------------
          8,178              12,585               4,571               3,743             62,466                8,196
------------------ ------------------- ------------------- ------------------- ------------------ --------------------
          6,738              14,789               3,250               2,564            373,612               16,819
------------------ ------------------- ------------------- ------------------- ------------------ --------------------
             --              28,885                 283               1,567                 --                   --
         (6,900)            (37,879)             (1,152)             (3,936)          (164,115)              (3,919)
------------------ ------------------- ------------------- ------------------- ------------------ --------------------
         (6,900)             (8,994)               (869)             (2,369)          (164,115)              (3,919)
------------------ ------------------- ------------------- ------------------- ------------------ --------------------
       (165,891)           (268,576)           (116,180)           (111,284)        (1,626,173)            (129,999)
------------------ ------------------- ------------------- ------------------- ------------------ --------------------
       (172,791)           (277,570)           (117,049)           (113,653)        (1,790,288)            (133,918)
------------------ ------------------- ------------------- ------------------- ------------------ --------------------
     $ (166,053)         $ (262,781)         $ (113,799)         $ (111,089)      $ (1,416,676)          $ (117,099)
================== =================== =================== =================== ================== ====================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                   OPPENHEIMER
                                                                      LMPVIT MONEY MAIN STREET
                                                                            MARKET   SMALL CAP
                                                                       SUB-ACCOUNT SUB-ACCOUNT
                                                                      ------------ --------------
INVESTMENT INCOME:
      Dividends                                                          $ 364,475       $ 305
                                                                      ------------ --------------
EXPENSES:
      Mortality and expense risk charges                                   203,459       2,851
      Administrative charges                                                38,014         658
                                                                      ------------ --------------
        Total expenses                                                     241,473       3,509
                                                                      ------------ --------------
           Net investment income (loss)                                    123,002      (3,204)
                                                                      ------------ --------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                                               --       6,342
      Realized gains (losses) on sale of investments                            --      (5,031)
                                                                      ------------ --------------
           Net realized gains (losses)                                          --       1,311
                                                                      ------------ --------------
      Change in unrealized gains (losses) on investments                        --    (135,212)
                                                                      ------------ --------------
      Net realized and unrealized gains (losses) on investments                 --    (133,901)
                                                                      ------------ --------------
      Net increase (decrease) in net assets resulting from operations    $ 123,002  $ (137,105)
                                                                      ============ ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                        MIST LORD ABBETT GROWTH                MIST LORD ABBETT              MIST LORD ABBETT
                                                     AND INCOME                  BOND DEBENTURE                 MID CAP VALUE
                                                    SUB-ACCOUNT                     SUB-ACCOUNT                   SUB-ACCOUNT
                                   ------------------------------- ------------------------------- -----------------------------
                                           2008            2007            2008            2007           2008           2007
                                   --------------- --------------- --------------- --------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ (62,055)     $ (380,821)      $ 647,528       $ 820,024      $ (72,480)     $ (62,602)
  Net realized gains (losses)         2,991,033       2,432,717        (205,696)         88,437        572,659        917,467
  Change in unrealized gains
     (losses) on investments        (21,418,979)     (1,234,572)     (5,716,113)        188,870     (3,806,393)    (1,034,642)
                                   --------------- --------------- --------------- --------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations              (18,490,001)        817,324      (5,274,281)      1,097,331     (3,306,214)      (179,777)
                                   --------------- --------------- --------------- --------------- -------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners             2,996,877       8,522,026       1,369,809       2,822,479      1,460,418      2,206,893
  Net transfers (including fixed
     account)                          (655,574)        855,803      (1,230,592)      2,346,584        771,837      1,031,778
  Contract charges                     (194,804)       (159,846)       (114,346)        (81,518)       (27,634)       (17,441)
  Transfers for contract benefits
     and terminations                (2,357,288)     (2,964,005)     (1,776,324)     (2,177,229)      (300,483)      (818,824)
                                   --------------- --------------- --------------- --------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      (210,789)      6,253,978      (1,751,453)      2,910,316      1,904,138      2,402,406
                                   --------------- --------------- --------------- --------------- -------------- --------------
     Net increase (decrease)
       in net assets                (18,700,790)      7,071,302      (7,025,734)      4,007,647     (1,402,076)     2,222,629
NET ASSETS:
  Beginning of period                48,452,860      41,381,558      26,501,097      22,493,450      6,954,577      4,731,948
                                   --------------- --------------- --------------- --------------- -------------- --------------
  End of period                    $ 29,752,070    $ 48,452,860    $ 19,475,363    $ 26,501,097    $ 5,552,501    $ 6,954,577
                                   =============== =============== =============== =============== ============== ==============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

            MIST OPPENHEIMER       MIST LEGG MASON PARTNERS               MIST VAN KAMPEN
        CAPITAL APPRECIATION              AGGRESSIVE GROWTH                MID CAP GROWTH         MIST PIMCO TOTAL RETURN
                 SUB-ACCOUNT                    SUB-ACCOUNT                   SUB-ACCOUNT                     SUB-ACCOUNT
------------------------------- ------------------------------ ----------------------------- -------------------------------
        2008            2007           2008            2007           2008           2007            2008            2007
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ---------------
   $ 367,539      $ (398,412)    $ (174,505)     $ (209,373)      $ (7,569)     $ (15,796)      $ 921,779       $ 484,097
   4,795,089       1,971,674       (213,755)      1,303,126        136,152         63,313         997,260         (14,949)
 (15,897,325)      1,191,709     (4,585,129)     (1,018,652)    (1,443,177)        92,855      (2,740,538)      1,733,896
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ---------------
 (10,734,697)      2,764,971     (4,973,389)         75,101     (1,314,594)       140,372        (821,499)      2,203,044
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ---------------
     425,671       2,929,189      1,144,742       1,944,166        811,237      1,233,459      14,068,315      10,436,422
    (758,638)       (987,421)      (282,958)        190,705        348,890        379,377       4,305,285       5,633,088
     (90,452)        (87,223)       (49,704)        (45,093)        (6,644)        (1,138)       (219,817)       (115,256)
  (1,324,687)     (1,952,327)      (677,006)     (1,207,490)      (201,276)       (19,162)     (4,126,484)     (2,518,513)
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ---------------
  (1,748,106)        (97,782)       135,074         882,288        952,207      1,592,536      14,027,299      13,435,741
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ---------------
 (12,482,803)      2,667,189     (4,838,315)        957,389       (362,387)     1,732,908      13,205,800      15,638,785
  24,671,347      22,004,158     12,451,979      11,494,590      2,154,190        421,282      44,128,005      28,489,220
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ---------------
$ 12,188,544    $ 24,671,347    $ 7,613,664    $ 12,451,979    $ 1,791,803    $ 2,154,190    $ 57,333,805    $ 44,128,005
=============== =============== ============== =============== ============== ============== =============== ===============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                           MIST T. ROWE PRICE               MIST MFS RESEARCH
                                          MIST RCM TECHNOLOGY                  MID CAP GROWTH                   INTERNATIONAL
                                                  SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
                                   ----------------------------- ------------------------------- -------------------------------
                                          2008           2007            2008            2007            2008            2007
                                   -------------- -------------- --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 540,781      $ (72,140)     $ (284,144)     $ (292,075)       $ 72,560      $ (142,278)
  Net realized gains (losses)        1,166,091        286,781       1,886,557       1,369,680       3,018,884       4,633,174
  Change in unrealized gains
     (losses) on investments        (4,507,400)       916,438     (10,194,751)      1,346,185     (20,816,929)     (1,403,746)
                                   -------------- -------------- --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations              (2,800,528)     1,131,079      (8,592,338)      2,423,790     (17,725,485)      3,087,150
                                   -------------- -------------- --------------- --------------- --------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              933,892        736,229       2,868,430       3,734,581       5,430,511       8,342,824
  Net transfers (including fixed
     account)                           76,132        535,907         421,360        (647,348)      3,378,989       2,678,854
  Contract charges                     (22,623)       (17,186)        (83,239)        (65,307)       (155,389)       (102,681)
  Transfers for contract benefits
     and terminations                 (225,548)      (385,855)       (815,964)     (1,017,900)     (1,696,371)     (1,951,656)
                                   -------------- -------------- --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      761,853        869,095       2,390,587       2,004,026       6,957,740       8,967,341
                                   -------------- -------------- --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets                (2,038,675)     2,000,174      (6,201,751)      4,427,816     (10,767,745)     12,054,491
NET ASSETS:
  Beginning of period                5,605,992      3,605,818      19,400,219      14,972,403      36,338,022      24,283,531
                                   -------------- -------------- --------------- --------------- --------------- ---------------
  End of period                    $ 3,567,317    $ 5,605,992    $ 13,198,468    $ 19,400,219    $ 25,570,277    $ 36,338,022
                                   ============== ============== =============== =============== =============== ===============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                              MIST MET/AIM             MIST HARRIS OAKMARK               MIST THIRD AVENUE
        MIST LAZARD MID CAP               SMALL CAP GROWTH                   INTERNATIONAL                 SMALL CAP VALUE
                SUB-ACCOUNT                    SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
------------------------------ ------------------------------ ------------------------------- -------------------------------
       2008            2007           2008            2007            2008            2007            2008            2007
-------------- --------------- -------------- --------------- --------------- --------------- --------------- ---------------
  $ (73,486)     $ (132,236)    $ (213,128)     $ (238,637)       $ (1,914)     $ (375,598)     $ (246,417)     $ (216,509)
    278,904         852,508      1,035,361         565,731       4,605,446       4,954,944       1,485,355       2,782,360
 (4,739,578)     (1,386,700)    (7,057,055)        816,305     (22,668,499)     (6,044,867)    (10,177,950)     (4,070,205)
-------------- --------------- -------------- --------------- --------------- --------------- --------------- ---------------
 (4,534,160)       (666,428)    (6,234,822)      1,143,399     (18,064,967)     (1,465,521)     (8,939,012)     (1,504,354)
-------------- --------------- -------------- --------------- --------------- --------------- --------------- ---------------
  1,677,900       2,710,802      1,384,328       2,569,836       2,904,626       9,800,598       2,867,904       6,126,645
    551,371       2,265,780        566,323        (220,403)     (1,642,898)        305,640      (2,105,443)     (1,175,705)
    (41,815)        (32,273)       (60,527)        (53,647)       (175,163)       (151,158)       (133,821)       (108,575)
   (651,915)     (1,125,340)      (850,100)     (1,189,887)     (1,739,889)     (2,343,680)     (1,269,669)     (1,791,926)
-------------- --------------- -------------- --------------- --------------- --------------- --------------- ---------------
  1,535,541       3,818,969      1,040,024       1,105,899        (653,324)      7,611,400        (641,029)      3,050,439
-------------- --------------- -------------- --------------- --------------- --------------- --------------- ---------------
 (2,998,619)      3,152,541     (5,194,798)      2,249,298     (18,718,291)      6,145,879      (9,580,041)      1,546,085
 10,567,455       7,414,914     15,138,596      12,889,298      43,281,131      37,135,252      29,469,993      27,923,908
-------------- --------------- -------------- --------------- --------------- --------------- --------------- ---------------
$ 7,568,836    $ 10,567,455    $ 9,943,798    $ 15,138,596    $ 24,562,840    $ 43,281,131    $ 19,889,952    $ 29,469,993
============== =============== ============== =============== =============== =============== =============== ===============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                            MIST PIMCO INFLATION
                                                  PROTECTED BOND    MIST CLARION GLOBAL REAL ESTATE    MIST TURNER MID CAP GROWTH
                                                     SUB-ACCOUNT                        SUB-ACCOUNT                   SUB-ACCOUNT
                                   ------------------------------ ---------------------------------- -----------------------------
                                            2008            2007           2008                2007           2008           2007
                                   -------------- --------------- -------------- ------------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 581,255       $ 106,841       $ (4,534)         $ (107,005)    $ (111,894)    $ (111,015)
  Net realized gains (losses)            (10,812)        (50,295)       791,721           1,777,077        570,608        512,682
  Change in unrealized gains
     (losses) on investments          (4,084,978)      2,223,966     (7,245,632)         (4,108,743)    (4,626,453)       880,847
                                   -------------- --------------- -------------- ------------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                (3,514,535)      2,280,512     (6,458,445)         (2,438,671)    (4,167,739)     1,282,514
                                   -------------- --------------- -------------- ------------------- -------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners             10,473,974       4,553,500      1,810,321           4,209,581        530,634      1,316,876
  Net transfers (including fixed
     account)                          1,310,054         634,362        919,252           1,158,998        316,592        642,920
  Contract charges                      (149,318)        (91,954)       (58,192)            (41,309)       (35,133)       (26,311)
  Transfers for contract benefits
     and terminations                 (2,534,957)     (2,286,028)      (741,896)         (1,079,452)      (427,217)      (434,031)
                                   -------------- --------------- -------------- ------------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      9,099,753       2,809,880      1,929,485           4,247,818        384,876      1,499,454
                                   -------------- --------------- -------------- ------------------- -------------- --------------
     Net increase (decrease)
       in net assets                   5,585,218       5,090,392     (4,528,960)          1,809,147     (3,782,863)     2,781,968
NET ASSETS:
  Beginning of period                 28,956,045      23,865,653     13,923,483          12,114,336      8,336,664      5,554,696
                                   -------------- --------------- -------------- ------------------- -------------- --------------
  End of period                     $ 34,541,263    $ 28,956,045    $ 9,394,523        $ 13,923,483    $ 4,553,801    $ 8,336,664
                                   ============== =============== ============== =================== ============== ==============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

          MIST GOLDMAN SACHS
               MID CAP VALUE    MIST METLIFE DEFENSIVE STRATEGY    MIST METLIFE MODERATE STRATEGY    MIST METLIFE BALANCED STRATEGY
                 SUB-ACCOUNT                        SUB-ACCOUNT                       SUB-ACCOUNT                       SUB-ACCOUNT
------------------------------- ---------------------------------- --------------------------------- -------------------------------
        2008            2007            2008               2007             2008             2007             2008             2007
--------------- --------------- --------------- ------------------ ---------------- ---------------- ---------------- --------------
  $ (150,097)     $ (234,516)     $ (263,453)         $ 147,089         $ 78,869        $ 341,047      $ 8,882,465       $ (134,402)
     921,154       2,265,478        (203,794)         2,674,662        1,689,125        4,598,246       14,387,674       10,288,554
  (7,739,089)     (1,933,447)    (15,883,244)          (738,628)     (42,671,761)        (356,804)    (132,223,804)      (3,430,371)
--------------- --------------- --------------- ------------------ ---------------- ---------------- ---------------- --------------
  (6,968,032)         97,515     (16,350,491)         2,083,123      (40,903,767)       4,582,489     (108,953,665)       6,723,781
--------------- --------------- --------------- ------------------ ---------------- ---------------- ---------------- --------------
   1,101,585       5,101,739       9,489,806          7,895,007       25,477,506       21,509,551       39,931,144       69,215,899
  (1,623,005)        (46,022)     28,841,474         11,528,840        2,548,587       17,290,613       (6,563,860)      22,428,891
     (84,062)        (65,984)       (240,914)          (125,113)        (626,449)        (447,303)      (1,433,672)      (1,026,555)
    (967,224)     (1,045,100)     (5,069,835)       (10,684,034)      (6,703,647)      (5,866,737)     (16,036,183)     (11,519,381)
--------------- --------------- --------------- ------------------ ---------------- ---------------- ---------------- --------------
  (1,572,706)      3,944,633      33,020,531          8,614,700       20,695,997       32,486,124       15,897,429       79,098,854
--------------- --------------- --------------- ------------------ ---------------- ---------------- ---------------- --------------
  (8,540,738)      4,042,148      16,670,040         10,697,823      (20,207,770)      37,068,613      (93,056,236)      85,822,635
  19,992,162      15,950,014      53,548,580         42,850,757      135,865,886       98,797,273      316,936,441      231,113,806
--------------- --------------- --------------- ------------------ ---------------- ---------------- ---------------- --------------
$ 11,451,424    $ 19,992,162    $ 70,218,620       $ 53,548,580    $ 115,658,116    $ 135,865,886    $ 223,880,205    $ 316,936,441
=============== =============== =============== ================== ================ ================ ================ ==============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                    MIST METLIFE GROWTH STRATEGY    MIST METLIFE AGGRESSIVE STRATEGY          MIST SSGA GROWTH ETF
                                                     SUB-ACCOUNT                         SUB-ACCOUNT                   SUB-ACCOUNT
                                  --------------------------------- ----------------------------------- ---------------------------
                                           2008             2007            2008                2007           2008           2007
                                  ---------------- ---------------- --------------- ------------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $ 6,627,126     $ (1,844,528)    $ 1,290,439          $ (309,320)       $ 1,029      $ (24,689)
  Net realized gains (losses)        20,626,099       15,227,852       5,109,769           4,874,003         43,391          6,431
  Change in unrealized gains
     (losses) on investments       (189,095,122)      (6,220,678)    (38,600,357)         (4,455,535)      (739,544)        70,201
                                  ---------------- ---------------- --------------- ------------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations             (161,841,897)       7,162,646     (32,200,149)            109,148       (695,124)        51,943
                                  ---------------- ---------------- --------------- ------------------- -------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners            58,295,762       92,934,249       6,149,057          25,173,888        220,587         22,464
  Net transfers (including fixed
     account)                       (11,203,389)      26,403,782      (1,048,919)         (1,261,151)       109,090        528,371
  Contract charges                   (1,773,343)      (1,229,957)       (352,044)           (231,978)        (5,111)        (4,634)
  Transfers for contract benefits
     and terminations               (13,749,287)     (11,745,850)     (2,844,035)         (1,454,731)      (133,875)        (3,933)
                                  ---------------- ---------------- --------------- ------------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions    31,569,743      106,362,224       1,904,059          22,226,028        190,691        542,268
                                  ---------------- ---------------- --------------- ------------------- -------------- ------------
     Net increase (decrease)
       in net assets               (130,272,154)     113,524,870     (30,296,090)         22,335,176       (504,433)       594,211
NET ASSETS:
  Beginning of period               393,211,798      279,686,928      74,631,869          52,296,693      1,967,634      1,373,423
                                  ---------------- ---------------- --------------- ------------------- -------------- ------------
  End of period                   $ 262,939,644    $ 393,211,798    $ 44,335,779        $ 74,631,869    $ 1,463,201    $ 1,967,634
                                  ================ ================ =============== =================== ============== ============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

  MIST SSGA GROWTH AND INCOME                                                                       MIST MFS EMERGING MARKETS
                          ETF         MIST VAN KAMPEN COMSTOCK   MIST LEGG MASON VALUE EQUITY                          EQUITY
                  SUB-ACCOUNT                      SUB-ACCOUNT                    SUB-ACCOUNT                     SUB-ACCOUNT
-----------------------------   ------------------------------   ----------------------------   -----------------------------
       2008             2007           2008            2007           2008             2007             2008            2007
-------------- --------------   -------------- ---------------   -------------- ------------    --------------- -------------
    $ 5,110        $ (21,673)         $ 629       $ (43,792)       $ (107,467)   $ (132,526)       $ (96,968)       $ (70,831)
     30,087            2,766        (10,470)        328,211          (234,830)       69,622          369,218          163,261
   (463,619)          61,285     (5,243,379)       (945,838)       (4,790,088)     (600,631)     (11,737,314)       1,207,024
-------------- --------------   -------------- ---------------   -------------- ------------    --------------- -------------
   (428,422)          42,378     (5,253,220)       (661,419)       (5,132,385)     (663,535)     (11,465,064)       1,299,454
-------------- --------------   -------------- ---------------   -------------- ------------    --------------- -------------
      5,617          200,000      2,203,531       4,979,306         1,505,302     2,655,359        3,044,661        3,501,174
      5,129          327,954      1,423,585       2,375,355           696,623       626,651       11,897,122        2,678,432
     (4,749)          (3,426)       (51,263)        (27,459)          (29,437)      (27,420)         (60,157)         (10,439)
         93               --       (715,949)       (234,269          (483,800)     (419,379)        (571,176)         (41,224)
-------------- --------------   -------------- ---------------   -------------- ------------    --------------- -------------
      6,090          524,528      2,859,904       7,092,933         1,688,688     2,835,211       14,310,450        6,127,943
-------------- --------------   -------------- ---------------   -------------- ------------    --------------- -------------
   (422,332)         566,906     (2,393,316)      6,431,514        (3,443,697)    2,171,676        2,845,386        7,427,397
  1,637,978        1,071,072     12,086,984       5,655,470         8,163,982     5,992,306        9,100,647        1,673,250
-------------- --------------   -------------- ---------------   -------------- ------------    --------------- -------------
$ 1,215,646      $ 1,637,978    $ 9,693,668    $ 12,086,984       $ 4,720,285   $ 8,163,982     $ 11,946,033      $ 9,100,647
============== ==============   ============== ===============   ============== ============    =============== =============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                     MIST LOOMIS SAYLES GLOBAL          MIST MET/AIM CAPITAL
                                                       MARKETS                  APPRECIATION    MIST BLACKROCK HIGH YIELD
                                                   SUB-ACCOUNT                   SUB-ACCOUNT                  SUB-ACCOUNT
                                   ---------------------------       -----------------------    -------------------------
                                          2008           2007               2008       2007            2008         2007
                                   -------------- ------------       ------------ ----------    -------------- ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 294,017      $ (58,458)            $ 447     $ (5,622)      $ 49,515       $ 2,831
  Net realized gains (losses)          312,558        105,771           (38,329)      25,793        (75,635)          (12)
  Change in unrealized gains
     (losses) on investments        (5,309,733)       781,063          (142,053)      12,505       (389,880)       (8,336)
                                   -------------- ------------       ------------ ----------    -------------- ----------
     Net increase (decrease)
       in net assets resulting
       from operations              (4,703,158)       828,376          (179,935)      32,676       (416,000)       (5,517)
                                   -------------- ------------       ------------ ----------    -------------- ----------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners            1,943,126      2,453,394            78,762       55,681        843,816       783,808
  Net transfers (including fixed
     account)                        1,377,503      4,351,207           (23,385)      39,443        326,300       130,435
  Contract charges                     (47,439)        (8,998)           (1,228)      (1,063)        (3,825)         (315)
  Transfers for contract benefits
     and terminations                 (268,140)       (50,807)          (20,988)     (15,484)      (210,644)       (7,941)
                                   -------------- ------------       ------------ ----------    -------------- ----------
     Net increase (decrease)
       in net assets resulting
       from contract transactions    3,005,050      6,744,796            33,161       78,577        955,647       905,987
                                   -------------- ------------       ------------ ----------    -------------- ----------
     Net increase (decrease)
       in net assets                (1,698,108)     7,573,172          (146,774)     111,253        539,647       900,470
NET ASSETS:
  Beginning of period                9,069,241      1,496,069           398,835      287,582        966,595        66,125
                                   -------------- ------------       ------------ ----------    -------------- ----------
  End of period                    $ 7,371,133     $9,069,241         $ 252,061    $ 398,835    $ 1,506,242     $ 966,595
                                   ============== ============       ============ ==========    ============== ==========

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

             MIST JANUS FORTY          MIST PIONEER FUND    MIST PIONEER STRATEGIC INCOME    MIST DREMAN SMALL CAP VALUE
                  SUB-ACCOUNT                SUB-ACCOUNT                      SUB-ACCOUNT                    SUB-ACCOUNT
----------------------------- --------------------------- -------------------------------- ------------------------------
       2008           2007         2008           2007           2008              2007           2008            2007
-------------- -------------- ------------   ------------ -------------- ----------------- -------------- ---------------
   $ 54,726       $ (8,867)    $ (4,784)      $ (5,363)     $ 417,661         $ (62,497)     $ (35,320)      $ (34,959)
     (6,665)        28,501      (34,016)         4,677        (78,749)           13,129        (32,266)         49,277
 (1,249,873)       148,421     (255,363)         3,940     (1,514,771)          331,282     (1,023,669)       (131,284)
-------------- -------------- ------------  ------------- -------------- ----------------- -------------- ---------------
 (1,201,812)       168,055     (294,163)         3,254     (1,175,859)          281,914     (1,091,255)       (116,966)
-------------- -------------- ------------  ------------- -------------- ----------------- -------------- ---------------
  1,076,064        669,868      459,870        344,110      3,070,287         2,813,062        928,338       2,002,115
  1,044,507        493,176       25,041        114,314        (77,254)        1,523,623        120,507         763,022
     (7,190)          (380)      (2,225)        (1,523)       (17,853)          (10,775)       (13,703)         (3,028)
    (72,000)        (2,042)     (24,809)        (5,038)      (610,483)         (590,961)      (246,526)       (197,920)
-------------- -------------- ------------  ------------- -------------- ----------------- -------------- ---------------
  2,041,381      1,160,622      457,877        451,863      2,364,697         3,734,949        788,616       2,564,189
-------------- -------------- ------------  ------------- -------------- ----------------- -------------- ---------------
    839,569      1,328,677      163,714        455,117      1,188,838         4,016,863       (302,639)      2,447,223
  1,470,259        141,582      719,501        264,384      7,612,927         3,596,064      3,272,627         825,404
-------------- -------------- ------------  ------------- -------------- ----------------- -------------- ---------------
$ 2,309,828    $ 1,470,259    $ 883,215      $ 719,501    $ 8,801,765       $ 7,612,927    $ 2,969,988     $ 3,272,627
============== ============== ============  ============= ============== ================= ============== ===============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                                 MIST
                                                                                             AMERICAN
                                                                                                FUNDS
                                           MIST BLACKROCK                MIST RAINIER        BALANCED
                                           LARGE CAP CORE            LARGE CAP EQUITY      ALLOCATION
                                              SUB-ACCOUNT                 SUB-ACCOUNT     SUB-ACCOUNT
                                   ------------------------- --------------------------- ---------------
                                        2008         2007           2008      2007 (A)        2008 (B)
                                   ------------ ------------ -------------- ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $ (5,635)    $ (3,099)     $ (42,524)      $ (432)      $ 748,981
  Net realized gains (losses)         (9,800)      15,035        (52,246)          25         (41,748)
  Change in unrealized gains
     (losses) on investments        (200,759)      (6,865)    (1,193,030)       9,346      (4,976,852)
                                   ------------ ------------ -------------- ------------ ---------------
     Net increase (decrease)
       in net assets resulting
       from operations              (216,194)       5,071     (1,287,800)       8,939      (4,269,619)
                                   ------------ ------------ -------------- ------------ ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners             98,093      171,407        947,124      232,381      17,599,569
  Net transfers (including fixed
     account)                        155,260      109,945      2,342,312      180,386      11,243,422
  Contract charges                    (2,550)        (701)       (12,354)        (625)        (10,403)
  Transfers for contract benefits
     and terminations                 (6,158)         207        (38,114)        (252)       (244,667)
                                   ------------ ------------ -------------- ------------ ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions    244,645      280,858      3,238,968      411,890      28,587,921
                                   ------------ ------------ -------------- ------------ ---------------
     Net increase (decrease)
       in net assets                  28,451      285,929      1,951,168      420,829      24,318,302
NET ASSETS:
  Beginning of period                425,769      139,840        420,829           --              --
                                   ------------ ------------ -------------- ------------ ---------------
  End of period                    $ 454,220    $ 425,769    $ 2,371,997    $ 420,829    $ 24,318,302
                                   ============ ============ ============== ============ ===============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                        MIST                                              MIST
                                       MIST             MIST        AMERICAN                                      MET/FRANKLIN
       MIST            MIST        AMERICAN         AMERICAN           FUNDS             MIST             MIST       TEMPLETON
   AMERICAN        AMERICAN    FUNDS GROWTH            FUNDS        MODERATE    MET/TEMPLETON     MET/FRANKLIN        FOUNDING
 FUNDS BOND    FUNDS GROWTH      ALLOCATION    INTERNATIONAL      ALLOCATION           GROWTH    MUTUAL SHARES        STRATEGY
SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
-------------- --------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
    2008 (B)        2008 (B)        2008 (B)         2008 (B)        2008 (B)         2008 (B)         2008 (B)        2008 (B)
-------------- --------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
  $ 121,036       $ 169,445       $ 934,184        $ 191,780       $ 383,386             $ 45         $ 18,039       $ 104,337
     (7,997)        (75,208)       (198,359)          (5,926)        (23,651)              --           (3,874)        (29,404)
   (233,176)     (1,716,779)     (5,773,323)      (1,090,666)     (1,540,752)            (749)        (191,120)     (1,286,332)
-------------- --------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
   (120,137)     (1,622,542)     (5,037,498)        (904,812)     (1,181,017)            (704)        (176,955)     (1,211,399)
-------------- --------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
  1,893,898       3,558,536      21,960,502        2,154,967       8,635,179            9,153          672,874       7,453,069
    851,253       3,038,967       7,572,108        1,975,862       4,827,279            6,991          316,497       1,480,026
       (461)         (3,361)         (6,546)          (3,358)         (1,858)              --             (537)           (501)
     (5,332)        (46,812)       (186,787)         (30,389)        (52,635)            (188)         (10,811)        (29,602)
-------------- --------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
  2,739,358       6,547,330      29,339,277        4,097,082      13,407,965           15,956          978,023       8,902,992
-------------- --------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
  2,619,221       4,924,788      24,301,779        3,192,270      12,226,948           15,252          801,068       7,691,593
         --              --              --               --              --               --               --              --
-------------- --------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
$ 2,619,221     $ 4,924,788    $ 24,301,779      $ 3,192,270    $ 12,226,948         $ 15,252        $ 801,068     $ 7,691,593
============== =============== =============== ================ =============== ================ ================ ===============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                      RUSSELL MULTI-STYLE EQUITY    RUSSELL AGGRESSIVE EQUITY            RUSSELL NON-U.S.
                                                     SUB-ACCOUNT                  SUB-ACCOUNT                 SUB-ACCOUNT
                                   -----------------------------    -------------------------   -------------------------
                                          2008             2007           2008         2007        2008           2007
                                   --------------  -------------    ----------- -------------   ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ 279          $ (797)       $ (149)        $ (423)        $ (352)         $ 286
  Net realized gains (losses)           12,827          18,364        (2,070)         7,005            221         17,536
  Change in unrealized gains
     (losses) on investments           (55,244)           (138)       (4,794)        (5,460)       (13,370)       (13,976)
                                   --------------  -------------    ----------- -------------   ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (42,138)         17,429        (7,013)         1,122        (13,501)         3,846
                                   --------------  -------------    ----------- -------------   ------------ ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                   --              --            --             --             --             --
  Net transfers (including fixed
     account)                            4,070          (1,485)          686              1          3,556         (1,378)
  Contract charges                          (9)             --            (1)            --             (4)            --
  Transfers for contract benefits
     and terminations                 (114,353)        (36,429)      (25,817)        (7,213)            27        (22,439)
                                   --------------  -------------    ----------- -------------   ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     (110,292)        (37,914)      (25,132)        (7,212)         3,579        (23,817)
                                   --------------  -------------    ----------- -------------   ------------ ------------
     Net increase (decrease)
       in net assets                  (152,430)        (20,485)      (32,145)        (6,090)        (9,922)       (19,971)
NET ASSETS:
  Beginning of period                  187,446         207,931        36,634         42,724         30,466         50,437
                                   --------------  -------------    ----------- -------------   ------------ ------------
  End of period                       $ 35,016       $ 187,446       $ 4,489       $ 36,634       $ 20,544       $ 30,466
                                   ==============  =============    =========== =============   ============ ============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                     RUSSELL REAL
      RUSSELL CORE BOND         ESTATE SECURITIES   AIM V.I. INTERNATIONAL GROWTH   AIM V.I. GLOBAL REAL ESTATE
            SUB-ACCOUNT               SUB-ACCOUNT                     SUB-ACCOUNT                   SUB-ACCOUNT
------------------------   ----------------------   -----------------------------   ---------------------------
    2008           2007       2008         2007           2008             2007          2008         2007 (A)
----------- ------------   ---------- -----------   ------------  ---------------   ----------- ---------------
 $ 5,183       $ 10,439       $ 232       $ 676       $ (3,973)        $ (2,383)       $ 7,928    $        --
  (9,352)          (367)      5,011      14,960        (20,006)           8,377         11,962             --
  (6,881)         5,266     (10,523)    (29,455)      (347,447)          18,326        (24,936)            --
----------- ------------   ---------- -----------   ------------  ---------------   ----------- ---------------
 (11,050)        15,338      (5,280)    (13,819)      (371,426)          24,320         (5,046)            --
----------- ------------   ---------- -----------   ------------  ---------------   ----------- ---------------
      --             --          --          --        863,119            3,600         86,073             --
  (8,836)         2,223         524         640         48,443          229,610         12,593             --
     (15)            --          (1)         --         (1,613)          (1,354)            --             --
(204,193)       (27,849)    (54,861)    (10,803)       (33,978)          (9,515)          (464)            --
----------- ------------   ---------- -----------   ------------  ---------------   ----------- ---------------
(213,044)       (25,626)    (54,338)    (10,163)       875,971          222,341         98,202             --
----------- ------------   ---------- -----------   ------------  ---------------   ----------- ---------------
(224,094)       (10,288)    (59,618)    (23,982)       504,545          246,661         93,156             --
 280,763        291,051      66,975      90,957        403,640          156,979             --             --
----------- ------------   ---------- -----------   ------------  ---------------   ----------- ---------------
$ 56,669      $ 280,763     $ 7,357    $ 66,975      $ 908,185        $ 403,640       $ 93,156    $        --
=========== ============   ========== ===========   ============  ===============   =========== ===============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                   PUTNAM VT GROWTH AND INCOME       PUTNAM VT EQUITY INCOME         PUTNAM VT VISTA
                                                   SUB-ACCOUNT                   SUB-ACCOUNT             SUB-ACCOUNT
                                   ---------------------------    --------------------------   ---------------------
                                        2008             2007          2008       2007             2008         2007
                                   ------------- -------------    ----------- --------------   ----------- ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 1,544             $ 614         $ 724          $ 442    $ (2,003)    $ (6,038)
  Net realized gains (losses)         24,195            36,991         3,519          9,134     (11,147)     (32,845)
  Change in unrealized gains
     (losses) on investments         (92,042)          (50,399)      (38,735)        (7,033)    (60,591)      54,766
                                   ------------- -------------    ----------- --------------   ----------- ---------
     Net increase (decrease)
       in net assets resulting
       from operations               (66,303)          (12,794)      (34,492)         2,543     (73,741)      15,883
                                   ------------- -------------    ----------- --------------   ----------- ---------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              7,861             8,306            --             --      15,026       23,514
  Net transfers (including fixed
     account)                          7,056           (30,139)       36,406         20,168    (117,314)    (204,336)
  Contract charges                       (57)              (59)           (6)            (3)         (2)          (2)
  Transfers for contract benefits
     and terminations                     47           (24,290)       (2,690)       (22,580)         27      (17,216)
                                   ------------- -------------    ----------- --------------   ----------- ---------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     14,907           (46,182)       33,710         (2,415)   (102,263)    (198,040)
                                   ------------- -------------    ----------- --------------   ----------- ---------
     Net increase (decrease)
       in net assets                 (51,396)          (58,976)         (782)           128    (176,004)    (182,157)
NET ASSETS:
  Beginning of period                155,114           214,090        81,660         81,532     248,740      430,897
                                   ------------- -------------    ----------- --------------   ----------- ---------
  End of period                    $ 103,718         $ 155,114      $ 80,878       $ 81,660    $ 72,736    $ 248,740
                                   ============= =============    =========== ==============   =========== =========

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

        FTVIPT TEMPLETON FOREIGN      FTVIPT TEMPLETON GROWTH    FTVIPT TEMPLETON GLOBAL
                      SECURITIES                   SECURITIES          INCOME SECURITIES    FTVIPT MUTUAL SHARES SECURITIES
                     SUB-ACCOUNT                  SUB-ACCOUNT                SUB-ACCOUNT                        SUB-ACCOUNT
--------------------------------  ---------------------------  --------------------------   -------------------------------
        2008             2007         2008            2007          2008        2007 (C)           2008             2007
--------------- ---------------  ------------ -------------    ------------ -------------   -------------- ----------------
    $ 96,121         $ 23,378       $ 2,389       $ (2,023)       $  5,360    $       --       $ 35,142          $ (3,985)
     890,922          661,783        18,074         35,265          (3,305)           --        (60,292)           67,936
  (8,618,906)         727,310      (535,664)       (44,193)         10,503            --       (913,459)          (91,388)
--------------- ---------------  ------------ -------------    ------------ -------------   -------------- ----------------
  (7,631,863)       1,412,471      (515,201)       (10,951)         12,558            --       (938,609)          (27,437)
--------------- ---------------  ------------ -------------    ------------ -------------   -------------- ----------------
   2,668,051        7,193,394       256,099        647,047         542,379            --        660,861         1,427,344
     933,645        1,433,252       125,121        120,304          64,590            --         65,243           277,198
     (69,185)         (30,435)         (406)          (126)             (8)           --           (698)             (241)
    (864,353)        (539,934)      (41,438)       (16,204)         (6,267)           --       (368,301)          (78,021)
--------------- ---------------  ------------ -------------    ------------ -------------   -------------- ----------------
   2,668,158        8,056,277       339,376        751,021         600,694            --        357,105         1,626,280
--------------- ---------------  ------------ -------------    ------------ -------------   -------------- ----------------
  (4,963,705)       9,468,748      (175,825)       740,070         613,252            --       (581,504)        1,598,843
  16,248,090        6,779,342       973,353        233,283           --               --      2,197,713           598,870
--------------- ---------------  ------------ -------------    ------------ -------------   -------------- ----------------
$ 11,284,385     $ 16,248,090     $ 797,528      $ 973,353        $613,252   $        --     $1,616,209       $ 2,197,713
=============== ===============  ============ =============    ============ =============   ============== ================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                            FTVIPT FRANKLIN INCOME     FTVIPT FRANKLIN SMALL CAP
                                                        SECURITIES              VALUE SECURITIES       FIDELITY VIP EQUITY-INCOME
                                                       SUB-ACCOUNT                   SUB-ACCOUNT                      SUB-ACCOUNT
                                   -------------------------------  ----------------------------   -------------------------------
                                           2008            2007         2008           2007 (C)           2008            2007
                                   --------------- ---------------  ------------ ---------------   ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 624,484       $ 192,080        $ (62)             $ --           $ 457            $ 116
  Net realized gains (losses)            (4,803)        108,252        7,079                --            (104)           5,033
  Change in unrealized gains
     (losses) on investments         (6,661,479)       (325,606)     (55,532)               --         (25,611)          (5,219)
                                   --------------- ---------------  ------------ ---------------   ---------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations               (6,041,798)        (25,274)     (48,515)               --         (25,258)             (70)
                                   --------------- ---------------  ------------ ---------------   ---------------  --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners             1,918,821       7,870,375      149,679                --              --               --
  Net transfers (including fixed
     account)                         2,215,044       4,782,341       31,665                --           1,008             (290)
  Contract charges                      (66,281)        (22,602)          --                --            (281)            (275)
  Transfers for contract benefits
     and terminations                  (769,796)       (687,777)         (45)               --              30               (2)
                                   --------------- ---------------  ------------ ---------------   ---------------  --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     3,297,788      11,942,337      181,299                --             757             (567)
                                   --------------- ---------------  ------------ ---------------   ---------------  --------------
     Net increase (decrease)
       in net assets                 (2,744,010)     11,917,063      132,784                --         (24,501)            (637)
NET ASSETS:
  Beginning of period                16,748,914       4,831,851           --                --          57,301           57,938
                                   --------------- ---------------  ------------ ---------------   ---------------  --------------
  End of period                    $ 14,004,904    $ 16,748,914     $ 132,784             $ --        $ 32,800         $ 57,301
                                   =============== ===============  ============ ===============   ===============  ==============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

      FIDELITY VIP MID CAP         FIDELITY VIP CONTRAFUND         MSF METLIFE STOCK INDEX      MSF JULIUS BAER INTERNATIONAL
               SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT                  STOCK SUB-ACCOUNT
----------------------------- ------------------------------- ------------------------------- --------------------------------
       2008           2007            2008            2007            2008            2007         2008                2007
-------------- -------------- --------------- --------------- --------------- --------------- ------------ ------------------
  $ (18,754)      $ (8,409)     $ (100,691)      $ (79,803)        $ 6,314      $ (158,601)     $ 7,246            $ (3,785)
    143,361         48,075          17,384       3,553,722         469,456         761,511         (225)             78,718
   (857,241)        30,192      (7,299,121)     (1,849,561)     (9,844,526)       (172,073)    (290,094)            (31,201)
-------------- -------------- --------------- --------------- --------------- --------------- ------------ -------------------
   (732,634)        69,858      (7,382,428)      1,624,358      (9,368,756)        430,837     (283,073)             43,732
-------------- -------------- --------------- --------------- --------------- --------------- ------------ -------------------
    788,685        666,904       2,051,894       4,277,664       1,952,962       5,230,998        6,923             124,182
    275,425        215,407       1,115,855       2,759,584       3,925,513        (939,084)      35,186              29,722
       (501)          (151)        (67,557)        (34,891)        (97,886)        (65,953)      (1,743)             (1,834)
    (65,696)       (33,659)       (691,993)       (290,499)       (746,416)       (809,401)     (95,110)            (69,777)
-------------- -------------- --------------- --------------- --------------- --------------- ------------ -------------------
    997,913        848,501       2,408,199       6,711,858       5,034,173       3,416,560      (54,744)             82,293
-------------- -------------- --------------- --------------- --------------- --------------- ------------ -------------------
    265,279        918,359      (4,974,229)      8,336,216      (4,334,583)      3,847,397     (337,817)            126,025
  1,277,778        359,419      15,082,787       6,746,571      20,352,656      16,505,259      624,430             498,405
-------------- -------------- --------------- --------------- --------------- --------------- ------------ -------------------
$ 1,543,057    $ 1,277,778    $ 10,108,558    $ 15,082,787    $ 16,018,073    $ 20,352,656    $ 286,613           $ 624,430
============== ============== =============== =============== =============== =============== ============ ===================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                      MSF BLACKROCK BOND INCOME       MSF BLACKROCK MONEY MARKET         MSF DAVIS VENTURE VALUE
                                                    SUB-ACCOUNT                      SUB-ACCOUNT                     SUB-ACCOUNT
                                   ----------------------------  ------------------------------- -------------------------------
                                          2008           2007             2008            2007            2008           2007
                                   -------------- -------------  --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 149,002        $ 7,988        $ 303,983       $ 781,946      $ (260,792)     $ (582,370)
  Net realized gains (losses)          (62,976)         4,640               --              --         241,009       1,056,689
  Change in unrealized gains
     (losses) on investments          (388,226)       109,267               --              --     (25,746,746)        908,938
                                   -------------- -------------  --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                (302,200)       121,895          303,983         781,946     (25,766,529)      1,383,257
                                   -------------- -------------  --------------- --------------- --------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners            1,414,797      2,625,288       17,320,582      16,398,338       8,072,164      10,524,698
  Net transfers (including fixed
     account)                          (39,379)       724,122       25,835,715      (4,317,019)       (231,313)      1,474,386
  Contract charges                     (19,099)        (2,903)        (149,571)        (76,497)       (250,236)       (205,797)
  Transfers for contract benefits
     and terminations                 (197,506)       (24,684)     (12,250,341)     (7,593,273)     (2,526,471)     (3,565,575)
                                   -------------- -------------  --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions    1,158,813      3,321,823       30,756,385       4,411,549       5,064,144       8,227,712
                                   -------------- -------------  --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets                   856,613      3,443,718       31,060,368       5,193,495     (20,702,385)      9,610,969
NET ASSETS:
  Beginning of period                4,221,029        777,311       26,671,133      21,477,638      60,113,279      50,502,310
                                   -------------- -------------  --------------- --------------- --------------- ---------------
  End of period                    $ 5,077,642    $ 4,221,029     $ 57,731,501    $ 26,671,133    $ 39,410,894    $ 60,113,279
                                   ============== =============  =============== =============== =============== ===============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

 MSF HARRIS OAKMARK FOCUSED                                                                      MSF CAPITAL GUARDIAN
                      VALUE             MSF JENNISON GROWTH          MSF MFS TOTAL RETURN                 U.S. EQUITY
                SUB-ACCOUNT                     SUB-ACCOUNT                   SUB-ACCOUNT                 SUB-ACCOUNT
------------------------------ ------------------------------- ----------------------------- ---------------------------
       2008            2007            2008            2007           2008           2007         2008           2007
-------------- --------------- --------------- --------------- -------------- -------------- ------------ -------------
 $ (226,249)     $ (259,764)       $ 89,527      $ (275,747)     $ 142,331        $ 4,851     $ (3,459)      $ (9,504)
  1,082,532       2,595,501       1,374,386       1,107,137        300,471        198,767       84,868         57,922
 (8,900,950)     (3,995,254)     (9,984,601)        873,057     (2,587,591)      (132,174)    (406,368)       (61,624)
-------------- --------------- --------------- --------------- -------------- -------------- ------------ -------------
 (8,044,667)     (1,659,517)     (8,520,688)      1,704,447     (2,144,789)        71,444     (324,959)       (13,206)
-------------- --------------- --------------- --------------- -------------- -------------- ------------ --------------
    678,121       2,380,178       2,235,785       3,365,573        609,776      3,107,092          600         14,779
    324,643        (447,365)      1,742,543         685,198        267,284      2,023,870       38,667         25,923
    (66,393)        (69,793)        (88,702)        (66,893)       (31,135)       (13,008)      (2,821)        (2,668)
   (931,040)     (1,270,501)       (976,201)     (1,414,314)      (457,302)      (354,670)      (2,480)       (43,871)
-------------- --------------- --------------- --------------- -------------- -------------- ------------ --------------
      5,331         592,519       2,913,425       2,569,564        388,623      4,763,284       33,966         (5,837)
-------------- --------------- --------------- --------------- -------------- -------------- ------------ --------------
 (8,039,336)     (1,066,998)     (5,607,263)      4,274,011     (1,756,166)     4,834,728     (290,993)       (19,043)
 17,528,467      18,595,465      20,659,520      16,385,509      8,493,936      3,659,208      759,095        778,138
-------------- --------------- --------------- --------------- -------------- -------------- ------------ --------------
$ 9,489,131    $ 17,528,467    $ 15,052,257    $ 20,659,520    $ 6,737,770    $ 8,493,936    $ 468,102      $ 759,095
============== =============== =============== =============== ============== ============== ============ ==============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                   MSF WESTERN ASSET MANAGEMENT    MSF WESTERN ASSET MANAGEMENT    MSF T. ROWE PRICE SMALL CAP
                                   STRATEGIC BOND OPPORTUNITIES                 U.S. GOVERNMENT                         GROWTH
                                                    SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                   ------------------------------- ------------------------------- ------------------------------
                                       2008                2007            2008            2007         2008              2007
                                   --------------- --------------- --------------- --------------- ------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 839             $ 1,211       $ 138,227        $ 30,301     $ (3,390)         $ (1,246)
  Net realized gains (losses)          (353)                535         (59,495)         50,629          690               366
  Change in unrealized gains
     (losses) on investments         (5,500)               (967)       (232,030)         27,500     (139,267)            7,395
                                   --------------- --------------- --------------- --------------- ------------ -----------------
     Net increase (decrease)
       in net assets resulting
       from operations               (5,014)                779        (153,298)        108,430     (141,967)            6,515
                                   --------------- --------------- --------------- --------------- ------------ -----------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                --                  --       6,555,864       2,648,155      296,863               500
  Net transfers (including fixed
     account)                          (438)            (47,431)      1,104,556         406,751      111,785               897
  Contract charges                     (124)                (73)        (27,258)         (7,121)        (476)             (357)
  Transfers for contract benefits
     and terminations                    18                (957)     (1,205,195)       (771,578)      (2,546)                2
                                   --------------- --------------- --------------- --------------- ------------ -----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      (544)            (48,461)      6,427,967       2,276,207      405,626             1,042
                                   --------------- --------------- --------------- --------------- ------------ -----------------
     Net increase (decrease)
       in net assets                 (5,558)            (47,682)      6,274,669       2,384,637      263,659             7,557
NET ASSETS:
  Beginning of period                28,639              76,321       5,410,492       3,025,855       88,747            81,190
                                   --------------- --------------- --------------- --------------- ------------ -----------------
  End of period                    $ 23,081            $ 28,639    $ 11,685,161     $ 5,410,492    $ 352,406          $ 88,747
                                   =============== =============== =============== =============== ============ =================

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

   MSF T. ROWE PRICE LARGE CAP      MSF FRANKLIN TEMPLETON
                        GROWTH            SMALL CAP GROWTH    MSF BLACKROCK STRATEGIC VALUE    MSF OPPENHEIMER GLOBAL EQUITY
                   SUB-ACCOUNT                 SUB-ACCOUNT                      SUB-ACCOUNT                      SUB-ACCOUNT
------------------------------ --------------------------- -------------------------------- --------------------------------
     2008              2007         2008           2007        2008                 2007         2008                2007
------------ ----------------- ------------ -------------- ----------- -------------------- ------------ -------------------
$ (10,296)        $ (12,352)    $ (3,178)      $ (4,026)     $ (220)              $ (311)       $ 544            $ (1,868)
   (9,541)           24,223       17,697         22,540       1,569                2,550       10,140               6,221
 (470,020)           61,745     (130,252)       (11,157)    (10,209)              (3,417)    (181,735)             (3,139)
------------ ----------------- ------------ -------------- ----------- -------------------- ------------ -------------------
 (489,857)           73,616     (115,733)         7,357      (8,860)              (1,178)    (171,051)              1,214
------------ ----------------- ------------ -------------- ----------- -------------------- ------------ -------------------
    8,275            12,176        7,174          2,981          --                  870       77,123             250,560
  (21,360)          110,473       15,239        (25,330)       (310)               1,460       71,921              34,771
   (4,615)           (3,726)      (1,061)        (1,009)        (89)                 (74)        (119)                (38)
  (34,589)          (61,319)      (8,576)        (6,195)       (388)                  54          351             (16,395)
------------ ----------------- ------------ -------------- ----------- -------------------- ------------ -------------------
  (52,289)           57,604       12,776        (29,553)       (787)               2,310      149,276             268,898
------------ ----------------- ------------ -------------- ----------- -------------------- ------------ -------------------
 (542,146)          131,220     (102,957)       (22,196)     (9,647)               1,132      (21,775)            270,112
1,115,693           984,473      264,777        286,973      23,041               21,909      335,264              65,152
------------ ----------------- ------------ -------------- ----------- -------------------- ------------ -------------------
$ 573,547       $ 1,115,693    $ 161,820      $ 264,777    $ 13,394             $ 23,041    $ 313,489           $ 335,264
============ ================= ============ ============== =========== ==================== ============ ===================

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                                  MSF METLIFE AGGRESSIVE
                                              MSF FI LARGE CAP        MSF FI VALUE LEADERS                    ALLOCATION
                                                   SUB-ACCOUNT                 SUB-ACCOUNT                   SUB-ACCOUNT
                                   --------------------------- --------------------------- -----------------------------
                                        2008           2007         2008           2007           2008           2007
                                   ------------ -------------- ------------ -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $ (6,421)      $ (5,548)        $ 37       $ (2,225)     $ (17,542)     $ (14,027)
  Net realized gains (losses)        (26,493)        15,758       15,041         20,473         31,506          3,551
  Change in unrealized gains
     (losses) on investments        (175,315)       (10,344)    (155,994)       (13,267)      (761,870)        (2,648)
                                   ------------ -------------- ------------ -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations              (208,229)          (134)    (140,916)         4,981       (747,906)       (13,124)
                                   ------------ -------------- ------------ -------------- -------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners             42,996        253,698      114,191        108,647        327,606        169,185
  Net transfers (including fixed
     account)                         (1,990)        49,832       52,060          7,677        301,433        649,014
  Contract charges                    (1,625)          (874)        (931)          (688)        (9,354)        (2,565)
  Transfers for contract benefits
     and terminations                (20,054)        (1,054)      (4,074)        (1,621)        (7,900)       (15,010)
                                   ------------ -------------- ------------ -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     19,327        301,602      161,246        114,015        611,785        800,624
                                   ------------ -------------- ------------ -------------- -------------- --------------
     Net increase (decrease)
       in net assets                (188,902)       301,468       20,330        118,996       (136,121)       787,500
NET ASSETS:
  Beginning of period                451,130        149,662      312,933        193,937      1,275,413        487,913
                                   ------------ -------------- ------------ -------------- -------------- --------------
  End of period                    $ 262,228      $ 451,130    $ 333,263      $ 312,933    $ 1,139,292    $ 1,275,413
                                   ============ ============== ============ ============== ============== ==============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

     MSF METLIFE CONSERVATIVE   MSF METLIFE CONSERVATIVE TO             MSF METLIFE MODERATE       MSF METLIFE MODERATE TO
                   ALLOCATION           MODERATE ALLOCATION                       ALLOCATION         AGGRESSIVE ALLOCATION
                  SUB-ACCOUNT                   SUB-ACCOUNT                      SUB-ACCOUNT                   SUB-ACCOUNT
----------------------------- ------------------------------ ------------------------------- -----------------------------
       2008           2007           2008            2007           2008             2007           2008           2007
-------------- -------------- -------------- --------------- -------------- ---------------- -------------- --------------
   $ (7,193)     $ (10,218)     $ (11,857)       $ (9,916)     $ (92,594)       $ (99,131)     $ (72,669)     $ (73,582)
    (32,090)         2,557         (6,980)          6,350        (17,050)          24,866       (107,840)        17,462
   (165,156)        31,016       (396,561)          7,042     (3,229,950)         131,554     (2,693,306)        80,644
-------------- -------------- -------------- --------------- -------------- ---------------- -------------- --------------
   (204,439)        23,355       (415,398)          3,476     (3,339,594)          57,289     (2,873,815)        24,524
-------------- -------------- -------------- --------------- -------------- ---------------- -------------- --------------
  1,456,425             --        197,250         493,857      2,720,935        4,406,611      3,694,411      1,931,964
   (643,174)        49,605      1,020,170         403,021      1,659,778        1,942,524       (205,077)       658,868
     (4,252)        (3,035)        (5,199)         (1,038)       (42,648)         (14,993)       (25,079)       (13,176)
      1,027        (15,261)       (68,484)        (54,416)      (960,018)        (105,192)      (108,068)       (74,279)
-------------- -------------- -------------- --------------- -------------- ---------------- -------------- --------------
    810,026         31,309      1,143,737         841,424      3,378,047        6,228,950      3,356,187      2,503,377
-------------- -------------- -------------- --------------- -------------- ---------------- -------------- --------------
    605,587         54,664        728,339         844,900         38,453        6,286,239        482,372      2,527,901
    654,380        599,716        993,288         148,388      9,229,588        2,943,349      5,132,758      2,604,857
-------------- -------------- -------------- --------------- -------------- ---------------- -------------- --------------
$ 1,259,967      $ 654,380    $ 1,721,627       $ 993,288    $ 9,268,041      $ 9,229,588    $ 5,615,130    $ 5,132,758
============== ============== ============== =============== ============== ================ ============== ==============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                      MSF MET/
                                                                   DIMENSIONAL
                                                                 INTERNATIONAL
                                                                         SMALL
                                                MSF MFS VALUE          COMPANY       PIMCO VIT HIGH YIELD
                                                  SUB-ACCOUNT      SUB-ACCOUNT                SUB-ACCOUNT
                                   ----------------------------- ---------------- ------------------------
                                          2008           2007          2008 (D)       2008           2007
                                   -------------- -------------- ---------------- ----------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ 733      $ (19,920)           $ (23)    $ 7,396        $ 7,028
  Net realized gains (losses)           86,304         40,142                4      (1,151)           241
  Change in unrealized gains
     (losses) on investments          (854,011)         3,962            2,935     (36,811)        (4,769)
                                   -------------- -------------- ---------------- ----------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                (766,974)        24,184            2,916     (30,566)         2,500
                                   -------------- -------------- ---------------- ----------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              575,189      1,218,697           47,349          --             --
  Net transfers (including fixed
     account)                          102,276        273,201            5,261      (5,609)        (8,944)
  Contract charges                      (6,842)        (1,645)              --        (500)          (423)
  Transfers for contract benefits
     and terminations                 (111,374)        (4,583)            (159)     (1,568)        (1,372)
                                   -------------- -------------- ---------------- ----------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      559,249      1,485,670           52,451      (7,677)       (10,739)
                                   -------------- -------------- ---------------- ----------- ------------
     Net increase (decrease)
       in net assets                  (207,725)     1,509,854           55,367     (38,243)        (8,239)
NET ASSETS:
  Beginning of period                1,909,054        399,200               --     129,266        137,505
                                   -------------- -------------- ---------------- ----------- ------------
  End of period                    $ 1,701,329    $ 1,909,054         $ 55,367    $ 91,023      $ 129,266
                                   ============== ============== ================ =========== ============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                               AMERICAN
     PIMCO VIT LOW DURATION    PIONEER VCT MID CAP VALUE     FUNDS BOND    AMERICAN FUNDS GLOBAL GROWTH
                SUB-ACCOUNT                  SUB-ACCOUNT    SUB-ACCOUNT                     SUB-ACCOUNT
--------------------------- ---------------------------- -------------- -------------------------------
     2008           2007         2008            2007        2008 (B)           2008            2007
------------ -------------- ------------ --------------- -------------- --------------- ---------------
  $ 3,465        $ 3,915     $ (5,948)       $ (6,387)      $ 73,321        $ 62,522       $ 181,087
    2,605           (234)      26,048          65,630         (5,404)      1,165,967         524,656
   (8,205)         2,970     (385,019)        (76,845)      (174,330)     (9,948,155)        509,136
------------ -------------- ------------ --------------- -------------- --------------- ---------------
   (2,135)         6,651     (364,919)        (17,602)      (106,413)     (8,719,666)      1,214,879
------------ -------------- ------------ --------------- -------------- --------------- ---------------
    6,800          2,731      245,715         601,617      1,533,466       5,076,634       9,225,957
   35,361          1,432       81,794          73,672        143,726       2,057,441       2,386,245
     (535)          (415)        (317)            (95)            (2)        (70,061)        (23,576)
       (9)        (9,445)     (45,551)         (6,510)       (13,234)     (1,254,482)       (376,115)
------------ -------------- ------------ --------------- -------------- --------------- ---------------
   41,617         (5,697)     281,641         668,684      1,663,956       5,809,532      11,212,511
------------ -------------- ------------ --------------- -------------- --------------- ---------------
   39,482            954      (83,278)        651,082      1,557,543      (2,910,134)     12,427,390
  117,864        116,910      859,209         208,127             --      17,713,054       5,285,664
------------ -------------- ------------ --------------- -------------- --------------- ---------------
$ 157,346      $ 117,864    $ 775,931       $ 859,209    $ 1,557,543    $ 14,802,920    $ 17,713,054
============ ============== ============ =============== ============== =============== ===============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                                   AMERICAN FUNDS GLOBAL SMALL
                                   AMERICAN FUNDS GROWTH-INCOME           AMERICAN FUNDS GROWTH                 CAPITALIZATION
                                                    SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                   ------------------------------- ------------------------------- ------------------------------
                                           2008            2007            2008            2007         2008           2007 (C)
                                   --------------- --------------- --------------- --------------- ------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 42,499        $ 40,431      $ (202,106)     $ (127,934)    $ (3,760)             $ --
  Net realized gains (losses)           868,542         460,581       2,689,800       1,263,064       (3,831)               --
  Change in unrealized gains
     (losses) on investments        (10,056,252)       (387,520)    (18,301,543)        276,219     (256,357)               --
                                   --------------- --------------- --------------- --------------- ------------ -----------------
     Net increase (decrease)
       in net assets resulting
       from operations               (9,145,211)        113,492     (15,813,849)      1,411,349     (263,948)               --
                                   --------------- --------------- --------------- --------------- ------------ -----------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners             3,929,433       9,338,929       8,074,305      12,313,105      731,973                --
  Net transfers (including fixed
     account)                         2,438,021       3,705,648       4,490,142       4,967,702       91,484                --
  Contract charges                      (75,457)        (30,625)       (100,579)        (41,222)          (2)               --
  Transfers for contract benefits
     and terminations                  (977,922)       (558,809)     (1,580,979)     (1,071,862)       3,473                --
                                   --------------- --------------- --------------- --------------- ------------ -----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     5,314,075      12,455,143      10,882,889      16,167,723      826,928                --
                                   --------------- --------------- --------------- --------------- ------------ -----------------
     Net increase (decrease)
       in net assets                 (3,831,136)     12,568,635      (4,930,960)     17,579,072      562,980                --
NET ASSETS:
  Beginning of period                19,825,012       7,256,377      27,274,788       9,695,716           --                --
                                   --------------- --------------- --------------- --------------- ------------ -----------------
  End of period                    $ 15,993,876    $ 19,825,012    $ 22,343,828    $ 27,274,788    $ 562,980              $ --
                                   =============== =============== =============== =============== ============ =================

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

        UIF EQUITY AND INCOME    UIF U.S. MID CAP VALUE              UIF U.S. REAL ESTATE       VAN KAMPEN LIT COMSTOCK
                  SUB-ACCOUNT               SUB-ACCOUNT                       SUB-ACCOUNT                   SUB-ACCOUNT
----------------------------- -------------------------     ----------------------------- -----------------------------
       2008           2007         2008      2007 (C)              2008           2007           2008           2007
-------------- -------------- ------------ ------------     -------------- -------------- -------------- --------------
   $ 42,952       $ 22,506       $ (448)        $ --             $ 43,149        $ 8,231        $ 8,543       $ (8,655)
     17,087        120,884       31,626           --              671,077         87,256         16,813         29,239
 (1,325,748)      (162,749)     (91,595)          --           (1,709,821)      (552,482)      (834,595)      (137,201)
-------------- -------------- ------------ ------------     -------------- -------------- -------------- --------------
 (1,265,709)       (19,359)     (60,417)          --             (995,595)      (456,995)      (809,239)      (116,617)
-------------- -------------- ------------ ------------     -------------- -------------- -------------- --------------
  1,207,275      2,996,981      153,491           --              529,267      1,603,497        418,396      1,351,537
    (17,607)       517,935       27,259           --              403,756        310,350        180,071        168,687
     (2,058)          (711)          --           --               (1,164)          (370)          (908)          (276)
   (446,957)      (265,119)      (2,538)          --             (277,042)       (91,010)       (96,184)       (10,804)
-------------- -------------- ------------ ------------     -------------- -------------- -------------- --------------
    740,653      3,249,086      178,212           --              654,817      1,822,467        501,375      1,509,144
-------------- -------------- ------------ ------------     -------------- -------------- -------------- --------------
   (525,056)     3,229,727      117,795           --             (340,778)     1,365,472       (307,864)     1,392,527
  4,764,594      1,534,867           --           --            2,085,160        719,688      1,849,855        457,328
-------------- -------------- ------------ ------------     -------------- -------------- -------------- --------------
$ 4,239,538    $ 4,764,594    $ 117,795         $ --          $ 1,744,382    $ 2,085,160    $ 1,541,991    $ 1,849,855
============== ============== ============ ============     ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                      VAN KAMPEN LIT GROWTH AND
                                                         INCOME     LMPVET SMALL CAP GROWTH            LMPVET INVESTORS
                                                    SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                   ------------------------------- --------------------------- ---------------------------
                                          2008             2007         2008           2007         2008           2007
                                   -------------- ---------------- ------------ -------------- ------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)            $ 83         $ (7,965)   $ (21,932)     $ (21,583)     $ 4,008         $ (159)
  Net realized gains (losses)           (4,952)          34,553       (6,657)       104,142       20,538         14,825
  Change in unrealized gains
     (losses) on investments          (758,535)         (52,514)    (582,380)         9,072     (394,174)       (16,293)
                                   -------------- ---------------- ------------ -------------- ------------ --------------
     Net increase (decrease)
       in net assets resulting
       from operations                (763,404)         (25,926)    (610,969)        91,631     (369,628)        (1,627)
                                   -------------- ---------------- ------------ -------------- ------------ --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners            1,163,518          958,364      437,993        402,211      674,617         36,529
  Net transfers (including fixed
     account)                          397,449          172,673     (183,503)        84,332      195,294        206,630
  Contract charges                        (798)            (233)      (5,087)        (4,164)        (856)          (555)
  Transfers for contract benefits
     and terminations                 (276,678)         (40,087)    (156,419)      (176,988)      (9,704)       (25,768)
                                   -------------- ---------------- ------------ -------------- ------------ --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions    1,283,491        1,090,717       92,984        305,391      859,351        216,836
                                   -------------- ---------------- ------------ -------------- ------------ --------------
     Net increase (decrease)
       in net assets                   520,087        1,064,791     (517,985)       397,022      489,723        215,209
NET ASSETS:
  Beginning of period                1,559,237          494,446    1,480,386      1,083,364      357,828        142,619
                                   -------------- ---------------- ------------ -------------- ------------ --------------
  End of period                    $ 2,079,324      $ 1,559,237    $ 962,401    $ 1,480,386    $ 847,551      $ 357,828
                                   ============== ================ ============ ============== ============ ==============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

       LMPVET EQUITY INDEX      LMPVET FUNDAMENTAL VALUE           LMPVET APPRECIATION       LMPVET AGGRESSIVE GROWTH
               SUB-ACCOUNT                   SUB-ACCOUNT                   SUB-ACCOUNT                    SUB-ACCOUNT
----------------------------- ----------------------------- ----------------------------- ------------------------------
       2008           2007           2008           2007           2008           2007           2008            2007
-------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------------
  $ (37,286)     $ (27,897)      $ 10,512       $ (1,376)      $ (5,234)      $ (5,288)    $ (154,293)     $ (138,484)
    (33,208)       352,843       (129,650)       271,012         87,403        479,328       (221,919)         70,759
 (1,891,887)      (279,969)    (2,090,604)      (368,105)    (1,814,674)      (270,827)    (4,313,318)        (55,533)
-------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------------
 (1,962,381)        44,977     (2,209,742)       (98,469)    (1,732,505)       203,213     (4,689,530)       (123,258)
-------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------------
          8      2,567,004        896,191      2,373,384      1,201,045      2,197,290      1,173,341       3,748,537
     87,590         49,318        194,728        901,005        346,467      1,205,873        581,816       1,734,193
     (2,784)        (1,383)        (9,992)        (5,917)        (8,878)        (3,724)       (27,242)        (18,407)
   (418,854)      (373,918)      (302,155)      (163,946)      (358,714)      (218,528)      (633,052)       (301,257)
-------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------------
   (334,040)     2,241,021        778,772      3,104,526      1,179,920      3,180,911      1,094,863       5,163,066
-------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------------
 (2,296,421)     2,285,998     (1,430,970)     3,006,057       (552,585)     3,384,124     (3,594,667)      5,039,808
  5,216,753      2,930,755      5,189,168      2,183,111      4,934,030      1,549,906     10,475,283       5,435,475
-------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------------
$ 2,920,332    $ 5,216,753    $ 3,758,198    $ 5,189,168    $ 4,381,445    $ 4,934,030    $ 6,880,616    $ 10,475,283
============== ============== ============== ============== ============== ============== ============== ===============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                       LMPVET LARGE CAP GROWTH    LMPVET SOCIAL AWARENESS     LMPVET CAPITAL AND INCOME
                                                   SUB-ACCOUNT                SUB-ACCOUNT                   SUB-ACCOUNT
                                   --------------------------- -------------------------- -----------------------------
                                        2008           2007       2008            2007           2008           2007
                                   ------------ -------------- ---------- -------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $ (5,765)      $ (5,161)     $ 104            $ (2)     $ (44,411)       $ 1,822
  Net realized gains (losses)        (10,073)        11,168     30,248           1,671       (281,955)     1,101,353
  Change in unrealized gains
     (losses) on investments        (168,406)        (5,640)    (3,256)           (830)    (2,414,508)    (1,035,825)
                                   ------------ -------------- ---------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations              (184,244)           367     27,096             839     (2,740,874)        67,350
                                   ------------ -------------- ---------- -------------- -------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              7,087        339,502         --           1,000        838,589      1,816,595
  Net transfers (including fixed
     account)                         18,059          7,437        720           1,620        534,834      3,094,589
  Contract charges                      (666)          (441)       (36)            (30)       (25,009)       (13,260)
  Transfers for contract benefits
     and terminations                (35,490)        (3,325)   (30,708)            (73)      (597,781)      (153,406)
                                   ------------ -------------- ---------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions    (11,010)       343,173    (30,024)          2,517        750,633      4,744,518
                                   ------------ -------------- ---------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets                (195,254)       343,540     (2,928)          3,356     (1,990,241)     4,811,868
NET ASSETS:
  Beginning of period                498,459        154,919     10,573           7,217      6,949,079      2,137,211
                                   ------------ -------------- ---------- -------------- -------------- ---------------
  End of period                    $ 303,205      $ 498,459    $ 7,645        $ 10,573    $ 4,958,838    $ 6,949,079
                                   ============ ============== ========== =============== ============== ==============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                                              LMPVET LIFESTYLE
             LMPVET CAPITAL          LMPVET GLOBAL EQUITY   LMPVET DIVIDEND STRATEGY            ALLOCATION 50%
                SUB-ACCOUNT                   SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
--------------------------- ----------------------------- --------------------------- -------------------------
     2008           2007           2008           2007         2008           2007         2008           2007
------------ -------------- -------------- -------------- ---------------- ---------- ------------ ------------
$ (18,727)     $ (12,533)     $ (23,860)     $ (15,399)     $ 6,738        $ 5,156     $ 14,789       $ 22,539
  147,432         91,656        167,844         88,546       (6,900)         8,780       (8,994)        14,108
 (660,004)       (99,969)      (903,988)       (41,202)    (165,891)           112     (268,576)       (36,116)
------------ -------------- -------------- -------------- ---------------- ---------- ------------ -------------
 (531,299)       (20,846)      (760,004)        31,945     (166,053)        14,048     (262,781)           531
------------ -------------- -------------- -------------- ---------------- ---------- ------------ -------------
    1,220        780,811         50,338        275,350       11,316        377,738       10,300        641,717
 (136,687)       356,507        110,692        389,227       30,245         78,411      (35,365)        79,724
   (5,124)        (2,016)        (8,117)        (5,531)      (1,475)          (293)        (307)           (66)
 (151,382)      (108,549)       (55,222)       (45,863)     (16,839)       (71,449)     (26,474)       (18,814)
------------ -------------- -------------- -------------- ---------------- ---------- ------------ -------------
 (291,973)     1,026,753         97,691        613,183       23,247        384,407      (51,846)       702,561
------------ -------------- -------------- -------------- ---------------- ---------- ------------ -------------
 (823,272)     1,005,907       (662,313)       645,128     (142,806)       398,455     (314,627)       703,092
1,508,688        502,781      1,702,253      1,057,125      539,240        140,785      908,688        205,596
------------ -------------- -------------- -------------- ---------------- ---------- ------------ -------------
$ 685,416    $ 1,508,688    $ 1,039,940    $ 1,702,253    $ 396,434      $ 539,240    $ 594,061      $ 908,688
============ ============== ============== ============== ================ ========== ============ ==============

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                           LMPVET LIFESTYLE            LMPVET LIFESTYLE
                                             ALLOCATION 70%              ALLOCATION 85%
                                                SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- ---------------------------
                                        2008           2007         2008           2007
                                   ------------ -------------- ------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 3,250        $ 5,964      $ 2,564        $ 1,997
  Net realized gains (losses)           (869)         1,555       (2,369)           197
  Change in unrealized gains
     (losses) on investments        (116,180)        (6,409)    (111,284)        (2,205)
                                   ------------ -------------- ------------ --------------
     Net increase (decrease)
       in net assets resulting
       from operations              (113,799)         1,110     (111,089)           (11)
                                   ------------ -------------- ------------ --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              1,769        254,475      229,289        150,340
  Net transfers (including fixed
     account)                         73,782         20,325       30,222          3,429
  Contract charges                       (85)           (15)        (183)            (6)
  Transfers for contract benefits
     and terminations                     43          1,070      (26,029)          (208)
                                   ------------ -------------- ------------ --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     75,509        275,855      233,299        153,555
                                   ------------ -------------- ------------ --------------
     Net increase (decrease)
       in net assets                 (38,290)       276,965      122,210        153,544
NET ASSETS:
  Beginning of period                282,073          5,108      154,963          1,419
                                   ------------ -------------- ------------ --------------
  End of period                    $ 243,783      $ 282,073    $ 277,173      $ 154,963
                                   ============ ============== ============ ==============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                                                    OPPENHEIMER MAIN STREET
   LMPVIT GLOBAL HIGH YIELD BOND    LMPVIT ADJUSTABLE RATE INCOME            LMPVIT MONEY MARKET                  SMALL CAP
                     SUB-ACCOUNT                      SUB-ACCOUNT                    SUB-ACCOUNT                SUB-ACCOUNT
-------------------------------- -------------------------------- ------------------------------ --------------------------
       2008              2007         2008                2007            2008           2007         2008        2007 (C)
-------------- ----------------- ------------     --------------- --------------- -------------- ------------     ---------
  $ 373,612         $ 227,323     $ 16,819            $ 19,626       $ 123,002      $ 213,274     $ (3,204)           $ --
   (164,115)           14,930       (3,919)                (51)             --             --        1,311              --
 (1,626,173)         (324,363)    (129,999)            (25,345)             --             --     (135,212)             --
-------------- ----------------- ------------     --------------- --------------- -------------- ------------     ---------
 (1,416,676)          (82,110)    (117,099)             (5,770)        123,002        213,274     (137,105)             --
-------------- ----------------- ------------     --------------- --------------- -------------- ------------     ---------
    717,300         1,905,957           --              72,590      14,121,152     14,698,236      577,918              --
    245,221           690,255       23,074             326,246       1,444,778     (9,680,504)     108,105              --
    (10,077)           (3,440)        (759)               (696)         (9,050)        (1,483)          --              --
   (271,736)          (74,430)      (9,286)             (1,132)     (2,541,233)      (459,270)     (13,141)             --
-------------- ----------------- ------------     --------------- --------------- -------------- ------------     ---------
    680,708         2,518,342       13,029             397,008      13,015,647      4,556,979      672,882              --
-------------- ----------------- ------------     --------------- --------------- -------------- ------------     ---------
   (735,968)        2,436,232     (104,070)            391,238      13,138,649      4,770,253      535,777              --
  3,701,261         1,265,029      508,595             117,357       9,190,782      4,420,529           --              --
-------------- ----------------- ------------     --------------- --------------- -------------- ------------     ---------
$ 2,965,293       $ 3,701,261    $ 404,525           $ 508,595    $ 22,329,431    $ 9,190,782    $ 535,777            $ --
============== ================= ============     =============== =============== ============== ============     =========

The accompanying notes are an integral part of these financial statements.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

First MetLife Investors Variable Annuity Account One (the "Separate Account"), a separate account of First MetLife Investors Insurance Company (the "Company"), was established by the Company's Board of Directors on December 31, 1992 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Met Investors Series Trust ("MIST")*
Russell Investment Funds ("Russell")
AIM Variable Insurance Funds ("AIM V.I.")
Putnam Variable Trust ("Putnam VT")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")
Fidelity Variable Insurance Products ("Fidelity VIP")
Metropolitan Series Fund, Inc. ("MSF")*
PIMCO Variable Insurance Trust ("PIMCO VIT")
Pioneer Variable Contracts Trust ("Pioneer VCT")
American Funds Insurance Series ("American Funds")
The Universal Institutional Funds, Inc. ("UIF")
Van Kampen Life Investment Trust ("Van Kampen LIT")
Legg Mason Partners Variable Equity Trust ("LMPVET")
Legg Mason Partners Variable Income Trust ("LMPVIT")
Oppenheimer Variable Account Funds ("Oppenheimer")

* See Note 3 for discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts were available for investment as of December 31, 2008:

MIST Lord Abbett Growth and Income Sub-Account**
MIST Lord Abbett Bond Debenture Sub-Account**
MIST Lord Abbett Mid Cap Value Sub-Account**
MIST Oppenheimer Capital Appreciation Sub-Account**
MIST Legg Mason Partners Aggressive Growth Sub-Account**
MIST Van Kampen Mid Cap Growth Sub-Account
MIST PIMCO Total Return Sub-Account**
MIST RCM Technology Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account**
MIST MFS Research International Sub-Account**
MIST Lazard Mid Cap Sub-Account**
MIST Met/AIM Small Cap Growth Sub-Account**
MIST Harris Oakmark International Sub-Account
MIST Third Avenue Small Cap Value Sub-Account**

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MIST PIMCO Inflation Protected Bond Sub-Account
MIST Clarion Global Real Estate Sub-Account**
MIST Turner Mid Cap Growth Sub-Account
MIST Goldman Sachs Mid Cap Value Sub-Account
MIST MetLife Defensive Strategy Sub-Account
MIST MetLife Moderate Strategy Sub-Account
MIST MetLife Balanced Strategy Sub-Account
MIST MetLife Growth Strategy Sub-Account
MIST MetLife Aggressive Strategy Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST Van Kampen Comstock Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST MFS Emerging Markets Equity Sub-Account
MIST Loomis Sayles Global Markets Sub-Account
MIST Met/AIM Capital Appreciation Sub-Account**
MIST BlackRock High Yield Sub-Account
MIST Janus Forty Sub-Account
MIST Pioneer Fund Sub-Account
MIST Pioneer Strategic Income Sub-Account
MIST Dreman Small Cap Value Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Rainier Large Cap Equity Sub-Account
MIST American Funds Balanced Allocation Sub-Account (a)
MIST American Funds Bond Sub-Account (a)
MIST American Funds Growth Sub-Account (a)
MIST American Funds Growth Allocation Sub-Account (a)
MIST American Funds International Sub-Account (a)
MIST American Funds Moderate Allocation Sub-Account (a)
MIST Met/Templeton Growth Sub-Account (a)
MIST Met/Franklin Mutual Shares Sub-Account (a)
MIST Met/Franklin Templeton Founding Strategy Sub-Account (a)
Russell Multi-Style Equity Sub-Account
Russell Aggressive Equity Sub-Account
Russell Non-U.S. Sub-Account
Russell Core Bond Sub-Account
Russell Real Estate Securities Sub-Account
AIM V.I. International Growth Sub-Account
AIM V.I. Global Real Estate Sub-Account
Putnam VT Growth and Income Sub-Account
Putnam VT Equity Income Sub-Account
Putnam VT Vista Sub-Account
FTVIPT Templeton Foreign Securities Sub-Account
FTVIPT Templeton Growth Securities Sub-Account
FTVIPT Templeton Global Income Securities Sub-Account
FTVIPT Mutual Shares Securities Sub-Account
FTVIPT Franklin Income Securities Sub-Account
FTVIPT Franklin Small Cap Value Securities Sub-Account
Fidelity VIP Equity-Income Sub-Account

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

Fidelity VIP Mid Cap Sub-Account
Fidelity VIP Contrafund Sub-Account
MSF MetLife Stock Index Sub-Account
MSF Julius Baer International Stock Sub-Account
MSF BlackRock Bond Income Sub-Account**
MSF BlackRock Money Market Sub-Account**
MSF Davis Venture Value Sub-Account
MSF Harris Oakmark Focused Value Sub-Account
MSF Jennison Growth Sub-Account
MSF MFS Total Return Sub-Account
MSF Capital Guardian U.S. Equity Sub-Account
MSF Western Asset Management Strategic Bond Opportunities Sub-Account MSF Western Asset Management U.S. Government Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF Franklin Templeton Small Cap Growth Sub-Account
MSF BlackRock Strategic Value Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF FI Large Cap Sub-Account
MSF FI Value Leaders Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation Sub-Account
MSF MFS Value Sub-Account
MSF Met/Dimensional International Small Company Sub-Account (a)
PIMCO VIT High Yield Sub-Account
PIMCO VIT Low Duration Sub-Account
PIMCO VIT StocksPLUS Growth and Income Sub-Account*
Pioneer VCT Bond Sub-Account* (a)
Pioneer VCT Cullen Value Sub-Account* (a)
Pioneer VCT Emerging Markets Sub-Account* (a)
Pioneer VCT Equity Income Sub-Account* (a)
Pioneer VCT Fund Sub-Account* (a)
Pioneer VCT Global High Yield Sub-Account* (a)
Pioneer VCT Ibbotson Aggressive Allocation Sub-Account* (a)
Pioneer VCT Ibbotson Growth Allocation Sub-Account* (a)
Pioneer VCT Ibbotson Moderate Allocation Sub-Account* (a)
Pioneer VCT High Yield Sub-Account* (a)
Pioneer VCT Independence Sub-Account* (a)
Pioneer VCT International Value Sub-Account* (a)
Pioneer VCT Mid Cap Value Sub-Account
Pioneer VCT Oak Ridge Large Cap Growth Sub-Account* (a)
Pioneer VCT Real Estate Shares Sub-Account* (a)
Pioneer VCT Small Cap Value Sub-Account* (a)
Pioneer VCT Strategic Income Sub-Account* (a)
American Funds Bond Sub-Account
American Funds Global Growth Sub-Account

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

American Funds Growth-Income Sub-Account
American Funds Growth Sub-Account
American Funds Global Small Capitalization Sub-Account
UIF Equity and Income Sub-Account
UIF U.S. Mid Cap Value Sub-Account**
UIF U.S. Real Estate Sub-Account
Van Kampen LIT Comstock Sub-Account
Van Kampen LIT Growth and Income Sub-Account
LMPVET Small Cap Growth Sub-Account
LMPVET Investors Sub-Account
LMPVET Equity Index Sub-Account
LMPVET Fundamental Value Sub-Account
LMPVET Appreciation Sub-Account
LMPVET Aggressive Growth Sub-Account
LMPVET Large Cap Growth Sub-Account
LMPVET Social Awareness Sub-Account
LMPVET Capital and Income Sub-Account
LMPVET Capital Sub-Account
LMPVET Global Equity Sub-Account
LMPVET Dividend Strategy Sub-Account
LMPVET Lifestyle Allocation 50% Sub-Account
LMPVET Lifestyle Allocation 70% Sub-Account
LMPVET Lifestyle Allocation 85% Sub-Account
LMPVIT Global High Yield Bond Sub-Account
LMPVIT Adjustable Rate Income Sub-Account
LMPVIT Money Market Sub-Account
Oppenheimer Main Street Small Cap Sub-Account

* This Sub-Account had no net assets as of December 31, 2008.

** This Sub-Account invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.


(a) This Sub-Account began operations during the year ended December 31, 2008.

The following Sub-Accounts ceased operations during the year ended December 31, 2008:

Alliance Bernstein Large Cap Growth Sub-Account
FTVIPT Templeton Developing Markets Securities Sub-Account
Van Kampen LIT Strategic Growth Sub-Account
MIST Strategic Conservative Growth Sub-Account
MIST Strategic Growth Sub-Account
MIST Strategic Growth and Income Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2008:

NAME CHANGES:

OLD NAME

Neuberger Berman Real Estate Portfolio
FI International Stock Portfolio
Cyclical Growth and Income ETF Portfolio
Cyclical Growth ETF Portfolio

NEW NAME

Clarion Global Real Estate Portfolio
Julius Baer International Stock Portfolio
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONCLUDED)

TRUST PORTFOLIO EXCHANGE:

OLD NAME

MIST MFS Value Portfolio

NEW NAME

MSF MFS Value Portfolio

SUBSTITUTIONS:

OLD NAME

AllianceBernstein Large Cap Growth Portfolio
Templeton Developing Markets Securities Fund
Van Kampen LIT Strategic Growth Portfolio

NEW NAME

T. Rowe Price Large Cap Growth Portfolio
MFS Emerging Markets Equity Portfolio
Jennison Growth Portfolio

MERGERS:

OLD NAME

Strategic Conservative Growth Portfolio
Strategic Growth Portfolio
Strategic Growth and Income Portfolio

NEW NAME

MetLife Growth Strategy Portfolio
MetLife Balanced Strategy Portfolio
MetLife Aggressive Strategy Portfolio

This report is prepared for the general information of contract owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund, which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable to variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 3.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of the Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets and liabilities based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.

Effective January 1, 2008, the Separate Account adopted SFAS 157 and applied provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 had no impact on the fair value of items measured at fair value. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily net asset value as reported by the Trusts at the close of each business day. On that basis, the fair value measurements of all shares held by the Separate Account are reported as Level 1.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of FIN 48 had no impact on the financial statements of each of the Sub-Accounts.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51 ("SFAS 160"). SFAS 160 defines and establishes accounting and reporting standards for noncontrolling interests in a subsidiary. The pronouncement is effective for fiscal years beginning on or after December 15, 2008. The Separate Account believes the adoption of SFAS 160 will have no material impact on the financial statements of each of the Sub-Accounts.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated.The expense risk assumed is where expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

ADMINISTRATIVE -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

OPTIONAL DEATH BENEFIT RIDER -- For an additional charge, the total death benefit payable may be increased based on the earnings in the Contracts.

GUARANTEED MINIMUM ACCUMULATION BENEFIT -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2008:

Mortality and Expense Risk              0.50% - 1.60%
                                        ---------------
Administrative                          0.15% - 0.25%
                                        ---------------
Optional Death Benefit Rider            0.15% - 0.20%
                                        ---------------
Guaranteed Minimum Accumulation Benefit 1.50%
                                        ===============

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

A contract maintenance fee of $30 -- $40 is assessed on an annual basis for Contracts with a value of less than $50,000. A transfer fee of $25 may be deducted after twelve transfers are made in a contract year or, if less, 2% of the amount transferred from the contract value. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. A transaction charge of the lesser of $10 or 2% of the surrender is imposed on surrenders as well as $10 for annuitizations. For those contract owners who choose optional living benefit riders, these charges range from .35% to 1.50% of your account value and are charged at each contract anniversary date. These charges are assessed through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain investments in the various portfolios, series, or funds in the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and Metlife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS

                                                                                          FOR THE YEAR ENDED
                                                        AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                        ----------------------- ----------------------------
                                                                                      COST OF       PROCEEDS
                                                            SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                        ---------- ------------ ------------- --------------
MIST Lord Abbett Growth and Income Sub-Account           1,821,820   47,572,418     8,175,078      4,205,792
MIST Lord Abbett Bond Debenture Sub-Account              2,016,086   24,624,362     3,862,233      4,582,124
MIST Lord Abbett Mid Cap Value Sub-Account                 540,559    9,920,012     3,286,289        556,330
MIST Oppenheimer Capital Appreciation Sub-Account        3,133,309   24,769,187     7,055,067      3,007,737
MIST Legg Mason Partners Aggressive Growth Sub-Account   1,695,449   12,321,538     1,411,251      1,364,693
MIST Van Kampen Mid Cap Growth Sub-Account                 321,328    3,097,915     1,463,265        323,030
MIST PIMCO Total Return Sub-Account                      4,994,257   57,995,302    23,557,749      7,446,090
MIST RCM Technology Sub-Account                          1,524,672    6,638,439     3,459,514        842,530
MIST T. Rowe Price Mid Cap Growth Sub-Account            2,543,127   20,224,890     5,668,361      1,525,723
MIST MFS Research International Sub-Account              3,478,868   42,840,327    13,196,027      2,640,640
MIST Lazard Mid Cap Sub-Account                          1,098,604   13,451,058     3,404,136      1,221,652
MIST Met/AIM Small Cap Growth Sub-Account                1,208,516   15,080,298     3,795,702      1,790,426
MIST Harris Oakmark International Sub-Account            2,900,026   44,872,806    10,016,482      4,661,358
MIST Third Avenue Small Cap Value Sub-Account            1,940,536   29,469,226     4,568,857      3,625,522
MIST PIMCO Inflation Protected Bond Sub-Account          3,524,654   37,610,935    16,581,191      6,836,417
MIST Clarion Global Real Estate Sub-Account              1,274,753   17,744,272     4,409,068      1,254,469
MIST Turner Mid Cap Growth Sub-Account                     629,899    7,608,071     2,174,314      1,280,682
MIST Goldman Sachs Mid Cap Value Sub-Account             1,436,860   19,120,726     2,885,485      3,205,191
MIST MetLife Defensive Strategy Sub-Account              8,117,772   83,787,518    46,882,818     12,914,446
MIST MetLife Moderate Strategy Sub-Account              14,002,214  150,340,226    38,186,275     14,057,053
MIST MetLife Balanced Strategy Sub-Account              30,795,128  335,453,227    74,126,115     30,937,245
MIST MetLife Growth Strategy Sub-Account                36,981,712  422,097,974    86,619,922     24,127,691
MIST MetLife Aggressive Strategy Sub-Account             7,026,291   81,191,530    19,360,543      8,215,089
MIST SSgA Growth ETF Sub-Account                           187,855    2,025,702       396,066        164,195
MIST SSgA Growth and Income ETF Sub-Account                143,701    1,588,436        76,010         31,424
MIST Van Kampen Comstock Sub-Account                     1,419,382   15,395,250     4,922,487      1,623,517
MIST Legg Mason Value Equity Sub-Account                 1,033,094    9,742,874     3,086,804      1,216,457
MIST MFS Emerging Markets Equity Sub-Account             2,092,125   22,299,577    17,216,210      2,123,685
MIST Loomis Sayles Global Markets Sub-Account            1,018,167   11,812,973     5,443,602      1,546,026
MIST Met/AIM Capital Appreciation Sub-Account               37,087      381,207       224,507        190,640
MIST BlackRock High Yield Sub-Account                      259,520    1,901,881     1,620,955        615,378
MIST Janus Forty Sub-Account                                51,091    3,400,761     2,757,118        622,023
MIST Pioneer Fund Sub-Account                               87,253    1,116,377       598,640        145,208
MIST Pioneer Strategic Income Sub-Account                1,052,892   10,047,391     3,915,056      1,132,386
MIST Dreman Small Cap Value Sub-Account                    303,091    4,055,483     1,401,522        552,775
MIST BlackRock Large Cap Core Sub-Account                   68,648      654,738       366,483        109,209
MIST Rainier Large Cap Equity Sub-Account                  411,862    3,556,010     3,656,987        428,566
MIST American Funds Balanced Allocation Sub-Account (a)  3,565,757   29,295,316    29,600,507        262,086
MIST American Funds Bond Sub-Account (a)                   305,311    2,852,747     3,045,999        185,255
MIST American Funds Growth Sub-Account (a)                 882,617    6,641,783     6,976,307        259,315
MIST American Funds Growth Allocation Sub-Account (a)    3,957,981   30,075,325    31,482,357      1,208,228
MIST American Funds International Sub-Account (a)          559,111    4,283,191     4,320,006         30,821
MIST American Funds Moderate Allocation Sub-Account (a)  1,634,652   13,767,951    13,978,258        186,267
MIST Met/Templeton Growth Sub-Account (a)                    2,315       16,025        16,026             --
MIST Met/Franklin Mutual Shares Sub-Account (a)            123,897      992,732     1,031,076         34,471
MIST Met/Franklin Templeton Founding Strategy
  Sub-Account (a)                                        1,103,592    8,978,371     9,330,405        322,629
Russell Multi-Style Equity Sub-Account                       3,861       45,524         7,455        115,899
Russell Aggressive Equity Sub-Account                          623        7,434           873         26,102
Russell Non-U.S. Sub-Account                                 2,740       28,008         3,776            259
Russell Core Bond Sub-Account                                6,059       61,964        10,270        215,643
Russell Real Estate Securities Sub-Account                     783       10,334         1,553         55,618
AIM V.I. International Growth Sub-Account                   47,226    1,209,837     1,033,417        144,756
AIM V.I. Global Real Estate Sub-Account                     10,255      118,261       122,881          3,728
Putnam VT Growth and Income Sub-Account                      9,006      207,439        43,961          2,225

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENT OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                             SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          --------- ------------- ------------- --------------
Putnam VT Equity Income Sub-Account                           8,377       116,511        41,581          3,412
Putnam VT Vista Sub-Account                                   8,562       130,845        16,677        120,930
FTVIPT Templeton Foreign Securities Sub-Account           1,048,661    18,463,189     5,935,898      1,738,876
FTVIPT Templeton Growth Securities Sub-Account               97,304     1,360,369       499,544         90,489
FTVIPT Templeton Global Income Securities Sub-Account        35,882       603,088       687,681         81,288
FTVIPT Mutual Shares Securities Sub-Account                 137,230     2,580,311     1,161,438        673,095
FTVIPT Franklin Income Securities Sub-Account             1,235,046    20,727,587     5,453,701      1,153,687
FTVIPT Franklin Small Cap Value Securities Sub-Account       12,607       188,535       212,936         23,443
Fidelity VIP Equity-Income Sub-Account                        2,533        59,934         2,016            691
Fidelity VIP Mid Cap Sub-Account                             85,178     2,352,352     1,398,774        222,233
Fidelity VIP Contrafund Sub-Account                         659,427    19,376,965     3,487,907        812,346
MSF MetLife Stock Index Sub-Account                         747,479    24,424,081     8,243,742      2,360,234
MSF Julius Baer International Stock Sub-Account              37,299       484,633       157,265        142,366
MSF BlackRock Bond Income Sub-Account                        49,902     5,338,961     2,432,836      1,124,704
MSF BlackRock Money Market Sub-Account                      577,317    57,731,719    53,354,462     22,294,271
MSF Davis Venture Value Sub-Account                       1,823,480    54,249,919     9,113,921      4,020,422
MSF Harris Oakmark Focused Value Sub-Account                 91,874    20,309,940     3,035,619      1,592,681
MSF Jennison Growth Sub-Account                           1,939,800    21,715,167     6,559,625      1,984,603
MSF MFS Total Return Sub-Account                             63,075     9,253,354     2,511,182      1,335,431
MSF Capital Guardian U.S. Equity Sub-Account                 72,826       878,350       130,622         10,869
MSF Western Asset Management Strategic Bond Opportunities
  Sub-Account                                                 2,257        28,239         8,099          7,528
MSF Western Asset Management U.S. Government
  Sub-Account                                               983,976    11,818,101    14,950,961      8,384,509
MSF T. Rowe Price Small Cap Growth Sub-Account               40,109       469,617       455,012         37,429
MSF T. Rowe Price Large Cap Growth Sub-Account               63,685       900,308       152,181        162,774
MSF Franklin Templeton Small Cap Growth Sub-Account          29,120       292,349        45,052         12,590
MSF BlackRock Strategic Value Sub-Account                     1,623        26,800         2,027            975
MSF Oppenheimer Global Equity Sub-Account                    31,822       493,331       171,648         10,015
MSF FI Large Cap Sub-Account                                 32,451       440,054       104,368         91,339
MSF FI Value Leaders Sub-Account                              3,139       489,165       227,939         38,181
MSF MetLife Aggressive Allocation Sub-Account               156,542     1,859,213       754,276        114,602
MSF MetLife Conservative Allocation Sub-Account             134,620     1,391,813     1,906,927      1,095,278
MSF MetLife Conservative to Moderate Allocation
  Sub-Account                                               194,547     2,106,399     1,285,054        139,090
MSF MetLife Moderate Allocation Sub-Account               1,107,310    12,227,392     5,280,869      1,883,381
MSF MetLife Moderate to Aggressive Allocation
  Sub-Account                                               713,507     8,096,860     4,493,513      1,126,185
MSF MFS Value Sub-Account                                   183,596     2,539,952       924,104        232,835
MSF Met/Dimensional International Small Company
  Sub-Account (b)                                             5,452        52,455        52,666            215
PIMCO VIT High Yield Sub-Account                             16,111       129,870         9,438          9,354
PIMCO VIT Low Duration Sub-Account                           16,279       164,890        52,059          4,268
Pioneer VCT Mid Cap Value Sub-Account                        66,580     1,228,394       501,717        155,652
American Funds Bond Sub-Account (a)                         166,258     1,732,171     1,847,180        108,086
American Funds Global Growth Sub-Account                  1,066,541    23,771,649     9,069,305      1,669,144
American Funds Growth-Income Sub-Account                    663,396    26,078,083     8,139,109      1,511,619
American Funds Growth Sub-Account                           671,605    39,896,832    15,008,615      1,187,664
American Funds Global Small Capitalization Sub-Account       51,062       819,578       948,292         83,523
UIF Equity and Income Sub-Account                           393,660     5,666,698     1,761,996        820,498
UIF U.S. Mid Cap Sub-Account Value                           15,458       209,698       218,824          6,852
UIF U.S. Real Estate Sub-Account                            212,492     3,970,200     1,937,249        374,423
Van Kampen LIT Comstock Sub-Account                         187,626     2,486,416       878,395        277,700
Van Kampen LIT Growth and Income Sub-Account                151,695     2,860,972     1,752,824        413,249
LMPVET Small Cap Growth Sub-Account                         111,337     1,507,867       657,373        540,469

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENT OF INVESTMENTS -- (CONCLUDED)

                                                                                FOR THE YEAR ENDED
                                              AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                              ----------------------- ----------------------------
                                                                            COST OF       PROCEEDS
                                                  SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                              ---------- ------------ ------------- --------------
LMPVET Investors Sub-Account                      83,453    1,251,693       910,397         20,923
LMPVET Equity Index Sub-Account                  147,129    4,954,225       280,590        554,308
LMPVET Fundamental Value Sub-Account             280,090    6,170,878     1,246,149        452,738
LMPVET Appreciation Sub-Account                  248,413    6,430,623     1,988,695        626,172
LMPVET Aggressive Growth Sub-Account             707,941   10,992,269     1,844,908        903,970
LMPVET Large Cap Growth Sub-Account               29,261      470,620        42,556         59,417
LMPVET Social Awareness Sub-Account                  426       11,214       588,350        618,200
LMPVET Capital and Income Sub-Account            635,254    8,386,882     1,966,430      1,116,365
LMPVET Capital Sub-Account                        94,328    1,427,259       384,493        421,200
LMPVET Global Equity Sub-Account                 113,190    1,930,756       370,393         92,674
LMPVET Dividend Strategy Sub-Account              55,178      558,603        74,868         44,891
LMPVET Lifestyle Allocation 50% Sub-Account       71,762      897,711        96,391        104,545
LMPVET Lifestyle Allocation 70% Sub-Account       32,916      366,266        84,049          5,048
LMPVET Lifestyle Allocation 85% Sub-Account       33,825      390,828       281,960         44,413
LMPVIT Global High Yield Bond Sub-Account        559,599    4,932,967     1,584,761        530,266
LMPVIT Adjustable Rate Income Sub-Account         57,493      563,603        55,595         25,630
LMPVIT Money Market Sub-Account               22,330,004   22,330,008    25,192,423     12,053,599
Oppenheimer Main Street Small Cap Sub-Account     50,866      671,337       719,493         43,125

(a) For the period April 28, 2008 to December 31, 2008.

(b) For the period November 10, 2008 to December 31, 2008.

This page is intentionally left blank.

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                      MIST LORD ABBETT          MIST LORD ABBETT      MIST LORD ABBETT
                                     GROWTH AND INCOME            BOND DEBENTURE         MID CAP VALUE
                                           SUB-ACCOUNT               SUB-ACCOUNT           SUB-ACCOUNT
                                  ----------------------- ------------------------- ---------------------
                                      2008        2007         2008         2007       2008       2007
                                  ----------- ----------- ------------ ------------ ---------- ----------
Units beginning of year            848,840     738,630    1,381,928    1,228,977    257,255    172,728
Units issued and transferred
  from other funding options       135,713     225,573      228,637      352,597    133,653    132,798
Units redeemed and transferred to
  other funding options           (152,222)   (115,363)    (342,023)    (199,646)   (48,241)   (48,271)
                                  ----------- ----------- ------------ ------------ ---------- ----------
Units end of year                  832,331     848,840    1,268,542    1,381,928    342,667    257,255
                                  =========== =========== ============ ============ ========== ==========

                                                                              MIST        MIST T. ROWE PRICE
                                  MIST PIMCO TOTAL RETURN           RCM TECHNOLOGY            MID CAP GROWTH
                                              SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                  -------------------------- ------------------------ -------------------------
                                        2008         2007         2008        2007         2008         2007
                                  ------------- ------------ ------------ ----------- ------------ ------------
Units beginning of year            3,364,195    2,293,346      888,157     739,279    2,014,479    1,797,997
Units issued and transferred
  from other funding options       2,310,131    1,605,166      390,192     332,312      654,202      608,212
Units redeemed and transferred to
  other funding options           (1,243,241)    (534,317)    (242,668)   (183,434)    (356,589)    (391,730)
                                  ------------- ------------ ------------ ----------- ------------ ------------
Units end of year                  4,431,085    3,364,195    1,035,681     888,157    2,312,092    2,014,479
                                  ============= ============ ============ =========== ============ ============

                                    MIST HARRIS OARKMARK         MIST THIRD AVENUE       MIST PIMCO INFLATION
                                           INTERNATIONAL           SMALL CAP VALUE             PROTECTED BOND
                                             SUB-ACCOUNT               SUB-ACCOUNT                SUB-ACCOUNT
                                  ------------------------- ------------------------- --------------------------
                                       2008         2007         2008         2007          2008         2007
                                  ------------ ------------ ------------ ------------ ------------- ------------
Units beginning of year           2,251,675    1,878,405    1,719,602    1,548,781     2,418,379    2,171,062
Units issued and transferred
  from other funding options        437,158      839,207      315,396      515,741     1,859,586      772,267
Units redeemed and transferred to
  other funding options            (490,804)    (465,937)    (356,482)    (344,920)   (1,130,055)    (524,950)
                                  ------------ ------------ ------------ ------------ ------------- ------------
Units end of year                 2,198,029    2,251,675    1,678,516    1,719,602     3,147,910    2,418,379
                                  ============ ============ ============ ============ ============= ============

                                              MIST METLIFE                MIST METLIFE                MIST METLIFE
                                        DEFENSIVE STRATEGY           MODERATE STRATEGY           BALANCED STRATEGY
                                               SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                  --------------------------- --------------------------- ---------------------------
                                        2008          2007          2008          2007          2008          2007
                                  ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year            4,639,907     3,865,426    11,270,605     8,561,073    25,484,457    19,173,566
Units issued and transferred
  from other funding options       5,360,029     2,434,458     4,645,630     4,483,289     6,600,980     9,119,027
Units redeemed and transferred to
  other funding options           (2,203,038)   (1,659,977)   (2,660,217)   (1,773,757)   (5,198,574)   (2,808,136)
                                  ------------- ------------- ------------- ------------- ------------- -------------
Units end of year                  7,796,898     4,639,907    13,256,018    11,270,605    26,886,863    25,484,457
                                  ============= ============= ============= ============= ============= =============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.

      MIST OPPENHEIMER               MIST LEGG MASON       MIST VAN KAMPEN
  CAPITAL APPRECIATION    PARTNERS AGGRESSIVE GROWTH        MID CAP GROWTH
           SUB-ACCOUNT                   SUB-ACCOUNT           SUB-ACCOUNT
------------------------- ----------------------------- ---------------------
     2008         2007         2008             2007       2008       2007
------------ ------------ ------------ ---------------- ---------- ----------
2,418,972    2,427,342    1,602,616        1,487,231    167,765     39,178
  265,357      502,636      323,301          410,576    139,324    135,422
 (439,597)    (511,006)    (291,706)        (295,191)   (40,764)    (6,835)
------------ ------------ ------------ ---------------- ---------- ----------
2,244,732    2,418,972    1,634,211        1,602,616    266,325    167,765
============ ============ ============ ================ ========== ==========

              MIST MFS             MIST LAZARD             MIST MET/AIM
RESEARCH INTERNATIONAL                 MID CAP         SMALL CAP GROWTH
           SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
------------------------- ----------------------- ------------------------
     2008         2007        2008        2007         2008        2007
------------ ------------ ----------- ----------- ------------ -----------
2,054,929    1,526,158     684,831     458,517      956,779     890,085
  929,425      862,898     292,180     413,488      296,901     278,576
 (431,440)    (334,127)   (167,392)   (187,174)    (211,069)   (211,882)
------------ ------------ ----------- ----------- ------------ -----------
2,552,914    2,054,929     809,619     684,831    1,042,611     956,779
============ ============ =========== =========== ============ ===========

  MIST CLARION GLOBAL            MIST TURNER        MIST GOLDMAN SACHS
          REAL ESTATE         MID CAP GROWTH             MID CAP VALUE
          SUB-ACCOUNT            SUB-ACCOUNT               SUB-ACCOUNT
------------------------ ---------------------- -------------------------
     2008        2007        2008       2007         2008         2007
------------ ----------- ----------- ---------- ------------ ------------
  861,112     625,172     538,638    438,391    1,310,760    1,060,750
  340,190     446,411     177,667    199,839      168,709      544,951
 (187,741)   (210,471)   (137,681)   (99,592)    (285,527)    (294,941)
------------ ----------- ----------- ---------- ------------ ------------
1,013,561     861,112     578,624    538,638    1,193,942    1,310,760
============ =========== =========== ========== ============ ============

            MIST METLIFE              MIST METLIFE             MIST SSGA
         GROWTH STRATEGY       AGGRESSIVE STRATEGY            GROWTH ETF
             SUB-ACCOUNT               SUB-ACCOUNT           SUB-ACCOUNT
--------------------------- ------------------------- ---------------------
      2008          2007         2008         2007       2008       2007
------------- ------------- ------------ ------------ ---------- ----------
30,046,540    22,007,855    5,687,800    4,032,224    165,782    120,406
 7,298,323    11,676,647    1,072,211    2,249,799     33,424     47,235
(4,467,377)   (3,637,962)    (955,510)    (594,223)   (12,515)    (1,859)
------------- ------------- ------------ ------------ ---------- ----------
32,877,486    30,046,540    5,804,501    5,687,800    186,691    165,782
============= ============= ============ ============ ========== ==========

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                              MIST SSGA           MIST VAN KAMPEN          MIST LEGG MASON
                                  GROWTH AND INCOME ETF                  COMSTOCK             VALUE EQUITY
                                            SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
                                  ------------------------ ------------------------- ------------------------
                                     2008          2007         2008         2007         2008        2007
                                  ---------- ------------- ------------ ------------ ------------ -----------
Units beginning of year           141,525        96,081    1,056,695      473,672      792,641     538,300
Units issued and transferred
  from other funding options        1,790        45,745      592,489      748,979      492,272     394,000
Units redeemed and transferred to
  other funding options            (1,033)         (302)    (303,671)    (165,956)    (259,340)   (139,659)
                                  ---------- ------------- ------------ ------------ ------------ -----------
Units end of year                 142,282       141,525    1,345,513    1,056,695    1,025,573     792,641
                                  ========== ============= ============ ============ ============ ===========

                                        MIST BLACKROCK                MIST                 MIST
                                            HIGH YIELD         JANUS FORTY         PIONEER FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                  ----------------------- ------------------- --------------------
                                        2008      2007      2008      2007       2008      2007
                                  ------------- --------- --------- --------- ---------- ---------
Units beginning of year               58,278     4,049    10,267     1,236     36,823    13,904
Units issued and transferred
  from other funding options         114,338    54,780    24,142    10,804     40,855    24,858
Units redeemed and transferred to
  other funding options              (49,943)     (551)   (6,136)   (1,773)   (11,209)   (1,939)
                                  ------------- --------- --------- --------- ---------- ---------
Units end of year                    122,673    58,278    28,273    10,267     66,469    36,823
                                  ============= ========= ========= ========= ========== =========

                                                               MIST
                                                           AMERICAN          MIST         MIST
                                                              FUNDS      AMERICAN     AMERICAN
                                        MIST RAINIER       BALANCED         FUNDS        FUNDS
                                    LARGE CAP EQUITY     ALLOCATION          BOND       GROWTH
                                         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                                  --------------------- ------------- ----------- ------------
                                     2008    2007 (A)      2008 (B)    2008 (B)     2008 (B)
                                  ---------- ---------- ------------- ----------- ------------
Units beginning of year            42,176         --            --          --           --
Units issued and transferred
  from other funding options      434,965     42,237     3,682,882     331,839      940,202
Units redeemed and transferred to
  other funding options           (61,728)       (61)     (208,963)    (38,712)     (83,876)
                                  ---------- ---------- ------------- ----------- ------------
Units end of year                 415,413     42,176     3,473,919     293,127      856,326
                                  ========== ========== ============= =========== ============

                                             RUSSELL               RUSSELL             RUSSELL
                                  MULTI-STYLE EQUITY     AGGRESSIVE EQUITY            NON-U.S.
                                         SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
                                  --------------------- -------------------- ------------------
                                     2008       2007       2008      2007        2008     2007
                                  ---------- ---------- ---------- --------- -------- ---------
Units beginning of year            18,447     22,268      2,547     3,030       2,222    3,995
Units issued and transferred
  from other funding options          576         --         65         9         417       --
Units redeemed and transferred to
  other funding options           (13,143)    (3,821)    (2,057)     (492)         --   (1,773)
                                  ---------- ---------- ---------- --------- -------- ---------
Units end of year                   5,880     18,447        555     2,547       2,639    2,222
                                  ========== ========== ========== ========= ======== =========

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.

               MIST MFS     MIST LOOMIS SAYLES            MIST MET/AIM
EMERGING MARKETS EQUITY         GLOBAL MARKETS    CAPITAL APPRECIATION
            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-------------------------- ---------------------- -----------------------
     2008          2007        2008       2007       2008         2007
------------ ------------- ----------- ---------- ---------- ------------
  647,619       159,951     699,151    144,971     75,532       25,748
1,812,489       595,434     476,202    633,786     22,710       66,025
 (523,706)     (107,766)   (224,027)   (79,605)   (54,537)     (16,241)
------------ ------------- ----------- ---------- ---------- ------------
1,936,402       647,619     951,326    699,151     43,705       75,532
============ ============= =========== ========== ========== ============

       MIST PIONEER           MIST DREMAN        MIST BLACKROCK
   STRATEGIC INCOME       SMALL CAP VALUE        LARGE CAP CORE
        SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------- --------------------- ---------------------
    2008       2007       2008       2007       2008       2007
----------- ---------- ---------- ---------- ---------- ----------
 390,847    194,292    245,528     60,240     36,871     12,560
 239,744    246,842    122,633    209,847     42,380     40,498
(121,771)   (50,287)   (64,736)   (24,559)   (15,543)   (16,187)
----------- ---------- ---------- ---------- ---------- ----------
 508,820    390,847    303,425    245,528     63,708     36,871
=========== ========== ========== ========== ========== ==========

         MIST                          MIST                                         MIST
     AMERICAN            MIST      AMERICAN         MIST            MIST    MET/FRANKLIN
        FUNDS        AMERICAN         FUNDS         MET/    MET/FRANKLIN       TEMPLETON
       GROWTH           FUNDS      MODERATE    TEMPLETON          MUTUAL        FOUNDING
   ALLOCATION   INTERNATIONAL    ALLOCATION       GROWTH          SHARES        STRATEGY
  SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
------------- ---------------- ------------- ------------ --------------- ---------------
   2008 (B)         2008 (B)      2008 (B)     2008 (B)        2008 (B)        2008 (B)
------------- ---------------- ------------- ------------ --------------- ---------------
        --               --            --           --              --              --
 4,161,393          549,547     1,707,480        2,313         136,138       1,158,661
  (333,586)         (21,430)     (113,667)          --         (14,623)        (63,537)
------------- ---------------- ------------- ------------ --------------- ---------------
 3,827,807          528,117     1,593,813        2,313         121,515       1,095,124
============= ================ ============= ============ =============== ===============

          RUSSELL                   RUSSELL                 AIM V.I.
        CORE BOND    REAL ESTATE SECURITIES     INTERNATIONAL GROWTH
      SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
-------------------- ------------------------- -----------------------
   2008      2007       2008           2007        2008        2007
---------- --------- ---------- -------------- ----------- -----------
 19,474    21,347      2,367          2,667      19,177       6,542
     --       170         38             23      48,201      13,590
(15,340)   (2,043)    (1,989)          (323)    (13,070)       (955)
---------- --------- ---------- -------------- ----------- -----------
  4,134    19,474        416          2,367      54,308      19,177
========== ========= ========== ============== =========== ===========

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                            AIM V.I.            PUTNAM VT          PUTNAM VT
                                  GLOBAL REAL ESTATE    GROWTH AND INCOME      EQUITY INCOME
                                         SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                  --------------------- -------------------- ------------------
                                    2008     2007 (A)     2008       2007     2008      2007
                                  --------- ----------- --------- ---------- -------- ---------
Units beginning of year               --          --    11,559     14,830    4,854     4,947
Units issued and transferred
  from other funding options      18,220          --     1,282        693    2,367     1,349
Units redeemed and transferred to
  other funding options             (535)         --       (35)    (3,964)    (175)   (1,442)
                                  --------- ----------- --------- ---------- -------- ---------
Units end of year                 17,685          --    12,806     11,559    7,046     4,854
                                  ========= =========== ========= ========== ======== =========

                                    FTVIPT TEMPLETON                             FTVIPT       FTVIPT FRANKLIN
                                       GLOBAL INCOME           MUTUAL SHARES SECURITIES     INCOME SECURITIES
                                         SUB-ACCOUNT                        SUB-ACCOUNT           SUB-ACCOUNT
                                  ---------------------  ------------------------------- ---------------------
                                     2008     2007 (C)           2008             2007       2008       2007
                                  ---------- ----------  -------------- ---------------- ---------- ----------
Units beginning of year                --            --         92,870           25,799    380,964    112,418
Units issued and transferred
  from other funding options       56,085            --         57,382           74,282    135,592    294,637
Units redeemed and transferred to
  other funding options           (10,006)           --        (41,177)          (7,211)   (56,749)   (26,091)
                                  ---------- ----------  -------------- ---------------- ---------- ----------
Units end of year                  46,079            --        109,075           92,870    459,807    380,964
                                  ========== ========== =============== ================ ========== ==========

                                        FIDELITY VIP               MSF METLIFE        MSF JULIUS BAER
                                          CONTRAFUND               STOCK INDEX    INTERNATIONAL STOCK
                                         SUB-ACCOUNT               SUB-ACCOUNT            SUB-ACCOUNT
                                  --------------------- ------------------------- ----------------------
                                     2008       2007         2008         2007       2008        2007
                                  ---------- ---------- ------------ ------------ ---------- -----------
Units beginning of year           330,921    170,987    1,498,764    1,255,895     30,502      26,246
Units issued and transferred
  from other funding options      101,633    182,173      694,164      521,410      5,878       9,278
Units redeemed and transferred to
  other funding options           (40,686)   (22,239)    (282,168)    (278,541)   (10,730)     (5,022)
                                  ---------- ---------- ------------ ------------ ---------- -----------
Units end of year                 391,868    330,921    1,910,760    1,498,764     25,650      30,502
                                  ========== ========== ============ ============ ========== ===========

                                      MSF HARRIS OAKMARK              MSF JENNISON               MSF MFS
                                           FOCUSED VALUE                    GROWTH          TOTAL RETURN
                                             SUB-ACCOUNT               SUB-ACCOUNT           SUB-ACCOUNT
                                  ------------------------- ------------------------- ---------------------
                                       2008         2007         2008         2007       2008       2007
                                  ------------ ------------ ------------ ------------ ---------- ----------
Units beginning of year           1,073,234    1,040,267    1,605,864    1,396,542    193,867     86,321
Units issued and transferred
  from other funding options        199,925      241,799      620,537      475,578     51,104    118,298
Units redeemed and transferred to
  other funding options            (176,690)    (208,832)    (350,719)    (266,256)   (43,765)   (10,752)
                                  ------------ ------------ ------------ ------------ ---------- ----------
Units end of year                 1,096,469    1,073,234    1,875,682    1,605,864    201,206    193,867
                                  ============ ============ ============ ============ ========== ==========

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.

                         FTVIPT TEMPLETON     FTVIPT TEMPLETON
   PUTNAM VT VISTA     FOREIGN SECURITIES    GROWTH SECURITIES
       SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
--------------------- ---------------------- --------------------
   2008       2007        2008       2007      2008       2007
---------- ---------- ----------- ---------- --------- ----------
 36,098     64,173     711,214    362,978    49,595     11,905
  2,762      3,740     229,349    416,926    30,731     40,339
(19,250)   (31,815)   (144,924)   (68,690)   (8,105)    (2,649)
---------- ---------- ----------- ---------- --------- ----------
 19,610     36,098     795,639    711,214    72,221     49,595
========== ========== =========== ========== ========= ==========

           FTVIPT FRANKLIN      FIDELITY VIP         FIDELITY VIP
SMALL CAP VALUE SECURITIES     EQUITY-INCOME              MID CAP
               SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT
----------------------------- ----------------- --------------------
  2008             2007 (C)    2008     2007       2008      2007
--------- ------------------- -------- -------- ---------- ---------
    --                  --    3,241    3,262     31,629    10,070
25,902                  --       27       --     40,650    25,717
(3,036)                 --      (16)     (21)    (8,815)   (4,158)
--------- ------------------- -------- -------- ---------- ---------
22,866                  --    3,252    3,241     63,464    31,629
========= =================== ======== ======== ========== =========

    MSF BLACKROCK               MSF BLACKROCK                 MSF DAVIS
      BOND INCOME                MONEY MARKET             VENTURE VALUE
      SUB-ACCOUNT                 SUB-ACCOUNT               SUB-ACCOUNT
-------------------- --------------------------- -------------------------
   2008      2007          2008          2007         2008         2007
---------- --------- ------------- ------------- ------------ ------------
 93,145    17,516     2,524,096     2,096,094    4,056,492    3,498,617
 57,642    80,057     6,640,356     6,519,951    1,004,423    1,104,524
(33,419)   (4,428)   (3,751,283)   (6,091,949)    (672,765)    (546,649)
---------- --------- ------------- ------------- ------------ ------------
117,368    93,145     5,413,169     2,524,096    4,388,150    4,056,492
========== ========= ============= ============= ============ ============

                           MSF WESTERN ASSET        MSF WESTERN ASSET
MSF CAPITAL GUARDIAN    MANAGEMENT STRATEGIC               MANAGEMENT
         U.S. EQUITY      BOND OPPORTUNITIES          U.S. GOVERNMENT
         SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
----------------------- ----------------------- ------------------------
  2008          2007     2008           2007         2008        2007
--------- ------------- -------- -------------- ------------ -----------
60,330        60,688    1,361          3,696      335,818     192,698
 3,516         3,070      307             38    1,048,365     261,560
  (535)       (3,428)    (355)        (2,373)    (641,901)   (118,440)
--------- ------------- -------- -------------- ------------ -----------
63,311        60,330    1,313          1,361      742,282     335,818
========= ============= ======== ============== ============ ===========

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                  MSF T. ROWE PRICE     MSF T. ROWE PRICE    MSF FRANKLIN TEMPLETON
                                   SMALL CAP GROWTH      LARGE CAP GROWTH          SMALL CAP GROWTH
                                        SUB-ACCOUNT           SUB-ACCOUNT               SUB-ACCOUNT
                                  -------------------- --------------------- -------------------------
                                    2008       2007       2008       2007      2008            2007
                                  --------- ---------- ---------- ---------- --------- ---------------
Units beginning of year            5,583      5,516     73,525     69,795    23,791          26,486
Units issued and transferred
  from other funding options      34,949         93      7,576     14,465     2,921           1,185
Units redeemed and transferred to
  other funding options           (3,824)       (26)   (14,913)   (10,735)   (1,609)         (3,880)
                                  --------- ---------- ---------- ---------- --------- ---------------
Units end of year                 36,708      5,583     66,188     73,525    25,103          23,791
                                  ========= ========== ========== ========== ========= ===============

                                            MSF FI              MSF METLIFE                MSF METLIFE
                                     VALUE LEADERS    AGGRESSIVE ALLOCATION    CONSERVATIVE ALLOCATION
                                       SUB-ACCOUNT              SUB-ACCOUNT                SUB-ACCOUNT
                                  ------------------- ------------------------ --------------------------
                                    2008      2007       2008          2007        2008           2007
                                  --------- --------- ---------- ------------- ----------- --------------
Units beginning of year           14,443     9,168    100,537        39,044      58,563         55,733
Units issued and transferred
  from other funding options      13,571     6,019     61,457        62,866     181,223          4,499
Units redeemed and transferred to
  other funding options           (2,110)     (744)    (8,730)       (1,373)   (105,803)        (1,669)
                                  --------- --------- ---------- ------------- ----------- --------------
Units end of year                 25,904    14,443    153,264       100,537     133,983         58,563
                                  ========= ========= ========== ============= =========== ==============

                                                             MSF MET/
                                                          DIMENSIONAL
                                                        INTERNATIONAL
                                              MSF               SMALL               PIMCO VIT
                                           MFS VALUE          COMPANY              HIGH YIELD
                                         SUB-ACCOUNT      SUB-ACCOUNT             SUB-ACCOUNT
                                  --------------------- ---------------- -----------------------
                                     2008       2007          2008 (D)         2008      2007
                                  ---------- ---------- ---------------- ------------- ---------
Units beginning of year           114,399     25,279               --         8,976     9,739
Units issued and transferred
  from other funding options       57,907    103,583            5,487             1       323
Units redeemed and transferred to
  other funding options           (18,480)   (14,463)             (22)         (592)   (1,085)
                                  ---------- ---------- ---------------- ------------- ---------
Units end of year                 153,826    114,399            5,465         8,385     8,976
                                  ========== ========== ================ ============= =========

                                       AMERICAN FUNDS        AMERICAN FUNDS        AMERICAN FUNDS
                                        GLOBAL GROWTH         GROWTH-INCOME                GROWTH
                                          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                  ---------------------- --------------------- ---------------------
                                      2008       2007       2008       2007       2008       2007
                                  ----------- ---------- ---------- ---------- ---------- ----------
Units beginning of year            623,978    209,756    177,704     67,192    166,443     65,239
Units issued and transferred
  from other funding options       379,521    471,133     88,022    118,528    109,945    114,883
Units redeemed and transferred to
  other funding options           (143,726)   (56,911)   (31,788)    (8,017)   (30,977)   (13,679)
                                  ----------- ---------- ---------- ---------- ---------- ----------
Units end of year                  859,773    623,978    233,938    177,704    245,411    166,443
                                  =========== ========== ========== ========== ========== ==========

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.

  MSF BLACKROCK     MSF OPPENHIEMER              MSF FI
STRATEGIC VALUE       GLOBAL EQUITY           LARGE CAP
    SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
------------------ ------------------- -------------------
 2008      2007      2008      2007      2008      2007
-------- --------- --------- --------- --------- ---------
1,138     1,028    16,966     3,382    25,882     8,734
   --       125    10,450    14,950     8,610    18,119
  (46)      (15)     (503)   (1,366)   (6,752)     (971)
-------- --------- --------- --------- --------- ---------
1,092     1,138    26,913    16,966    27,740    25,882
======== ========= ========= ========= ========= =========

        MSF METLIFE                                      MSF METLIFE
    CONSERVATIVE TO             MSF METLIFE              MODERATE TO
MODERATE ALLOCATION     MODERATE ALLOCATION    AGGRESSIVE ALLOCATION
        SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
---------------------- ----------------------- ------------------------
   2008        2007         2008       2007        2008         2007
---------- ----------- ------------ ---------- ----------- ------------
 86,095      13,244      769,596    251,739     421,099      218,070
125,168      77,851      586,559    531,180     430,184      210,540
(17,518)     (5,000)    (253,389)   (13,323)   (128,561)      (7,511)
---------- ----------- ------------ ---------- ----------- ------------
193,745      86,095    1,102,766    769,596     722,722      421,099
========== =========== ============ ========== =========== ============

                                           AMERICAN
      PIMCO VIT              PIONEER          FUNDS
   LOW DURATION    VCT MID CAP VALUE           BOND
    SUB-ACCOUNT          SUB-ACCOUNT    SUB-ACCOUNT
------------------ -------------------- --------------
  2008     2007       2008      2007        2008 (B)
--------- -------- ---------- --------- --------------
 9,002    9,448     26,303     6,585             --
 3,424      332     16,888    22,427        123,202
  (190)    (778)    (7,045)   (2,709)       (13,953)
--------- -------- ---------- --------- --------------
12,236    9,002     36,146    26,303        109,249
========= ======== ========== ========= ==============

             AMERICAN FUNDS                   UIF              UIF U.S
GLOBAL SMALL CAPITALIZATION     EQUITY AND INCOME        MID CAP VALUE
                SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
------------------------------ --------------------- --------------------
  2008              2007 (C)      2008       2007      2008    2007 (C)
--------- -------------------- ---------- ---------- --------- ----------
    --                   --    314,456    103,030        --         --
41,753                   --    142,419    238,550    19,384         --
(7,247)                  --    (90,520)   (27,124)     (862)        --
--------- -------------------- ---------- ---------- --------- ----------
34,506                   --    366,355    314,456    18,522         --
========= ==================== ========== ========== ========= ==========

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                 UIF            VAN KAMPEN               VAN KAMPEN
                                    U.S. REAL ESTATE          LIT COMSTOCK    LIT GROWTH AND INCOME
                                         SUB-ACCOUNT           SUB-ACCOUNT              SUB-ACCOUNT
                                  --------------------- --------------------- ------------------------
                                     2008       2007       2008       2007       2008          2007
                                  ---------- ---------- ---------- ---------- ---------- -------------
Units beginning of year            85,204     23,991    125,178     29,778    109,554        35,031
Units issued and transferred
  from other funding options       43,260     78,134     65,827    103,922    113,250        83,385
Units redeemed and transferred to
  other funding options           (21,414)   (16,921)   (27,360)    (8,522)   (44,452)       (8,862)
                                  ---------- ---------- ---------- ---------- ---------- -------------
Units end of year                 107,050     85,204    163,645    125,178    178,352       109,554
                                  ========== ========== ========== ========== ========== =============

                                              LMPVET                LMPVET                 LMPVET
                                   FUNDAMENTAL VALUE          APPRECIATION      AGGRESSIVE GROWTH
                                         SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
                                  --------------------- --------------------- ----------------------
                                     2008       2007       2008       2007        2008       2007
                                  ---------- ---------- ---------- ---------- ----------- ----------
Units beginning of year           151,388     63,532    154,202     50,231     777,004    402,453
Units issued and transferred
  from other funding options       46,409    101,266     73,330    134,752     220,673    426,475
Units redeemed and transferred to
  other funding options           (23,485)   (13,410)   (33,640)   (30,781)   (130,890)   (51,924)
                                  ---------- ---------- ---------- ---------- ----------- ----------
Units end of year                 174,312    151,388    193,892    154,202     866,787    777,004
                                  ========== ========== ========== ========== =========== ==========

                                             LMPVET              LMPVET               LMPVET
                                            CAPITAL       GLOBAL EQUITY    DIVIDEND STRATEGY
                                        SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                  -------------------- ------------------- --------------------
                                     2008      2007      2008      2007      2008       2007
                                  ---------- --------- --------- --------- --------- ----------
Units beginning of year            90,858    30,227    92,419    59,137    54,511     14,850
Units issued and transferred
  from other funding options        9,920    68,592    11,761    38,400     8,163     52,169
Units redeemed and transferred to
  other funding options           (28,108)   (7,961)   (6,251)   (5,118)   (5,560)   (12,508)
                                  ---------- --------- --------- --------- --------- ----------
Units end of year                  72,670    90,858    97,929    92,419    57,114     54,511
                                  ========== ========= ========= ========= ========= ==========

                                                  LMPVIT                    LMPVIT                      LMPVIT
                                  GLOBAL HIGH YIELD BOND    ADJUSTABLE RATE INCOME                MONEY MARKET
                                             SUB-ACCOUNT               SUB-ACCOUNT                 SUB-ACCOUNT
                                  ------------------------- ------------------------- ---------------------------
                                     2008           2007      2008            2007          2008          2007
                                  ---------- -------------- --------- --------------- ------------- -------------
Units beginning of year           230,195         77,538    49,988          11,506       686,199       340,316
Units issued and transferred
  from other funding options       95,917        168,705     3,958          39,864     2,527,363     1,391,467
Units redeemed and transferred to
  other funding options           (56,707)       (16,048)   (2,626)         (1,382)   (1,569,163)   (1,045,584)
                                  ---------- -------------- --------- --------------- ------------- -------------
Units end of year                 269,405        230,195    51,320          49,988     1,644,399       686,199
                                  ========== ============== ========= =============== ============= =============

(a) For the period November 12, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

(c) For the period February 20, 2007 to December 31, 2007.

(d) For the period November 10, 2008 to December 31, 2008.

            LMPVET                 LMPVET                LMPVET
  SMALL CAP GROWTH              INVESTORS          EQUITY INDEX
       SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------- ---------------------- ---------------------
   2008       2007         2008      2007       2008       2007
---------- ---------- ------------ --------- ---------- ----------
104,212     82,352       21,114     8,665    188,163    110,285
 60,207     40,115       58,939    14,798      4,561    104,190
(50,830)   (18,255)      (1,005)   (2,349)   (18,770)   (26,312)
---------- ---------- ------------ --------- ---------- ----------
113,589    104,212       79,048    21,114    173,954    188,163
========== ========== ============ ========= ========== ==========

          LMPVET                      LMPVET                 LMPVET
LARGE CAP GROWTH            SOCIAL AWARENESS     CAPITAL AND INCOME
     SUB-ACCOUNT                 SUB-ACCOUNT            SUB-ACCOUNT
------------------- ------------------------ ----------------------
  2008      2007       2008           2007       2008       2007
--------- --------- ---------- ------------  ----------- ----------
34,871    11,283        351           260     491,630    147,857
 4,064    30,299     24,478            94     175,369    363,493
(4,566)   (6,711)   (24,485)           (3)   (126,395)   (19,720)
--------- --------- ---------- ------------- ----------- ----------
34,369    34,871        344           351     540,604    491,630
========= ========= ========== ============= =========== ==========

                  LMPVET                      LMPVET                      LMPVET
LIFESTYLE ALLOCATION 50%    LIFESTYLE ALLOCATION 70%    LIFESTYLE ALLOCATION 85%
             SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
--------------------------- --------------------------- ---------------------------
  2008              2007      2008              2007      2008              2007
--------- ----------------- --------- ----------------- --------- -----------------
56,674            13,022    19,241               351    10,133                93
 3,251            51,851     6,095            19,691    22,351            10,392
(8,151)           (8,199)     (197)             (801)   (3,275)             (352)
--------- ----------------- --------- ----------------- --------- -----------------
51,774            56,674    25,139            19,241    29,209            10,133
========= ================= ========= ================= ========= =================

          OPPENHEIMER
MAIN STREET SMALL CAP
          SUB-ACCOUNT
------------------------
  2008        2007 (C)
--------- --------------
    --             --
57,843             --
(6,480)            --
--------- --------------
51,363             --
========= ==============

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2008:

                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        --------- ------------- ---------- ------------- ---------------- -------------------
MIST Lord Abbett Growth and Income 2008   832,331 34.88 - 39.97 29,752,070          1.51      0.75 - 1.95 (37.57) - (36.81)
  Sub-Account                      2007   848,840 55.87 - 63.24 48,452,860          0.85      0.75 - 1.95      1.71 - 2.94
                                   2006   738,630 47.17 - 61.44 41,381,558          1.44      0.75 - 2.30    15.11 - 16.91
                                   2005   613,017 40.97 - 52.55 29,674,712          0.83      0.75 - 2.30      1.05 - 2.62
                                   2004   686,692 46.90 - 51.21 32,672,292          0.47      0.75 - 1.75    10.47 - 11.51
MIST Lord Abbett Bond Debenture    2008 1,268,542 14.96 - 16.77 19,475,363          4.29      0.75 - 1.95 (20.18) - (19.21)
  Sub-Account                      2007 1,381,928 18.74 - 20.75 26,501,097          5.06      0.75 - 1.95      4.48 - 5.75
                                   2006 1,228,977 17.79 - 19.63 22,493,452          6.46      0.75 - 1.95      7.05 - 8.33
                                   2005 1,161,736 16.75 - 18.12 19,808,005          4.08      0.75 - 1.95    (0.46) - 0.74
                                   2004 1,412,729 16.83 - 17.98 24,113,965          3.90      0.75 - 1.95      6.07 - 7.00
MIST Lord Abbett Mid Cap Value     2008   342,667 15.59 - 17.87  5,552,501          0.53      0.75 - 1.95 (39.96) - (39.23)
  Sub-Account                      2007   257,255 26.10 - 29.40  6,954,577          0.64      0.75 - 1.90   (1.30) - (0.16)
                                   2006   172,728 25.47 - 29.45  4,731,948          0.38      0.75 - 2.30     9.63 - 11.34
                                   2005    61,418 23.23 - 26.45  1,551,929          0.53      0.75 - 2.30      5.60 - 7.24
                                   2004    50,979 23.34 - 24.66  1,209,894          3.20      0.75 - 1.50    16.43 - 23.09
MIST Oppenheimer                   2008 2,244,732   5.27 - 6.80 12,188,544          3.52      0.75 - 1.95 (46.99) - (46.34)
  Capital Appreciation             2007 2,418,972  9.95 - 12.72 24,671,347            --      0.75 - 1.95    12.07 - 13.43
  Sub-Account                      2006 2,427,342  8.88 - 11.27 22,004,158          0.08      0.75 - 1.95      5.54 - 6.81
  (Commenced 5/3/2004)             2005 2,138,330  8.41 - 10.60 18,310,436            --      1.40 - 1.95      2.70 - 3.93
                                   2004 2,451,425  8.19 - 10.24 20,371,884          8.26      1.40 - 1.95      4.34 - 5.56
MIST Legg Mason Partners           2008 1,634,211   4.53 - 6.56  7,613,664            --      1.30 - 1.95 (40.23) - (39.80)
  Aggressive Growth Sub-Account    2007 1,602,616  7.57 - 10.90 12,451,979            --      1.30 - 1.95      0.28 - 1.17
                                   2006 1,487,231  7.55 - 10.77 11,494,590            --      1.30 - 1.95   (3.63) - (3.00)
                                   2005 1,268,613  7.84 - 11.10 10,148,495            --      1.40 - 1.95    11.39 - 12.27
                                   2004 1,640,597   7.03 - 9.89 11,745,335            --      1.40 - 1.95      6.34 - 7.04
MIST Van Kampen Mid Cap Growth     2008   266,325   6.61 - 7.23  1,791,803          1.32      0.75 - 1.90 (47.76) - (47.15)
  Sub-Account                      2007   167,765 12.65 - 13.69  2,154,190            --      0.75 - 1.90    21.15 - 22.55
                                   2006    39,178 10.20 - 11.17    421,282            --      0.75 - 2.30      5.91 - 7.56
                                   2005    23,110  9.63 - 10.38    234,870            --      0.75 - 2.30      2.21 - 3.80
                                   2004    23,999  9.72 - 10.00    235,934            --      0.75 - 1.50    10.97 - 11.52
MIST PIMCO Total Return            2008 4,431,085 12.65 - 13.89 57,333,805          3.44      0.75 - 1.95   (1.53) - (0.34)
  Sub-Account                      2007 3,364,195 12.85 - 13.94 44,128,005          3.02      0.75 - 1.95      5.48 - 6.76
  (Commenced 5/3/2004)             2006 2,293,346 11.92 - 13.06 28,489,220          2.31      0.75 - 2.30      2.15 - 3.74
                                   2005 1,506,218 11.67 - 12.59 18,206,649            --      0.75 - 2.30    (0.07) - 1.49
                                   2004 1,420,766 11.85 - 12.40 17,074,248          8.66      0.75 - 1.95      1.78 - 4.10
MIST RCM Technology                2008 1,035,681   3.36 - 3.53  3,567,317         12.95      1.30 - 1.95 (45.53) - (45.17)
  Sub-Account                      2007   888,157   6.17 - 6.43  5,605,992            --      1.30 - 1.95    28.97 - 29.82
                                   2006   739,279   4.78 - 4.95  3,605,818            --      1.30 - 1.95      3.32 - 3.99
                                   2005   566,844   4.63 - 4.76  2,669,094            --      1.30 - 1.95      8.88 - 9.59
                                   2004   648,449   4.25 - 4.35  2,796,181          0.13      1.30 - 1.95   (6.17) - (5.55)

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       --------- ------------- ---------- ------------- ---------------- -------------------
MIST T. Rowe Price Mid Cap Growth 2008 2,312,092   5.56 - 5.92 13,198,468            --      1.30 - 1.95 (40.92) - (40.47)
  Sub-Account                     2007 2,014,479   9.41 - 9.95 19,400,219            --      1.30 - 1.95    15.35 - 16.21
  (Commenced 5/3/2004)            2006 1,797,997   8.16 - 8.75 14,972,403            --      0.75 - 1.95      4.12 - 5.37
                                  2005 1,308,056   7.84 - 8.30 10,429,730            --      0.75 - 1.95    13.28 - 13.77
                                  2004 1,047,882   6.97 - 7.22  7,409,353            --      0.85 - 1.95    12.09 - 16.82
MIST MFS Research International   2008 2,552,914  9.76 - 14.43 25,570,277          1.86      1.20 - 1.95 (43.48) - (43.04)
  Sub-Account                     2007 2,054,929 17.26 - 25.34 36,338,022          1.18      1.30 - 1.95    11.09 - 56.03
                                  2006 1,526,158 15.21 - 22.61 24,283,531          1.55      0.75 - 2.30    23.69 - 25.62
                                  2005 1,127,580 12.30 - 18.06 14,440,322          0.38      1.40 - 2.30    13.78 - 15.55
                                  2004 1,150,008 10.97 - 15.68 12,831,690          0.35      1.40 - 1.95    15.31 - 18.06
MIST Lazard Mid Cap               2008   809,619  9.17 - 10.00  7,568,836          0.92      0.75 - 1.95 (39.50) - (38.76)
  Sub-Account                     2007   684,831 15.15 - 16.33 10,567,455          0.30      0.75 - 1.95  (15.02) - (3.97)
                                  2006   458,517 15.89 - 16.41  7,414,914          0.30      1.30 - 1.95    12.47 - 13.20
                                  2005   444,232 12.14 - 14.50  6,369,460          0.06      1.30 - 1.95      5.98 - 6.67
                                  2004   450,243 13.33 - 13.59  6,071,445            --      1.30 - 1.95    12.19 - 12.92
MIST Met/AIM Small Cap Growth     2008 1,042,611   9.31 - 9.74  9,943,798            --      1.30 - 1.95 (39.92) - (39.52)
  Sub-Account                     2007   956,779 15.49 - 16.11 15,138,596            --      1.30 - 1.95      8.91 - 9.63
                                  2006   890,085 14.08 - 14.76 12,889,298            --      1.30 - 2.30    11.33 - 12.71
                                  2005   804,060 12.70 - 13.04 10,366,771            --      1.30 - 1.95      6.18 - 6.87
                                  2004   959,387 11.96 - 12.20 11,611,517            --      1.30 - 1.95      4.37 - 5.09
MIST Harris Oakmark International 2008 2,198,029 10.92 - 11.43 24,562,840          1.65      1.30 - 1.95 (42.03) - (41.65)
  Sub-Account                     2007 2,251,675 18.84 - 19.59 43,281,131          0.78      1.30 - 1.95   (3.04) - (2.40)
                                  2006 1,878,405 19.43 - 20.07 37,135,251          2.36      1.30 - 1.95    26.37 - 27.19
                                  2005 1,495,693 15.38 - 15.78 23,326,113            --      1.30 - 1.95    12.04 - 12.77
                                  2004 1,413,422 13.72 - 13.99 19,624,405            --      1.30 - 1.95    18.19 - 18.96
MIST Third Avenue Small Cap Value 2008 1,678,516 11.61 - 15.34 19,889,952          0.74      1.30 - 1.95 (31.18) - (30.67)
  Sub-Account                     2007 1,719,602 16.86 - 22.13 29,469,933          0.96      1.30 - 1.95   (4.90) - 20.44
                                  2006 1,548,781 17.73 - 26.25 27,923,907          0.43      1.30 - 2.30    15.55 - 11.67
                                  2005 1,233,981 15.49 - 22.72 19,975,250            --      1.30 - 1.95     3.95 - 18.70
                                  2004 1,199,890 14.11 - 14.35 17,088,119          0.43      1.30 - 1.95    24.06 - 24.87
MIST PIMCO Inflation              2008 3,147,910 10.79 - 11.20 34,541,263          3.41      1.30 - 1.95   (8.86) - (8.26)
  Protected Bond Sub-Account      2007 2,418,379 11.82 - 12.19 28,956,045          2.09      1.30 - 1.95      8.65 - 9.36
                                  2006 2,171,062 10.74 - 11.14 23,865,653          3.67      1.30 - 2.30   (1.89) - (0.91)
                                  2005 2,063,635 10.95 - 11.25 22,975,626            --      1.30 - 2.30    (0.91) - 0.08
                                  2004 2,145,251 11.12 - 11.24 23,952,015          7.41      1.30 - 1.95      6.90 - 7.60
MIST Clarion Global Real Estate   2008 1,013,561  9.14 - 16.62  9,394,523          1.65      1.30 - 1.95 (42.80) - (42.37)
  Sub-Account                     2007   861,112 15.98 - 28.84 13,923,483          0.88      1.30 - 1.95 (16.66) - (15.99)
  (Commenced 5/3/2004)            2006   625,172 18.99 - 34.33 12,114,336          0.92      1.30 - 2.30    34.46 - 35.81
                                  2005   425,688 14.12 - 25.24  6,110,404            --      1.40 - 2.30    10.72 - 15.05
                                  2004   424,738 12.78 - 12.84  5,441,059          7.43      1.30 - 1.95    27.88 - 28.44
MIST Turner Mid Cap Growth        2008   578,624   7.77 - 8.01  4,553,801            --      1.30 - 1.95 (49.30) - (48.97)
  Sub-Account                     2007   538,638 15.32 - 15.69  8,336,664            --      1.30 - 1.95    21.74 - 22.54
  (Commenced 5/3/2004)            2006   438,391 12.58 - 12.96  5,554,696            --      0.85 - 1.95      4.03 - 5.18
                                  2005   335,209 12.09 - 12.32  4,071,802            --      0.85 - 1.95     9.21 - 10.42
                                  2004   390,175 11.07 - 11.12  4,328,370            --      1.30 - 1.95    10.76 - 11.24

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                     LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      ---------- ------------- ----------- ------------- ---------------- -------------------
MIST Goldman Sachs Mid Cap Value 2008  1,193,942   9.47 - 9.76  11,451,424          0.77      1.30 - 1.95 (37.31) - (36.90)
  Sub-Account                    2007  1,310,760 15.10 - 15.47  19,992,162          0.47      1.30 - 1.95      1.09 - 1.76
  (Commenced 5/3/2004)           2006  1,060,750 14.94 - 15.38  15,950,016            --      0.85 - 1.95    13.46 - 14.71
                                 2005    748,084 13.16 - 13.41   9,888,705          0.82      0.85 - 1.95    10.37 - 11.59
                                 2004    459,049 11.93 - 11.98   5,485,135          2.19      1.30 - 1.95    19.30 - 19.81
MIST MetLife Defensive Strategy  2008  7,796,898   8.91 - 9.33  70,218,620          1.30      0.85 - 1.95 (22.19) - (21.32)
  Sub-Account                    2007  4,639,907 11.45 - 11.86  53,548,580          2.03      0.85 - 1.95      3.86 - 5.02
  (Commenced 11/ 22/2004)        2006  3,865,426 11.03 - 12.30  42,850,757          0.01      0.75 - 1.95      6.53 - 7.82
                                 2005  1,508,431 10.35 - 10.43  15,665,992          1.30      1.30 - 1.95      2.47 - 3.13
                                 2004    271,751 10.10 - 10.11   2,746,772          8.71      1.30 - 1.95      1.64 - 1.71
MIST MetLife Moderate Strategy   2008 13,256,018   8.62 - 9.06 115,658,116          1.71      0.75 - 1.95 (27.85) - (26.97)
  Sub-Account                    2007 11,270,605 11.94 - 12.19 135,865,886          1.95      1.30 - 1.95      4.15 - 4.83
  (Commenced 11/ 22/2004)        2006  8,561,073 11.47 - 11.77  98,797,273          0.01      0.75 - 1.95      8.11 - 9.41
                                 2005  4,506,020 10.61 - 10.69  47,950,957          1.55      1.30 - 1.95      3.77 - 4.45
                                 2004  1,014,442 10.22 - 10.23  10,374,709          6.62      1.30 - 1.95      2.13 - 2.20
MIST MetLife Balanced Strategy   2008 26,886,863   8.23 - 8.65 223,880,205          4.81      0.75 - 1.95 (33.26) - (32.45)
  Sub-Account                    2007 25,484,457 12.32 - 12.58 316,936,441          1.63      1.30 - 1.95      2.85 - 3.52
  (Commenced 11/ 22/2004)        2006 19,173,566 11.98 - 12.30 231,113,806          0.01      0.75 - 1.95     9.82 - 11.14
                                 2005 11,206,666 10.91 - 10.99 122,628,863          1.69      1.30 - 1.95      5.06 - 5.74
                                 2004  1,510,309 10.39 - 10.40  15,693,253          4.75      1.30 - 1.95      2.84 - 2.91
MIST MetLife Growth Strategy     2008 32,877,486   7.90 - 8.31 262,939,644          3.57      0.75 - 1.95 (39.07) - (38.33)
  Sub-Account                    2007 30,046,540 12.97 - 13.24 393,211,798          1.15      1.30 - 1.95      2.67 - 3.34
  (Commenced 11/ 22/2004)        2006 22,007,855 12.64 - 12.97 279,686,928          0.01      0.75 - 1.95    11.41 - 12.75
                                 2005 12,697,225 11.34 - 11.34 144,440,071          1.31      1.30 - 1.95      7.02 - 7.72
                                 2004  3,226,645 10.60 - 10.61  34,204,856          3.00      1.30 - 1.95      3.49 - 3.56
MIST MetLife Aggressive Strategy 2008  5,804,501   7.55 - 7.75  44,335,779          3.68      1.30 - 1.95 (41.96) - (41.58)
  Sub-Account                    2007  5,687,800 13.00 - 13.27  74,631,869          1.20      1.30 - 1.95      0.89 - 1.55
  (Commenced 11/ 22/2004)        2006  4,032,224 12.89 - 13.23  52,296,693          0.01      0.75 - 1.95    11.46 - 12.80
                                 2005  1,961,998 11.56 - 11.65  22,767,192          1.14      1.30 - 1.95      8.25 - 8.96
                                 2004    229,952 10.68 - 10.69   2,457,563          1.06      1.30 - 1.95      3.72 - 3.79
MIST SSgA Growth ETF             2008    186,691   7.76 - 7.88   1,463,201          1.52      1.30 - 1.80   (33.97) - 0.94
  Sub-Account                    2007    165,782 11.86 - 11.92   1,967,634            --      1.30 - 1.50      4.04 - 4.25
  (Commenced 5/2/2005)           2006    120,406 11.40 - 11.43   1,373,423          1.40      1.30 - 1.50    12.16 - 12.38
                                 2005     11,292         10.17     114,821            --             1.30      1.66 - 1.71
MIST SSgA Growth and Income ETF  2008    142,282   8.46 - 8.60   1,215,646          1.84      1.30 - 1.80   (26.18) - 1.95
  Sub-Account                    2007    141,525 11.57 - 11.63   1,637,978            --      1.30 - 1.50      3.82 - 4.03
  (Commenced 5/2/2005)           2006     96,081 11.15 - 11.17   1,071,072          3.97      1.30 - 1.50    10.07 - 10.29
                                 2005         --         10.13          --            --             1.30      1.28 - 1.33
MIST Van Kampen Comstock         2008  1,345,513   7.14 - 7.46   9,693,668          1.69      0.75 - 1.95 (37.15) - (36.39)
  Sub-Account                    2007  1,056,695 11.36 - 11.73  12,086,984          1.19      0.75 - 1.95   (4.39) - (3.22)
  (Commenced 5/2/2005)           2006    473,672 11.81 - 12.12   5,655,471            --      0.75 - 2.30   13.42 to 15.19
                                 2005     92,205 10.41 - 10.52     964,282          2.15      0.75 - 2.30     4.15 to 5.22
MIST Legg Mason Value Equity     2008  1,025,573   4.56 - 4.70   4,720,285          0.02      0.95 - 1.95 (55.50) - (55.05)
  Sub-Account                    2007    792,641 10.24 - 10.38   8,163,982            --      1.30 - 1.95   (7.73) - (7.13)
  (Commenced 5/2/2005)           2006    538,300 11.05 - 11.25   5,992,306            --      0.75 - 2.30      4.17 - 5.79
                                 2005      2,896 10.61 - 10.63      30,758            --      1.30 - 2.30      6.10 - 6.28

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS     HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       --------- --------------- ---------- ------------- ---------------- -------------------
MIST MFS Emerging Markets Equity  2008 1,936,402    6.10 - 11.45 11,946,033          0.91      1.10 - 1.95 (56.39) - (53.96)
  Sub-Account                     2007   647,619   13.99 - 14.14  9,100,647          0.05      1.30 - 1.95    33.97 - 34.85
  (Commenced 5/1/2006)            2006   159,951   10.42 - 10.49  1,673,250          1.84      1.30 - 2.25      4.19 - 4.86
MIST Loomis Sayles Global Markets 2008   951,326     7.69 - 7.83  7,371,133          4.77      1.30 - 1.95 (40.44) - (40.05)
  Sub-Account                     2007   699,151   12.92 - 13.06  9,069,241            --      1.30 - 1.95    25.37 - 26.19
  (Commenced 5/1/2006)            2006   144,971   10.28 - 10.35  1,496,069          2.14      1.30 - 2.25      2.81 - 3.46
MIST Met/AIM Capital Appreciation 2008    43,705     0.92 - 9.47    252,061          1.80      1.20 - 1.90 (43.73) - (43.33)
  Sub-Account                     2007    75,532    1.63 - 15.81    398,835          0.07      1.40 - 1.90     9.80 - 10.36
                                  2006    25,748    7.04 - 23.85    287,582          0.49      1.30 - 2.30      4.46 - 5.51
                                  2005    10,598    6.79 - 22.78     71,926          0.06      1.30 - 1.40      6.97 - 7.33
                                  2004    11,953    6.28 - 20.76     75,584            --      1.40 - 1.50      4.85 - 7.00
MIST BlackRock High Yield         2008   122,673   11.75 - 12.73  1,506,242          5.73      1.30 - 1.95 (25.63) - (24.95)
  Sub-Account                     2007    58,278   16.41 - 16.78    966,595          2.58      1.70 - 1.90      0.75 - 0.96
  (Commenced 11/7/2005)           2006     4,049   15.62 - 16.62     66,125            --      1.70 - 2.30      7.32 - 7.97
                                  2005        --              --         --            --               --               --
MIST Janus Forty Sub-Account      2008    28,273   78.49 - 85.85  2,309,828          4.45      1.55 - 1.90 (42.95) - (42.75)
  (Commenced 11/7/2005)           2007    10,267 137.59 - 149.97  1,470,259          0.07      1.55 - 1.90    28.00 - 28.45
                                  2006     1,236  97.82 - 120.96    141,582            --      1.40 - 2.30      0.74 - 1.65
                                  2005        --  97.10 - 119.00         --            --      1.40 - 2.30      6.14 - 6.29
MIST Pioneer Fund Sub-Account     2008    66,469   12.53 - 14.44    883,215          1.02      0.95 - 1.90 (34.11) - (33.47)
  (Commenced 11/7/2005)           2007    36,823   19.02 - 20.11    719,501          0.65      1.50 - 1.90      3.02 - 3.43
                                  2006    13,904   17.53 - 21.42    264,384          0.17      0.75 - 2.30    13.30 - 15.06
                                  2005        --   15.48 - 17.23         --            --      1.40 - 2.30      3.86 - 4.02
MIST Pioneer Strategic Income     2008   508,820   16.66 - 19.16  8,801,765          6.40      0.75 - 1.85 (12.38) - (11.41)
  Sub-Account                     2007   390,847   19.01 - 20.22  7,612,927          0.60      1.25 - 1.85      3.29 - 5.05
  (Commenced 11/7/2005)           2006   194,292   17.28 - 20.43  3,596,064          9.32      0.75 - 2.25      3.95 - 5.51
                                  2005        --   16.62 - 18.33         --            --      1.40 - 2.25      2.48 - 2.62
MIST Dreman Small Cap Value       2008   303,425    9.74 - 10.08  2,969,988          0.73      0.75 - 1.90 (26.63) - (25.19)
  Sub-Account                     2007   245,528   13.27 - 13.40  3,272,627            --      1.55 - 1.90   (2.85) - (2.50)
                                  2006    60,240   13.57 - 13.78    825,404          0.91      1.40 - 2.30    21.42 - 22.51
                                  2005        --            9.53         --            --             1.40             5.59
                                  2004     4,840           18.39     88,999          0.87             1.40            24.27
MIST BlackRock Large Cap Core     2008    63,708     7.01 - 7.20    454,220          0.50      1.65 - 1.90 (38.49) - (38.33)
  Sub-Account                     2007    36,871   11.39 - 11.67    425,769          0.89      1.65 - 1.90   (2.86) - (2.72)
  (Commenced 11/7/2005)           2006    12,560   10.53 - 11.40    139,840            --      1.40 - 2.30    11.66 - 12.66
MIST Rainier Large Cap Equity     2008   415,413     5.69 - 5.74  2,371,997            --      1.30 - 1.95 (42.93) - (42.56)
  Sub-Account                     2007    42,176     9.98 - 9.99    420,829          0.08      1.30 - 1.80   (0.23) - (0.14)
  (Commenced 11/12/2007)
MIST American Funds Balanced
  Allocation Sub-Account
  (Commenced 4/28/2008)           2008 3,473,919     6.99 - 7.02 24,318,302          6.70      1.30 - 1.95 (30.14) - (29.83)
MIST American Funds Bond
  Sub-Account
  (Commenced 4/28/2008)           2008   293,127     8.92 - 8.96  2,619,221         10.39      1.30 - 1.95 (10.81) - (10.41)

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       --------- ------------- ---------- ------------- ---------------- -------------------
MIST American Funds Growth
  Sub-Account
  (Commenced 4/28/2008)           2008   856,326   5.74 - 5.76  4,924,788          7.85      1.30 - 1.95 (42.62) - (42.36)
MIST American Funds Growth
  Allocation Sub-Account
  (Commenced 4/28/2008)           2008 3,827,807   6.34 - 6.37 24,301,779          8.65      1.15 - 1.95 (36.64) - (36.29)
MIST American Funds International
  Sub-Account
  (Commenced 4/28/2008)           2008   528,117   6.03 - 6.06  3,192,270         12.15      1.30 - 1.95 (39.68) - (39.41)
MIST American Funds Moderate
  Allocation Sub-Account
  (Commenced 4/28/2008)           2008 1,593,813   7.66 - 7.69 12,226,948          8.11      1.30 - 1.95 (23.43) - (23.09)
MIST Met/Templeton Growth
  Sub-Account
  (Commenced 4/28/2008)           2008     2,313   6.59 - 6.60     15,252          1.01      0.75 - 0.95 (34.10) - (34.01)
MIST Met/Franklin Mutual Shares
  Sub-Account
  (Commenced 4/28/2008)           2008   121,515   6.58 - 6.63    801,068          4.98      0.75 - 1.95 (34.25) - (33.70)
MIST Met/Franklin Templeton
  Founding Strategy Sub-Account
  (Commenced 4/28/2008)           2008 1,095,124   7.01 - 7.07  7,691,593          4.20      0.75 - 1.95 (29.93) - (29.35)
Russell Multi-Style Equity        2008     5,880          5.95     35,016          1.68             1.40           (41.40)
  Sub-Account                     2007    18,447         10.16    187,446          1.00             1.40             8.82
                                  2006    22,268          9.34    207,930          0.95             1.40            11.18
                                  2005    22,238          8.40    186,762          1.07             1.40             5.78
                                  2004    22,366          7.94    177,572          0.74             1.40             8.28
Russell Aggressive Equity         2008       555          8.09      4,489          0.70             1.40           (43.72)
  Sub-Account                     2007     2,547         14.38     36,634          0.35             1.40             1.97
                                  2006     3,030         14.10     42,724          0.19             1.40            13.20
                                  2005     3,032         12.46     37,769          0.18             1.40             4.89
                                  2004     3,046         11.88     36,173          3.79             1.40            13.13
Russell Non-U.S.                  2008     2,639          7.78     20,544            --             1.40           (43.22)
  Sub-Account                     2007     2,222         13.71     30,466          2.10             1.40             8.58
                                  2006     3,995         12.63     50,437          2.46             1.40            21.93
                                  2005     4,134         10.36     42,803          1.58             1.40            12.11
                                  2004     4,247          9.24     39,230          1.95             1.40            16.65
Russell Core Bond                 2008     4,134         13.71     56,669          4.34             1.40            (4.91)
  Sub-Account                     2007    19,474         14.42    280,763          5.10             1.40             5.74
                                  2006    21,347         13.63    291,052          4.51             1.40             2.28
                                  2005    21,169         13.33    282,187          3.57             1.40             0.60
                                  2004    20,979         13.25    277,989          4.28             1.40             3.21

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                         ------- ------------- ---------- ------------- ---------------- -------------------
Russell Real Estate Securities      2008     416         17.66      7,357          2.02             1.40           (37.57)
  Sub-Account                       2007   2,367         28.29     66,975          2.23             1.40           (17.03)
                                    2006   2,667         34.10     90,957          1.96             1.40            33.96
                                    2005   2,699         25.46     68,704          2.11             1.40            11.39
                                    2004   2,711         22.85     61,957          8.49             1.40            33.01
AIM V.I. International Growth       2008  54,308  7.59 - 18.26    908,185          0.80      1.10 - 1.50 (41.42) - (41.18)
  Sub-Account                       2007  19,177 12.91 - 30.15    403,640          0.55      1.30 - 1.50    12.70 - 13.08
                                    2006   6,542 11.27 - 26.70    156,979          1.15      1.30 - 1.50    25.98 - 26.23
                                    2005   5,955  9.03 - 21.15    103,706          0.96      1.30 - 1.40    15.96 - 16.29
                                    2004   5,177  7.76 - 18.21     40,188          0.65      1.30 - 1.40    17.97 - 22.28
AIM V.I. Global Real Estate         2008  17,685   5.23 - 5.28     93,156         31.65      1.10 - 1.50 (45.55) - (45.33)
  Sub-Account                       2007      --            --         --            --               --               --
  (Commenced 11/12/2007)
Putnam VT Growth and Income         2008  12,806  7.45 - 36.89    103,718          2.48      0.75 - 1.50 (39.61) - (39.16)
  Sub-Account                       2007  11,559 12.30 - 60.63    155,114          1.57      0.75 - 1.50   (7.45) - (6.74)
                                    2006  14,830 13.24 - 65.01    214,090          1.71      0.75 - 1.50    14.19 - 15.05
                                    2005  13,684 11.56 - 56.51    166,207          1.85      0.75 - 1.40      3.67 - 4.44
                                    2004  10,749 11.11 - 54.11    126,996          1.70      0.75 - 1.40      8.48 - 9.81
Putnam VT Equity Income             2008   7,046 11.18 - 11.59     80,878          1.71      0.75 - 1.40 (32.10) - (31.66)
  Sub-Account                       2007   4,854 16.47 - 16.96     81,660          1.48      0.75 - 1.40      1.75 - 2.41
                                    2006   4,947 16.11 - 16.56     81,532          1.04      0.75 - 1.50    17.08 - 17.96
                                    2005   3,446 13.76 - 14.04     48,196          1.07      0.75 - 1.50      3.94 - 4.72
                                    2004   4,758 12.24 - 13.40     63,406          0.12      0.75 - 1.50    10.20 - 10.75
Putnam VT Vista                     2008  19,610          3.71     72,736            --             1.40           (46.17)
  Sub-Account                       2007  36,098          6.89    248,740            --             1.40             2.62
                                    2006  64,173          6.71    430,897            --             1.40             4.26
                                    2005  76,454  6.44 - 15.65    492,386            --      1.30 - 1.40    10.48 - 10.92
                                    2004  72,122  5.81 - 11.60    418,750            --             1.40    16.95 - 17.25
FTVIPT Templeton Foreign Securities 2008 795,639  9.30 - 23.04 11,284,385          2.36      1.30 - 1.90 (41.51) - (41.07)
  Sub-Account                       2007 711,214 15.78 - 39.15 16,248,090          1.82      1.30 - 1.90    13.27 - 14.17
                                    2006 362,978 13.82 - 37.24  6,779,342          1.10      0.75 - 2.30    18.69 - 20.54
                                    2005  24,853 11.52 - 30.90    406,480          1.14      0.75 - 1.40      7.67 - 9.35
                                    2004  21,677 10.57 - 25.69    277,223          1.04      1.50 - 1.40    15.10 - 17.52
FTVIPT Templeton Growth Securities  2008  72,221 10.70 - 11.26    797,528          1.80      0.75 - 1.65 (43.27) - (42.76)
  Sub-Account                       2007  49,595 18.84 - 19.85    973,353          1.32      0.75 - 1.65      0.66 - 1.58
  (Commenced 11/7/2005)             2006  11,905 18.41 - 20.01    233,283          0.42      0.75 - 1.90    19.52 - 20.90
                                    2005      --            --         --            --               --               --
FTVIPT Templeton Global             2008  46,079 13.13 - 13.66    613,252          2.93      1.10 - 1.50      4.62 - 5.04
  Income Securties Sub-Account      2007      --            --         --            --               --               --
  (Commenced 2/20/2007)
FTVIPT Mutual Shares Securities     2008 109,075 14.57 - 15.57  1,616,209          3.26      1.10 - 1.65 (38.14) - (37.80)
  Sub-Account                       2007  92,870 23.55 - 23.94  2,197,713          1.37      1.50 - 1.65      1.78 - 1.93
  (Commenced 11/7/2005)             2006  25,799 22.56 - 23.73    598,870          0.72      1.40 - 1.90    16.16 - 16.74
                                    2005      --            --         --            --               --               --

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                         --------- ------------- ---------- ------------- ---------------- -------------------
FTVIPT Franklin Income Securities   2008   459,807 29.33 - 35.10 14,004,904          5.40      0.95 - 1.85 (30.95) - (30.32)
  Sub-Account                       2007   380,964 42.48 - 45.39 16,748,914          3.36      1.50 - 1.85      1.84 - 2.20
  (Commenced 11/7/2005)             2006   112,418 38.83 - 45.21  4,831,851          1.91      1.40 - 2.25    15.62 - 16.60
                                    2005        -- 33.28 - 38.78         --            --      1.40 - 2.25      0.82 - 0.96
FTVIPT Franklin Small Cap           2008    22,866   5.78 - 5.83    132,784          1.02      0.95 - 1.50 (34.02) - (33.65)
  Value Securities Sub-Account      2007        --            --         --            --               --               --
  (Commenced 2/20/2007)
Fidelity VIP Equity-Income          2008     3,252  8.88 - 35.52     32,800          2.36      1.40 - 1.50 (43.67) - (43.61)
  Sub-Account                       2007     3,241 15.74 - 63.05     57,301          1.36      1.40 - 1.50   (0.24) - (0.14)
                                    2006     3,262 15.76 - 65.81     57,938          3.01      1.30 - 1.50    18.15 - 18.38
                                    2005     3,059 53.50 - 55.59     46,565          1.32      1.30 - 1.50      4.00 - 4.21
                                    2004     2,930 12.80 - 51.44     37,502          2.18      1.50 - 1.40      9.05 - 9.68
Fidelity VIP Mid Cap                2008    63,464 23.92 - 25.28  1,543,057          0.27      1.10 - 1.65 (40.60) - (40.27)
  Sub-Account                       2007    31,629 40.27 - 40.82  1,277,778          0.51      1.50 - 1.65    13.44 - 13.61
  (Commenced 11/7/2005)             2006    10,070 34.80 - 35.93    359,419            --      1.50 - 1.90    10.29 - 10.73
                                    2005        --            --         --            --               --               --
Fidelity VIP Contrafund             2008   391,868 25.21 - 28.60 10,108,558          0.96      0.95 - 1.85 (43.67) - (43.16)
  Sub-Account                       2007   330,921 44.76 - 46.54 15,082,787          1.02      1.55 - 1.85    15.34 - 15.69
  (Commenced 11/7/2005)             2006   170,987 36.99 - 40.96  6,746,573          1.28      1.40 - 2.25     9.11 - 10.04
                                    2005        -- 37.22 - 33.90         --            --      1.40 - 2.25      4.82 - 4.97
MSF MetLife Stock Index             2008 1,910,760   8.18 - 8.56 16,018,073          1.66      1.30 - 1.95 (38.48) - (38.07)
  Sub-Account                       2007 1,498,764 13.29 - 13.82 20,352,656          0.77      1.30 - 1.95      2.94 - 3.61
                                    2006 1,255,895 12.91 - 13.34 16,505,258          1.59      1.30 - 1.95    12.97 - 13.70
                                    2005 1,070,187 11.43 - 11.73 12,415,191          1.26      1.30 - 1.95      2.37 - 3.03
                                    2004   885,194 11.17 - 11.39 10,001,094          0.53      1.30 - 1.95      8.14 - 8.85
MSF Julius Baer International Stock 2008    25,650 10.52 - 11.65    286,613          2.96      1.40 - 1.65 (45.16) - (45.02)
  Sub-Account                       2007    30,502 19.15 - 21.18    624,430          0.86      1.40 - 1.65      8.26 - 8.53
                                    2006    26,246 16.59 - 19.91    498,405          1.25      0.75 - 1.90    14.05 - 15.36
                                    2005    21,458 14.55 - 17.22    365,393          0.46      0.75 - 1.90    15.38 - 16.71
                                    2004    26,584 13.32 - 14.82    390,385          1.18      0.85 - 1.50    14.16 - 16.98
MSF BlackRock Bond Income           2008   117,368 41.61 - 54.34  5,077,642          4.74      0.75 - 1.90   (5.39) - (4.39)
  Sub-Account                       2007    93,145 43.98 - 56.83  4,221,029          2.07      0.75 - 1.90      4.12 - 5.23
  (Commenced 5/3/2004)              2006    17,516 38.47 - 54.01    777,311          1.91      0.75 - 2.30      1.90 - 3.36
                                    2005     1,827 41.32 - 52.26     83,096          3.04      0.75 - 1.80      0.34 - 1.39
                                    2004       380         47.26     17,962            --             1.40             4.39
MSF BlackRock Money Market          2008 5,413,169 10.40 - 11.42 57,731,501          2.46      0.75 - 1.95      0.61 - 1.83
  Sub-Account                       2007 2,524,096 10.34 - 10.78 26,671,133          4.74      1.30 - 1.95      2.78 - 3.61
  (Commenced 5/3/2004)              2006 2,096,094 10.06 - 10.78 21,477,637          4.48      0.75 - 1.95      2.54 - 3.77
                                    2005 1,164,088 19.81 - 10.39 11,615,345          2.86      0.75 - 1.95      0.69 - 1.49
                                    2004    17,035          9.91    168,867          1.04             1.40            (0.42)
MSF Davis Venture Value             2008 4,388,150  8.60 - 25.63 39,410,894          1.15      0.75 - 1.95 (40.63) - (39.91)
  Sub-Account                       2007 4,056,492 14.49 - 42.65 60,113,279          0.57      0.75 - 1.95      2.40 - 3.65
                                    2006 3,498,617 14.15 - 41.15 50,502,310          0.67      0.75 - 1.95    12.20 - 13.55
                                    2005 2,751,510 12.61 - 36.24 35,309,808          0.51      0.75 - 1.95      8.02 - 9.32
                                    2004 2,872,840 11.68 - 33.15 34,014,012          0.32      0.75 - 1.95      8.13 - 9.97

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        --------- ------------- ---------- ------------- ---------------- -------------------
MSF Harris Oakmark Focused Value   2008 1,096,469   8.44 - 8.85  9,489,131          0.04      1.30 - 1.95 (47.18) - (46.83)
  Sub-Account                      2007 1,073,234 15.98 - 16.65 17,528,467          0.33      1.30 - 1.95   (8.88) - (8.28)
                                   2006 1,040,267 17.53 - 18.16 18,595,465          0.09      1.30 - 1.95    10.01 - 10.73
                                   2005   980,663 15.94 - 16.40 15,888,971            --      1.30 - 1.95      7.60 - 8.29
                                   2004   956,965 14.81 - 15.14 14,368,392          1.06      1.30 - 1.95      7.53 - 8.23
MSF Jennison Growth                2008 1,875,682   7.86 - 8.20 15,052,257          2.12      1.30 - 1.95 (37.78) - (37.37)
  Sub-Account                      2007 1,605,864 12.63 - 13.09 20,659,520          0.18      1.30 - 1.95      9.23 - 9.94
                                   2006 1,396,542  5.09 - 13.84 16,385,508            --      0.75 - 1.95      0.55 - 1.76
                                   2005 1,062,311  5.07 - 11.50 12,356,023            --      1.30 - 1.95    11.35 - 11.52
                                   2004 1,231,304 10.33 - 10.50 12,830,144          0.01      1.30 - 1.95      6.83 - 7.53
MSF MFS Total Return               2008   201,206 10.11 - 40.51  6,737,770          3.43      0.75 - 1.90 (23.78) - (22.93)
  Sub-Account                      2007   193,867 13.21 - 52.56  8,493,936          1.76      0.75 - 1.90      2.20 - 3.34
                                   2006    86,321 12.87 - 50.86  3,659,208          3.11      0.75 - 2.30     9.43 - 11.10
                                   2005     3,672 39.80 - 45.78     98,175          0.98      0.75 - 1.50      1.32 - 2.08
                                   2004     2,306 39.28 - 44.85     33,535          2.94      0.75 - 1.50      8.66 - 9.20
MSF Capital Guardian U.S. Equity   2008    63,311   7.36 - 7.74    468,102          0.91      0.75 - 1.50 (41.30) - (40.85)
  Sub-Account                      2007    60,330 12.54 - 12.94    759,095          0.27      0.95 - 1.50   (1.81) - (1.27)
  (Commenced 11/22/2004)           2006    60,688 12.77 - 13.23    778,138          6.41      0.75 - 1.50      8.20 - 9.02
                                   2005    70,792  8.93 - 12.13    825,583          0.01      0.75 - 1.50      3.94 - 6.11
                                   2004    81,368  8.48 - 11.59    903,018          0.32      0.75 - 1.50     7.24 - 14.55
MSF Western Asset Management       2008     1,313 17.43 - 17.68     23,081          4.23      1.40 - 1.50 (16.49) - (16.40)
  Strategic Bond Opportunities     2007     1,361 20.87 - 21.15     28,639          4.07      1.40 - 1.50      2.15 - 2.25
  Sub-Account                      2006     3,696 20.43 - 22.38     76,321          4.69      0.75 - 1.50      3.27 - 4.04
  (Commenced 5/3/2004)             2005     3,670 19.78 - 21.51     73,297          2.94      0.75 - 1.50      1.04 - 1.80
                                   2004     3,629   19.58-19.98     71,700                      1.30-1.50        5.94-6.08
MSF Western Asset Management U.S.  2008   742,282 15.06 - 16.98 11,685,161          3.29      1.10 - 1.95   (2.46) - (1.62)
  Government Sub-Account           2007   335,818 15.43 - 16.93  5,410,492          2.37      1.25 - 1.95      2.01 - 2.68
  (Commenced 5/2/2005)             2006   192,698 14.50 - 16.38  3,025,855          1.09      1.30 - 2.30      1.56 - 2.58
                                   2005    13,519 14.28 - 15.96    210,149            --      1.30 - 2.30     (.70) - (.40)
MSF T. Rowe Price Small Cap Growth 2008    36,708   9.41 - 9.99    352,406            --      1.40 - 1.90 (37.52) - (37.21)
  Sub-Account                      2007     5,583 15.73 - 15.91     88,747            --      1.40 - 1.50      7.89 - 8.00
                                   2006     5,516 14.58 - 15.70     81,191            --      0.75 - 1.50      2.09 - 2.86
                                   2005     5,989 14.29 - 15.26     86,308            --      0.75 - 1.50      9.07 - 9.89
                                   2004     7,086 13.10 - 13.20     93,534            --      1.40 - 1.50      6.54 - 6.61
MSF T. Rowe Price                  2008    66,188   8.48 - 8.89    573,547          0.30      1.30 - 1.65 (42.95) - (42.68)
  Large Cap Growth Sub-Account     2007    73,525 15.07 - 15.51  1,115,693          0.18      1.30 - 1.50      7.56 - 7.94
  (Commenced 5/3/2004)             2006    69,795 14.01 - 14.89    984,473          0.10      0.75 - 1.50    11.21 - 12.04
                                   2005    28,908 12.60 - 55.40    366,191          0.35      0.75 - 1.50      4.75 - 5.54
                                   2004    18,267 12.03 - 53.20    220,989            --      0.85 - 1.50      7.96 - 8.29
MSF Franklin Templeton             2008    25,103   6.42 - 6.80    161,820            --      0.75 - 1.50 (42.19) - (41.75)
  Small Cap Growth Sub-Account     2007    23,791 11.10 - 11.25    264,777            --      1.30 - 1.50      2.75 - 2.96
  (Commenced 5/3/2004)             2006    26,486 10.62 - 10.93    286,973            --      1.30 - 1.80      7.77 - 8.31
                                   2005     1,742 18.17 - 19.26    187,981            --      1.30 - 1.80      2.06 - 3.14
                                   2004     1,190 18.04 - 18.21      3,449            --      1.40 - 1.50    12.43 - 12.58

116

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FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                         --------- ------------- ---------- ------------- ---------------- -------------------
MSF BlackRock Strategic Value       2008     1,092 12.17 - 12.38     13,394          0.23      1.30 - 1.50 (39.47) - (39.35)
  Sub-Account                       2007     1,138 20.10 - 20.41     23,041          0.06      1.30 - 1.50   (5.13) - (4.94)
  (Commenced 5/3/2004)              2006     1,028 20.78 - 22.25     21,908          0.10      0.75 - 1.80    14.37 - 15.57
                                    2005     1,742 18.17 - 19.25     32,325            --      0.75 - 1.80      2.06 - 3.14
                                    2004     1,190 18.04 - 18.21     21,552            --      1.30 - 1.50    12.43 - 12.58
MSF Oppenheimer Global Equity       2008    26,913 11.51 - 12.80    313,489          1.74      0.75 - 1.65 (41.53) - (41.00)
  Sub-Account                       2007    16,966 19.69 - 20.01    335,264          0.60      1.50 - 1.65      4.51 - 4.67
  (Commenced 5/2/2005)              2006     3,382 18.38 - 20.58     65,152          0.67      0.75 - 1.90    14.17 - 15.48
                                    2005       218 16.10 - 17.82      3,892            --      0.75 - 1.90    16.73 - 16.73
MSF FI Large Cap Sub-Account        2008    27,740   9.30 - 9.77    262,228            --      1.50 - 1.90 (45.86) - (45.64)
  (Commenced 5/1/2006)              2007    25,882 17.18 - 17.97    451,130          0.12      1.50 - 1.90      1.98 - 2.39
                                    2006     8,734 16.16 - 17.74    141,662          0.13      1.40 - 2.30      3.73 - 4.67
MSF FI Value Leaders Sub-Account    2008    25,904 12.63 - 13.27    333,263          1.65      1.50 - 1.90 (40.16) - (39.92)
  (Commenced 11/7/2005)             2007    14,443 21.11 - 22.08    312,933          0.75      1.50 - 1.90      2.12 - 2.53
                                    2006     9,168 19.83 - 21.76    193,937            --      1.40 - 2.30      7.04 - 8.00
                                    2005        --            --         --            --               --               --
MSF MetLife Aggressive Allocation   2008   153,264   7.39 - 7.47  1,139,292          0.52      1.55 - 1.85 (41.54) - (41.37)
  Sub-Account                       2007   100,537 12.64 - 12.74  1,275,413          0.05      1.55 - 1.85      1.37 - 1.67
  (Commenced 11/7/2005)             2006    39,044 12.39 - 12.57    487,913            --      1.40 - 2.25    11.82 - 12.78
                                    2005        --            --         --            --               --               --
MSF MetLife Conservative Allocation 2008   133,983   9.34 - 9.41  1,259,967          0.96      1.65 - 1.85 (15.96) - (15.79)
  Sub-Account                       2007    58,563         11.17    654,380            --             1.65             3.83
  (Commenced 11/7/2005)             2006    55,733 10.65 - 10.81    599,716            --      1.40 - 2.25      3.88 - 4.76
                                    2005        --            --         --            --               --               --
MSF MetLife Conservative to         2008   193,745   8.85 - 8.92  1,721,627          0.89      1.65 - 1.85 (23.04) - (22.88)
  Moderate Allocation Sub-Account   2007    86,095 11.50 - 11.56    993,288            --      1.65 - 1.85      2.88 - 3.09
  (Commenced 11/7/2005)             2006    13,244 11.10 - 11.26    148,388            --      1.40 - 2.25      6.08 - 6.98
                                    2005        --            --         --            --               --               --
MSF MetLife Moderate Allocation     2008 1,102,766   8.36 - 8.46  9,268,041          0.72      1.55 - 1.85 (29.95) - (29.73)
  Sub-Account                       2007   769,596 11.94 - 12.04  9,229,588          0.01      1.55 - 1.85      2.42 - 2.73
  (Commenced 11/7/2005)             2006   251,739 11.58 - 11.75  2,943,348            --      1.40 - 2.25      8.31 - 9.23
                                    2005        --            --         --            --               --               --
MSF MetLife Moderate to             2008   722,722   7.74 - 7.83  5,615,130          0.51      1.55 - 1.85 (36.31) - (36.12)
  Aggressive Allocation Sub-Account 2007   421,099 12.15 - 12.25  5,132,758          0.03      1.55 - 1.85      1.94 - 2.24
  (Commenced 11/7/2005)             2006   218,070 11.84 - 12.01  2,604,858            --      1.40 - 2.25     9.59 - 10.53
                                    2005        --            --         --            --               --               --
MSF MFS Value Sub-Account           2008   153,826 10.86 - 11.93  1,701,329          1.75      0.75 - 1.90 (33.80) - (30.01)
  (Commenced 11/7/2005)             2007   114,399 16.40 - 17.03  1,909,054            --      1.50 - 1.90      5.60 - 6.03
                                    2006    25,279 15.02 - 16.20    399,200          2.72      1.40 - 2.30    18.58 - 19.65
                                    2005        -- 12.66 - 13.54         --            --      1.40 - 2.30      2.54 - 2.71
MSF Met/Dimensional
  International Small Company
  Sub-Account
  (Commenced 11/10/2008)            2008     5,465 10.13 - 10.14     55,367            --      1.30 - 1.75      0.65 - 0.71

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS     HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       ------- --------------- ---------- ------------- ---------------- -------------------
PIMCO VIT High Yield              2008   8,385   10.80 - 11.06     91,023          7.83      1.30 - 1.50 (24.65) - (24.50)
  Sub-Account                     2007   8,976   14.32 - 14.64    129,266          6.93      1.30 - 1.50      1.96 - 2.16
                                  2006   9,739   14.03 - 14.33    137,505          6.91      1.30 - 1.50      7.49 - 7.70
                                  2005   5,517   13.11 - 13.31     72,246          6.23      1.30 - 1.50      2.58 - 2.78
                                  2004   1,204   12.78 - 12.95     15,291          7.44      1.30 - 1.50      8.34 - 8.48
PIMCO VIT Low Duration            2008  12,236   12.79 - 12.89    157,346          4.07      1.40 - 1.50   (1.90) - (1.81)
  Sub-Account                     2007   9,002   13.04 - 13.13    117,864          4.76      1.40 - 1.50      5.77 - 5.87
                                  2006   9,448   12.33 - 12.53    116,910          4.20      1.30 - 1.50      2.43 - 2.64
                                  2005   8,448   12.04 - 12.21    102,017          2.81      1.30 - 1.50   (0.49) - (0.29)
                                  2004   7,965   12.10 - 12.24     96,599          1.86      1.30 - 1.50      0.51 - 0.64
Pioneer VCT Mid Cap Value         2008  36,146   21.14 - 22.82    775,931          0.88      1.10 - 1.65 (34.85) - (34.49)
  Sub-Account                     2007  26,303   32.45 - 33.08    859,209          0.55      1.50 - 1.65      3.61 - 3.77
  (Commenced 11/7/2005)           2006   6,585   30.41 - 31.88    208,127            --      1.50 - 1.90    10.16 - 10.60
                                  2005      --              --         --            --               --               --
American Funds Bond
  Sub-Account
  (Commenced 4/28/2008)           2008 109,249   13.76 - 14.68  1,557,543         10.52      1.10 - 1.65 (10.84) - (10.34)
American Funds Global Growth      2008 859,773   16.81 - 19.22 14,802,920          2.05      0.75 - 1.90 (39.55) - (38.85)
  Sub-Account                     2007 623,978   27.80 - 30.77 17,713,054          3.27      0.95 - 1.90    12.68 - 13.76
  (Commenced 11/7/2005)           2006 209,756   23.74 - 27.58  5,285,664          0.56      0.75 - 2.30    17.70 - 19.53
                                  2005      --              --         --            --               --               --
American Funds Growth-Income      2008 233,938   64.95 - 82.29 15,993,876          1.92      0.95 - 1.90 (39.02) - (38.44)
  Sub-Account                     2007 177,704 106.51 - 117.20 19,825,012          1.99      1.50 - 1.90      3.06 - 3.47
  (Commenced 11/7/2005)           2006  67,192  94.31 - 115.89  7,256,377          2.61      1.40 - 2.30    12.59 - 13.61
                                  2005      --  83.76 - 102.01         --            --      1.40 - 2.30      4.51 - 4.66
American Funds Growth             2008 245,411  86.15 - 114.72 22,343,828          0.95      0.75 - 1.90 (45.03) - (44.39)
  Sub-Account                     2007 166,443 156.72 - 172.44 27,274,788          1.01      1.50 - 1.90    10.22 - 10.67
  (Commenced 11/7/2005)           2006  65,239 129.74 - 159.43  9,695,716          1.35      1.40 - 2.30      7.72 - 8.69
                                  2005      --              --         --            --               --               --
American Funds Global Small       2008  34,506   15.77 - 17.36    562,980            --      0.75 - 1.65 (54.29) - (53.87)
  Capitalization Sub-Account      2007      --              --         --            --               --               --
  (Commenced 2/20/2007)
UIF Equity and Income Sub-Account 2008 366,355   11.50 - 11.97  4,239,538          2.49      0.95 - 1.65 (23.95) - (23.41)
  (Commenced 11/7/2005)           2007 314,456   15.12 - 15.23  4,764,594          2.28      1.50 - 1.65      1.66 - 1.81
                                  2006 103,030   14.74 - 14.96  1,534,867          0.41      1.50 - 1.90    10.46 - 10.91
                                  2005      --              --         --            --               --               --
UIF U.S Mid Cap Value Sub-Account 2008  18,522     6.34 - 6.39    117,795          0.81      1.10 - 1.50 (42.30) - (42.06)
  (Commenced 2/20/2007)           2007      --              --         --            --               --               --
UIF U.S. Real Estate              2008 107,050   14.92 - 29.65  1,744,382          3.49      1.10 - 1.65 (38.92) - (38.58)
  Sub-Account                     2007  85,204   24.42 - 24.67  2,085,160          2.12      1.50 - 1.65 (18.44) - (18.31)
  (Commenced 11/7/2005)           2006  23,991   29.52 - 30.20    719,688          0.14      1.50 - 1.90    35.46 - 36.00
                                  2005      --              --         --            --               --               --
Van Kampen LIT Comstock           2008 163,645    9.30 - 10.18  1,541,991          2.04      0.95 - 1.65 (36.86) - (36.41)
  Sub-Account                     2007 125,178   14.73 - 14.89  1,849,855          0.90      1.50 - 1.65   (3.94) - (3.79)
  (Commenced 11/7/2005)           2006  29,778   15.09 - 15.48    457,327            --      1.50 - 1.90    13.87 - 14.32

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                  LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      ------- ------------- ---------- ------------- ---------------- -------------------
Van Kampen LIT Growth and Income 2008 178,352  9.45 - 18.34  2,079,324          1.49      0.95 - 1.65 (33.32) - (32.85)
  Sub-Account                    2007 109,554 14.18 - 14.33  1,559,237          0.84      1.50 - 1.65      0.84 - 0.99
  (Commenced 11/7/2005)          2006  35,031 13.84 - 14.19    494,446            --      1.50 - 1.90    13.80 - 14.25
                                 2005      -- 12.16 - 12.42         --            --      1.50 - 1.90      2.34 - 2.41
LMPVET Small Cap Growth          2008 113,589  8.19 - 10.28    962,401            --      1.10 - 1.90 (41.83) - (41.36)
  Sub-Account                    2007 104,212 14.09 - 14.41  1,480,386            --      1.50 - 1.90      7.93 - 8.36
  (Commenced 11/7/2005)          2006  82,352 12.81 - 13.36  1,083,366            --      1.40 - 2.30    10.21 - 11.20
                                 2005      --            --         --            --               --               --
LMPVET Investors Sub-Account     2008  79,048 10.50 - 10.97    847,551          2.23      1.50 - 1.90 (36.84) - (36.59)
  (Commenced 11/7/2005)          2007  21,114 16.63 - 17.30    357,828          1.65      1.50 - 1.90    (5.25) - 2.19
                                 2006   8,665 15.74 - 17.05    142,619          2.94      1.40 - 2.30    15.58 - 16.62
                                 2005      --            --         --            --               --               --
LMPVET Equity Index Sub-Account  2008 173,954  6.27 - 17.90  2,920,332          1.96      1.55 - 2.90 (39.14) - (38.46)
  (Commenced 11/7/2005)          2007 188,163 10.22 - 29.42  5,216,753          2.23      1.55 - 2.90      2.17 - 3.30
                                 2006 110,285  9.61 - 28.80  2,930,755          2.72      1.40 - 2.90    12.11 - 13.52
                                 2005      --            --         --            --               --               --
LMPVET Fundamental Value         2008 174,312 20.62 - 23.70  3,758,198          1.83      0.95 - 1.90 (37.78) - (37.18)
  Sub-Account                    2007 151,388 33.14 - 35.06  5,189,168          1.65      1.50 - 1.90   (0.65) - (0.25)
  (Commenced 11/7/2005)          2006  63,532 31.66 - 35.61  2,183,111          3.56      1.40 - 2.30    14.15 - 15.18
                                 2005      --            --         --            --               --               --
LMPVET Appreciation Sub-Account  2008 193,892 11.28 - 25.50  4,381,445          1.49      0.95 - 1.90 (30.77) - (29.98)
  (Commenced 11/7/2005)          2007 154,202 31.59 - 33.71  4,934,030          1.44      1.50 - 1.90      6.37 - 6.80
                                 2006  50,231 27.95 - 32.05  1,549,906          2.55      1.40 - 2.30    12.19 - 13.21
                                 2005      --            --         --            --               --               --
LMPVET Aggressive Growth         2008 866,787   7.78 - 8.89  6,880,616            --      1.10 - 1.90 (41.53) - (41.06)
  Sub-Account                    2007 777,004 13.31 - 13.62 10,475,283            --      1.50 - 1.90   (0.42) - (0.01)
  (Commenced 11/7/2005)          2006 402,453 13.12 - 13.68  5,435,477            --      1.40 - 2.30      6.32 - 7.28
                                 2005      --            --         --            --               --               --
LMPVET Large Cap Growth          2008  34,369   8.63 - 9.01    303,205          0.28      1.50 - 1.90 (38.48) - (38.23)
  Sub-Account                    2007  34,871 14.02 - 14.58    498,459          0.07      1.50 - 1.90      3.31 - 3.73
  (Commenced 11/7/2005)          2006  11,283 13.11 - 14.18    154,919          0.34      1.40 - 2.30      2.22 - 3.15
                                 2005      --            --         --            --               --               --
LMPVET Social Awareness          2008     344 21.50 - 22.41      7,645          1.97      1.50 - 1.75 (26.50) - (26.32)
  Sub-Account                    2007     351 29.71 - 30.42     10,573          1.55      1.50 - 1.65      9.07 - 9.24
  (Commenced 11/7/2005)          2006     260 26.26 - 27.85      7,217          0.57      1.50 - 1.90      5.67 - 6.09
                                 2005      --            --         --            --               --               --
LMPVET Capital and Income        2008 540,604   7.82 - 9.92  4,958,838          1.03      0.95 - 1.85 (36.16) - (35.58)
  Sub-Account                    2007 491,630 14.69 - 14.97  6,949,079          1.71      1.50 - 1.85      3.41 - 3.78
  (Commenced 11/7/2005)          2006 147,857 14.18 - 14.70  2,137,211          2.95      1.40 - 2.25     9.67 - 10.61
                                 2005      --            --         --            --               --               --
LMPVET Capital Sub-Account       2008  72,670   9.34 - 9.58    685,416          0.05      1.50 - 1.90 (43.23) - (43.00)
  (Commenced 11/7/2005)          2007  90,858 16.46 - 16.89  1,508,688          0.58      1.50 - 1.90    (0.08) - 0.32
                                 2006  30,227 16.19 - 16.82    502,782          1.11      1.40 - 2.30    11.04 - 12.04
                                 2005      --            --         --            --               --               --

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF FIRST METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

6. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       --------- ------------- ---------- ------------- ---------------- -------------------
LMPVET Global Equity              2008    97,929 10.52 - 10.76  1,039,940          0.08      1.50 - 1.85 (42.40) - (42.19)
  Sub-Account                     2007    92,419 18.27 - 18.61  1,702,253          0.64      1.50 - 1.85      2.98 - 3.34
  (Commenced 11/7/2005)           2006    59,137 17.41 - 18.08  1,057,125          1.54      1.40 - 2.30    12.59 - 13.60
                                  2005        --            --         --            --               --               --
LMPVET Dividend Strategy          2008    57,114   6.81 - 7.07    396,434          3.06      1.50 - 1.90 (29.93) - (29.65)
  Sub-Account                     2007    54,511  9.72 - 10.05    539,240          3.17      1.50 - 1.90      4.44 - 4.86
  (Commenced 11/7/2005)           2006    14,850   9.04 - 9.59    140,785          4.29      1.50 - 2.30    15.26 - 16.18
                                  2005        --            --         --            --               --               --
LMPVET Lifestyle Allocation 50%   2008    51,774 11.35 - 11.55    594,061          3.39      1.50 - 1.65 (28.53) - (28.42)
  Sub-Account                     2007    56,674 15.88 - 16.14    908,688          5.01      1.50 - 1.65      1.51 - 1.67
  (Commenced 11/7/2005)           2006    13,022 15.26 - 15.88    205,596          5.52      1.50 - 1.90      6.19 - 6.61
                                  2005        --            --         --            --               --               --
LMPVET Lifestyle Allocation 70%   2008    25,139   9.67 - 9.84    243,783          2.77      1.50 - 1.65 (33.87) - (33.77)
  Sub-Account                     2007    19,241 14.62 - 14.86    282,073          6.89      1.50 - 1.65      2.13 - 2.28
  (Commenced 11/7/2005)           2006       351 13.97 - 14.53      5,108          2.21      1.50 - 1.90      6.81 - 7.24
                                  2005        --            --         --            --               --               --
LMPVET Lifestyle Allocation 85%   2008    29,209   9.36 - 9.70    277,173          2.59      1.35 - 1.65 (38.44) - (38.26)
  Sub-Account                     2007    10,133 15.21 - 15.46    154,963          6.84      1.50 - 1.65      1.66 - 1.82
  (Commenced 11/7/2005)           2006        93 14.59 - 15.18      1,419          0.99      1.50 - 1.90      7.41 - 7.84
                                  2005        --            --         --            --               --               --
LMPVIT Global High Yield Bond     2008   269,405 10.66 - 11.80  2,965,293         11.37      0.95 - 1.90 (32.13) - (31.48)
  Sub-Account                     2007   230,195 15.71 - 16.73  3,701,261         10.61      1.25 - 1.90   (5.14) - (1.56)
  (Commenced 11/7/2005)           2006    77,538 15.48 - 16.73  1,265,029         11.37      1.40 - 2.30      8.13 - 9.11
                                  2005        --            --         --            --               --               --
LMPVIT Adjustable Rate Income     2008    51,320   7.83 - 7.98    404,525          5.31      1.50 - 1.85 (22.63) - (22.35)
  Sub-Account                     2007    49,988 10.12 - 10.28    508,595          9.03      1.50 - 1.85   (0.51) - (0.16)
  (Commenced 11/7/2005)           2006    11,506 10.04 - 10.33    117,357          9.45      1.40 - 2.25      1.79 - 2.66
                                  2005        --            --         --            --               --               --
LMPVIT Money Market Sub-Account   2008 1,644,399 12.99 - 14.84 22,329,431          2.36      0.95 - 1.90      0.67 - 1.63
  (Commenced 11/7/2005)           2007   686,199 12.91 - 14.02  9,190,782          4.77      1.25 - 1.95      0.56 - 3.34
                                  2006   340,316 11.93 - 13.35  4,420,529          3.31      1.40 - 2.30      2.26 - 3.18
                                  2005        --            --         --            --               --               --
Oppenheimer Main Street Small Cap 2008    51,363 10.29 - 10.60    535,777          0.10      1.10 - 1.50 (38.93) - (38.68)
  Sub-Account                     2007        --            --         --            --               --               --
  (Commenced 2/20/2007)

(1) The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests.

(3) These amounts represent the annualized contract expenses of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

FIRST METLIFE INVESTORS INSURANCE COMPANY
(a wholly-owned subsidiary of MetLife, Inc.)

Financial Statements

for the Years Ended December 31, 2008, 2007 and 2006 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of First MetLife Investors Insurance
Company:

     We have audited the accompanying balance sheets of First MetLife Investors Insurance Company (the "Company") as of December 31, 2008 and 2007, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of First MetLife Investors Insurance Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 14, 2009

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007

                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                             2008         2007
                                                          ----------   ----------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $247,837 and
     $117,220, respectively)............................  $  244,417   $  115,779
  Mortgage loans on real estate.........................      19,746       14,929
  Short-term investments................................      30,412        9,644
                                                          ----------   ----------
     Total investments..................................     294,575      140,352
Cash and cash equivalents...............................     157,398       40,175
Accrued investment income...............................       2,279        1,416
Premiums and other receivables..........................     966,952      554,256
Deferred policy acquisition costs and value of business
  acquired..............................................      95,085      108,842
Current income tax recoverable..........................      23,680        9,715
Other assets............................................      57,955       57,379
Separate account assets.................................   1,497,846    1,812,733
                                                          ----------   ----------
     Total assets.......................................  $3,095,770   $2,724,868
                                                          ==========   ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits................................  $   72,706   $   30,435
  Policyholder account balances.........................     957,894      639,417
  Other policyholder funds..............................       4,479        3,463
  Deferred income tax liability.........................      78,246       30,531
  Other liabilities.....................................     131,994        6,268
  Separate account liabilities..........................   1,497,846    1,812,733
                                                          ----------   ----------
     Total liabilities..................................   2,743,165    2,522,847
                                                          ----------   ----------
CONTINGENCIES AND GUARANTEES (NOTE 8)

STOCKHOLDER'S EQUITY:
Common stock, par value $10 per share; 200,000 shares
  authorized, issued and outstanding....................       2,000        2,000
Additional paid-in capital..............................     269,819      169,819
Retained earnings.......................................      83,009       31,066
Accumulated other comprehensive income (loss)...........      (2,223)        (864)
                                                          ----------   ----------
     Total stockholder's equity.........................     352,605      202,021
                                                          ----------   ----------
     Total liabilities and stockholder's equity.........  $3,095,770   $2,724,868
                                                          ==========   ==========




               See accompanying notes to the financial statements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                 (IN THOUSANDS)

                                                          2008       2007       2006
                                                        --------   --------   -------
REVENUES
Premiums..............................................  $ 28,530   $ 19,883   $ 9,102
Universal life and investment-type product policy
  fees................................................    37,141     32,111    19,249
Net investment income.................................     9,680      7,790     9,606
Other revenues........................................    24,128     24,917    24,453
Net investment gains (losses).........................   115,277     18,019    (6,447)
                                                        --------   --------   -------
  Total revenues......................................   214,756    102,720    55,963
                                                        --------   --------   -------
EXPENSES
Policyholder benefits and claims......................    39,351     18,505     9,095
Interest credited to policyholder account balances....    25,082     26,091    31,372
Other expenses........................................    72,681     38,703     9,093
                                                        --------   --------   -------
  Total expenses......................................   137,114     83,299    49,560
                                                        --------   --------   -------
Income before provision for income tax................    77,642     19,421     6,403
Provision for income tax..............................    25,699      5,282     1,618
                                                        --------   --------   -------
Net income............................................  $ 51,943   $ 14,139   $ 4,785
                                                        ========   ========   =======




               See accompanying notes to the financial statements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                 (IN THOUSANDS)

                                                                         ACCUMULATED
                                                ADDITIONAL                  OTHER
                                       COMMON     PAID-IN    RETAINED   COMPREHENSIVE
                                        STOCK     CAPITAL    EARNINGS   INCOME (LOSS)     TOTAL
                                       ------   ----------   --------   -------------   --------
Balance at January 1, 2006...........  $2,000    $ 70,921     $12,140         $   246   $ 85,307
Capital contribution from MetLife,
  Inc. (Note 9)......................              30,000                                 30,000
Capital contribution of intangible
  asset from MetLife, Inc. (Note 9)..              18,898                                 18,898
Comprehensive income:
  Net income.........................                           4,785                      4,785
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                             106        106
                                                                                        --------
     Other comprehensive income
       (loss)........................                                                        106
                                                                                        --------
  Comprehensive income...............                                                      4,891
                                       ------    --------     -------         -------   --------
Balance at December 31, 2006.........   2,000     119,819      16,925             352    139,096
Cumulative effect of a change in
  accounting principle, net of income
  tax (Note 1).......................                               2                          2
                                       ------    --------     -------         -------   --------
Balance at January 1, 2007...........   2,000     119,819      16,927             352    139,098
Capital contribution from MetLife,
  Inc. (Note 9)......................              50,000                                 50,000
Comprehensive income:
  Net income.........................                          14,139                     14,139
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                          (1,216)    (1,216)
                                                                                        --------
     Other comprehensive income
       (loss)........................                                                     (1,216)
                                                                                        --------
  Comprehensive income...............                                                     12,923
                                       ------    --------     -------         -------   --------
Balance at December 31, 2007.........   2,000     169,819      31,066            (864)   202,021
Capital contribution from MetLife,
  Inc. (Note 9)......................             100,000                                100,000
Comprehensive income:
  Net income.........................                          51,943                     51,943
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                          (1,359)    (1,359)
                                                                                        --------
     Other comprehensive income
       (loss)........................                                                     (1,359)
                                                                                        --------
  Comprehensive income...............                                                     50,584
                                       ------    --------     -------         -------   --------
Balance at December 31, 2008.........  $2,000    $269,819     $83,009         $(2,223)  $352,605
                                       ======    ========     =======         =======   ========




               See accompanying notes to the financial statements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                 (IN THOUSANDS)


                                                         2008        2007        2006
                                                      ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..........................................  $  51,943   $  14,139   $   4,785
Adjustments to reconcile net income to net cash
  (used in) provided by operating activities:
     Depreciation and amortization expenses.........        471         279          13
     Amortization of premiums and accretion of
       discounts associated with investments, net...         48          48         118
     (Gains) losses from sales of investments, net..   (115,277)    (18,019)      6,448
     Interest credited to policyholder account
       balances.....................................     25,082      26,091      31,372
     Universal life and investment-type product
       policy fees..................................    (37,141)    (32,111)    (19,249)
     Change in accrued investment income............       (863)        (59)        620
     Change in premiums and other receivables.......   (282,799)     88,120     (50,127)
     Change in deferred policy acquisition costs,
       net..........................................     13,646     (27,671)    (39,860)
     Change in insurance-related liabilities........     43,207      18,300       8,329
     Change in income tax payable...................     34,482      21,504       2,234
     Change in other assets.........................     23,695      25,439      15,571
     Change in other liabilities....................    125,726      (9,250)      7,455
                                                      ---------   ---------   ---------
Net cash (used in) provided by operating
  activities........................................   (117,780)    106,810     (32,291)
                                                      ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities......................     35,676      26,984     161,929
     Mortgage loans on real estate..................        154       1,619         998
  Purchases of:
     Fixed maturity securities......................   (168,181)    (39,713)   (101,092)
     Mortgage loans on real estate..................     (4,968)     (2,248)     (7,454)
  Net change in short-term investments..............    (20,765)      4,498      (7,497)
  Other, net........................................     (3,210)        370         (79)
                                                      ---------   ---------   ---------
Net cash (used in) provided by investing
  activities........................................   (161,294)     (8,490)     46,805
                                                      ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.......................................    471,235     629,401     638,698
     Withdrawals....................................   (174,938)   (767,188)   (659,877)
  Capital contribution from MetLife, Inc. ..........    100,000      50,000      30,000
                                                      ---------   ---------   ---------
Net cash provided by (used in) financing
  activities........................................    396,297     (87,787)      8,821
                                                      ---------   ---------   ---------
Change in cash and cash equivalents.................    117,223      10,533      23,335
Cash and cash equivalents, beginning of year........     40,175      29,642       6,307
                                                      ---------   ---------   ---------
CASH AND CASH EQUIVALENTS, END OF YEAR..............  $ 157,398   $  40,175   $  29,642
                                                      =========   =========   =========
Supplemental disclosures of cash flow information:
  Net cash refunded during the year for:
     Income tax.....................................  $  (8,783)  $ (15,893)  $      --
                                                      =========   =========   =========
  Non-cash transactions during the year:
     Contribution of intangible asset from MetLife,
       Inc., net of deferred income tax (Note 9)....  $      --   $      --   $  18,898
                                                      =========   =========   =========




               See accompanying notes to the financial statements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        NOTES TO THE FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     First MetLife Investors Insurance Company (the "Company"), a New York domiciled life insurance company, is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company markets and administers traditional life, universal life, variable annuity and fixed annuity products. The Company is licensed to do business in the state of New York. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders.

  BASIS OF PRESENTATION

     Certain amounts in the prior years' financial statements have been reclassified to conform with the 2008 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii) investment impairments;

          (iii) the recognition of income on certain investments;

          (iv) the existence and estimated fair value of embedded derivatives requiring bifurcation;

          (v) the estimated fair value of and accounting for derivatives;

          (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vii) the liability for future policyholder benefits;

          (viii) accounting for income taxes and the valuation of deferred tax assets;

          (ix) accounting for reinsurance transactions; and

          (x) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's balance sheets. In addition, the footnotes to the financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157,

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     The Company's principal investments are in fixed maturity securities, mortgage loans on real estate and short-term investments. The accounting policies related to each are as follows:

          Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. See also Note 2.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost: (ii) the potential for impairments of securities

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


     when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
     (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost (See also Note 2); (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments and the recognition of income on certain investments. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the financial statements.

          When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or
(ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. The Company had no fair value hedges during the years ended December 31, 2008, 2007 and 2006.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. The Company had no cash flow hedges during the years ended December 31, 2008, 2007 and 2006.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions, agency and policy issuance expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements" effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. The VODA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other assets. Each year the Company reviews VODA to determine the recoverability of these balances.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit's goodwill exceeds its estimated fair value, there is an indication of impairment and the implied fair value of the goodwill is determined in the same manner as the amount of goodwill would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair value of the reporting unit is determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model.

     Management applies significant judgment when determining the estimated fair value of the reporting unit. The valuation methodologies utilized are subject to key assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting unit could result in goodwill impairments in future periods.

     Management concluded it was appropriate to perform an interim goodwill impairment test at December 31, 2008. Based upon the tests performed, management concluded no impairment of goodwill had occurred at December 31, 2008. Additionally, the Company recognized no impairments of goodwill during the years ended December 31, 2007 and 2006. Goodwill was $177 thousand at both December 31, 2008 and 2007.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities are approximately 5%.

     Future policy benefit liabilities for individual traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 5% to 8%.

     The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefit riders. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and
(ii) credited interest, ranging from 3% to 12%, less expenses, mortality charges, and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities and premiums received in advance.

     The liability for policy and contract claims generally relates to incurred but not reported death claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of the embedded derivative.

  Other Revenues

     Other revenues primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance treaties. Such fees are recognized in the period in which services are performed.

  Income Taxes

     The Company joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 7) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements" the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid, and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Litigation Contingencies

     The Company is a party to legal actions and is involved in regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's net income or cash flows.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include actively traded mutual funds. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157, which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $4,200 thousand ($2,730 thousand, net of income tax) and was recognized as a change in estimate in the accompanying statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income
(loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's net income in future periods. Note 11 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009 and impacts balance sheet items including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets.

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's financial statements.

  Investments

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34 ("FIN 45"), to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company was not required to provide any additional disclosures in its financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

          (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

          (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

          (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

          (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's financial statements.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $2 thousand decrease in the liability for unrecognized tax benefits and a corresponding increase to the January 1, 2007 balance of retained earnings. Upon adoption of FIN 48, the Company did not have any unrecognized tax benefits. See also Note 7.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed. The adoption of SOP 05-1 and the related TPAs did not have an impact on the Company's financial statements.

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities at January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r) and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future annual periods.

  Other Pronouncements

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its financial statements.

2.  INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity securities, and the percentage that each sector represents by the respective total holdings at:

                                                            DECEMBER 31, 2008
                                           --------------------------------------------------
                                                        GROSS UNREALIZED
                                           AMORTIZED   -----------------    ESTIMATED    % OF
                                              COST       GAIN      LOSS    FAIR VALUE   TOTAL
                                           ---------   -------   -------   ----------   -----
                                                             (IN THOUSANDS)
U.S. Treasury/agency securities..........   $115,118   $10,738   $   409    $125,447     51.3%
U.S. corporate securities................     69,472     2,209     5,864      65,817     27.0
Residential mortgage-backed securities...     37,550       793     6,504      31,839     13.0
Commercial mortgage-backed securities....     10,348        --       586       9,762      4.0
Foreign corporate securities.............     12,825        18     3,215       9,628      3.9
Asset-backed securities..................      1,983        --       670       1,313      0.5
Foreign government securities............        541        82        12         611      0.3
                                            --------   -------   -------    --------    -----
  Total fixed maturity securities (1)....   $247,837   $13,840   $17,260    $244,417    100.0%
                                            ========   =======   =======    ========    =====




                                                             DECEMBER 31, 2007
                                             ------------------------------------------------
                                                              GROSS
                                                            UNREALIZED
                                             AMORTIZED   ---------------    ESTIMATED    % OF
                                                COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                             ---------   ------   ------   ----------   -----
                                                              (IN THOUSANDS)
U.S. Treasury/agency securities............   $ 23,390   $  443   $   --    $ 23,833     20.5%
U.S. corporate securities..................     47,405      228      799      46,834     40.4
Residential mortgage-backed securities.....     21,900       44    1,015      20,929     18.1
Commercial mortgage-backed securities......     10,899       56        4      10,951      9.5
Foreign corporate securities...............     12,763      113      650      12,226     10.6
Foreign government securities..............        863      143       --       1,006      0.9
                                              --------   ------   ------    --------    -----
  Total fixed maturity securities (1)......   $117,220   $1,027   $2,468    $115,779    100.0%
                                              ========   ======   ======    ========    =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

       punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $3,392 thousand and $6,075 thousand, respectively.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $4,721 thousand and $6,085 thousand at December 31, 2008 and 2007, respectively. These securities had net unrealized losses of $1,018 thousand and $4 thousand at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. There were no non-income producing fixed maturity securities at both December 31, 2008 and 2007.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. There were no fixed maturity securities credit enhanced by financial guarantee insurers at December 31, 2008.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. At December 31, 2008 and 2007, the Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $125,447 thousand and $23,833 thousand, respectively. As shown in the sector table above, at December 31, 2008 the Company's three largest exposures in its fixed maturity security portfolio were U.S. Treasury/agency securities (51.3%), U.S. corporate fixed maturity securities (27.0%), and residential mortgage-backed securities (13.0%); and at December 31, 2007 were U.S. corporate fixed maturity securities (40.4%),U.S. Treasury/agency securities (20.5%), and residential mortgage-backed securities (18.1%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $75,445 thousand and $59,060 thousand, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. At December 31, 2008, the portfolio does not have exposure to any single issuer in excess of 1% of cash and total invested assets. At December 31, 2007, the top ten holdings were each in excess of 1% of cash and total invested assets. The exposure to the largest single issuer of corporate fixed maturity securities held at December 31, 2008 and 2007 was $3,023 thousand and $3,012 thousand, respectively. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $23,680 thousand and $24,325 thousand, respectively,

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


the total of these ten issuers being less than 6% and 14% of the Company's cash and total invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN THOUSANDS)
Consumer....................................    $23,292     30.9%    $15,385     26.1%
Utility.....................................     17,076     22.6       8,648     14.6
Industrial..................................     13,986     18.5       8,805     14.9
Foreign (1).................................      9,628     12.8      12,226     20.7
Finance.....................................      7,608     10.1       9,778     16.6
Communications..............................      3,855      5.1       4,218      7.1
                                                -------    -----     -------    -----
  Total.....................................    $75,445    100.0%    $59,060    100.0%
                                                =======    =====     =======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN THOUSANDS)
Residential mortgage-backed securities:
  Pass-through securities...................    $18,033     56.6%    $ 1,705      8.1%
  Collateralized mortgage obligations.......     13,806     43.4      19,224     91.9
                                                -------    -----     -------    -----
Total residential mortgage-backed
  securities................................    $31,839    100.0%    $20,929    100.0%
                                                =======    =====     =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency and prime securities of 66% and 34% of the total holdings, respectively. At December 31, 2008 and 2007, $31,839 thousand and $20,929 thousand, respectively, or 100% for both of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. There were no Alt-A residential mortgage-backed securities held at both December 31, 2008 and 2007.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $9,762 thousand and $10,951 thousand, respectively, at estimated fair value. At both December 31, 2008 and 2007, all of the estimated fair value of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, 100% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities or commercial real estate collateralized debt obligation securities.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Asset-Backed Securities. At December 31, 2008, the Company's holdings in asset-backed securities was $1,313 thousand, at estimated fair value. There were no asset-backed securities held at December 31, 2007. At December 31, 2008, $1,313 thousand or 100% of total asset-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, all of the Company's asset-backed securities portfolio were credit card receivables. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. At both December 31, 2008 and 2007, the Company had no exposure to fixed maturity securities backed by sub-prime mortgage loans.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN THOUSANDS)
Due in one year or less.................   $  5,718    $  5,772     $  4,619    $  4,637
Due after one year through five years...     17,303      15,197       22,585      22,551
Due after five years through ten years..     98,789      98,189       31,456      30,528
Due after ten years.....................     76,146      82,345       25,761      26,183
                                           --------    --------     --------    --------
  Subtotal..............................    197,956     201,503       84,421      83,899
Mortgage-backed and asset-backed
  securities............................     49,881      42,914       32,799      31,880
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $247,837    $244,417     $117,220    $115,779
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                       2008      2007     2006
                                                     -------   -------   -----
                                                           (IN THOUSANDS)
Fixed maturity securities..........................  $(3,420)  $(1,441)  $ 671
Amounts allocated from DAC and VOBA................       --       112    (129)
Deferred income tax................................    1,197       465    (190)
                                                     -------   -------   -----
Net unrealized investment gains (losses)...........  $(2,223)  $  (864)  $ 352
                                                     =======   =======   =====


                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                        2008      2007    2006
                                                      -------   -------   ----
                                                           (IN THOUSANDS)
Balance, at January 1,..............................  $  (864)  $   352   $246
Unrealized investment gains (losses) during the
  year..............................................   (1,979)   (2,112)   110
Unrealized investment gains (losses) relating to DAC
  and VOBA..........................................     (112)      241     54
Deferred income tax.................................      732       655    (58)
                                                      -------   -------   ----
Balance, at December 31,............................  $(2,223)  $  (864)  $352
                                                      =======   =======   ====
Change in net unrealized investment gains (losses)..  $(1,359)  $(1,216)  $106
                                                      =======   =======   ====



  UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                     DECEMBER 31, 2008
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                        (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
U.S. Treasury/agency securities..    $34,125        $  409        $    --       $    --       $ 34,125       $   409
U.S. corporate securities........     24,070         3,383         12,358         2,481         36,428         5,864
Residential mortgage-backed
  securities.....................         --            --         10,984         6,504         10,984         6,504
Commercial mortgage-backed
  securities.....................      9,761           586             --            --          9,761           586
Foreign corporate securities.....      4,823           594          2,732         2,621          7,555         3,215
Asset-backed securities..........      1,313           670             --            --          1,313           670
Foreign government securities....         91            12             --            --             91            12
                                     -------        ------        -------       -------       --------       -------
  Total fixed maturity
     securities..................    $74,183        $5,654        $26,074       $11,606       $100,257       $17,260
                                     =======        ======        =======       =======       ========       =======
Total number of securities in an
  unrealized loss position.......         39                           16
                                     =======                      =======


                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER 31, 2007
                                    ---------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                                                        THAN
                                      LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                    -----------------------   -----------------------   -----------------------
                                                    GROSS                     GROSS                     GROSS
                                     ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                    FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                    ----------   ----------   ----------   ----------   ----------   ----------
                                                    (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.........    $19,970      $  553       $6,119        $246        $26,089      $  799
Residential mortgage-backed
  securities......................     19,224       1,015           --          --         19,224       1,015
Commercial mortgage-backed
  securities......................         --          --        1,209           4          1,209           4
Foreign corporate securities......      6,075         330        2,671         320          8,746         650
                                      -------      ------       ------        ----        -------      ------
  Total fixed maturity
     securities...................    $45,269      $1,898       $9,999        $570        $55,268      $2,468
                                      =======      ======       ======        ====        =======      ======
Total number of securities in an
  unrealized loss position........         25                        7
                                      =======                   ======



  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-
  SALE

     The following tables present the amortized cost, gross unrealized loss and number of securities for fixed maturity securities, where the estimated fair value had declined and remained below amortized cost by less than 20%, or 20% or more at:

                                                                              DECEMBER 31, 2008
                                                      -----------------------------------------------------------------
                                                                               GROSS UNREALIZED          NUMBER OF
                                                         AMORTIZED COST              LOSS                SECURITIES
                                                      --------------------   --------------------   -------------------
                                                      LESS THAN    20% OR    LESS THAN    20% OR    LESS THAN    20% OR
                                                         20%        MORE        20%        MORE        20%        MORE
                                                      ---------   --------   ---------   --------   ---------    ------
                                                                 (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................   $53,794     $35,449     $1,567     $12,817       15         18
Six months or greater but less than nine months.....    12,057       1,996        961         696       10          1
Nine months or greater but less than twelve months..     5,506          --        568          --        5         --
Twelve months or greater............................     8,715          --        651          --        6         --
                                                       -------    --------     ------    --------
  Total.............................................   $80,072     $37,445     $3,747     $13,513
                                                       =======    ========     ======    ========

                                                                              DECEMBER 31, 2007
                                                      -----------------------------------------------------------------
                                                                               GROSS UNREALIZED          NUMBER OF
                                                         AMORTIZED COST              LOSS                SECURITIES
                                                      --------------------   --------------------   -------------------
                                                      LESS THAN    20% OR    LESS THAN    20% OR    LESS THAN    20% OR
                                                         20%        MORE        20%        MORE        20%        MORE
                                                      ---------   --------   ---------   --------   ---------    ------
                                                                 (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................   $11,681    $     --     $  261    $     --       10         --
Six months or greater but less than nine months.....    31,966          --      1,343          --       12         --
Nine months or greater but less than twelve months..     3,520          --        295          --        3         --
Twelve months or greater............................    10,569          --        569          --        7         --
                                                       -------    --------     ------    --------
  Total.............................................   $57,736    $     --     $2,468    $     --
                                                       =======    ========     ======    ========


                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $3,747 thousand and $2,468 thousand, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of amortized cost which represented 5% and 4%, respectively, of the amortized cost of such securities.

     At December 31, 2008, $13,513 thousand of the unrealized losses related to fixed maturity securities, with an unrealized loss position of 20% or more of amortized cost, which represented 36% of the amortized cost of such fixed maturity securities. Of such unrealized losses of $13,513 thousand of fixed maturity securities, $12,817 thousand were in an unrealized loss position for a period of less than six months. At December 31, 2007, there were no unrealized losses related to fixed maturity securities with an unrealized loss position of 20% or more of amortized cost.

     The Company held three fixed maturity securities, each with a gross unrealized loss at December 31, 2008 of greater than $1 million. These three fixed maturity securities represented 45% or $7,736 thousand in the aggregate, of the gross unrealized loss on fixed maturity securities. The Company held no fixed maturity securities with a gross unrealized loss at December 31, 2007 of greater than $1 million. These securities were included in the regular evaluation of whether such securities are other-than-temporarily impaired. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline being primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads which resulted from a lack of market liquidity and a short-term market dislocation versus a long-term deterioration in credit quality, and the Company's current intent and ability to hold the fixed maturity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that these securities are not other-than-temporarily impaired.

     Also, the Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and it has the ability and intent to hold until the earlier of the recovery in value, or until maturity. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity securities of $17,260 thousand and $2,468 thousand, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2008   2007
                                                               ----   ----
SECTOR:
  Residential mortgage-backed securities.....................    38%    41%
  U.S. corporate securities..................................    34     33
  Foreign corporate securities...............................    19     26
  Asset-backed securities....................................     4     --
  Commercial mortgage-backed securities......................     3     --
  Other......................................................     2     --
                                                                ---    ---
       Total.................................................   100%   100%
                                                                ===    ===
INDUSTRY:
  Mortgage-backed............................................    41%    41%
  Finance....................................................    29     32
  Consumer...................................................    11     --
  Utility....................................................     9      8
  Asset-backed...............................................     4     --
  Industrial.................................................    --     19
  Other......................................................     6     --
                                                                ---    ---
       Total.................................................   100%   100%
                                                                ===    ===



  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     2008       2007      2006
                                                   --------   -------   -------
                                                          (IN THOUSANDS)
Fixed maturity securities........................  $   (777)  $  (611)  $(1,339)
Mortgage loans on real estate....................        (9)       --        --
Freestanding derivatives.........................        --        23      (117)
Embedded derivatives.............................   116,055    17,970    (5,000)
Other............................................         8       637         9
                                                   --------   -------   -------
  Net investment gains (losses)..................  $115,277   $18,019   $(6,447)
                                                   ========   =======   =======



     See Note 6 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) are as follows:

                                                     FIXED MATURITY SECURITIES
                                                   ----------------------------
                                                     2008      2007      2006
                                                   -------   -------   --------
                                                          (IN THOUSANDS)
Proceeds.........................................  $28,054   $17,988   $129,579
                                                   =======   =======   ========
Gross investment gains...........................      881        81        894
                                                   -------   -------   --------
Gross investment losses..........................     (819)     (596)    (2,233)
                                                   -------   -------   --------
Writedowns:
     Credit-related..............................     (839)      (96)        --
                                                   -------   -------   --------
  Net investment gains (losses)..................  $  (777)  $  (611)  $ (1,339)
                                                   =======   =======   ========



     The Company periodically disposes of fixed maturity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $839 thousand and $96 thousand for the years ended December 31, 2008 and 2007, respectively. There were no losses from fixed maturity securities deemed other-than-temporarily impaired for the year ended December 31, 2006. The substantial increase in 2008 over 2007 was driven by writedowns totaling $838 thousand of financial industry securities holdings.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                           (IN THOUSANDS)
Fixed maturity securities...........................  $8,272   $6,073   $8,318
Mortgage loans on real estate.......................     863      851      440
Cash, cash equivalents and short-term investments...     694      992      989
Other...............................................       1        1        1
                                                      ------   ------   ------
  Total investment income...........................   9,830    7,917    9,748
Less: Investment expenses...........................     150      127      142
                                                      ------   ------   ------
  Net investment income.............................  $9,680   $7,790   $9,606
                                                      ======   ======   ======



     Affiliated investment expenses, included in the table above, were $143 thousand, $126 thousand and $126 thousand for the years ended December 31, 2008, 2007 and 2006, respectively. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $1,273 thousand and $1,155 thousand at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity securities.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2008                2007
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN THOUSANDS)
Commercial mortgage loans...................  $10,852     54.9%   $ 7,989     53.5%
Agricultural mortgage loans.................    8,903     45.1      6,940     46.5
                                              -------    -----    -------    -----
  Total.....................................   19,755    100.0%    14,929    100.0%
                                                         =====               =====
Less: Valuation allowances..................        9                  --
                                              -------             -------
  Mortgage loans on real estate.............  $19,746             $14,929
                                              =======             =======



     Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2008, 31%, 11% and 10% of the value of the Company's mortgage loans on real estate were located in California, Alabama and Washington, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $9,926 thousand and $9,644 thousand, respectively, of its total invested assets in the MetLife Intermediate Income Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $291 thousand, $498 thousand and $497 thousand for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company did not transfer any invested assets to or from affiliates during the years ended December 31, 2008 and 2007. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, for 2006 are as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2006
                                                            -----------------
                                                              (IN THOUSANDS)
Estimated fair value of assets transferred to affiliates..        $2,141
Amortized cost of assets transferred to affiliates........        $1,986
Net investment gains (losses) recognized on transfers.....        $  155
Estimated fair value of assets transferred from
  affiliates..............................................        $   --

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     At December 31, 2008, there were no freestanding derivatives. At December 31, 2007, freestanding derivatives, consisting of credit default swaps, had a current market or fair value of less than $1 thousand and a notional amount of $224 thousand.

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

  HEDGING

     At December 31, 2008, there were no freestanding derivatives. At December 31, 2007, all derivative instruments were classified as non-qualifying, with a current market or fair value of less than $1 thousand and a notional amount of $224 thousand.

     The Company recognized insignificant net investment gains (losses) from settlement payments related to non-qualifying hedges for the year ended December 31, 2008. The Company recognized net investment losses from settlement payments related to non-qualifying hedges of $14 thousand and $69 thousand for the years ended December 31, 2007 and 2006, respectively.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to economically hedge its exposure to interest rates; (ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; and (iii) credit default swaps to economically hedge exposure to adverse movements in credit.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2008   2007   2006
                                                          ----   ----   ----
                                                            (IN THOUSANDS)
Net investment gains (losses), excluding embedded
  derivatives...........................................  $ --    $36   $(30)


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders and ceded reinsurance contracts related to guaranteed minimum accumulation.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                             DECEMBER 31,
                                                          ------------------
                                                            2008       2007
                                                          --------   -------
                                                            (IN THOUSANDS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefit riders...............  $141,581   $12,735
Net embedded derivatives within liability host
  contracts:
  Direct guaranteed minimum benefit riders..............  $ 10,311   $   735


     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     2008       2007      2006
                                                   --------   -------   -------
                                                          (IN THOUSANDS)
Net investment gains (losses) (1),(2)............  $116,055   $17,970   $(5,000)


--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $22,080 thousand in connection with this adjustment.

   (2) See Note 6 for discussion of affiliated net investment gains (losses) included in the table above.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

     At both December 31, 2008 and 2007, the Company was not required to pledge and was not entitled to receive any collateral related to derivative instruments.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                      DAC     VOBA     TOTAL
                                                   --------   ----   --------
                                                         (IN THOUSANDS)
Balance at January 1, 2006.......................  $ 40,226   $791   $ 41,017
  Capitalizations................................    38,916     --     38,916
                                                   --------   ----   --------
     Subtotal....................................    79,142    791     79,933
                                                   --------   ----   --------
  Less: Amortization related to:
  Net investment gains (losses)..................    (3,764)     1     (3,763)
  Other expenses.................................     2,733     86      2,819
                                                   --------   ----   --------
     Total amortization..........................    (1,031)    87       (944)
                                                   --------   ----   --------
  Less: Unrealized investment gains (losses).....       (39)   (15)       (54)
                                                   --------   ----   --------
Balance at December 31, 2006.....................    80,212    719     80,931
  Capitalizations................................    49,418     --     49,418
                                                   --------   ----   --------
     Subtotal....................................   129,630    719    130,349
                                                   --------   ----   --------
  Less: Amortization related to:
  Net investment gains (losses)..................     4,051      1      4,052
  Other expenses.................................    17,481    215     17,696
                                                   --------   ----   --------
     Total amortization..........................    21,532    216     21,748
                                                   --------   ----   --------
  Less: Unrealized investment gains (losses).....      (236)    (5)      (241)
                                                   --------   ----   --------
Balance at December 31, 2007.....................   108,334    508    108,842
  Capitalizations................................    37,307     --     37,307
                                                   --------   ----   --------
     Subtotal....................................   145,641    508    146,149
                                                   --------   ----   --------
  Less: Amortization related to:
  Net investment gains (losses)..................    24,850     --     24,850
  Other expenses.................................    25,951    151     26,102
                                                   --------   ----   --------
     Total amortization..........................    50,801    151     50,952
                                                   --------   ----   --------
  Less: Unrealized investment gains (losses).....       112     --        112
                                                   --------   ----   --------
Balance at December 31, 2008.....................  $ 94,728   $357   $ 95,085
                                                   ========   ====   ========



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $98 thousand in 2009, $68 thousand in 2010, $54 thousand in 2011, $48 thousand in 2012 and $35 thousand in 2013.

     Amortization of VOBA and DAC is attributed to both investment gains and losses and other expenses which are the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses provide information regarding the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                                                   OTHER
                                      FUTURE POLICY         POLICYHOLDER        POLICYHOLDER
                                         BENEFITS         ACCOUNT BALANCES         FUNDS
                                    -----------------   -------------------   ---------------
                                                           DECEMBER 31,
                                    ---------------------------------------------------------
                                      2008      2007      2008       2007      2008     2007
                                    -------   -------   --------   --------   ------   ------
                                                          (IN THOUSANDS)
Traditional life..................  $36,854   $20,186   $     --   $     --   $4,366   $3,439
Variable & universal life.........        6         5      1,907      1,846       --       --
Annuities.........................   35,846    10,244    955,737    637,279      113       24
Other.............................       --        --        250        292       --       --
                                    -------   -------   --------   --------   ------   ------
  Total...........................  $72,706   $30,435   $957,894   $639,417   $4,479   $3,463
                                    =======   =======   ========   ========   ======   ======



  VALUE OF DISTRIBUTION AGREEMENTS

     Information regarding the VODA, which is reported in other assets, is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN THOUSANDS)
Balance at January 1, ...........................  $19,222   $19,501   $    --
Capitalization...................................       --        --    19,514
Amortization.....................................     (471)     (279)      (13)
                                                   -------   -------   -------
Balance at December 31, .........................  $18,751   $19,222   $19,501
                                                   =======   =======   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VODA is $628 thousand in 2009, $807 thousand in 2010, $969 thousand in 2011, $1,121 thousand in 2012 and $1,251 thousand in 2013.

     On November 30, 2006, the Company received a capital contribution from MetLife of $18,898 thousand in the form of intangible assets related to the VODA of $19,514 thousand, net of deferred income tax of $616 thousand, for which the Company receives the benefit. The VODA originated through MetLife's acquisition of Travelers Insurance Company. The VODA reflects the estimated fair value of the Citigroup/Travelers distribution agreement acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the VODA is 16 years. If actual experience under the distribution agreement differs from expectations, the amortization will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the VODA. In selecting the appropriate discount rates, management considered the weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value the VODA.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN THOUSANDS)
Balance, January 1, .............................  $37,665   $32,061   $20,290
Capitalization...................................    7,104     9,034    13,654
Amortization.....................................   (6,687)   (3,430)   (1,883)
                                                   -------   -------   -------
Balance, December 31, ...........................  $38,082   $37,665   $32,061
                                                   =======   =======   =======



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $1,497,846 thousand and $1,812,733 thousand at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $31,116 thousand, $25,408 thousand and $15,098 thousand for the years ended December 31, 2008, 2007 and 2006, respectively.

     For each of the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     Information regarding the types of guarantees relating to annuity contracts is as follows:

                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2008                             2007
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN THOUSANDS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value................     $ 601,948              N/A      $  663,648              N/A
Net amount at risk (2)................     $189,137 (3)           N/A      $   1,790 (3)           N/A
Average attained age of
  contractholders.....................      62 years              N/A        61 years              N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value................     $ 934,911       $1,178,858      $1,177,823       $1,420,574
Net amount at risk (2)................     $423,636 (3)    $ 587,515 (4)   $  13,834 (3)    $  21,112 (4)
Average attained age of
  contractholders.....................      62 years         61 years        61 years         60 years

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity contracts is as follows:

                                                              ANNUITY CONTRACTS
                                                           ----------------------
                                                                 GUARANTEED
                                                           ANNUITIZATION BENEFITS
                                                           ----------------------
                                                               (IN THOUSANDS)
Balance at January 1, 2006...............................          $    --
Incurred guaranteed benefits.............................               --
Paid guaranteed benefits.................................               --
                                                                   -------
Balance at December 31, 2006.............................               --
Incurred guaranteed benefits.............................            2,000
Paid guaranteed benefits.................................               --
                                                                   -------
Balance at December 31, 2007.............................            2,000
Incurred guaranteed benefits.............................           11,257
Paid guaranteed benefits.................................               --
                                                                   -------
Balance at December 31, 2008.............................          $13,257
                                                                   =======



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $10,623 thousand, $1,659 thousand and $2,000 thousand at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                       -----------------------
                                                          2008         2007
                                                       ----------   ----------
                                                            (IN THOUSANDS)
Mutual Fund Groupings
  Equity.............................................  $  951,796   $  634,258
  Balanced...........................................     374,093    1,050,623
  Money Market.......................................      79,901       35,744
  Bond...............................................      77,836       70,082
  Specialty..........................................      11,218       16,023
                                                       ----------   ----------
     Total...........................................  $1,494,844   $1,806,730
                                                       ==========   ==========


                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Starting in 2004, the Company reinsured up to 75% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for certain individual life insurance. The amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits for most new individual life insurance policies and for certain individual life policies the Company reinsures up to 90% of the mortality risk. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company reinsures 90% of its new production of fixed annuities to an affiliated reinsurer. The Company also reinsures 100% of the living and death benefit riders associated with its variable annuities issued since 2004 to an affiliated reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     2008       2007      2006
                                                   --------   -------   -------
                                                          (IN THOUSANDS)
PREMIUMS:
  Direct premiums................................  $ 36,795   $24,696   $11,646
  Reinsurance ceded..............................    (8,265)   (4,813)   (2,544)
                                                   --------   -------   -------
     Net premiums................................  $ 28,530   $19,883   $ 9,102
                                                   ========   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type
     product policy fees.........................  $ 44,930   $40,760   $24,670
  Reinsurance ceded..............................    (7,789)   (8,649)   (5,421)
                                                   --------   -------   -------
     Net universal life and investment-type
       product policy fees.......................  $ 37,141   $32,111   $19,249
                                                   ========   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims........  $ 58,641   $27,127   $11,100
  Reinsurance ceded..............................   (19,290)   (8,622)   (2,005)
                                                   --------   -------   -------
     Net policyholder benefits and claims........  $ 39,351   $18,505   $ 9,095
                                                   ========   =======   =======



     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                             DECEMBER 31,
                                                         -------------------
                                                           2008       2007
                                                         --------   --------
                                                            (IN THOUSANDS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables.....................  $  4,956   $  3,718
Claim recoverables.....................................     2,400         --
All other recoverables.................................        17         11
                                                         --------   --------
  Total................................................  $  7,373   $  3,729
                                                         ========   ========
AFFILIATED RECOVERABLES:
Deposit recoverables...................................  $788,982   $515,421
Future policy benefit recoverables.....................   158,211     18,772
Claim recoverables.....................................     2,840      1,238
All other recoverables.................................    11,561      6,939
                                                         --------   --------
  Total................................................  $961,594   $542,370
                                                         ========   ========



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers. The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances are evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and irrevocable letters of credit. At December 31, 2008, the Company had $124,259 thousand of

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


affiliated reinsurance recoverable balances secured by funds held in trust as collateral and $149,000 thousand of affiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $5,373 thousand, or 73%, of its total unaffiliated reinsurance recoverable balance of $7,373 thousand at December 31, 2008.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $595 thousand and $183 thousand at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in liabilities, were $54,144 thousand and $2,392 thousand at December 31, 2008 and 2007, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries including Metropolitan Life Insurance Company ("MLIC") and Exeter Reassurance Company, Ltd. The Company also has reinsurance agreements with Reinsurance Group of America, Incorporated, ("RGA") a former affiliate, which was split-off from MetLife, Inc. in September 2008. The table below includes amounts related to transactions with RGA through the date of the split-off.

     The following table reflects related party reinsurance information:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2008      2007      2006
                                                         -------   -------   -------
                                                                (IN THOUSANDS)
Ceded premiums.........................................  $ 6,359   $ 3,753   $ 1,984
Ceded fees, included in universal life and investment-
  type product
  policy fees..........................................  $ 7,750   $ 8,619   $ 5,372
Income from deposit contracts, included in other
  revenues.............................................  $24,202   $26,126   $25,482
Ceded benefits, included in policyholder benefits and
  claims...............................................  $16,281   $ 7,020   $ 1,745
Ceded benefits, included in interest credited to
  policyholder account balances........................  $     7   $     3   $    --
Interest costs on ceded reinsurance, included in other
  expenses.............................................  $(1,204)  $(1,275)  $(1,109)


     The Company has ceded risks to an affiliate related to guaranteed minimum benefit riders written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net investment gains (losses). The embedded derivatives associated with cessions are included within premiums and other receivables and were assets of $141,581 thousand and $12,735 thousand at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006, net investment gains (losses) included $128,846 thousand, $18,857 thousand and ($5,568) thousand, respectively, in changes in fair value of such embedded derivatives.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  INCOME TAX

     The provision for income tax is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                  -----------------------------
                                                    2008       2007      2006
                                                  --------   -------   --------
                                                          (IN THOUSANDS)
Current:
  Federal.......................................  $(22,747)  $(8,037)  $(17,899)
Deferred:
  Federal.......................................    48,446    13,319     19,517
                                                  --------   -------   --------
Provision for income tax........................  $ 25,699   $ 5,282   $  1,618
                                                  ========   =======   ========



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                      2008      2007     2006
                                                    -------   -------   ------
                                                          (IN THOUSANDS)
Tax provision at U.S. statutory rate..............  $27,175   $ 6,797   $2,241
Tax effect of:
  Tax-exempt investment income....................   (1,207)   (1,505)    (686)
  Prior year tax..................................     (250)      190     (337)
  Other, net......................................      (19)     (200)     400
                                                    -------   -------   ------
Provision for income tax..........................  $25,699   $ 5,282   $1,618
                                                    =======   =======   ======



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                             DECEMBER 31,
                                                         -------------------
                                                           2008       2007
                                                         --------   --------
                                                            (IN THOUSANDS)
Deferred income tax assets:
  Policyholder liabilities.............................  $     --   $  3,620
  Net unrealized investment losses.....................     1,197        465
  Intangibles..........................................         4          6
  Other................................................     5,025        647
                                                         --------   --------
                                                            6,226      4,738
                                                         --------   --------
Deferred income tax liabilities:
  DAC..................................................    26,110     32,873
  Policyholder liabilities.............................    49,287         --
  Investments..........................................     9,075      2,396
                                                         --------   --------
                                                           84,472     35,269
                                                         --------   --------
Net deferred income tax liability......................  $(78,246)  $(30,531)
                                                         ========   ========


                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     A valuation allowance is provided when it is more likely than not that some portion of the deferred income tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred income tax assets.

     The Company has not recorded a valuation allowance against the deferred tax asset of $1,197 thousand recognized in connection with unrealized investment losses at December 31, 2008. The Company has the intent and ability to hold such securities until their recovery or maturity and the Company has available to it tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     Effective January 1, 2006, the Company joined with MetLife and its includable affiliates in filing a federal income tax return. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     Pursuant to the tax sharing agreement, the amount due from affiliates is $22,747 thousand and $8,037 thousand as of December 31, 2008 and 2007, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years prior to 2004. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

     As a result of the implementation of FIN 48, the Company recognized a $2 thousand decrease in the liability for unrecognized tax benefits and a corresponding increase to the January 1, 2007 balance of retained earnings. Upon adoption of FIN 48, the Company did not have any unrecognized tax benefits.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $1,207 thousand and $1,505 thousand, respectively, related to the separate account DRD.

8.  CONTINGENCIES AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company and certain of its affiliates have faced numerous claims, including class action lawsuits alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business. Further state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to previously, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liabilities at both December 31, 2008 and 2007 for indemnities, guarantees and commitments were insignificant.

9.  EQUITY

  CAPITAL CONTRIBUTIONS

     The Company received cash capital contributions of $100,000 thousand, $50,000 thousand and $30,000 thousand from MetLife for the years ended December 31, 2008, 2007 and 2006, respectively. During 2006, the Company received a capital contribution of $18,898 thousand, net of deferred income tax of $616 thousand, in the form of intangible assets related to VODA. See Note 5. On February 18, 2009, the Company received a cash contribution of $70,000 thousand from MetLife.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance ("Department") has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Statutory net loss of the Company, as filed with the Department, was $56,914 thousand, $42,253 thousand and $25,136 thousand, for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Department, was $73,978 thousand and $58,867 thousand at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, the maximum amount of distributions which can be made to MetLife in any given year, without prior approval by the New York Commissioner of Insurance, is equal to the lesser of: (i) 10% of the Company's surplus as of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized investment gains). At December 31, 2008, the Company's statutory net gain from operations was negative, therefore the Company cannot pay a dividend in 2009 without prior regulatory approval.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN THOUSANDS)
Holding gains (losses) on investments arising
  during the year.................................  $(3,093)  $(2,758)  $(1,346)
Income tax effect of holding gains (losses).......    1,083       965       471
Reclassification adjustments:
  Recognized holding losses included in current
     year income..................................    1,054       589     1,337
  Amortization of premiums and accretion of
     discounts associated with investments........       60        57       119
Income tax effect.................................     (390)     (226)     (510)
Allocation of holding (gains) losses on
  investments relating to other policyholder
  amounts.........................................     (112)      241        54
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts............       39       (84)      (19)
                                                    -------   -------   -------
Other comprehensive income (loss).................  $(1,359)  $(1,216)  $   106
                                                    =======   =======   =======



10.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                  ------------------------------
                                                    2008       2007       2006
                                                  --------   --------   --------
                                                          (IN THOUSANDS)
Compensation....................................  $  5,020   $  5,747   $  3,998
Commissions.....................................    48,838     41,458     37,596
Reinsurance allowances..........................   (16,043)    (2,698)    (5,283)
Amortization of DAC and VOBA....................    50,952     21,748       (944)
Capitalization of DAC...........................   (37,307)   (49,418)   (38,916)
Other...........................................    21,221     21,866     12,642
                                                  --------   --------   --------
  Total other expenses..........................  $ 72,681   $ 38,703   $  9,093
                                                  ========   ========   ========



     For the years ended December 31, 2008, 2007 and 2006, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 6. See also Note 12 for discussion of affiliated expenses, which comprise the majority of other included in the table above.

     See Note 4 for the rollforward of DAC including impacts of amortization and capitalization.

11.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:

                                                         CARRYING    ESTIMATED
DECEMBER 31, 2007                                          VALUE    FAIR VALUE
-----------------                                        --------   ----------
                                                             (IN THOUSANDS)
Assets:
  Fixed maturity securities............................  $115,779    $115,779
  Mortgage loans on real estate........................  $ 14,929    $ 15,321
  Short-term investments...............................  $  9,644    $  9,644
  Cash and cash equivalents............................  $ 40,175    $ 40,175
  Accrued investment income............................  $  1,416    $  1,416
Liabilities:
  Policyholder account balances........................  $637,572    $611,968


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities -- The estimated fair values of publicly held fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage Loans on Real Estate -- Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

     Cash and Cash Equivalents and Short-term Investments -- The estimated fair values for cash and cash equivalents and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including credit default swaps are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

                                                        CARRYING     ESTIMATED
DECEMBER 31, 2008                                         VALUE     FAIR VALUE
-----------------                                      ----------   ----------
                                                            (IN THOUSANDS)
Assets:
  Fixed maturity securities..........................  $  244,417   $  244,417
  Mortgage loans on real estate......................  $   19,746   $   19,811
  Short-term investments.............................  $   30,412   $   30,412
  Cash and cash equivalents..........................  $  157,398   $  157,398
  Accrued investment income..........................  $    2,279   $    2,279
  Premiums and other receivables (1).................  $  792,787   $  673,869
  Separate account assets............................  $1,497,846   $1,497,846
  Net embedded derivatives within asset host
     contracts (2)...................................  $  141,581   $  141,581
Liabilities:
  Policyholder account balances (1)..................  $  902,463   $  749,370
  Net embedded derivatives within liability host
     contracts (2)...................................  $   10,311   $   10,311


--------

   (1) Carrying values presented herein differ from those presented on the balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities -- When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans on Real Estate -- The Company originates mortgage loans on real estate principally for investment purposes. These loans are carried at amortized cost within the financial statements. The fair value for mortgage loans on real estate is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at fair value in the balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Cash and Cash Equivalents -- Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the balance sheet are principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the financial statements but excluded from this caption in the preceding table as they are

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the balance sheet in accordance with SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts comprise of actively traded mutual funds. The estimated fair value of mutual funds is based upon quoted prices or reported net asset values provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the financial statements but excluded from this caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard swap valuation models and observable market inputs that take into consideration the Company's claims paying ability.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity riders and certain affiliated ceded reinsurance contracts related to such variable annuity riders. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration the Company's claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks are determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the financial statements and respective changes in estimated fair value could materially affect net income.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                      DECEMBER 31, 2008
                                             ------------------------------------------------------------------
                                                FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                             -----------------------------------------------------
                                              QUOTED PRICES IN
                                             ACTIVE MARKETS FOR   SIGNIFICANT OTHER    SIGNIFICANT
                                              IDENTICAL ASSETS        OBSERVABLE      UNOBSERVABLE      TOTAL
                                               AND LIABILITIES          INPUTS           INPUTS       ESTIMATED
                                                  (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                             ------------------   -----------------   ------------   ----------
                                                                       (IN THOUSANDS)
ASSETS
Fixed maturity securities:
  U.S. Treasury/agency securities..........      $  119,492            $  5,955         $     --     $  125,447
  U.S. corporate securities................              --              64,511            1,306         65,817
  Residential mortgage-backed securities...              --              31,839               --         31,839
  Commercial mortgage-backed securities....              --               9,762               --          9,762
  Foreign corporate securities.............              --               7,956            1,672          9,628
  Asset-backed securities..................              --               1,313               --          1,313
  Foreign government securities............              --                 611               --            611
                                                 ----------            --------         --------     ----------
     Total fixed maturity securities.......         119,492             121,947            2,978        244,417
                                                 ----------            --------         --------     ----------
Short-term investments.....................           5,996              24,416               --         30,412
Net embedded derivatives within asset host
  contracts (1)............................              --                  --          141,581        141,581
Separate account assets (2)................       1,497,846                  --               --      1,497,846
                                                 ----------            --------         --------     ----------
  Total assets.............................      $1,623,334            $146,363         $144,559     $1,914,256
                                                 ==========            ========         ========     ==========
LIABILITIES
Net embedded derivatives within liability
  host contracts (1).......................      $       --            $     --         $ 10,311     $   10,311
                                                 ==========            ========         ========     ==========



--------

   (1) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

   (2) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities and certain short-term money market securities. Separate account assets classified within this level principally include mutual funds.

     Level 2 This category includes fixed maturity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, foreign government securities, and asset-backed securities. Short-term investments included within Level 2 are of a similar nature to these fixed maturity securities.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including:
             U.S. and foreign corporate securities -- including below investment grade private placements. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders as well as those on the cession of the risks associated with those riders to affiliates.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                    FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                 ------------------------------------------------------------------------------------------------------------
                                                          TOTAL REALIZED/UNREALIZED
                                                         GAINS (LOSSES) INCLUDED IN:      PURCHASES,      TRANSFER
                                                       ------------------------------       SALES,           IN      BALANCE,
                   BALANCE,     IMPACT OF    BALANCE,                       OTHER         ISSUANCES        AND/OR       END
                 DECEMBER 31,    SFAS 157   BEGINNING                   COMPREHENSIVE        AND           OUT OF       OF
                     2007      ADOPTION(1)  OF PERIOD  EARNINGS (2, 3)  INCOME (LOSS)  SETTLEMENTS (4)  LEVEL 3 (5)   PERIOD
                 ------------  -----------  ---------  ---------------  -------------  ---------------  -----------  --------
                                                                (IN THOUSANDS)

Fixed maturity
  securities...     $ 3,914       $   --     $ 3,914       $   (932)        $(795)          $  (74)         $865     $  2,978
Net embedded
  derivatives
  (6)..........      12,000        6,200      18,200        109,855            --            3,215            --      131,270


--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $6,200 thousand increase to net assets. Such amount was also impacted by a decrease to DAC of $2,000 thousand for a total impact of $4,200 thousand on Level 3 assets and liabilities and also reflects the total net impact of the adoption of SFAS 157, as described in Note 1.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses. Lapses associated with embedded derivatives are included with the earnings caption of total gains/losses.

   (3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in fair value recorded in earnings for Level 3 assets and liabilities:

                                                       TOTAL GAINS AND LOSSES
                                               --------------------------------------
                                                CLASSIFICATION OF REALIZED/UNREALIZED
                                                                GAINS
                                                    (LOSSES) INCLUDED IN EARNINGS
                                               --------------------------------------
                                                   NET            NET
                                               INVESTMENT     INVESTMENT
                                                 INCOME     GAINS (LOSSES)     TOTAL
                                               ----------   --------------   --------
                                                           (IN THOUSANDS)
Fixed maturity securities....................     $(94)        $   (838)     $   (932)
Net embedded derivatives.....................       --          109,855       109,855


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                CHANGES IN UNREALIZED GAINS (LOSSES)
                                                 RELATING TO ASSETS AND LIABILITIES
                                                               HELD AT
                                                          DECEMBER 31, 2008
                                               --------------------------------------
                                                   NET            NET
                                               INVESTMENT     INVESTMENT
                                                 INCOME     GAINS (LOSSES)     TOTAL
                                               ----------   --------------   --------
                                                           (IN THOUSANDS)
Fixed maturity securities....................     $(94)        $   (838)     $   (932)
Net embedded derivatives.....................       --          109,941       109,941


12.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $10,917 thousand, $14,223 thousand and $7,370 thousand, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $5,744 thousand and $6,738 thousand and $5,572 thousand, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


with the terms of the agreements. The Distributors charged the Company $8,104 thousand, $6,115 thousand and $6,936 thousand, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into a distribution agreement with MetLife Investors Distribution Company ("MDC"), in which MDC agrees to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate MDC for the sale and servicing of such insurance products in accordance with the terms of the agreement. MDC charged the Company $23,735 thousand, $32,190 thousand and $28,531 thousand, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, in 2008, the Company has entered into a service agreement with MDC, in which the Company agrees to provide certain administrative services to MDC. MDC agrees to compensate the Company for the administrative services provided in accordance with the terms of the agreements. The Company received fee revenue of $566 thousand, included in other revenues, for the year ended December 31, 2008.

     In 2007, the Company entered into a global service agreement with MetLife Services and Solutions, LLC ("MetLife Services") which provides financial control and reporting processes as well as procurement services to support the activities of the Company. MetLife Services charged the Company $44 thousand, included in other expenses, for services performed under the global service agreement for the year ended December 31, 2008. The Company did not incur any such expenses for the year ended December 31, 2007.

     The Company has entered into an investment service agreement with several affiliates ("Advisors"), in which the Advisors provide investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Per the agreement, the net profit or loss of the Advisors is allocated to the Company resulting in revenue of $5,071 thousand, $4,451 thousand and $2,503 thousand included in universal life and investment-type product policy fees, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net payables to affiliates of $7,518 thousand and net receivables from affiliates of $4,051 thousand at December 31, 2008 and 2007, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note 6.

     See Notes 2 and 5 for additional related party transactions.

13.  SUBSEQUENT EVENT

     See Note 9 for information regarding a subsequent event.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

for the Years Ended December 31, 2008, 2007 and 2006 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance
Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 09, 2009

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007


                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                      2008      2007
                                                                    -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair
     value (amortized cost: $6,582 and $7,508, respectively).....   $ 6,140   $ 7,919
  Equity securities available-for-sale, at estimated fair value
     (cost: $166 and $31, respectively)..........................       135        31
  Mortgage loans on real estate..................................       219       241
  Policy loans...................................................     1,691     1,657
  Real estate and real estate joint ventures held-for-
     investment..................................................        55        55
  Other limited partnership interests............................        81        33
  Short-term investments.........................................       514       237
  Other invested assets..........................................       126        80
                                                                    -------   -------
     Total investments...........................................     8,961    10,253
Cash and cash equivalents........................................       152       103
Accrued investment income........................................        99       107
Premiums and other receivables...................................     2,177     2,154
Deferred policy acquisition costs and value of business
  acquired.......................................................       279       137
Current income tax recoverable...................................        23       119
Deferred income tax assets.......................................       210        --
Other assets.....................................................       136       140
Assets of subsidiary held-for-sale...............................        --    22,037
Separate account assets..........................................     1,484     2,080
                                                                    -------   -------
     Total assets................................................   $13,521   $37,130
                                                                    =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits.........................................   $ 5,176   $ 5,197
  Policyholder account balances..................................     4,143     4,134
  Other policyholder funds.......................................       249       229
  Policyholder dividends payable.................................       107       102
  Short-term debt -- affiliated..................................        --        50
  Long-term debt.................................................       101       101
  Deferred income tax liability..................................        --        32
  Payables for collateral under securities loaned and other
     transactions................................................       806     1,438
  Other liabilities..............................................       446       531
  Liabilities of subsidiary held-for-sale........................        --    19,958
  Separate account liabilities...................................     1,484     2,080
                                                                    -------   -------
     Total liabilities...........................................    12,512    33,852
                                                                    -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized; 3,000,000 shares issued and outstanding............         3         3
Additional paid-in capital.......................................     1,243     1,849
Retained earnings................................................        71       969
Accumulated other comprehensive income (loss)....................      (308)      457
                                                                    -------   -------
     Total stockholder's equity..................................     1,009     3,278
                                                                    -------   -------
     Total liabilities and stockholder's equity..................   $13,521   $37,130
                                                                    =======   =======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)


                                                              2008    2007    2006
                                                             ------   ----   ------
REVENUES
Premiums...................................................  $  284   $308   $  299
Universal life and investment-type product policy fees.....     160    188      226
Net investment income......................................     474    511      521
Other revenues.............................................       6     37       10
Net investment gains (losses)..............................     137    (91)     (21)
                                                             ------   ----   ------
  Total revenues...........................................   1,061    953    1,035
                                                             ------   ----   ------
EXPENSES
Policyholder benefits and claims...........................     454    485      445
Interest credited to policyholder account balances.........     140    147      151
Policyholder dividends.....................................     168    163      170
Other expenses.............................................      84     77      143
                                                             ------   ----   ------
  Total expenses...........................................     846    872      909
                                                             ------   ----   ------
Income from continuing operations before provision for
  income tax...............................................     215     81      126
Provision for income tax...................................      95     39       44
                                                             ------   ----   ------
Income from continuing operations..........................     120     42       82
Income (loss) from discontinued operations, net of income
  tax......................................................    (295)   157      150
                                                             ------   ----   ------
Net income (loss)..........................................  $ (175)  $199   $  232
                                                             ======   ====   ======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                                         ACCUMULATED OTHER COMPREHENSIVE
                                                                                  INCOME (LOSS)
                                                                      -------------------------------------
                                                                          NET
                                                                      UNREALIZED     FOREIGN       DEFINED
                                              ADDITIONAL              INVESTMENT     CURRENCY      BENEFIT
                                     COMMON     PAID-IN    RETAINED      GAINS     TRANSLATION      PLANS
                                      STOCK     CAPITAL    EARNINGS    (LOSSES)    ADJUSTMENTS   ADJUSTMENT    TOTAL
                                     ------   ----------   --------   ----------   -----------   ----------   -------
Balance at January 1, 2006.........      $3       $1,836      $ 556        $ 431         $  41          $(4)  $ 2,863
Sale of subsidiary (Note 2)........                   (9)                                                          (9)
Equity transactions of majority
  owned subsidiary.................                   12                                                           12
Dividends on common stock..........                             (13)                                              (13)
Comprehensive income:
  Net income.......................                             232                                               232
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                          (62)                                 (62)
     Foreign currency translation
       adjustments, net of income
       tax.........................                                                         11                     11
     Additional minimum pension
       liability adjustment, net of
       income tax..................                                                                       1         1
                                                                                                              -------
     Other comprehensive income
       (loss)......................                                                                               (50)
                                                                                                              -------
  Comprehensive income.............                                                                               182
                                                                                                              -------
  Adoption of SFAS 158, net of
     income tax....................                                                                      (1)       (1)
                                         --       ------      -----        -----         -----          ---   -------
Balance at December 31, 2006.......       3        1,839        775          369            52           (4)    3,034
Cumulative effect of a change in
  accounting principle, net of
  income tax (Note 1)..............                              (5)                                               (5)
                                         --       ------      -----        -----         -----          ---   -------
Balance at January 1, 2007.........       3        1,839        770          369            52           (4)    3,029
Equity transactions of majority
  owned subsidiary.................                   10                                                           10
Comprehensive income:
  Net income.......................                             199                                               199
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                          (21)                                 (21)
     Foreign currency translation
       adjustments, net of income
       tax.........................                                                         60                     60
     Defined benefit plans
       adjustment, net of income
       tax.........................                                                                       1         1
                                                                                                              -------
     Other comprehensive income
       (loss)......................                                                                                40
                                                                                                              -------
  Comprehensive income.............                                                                               239
                                         --       ------      -----        -----         -----          ---   -------
Balance at December 31, 2007.......       3        1,849        969          348           112           (3)    3,278
Equity transactions of majority
  owned subsidiary.................                  (11)                                                         (11)
Dividend of interests in subsidiary
  (Note 2).........................                 (595)      (723)                                           (1,318)
Comprehensive loss:
  Net loss.........................                            (175)                                             (175)
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                         (647)                                (647)
     Foreign currency translation
       adjustments, net of income
       tax.........................                                                       (122)                  (122)
     Defined benefit plans
       adjustment, net of income
       tax.........................                                                                       4         4
                                                                                                              -------
     Other comprehensive income
       (loss)......................                                                                              (765)
                                                                                                              -------
  Comprehensive loss...............                                                                              (940)
                                         --       ------      -----        -----         -----          ---   -------
Balance at December 31, 2008.......      $3       $1,243      $  71        $(299)        $ (10)         $ 1   $ 1,009
                                         ==       ======      =====        =====         =====          ===   =======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)


                                                             2008      2007      2006
                                                           -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................  $  (175)  $   199   $   232
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
     Depreciation and amortization expenses..............        7         7         8
     Amortization of premiums and accretion of discounts
       associated with investments, net..................      (32)      (33)      (13)
     (Gains) losses from sales of investments and
       businesses, net...................................      502       268        14
     Interest credited to policyholder account balances..      248       409       405
     Universal life and investment-type product policy
       fees..............................................     (160)     (188)     (226)
     Change in premiums and other receivables............     (116)     (226)     (511)
     Change in deferred policy acquisition costs, net....     (262)     (339)     (306)
     Change in insurance-related liabilities.............      294     1,348       963
     Change in income tax payable........................      124        65       194
     Change in other assets..............................      (96)      117        87
     Change in other liabilities.........................      257       432        97
     Other, net..........................................       (2)        3       (24)
                                                           -------   -------   -------
Net cash provided by operating activities................      589     2,062       920
                                                           -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities...........................    3,221     2,974     4,623
     Equity securities...................................       41        34        68
     Mortgage loans on real estate.......................       74        26        87
     Real estate and real estate joint ventures..........       --         1        --
     Other limited partnership interests.................        4         1         5
  Purchases of:
     Fixed maturity securities...........................   (3,167)   (4,116)   (6,056)
     Equity securities...................................      (59)      (12)      (40)
     Mortgage loans on real estate.......................       (5)     (129)     (160)
     Real estate and real estate joint ventures..........       (2)       (1)       (3)
     Other limited partnership interests.................      (66)      (19)       --
  Net change in short-term investments...................     (255)      123      (282)
  Proceeds from sales of businesses, net of cash disposed
     of $0, $0 and $5, respectively......................       --        --        71
  Dividend of subsidiary.................................     (270)       --        --
  Net change in other invested assets....................     (416)     (976)     (705)
  Other, net.............................................      (24)      (43)      (50)
                                                           -------   -------   -------
Net cash used in investing activities....................  $  (924)  $(2,137)  $(2,442)
                                                           -------   -------   -------




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                              2008     2007     2006
                                                            -------   ------   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $ 1,379   $1,147   $1,446
     Withdrawals..........................................     (714)    (986)    (828)
  Net change in payables for collateral under securities
     loaned and other transactions........................     (632)    (204)     259
  Net change in short-term debt -- affiliated.............      (50)      50       --
  Long-term debt issued...................................       --      297       --
  Long-term debt repaid...................................       (3)     (79)    (100)
  Collateral financing arrangements issued................       --       --      850
  Dividends on common stock...............................       --       --      (13)
  Debt issuance costs.....................................       --       --      (13)
  Other, net..............................................       --       --       10
                                                            -------   ------   ------
Net cash (used in) provided by financing activities.......      (20)     225    1,611
                                                            -------   ------   ------
Change in cash and cash equivalents.......................     (355)     150       89
Cash and cash equivalents, beginning of year..............      507      357      268
                                                            -------   ------   ------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $   152   $  507   $  357
                                                            =======   ======   ======
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.......................................  $   404   $  164   $  129
                                                            =======   ======   ======
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR.................................................  $    --   $  404   $  164
                                                            =======   ======   ======
Cash and cash equivalents, from continuing operations,
  beginning of year.......................................  $   103   $  193   $  139
                                                            =======   ======   ======
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR.................................................  $   152   $  103   $  193
                                                            =======   ======   ======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest.............................................  $    84   $  129   $   73
                                                            =======   ======   ======
     Income tax...........................................  $   (26)  $  (85)  $   --
                                                            =======   ======   ======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed....................................  $    --   $   --   $  321
       Less: liabilities disposed.........................       --       --      236
                                                            -------   ------   ------
       Net assets disposed................................       --       --       85
       Less: cash disposed................................       --       --        5
                                                            -------   ------   ------
       Business disposition, net of cash disposed.........  $    --   $   --   $   80
                                                            =======   ======   ======
     Dividend of subsidiary:
       Assets disposed....................................  $22,135   $   --   $   --
       Less: liabilities disposed.........................   20,689       --       --
                                                            -------   ------   ------
       Net assets disposed................................    1,446       --       --
       Add: cash disposed.................................      270       --       --
       Less: dividend of interests in subsidiary..........    1,318       --       --
                                                            -------   ------   ------
       Loss on dividend of interests in subsidiary........  $   398   $   --   $   --
                                                            =======   ======   ======
     Return of capital to parent from sale of subsidiary..  $    --   $   --   $   (9)
                                                            =======   ======   ======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. GenAmerica is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico, and the District of Columbia.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     See Note 2 for discussion concerning the dispositions of certain subsidiaries.

     The Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include trust preferred securities and other limited partnership interests. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2008 presentation. See Note 14 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii) investment impairments;

          (iii) the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          (v) the estimated fair value of and accounting for derivatives;

          (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vii) the liability for future policyholder benefits;

          (viii) accounting for income taxes and the valuation of deferred tax assets;

          (ix) accounting for reinsurance transactions;

          (x) accounting for employee benefit plans; and

          (xi) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate, real estate joint ventures and other limited partnership interests, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale. Available-for-sale securities are reported at estimated fair value with unrealized investment gains and losses on these securities recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third party specialists, including broker dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.


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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value. The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in an affiliated money market pool.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values and tax credit partnerships.

          Freestanding derivatives with positive estimated fair values are more fully described in the derivatives accounting policy which follows.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are accounted for under the equity method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities, certain structured investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives. The Company's embedded derivatives are substantially held by Reinsurance Group of America, Incorporated ("RGA"), a majority-owned subsidiary, and are included in assets of subsidiaries held-for-sale and liabilities of subsidiaries held-for-sale. See
Note 2.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The Company's net investment gains (losses) on foreign operations are substantially related to the operations of RGA, and are included in income (loss) from discontinued operations, net of income tax. See Note 2.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of property, equipment and leasehold improvements was $74 million and $75 million at December 31, 2008 and 2007, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $60 million and $58 million at December 31, 2008 and 2007, respectively. Related depreciation and amortization expense was $2 million, $3 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $27 million and $25 million at December 31, 2008 and 2007, respectively. Accumulated amortization of capitalized software was $21 million and $19 million at December 31, 2008 and 2007, respectively. Related amortization expense was $2 million, $2 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions, agency and policy issuance expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross margins and the re-estimation of expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit's goodwill exceeds its estimated fair value, there is an indication of impairment and the implied fair value of the goodwill is determined in the same manner as the amount of goodwill would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair value of the reporting unit is determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model.

     Management applies significant judgment when determining the estimated fair value of the reporting unit. The valuation methodologies utilized are subject to key assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting unit could result in goodwill impairments in future periods.

     Management concluded it was appropriate to perform an interim goodwill impairment test at December 31, 2008. Based upon the tests performed, management concluded no impairment of goodwill had occurred at December 31, 2008. Additionally, the Company recognized no impairments of goodwill during the years ended December 31, 2007 and 2006. Goodwill was $35 million at both December 31, 2008 and 2007.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 72% of General American's life insurance in-force, and 75% of the number of life insurance policies in-force, at both December 31, 2008 and 2007. Participating policies represented approximately 95% and 94%, 95% and 94%, and 99% and 99% of gross and net life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities is 5%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's ("S&P") 500 Index experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; plus (ii) credited interest, ranging from 3% to 6%, less expenses, mortality charges, and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Income Taxes

     General American joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans. These benefit plans are accounted for following the guidance outlined in SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits -- An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements," effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income (loss). Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur. The Company's net investment gains (losses) on foreign operations are substantially related to the operations of RGA, and are included in income (loss) from discontinued operations, net of income tax. See
Note 2.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, short term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157 which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. At January 1, 2008, adopting SFAS 157 did not have a material impact on the Company's consolidated financial statements. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). Note 15 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009 and impacts balance sheet items including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets.

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in a VIE. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34 ("FIN 45"), to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

          (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

          (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

          (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

          (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 had no impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 had no impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized an $11 million decrease in the liability for unrecognized tax benefits, no change in the interest liability for unrecognized tax benefits, offset by $11 million of minority interest included in liabilities of subsidiary held-for-sale, resulting in no corresponding change to the January 1, 2007 balance of retained earnings. See also Note 9.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of ($5) million, net of income tax of ($3) million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement benefit plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the estimated fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement benefit plans;

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $1 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 11.

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6") prospectively. EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. EITF 07-6 concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of EITF 07-6 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively EITF Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r) and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future annual periods.

  Other Pronouncements

     In December 2008, the FASB issued FSP No. FAS 132(r)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("FSP 132(r)-1"). FSP 132(r)-1 amends SFAS No. 132(r), Employers' Disclosures about Pensions and Other Postretirement Benefits to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement plan. The FSP requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. FSP 132(r)-1 is effective for fiscal years ending after December 15, 2009. The Company will provide all of the material required disclosures in the appropriate future annual period.

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  DISPOSITIONS

  DISPOSITION OF REINSURANCE GROUP OF AMERICA, INCORPORATED

     On September 12, 2008, MetLife completed a tax-free split-off of RGA. In connection with this transaction, General American dividended to MLIC and MLIC dividended to MetLife substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. General American retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities available for sale in the Company's consolidated financial statements at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. General American has agreed to dispose of the remaining shares of RGA within the next five years. In connection with General American's agreement to dispose of the remaining shares, General American also recognized, in its

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations. See Note 14 for reclassifications related to discontinued operations.

  DISPOSITION OF PARAGON LIFE INSURANCE COMPANY

     On May 1, 2006, the Company sold Paragon Life Insurance Company ("Paragon") to its ultimate parent, MetLife. The Company received consideration of $71 million, net of cash sold of $5 million. Immediately following the sale, MetLife merged Paragon with and into MLIC. The amount received below book value was recorded as a return of capital to MLIC of $9 million. Total revenues of Paragon included in the Company's consolidated revenues were $23 million for the year ended December 31, 2006.

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities, and the percentage that each sector represents by the respective total holdings at:

                                                             DECEMBER 31, 2008
                                              -----------------------------------------------
                                                               GROSS
                                               COST OR      UNREALIZED
                                              AMORTIZED   --------------    ESTIMATED    % OF
                                                 COST     GAIN      LOSS   FAIR VALUE   TOTAL
                                              ---------   ----      ----   ----------   -----
                                                           (IN MILLIONS)
U.S. corporate securities...................    $2,434    $ 36      $235     $2,235      36.4%
Residential mortgage-backed securities......     1,063      19       121        961      15.7
Foreign corporate securities................       900      53       121        832      13.5
Foreign government securities...............       592     196        14        774      12.6
Commercial mortgage-backed securities.......       876       1       215        662      10.8
U.S. Treasury/agency securities.............       292      80        --        372       6.1
Asset-backed securities.....................       409      --       120        289       4.7
State and political subdivision securities..        16      --         1         15       0.2
Other fixed maturity securities.............        --      --        --         --       0.0
                                                ------    ----      ----     ------     -----
  Total fixed maturity securities(1),(2)....    $6,582    $385      $827     $6,140     100.0%
                                                ======    ====      ====     ======     =====
Common stock................................    $  157    $ --      $ 28     $  129      95.6
Non-redeemable preferred stock(1)...........         9      --         3          6       4.4
                                                ------    ----      ----     ------     -----
  Total equity securities...................    $  166    $ --      $ 31     $  135     100.0%
                                                ======    ====      ====     ======     =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                             DECEMBER 31, 2007
                                              -----------------------------------------------
                                                               GROSS
                                               COST OR      UNREALIZED
                                              AMORTIZED   --------------    ESTIMATED    % OF
                                                 COST     GAIN      LOSS   FAIR VALUE   TOTAL
                                              ---------   ----      ----   ----------   -----
                                                           (IN MILLIONS)
U.S. corporate securities...................    $2,559    $ 99      $ 66     $2,592      32.7%
Residential mortgage-backed securities......     1,728      13        14      1,727      21.8
Foreign corporate securities................       945     135        13      1,067      13.5
Foreign government securities...............       598     294         2        890      11.2
Commercial mortgage-backed securities.......       876      11        14        873      11.0
U.S. Treasury/agency securities.............       369      13        --        382       4.8
Asset-backed securities.....................       326       1        17        310       3.9
State and political subdivision securities..         4      --        --          4       0.2
Other fixed maturity securities.............       103      --        29         74       0.9
                                                ------    ----      ----     ------     -----
  Total fixed maturity securities(1),(2)....    $7,508    $566      $155     $7,919     100.0%
                                                ======    ====      ====     ======     =====
Common stock................................    $   17    $ --      $ --     $   17      54.8
Non-redeemable preferred stock(1)...........        14       1         1         14      45.2
                                                ------    ----      ----     ------     -----
  Total equity securities...................    $   31    $  1      $  1     $   31     100.0%
                                                ======    ====      ====     ======     =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities classified as non-redeemable preferred stock held by the Company at December 31, 2008 and 2007 had an estimated fair value of $3 million and $12 million, respectively. In addition, the Company held $3 million and $2 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, also included in non-redeemable preferred stock. Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $33 million and $74 million, respectively.

   (2) At December 31, 2008 and 2007 the Company also held $65 million and $113 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $623 million and $831 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2008 and 2007, respectively.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $209 million and $229 million at December 31, 2008 and 2007, respectively. These securities had net unrealized gains (losses) of ($55) million and $10 million at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $2 million and less than $1 million at December 31, 2008 and 2007, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Net unrealized gains associated with non-income producing fixed maturity securities were less than $1 million at both December 31, 2008 and 2007.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. At December 31, 2008, $59 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantee insurers of which $35 million, $11 million, $9 million and $4 million, are included within U.S. corporate securities, asset-backed securities, state and political subdivision securities and residential mortgage-backed securities, respectively, and 3% and 92% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively. Approximately 85% of the asset-backed securities that are credit enhanced by financial guarantee insurers are asset-backed securities which are backed by sub-prime mortgage loans.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. At December 31, 2008 and 2007, the Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $372 million and $382 million, respectively. As shown in the sector table above, at December 31, 2008 the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate securities (36.4%), residential mortgage-backed securities (15.7%), and foreign corporate securities (13.5%); and at December 31, 2007 were U.S. corporate securities (32.7%), residential mortgage-backed securities (21.8%), and foreign corporate securities (13.5%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $3,067 million and $3,659 million, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total invested assets. The exposure to the largest single issuer of corporate fixed maturity securities held at December 31, 2008 and 2007 was $76 million and $84 million, respectively. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $442 million and $467 million, respectively, the total of these ten issuers being less than 5% of the Company's total invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign(1)..................................    $  832      27.1%    $1,067      29.2%
Industrial..................................       527      17.2        582      15.9
Utility.....................................       514      16.8        512      14.0
Finance.....................................       441      14.4        697      19.0
Consumer....................................       421      13.7        522      14.3
Communications..............................       140       4.6        198       5.4
Other.......................................       192       6.2         81       2.2
                                                ------     -----     ------     -----
  Total.....................................    $3,067     100.0%    $3,659     100.0%
                                                ======     =====     ======     =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors, and other fixed maturity foreign investments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Collateralized mortgage obligations.......     $796       82.8%    $1,094      63.3%
  Pass-through securities...................      165       17.2        633      36.7
                                                 ----      -----     ------     -----
Total residential mortgage-backed
  securities................................     $961      100.0%    $1,727     100.0%
                                                 ====      =====     ======     =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 65%, 23%, and 12% of the total holdings, respectively. At December 31, 2008 and 2007, $843 million and $1,726 million, respectively, or 88% and 99% respectively, of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the agency residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure at estimated fair value was $118 million and $197 million, respectively, with an unrealized loss of $58 million and $4 million respectively. At December 31, 2008 and 2007, $72 million and $197 million, respectively, or 61% and 100% respectively, of the Company's Alt-A residential mortgage-backed securities were rated Aa/AA or better by Moody's, S&P or Fitch. In December 2008, certain Alt-A residential mortgage-backed securities experienced ratings downgrades from investment grade to below investment grade, contributing to the decrease year over year cited above in those securities rated Aa/AA or better. At December 31, 2008 the Company's Alt-A holdings are distributed as follows: 25% 2007 vintage year, 40% 2006 vintage year and 35% 2005 and prior vintage years. In January 2009, Moody's revised its loss projections for Alt-A residential mortgage-backed securities, and the Company anticipates that Moody's will be downgrading virtually all 2006 and 2007 vintage year Alt-A securities to below investment grade, which will increase the percentage of the Company's Alt-A residential mortgage-backed securities portfolio that will be rated below investment grade. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $662 million and $873 million, respectively, at estimated fair value. At December 31, 2008 and 2007, $575 million and $695 million, respectively, of the estimated fair value, or 87% and 80%, respectively, of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, the rating distribution of the Company's commercial mortgage-backed securities holdings was as follows:
87% Aaa, 11% Aa and 2% A. At December 31, 2008, 95% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company had no exposure to CMBX securities and its holdings of commercial real estate collateralized debt obligations securities was $10 million at estimated fair value.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Asset-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in asset-backed securities was $289 million and $310 million, respectively, at estimated fair value. The Company's asset-backed securities are diversified both by sector and by issuer. At December 31, 2008 and 2007, $203 million and $158 million, respectively, or 70% and 51%, respectively, of total asset-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the largest exposures in the Company's asset-backed securities portfolio were credit card receivables, student loan receivables, residential mortgage-backed securities backed by sub-prime mortgage loans and automobile receivables of 56%, 10%, 6% and 6% of the total holdings, respectively. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. At December 31, 2008 and 2007, the Company had exposure to fixed maturity securities backed by sub-prime mortgage loans with estimated fair values of $18 million and $39 million, respectively, and unrealized losses of $26 million and $7 million, respectively. At December 31, 2008, 50% of the asset-backed securities backed by sub-prime mortgage loans have been guaranteed by financial guarantee insurers, of which 23% and 77% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk of any single issuer in its equity securities holdings, except for the RGA shares retained, which had an estimated fair value of $128 million or 13% of the Company's stockholder's equity. See
Note 2.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................    $  132      $  131       $  105      $  113
Due after one year through five years...       823         808        1,198       1,261
Due after five years through ten years..     1,050       1,010          905         955
Due after ten years.....................     2,229       2,279        2,370       2,680
                                            ------      ------       ------      ------
  Subtotal..............................     4,234       4,228        4,578       5,009
Mortgage-backed and other asset-backed
  securities............................     2,348       1,912        2,930       2,910
                                            ------      ------       ------      ------
  Total fixed maturity securities.......    $6,582      $6,140       $7,508      $7,919
                                            ======      ======       ======      ======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Fixed maturity securities...........................  $(442)    $ 894     $ 852
Equity securities...................................    (31)      (19)        5
Derivatives.........................................     (3)       (3)       (2)
Minority interest...................................     --      (150)     (159)
Short-term investments..............................    (45)       --        --
Other...............................................     --       (28)      (20)
                                                      -----     -----     -----
  Subtotal..........................................   (521)      694       676
                                                      -----     -----     -----
Amounts allocated from DAC and VOBA.................     60       (97)      (27)
Deferred income tax.................................    162      (249)     (280)
                                                      -----     -----     -----
  Subtotal..........................................    222      (346)     (307)
                                                      -----     -----     -----
Net unrealized investment gains (losses)............  $(299)    $ 348     $ 369
                                                      =====     =====     =====



     The changes in net unrealized investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                       2008      2007      2006
                                                     -------     ----     -----
                                                            (IN MILLIONS)
Balance, at January 1,.............................  $   348     $369     $ 431
Unrealized investment gains (losses) during the
  year.............................................   (1,302)      18      (111)
Unrealized investment loss of subsidiary at the
  date of dividend of interests....................       87       --        --
Unrealized investment gains (losses) relating to:
  DAC and VOBA.....................................      175      (70)       18
  DAC and VOBA of subsidiary at date of dividend of
     interests.....................................      (18)      --        --
  Deferred income tax..............................      457       31        31
  Deferred income tax of subsidiary at date of
     dividend of interests.........................      (46)      --        --
                                                     -------     ----     -----
Balance, at December 31,...........................  $  (299)    $348     $ 369
                                                     =======     ====     =====
Change in net unrealized investment gains
  (losses).........................................  $  (647)    $(21)    $ (62)
                                                     =======     ====     =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                     DECEMBER 31, 2008
                                        ---------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                                                            THAN
                                          LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                        -----------------------   -----------------------   -----------------------
                                                        GROSS                     GROSS                     GROSS
                                         ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                        FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.............    $  797        $ 94        $  612        $141        $1,409        $235
Residential mortgage-backed
  securities..........................       276          65           107          56           383         121
Foreign corporate securities..........       353          62           144          59           497         121
Foreign government securities.........        94           9            44           5           138          14
Commercial mortgage-backed
  securities..........................       319          55           328         160           647         215
Asset-backed securities...............       157          30           124          90           281         120
State and political subdivision
  securities..........................        14           1             1          --            15           1
                                          ------        ----        ------        ----        ------        ----
  Total fixed maturity securities.....    $2,010        $316        $1,360        $511        $3,370        $827
                                          ======        ====        ======        ====        ======        ====
Equity securities.....................    $  131        $ 30        $   --        $  1        $  131        $ 31
                                          ======        ====        ======        ====        ======        ====
Total number of securities in an
  unrealized loss position............       462                       347
                                          ======                    ======




                                                                     DECEMBER 31, 2007
                                        ---------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                                                            THAN
                                          LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                        -----------------------   -----------------------   -----------------------
                                                        GROSS                     GROSS                     GROSS
                                         ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                        FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.............    $  607         $32        $  548         $34        $1,155        $ 66
Residential mortgage-backed
  securities..........................       390           8           356           6           746          14
Foreign corporate securities..........       206           3            95          10           301          13
Foreign government securities.........        25          --            22           2            47           2
Commercial mortgage-backed
  securities..........................        44           1           483          13           527          14
Asset-backed securities...............       209          12            49           5           258          17
State and political subdivision
  securities..........................         1          --            --          --             1          --
Other fixed maturity securities.......        74          29            --          --            74          29
                                          ------         ---        ------         ---        ------        ----
  Total fixed maturity securities.....    $1,556         $85        $1,553         $70        $3,109        $155
                                          ======         ===        ======         ===        ======        ====
Equity securities.....................    $    2         $--        $    3         $ 1        $    5        $  1
                                          ======         ===        ======         ===        ======        ====
Total number of securities in an
  unrealized loss position............       290                       227
                                          ======                    ======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2008
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months....................    $  872    $1,285      $ 59      $457       216        234
Six months or greater but less than nine
  months................................       485        59        48        31        93         15
Nine months or greater but less than
  twelve months.........................       400        98        48        56        58         22
Twelve months or greater................       966        32       110        18       166          9
                                            ------    ------      ----      ----
  Total.................................    $2,723    $1,474      $265      $562
                                            ======    ======      ====      ====
EQUITY SECURITIES:
Less than six months....................    $  156    $    2      $ 28      $  2         1          1
Six months or greater but less than nine
  months................................        --        --        --        --        --         --
Nine months or greater but less than
  twelve months.........................         2         2        --         1         1          1
Twelve months or greater................        --        --        --        --        --         --
                                            ------    ------      ----      ----
  Total.................................    $  158    $    4      $ 28      $  3
                                            ======    ======      ====      ====




                                                                DECEMBER 31, 2007
                                         --------------------------------------------------------------
                                           COST OR AMORTIZED     GROSS UNREALIZED         NUMBER OF
                                                 COST                  LOSS              SECURITIES
                                         --------------------   ------------------   ------------------
                                         LESS THAN     20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                            20%         MORE       20%       MORE       20%       MORE
                                         ---------     ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................    $1,067        $24       $ 54       $ 6       165        12
Six months or greater but less than
  nine months..........................       290          1         14        --        76         1
Nine months or greater but less than
  twelve months........................       285         --         19        --        47        --
Twelve months or greater...............     1,587         10         59         3       214         4
                                           ------        ---       ----       ---
  Total................................    $3,229        $35       $146       $ 9
                                           ======        ===       ====       ===
EQUITY SECURITIES:
Less than six months...................    $   --        $--       $ --       $--        --        --
Six months or greater but less than
  nine months..........................        --         --         --        --        --        --
Nine months or greater but less than
  twelve months........................         2         --         --        --         1        --
Twelve months or greater...............         4         --          1        --         1        --
                                           ------        ---       ----       ---
  Total................................    $    6        $--       $  1       $--
                                           ======        ===       ====       ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $265 million and $146 million, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 10% and 5%, respectively, of the cost or amortized cost of such securities. At December 31, 2008 and 2007, $28 million and $1 million, respectively, of unrealized losses related to equity securities with an unrealized loss position of less than 20% of cost, which represented 18% and 17%, respectively, of the cost of such securities.

     At December 31, 2008, $562 million and $3 million of unrealized losses related to fixed maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 38% and 75% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $562 million and $3 million, $457 million and $2 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months. At December 31, 2007, $9 million of unrealized losses were all related to fixed maturity securities with an unrealized loss position of 20% or more of amortized cost, which represented 26% of amortized cost of such fixed maturity securities. Of such unrealized losses of $9 million, $6 million related to fixed maturity securities that were in an unrealized loss position for a period of less than six months. At December 31, 2007, there were no equity securities with an unrealized loss of 20% or more.

     The Company held five fixed maturity securities and one equity security, each with a gross unrealized loss at December 31, 2008 of greater than $10 million. These five fixed maturity securities represented 8% or $65 million in the aggregate, of the gross unrealized loss on fixed maturity securities. The one equity security, represented by the RGA shares retained is 90%, or $28 million in the aggregate, of the gross unrealized loss on equity securities. The Company held no fixed maturity securities or equity securities, with a gross unrealized loss at December 31, 2007 of greater than $10 million. These securities were included in the regular evaluation of whether such securities are other-than-temporarily impaired. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline being primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads which resulted from a lack of market liquidity and a short-term market dislocation versus a long-term deterioration in credit quality, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration of, and severity of, an unrealized loss position, such as unrealized losses of 20% or more for equity securities, which was $3 million at December 31, 2008 is given greater weight and consideration, than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES value, or until maturity. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     Equity securities with an unrealized loss of 20% or more was $3 million at December 31, 2008, all of which are for investment grade financial services industry non-redeemable preferred securities, that were rated A or higher.

     There were no equity securities with an unrealized loss of 20% or more for twelve months or greater.

     In connection with the equity securities impairment review process during 2008, the Company evaluated its holdings in non-redeemable preferred securities, particularly those of financial services industry companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred securities with a severe or an extended unrealized loss. With respect to common stock holdings, the Company considered the duration and severity of the securities in an unrealized loss position of 20% or more; and the duration of securities in an unrealized loss position of 20% or less with in an extended unrealized loss position (i.e., 12 months or more).

     The Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity and equity securities of $858 million and $156 million, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                               DECEMBER 31,
                                                               ------------
                                                               2008    2007
                                                               ----    ----
SECTOR:
  U.S. corporate securities..................................    27%     42%
  Commercial mortgage-backed securities......................    25       9
  Asset-backed securities....................................    14      11
  Foreign corporate securities...............................    14       8
  Residential mortgage-backed securities.....................    14       9
  Other......................................................     6      21
                                                                ---     ---
       Total.................................................   100%    100%
                                                                ===     ===
INDUSTRY:
  Mortgage-backed............................................    39%     18%
  Finance....................................................    19      22
  Asset-backed...............................................    14      11
  Utility....................................................    10      13
  Consumer...................................................     6       1
  Industrial.................................................     2      13
  Government.................................................     2       2
  Communication..............................................     2      --
  Other......................................................     6      20
                                                                ---     ---
       Total.................................................   100%    100%
                                                                ===     ===



  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2008    2007   2006
                                                         ----   -----   ----
                                                            (IN MILLIONS)
  Fixed maturity securities............................  $(87)  $  (6)  $(30)
  Equity securities....................................    (2)     --      6
  Mortgage loans on real estate........................    --      (2)     1
  Real estate and real estate joint ventures...........    --       1     --
  Freestanding derivatives.............................   215    (103)     1
  Other................................................    11      19      1
                                                         ----   -----   ----
     Net investment gains (losses).....................  $137   $ (91)  $(21)
                                                         ====   =====   ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                                      FIXED MATURITY
                                        SECURITIES           EQUITY SECURITIES             TOTAL
                                 ------------------------   ------------------   ------------------------
                                  2008     2007     2006    2008   2007   2006    2008     2007     2006
                                 ------   ------   ------   ----   ----   ----   ------   ------   ------
                                                               (IN MILLIONS)
Proceeds.......................  $1,594   $1,029   $1,774    $--    $--    $ 9   $1,594   $1,029   $1,783
                                 ======   ======   ======    ===    ===    ===   ======   ======   ======
Gross investment gains.........      16        9       12     --     --      6       16        9       18
                                 ------   ------   ------    ---    ---    ---   ------   ------   ------
Gross investment losses........     (28)     (14)     (42)    --     --     --      (28)     (14)     (42)
                                 ------   ------   ------    ---    ---    ---   ------   ------   ------
Writedowns
     Credit-related............     (69)      (1)      --     (2)    --     --      (71)      (1)      --
     Other than credit-
       related(1)..............      (6)      --       --     --     --     --       (6)      --       --
                                 ------   ------   ------    ---    ---    ---   ------   ------   ------
     Total writedowns..........     (75)      (1)      --     (2)    --     --      (77)      (1)      --
                                 ------   ------   ------    ---    ---    ---   ------   ------   ------
  Net investment gains
     (losses)..................  $  (87)  $   (6)  $  (30)   $(2)   $--    $ 6   $  (89)  $   (6)  $  (24)
                                 ======   ======   ======    ===    ===    ===   ======   ======   ======



--------

   (1) Other-than credit related writedowns include items such as fixed maturity securities where an interest-rate related writedown was taken.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment losses, were $77 million and $1 million for the years ended December 31, 2008 and 2007, respectively. The substantial increase in 2008 over 2007 was driven by writedowns totaling $65 million of financial services industry securities holdings, comprised of $63 million of fixed maturity securities and $2 million of equity securities. There were no losses from fixed maturity and equity securities deemed other-than-temporarily impaired for the year ended December 31, 2006.

     Overall, of the $75 million of fixed maturity security writedowns in 2008, $63 million were on financial services industry services holdings; $5 million were on communication industry holdings; $2 million on asset-backed (substantially all are backed by or exposed to sub-prime mortgage loans); and $5 million in fixed maturity security holdings that the Company either lacked the intent to hold, or due to extensive credit spread widening, the Company was uncertain of its intent to hold these fixed maturity securities for a period of time sufficient to allow for recovery of the market value decline.

     The $2 million of writedowns on equity securities in 2008, were all related to the financial services industry holdings.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                      2008      2007      2006
                                                      ----      ----      ----
                                                            (IN MILLIONS)
Fixed maturity securities...........................  $385      $459      $460
Equity securities...................................     1         1        --
Mortgage loans on real estate.......................    14        15        20
Policy loans........................................   106       101       100
Real estate and real estate joint ventures..........    11        11        12
Other limited partnership interests.................    (4)       (4)       (1)
Cash, cash equivalents and short-term investments...    10        19        12
Other...............................................    --         1         2
                                                      ----      ----      ----
  Total investment income...........................   523       603       605
Less: Investment expenses...........................    49        92        84
                                                      ----      ----      ----
  Net investment income.............................  $474      $511      $521
                                                      ====      ====      ====



     Net investment income from other limited partnership interests, including hedge funds, represents distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method. Overall for 2008, the net amount recognized by the Company was a loss of $4 million resulting principally from losses on equity method investments. Such earnings and losses recognized for other limited partnership interests are impacted by volatility in the equity and credit markets.

     Affiliated administrative service charges, included in investment expenses, included in the table above, were $6 million, $5 million and $5 million, for the years ended December 31, 2008, 2007 and 2006, respectively. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily major brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities with a cost or amortized cost of $679 million and $1,372 million and an estimated fair value of $737 million and $1,392 million were on loan under the program at December 31, 2008 and 2007, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $742 million and $1,434 million at December 31, 2008 and 2007, respectively. Of this $742 million of cash collateral at December 31, 2008, $113 million was on open terms, meaning that the related loaned security could be returned to the Company on the next business day requiring return of cash collateral and $517 million and $112 million, respectively, were due within 30 days and 60 days. Of the $108 million of estimated fair value of the securities related to the cash collateral on open at December 31, 2008, $55 million were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan are primarily U.S. Treasury and agency securities, and very liquid residential mortgage-backed securities. The estimated fair value of the reinvestment portfolio acquired with the cash collateral was $585 million at December 31, 2008, and consisted principally of fixed maturity securities (including residential mortgage-backed, asset-backed, U.S. corporate and foreign corporate securities).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Security collateral of $25 million on deposit from counterparties in connection with the securities lending transactions at December 31, 2008 may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. There was no security collateral on deposit from counterparties in connection with the securities lending transactions at December 31, 2007.

  ASSETS ON DEPOSIT AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $1,060 million and $1,356 million at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity securities.

     Certain of the Company's fixed maturity securities are pledged as collateral for various derivative transactions as described in Note 4.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................   $177      80.8%    $201      82.7%
Agricultural mortgage loans...................     42      19.2       42      17.3
                                                 ----     -----     ----     -----
  Total.......................................    219     100.0%     243     100.0%
                                                          =====              =====
Less: Valuation allowances....................     --                  2
                                                 ----               ----
  Mortgage loans on real estate...............   $219               $241
                                                 ====               ====



     Mortgage loans on real estate are collateralized by properties primarily located in the United States. At December 31, 2008, 34%, 9% and 8% of the value of the Company's mortgage loans on real estate were located in California, Florida and Texas, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      ----------------------------
                                                      2008        2007        2006
                                                      ----        ----        ----
                                                              (IN MILLIONS)
Balance at January 1,...............................   $ 2         $--         $ 1
Additions...........................................    --           2          --
Deductions..........................................    (2)         --          (1)
                                                       ---         ---         ---
Balance at December 31,.............................   $--         $ 2         $--
                                                       ===         ===         ===



     There were no impaired mortgage loans at December 31, 2008. The Company had $4 million of impaired mortgage loans, net of $2 million of valuation allowances at December 31, 2007. The average investment in impaired mortgage loans was $2 million, $6 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively. There was no interest income on impaired mortgage loans for the year ended December 31, 2008. Interest income on impaired mortgage loans was less than $1 million for the years ended December 31, 2007 and 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                              DECEMBER 31,
                                                            ----------------
                                                            2008        2007
                                                            ----        ----
                                                              (IN MILLIONS)
Real estate...............................................  $ 69        $ 68
Accumulated depreciation..................................   (17)        (16)
                                                            ----        ----
Net real estate...........................................    52          52
Real estate joint ventures................................     3           3
                                                            ----        ----
  Total real estate holdings..............................  $ 55        $ 55
                                                            ====        ====



     All of the Company's real estate holdings are classified as held-for-investment. Related depreciation expense on real estate was $1 million, $2 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company's real estate holdings are located in the United States. At December 31, 2008, 95% of the Company's real estate holdings were located in California.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................    $37       67%      $37       67%
Industrial....................................     15       27        15       27
Real estate investment funds..................      3        6         3        6
                                                  ---      ---       ---      ---
  Total real estate holdings..................    $55      100%      $55      100%
                                                  ===      ===       ===      ===



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $81 million and $33 million at December 31, 2008 and 2007, respectively. Included within other limited partnership interests at December 31, 2008 and 2007 are $34 million and $9 million, respectively, of hedge funds.

     For the years ended December 31, 2008, 2007 and 2006, net investment loss from other limited partnership interests was $4 million, $4 million and $1 million, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets at:

                                                            DECEMBER 31,
                                           ---------------------------------------------
                                                    2008                    2007
                                           ---------------------   ---------------------
                                           CARRYING                CARRYING
                                             VALUE    % OF TOTAL     VALUE    % OF TOTAL
                                           --------   ----------   --------   ----------
                                                           (IN MILLIONS)
Freestanding derivatives with positive
  fair values............................    $113         89.7%       $77         96.3%
Tax credit partnerships..................      10          7.9         --            0
Other....................................       3          2.4          3          3.7
                                             ----        -----        ---        -----
  Total..................................    $126        100.0%       $80        100.0%
                                             ====        =====        ===        =====



     See Note 4 regarding the freestanding derivatives with positive estimated fair values. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method.

  VARIABLE INTEREST ENTITIES

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but it is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                           DECEMBER 31, 2008
                                                        -----------------------
                                                                      MAXIMUM
                                                         CARRYING   EXPOSURE TO
                                                        AMOUNT(1)     LOSS(2)
                                                        ---------   -----------
                                                             (IN MILLIONS)
Fixed maturity securities, available-for-sale(3)
  Foreign corporate securities........................     $14          $14
  U.S. Treasury/agency securities.....................      16           16
Other limited partnership interests(4)................      38           38
Other invested assets(5)..............................       3            3
                                                           ---          ---
  Total...............................................     $71          $71
                                                           ===          ===



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties.

   (3) These assets are reflected at estimated fair value within fixed maturity securities available-for-sale.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   (5) Other invested assets include tax credit partnerships and other investments established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits.

     As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2008, 2007 and 2006.
  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $514 million and $224 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool which is an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $9 million, $15 million and $4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company did not transfer any invested assets to or from affiliates during the years ended December 31, 2008 and 2006. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, for 2007 are as follows:

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                                    2007
                                                               -------------
                                                               (IN MILLIONS)
Estimated fair value of assets transferred to affiliates.....       $19
Amortized cost of assets transferred to affiliates...........       $19
Net investment gains (losses) recognized on transfers........       $--
Estimated fair value of assets transferred from affiliates...       $10



4.  DERIVATIVE FINANCIAL INSTRUMENTS
  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, held at:

                                               DECEMBER 31, 2008                 DECEMBER 31, 2007
                                        -------------------------------   -------------------------------
                                                      CURRENT MARKET                    CURRENT MARKET
                                                       OR FAIR VALUE                     OR FAIR VALUE
                                        NOTIONAL   --------------------   NOTIONAL   --------------------
                                         AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                        --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Interest rate swaps...................   $  220     $ 81        $--        $  313      $37        $ 1
Financial futures.....................      135       --          2           213        1          2
Foreign currency swaps................       31        5          1            29       --          6
Foreign currency forwards.............      595       22         --           807       38         --
Financial forwards....................       --       --         --            45       --         --
Credit default swaps..................      164        5          1           170        1         --
                                         ------     ----        ---        ------      ---        ---
  Total...............................   $1,145     $113        $ 4        $1,577      $77        $ 9
                                         ======     ====        ===        ======      ===        ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                               REMAINING LIFE
                                    --------------------------------------------------------------------
                                                  AFTER ONE YEAR   AFTER FIVE YEARS
                                    ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                        LESS           YEARS             YEARS          YEARS      TOTAL
                                    -----------   --------------   ----------------   ---------   ------
                                                                (IN MILLIONS)
Interest rate swaps...............      $ 33            $39              $ 10            $138     $  220
Financial futures.................       135             --                --              --        135
Foreign currency swaps............        --              5                23               3         31
Foreign currency forwards.........       595             --                --              --        595
Credit default swaps..............        --             --               121              43        164
                                        ----            ---              ----            ----     ------
  Total...........................      $763            $44              $154            $184     $1,145
                                        ====            ===              ====            ====     ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Fair value......................   $   --     $ --        $--        $   17      $--        $ 1
Cash flow.......................       --       --         --             4       --         --
Non-qualifying..................    1,145      113          4         1,556       77          8
                                   ------     ----        ---        ------      ---        ---
  Total.........................   $1,145     $113        $ 4        $1,577      $77        $ 9
                                   ======     ====        ===        ======      ===        ===



     The Company recognized insignificant net investment income (expense) from settlement payments related to qualifying hedges for the years ended December 31, 2008, 2007 and 2006.

     The Company recognized net investment gains (losses) from settlement payments related to non-qualifying hedges of $8 million, $2 million, and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  FAIR VALUE HEDGES

     The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of SFAS 133.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2008, 2007 and 2006. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2008, 2007 and 2006.

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For each of the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007, and 2006.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,..................................................   $(2)      $(2)      $(2)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of the cash flow
  hedges..............................................     1        --         1
Amounts reclassified to net investment gains
  (losses)............................................    --        --        (1)
                                                         ---       ---       ---
Other comprehensive income (loss) balance at December
  31,.................................................   $(1)      $(2)      $(2)
                                                         ===       ===       ===



     At December 31, 2008, insignificant amounts of the deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2009.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2008, 2007 and 2006.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2008 and 2007 include gains (losses) of $5 million and ($5) million, respectively, related to foreign currency contracts used to hedge its net investments in foreign operations. The Company did not record any gains (losses) on foreign currency contracts for the year ended December 31, 2006. There was no foreign currency translation gain (loss) recorded in 2008. At December 31, 2007, the cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income (loss) related to these hedges was ($5) million. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income
(loss) are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;
(iv) equity variance swaps as a macro hedge on certain invested assets; (v) interest rate futures to economically hedge liabilities embedded in certain variable annuity products; and (vi) credit default swaps to synthetically create investments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                      2008       2007      2006
                                                      ----      -----      ----
                                                            (IN MILLIONS)
Net investment gains (losses).......................  $207      $(105)      $(4)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 15 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require the accepting of collateral in connection with its derivative instruments.

     At December 31, 2008 and 2007, the Company was obligated to return cash collateral under its control of $64 million and $4 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     The Company has exchange-traded futures, which require the pledging of collateral. At December 31, 2008, the Company did not provide any securities collateral for exchange traded futures. At December 31, 2007, the Company pledged securities collateral for exchange-traded futures of $2 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2008, the Company provided cash collateral for exchange-traded futures of $3 million, which is included in premiums and other receivables. At December 31, 2007, the Company did not provide cash collateral for exchange-traded futures.

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event, as defined by the contract, occurs generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $74 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2008, the Company would have paid $1 million to terminate all of these contracts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2008:

                                                                 DECEMBER 31, 2008
                                            ----------------------------------------------------------
                                                               MAXIMUM AMOUNT
                                             FAIR VALUE OF   OF FUTURE PAYMENTS
RATING AGENCY DESIGNATION OF REFERENCED     CREDIT DEFAULT      UNDER CREDIT        WEIGHTED AVERAGE
CREDIT OBLIGATIONS(1)                            SWAPS        DEFAULT SWAPS(2)    YEARS TO MATURITY(3)
---------------------------------------     --------------   ------------------   --------------------
                                                                   (IN MILLIONS)
Aaa/Aa/A
  Single name credit default swaps
     (corporate)..........................        $--                $ 7                   5.0
  Credit default swaps referencing
     indices..............................         (1)                67                   4.0
                                                  ---                ---
       Subtotal...........................         (1)                74                   4.1
Baa
  Single name credit default swaps
     (corporate)..........................         --                 --                    --
  Credit default swaps referencing
     indices..............................         --                 --                    --
                                                  ---                ---
       Subtotal...........................         --                 --                    --
Ba
  Single name credit default swaps
     (corporate)..........................         --                 --                    --
  Credit default swaps referencing
     indices..............................         --                 --                    --
                                                  ---                ---
       Subtotal...........................         --                 --                    --
B
  Single name credit default swaps
     (corporate)..........................         --                 --                    --
  Credit default swaps referencing
     indices..............................         --                 --                    --
                                                  ---                ---
       Subtotal...........................         --                 --                    --
Caa and lower
  Single name credit default swaps
     (corporate)..........................         --                 --                    --
  Credit default swaps referencing
     indices..............................         --                 --                    --
                                                  ---                ---
       Subtotal...........................         --                 --                    --
In or near default
  Single name credit default swaps
     (corporate)..........................         --                 --                    --
  Credit default swaps referencing
     indices..............................         --                 --                    --
                                                  ---                ---
       Subtotal...........................         --                 --                    --
                                                  ---                ---
                                                  $(1)               $74                   4.1
                                                  ===                ===



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then the MetLife rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                         DAC    VOBA   TOTAL
                                                        ----   -----   -----
                                                            (IN MILLIONS)
Balance at January 1, 2006............................  $231   $  93   $ 324
  Capitalizations.....................................    20      --      20
                                                        ----   -----   -----
       Subtotal.......................................   251      93     344
                                                        ----   -----   -----
  Less: Amortization related to:
     Net investment gains (losses)....................    --      (2)     (2)
     Other expenses...................................    79     (28)     51
                                                        ----   -----   -----
       Total amortization.............................    79     (30)     49
                                                        ----   -----   -----
  Less: Unrealized investment gains (losses)..........    (3)    (15)    (18)
  Less: Other.........................................    50      27      77
                                                        ----   -----   -----
Balance at December 31, 2006..........................   125     111     236
  Effect of SOP 05-1 adoption.........................    (3)     (5)     (8)
  Capitalizations.....................................     7      --       7
                                                        ----   -----   -----
       Subtotal.......................................   129     106     235
                                                        ----   -----   -----
  Less: Amortization related to:
     Net investment gains (losses)....................    (2)     (2)     (4)
     Other expenses...................................    15      14      29
                                                        ----   -----   -----
       Total amortization.............................    13      12      25
                                                        ----   -----   -----
  Less: Unrealized investment gains (losses)..........    (1)     71      70
  Less: Other.........................................     3      --       3
                                                        ----   -----   -----
Balance at December 31, 2007..........................   114      23     137
  Less: Amortization related to:
     Net investment gains (losses)....................     3      (4)     (1)
     Other expenses...................................    10       9      19
                                                        ----   -----   -----
       Total amortization.............................    13       5      18
                                                        ----   -----   -----
  Less: Unrealized investment gains (losses)..........    (3)   (154)   (157)
  Less: Other.........................................    (2)     (1)     (3)
                                                        ----   -----   -----
Balance at December 31, 2008..........................  $106   $ 173   $ 279
                                                        ====   =====   =====



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $10 million in 2009, $9 million in 2010, $9 million in 2011, $8 million in 2012, and $8 million in 2013.

     Amortization of VOBA and DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses provide information regarding the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                                                          OTHER
                                    FUTURE POLICY         POLICYHOLDER ACCOUNT         POLICYHOLDER
                                      BENEFITS                  BALANCES                  FUNDS
                                 ------------------      ---------------------      -----------------
                                                             DECEMBER 31,
                                 --------------------------------------------------------------------
                                  2008        2007        2008           2007       2008         2007
                                 ------      ------      ------         ------      ----         ----
                                                             (IN MILLIONS)
Group life.................      $   15      $   34      $    1         $   --      $  1         $  1
Retirement & savings.......          33          35          19             42        --           --
Non-medical health &
  other....................         317         329          --             --         4            5
Traditional life...........       4,559       4,596          --             --       121          118
Variable & universal life..          80          64       3,125          3,079        67           58
Annuities..................          88          87         863            886        --           --
Other......................          84          52         135            127        56           47
                                 ------      ------      ------         ------      ----         ----
     Total.................      $5,176      $5,197      $4,143         $4,134      $249         $229
                                 ======      ======      ======         ======      ====         ====



     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were less than $1 million at both December 31, 2008 and 2007. Affiliated policyholder account balances, included in the table above, were less than $1 million at both December 31, 2008 and 2007. Affiliated other policyholder funds, included in the table above, were ($196) million and ($227) million at December 31, 2008 and 2007, respectively.

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $1,406 million and $2,003 million at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $78 million and $77 million at December 31, 2008 and 2007, respectively. The average interest rate credited on these contracts was 3.92% and 4.14% at December 31, 2008 and 2007, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $49 million, $57 million and $84 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     For each of the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                     DECEMBER 31,
                                                           --------------------------------
                                                                2008               2007
                                                           -------------      -------------
                                                                 AT                 AT
                                                           ANNUITIZATION      ANNUITIZATION
                                                           -------------      -------------
                                                                     (IN MILLIONS)
ANNUITY CONTRACTS (1)
TWO TIER ANNUITIES
General account value....................................    $     283          $     286
Net amount at risk (2)...................................    $      50 (4)      $      51 (4)
Average attained age of contractholders..................     60 years           60 years


                                                                     DECEMBER 31,
                                                           --------------------------------
                                                                2008               2007
                                                           -------------      -------------
                                                             SECONDARY          SECONDARY
                                                             GUARANTEES         GUARANTEES
                                                           -------------      -------------
                                                                     (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate account).............    $   1,183          $   1,107
Net amount at risk (2)...................................    $  17,496 (3)      $  18,250 (3)
Average attained age of policyholders....................     58 years           57 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                 UNIVERSAL AND
                                                    ANNUITY      VARIABLE LIFE
                                                   CONTRACTS       CONTRACTS
                                                 -------------   -------------
                                                   GUARANTEED
                                                 ANNUITIZATION     SECONDARY
                                                    BENEFITS       GUARANTEES    TOTAL
                                                 -------------   -------------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2006.....................       $ 7             $ 6         $13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2006...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2007...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2008...................       $ 7             $ 6         $13
                                                      ===             ===         ===



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
                                                               (IN MILLIONS)
Mutual Fund Groupings
  Equity.....................................................   $12      $18
  Bond.......................................................     1        1
  Balanced...................................................    --        2
  Money Market...............................................     2        2
  Specialty..................................................     1       --
                                                                ---      ---
     Total...................................................   $16      $23
                                                                ===      ===



7.  REINSURANCE

     General American's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. General American has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, General American reinsured up to 90% of the mortality risk for all new individual life insurance. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, General American changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, General American reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, General American may retain up to $2.5 million per life and reinsure 100% of amounts in excess of General American retention limits. The Company evaluates its reinsurance programs

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
PREMIUMS:
  Direct premiums...................................  $ 384     $ 410     $ 412
  Reinsurance assumed...............................    211       181       170
  Reinsurance ceded.................................   (311)     (283)     (283)
                                                      -----     -----     -----
     Net premiums...................................  $ 284     $ 308     $ 299
                                                      =====     =====     =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type product
     policy fees....................................  $ 357     $ 302     $ 363
  Reinsurance ceded.................................   (197)     (114)     (137)
                                                      -----     -----     -----
     Net universal life and investment-type product
       policy fees..................................  $ 160     $ 188     $ 226
                                                      =====     =====     =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims...........  $ 574     $ 652     $ 694
  Reinsurance assumed...............................    186       175       175
  Reinsurance ceded.................................   (306)     (342)     (424)
                                                      -----     -----     -----
     Net policyholder benefits and claims...........  $ 454     $ 485     $ 445
                                                      =====     =====     =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables........................  $  650   $  468
Claim recoverables........................................      80       92
Deposit recoverables......................................      16       29
All other recoverables....................................       4        5
                                                            ------   ------
  Total...................................................  $  750   $  594
                                                            ======   ======
AFFILIATED RECOVERABLES:
Future policy benefit recoverables........................  $1,238   $1,257
Deposit recoverables......................................     136      127
All other recoverables....................................       9        6
                                                            ------   ------
  Total...................................................  $1,383   $1,390
                                                            ======   ======



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers. The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $212 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $16 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances except $1,198 million of reserves and $8 million of other receivables are secured by funds withheld accounts or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $528 million, or 70%, of its total unaffiliated reinsurance recoverable balance of $750 million at December 31, 2008. Of these reinsurance recoverable balances, $212 million were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $271 million and $331 million at December 31, 2008 and 2007, respectively. Reinsurance balances receivable from affiliated reinsurers, included in other policyholder funds were $196 million and $227 million, at December 31, 2008 and 2007, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries including MLIC, Exeter Reassurance Company, Ltd., MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, Metropolitan Tower Life Insurance Company, New England Life Insurance Company, and Missouri Reinsurance (Barbados), Inc., all of which are related parties. The table below includes amounts related to transactions between these related parties and RGA through September 12, 2008, the date of the Company's dividend of its interests in RGA.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table reflects related party reinsurance information:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2008   2007   2006
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Assumed premiums.............................................  $ 43   $129   $129
Assumed benefits, included in policyholder benefits and
  claims.....................................................  $120   $194   $155
Assumed benefits, included in policyholder dividends.........  $ --   $  9   $  7
Assumed acquisition costs, included in other expenses........  $ --   $ --   $  1
Ceded premiums...............................................  $ 15   $ 80   $ 85
Ceded fees, included in universal life and investment-type
  product policy fees........................................  $118   $ 65   $ 90
Income from deposit contracts, included in other revenues....  $  3   $  2   $  2
Ceded benefits, included in policyholder benefits and
  claims.....................................................  $ 18   $ 25   $ 10
Ceded benefits, included in interest credited to policyholder
  account balances...........................................  $ 61   $ 58   $ 54
Ceded benefits, included in policyholder dividends...........  $ --   $  9   $  7
Interest costs on ceded reinsurance, included in other
  expenses...................................................  $ 49   $  5   $ 45


8.  LONG-TERM DEBT AND SHORT-TERM DEBT- AFFILIATED

     Long-term and short-term debt outstanding is as follows:

                                               INTEREST RATES
                                            -------------------                DECEMBER 31,
                                                       WEIGHTED               -------------
                                              RANGE     AVERAGE    MATURITY   2008     2007
                                            --------   --------   ---------   ----     ----
                                                                              (IN MILLIONS)
Surplus notes.............................    7.63%      7.63%       2024     $100     $100
Other notes...............................  8% - 12%     8.40%    2009-2016      1        1
                                                                              ----     ----
Total long-term debt......................                                     101      101
Total short-term debt -- affiliated.......                                      --       50
                                                                              ----     ----
  Total...................................                                    $101     $151
                                                                              ====     ====



     The aggregate maturities of long-term debt at December 31, 2008 for the next five years are less than $1 million in each of the years 2009 through 2013 and $100 million thereafter.

     Unsecured senior debt ranks highest in priority and consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

  SHORT-TERM DEBT -- AFFILIATED

     There was no short-term debt outstanding at December 31, 2008. On December 31, 2007, MetLife Credit Corporation, an affiliate, issued a $50 million short-term loan to the Company with a fixed rate of 4.82%, which was repaid at maturity on January 2, 2008. The Company used the net proceeds of the loan for general corporate purposes.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $9 million for each of the years ended December 31, 2008, 2007 and 2006.

9.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                         YEARS ENDED DECEMBER
                                                                 31,
                                                       -----------------------
                                                       2008     2007      2006
                                                       ----     ----     -----
                                                            (IN MILLIONS)
Current:
  Federal............................................  $(10)    $(41)    $(156)
  Foreign............................................    75       50        29
                                                       ----     ----     -----
  Subtotal...........................................    65        9      (127)
                                                       ----     ----     -----
Deferred:
  Federal............................................    30       30       171
                                                       ----     ----     -----
Provision for income tax.............................  $ 95     $ 39     $  44
                                                       ====     ====     =====




     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2008     2007     2006
                                                         ----     ----     ----
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate...................  $ 75     $ 28     $ 44
Tax effect of:
  Tax-exempt investment income.........................     9        2       (2)
  State and local income taxes.........................    --       --        1
  Prior year tax.......................................    (7)       8       (2)
  RGA dividend of interest(1)..........................    16       --       --
  Other, net...........................................     2        1        3
                                                         ----     ----     ----
Provision for income tax...............................   $95      $39      $44
                                                         ====     ====     ====




--------

   (1) See Notes 2 and 14 for discussion concerning the dividend of interest in RGA.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                             -------------
                                                             2008     2007
                                                             ----     ----
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables.................  $ 33     $ 64
  Employee benefits........................................    19       22
  Tax credit carryforwards.................................    55       --
  Net unrealized investment losses.........................   162       --
  Other....................................................     8      162
                                                             ----     ----
                                                              277      248
  Less: Valuation allowance................................    --       --
                                                             ----     ----
                                                              277      248
                                                             ----     ----
Deferred income tax liabilities:
  Investments..............................................    37       68
  DAC......................................................    10      (46)
  Net unrealized investment gains..........................    --      249
  Other....................................................    20        9
                                                             ----     ----
                                                               67      280
                                                             ----     ----
Net deferred income tax asset/(liability)..................  $210     $(32)
                                                             ====     ====



     A valuation allowance is provided when it is more likely than not that some portion of the deferred income tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred income tax assets.

     The Company has not recorded a valuation allowance against the deferred tax asset of $162 million recognized in connection with unrealized investment losses at December 31, 2008. The Company has the intent and ability to hold such securities until their recovery or maturity and the Company has available to it tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     At December 31, 2008, the Company had tax credit carryforwards of $55 million, which begin to expire in 2018. The tax credit carryfowards are expected to be utilized during the period allowed.

     Effective January 1, 2006, General American joined with MetLife and its includable affiliates in filing a federal income tax return. General American participates in a tax sharing agreement with MetLife. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     Pursuant to the tax sharing agreement, the amount due from affiliates is $16 million and $120 million as of December 31, 2008 and 2007, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2001. Due to a lapse of the statute of limitations, the 2003 and 2004 tax years are no longer subject to audit. In the first quarter of 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2009.

     As a result of the implementation of FIN 48 on January 1, 2007, the Company recognized an $11 million decrease in the liability for unrecognized tax benefits, no increase/decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $0, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $21 million. The Company reclassified, at adoption, $32 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company did not reclassify, at adoption, any deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. The total amount of unrecognized tax benefits as of January 1, 2007 that would affect the effective tax rate, if recognized, was $21 million. The Company also had $3 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $18 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $18 million. The total amount of unrecognized tax benefits decreased by $6 million from December 31, 2007 due to lapses in the statutes of limitations.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $24 million, an increase of $3 million from the date of adoption, and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $24 million, an increase of $3 million from the date of adoption.

     The Company does not anticipate any material change in the total amount of unrecognized tax benefits over the ensuing 12 month period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2008 and December 31, 2007, is as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
                                                               (IN MILLIONS)
Balance as of the beginning of the period....................   $24      $21
Additions for tax positions of current year..................    --        7
Lapses of statutes of limitations............................    (6)      (4)
                                                                ---      ---
Balance as of the end of the period..........................   $18      $24
                                                                ===      ===



     During the year ended December 31, 2008, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $5 million of accrued interest associated with the liability for unrecognized tax benefits, an increase of $1 million from December 31, 2007.

     During the year ended December 31, 2007, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $4 million of accrued interest associated with the liability for unrecognized tax benefits, an increase of $1 million from the date of adoption.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $1 million and $1 million, respectively, related to the separate account DRD.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims may be resolved through settlement. Other sales practices claims may be won by dispositive motion or may go to trial. The current cases may seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Regulators have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has been cooperating fully with these inquiries. The Company is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

     North American National Marketing, LLC, et al. v. General American Life Insurance Co., et al. (Dist. Ct, Colo., Arapahoe Cty., filed March 21, 2007) North American National Marketing ("North American") and its affiliate sued the Company and MetLife, Inc. alleging breach of a contract between the Company and North American for the design, development and distribution of certain universal life insurance products for the Company during the period from 2001 to 2004. Plaintiffs seek damages comprised of fees and commissions relating to sales of the life insurance products designed by North American. The Company and MetLife, Inc. dispute these alleged damages and are vigorously defending the lawsuit, which is currently scheduled for a jury trial in April 2009.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may conduct investigations, serve subpoenas, or make other inquiries, concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

     In 2007, the Company received $39 million, included in other revenues, based on the resolution of an indemnification claim associated with the 2000 acquisition of the Company by MLIC.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2008, 2007 and 2006. At both December 31, 2008 and 2007, the Company maintained a liability of $4 million, a related asset for premium tax offsets of $3 million for undiscounted future assessments in respect of impaired, insolvent or failed insurers, and an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

  COMMITMENTS

  Leases

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Future minimum rental income relating to these lease agreements are as follows:

                                                                    RENTAL
                                                                    INCOME
                                                                -------------
                                                                (IN MILLIONS)
2009..........................................................        $8
2010..........................................................        $4
2011..........................................................        $3
2012..........................................................        $3
2013..........................................................        $1
Thereafter....................................................        $1


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $182 million and $57 million at December 31, 2008 and 2007, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amount of these unfunded commitments was $6 million at December 31, 2008. At December 31, 2007, there were no unfunded commitments to fund private corporate bond investments.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $2 million to $45 million, with a cumulative maximum of $61 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2008, the Company did not record any liabilities for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at both December 31, 2008 and 2007.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $74 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. As of December 31, 2008, the Company would have paid $1 million to terminate all of these contracts.

     See Note 4 for further disclosures related to credit default swap obligations.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     General American's employees, sales representatives and retirees participate in qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2008, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 95% of the obligations result from benefits calculated with the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     General American also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of General American who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for General American, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     General American is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. General American's share of pension expense was $7 million, $7 million and $8 million for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, General American's share of other postretirement expense was less than $1 million, less than $1 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively. The combined allocated benefit expense is included in the accompanying consolidated statements of income.

     General American continues to sponsor non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service credits while employed, but are not accruing additional benefits in these plans.

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $7 million at December 31, 2005, $4 million net of income tax, and was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $6 million, $4 million, net of income tax of $2 million, and remained as a reduction of accumulated other comprehensive income. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, and prior service costs and credits that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                 DECEMBER 31, 2006
                                               ----------------------------------------------------
                                                             ADDITIONAL
                                                               MINIMUM
                                                   PRE         PENSION    ADOPTION OF       POST
                                                 SFAS 158     LIABILITY     SFAS 158      SFAS 158
BALANCE SHEET CAPTION                          ADJUSTMENTS   ADJUSTMENT    ADJUSTMENT   ADJUSTMENTS
---------------------------------------------  -----------   ----------   -----------   -----------
                                                                   (IN MILLIONS)
Other assets: Prepaid pension benefit cost...      $(38)         $--          $  9          $(29)
Other liabilities: Accrued postretirement
  benefit cost...............................      $ --           --            --          $ --
                                                                 ---          ----
  Subtotal...................................                     --             9
Net liability of subsidiary held-for-sale....                      1           (17)
                                                                 ---          ----
Accumulated other comprehensive income
  (loss), before income tax:
  Defined benefit plans......................      $ (7)           1            (8)         $(14)
Minority interest............................                     --             8
Deferred income tax..........................                     --            (1)
                                                                 ---          ----
Accumulated other comprehensive income
  (loss), net of income tax:
  Defined benefit plans......................      $ (4)         $ 1          $ (1)         $ (4)
                                                                 ===          ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                           DECEMBER 31,
                                                    -------------------------
                                                                     OTHER
                                                                  POSTRETIRE-
                                                      PENSION         MENT
                                                      BENEFITS      BENEFITS
                                                    -----------   -----------
                                                    2008   2007   2008   2007
                                                    ----   ----   ----   ----
                                                          (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of
  year............................................  $ 26   $ 29   $ --   $ --
  Service cost....................................    --     --     --     --
  Interest cost...................................     2      2     --     --
  Net actuarial (gains) losses....................    --     (2)    --     --
  Change in benefits..............................    --     --     --     --
  Benefits paid...................................    (3)    (3)    --     --
                                                    ----   ----   ----   ----
Benefit obligation at end of year.................    25     26     --     --
                                                    ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year....    --     --     --     --
  Actual return on plan assets....................    --     --     --     --
  Employer contribution...........................     3      3     --     --
  Benefits paid...................................    (3)    (3)    --     --
                                                    ----   ----   ----   ----
Fair value of plan assets at end of year..........    --     --     --     --
                                                    ----   ----   ----   ----
Funded status at end of year......................  $(25)  $(26)   $--    $--
                                                    ====   ====   ====   ====
Amounts recognized in consolidated balance sheet
  consist of:
  Other liabilities...............................  $(25)  $(26)   $--    $--
                                                    ====   ====   ====   ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses............................  $ 12   $ 19    $--    $ 2
  Prior service credit............................   (13)   (11)    --     --
                                                    ----   ----   ----   ----
                                                      (1)     8     --      2
  Deferred income tax and minority interest.......    --     (6)    --     (1)
                                                    ----   ----   ----   ----
                                                    $ (1)  $  2    $--    $ 1
                                                    ====   ====   ====   ====



     The accumulated benefit obligation for all defined benefit pension plans was $25 million and $26 million at December 31, 2008 and 2007, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
                                                               (IN MILLIONS)
Projected benefit obligation.................................   $25      $26
Accumulated benefit obligation...............................   $25      $26
Fair value of plan assets....................................   $--      $--


     The projected benefit obligation exceeded assets for all pension plans at both December 31, 2008 and 2007.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                               --------------------------------------------------
                                                                            OTHER POSTRETIREMENT
                                                  PENSION BENEFITS                BENEFITS
                                               ----------------------     -----------------------
                                               2008     2007     2006     2008      2007     2006
                                               ----     ----     ----     ----      ----     ----
                                                                  (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost...............................   $--      $--      $--      $--       $--      $--
  Interest cost..............................     2        2        2       --        --       --
  Expected return on plan assets.............    --       --       --       --        --       --
  Amortization of net actuarial (gains)
     losses..................................     1       --       (2)      --        --       --
  Amortization of prior service cost
     (credit)................................    (3)      (2)      --       --        --       --
                                                ---      ---      ---      ---       ---      ---
     Net periodic benefit cost...............    --       --      $--       --        --      $--
                                                                  ===                         ===
     Net periodic cost of asset held-for-
       sale..................................    --        4                --         1
                                                ---      ---               ---       ---
                                                 --        4                --         1
                                                ---      ---               ---       ---
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS
  RECOGNIZED IN OTHER COMPREHENSIVE INCOME
     (LOSS)
  Net actuarial (gains) losses...............    (7)      (3)               (2)       (3)
  Prior service cost (credit)................     2        1                --        --
  Amortization of net actuarial gains
     (losses)................................    (1)      (1)               --        --
  Amortization of prior service (cost)
     credit..................................     3        2                --        --
                                                ---      ---               ---       ---
     Total recognized in other comprehensive
       income (loss).........................    (3)      (1)               (2)       (3)
                                                ---      ---               ---       ---
     Total recognized in net periodic benefit
       cost and other comprehensive income
       (loss)................................   $(3)     $ 3               $(2)      $(2)
                                                ===      ===               ===       ===



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits of ($3) million and other postretirement benefits of ($2) million for an aggregate reduction in other comprehensive income (loss) of ($5) million before income tax and ($4) million, net of income tax and minority interest.

     The estimated net actuarial losses and prior service credit for the defined benefit pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are less than $1 million and ($2) million, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                             DECEMBER 31,
                                                   -------------------------------
                                                                         OTHER
                                                      PENSION         POSTRETIRE-
                                                      BENEFITS       MENT BENEFITS
                                                   -------------     -------------
                                                   2008     2007     2008     2007
                                                   ----     ----     ----     ----
Weighted average discount rate...................  6.60%    6.65%      --       --
Rate of compensation increase....................   N/A      N/A      N/A      N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                                DECEMBER 31,
                                                  ---------------------------------------
                                                                              OTHER
                                                                         POSTRETIREMENT
                                                   PENSION BENEFITS         BENEFITS
                                                  ------------------   ------------------
                                                  2008   2007   2006   2008   2007   2006
                                                  ----   ----   ----   ----   ----   ----
Weighted average discount rate..................  6.65%  6.00%  5.80%    --     --     --
Expected rate of return on plan assets..........   N/A    N/A    N/A    N/A    N/A    N/A
Rate of compensation increase...................   N/A    N/A    N/A    N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  CASH FLOWS

     In 2009, the Company expects to make contributions of $2 million to its pension plans. Benefit payments are funded from the Company's general assets as they become due under the provision of the plans.

     Gross benefit payments for the next ten years are expected to be as follows:

                                                              PENSION BENEFITS
                                                              ----------------
                                                                (IN MILLIONS)
2009........................................................         $ 2
2010........................................................         $ 3
2011........................................................         $ 3
2012........................................................         $ 3
2013........................................................         $ 3
2014 - 2018.................................................         $12


  SAVINGS AND INVESTMENT PLANS

     The Company's employees participate in savings and investment plans for which a portion of employee contributions are matched. The Company's expense was less than $1 million for each of the years ended December 31, 2008, 2007 and 2006.

12.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of General American.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     General American, domiciled in Missouri, applied to its state insurance regulator and was permitted to admit the lesser of the amount of the deferred tax asset expected to be realized within three years of the balance sheet date or 15% of statutory capital and surplus for the most recently filed statement with the domiciliary state commissioner. The NAIC statutory accounting principles currently admit the lesser of the amount of the deferred tax asset expected to be realized within one year of the balance sheet date or 10% of the statutory capital and surplus for the most recently filed statement with the domiciliary state commissioner. As a result of the relief, the Company's minimum statutory capital requirement was reduced by $58 million as of December 31, 2008.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $1,177 million, $106 million and $316 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $1,079 million and $2,280 million at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its statutory surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized investment gains). General American will be permitted to pay a stockholder dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Commissioner of Insurance (the "Commissioner"). As described in Note 2, the Company paid an in-kind extraordinary dividend of $1,318 million to GenAmerica for the year ended December 31, 2008. For the year ended December 31, 2007, the Company did not pay any dividends to GenAmerica. The Company paid $13 million for the year ended December 31, 2006 in dividends for which prior insurance regulatory clearance was not required. Based on amounts at December 31, 2008, General American could pay to GenAmerica a stockholder dividend of $107 million without prior approval of the Commissioner in 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                       ----------------------
                                                         2008    2007    2006
                                                       -------   ----   -----
                                                            (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year...........................................  $(1,370)  $ 22   $(115)
Income tax effect of holding gains (losses)..........      544    (13)     38
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.............................      105     29      16
  Amortization of premiums and accretion of discounts
     associated with investments.....................      (37)   (33)    (12)
  Income tax effect..................................      (26)     2      (1)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts.............      175    (70)     18
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts...............      (61)    42      (6)
Unrealized investment loss of dividend of interest in
  subsidiary.........................................       69     --      --
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary................      (46)    --      --
                                                       -------   ----   -----
Net unrealized investment gains (losses), net of
  income tax.........................................     (647)   (21)    (62)
                                                       -------   ----   -----
Foreign currency translation adjustment..............     (122)    60      11
Minimum pension liability adjustment, net of income
  tax................................................       --     --       1
Defined benefit plan adjustment, net of income tax...        4      1      --
                                                       -------   ----   -----
Other comprehensive income (loss)....................  $  (765)  $ 40   $ (50)
                                                       =======   ====   =====



13.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2008     2007     2006
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Compensation..........................................  $ 22     $ 10     $ 21
Commissions...........................................    13       15       36
Reinsurance allowances................................   (17)     (22)     (43)
Interest and debt issue costs.........................    10       10        9
Amortization of DAC and VOBA..........................    18       25       49
Capitalization of DAC.................................    --       (7)     (20)
Insurance tax.........................................    11       13       17
Other.................................................    27       33       74
                                                        ----     ----     ----
Total other expenses..................................  $ 84     $ 77     $143
                                                        ====     ====     ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For the years ended December 31, 2008, 2007 and 2006 commissions, reinsurance allowances and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 7. See also Note 16 for discussion of affiliated expenses included in the table above.

  Amortization and Capitalization of DAC and VOBA

     See Note 5 for the rollforward of DAC and VOBA including impacts of amortization and capitalization.

14.  DISCONTINUED OPERATIONS

  OPERATIONS

     As more fully described in Note 2, on September 12, 2008 MetLife completed a tax-free split-off of its majority-owned subsidiary, RGA. In connection with this transaction, General American dividended to MLIC and MLIC dividended to MetLife, substantially all of its interests in RGA. RGA's assets and liabilities were reclassified to assets and liabilities of subsidiaries held for sale and its operating results were reclassified to discontinued operations for all periods presented.

     The following tables present the amounts related to the operations and financial position of RGA that have been reflected as discontinued operations in the consolidated statements of income:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2008     2007     2006
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
Premiums..................................................  $3,535   $4,910   $4,348
Net investment income.....................................     597      908      781
Other revenues............................................      69       77       66
Net investment gains (losses).............................    (249)    (177)       7
                                                            ------   ------   ------
  Total revenues..........................................   3,952    5,718    5,202
                                                            ------   ------   ------
Policyholder benefits and claims..........................   2,989    3,989    3,490
Interest credited to policyholder account balances........     108      262      254
Other expenses............................................     699    1,226    1,227
                                                            ------   ------   ------
  Total expenses..........................................   3,796    5,477    4,971
                                                            ------   ------   ------
Income before provision for income tax....................     156      241      231
Provision for income tax..................................      53       84       81
                                                            ------   ------   ------
Income from operations of discontinued operations, net of
  income tax..............................................     103      157      150
Loss in connection with the dividend of interests in
  subsidiary, net of income tax...........................    (398)      --       --
                                                            ------   ------   ------
Income (loss) from operations of discontinued operations,
  net of income tax.......................................  $ (295)  $  157   $  150
                                                            ======   ======   ======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                            DECEMBER 31, 2007
                                                            -----------------
                                                              (IN MILLIONS)
Fixed maturity securities.................................       $ 9,398
Equity securities.........................................           137
Mortgage loans on real estate, net........................           832
Policy loans..............................................         1,059
Short-term investments....................................            75
Other invested assets.....................................         4,897
                                                                 -------
  Total investments.......................................        16,398
Cash and cash equivalents.................................           404
Accrued investment income.................................            78
Premiums and other receivables............................         1,440
Deferred policy acquisition costs and VOBA................         3,513
Goodwill..................................................            96
Other assets..............................................            91
Separate account assets...................................            17
                                                                 -------
     Total assets held-for-sale...........................       $22,037
                                                                 =======
Future policy benefits....................................       $ 6,159
Policyholder account balances.............................         6,657
Other policyholder funds..................................         2,297
Long-term debt............................................           528
Collateral financing arrangements.........................           850
Junior subordinated debt securities.......................           399
Shares subject to mandatory redemption....................           159
Current income tax payable................................            33
Deferred income tax liability.............................           941
Other liabilities.........................................         1,918
Separate account liabilities..............................            17
                                                                 -------
     Total liabilities held-for-sale......................       $19,958
                                                                 =======



     The operations of RGA include direct policies and reinsurance agreements with MetLife and some of its affiliates. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these affiliated transactions, including ceded amounts that reduced premiums and fees by $23 million, $38 million, and $32 million and ceded amounts that reduced policyholder benefits and claims by $13 million, $33 million, and $44 million for the years ended December 31, 2008, 2007 and 2006, respectively, that have not been eliminated as these transactions are expected to continue after the RGA divestiture. Related amounts included in the Company's consolidated balance sheets that have not been eliminated include assets totaling $456 million, and liabilities totaling $361 million at December 31, 2007.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

15.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                   AMOUNT      VALUE    FAIR VALUE
-----------------                                  --------   --------   ----------
                                                             (IN MILLIONS)
ASSETS:
Fixed maturity securities........................              $ 7,919     $ 7,919
Equity securities................................              $    31     $    31
Mortgage loans on real estate....................              $   241     $   247
Policy loans.....................................              $ 1,657     $ 1,657
Short-term investments...........................              $   237     $   237
Cash and cash equivalents........................              $   103     $   103
Accrued investment income........................              $   107     $   107
Assets of subsidiaries held-for-sale.............              $11,983     $11,992
LIABILITIES:
Policyholder account balances....................              $ 1,055     $ 1,030
Short-term debt -- affiliated....................              $    50     $    50
Long-term debt...................................              $   101     $   121
Payables for collateral under securities loaned
  and other transactions.........................              $ 1,438     $ 1,438
Liabilities of subsidiaries held-for-sale........              $ 6,915     $ 6,044


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities and Equity Securities -- The estimated fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage Loans on Real Estate -- Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Cash Equivalents and Short-term Investments -- The estimated fair values for cash and cash equivalents and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Affiliated Short-term Debt and Long-term Debt -- The estimated fair value of short-term debt-affiliated approximates fair value due to the short-term duration of the instrument. Long-term debt is determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

     Payables for Collateral Under Securities Loaned and Other Transactions
-- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value.

     Assets and Liabilities of Subsidiaries Held-For-Sale -- The carrying values of assets and liabilities of subsidiaries held-for-sale reflect those assets and liabilities which were previously determined to be financial instruments and which were reflected in other financial statement captions in the table above in previous periods but have been reclassified to this caption to reflect the discontinued nature of the operations. The estimated fair value of the assets and liabilities of subsidiaries held-for-sale have been determined on a basis consistent with similar instruments as described herein.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps and foreign currency forwards are based upon quotations obtained from dealers or other reliable sources. See
Note 4 for derivative fair value disclosures.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                         NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                         AMOUNT      VALUE    FAIR VALUE
-----------------                                        --------   --------   ----------
                                                                   (IN MILLIONS)
ASSETS:
Fixed maturity securities..............................              $6,140      $6,140
Equity securities......................................              $  135      $  135
Mortgage loans on real estate..........................              $  219      $  213
Policy loans...........................................              $1,691      $2,088
Other limited partnership interests(1).................              $    2      $    2
Short-term investments.................................              $  514      $  514
Other invested assets:(1)
  Derivative assets....................................    $910      $  113      $  113
  Other................................................              $    3      $    3
Cash and cash equivalents..............................              $  152      $  152
Accrued investment income..............................              $   99      $   99
Premiums and other receivables(1)......................              $  153      $  121
Separate account assets................................              $1,484      $1,484
LIABILITIES:
Policyholder account balances(1).......................              $1,016      $  843
Long-term debt.........................................              $  101      $   74
Payables for collateral under securities loaned and
  other transactions...................................              $  806      $  806
Other liabilities:(1)
  Derivative liabilities...............................    $235      $    4      $    4
  Other................................................              $    9      $    9
Separate account liabilities(1)........................              $  189      $  189
COMMITMENTS:(2)
Commitments to fund private corporate bond
  investments..........................................    $  6      $   --      $   --


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Commitments are off-balance sheet obligations.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities and Equity Securities -- When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans on Real Estate -- The Company originates mortgage loans on real estate principally for investment purposes. These loans are carried at amortized cost within the consolidated financial statements. The fair value for mortgage loans on real estate is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Other Limited Partnership Interests -- Other limited partnerships included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheet represents investments in other limited partnerships accounted for using the equity method, which do not satisfy the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests accounted for under the cost method are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of freestanding derivatives with positive estimated fair values, cash held in trust and investments in tax credit partnerships. Investments in tax credit partnerships, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table. Cash held in trust is treated as cash and cash equivalents where estimated fair value generally approximates carrying value.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     Cash and Cash Equivalents -- Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled and fees and general operating receivables.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over very short periods such that the estimated fair value approximate their carrying values. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with SOP O3-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. The difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding arrangements, fixed deferred annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard swap valuation models as well as its claims paying ability.

     Long-term Debt -- The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     Payables for Collateral Under Securities Loaned and Other Transactions
-- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of freestanding derivatives with negative estimated fair values; tax and litigation contingency liabilities; obligations for employee-related benefits; amounts due on cash collateral held in relation to securities lending; interest payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     The amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable; amounts due on cash collateral held in relation to securities lending; and amounts due for securities purchased but not yet settled. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding under institutional retirement & savings products.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Commitments to Fund Private Corporate Bond Investments -- The estimated fair values for commitments to fund private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                               DECEMBER 31, 2008
                                      ------------------------------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                      -----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR                        SIGNIFICANT
                                       IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                        AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                           (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                      ------------------   -----------------   ------------   ----------
                                                                 (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.........         $ --                $2,070            $165         $2,235
  Residential mortgage-backed
     securities.....................           --                   959               2            961
  Foreign corporate securities......           --                   782              50            832
  Foreign government securities.....           --                   679              95            774
  Commercial mortgage-backed
     securities.....................           --                   648              14            662
  U.S. Treasury/agency securities...          289                    83              --            372
  Asset-backed securities...........           --                   225              64            289
  State and political subdivision
     securities.....................           --                    15              --             15
                                             ----                ------            ----         ------
     Total fixed maturity
       securities...................          289                 5,461             390          6,140
                                             ----                ------            ----         ------
Equity securities:
  Common stock......................           --                   128               1            129
  Non-redeemable preferred stock....           --                     1               5              6
                                             ----                ------            ----         ------
     Total equity securities........           --                   129               6            135
                                             ----                ------            ----         ------
Short-term investments..............           --                   514              --            514
Derivative assets(1)................           --                   113              --            113
Separate account assets(2)..........          660                   729              95          1,484
                                             ----                ------            ----         ------
     Total assets...................         $949                $6,946            $491         $8,386
                                             ====                ======            ====         ======
LIABILITIES
Derivative liabilities(1)...........         $  2                $    1            $  1         $    4
                                             ====                ======            ====         ======



--------

   (1) Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the rollforward in the following tables.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   (2) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities. As it relates to derivatives, this level includes financial futures including interest rate futures. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, state and political subdivision securities, foreign government securities and asset-backed securities. Equity securities classified as Level 2 securities consist principally of common stock and certain equity securities where market quotes are available but are not considered actively traded. Short-term investments included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes derivatives for which all the inputs used are observable; including foreign currency forwards, foreign currency swaps, interest rate swaps and credit default swaps. Separate account assets classified within this level are generally similar to those classified within this level for the general account. Hedge funds owned by separate accounts are also included within this level.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including:
             U.S. and foreign corporate securities -- including below investment grade private placements; residential mortgage-backed securities; commercial mortgage backed securities; foreign government securities and asset-backed securities -- including all of those supported by sub-prime mortgage loans. Equity securities classified as Level 3 securities consist of common stock of privately held companies and non-redeemable preferred stock where there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. As it relates to derivatives this category includes credit default swaps having unobservable credit correlations. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                         -----------------------------------------------------------------------------------------------------
                                                              TOTAL REALIZED/UNREALIZED
                                                             GAINS (LOSSES) INCLUDED IN:
                                                            ----------------------------   PURCHASES,
                           BALANCE,    IMPACT OF   BALANCE,                    OTHER         SALES,      TRANSFER IN  BALANCE,
                         DECEMBER 31,   SFAS 157  BEGINNING                COMPREHENSIVE  ISSUANCES AND   AND/OR OUT   END OF
                             2007     ADOPTION(1) OF PERIOD EARNINGS(2, 3) INCOME (LOSS) SETTLEMENTS(4) OF LEVEL 3(5)  PERIOD
                         ------------ ----------- --------- -------------- ------------- -------------- ------------- --------
                                                                    (IN MILLIONS)

Fixed maturity
  securities............     $612         $--        $612        $(56)          $(97)         $(62)          $(7)       $390
Equity securities.......       12          --          12          (1)            (1)           (4)           --           6
Net derivatives(6)......       --          --          --          --             --            (1)           --          (1)
Separate account
  assets(7).............      124          --         124         (25)            --            (1)           (3)         95


--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. As described in
       Note 1, there was no material impact of adoption on Level 3 assets and liabilities.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses.

   (3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (8) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                           TOTAL GAINS AND LOSSES
                                                  ---------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED
                                                                   GAINS
                                                       (LOSSES) INCLUDED IN EARNINGS
                                                  ---------------------------------------
                                                      NET              NET
                                                  INVESTMENT       INVESTMENT
                                                    INCOME       GAINS (LOSSES)     TOTAL
                                                  ----------     --------------     -----
                                                                  (IN MILLIONS)
Fixed maturity securities....................         $ 8             $(64)          $(56)
Equity securities............................          --               (1)            (1)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                          CHANGES IN UNREALIZED GAINS (LOSSES)
                                                        RELATING TO ASSETS AND LIABILITIES HELD
                                                                  AT DECEMBER 31, 2008
                                                       -----------------------------------------
                                                           NET               NET
                                                       INVESTMENT        INVESTMENT
                                                         INCOME        GAINS (LOSSES)      TOTAL
                                                       ----------      --------------      -----
                                                                     (IN MILLIONS)
Fixed maturity securities........................          $ 9              $(63)           $(54)
Equity securities................................           --                (2)             (2)
Net derivatives..................................           --                (1)             (1)


16.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $36 million, $44 million and $50 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $28 million, $5 million and $8 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $6 million, $14 million and $21 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively. The Company received fees for this service of $28 million, $26 million and $11 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into a distribution agreement with MetLife Investors Distribution Company ("MDC"), in which MDC agrees to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate MDC for the sale and servicing of such insurance products in accordance with the terms of the agreement. MDC charged the Company $2 million, $4 million and $5 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into an investment service agreement with several affiliates ("Advisors"), in which the Advisors provide investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Per the agreement, the net profit or loss of the Advisors is allocated to the Company resulting in revenue of $1 million, $2 million and $2 million included in universal life and investment-type product policy fees, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net receivables from affiliates of $9 million and $32 million at December 31, 2008 and 2007, respectively, related to the items discussed above. These net receivables exclude affiliated reinsurance balances discussed in Note 7.

     See Notes 3, 6 and 8 for additional related party transactions.

                                    PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS



a.   Financial Statements
     -----------------------------------------------------------------------------------------

The following financial statements of the Separate Account are included in Part B hereof:

1.   Report of Independent Registered Public Accounting Firm.

2.   Statement of Assets and Liabilities of December 31, 2008.

3.   Statement of Operations for the year ended December 31, 2008.

4.   Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007.

5.   Notes to Financial Statements.

The following financial statements of the Company are included in Part B hereof:

1.   Report of Independent Registered Public Accounting Firm.

2.   Balance Sheets as of December 31, 2008 and 2007.

3.   Statements of Income for the years ended December 31, 2008, 2007 and 2006.

4.   Statements of Stockholder's Equity for the years ended December 31, 2008, 2007 and 2006.

5.   Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006.

6.   Notes to Financial Statements.





The Following Consolidated financial statements of General American Life Insurance Company (the
"Guarantor") are
included in Part B hereof:

1.   Report of Independent Registered Public Accounting Firm.

2.   Consolidated Balance Sheets as of December 31, 2008 and 2007.

3.   Consolidated Statements of Income for the years ended December 31, 2008, 2007 and 2006.

4.   Consolidated Statements of Stockholder's Equity for the years ended December 31, 2008, 2007 and
     2006.

5.   Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006.

6.   Notes to Consolidated Financial Statements.




b.            Exhibits
              ----------

1.            Resolution of Board of Directors of the Company authorizing the establishment of the Variable
              Account.(1)

2.            Not Applicable.

3.   (i)      Principal Underwriter's and Selling Agreement. (effective January 1, 2001).(7)

     (ii)     Amendment to Principal Underwriter's and Selling Agreement. (Effective January 1, 2002).(7)

     (iii)    Form of Retail Sales Agreement (MLIDC 7-01-05 (LTC))(13)

     (iv)     Agreement and Plan of Merger (12-01-04) (MLIDC into GAD) (15)

4.   (i)      Individual Flexible Purchase Payment Deferred Variable Annuity Contract.(2)

     (ii)     Fixed Account Rider.(2)

     (iii)    Enhanced Dollar Cost Averaging Rider.(2)

     (iv)     Three Month Market Entry Rider.(2)

     (v)      Death Benefit Rider - (Annual Step-Up).(2)

     (vi)     Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider.(2)

     (vii)    Waiver of Withdrawal Charge for Terminal Illness Rider.(2)

     (viii)   Individual Retirement Annuity Endorsement.(2)

     (ix)     Roth Individual Retirement Annuity Endorsement.(2)


     (x)        401 Plan Endorsement.(2)

     (xi)       Tax Sheltered Annuity Endorsement.(2)

     (xii)      Unisex Annuity Rates Rider.(2)

     (xiii)     Simple Individual Retirement Annuity Endorsement.(2)

     (xiv)      Individual Retirement Annuity Endorsement 6023.1 (9/02).(7)

     (xv)       Tax Sheltered Annuity Endorsement 6026.1 (9/02).(7)

     (xvi)      Roth Individual Retirement Annuity Endorsement 6024.1 (9/02).(7)

     (xvii)     401 (a)/403 (a) Plan Endorsement 6025.1 (9/02).(7)

     (xviii)    Simple Individual Retirement Annuity Endorsement 6276 (9/02).(7)

     (xix)      Endorsement (Name change effective February 5, 2001. First Metlife Investors Insurance Company;
                formerly First Cova Life Insurance Company)(4)

     (xx)       Guaranteed Withdrawal Benefit Rider FMLI-690-2 (11/05) (8)

     (xxi)      Guaranteed Withdrawal Benefit Endorsement FMLI-GWB (11/05)-E (8)

     (xxii)     Form of Contract Schedule 6028-3 [Class AA, B or VA] (11/05)-A (9)

     (xxiii)    Guaranteed Minimum Accumulation Benefit Rider - Living Benefit (GMAB) FMLI-670-1 (11/05) (8)

     (xxiv)     Designated Beneficiary Non-Qualified Annuity Endorsement FMLI-NQ-1 (11/05)-I (9)

     (xxv)      Form of Lifetime Guaranteed Withdrawal Benefit Rider (11)

     (xxvi)     Form of Guaranteed Minimum Income Benefit Rider (11)

     (xxvii)    Form of Contract Schedule (enhanced GMIB Plus) (11)

     (xxviii)   Lifetime Guaranteed Withdrawal Benefit Rider FMLI-690-3 (6/06) (12)

     (xxix)     Form of Contract Schedule 6028-3 [Class VA] (11/05)-A (12)

     (xxx)      Death Benefit Rider - (Principal Protection) 6015 (02/02). (15)

     (xxxi)     Form of Contract Schedule 6028 (7/08) (21)

     (xxxii)    Form of Contract Schedule MLIU-ELGWB (4/08) (21)

     (xxxiii)   Form of Lifetime Guaranteed Withdrawal Benefit Rider FMLI-690-4 (7/08) (21)

     (xxxiv)    Form of Guaranteed Minimum Income Benefit - Living Benefit Rider FMLI-560-4 (7/08) (21)

5.   (i)        Form of Variable Annuity Application. (3)

     (ii)       Form of Variable Annuity Application Class AA 4515 (5/04) (APPA-504AANY)(6)

     (iii)      Form of Variable Annuity Application Class B 4516 (5/04) (APPVA-504BNY)(6)

     (iv)       Form of Variable Annuity Application Class AA 4515 (7/04) (APPVA-704AANY) (8)

     (v)        Form of Variable Annuity Application Class B 4516 (4/05) (APPVA-505BNY) (8)

     (vi)       Form of Variable Annuity Application Class VA 4467 (7/05) (APPVA1105VANY) (8)

     (vii)      Form of Variable Annuity Application Class VA 4467 (1/06) (APPVAVAVANY-606) (12)

     (viii)     Form of Variable Annuity Application (21)

6.   (i)        Copy of Articles of Incorporation of the Company.(1)

     (ii)       Copy of Amended and Restated Bylaws of the Company.(3)

7.   (i)        Reinsurance Agreement between First MetLife Investors Insurance Company and Metropolitan Life
                Insurance Company.(5)

     (ii)       Reinsurance Agreement and Administrative Services Agreement between First MetLife Investors
                Insurance Company and Metropolitan Life Insurance Company.(19)

8.   (i)        Form of Fund Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM
                Distributors, Inc., First Cova Life Insurance Company and Cova Life Sales Company (April 3, 2000)(4)

     (ii)       Participation Agreement among First MetLife Investors Insurance Company, Alliance Capital
                Management L.P. and Alliance Fund Distributors, Inc. (May 1, 2001)(3)


(iii)   Fund Participation Agreement between First MetLife Investors Insurance Company, and each of Dreyfus
        Variable Investment Fund and Dreyfus Life and Annuity Index Funds, Inc. (d/b/a Dreyfus Stock Index
        Fund) (April 27, 2001)(3)

(iv)    Participation Agreement by and among First MetLife Investors Insurance Company, Fidelity Distributors
        Corporation and each of Variable Insurance Products Fund, Variable Insurance Products Fund II and
        Variable Insurance Products Fund III (May 11, 2001)(3)



    (v)   (a.)     Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin
                   Templeton Distributors, Inc. and First Cova Financial Life Insurance Company (September 1,
                   2000)(3)

          (b.)     Amendment No. 4 to Participation Agreement between Franklin Templeton Variable Insurance
                   Products Trust, Franklin Templeton Distributors, Inc., First MetLife Investors Insurance Company and
                   MetLife Investors Distribution Company (effective April 30, 2007)(18)



   (vi)     Participation Agreement among MFS Variable Insurance Trust, First Cova Life Insurance Company and
            Massachusetts Financial Services Company (April 2000)(4)

   (vii)    Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife
            Investors Distribution Company and First MetLife Investors Insurance Company (February 12, 2001)(3)

   (viii)   Participation Agreement among First MetLife Investors Insurance Company, Pimco Variable Insurance
            Trust and Pimco Funds Distributors LLC (March 1, 2001)(3)

   (ix)     Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc. and First Cova
            Life Insurance Company (June 15, 2000) and Amendment dated May 1, 2001 to Participation
            Agreement (3)

   (x)      Participation Agreement by and between Scudder Variable Series I and First MetLife Investors Insurance
            Company (May 1, 2001)(3)

   (xi)     Participation Agreement Among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company
            and First MetLife Investors Insurance Company (February 1, 2001)(7)

   (xii)    Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan
            Life Insurance Company and First MetLife Investors Insurance Company (effective July 1, 2004)(10)

   (xiii)   Form of Net Worth Agreement (12)

   (xiv)    Guarantee Agreement (General American Life Insurance Company) (June 1, 1995)(14)

   (xv)     Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife
            Securities, Inc. and First MetLife Investors Insurance Company (effective April 30, 2007)(15)



   (xvi)   (a.)     Fund Participation Agreement Among First MetLife Investors Insurance Company, American Funds
                    Insurance Series, and Capital Research and Management Company (effective 04-29-03)(16)

           (b.)     First Amendment to the Fund Participation Agreement Among First MetLife Investors Insurance
                    Company, American Funds Insurance Series, and Capital Research and Management Company dated
                    November 1, 2005 (effective 01-01-2007)(17)



      (xvii)   Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisors, LLC, MetLife
               Investors Distribution Company and First MetLife Investors Insurance Company (effective August 31,
               2007)(18)

9.    (i)      Opinion of Counsel (17)

      (ii)     Opinion of Counsel (General American Life Insurance Company) (14)

10.   (i)      Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) for the Depositor,
               Registrant and the Guarantor (filed herewith)


      (ii)     Consent of Independent Registered Public Accounting Firm (MetLife, Inc.) (filed herewith)


11.            Not Applicable.

12.            Not Applicable.


13.   (i)      Powers of Attorney for Michael K. Farrell, Norse N. Blazzard, Robert L. Davidow, Elizabeth M. Forget,
               George Foulke, Richard A. Hemmings, Jay S. Kaduson, Lisa S. Kuklinski, Richard C. Pearson, Thomas
               A. Price, Thomas J. Skelly, Paul A. Sylvester, Jeffrey A. Tupper and James J. Reilly (filed herewith)



          (ii)    Powers of Attorney (General American Life Insurance Company) for Lisa M. Weber, Michael K. Farrell,
                  William J. Mullaney, James L. Lipscomb, Catherine A. Rein, Stanley J. Talbi, Michael J. Vietri, Charles
                  V. Curcio, William J. Wheeler, Anthony J. Williamson, and Joseph J. Prochaska, Jr. (17)

          (iii)   Power of Attorney (General American Life Insurance Company) for James J. Reilly. (20)

      (1)         incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File
                  Nos. 033-74174 and 811-08306) as electronically filed on December 30, 1999.

      (2)         incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96773 and 811-08306) as
                  electronically filed on July 19, 2002.

      (3)         incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File Nos.
                  333-96773 and 811-08306) as electronically filed on October 15, 2002.

      (4)         incorporated by reference to Registrant's Post-Effective Amendment No. 7 to Form N-4 (File Nos.
                  033-74174 and 811-08306) as electronically filed on May 1, 2001.

      (5)         incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 (File
                  Nos. 333-96773 and 811-08306) as electronically filed on April 30, 2003.

      (6)         incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 to Form N-4 (File
                  Nos. 333-96773 and 811-08306) as electronically filed on April 27, 2004.

      (7)         incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File
                  Nos. 333-96773 and 811-08306) as electronically filed on November 2, 2004.

      (8)         incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 to Form N-4 (File
                  Nos. 333-96773 and 811-08306) as electronically filed on July 14, 2005.

      (9)         incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 to Form N-4 (File
                  Nos. 333-96773 and 811-08306) as electronically filed on September 9, 2005.

   (10)           incorporated herein by reference to Registratant's Post-Effective Amendment No. 8 to Form N-4 (File
                  Nos. 333-96773 and 811-08306) as electronically filed on October 7, 2005.

   (11)           incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 to Form N-4 (File
                  Nos. 333-54464 and 811-03365) as electronically filed on January 13, 2006.

   (12)           incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 to Form N-4 (File
                  Nos. 333-96773 and 811-03365) as electronically filed on April 21, 2006.

   (13)           incorporated herein by reference to MetLife Investors USA Separate Account A's Post-Effective
                  Amendment No. 19 to Form N-4 (File Nos. 333-54464 and 811-03365) as electronically filed on April
                  24, 2006.

   (14)           incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 to Form N-4 (File
                  Nos. 333-96795 and 811-08306) as electronically filed on July 27, 2006.

   (15)           incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 to Form N-4 (File
                  Nos. 333-96777 and 811-08306) as electronically filed on April 18, 2007.

   (16)           incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 (File
                  Nos. 333-125617 and 811-08306) as electronically filed on April 21, 2006.

   (17)           incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 to Form N-4 (File
                  Nos. 333-96773 and 811-08306) as electronically filed on April 18, 2007.

   (18)           incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 to Form N-4 (File
                  Nos. 333-96773 and 811-08306) as electronically filed on October 31, 2007.

   (19)           incorporated herein by reference to Registrant's Post-Effective Amendment No. 22 to Form N-4 (File
                  Nos. 333-96777 and 811-08306) as electronically filed on April 18, 2008.

   (20)           incorporated herein by reference to Registrant's Post Effective Amendment No. 14 to Form N-4 (file
                  Nos. 333-96773 and 811-83006) as electronically filed on July 12, 2007.

   (21)           incorporated herein by reference to Registrant's Post Effective Amendment No. 23 to Form N-4 (File
                  Nos. 333-96777 and 811-08306) as electronically filed on May 9, 2008.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR


The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:



NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------   ------------------------------------------------------------------

Michael K. Farrell                      Chairman of the Board, President,
10 Park Avenue                          Chief Executive Officer and Director
Morristown, NJ 07962

Norse N. Blazzard                       Director
1600 South Federal Highway
Suite 500, Federal Tower
Pompano Beach, FL 33062

James J. Reilly                         Vice President-Finance (principal financial officer and principal
501 Boylston Street                     accounting officer)
Boston, MA 02116

Jay S. Kaduson                          Vice President and Director
10 Park Avenue
Morristown, NJ 07962

Robert L. Davidow                       Director
367 Stanwich Road
Greenwich, CT 06830

Elizabeth M. Forget                     Executive Vice President and Director
1095 Avenue of the Americas
New York, NY 10036

George Foulke                           Director
334 Madison Avenue
Convent Station, NJ 07961

Richard A. Hemmings                     Director
Fidelity Life Associates
1211 West 22nd Street
Oak Brook, IL 60523

Lisa S. Kuklinski                       Vice President and Director
1095 Avenue of the Americas
New York, NY 10036

Thomas A. Price                         Director
66 Davison Lane East
West Islip, NY 11795

Thomas J. Skelly                        Director
5 Park Plaza, Suite 1900
Irvine, CA 92614

Paul A. Sylvester                       Director
10 Park Avenue
Morristown, NJ 07962

Kevin J. Paulson                        Senior Vice President
4700 Westown Parkway
West Des Moines, IA 50266

Richard C. Pearson                      Vice President,
5 Park Plaza, Suite 1900                Associate General Counsel, Secretary and Director
Irvine, CA 92614

Jeffrey A. Tupper                       Assistant Vice President and Director
5 Park Plaza, Suite 1900
Irvine, CA 92614

Jeffrey N. Altman                       Vice President
1095 Avenue of the Americas
New York, NY 10036


NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------   ---------------------------------------

Roberto Baron                           Vice President
1095 Avenue of the Americas
New York, NY 10036

Jonathan L. Rosenthal                   Vice President, Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962

Betty Davis                             Vice President
1 MetLife Plaza
27-01 Queens Plaza North
New York, NY 11101

Patrick D. Studley                      Vice President, Appointed Actuary
1095 Avenue of the Americas
New York, NY 10036

Debora L. Buffington                    Vice President, Director of Compliance
5 Park Plaza, Suite 1900
Irvine, CA 92614

Christopher A. Kremer                   Vice President
501 Boylston Street
Boston, MA 02116

Marian J. Zeldin                        Vice President
300 Davidson Avenue
Somerset, NJ 08873

Karen A. Johnson                        Vice President
501 Boylston Street
Boston, MA 02116

Deron J. Richens                        Vice President
5 Park Plaza, Suite 1900
Irvine, CA 92614

Paul L. LeClair                         Vice President
501 Boylston Street
Boston, MA 02116

Robert L. Staffier                      Vice President
501 Boylston Street
Boston, MA 02116

Mark S. Reilly                          Vice President
1300 Hall Boulevard
Bloomfield, CT 06002-2910

Gene Lunman                             Vice President
1300 Hall Boulevard
Bloomfield, CT 06002-2910

Gregory E. Illson                       Vice President
501 Boylston Street
Boston, MA 02116

Bennett D. Kleinberg                    Vice President
1300 Hall Boulevard
Bloomfield, CT 06002-2910

Jeffrey P. Halperin                     Vice President
1095 Avenue of the Americas
New York, NY 10036

Eric T. Steigerwalt                     Treasurer
1095 Avenue of the Americas
New York, NY 10036

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


    The Registrant is a separate account of First MetLife Investors Insurance Company under New York state insurance law. First MetLife Investors Insurance Company is a wholly-owned direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2008

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2008. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.


            c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

      2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99924% is owned by MetLife International Holdings, Inc. and 0.00076% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.


      6. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc.
            and 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Limited (United Kingdom)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13.   MetLife Insurance S.A./NV (Belgium)

      14.   MetLife Services Limited (United Kingdom)

      15.   MetLife Insurance Limited (Australia)

            a)    MetLife Investments Pty Limited (Australia)

                  i) MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investment Pty Limited. MetLife Investments Pty Limited is a wholly owned subsidiary of MetLife Insurance Limited.

            b)    MetLife Services (Singapore) PTE Limited (Australia)

      16. MetLife Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      17. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      18. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by MetLife Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by MetLife Seguros de Retiro SA.


      19.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)


            c)    MetLife Limited (Hong Kong)


U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  i) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            b) Mezzanine Investment Limited Partnership-LG (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      18.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      19.   Bond Trust Account A (MA)

      20.   MetLife Investments Asia Limited (Hong Kong).

      21. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      22. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      23.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      24.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  i)   GenAmerica Management Corporation (MO)

      25.   Corporate Real Estate Holdings, LLC (DE)

      26. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      27.   MetLife Tower Resources Group, Inc. (DE)

      28.   Headland - Pacific Palisades, LLC (CA)

      29. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      30.   Krisman, Inc. (MO)

      31.   Special Multi-Asset Receivables Trust (DE)

      32.   White Oak Royalty Company (OK)

      33.   500 Grant Street GP LLC (DE)

      34. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      35.   MetLife Canada/MetVie Canada (Canada)

      36.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      37.   Euro CL Investments LLC (DE)

      38.   MEX DF Properties, LLC (DE)

      39. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      40.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      41.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      42.   MLIC Asset Holdings, LLC (DE)

      43.   85 Brood Street LLC (CT)

      44.   The Building at 575 LLC (DE)


V.    MetLife Capital Trust III (DE)

W.    MetLife Capital Trust IV (DE)


X.    MetLife Insurance Company of Connecticut (CT)

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Investments Highland Park, LLC (DE)

      5.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      6.    MetLife Canadian Property Ventures LLC (NY)

      7.    Euro TI Investments LLC (DE)

      8.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      9. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      10.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      11.   TIC European Real Estate LP, LLC (DE)

      12.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      13.   Travelers International Investments Ltd. (Cayman Islands)

      14.   Euro TL Investments LLC (DE)

      15.   Corrigan TLP LLC (DE)

      16.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      17. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      18.   Tribeca Distressed Securities, L.L.C. (DE)

      19.   MetLife Investors USA Insurance Comapny (DE)


Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

BB.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


CC.   SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

DD.   MetLife Capital Trust X (DE)

EE.   Cova Life Management Company (DE)

FF.   MetLife Reinsurance Company of Charleston (SC)

GG.   Federal Flood Certification Corp (TX)

HH.   MetLife Planos Odontologicos Ltda. (Brazil)

II.   Metropolitan Realty Management, Inc. (DE)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

3) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT
----
VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACT OWNERS



    As of January 31, 2009, there were 1,721 qualified contract owners and 1,035 non-qualified contract owners of Class VA contracts; and 86 qualified contract owners and 94 non-qualified contract owners of Class AA contracts; and 3 qualified contract owners and 2 non-qualified owners of Class B contracts.



ITEM 28. INDEMNIFICATION


    The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors & Officers Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.


    The Bylaws of the Company (Article VII, Section VII.1) provide that:


    The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or interstate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.


    The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.


    The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.


    A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in the first two paragraphs of this Article VII, shall be entitled to indemnification as authorized in such paragraphs. Except as provided in the preceding sentence and unless ordered by a court, any indemnification under such paragraphs shall be made by the Corporation, only if authorized in the specific case:


  (1) By the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director, officer or employee has met the standard of conduct set forth in the first two paragraphs of this
       Article VII, as the case may be or


  (2) If such a quorum is not obtainable with due diligence or, even if obtainable, a quorum of disinterested directors so directs,


    (a) By the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in the first two paragraphs of this Article VII has been met by such director, officer or employee, or

    (b) By the shareholders upon a finding that the director, officer or employee has met the applicable standard of conduct set forth in such paragraphs.

    Expenses, including attorneys' fees, incurred in defending a civil or criminal action or a proceeding may be paid by the Corporation in advance of the final disposition of such action or proceeding, if authorized in accordance with the preceding paragraph, subject to repayment to the Corporation in case the person receiving such advancement is ultimately found, under the procedure set forth in this Article VII, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the Corporation exceed the indemnification to which he or she is entitled.


    Nothing herein shall affect the right of any person to be awarded indemnification or, during the pendency of litigation, an allowance of expenses, including attorneys' fees, by a court in accordance with the law.


    If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the Corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.


    The Corporation shall have the power, in furtherance of the provisions of this Article VII, to apply for, purchase and maintain insurance of the type and in such amounts as is or may hereafter be permitted by Section 726 of the Business Corporation Law.


    No payment of indemnification, advancement or allowance under Sections 721 to 726, inclusive, of the Business Corporation Law shall be made unless a notice has been filed with the Superintendent of Insurance of the State of New York, not less than thirty days prior to such payment, specifying the persons to be paid, the amounts to be paid, the manner in which such payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.


    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by the director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS


  (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):


    Met Investors Series Trust
       MetLife Investors USA Separate Account A
       MetLife Investors USA Variable Life Account A
       MetLife Investors Variable Annuity Account One
       MetLife Investors Variable Annuity Account Five
       MetLife Investors Variable Life Account One
       MetLife Investors Variable Life Account Five
       General American Separate Account Eleven
       General American Separate Account Twenty-Eight
       General American Separate Account Twenty-Nine
       General American Separate Account Two
       Security Equity Separate Account Twenty-Six
       Security Equity Separate Account Twenty-Seven
       MetLife of CT Separate Account QPN for Variable Annuities

       MetLife of CT Fund UL for Variable Life Insurance
       MetLife of CT Fund UL III for Variable Life Insurance
       MetLife of CT Separate Account Eleven for Variable Annuities Metropolitan Life Separate Account E
       Metropolitan Series Fund, Inc.
       Metropolitan Tower Life Separate Account One

       Metropolitan Tower Life Separate Account Two


Metropolitan Life Separate Account UL
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D

Metropolitan Series Fund, Inc.
Metropolitan Life Variable Annuity Separate Account II

Metropolitan Life Variable Annuity Separate Account I

  (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.




NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH UNDERWRITER
-------------------------------------   --------------------------------------------------------------------

Michael K. Farrell                      Director
10 Park Avenue
Morristown, NJ 07962

Craig W. Markham                        Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta                      Director
1095 Avenue of the Americas
New York, NY 10036

Paul A. Sylvester                       President, National Sales Manager-Annuities & LTC
10 Park Avenue
Morristown, NJ 07962

Elizabeth M. Forget                     Executive Vice President, Investment Fund Management & Marketing
1095 Avenue of the Americas
New York, NY 10036

Paul A. LaPiana                         Executive Vice President, National Sales Manager-Life
5 Park Plaza, Suite 1900
Irvine, CA 92614

Richard C. Pearson                      Executive Vice President, General Counsel and Secretary
5 Park Plaza, Suite 1900
Irvine, CA 92614

Peter Gruppuso                          Vice President, Chief Financial Officer
485-E US Highway 1 South
Iselin, NJ 08830

John C. Kennedy                         Senior Vice President, National Sales Manager, Bank and
1 MetLife Plaza                         Broker/Dealer
27-01 Queens Plaza North
Long Island City, NY 11101

Douglas P. Rodgers                      Senior Vice President, Channel Head-LTC
10 Park Avenue
Morristown, NJ 07962

Curtis Wohlers                          Senior Vice President, National Sales Manager, Independent Planners
1 MetLife Plaza                         and Insurance Advisors
27-01 Queens Plaza North
Long Island City, NY 11101


NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH UNDERWRITER
-------------------------------------   ---------------------------------------------------------

Jeffrey A. Barker                       Senior Vice President, Channel Head-Independent Accounts
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Andrew Aiello                           Senior Vice President, Channel Head-National Accounts
5 Park Plaza, Suite 1900
Irvine, CA 92614

Jay S. Kaduson                          Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Eric T. Steigerwalt                     Treasurer
1095 Avenue of the Americas
New York, NY 10036

Debora L. Buffington                    Vice President, Director of Compliance
5 Park Plaza, Suite 1900
Irvine, CA 92614

David DeCarlo                           Vice President
5 Park Plaza, Suite 1900
Irvine, CA 92614

Paul M. Kos                             Vice President
5 Park Plaza, Suite 1900
Irvine, CA 92614

Deron J. Richens                        Vice President
5 Park Plaza, Suite 1900
Irvine, CA 92614

Cathy Sturdivant                        Vice President
5 Park Plaza, Suite 1900
Irvine, CA 92614

Paulina Vakouros                        Vice President
1095 Avenue of the Americas
New York, NY 10036


  (c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:




                   (1)                           (2)              (3)            (4)           (5)
                                           Net Underwriting
                                            Discounts And     Compensation    Brokerage       Other
Name of Principal Underwriter                Commissions     On Redemption   Commissions   Compensation
----------------------------------------- ----------------- --------------- ------------- -------------

 MetLife Investors Distribution Company      $27,400,397         $0             $0            $0



ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


    The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:


    (a) Registrant


    (b) MetLife Annuity Operations, 27000 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266


    (c) State Street Bank & Trust Company, 225 Franklin Street, Boston, MA
02110


    (d) MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614


    (e) MetLife Investors Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614


    (f) MetLife, 4010 Boy Scout Blvd., Tampa, FL 33607


    (g) MetLife, 501 Boylston Street, Boston, MA 02116


    (h) MetLife, 200 Park Avenue, New York, NY 10166

    (i) General American Life Insurance Company, 13045 Tesson Ferry Road, St. Louis, MO 63128 (with respect to the Guarantee Agreement only)


ITEM 31. MANAGEMENT SERVICES


    Not Applicable.


ITEM 32. UNDERTAKINGS


    a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payment under the variable annuity contracts may be accepted.


    b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.


    c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.


                                REPRESENTATIONS


    First MetLife Investors Insurance Company (Company) hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.


    The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:


    1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;


    2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;


    3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;


    4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and State of New York, on this 15th day of April, 2009.


FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
(Registrant)

By: FIRST METLIFE INVESTORS INSURANCE COMPANY

By: /s/ Richard C. Pearson
    -----------------------------------
    Richard C. Pearson
    Vice President and Associate General Counsel


FIRST METLIFE INVESTORS INSURANCE COMPANY
(Depositor)

By: /s/ Richard C. Pearson
    -----------------------------------
    Richard C. Pearson
    Vice President and Associate General Counsel

     As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 15, 2009.

/s/ Michael K. Farrell*
--------------------------------   Chairman of the Board, President, Chief Executive Officer,
Michael K. Farrell                 and Director

/s/ James J. Reilly*
--------------------------------   Vice President-Finance (principal financial officer and
James J. Reilly                    principal accounting officer)

/s/ Norse N. Blazzard*
--------------------------------   Director
Norse N. Blazzard

/s/ Robert L. Davidow*
--------------------------------   Director
Robert L. Davidow

/s/ Elizabeth M. Forget*
--------------------------------   Director and Executive Vice President
Elizabeth M. Forget

/s/ George Foulke*
--------------------------------   Director
George Foulke

/s/ Richard A. Hemmings*
--------------------------------   Director
Richard A. Hemmings

/s/ Jay S. Kaduson*
--------------------------------   Director and Vice President
Jay S. Kaduson

/s/ Lisa S. Kuklinski*
--------------------------------   Director and Vice President
Lisa S. Kuklinski

/s/ Richard C. Pearson*
--------------------------------   Director, Vice President, Associate General Counsel and
Richard C. Pearson                 Secretary

/s/ Thomas A. Price*
--------------------------------   Director
Thomas A. Price

/s/ Paul A. Sylvester*
--------------------------------   Director
Paul A. Sylvester

/s/ Jeffrey A. Tupper*
--------------------------------   Director and Assistant Vice President
Jeffrey A. Tupper

/s/ Thomas J. Skelly*
--------------------------------   Director
Thomas J. Skelly

*By: /s/ Michele H. Abate
     ----------------------------------------
     Michele H. Abate, Attorney-In-Fact
     April 15, 2009

* First MetLife Investors Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated, pursuant to powers of attorney filed herewith.

                                   SIGNATURES

     As required by the Securities Act of 1933, General American Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri, on this 15th day of April, 2009.


GENERAL AMERICAN LIFE INSURANCE COMPANY
(Guarantor)

By: /s/ William C. Lane
    -----------------------------------
    William C. Lane
    Vice President and Associate General Counsel

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 15, 2009.

/s/ Lisa M. Weber*                 Chairman of the Board, Chief Executive Officer, President
--------------------------------   and Director
Lisa M. Weber

/s/ Michael K. Farrell*            Director
--------------------------------
Michael K. Farrell

/s/ William J. Mullaney*           Director
--------------------------------
William J. Mullaney

/s/ James L. Lipscomb*             Director
--------------------------------
James L. Lipscomb

/s/ Joseph J. Prochaska, Jr.*      Executive Vice President and Chief Accounting Officer
--------------------------------
Joseph J. Prochaska, Jr.

/s/ Stanley J. Talbi*              Director
--------------------------------
Stanley J. Talbi

/s/ Michael J. Vietri*             Director
--------------------------------
Michael J. Vietri

/s/ William J. Wheeler*            Director
--------------------------------
William J. Wheeler

/s/ James J. Reilly*               Vice President (principal financial officer)
--------------------------------
James J. Reilly

                                   Director and Senior Vice President, Treasurer
--------------------------------
Eric T. Steigerwalt


*By: /s/ Michele H. Abate
     ----------------------------------------
     Michele H. Abate, Attorney-In-Fact
     April 15, 2009

* General American Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 to Form N-4 (File Nos. 333-96773/811-08306) filed as Exhibit 13(ii) on April 18, 2007, except for the Power of Attorney for James J. Reilly, which is incorporated herein by reference to Registrant's Post-Effective Amendment No. 14 to Form N-4 (File Nos. 333-96773/811-08306) filed as Exhibit 13(iii) on July 12, 2007.

                               INDEX TO EXHIBITS


10 (i) Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) for the Depositor, Registrant and the Guarantor

10 (ii) Consent of Independent Registered Public Accounting Firm (MetLife, Inc.) (Deloitte & Touche LLP)

13 (i)      Powers of Attorney